UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report August 31, 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Active Portfolios® Multi-Manager Alternative Strategies Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D.

John Liew, Ph.D.

Brian Hurst

Yao Hua Ooi

Eaton Vance Management

Mark Venezia, CFA

John Baur

Michael Cirami. CFA

Eric Stein, CFA

Wasatch Advisors, Inc.

Michael Shinnick

Ralph Shive, CFA

Water Island Capital, LLC

John Orrico, CFA

Todd Munn

Roger Foltynowicz, CAIA

Gregg Loprete

Active Portfolios® Multi-Manager Alternative Strategies Fund was launched on April 23, 2012. The Fund is managed by four independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2012, AQR Capital Management, LLC (AQR), Eaton Vance Management (Eaton Vance), Wasatch Advisors, Inc. (Wasatch) and Water Island Capital, LLC (Water Island) managed approximately 21%, 26%, 32% and 21% of the portfolio, respectively.

While the Fund’s benchmark is the Citigroup 3-month U.S. Treasury Bill Index, Wasatch compares the performance of its portion of the Fund to the S&P 500 Index.

Results Through a Variety of Alternative Strategies

AQR: Our portion of the Fund pursues an active managed futures strategy, investing in futures and forward contracts, both long and short, across the global equity, fixed income, commodity and currency markets.

The strong first quarter 2012 rally in global equities and economically-sensitive commodities was followed by markets stalling on mixed economic news, including slowing U.S. employment growth, in April. This led to relatively neutral positioning within our portion of the Fund at the end of April, with an expected portfolio beta to the S&P 500 Index of -0.1. (Beta is a measure of volatility in relation to the market as a whole.) May saw the portfolio move quickly to bearish positioning, as equities and energy-related and industrial metals commodities declined on resurgent concerns about Eurozone stability following the first Greek elections and Spanish bank downgrades. Market trends remained bearish though much of June, but turned bullish in July and August as policymakers attempted to solve the Eurozone crisis. Such conditions led our portion of the Fund to end August with a beta of +0.6.

Our strategy’s average annualized volatility target is 10%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. At inception, our portion of the Fund was targeting near 6% volatility, as bullish short-term signals from the first quarter 2012 equity market rally conflicted with longer-term negative signals in most markets. Fixed income signals were also mixed, but with strongly positive long-term trends counteracted by overextended signals and negative short-term signals following the March 2012 bond sell-off. The downturn of growth-sensitive assets in May and June pushed short-term signals into bearish agreement with long-term signals, resulting in a higher than average target for our portion of the Fund through the second half of the second calendar quarter. With a bounce-back of risky assets through July and August, our portion of the Fund settled into “normal” levels of targeted volatility at 10%.

By asset class, equities detracted from our portion of the Fund’s performance during the reporting period as a whole, while fixed income, commodities exposure and currencies added value. By signal, short-term trend-following and overextended trend signals detracted, while long-term trend-following signals contributed positively. Long-term trend-following signals performed well, as the market environment highly resembled the third quarter of 2011, when previous concerns about Eurozone solvency and weakening global macroeconomic data similarly drove asset returns. Long-term signals still showed a bearish bias due to the outsized effect of the prior third quarter, which led to strong returns and helped our portion of the Fund pivot from neutral to short equity positioning quickly in early May. Shorter-term signals were weaker, as there were a number of reversals over the course of the reporting period that hurt these types of signals. Such

2	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

differing results indicate, in our view, that our strategy of diversifying across many horizons of trend following is prudent given the difficulty in predicting which market environment will prevail.

Eaton Vance: Our portion of the Fund employs a global macro long/short fixed income strategy. Its diversified mix of long and short investments primarily focused on currencies and sovereign credit around the world produced positive returns. More specifically, factors positively impacting returns included a long Turkish new lira and short South African rand cross-currency position, as Turkey continued to impress investors with its ability to grow its economy and narrow its current account deficit. A short position in the Taiwan new dollar was also beneficial to returns as the currency declined versus the U.S. dollar during the flight to safety in May and then remained largely unchanged through August while earning positive carry. Further benefiting our portion of the Fund was maintaining a modestly longer duration than the benchmark, as interest rates in the U.S. declined during the reporting period.

Factors negatively impacting returns included our portion of the Fund’s long Serbian dinar versus the euro position, which depreciated during the reporting period as a new government was sworn into power and appeared reluctant to address public finance reforms leading to capital outflows. A long position in the Malaysian ringgit depreciated versus the U.S. dollar. While it rebounded during July and August, the combination of concerns over a global economic slowdown and political protests earlier in the reporting period dictated the contribution for the reporting period overall.

Wasatch: Our portion of the Fund implements a long/short equity strategy. The market showed a preference for traditionally defensive sectors, such as telecommunication services, utilities and consumer staples. However, our portion of the Fund was underweight these sectors due to valuation concerns. Our portion of the Fund was overweight relative to the S&P 500 Index in more cyclical sectors, such as energy and information technology, which lagged, as economic growth expectations diminished.

The strongest contributing sector on a relative basis was materials, where our portion of the Fund had an overweight compared to the S&P 500 Index. Amongst our portion of the Fund’s short positions, industrials and materials were the strongest contributors. Conversely, health care and consumer staples were the most significant detractors, as our portion of the Fund was underweight these comparatively strong performing sectors. Security selection within financials also detracted from relative results.

The biggest individual contributors to our portion of the Fund’s results were fertilizer manufacturer Mosaic, offshore driller Ensco and leading call center outsourcing solutions firm Convergys. Mosaic’s stock price rebounded meaningfully on signs of a very difficult summer for U.S. crop yields due to unusually hot weather. Ensco’s shares rose on improved 2013 earnings estimates. Convergys continued to demonstrate the strength and underlying value during the reporting period that led us to make it a top ten position. It is also worth noting that information technology company Cisco Systems’ shares sold off rather dramatically during the reporting period but subsequently reported strong earnings and rebounded nicely. Cisco Systems’ dividend almost doubled during the reporting period. Positions in oil and gas exploration and production Devon Energy

Portfolio Breakdown (%) (at August 31, 2012)
	Long		Short		Net
Common Stocks	43.9		(6.7)		37.2
Consumer Discretionary	4.3		(0.5)		3.8
Consumer Staples	1.8		(0.3)		1.5
Energy	8.4		(0.0	) (a)	8.4
Financials	6.4		(1.9)		4.5
Health Care	3.4		(0.5)		2.9
Industrials	6.2		(0.5)		5.7
Information Technology	8.4		(0.8)		7.6
Materials	2.9		(0.8)		2.1
Telecom munication Services	0.7		(0.4)		0.3
Utilities	1.4		(1.0)		0.4
Preferred Stocks	0.6		(0.0)		0.6
Financials	0.6		(0.0)		0.6
Bonds	13.7		(0.0)		13.7
Convertible Bonds	0.6		(0.0)		0.6
Corporate Bonds & Notes	2.8		(0.0)		2.8
Foreign Government Obligations	9.2		(0.0)		9.2
Inflation- Indexed Bonds	1.1		(0.0)		1.1
Exchange- Traded Funds	0.0		(0.1)		(0.1)
Options Purchased Calls	0.1		(0.0)		0.1
Options Purchased Puts	0.0	(a)	(0.0)		0.0	(a)
Rights	0.1		(0.0	) (a)	0.1
Treasury Bills	19.4		(0.0)		19.4
Short-Term Investments Segregated in Connection with Open Derivatives Contracts (b)	29.0		(0.0)		29.0
Total	106.8		(6.8)		100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds (amounting to $126.8 million) which have been segregated to cover obligations related to the Fund’s investment in derivatives which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the consolidated financial statements.

Annual Report 2012	3

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

Market Exposure Through Derivatives Investments (% of Notional Exposure) (at August 31, 2012) (a)
Fixed Income Derivative Contracts	102.6
Commodities Derivative Contracts	0.2
Equity Derivative Contracts	11.0
Forward Foreign Currency Exchange Contracts	(13.8)
Total Notional Market Value of Derivative Contracts	100.0

(a)	The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts either directly or through one or more wholly-owned subsidiaries, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. The shares outstanding reported reflect notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each derivative contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding derivative contracts is $522,782,450. See Futures, Options Written, Credit Default Swaps, Interest Rate Swaps, Total Return Swaps, Forward Foreign Currency Exchange Contracts, Cross Currency Swaps and Total Return Swap Contracts Outstanding at August 31, 2012 on pages 15-17, 17-19, 19-22, 22, 23, 23-27, 27 and 27-28 respectively. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the consolidated financial statements. At period end, the Fund held investments in an affiliated money market fund (amounting to $126.8 million), which have been segregated to cover obligations relating to the Fund’s investment in derivatives. For further information on these holdings, see the Consolidated Portfolio of Investments.

and in insurance companies Unum Group and CNA Financial detracted from our portion of the Fund’s relative results most.

Water Island: Our portion of the Fund employs a variety of alternative strategies. In the equity merger arbitrage sleeve, three factors usually impact returns — interest rates, deal flow and the return possibilities of the announced corporate actions. However, all three factors were unchanged during the brief reporting period, and thus this strategy produced somewhat flat returns. Within this sleeve, three merger events made a strong positive impact on Fund results — the Ali Baba, Cooper Industries and Catalyst Health deals all reached a successful conclusion during the reporting period. The three merger events that had the most negative impact were Astral Media, Sundance Resources and Flinders Mines. Regulatory hurdles delayed the completion of the Astral Media deal. A decline in iron ore prices led to a repricing of the Sundance Resources deal which negatively impacted returns. And the Flinders Mines deal was ultimately terminated after a minority shareholder in the acquirer, Magnitogorsk Iron & Steel Works, filed a suit in Russian courts to block the transaction.

In the equity special situations sleeve, macroeconomic concerns and political issues re-emerged, which led to increased volatility and weaker investment returns across asset classes. European political and economic uncertainty, highlighted by two Greek elections, sovereign funding issues in Spain and Italy and serious concerns about the Eurozone contributed significantly to volatility during the reporting period. In addition, weakening U.S. GDP growth and labor market conditions were accompanied by increasing fears of an economic slowdown in China. As the reporting period ended, European sovereign and political fears once again subsided, as Eurozone bureaucrats announced broad plans, with few specifics, for a range of solutions to alleviate sovereign funding issues and banking concerns.

In the credit special situations and merger-related credit sleeves, although we are constantly aware of the macro factors that influence markets, our strategies seek to identify idiosyncratic opportunities driven by company specific events rather than pure market directions.

Changes to the Fund’s Portfolio Based on Strategy Implementation

AQR: In equities, our portion of the Fund began the reporting period generally neutral, with a mix of long and short positions. We moved into short positioning swiftly enough to benefit from May’s global equity market declines, particularly the losses in China and the European periphery. However, our portion of the Fund was positioned even more bearishly in June as markets rebounded following rate cuts by the Chinese central bank and an agreement by European leaders to spread losses on any bailout Funds more broadly. We bought equities again in July as equity markets rallied, and our portion of the Fund benefited in August from positive U.S. payroll data and from the European Central Bank announcement regarding its commitment to maintaining the euro. Our portion of the Fund ended August with long positions across all developed and emerging equity markets within our investment universe.

In fixed income, our portion of the Fund began the reporting period with mostly long positions across bond futures and short-term interest rate futures, but also with short-term positions in a few short-rate contracts in Canada, the U.K. and the U.S. Global bond markets rallied during the second calendar quarter in response to renewed monetary policy easing and the re-emergence of European debt concerns,

4	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

led by Australian, U.K. and U.S. long bonds. However, August saw a bond sell-off on positive economic data. Overall, long positioning helped our portion of the Fund’s performance, especially in Euro, Japanese and U.K. bonds. Our portion of the Fund ended August mostly long, with the largest positions in Japanese, U.K. and U.S. bonds, but also with small short positions in Australian short-duration bonds, U.S. short-duration bonds and Canadian and Swiss short-term interest rate futures.

In commodities, our portion of the Fund began the reporting period with mostly short positioning aside from crude oil and refined products and some agriculturals. Commodities dropped sharply in May on the market sell-off, with energy commodities hit the hardest, and partially bounced back in June. Agriculturals rallied in July and August on the drought in the Midwest U.S. Our portion of the Fund benefited from declines in industrial metal prices, especially aluminum. Agricultural commodities were mixed, with long positions in soybeans and soy meal benefiting the Fund, while wheat and corn positions detracted. In energy-related commodities, natural gas rallied against our short position on news of production cutbacks. Overall, the gains outweighed losses in commodities, and our portion of the Fund finished August with its largest long positions in gasoline, soybeans and gas oil and its largest short positions in aluminum, lean hogs and zinc.

In the currency markets, our portion of the Fund’s largest positions at the start of the reporting period were short the euro and the Japanese yen, with sizable long positions in the New Zealand dollar and the British pound. The euro short was the biggest positive contributor, as the currency fell on concerns ranging from the failure of initial Greek elections to produce a government to the downgrades and necessary bailouts of Spanish banks. However, these economic woes also caused the Japanese yen to appreciate as investors sought a safe haven currency and the Bank of Japan did not intervene to hold down the exchange rate. Thus, the Japanese yen short position detracted from performance, as did the long position in the New Zealand dollar, a high-yielding currency hurt by the market sell-off in May. Our portion of the Fund ended August strongly short the euro, Japanese yen and U.S. dollar, with long positions in the Australian dollar, Canadian dollar, British pound and Norwegian krone and with a mix of long and short positions in various emerging market currencies.

Eaton Vance: During the reporting period, we added to existing long positions in Malaysia, Mexico, Poland and Sri Lanka opportunistically. We decreased existing positions in Serbia, Croatia and the Philippines based on relative value. We initiated new long credit positions in Latvia, where we believe fundamentals are stronger than are being reflected in valuations, and in Cyprus, which we believe has been oversold due to its close proximity to Greece. We eliminated our portion of the Fund’s long credit position in Chile, as valuations appear to have caught up to our view on fundamentals there.

Wasatch: During the reporting period, we increased our portion of the Fund’s positions in Mosaic, already mentioned, and in broadcast television operator Acme Communications. We believed drought conditions provided a positive backdrop for Mosaic. We liked Acme Communications’ solid balance sheet and added to our portion of the Fund’s position on the company’s announcement of a major stock buyback. We successfully closed a short position in machinery company Caterpillar. We sold our portion of the Fund’s position in consumer electronics retailer Best Buy, as the company opted to not meaningfully engage with a buyout

Annual Report 2012	5

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

offer from its founder. Diagnostic product producer Alere was a turnaround where the timing kept being extended. We chose to take a small loss as opposed to waiting. We exited a short position in Charter Communications, a broadband Internet communications services provider, with a small loss even though the company’s high levels of debt persisted, as we felt the risk to capital had become too high.

Overall, our portion of the Fund’s exposure relative to the S&P 500 Index in materials increased, primarily due to the strong performance of Mosaic, during the reporting period. Our portion of the Fund’s allocation to health care decreased as a function of specific company ideas disappointing. As of August 31, 2012, our portion of the Fund was overweight relative to the S&P 500 Index in materials and energy and underweight relative to the S&P 500 Index in information technology, telecommunication services, consumer staples, consumer discretionary, utilities, industrials and health care. Our portion of the Fund was rather neutrally weighted to the S&P 500 Index in financials at the end of the reporting period.

Water Island: In the equity merger arbitrage sleeve, we purchased Comverse Technologies. Comverse Technologies is being acquired by Verint Systems in a stock-for-stock purchase. In our view, this is a relatively solid deal that should close in October 2012 and presents the possibility of a good annualized return. In the equity special situations sleeve, we sold out of the Fund’s position in Echo Entertainment Group. The stock was initially purchased as a pre-arbitrage situation due to talks the company held regarding putting itself up for sale. It later became obvious the timeline would extend longer than anticipated and we exited the position.

On the credit side, our portion of the Fund purchased the trust preferred securities of BankAtlantic Bancorp with the expectation that BB&T, a Winston-Salem, NC-based bank, would fully redeem the said securities shortly after BB&T’s acquisition of BankAtlantic is completed. The deal closed shortly before the end of the reporting period and it presents the possibility of being a profitable transaction for the Fund.

Looking Ahead

AQR: Overall, we believe this reporting period ended August 31, 2012 illustrated the importance of our portion of the Fund’s construction, which emphasizes diversification across asset classes as well as diversification across signals. During the reporting period, gains in fixed income and commodities counterbalanced losses in equities, and long-term momentum gains exceeded losses from our shorter-term and overextended signals. Most importantly perhaps, our portion of the Fund’s strongly positive returns in May provided a hedge against losses on global equities. We believe this ability of trend-following strategies to do well in times of poor traditional asset returns provides one of the strongest arguments for a managed futures strategy within the Fund’s portfolio going forward.

Eaton Vance: We believe the economic recovery in the U.S. is following a pattern historically reflective of emergence from a financial recession. While growth has improved and unemployment has retreated, the country’s fiscal balance sheet continues to deteriorate. In the months ahead, we believe the financial markets will continue to focus on developments in Europe, especially as it relates to anemic growth, economic competitive imbalances and high debt levels. Political risks remain high in the Eurozone, as each country fights for what is in its own best interest and disagrees on what is in the best interest of the European Monetary

6	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

Union as a whole. As such, we feel there are enhanced opportunities to invest in Asia, Latin America and Central and Eastern Europe as well as Africa and the Middle East. Many of these countries benefit from strong economic and political fundamentals that may help them weather what we believe may well be ongoing market turmoil originating in the developed world.

Wasatch: Going forward, our preference for businesses with strong balance sheets and productive assets as a defense in a world awash in digitally-created currency (money created by central banks) is something we think is necessary to protect investors’ capital. It is clear to us that the policy responses in Europe and the U.S. are devaluing paper money, and we want to protect capital through ownership of productive assets. We are particularly excited when we have an opportunity to purchase these assets at prices below replacement value.

Water Island: In the equity merger arbitrage and equity special situations sleeves, our strategies are expected to remain consistent with what we have done in the past. Despite the belief that world equity markets will continue to be volatile, we remain focused on opportunities tied to individual company and to sector catalysts. For equity merger arbitrage, we intend to focus on higher quality transactions, and for our equity special situations trades we continue to seek catalyst-driven investments where underlying value has yet to be realized or is currently being overlooked by the market. From a strategic perspective, we may take a more opportunistic approach ahead and seek to capitalize on market volatility by purchasing securities at more favorable prices should such opportunities arise.

Similarly, in both the merger-related credit and credit special situations sleeves, our strategies are expected to remain consistent with how we have been managing the portfolio, namely to identify idiosyncratic opportunities driven by company-specific events. The strong year-to-date performance in credit and our macroeconomic concerns reinforces our belief in this approach. We are specifically focusing on securities that are senior in the capital structure and have relatively short duration. We intend to seek to take advantage of market volatility and to purchase these securities at favorable prices.

Within each of the alternative strategies we employ, we believe our investment approach leads to investment returns that are less correlated to the direction of overall securities markets.

Annual Report 2012	7

Active Portfolios® Multi-Manager Alternative Strategies Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

April 23, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.00	*	1,016.94	5.80	*	8.26	1.63	*

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

*	For the period from April 23, 2012 (commencement of operations) to August 31, 2012.

8	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 40.3%
Issuer	Shares	Value ($)

Consumer Discretionary 4.0%
Automobiles 0.6%

General Motors Co.(a)(b)	129,400	2,762,690

Media 1.3%

Astral Media, Inc., Class A	66,264	3,182,958

Consolidated Media Holdings Ltd.	44,011	157,049

Interpublic Group of Companies, Inc. (The)(b)	268,057	2,852,126

Total		6,192,133

Multiline Retail 0.5%

Target Corp.(b)	37,000	2,371,330

Specialty Retail 1.6%

Chico’s FAS, Inc.(b)	92,000	1,742,480

Collective Brands, Inc.(a)(b)	148,049	3,203,780

GameStop Corp., Class A	53,300	1,016,964

PEP Boys-Manny, Moe & Jack (The)(b)	188,355	1,693,312

Total		7,656,536

Total Consumer Discretionary		18,982,689

Consumer Staples 1.6%
Beverages 0.4%

Grupo Modelo SAB de CV, Class C	200,889	1,823,608

Food & Staples Retailing 0.3%

Wal-Mart Stores, Inc.	18,800	1,364,880

Food Products 0.7%

Viterra, Inc.	201,212	3,294,508

Personal Products 0.2%

Avon Products, Inc.	78,200	1,208,190

Total Consumer Staples		7,691,186

Energy 7.7%
Energy Equipment & Services 4.4%

Ensco PLC, Class A(b)	99,950	5,734,132

Halliburton Co.	99,400	3,256,344

Helmerich & Payne, Inc.(b)	34,500	1,574,580

Noble Corp.(b)	103,479	3,946,689

Patterson-UTI Energy, Inc.(b)	347,300	5,275,487

Pure Energy Services Ltd.	82,181	913,724

Total		20,700,956

Oil, Gas & Consumable Fuels 3.3%

Anadarko Petroleum Corp.	20,050	1,388,864

ConocoPhillips	40,500	2,299,995

Cove Energy PLC	112,482	428,205

CREDO Petroleum Corp.(a)	91,636	1,325,057

Devon Energy Corp.	46,621	2,696,092

Common Stocks (continued)
Issuer	Shares	Value ($)

Energen Corp.	49,547	2,529,374

Ithaca Energy, Inc.(a)	124,225	264,644

Kinder Morgan, Inc.	577	20,639

Nexen, Inc.	107,550	2,711,335

Progress Energy Resources Corp.	81,951	1,826,491

Sunoco, Inc.	3,360	158,558

Whitehaven Coal Ltd.	76,601	260,886

Total		15,910,140

Total Energy		36,611,096

Financials 5.9%
Commercial Banks 0.7%

Fifth Third Bancorp	82,600	1,250,564

Pacific Capital Bancorp(a)	20,171	926,252

Savannah Bancorp, Inc. (The)(a)	97,809	962,441

Total		3,139,257

Diversified Financial Services 0.5%

Citigroup, Inc.	64,400	1,913,324

Osaka Securities Exchange Co., Ltd.	60	272,769

Total		2,186,093

Insurance 3.9%

Allstate Corp. (The)	38,800	1,446,464

Aon PLC	40,500	2,104,380

CNA Financial Corp.	121,100	3,163,132

Flagstone Reinsurance Holdings SA	17,060	145,693

Loews Corp.(b)	146,103	5,939,087

MetLife, Inc.(b)	49,900	1,703,087

SeaBright Insurance Holdings, Inc.	77,833	854,606

Unum Group(b)	171,000	3,336,210

Total		18,692,659

Real Estate Management & Development 0.2%

Deutsche Euroshop AG	7,515	274,828

Deutsche Wohnen AG	18,047	305,308

GAGFAH SA(a)	30,781	333,231

GSW Immobilien AG	8,019	285,846

Total		1,199,213

Thrifts & Mortgage Finance 0.6%

Beacon Federal Bancorp, Inc.(b)	101,223	2,016,362

Hudson City Bancorp, Inc.	125,798	904,488

Total		2,920,850

Total Financials		28,138,072

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	9

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 3.1%
Health Care Equipment & Supplies 0.5%

LMA International NV	1,193,164	574,905

Medtronic, Inc.(b)	20,300	825,398

Stryker Corp.(b)	20,300	1,081,178

Total		2,481,481

Health Care Providers & Services 1.7%

AMERIGROUP Corp.(a)(b)	30,043	2,731,510

Catamaran Corp.(a)	13,073	1,139,312

Coventry Health Care, Inc.	42,810	1,782,180

Sun Healthcare Group, Inc.(a)	91,973	777,172

Sunrise Senior Living, Inc.(a)	115,721	1,664,068

Total		8,094,242

Pharmaceuticals 0.9%

Novartis AG, ADR	26,400	1,557,864

Par Pharmaceutical Companies, Inc.(a)	54,790	2,728,542

Total		4,286,406

Total Health Care		14,862,129

Industrials 5.7%
Air Freight & Logistics 0.6%

TNT Express NV	267,504	3,012,048

Airlines 0.6%

Southwest Airlines Co.(b)	324,000	2,896,560

Building Products 0.2%

U.S. Home Systems, Inc.	74,453	925,451

Commercial Services & Supplies 0.5%

Republic Services, Inc.(b)	78,148	2,160,792

Construction & Engineering 0.7%

Aegion Corp.(a)	108,500	2,117,920

Chicago Bridge & Iron Co. NV	6,694	246,473

Shaw Group, Inc. (The)(a)	18,519	779,280

Total		3,143,673

Electrical Equipment 1.1%

Cooper Industries PLC(b)	44,965	3,289,190

Emerson Electric Co.	22,800	1,156,416

General Cable Corp.(a)(b)	37,600	1,018,584

Total		5,464,190

Machinery 0.5%

Robbins & Myers, Inc.	37,723	2,256,590

Professional Services 0.2%

Resources Connection, Inc.(b)	91,200	1,019,616

Road & Rail 1.0%

Dollar Thrifty Automotive Group, Inc.(a)	21,120	1,840,819

Common Stocks (continued)
Issuer	Shares	Value ($)

Knight Transportation, Inc.	92,200	1,318,460

RailAmerica, Inc.(a)	54,511	1,493,601

Total		4,652,880

Trading Companies & Distributors 0.3%

Interline Brands, Inc.(a)	64,723	1,647,847

Total Industrials		27,179,647

Information Technology 7.7%
Communications Equipment 1.3%

Acme Packet, Inc.(a)(b)	122,895	2,346,065

Cisco Systems, Inc.	204,700	3,905,676

Total		6,251,741

Computers & Peripherals 0.5%

Silicon Graphics International Corp.(a)(b)	272,600	2,328,004

Electronic Equipment, Instruments & Components 0.6%

Brightpoint, Inc.(a)	204,322	1,832,768

Itron, Inc.(a)(b)	19,600	849,856

Total		2,682,624

Internet Software & Services 0.7%

Akamai Technologies, Inc.(a)(b)	46,700	1,751,717

Ancestry.com, Inc.(a)	20,306	631,111

WebMD Health Corp.(a)	67,797	1,012,887

Total		3,395,715

IT Services 0.9%

Convergys Corp.	208,700	3,236,937

Western Union Co. (The)(b)	65,900	1,160,499

Total		4,397,436

Semiconductors & Semiconductor Equipment 0.9%

AuthenTec, Inc.(a)	44,573	357,030

FSI International, Inc.(a)	150,800	930,436

Intel Corp.(b)	51,400	1,276,262

Lam Research Corp.(a)	51,733	1,765,647

Total		4,329,375

Software 2.8%

Ariba, Inc.(a)(b)	71,593	3,199,491

Comverse Technology, Inc.(a)(b)	240,267	1,441,602

Deltek, Inc.(a)	10,708	138,561

Kenexa Corp.(a)	19,845	909,695

Microsoft Corp.	84,100	2,591,962

Oracle Corp.	63,300	2,003,445

Pervasive Software, Inc.(a)	28,505	237,162

Quest Software, Inc.(a)(b)	105,386	2,945,539

Total		13,467,457

Total Information Technology		36,852,352

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

10	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 2.7%
Chemicals 1.4%

Eastman Chemical Co.	12,765	705,394

Mosaic Co. (The)(b)	97,000	5,617,270

TPC Group, Inc.(a)	6,006	246,426

Total		6,569,090

Metals & Mining 1.3%

Commercial Metals Co.	55,900	712,166

Flinders Mines Ltd.(a)	599,949	51,187

Molycorp, Inc.(a)	5,814	66,919

Sumitomo Metal Industries Ltd.	559,819	798,165

Sundance Resources Ltd.(a)	3,139,503	1,051,246

Talison Lithium Ltd.(a)	36,320	239,124

Yamana Gold, Inc.	22,864	391,060

Yamana Gold, Inc.	146,200	2,504,406

Yancoal Australia Ltd.(a)	220,095	238,761

Total		6,053,034

Paper & Forest Products —%

Wausau Paper Corp.	5,198	46,678

Total Materials		12,668,802

Telecommunication Services 0.6%
Diversified Telecommunication Services 0.3%

Consolidated Communications Holdings, Inc.	22,127	360,228

Telefonica SA, ADR(b)	67,902	852,849

Total		1,213,077

Wireless Telecommunication Services 0.3%

Vodafone Group PLC, ADR(b)	56,700	1,639,764

Total Telecommunication Services		2,852,841

Utilities 1.3%
Independent Power Producers & Energy Traders 0.6%

GenOn Energy, Inc.(a)	1,089,261	2,755,830

Multi-Utilities 0.7%

CH Energy Group, Inc.	9,758	635,832

Challenger Infrastructure Fund, Class A	1,343,463	1,888,341

Hastings Diversified Utilities Fund	249,528	672,505

Total		3,196,678

Total Utilities		5,952,508

Total Common Stocks (Cost: $189,231,512)		191,791,322

Preferred Stocks 0.6%
Issuer	Shares	Value ($)

Financials 0.6%
Commercial Banks 0.2%

GMAC Capital Trust I, 8.125%	12,828	318,391

JPMorgan Chase Capital XI, 5.875%	30,379	772,234

Total		1,090,625

Diversified Financial Services 0.3%

BBC Capital Trust II, 8.500%	4,200	146,979

Citigroup Capital IX, 6.000%	21,000	522,270

Citigroup Capital VIII, 6.950%	19,000	483,930

Total		1,153,179

Real Estate Investment Trusts (REITs) 0.1%

FelCor Lodging Trust, Inc., 8.000%	3,950	106,176

Strategic Hotels & Resorts, Inc., 8.250%	11,544	290,200

Strategic Hotels & Resorts, Inc., 8.500%	2,296	57,859

Total		454,235

Total Financials		2,698,039

Total Preferred Stocks (Cost: $2,714,099)		2,698,039

Corporate Bonds & Notes(k) 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Airlines 0.2%
American Airlines, Inc. Senior Secured
08/01/16	13.000%	967,223	1,034,929

Banking 0.4%
BBC Capital Statutory Trust III(c)(d)(e)
06/26/32	3.912%	1,000,000	1,140,000

Fifth Third Capital Trust IV(c)
04/15/67	6.500%	334,000	334,000

Regions Financing Trust II(c)
05/15/47	6.625%	654,000	631,110

Total			2,105,110

Gaming 0.2%
Peninsula Gaming LLC/Corp.
08/15/17	10.750%	680,000	774,350

Independent Energy 0.2%
Chesapeake Energy Corp.
03/15/19	6.775%	1,047,000	1,054,853

Media Cable 0.1%
WideOpenWest Finance LLC/Capital Corp.(d)
10/15/19	13.375%	697,000	700,485

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	11

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Media Non-Cable 0.5%
Cenveo Corp.
12/01/13	7.875%		1,255,000	1,248,725

Reader’s Digest Association, Inc. (The) Senior Secured(c)
02/15/17	9.500%		837,000	468,720

Yellow Media, Inc.
02/02/15	7.300%	CAD	839,000	485,143

Total				2,202,588

Non-Captive Diversified 0.2%
CIT Group, Inc.(d)
05/02/16	7.000%		1,129,296	1,132,119

Oil Field Services 0.2%
Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%		887,000	980,135

Retailers 0.1%
Neiman Marcus Group, Inc. (The)
10/15/15	10.375%		324,000	332,508

Technology 0.1%
Nortel Networks Ltd.(c)(e)
07/15/16	10.750%		410,000	451,000

Transportation Services 0.3%
Ship Finance International Ltd.
12/15/13	8.500%		1,259,000	1,259,000

Total Corporate Bonds & Notes (Cost: $12,063,432)				12,027,077

Convertible Bonds(k) 0.6%
Health Care 0.2%
Sunrise Senior Living, Inc.
04/01/41	5.000%		624,000	886,080

Technology 0.4%
Nortel Networks Corp.(e)
04/15/14	2.125%		410,000	402,825

Symantec Corp. Senior Unsecured
06/15/13	1.000%		1,257,000	1,366,987

Total				1,769,812

Total Convertible Bonds (Cost: $2,601,109)				2,655,892

Foreign Government Obligations(k) 8.4%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Albania 0.1%
Albania Government International Bond Senior Unsecured
11/04/15	7.500%	EUR	180,000	218,027

Argentina 0.4%
Argentina Bonar Bonds Senior Unsecured
09/12/13	7.000%		1,980,000	1,954,173

Cyprus 0.5%
Cyprus Government International Bond
06/03/13	3.750%	EUR	666,000	713,255
02/03/20	4.625%	EUR	2,107,000	1,431,100

Total				2,144,355

Germany 0.7%
Bundesrepublik Deutschland
07/04/34	4.750%	EUR	1,900,000	3,518,723

Mexico 2.2%
Mexican Bonos
06/19/14	7.000%	MXN	122,655,000	9,650,960
12/18/14	9.500%	MXN	12,500,000	1,042,043

Total				10,693,003

New Zealand 1.1%
New Zealand Government Bond Senior Unsecured
12/15/17	6.000%	NZD	940,000	870,001
03/15/19	5.000%	NZD	940,000	839,076
04/15/23	5.500%	NZD	370,000	349,034
05/15/21	6.000%	NZD	3,370,000	3,247,514

Total				5,305,625

Philippines 0.5%
Philippine Government International Bond Senior Unsecured
01/14/36	6.250%	PHP	87,000,000	2,311,987

Sri Lanka 0.3%
Republic of Sri Lanka Senior Unsecured(d)(f)
07/27/21	6.250%		844,000	881,917

Sri Lanka Government International Bond Senior Unsecured
07/27/21	6.250%		249,000	260,187

Sri Lanka Government International Bond(d)(f) Senior Unsecured
07/25/22	5.875%		400,000	410,605

Total				1,552,709

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Turkey 1.6%
Turkey Government Bond(g)
11/07/12	0.000%	TRY	14,364,100	7,802,110

Venezuela 1.0%
Venezuela Government International Bond Senior Unsecured
03/31/38	7.000%		3,330,000	2,322,675
10/21/26	11.750%		2,422,000	2,373,560

Total				4,696,235

Total Foreign Government Obligations
(Cost: $39,953,004)				40,196,947

Inflation-Indexed Bonds(k) 1.0%
Turkey 1.0%
Turkey Government Bond
01/06/21	3.000%	TRY	8,233,867	4,627,930

Total Inflation-Indexed Bonds
(Cost: $4,495,048)				4,627,930

Options Purchased Calls 0.1%
Issuer	Contracts		Exercise Price	Expiration Date	Value ($)

Chicago Bridge & Iron Co. NV
	59		36.00	10/20/12	13,275
	13		37.00	10/20/12	2,275

Indian Rupee
	338,700,000	INR	52.00	05/06/13	25,379
	155,200,000	INR	51.00	05/08/13	7,199
	105,560,000	INR	52.00	05/14/13	8,135
	209,000,000	INR	55.00	07/01/13	59,933
	159,000,000	INR	53.00	07/03/13	22,261
	111,300,000	INR	53.00	07/03/13	15,583
	353,000,000	INR	54.00	08/12/13	77,251
	187,000,000	INR	54.00	08/12/13	40,923
	160,000,000	INR	54.00	08/12/13	35,014
	188,000,000	INR	55.00	08/19/13	57,108

Total Options Purchased Calls
(Cost: $464,943)					364,336

Options Purchased Puts —%
Aetna, Inc.
	19		37.00	10/20/12	1,777
	7		38.00	10/20/12	928

Australian Dollar
	4,680,000	AUD	0.98	11/01/12	22,962
	3,420,000	AUD	0.95	11/27/12	15,179

Chinese Renminbi
	7,150,000	CNH	6.50	05/20/13	7,843
	21,209,500	CNH	6.50	05/20/13	23,267
	21,209,500	CNH	6.50	05/20/13	23,267

Options Purchased Puts (continued)
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

SPDR S&P 500 ETF Trust
	53	135.00	09/22/12	2,941
	52	134.00	09/22/12	2,392
	14	136.00	09/22/12	987
	84	138.00	10/20/12	20,286
	79	139.00	10/20/12	21,685
	48	140.00	10/20/12	15,024

Shaw Group, Inc. (The)
	3	37.00	10/20/12	98
	6	38.00	10/20/12	270
	4	39.00	10/20/12	230
	1	40.00	10/20/12	75
	210	35.00	01/19/13	27,300

Total Options Purchased Puts
(Cost: $449,774)				186,511

Rights 0.1%
Issuer	Shares	Value ($)

Materials 0.1%
Yancoal Australia Ltd.(a)	219,864	576,967

Total Rights
(Cost: $756,078)		576,967

Treasury Bills(k) 17.8%
Issuer	Effective Yield		Principal Amount ($)	Value ($)

Norway 1.0%
Norway Treasury Bills
09/19/12	1.290%	NOK	26,295,000	4,534,220

Serbia 2.6%
Serbia Treasury Bills
05/22/14	15.720%	RSD	64,200,000	537,947
12/12/13	15.590%	RSD	121,890,000	1,081,771
06/28/13	15.460%	RSD	112,200,000	1,059,641
02/21/13	15.470%	RSD	252,300,000	2,502,076
05/23/13	15.470%	RSD	775,630,000	7,425,540

Total				12,606,975

Singapore 1.2%
Monetary Authority of Singapore
11/23/12	0.240%	SGD	894,000	716,807

Singapore Treasury Bills
02/07/13	0.280%	SGD	6,274,000	5,027,205

Total				5,744,012

United States 13.0%
U.S. Treasury Bills
10/04/12	0.060%		14,700,000	14,699,188
11/01/12(b)	0.070%		11,200,000	11,198,645
10/25/12	0.080%		20,000,000	19,997,638

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	13

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Treasury Bills(k) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

09/06/12	0.090%	6,100,000	6,099,913
09/13/12	0.100%	6,926,000	6,925,758
11/15/12(l)	0.070%	3,000,000	2,999,535

Total			61,920,677

Total Treasury Bills
(Cost: $85,560,545)			84,805,884

Money Market Funds 26.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.164%(h)(i)(j)	126,810,627	126,810,627

Total Money Market Funds
(Cost: $126,810,627)		126,810,627

Total Investments
(Cost: $465,100,171)		466,741,532

Investments Sold Short (6.3)%
Common Stocks (6.2)%
Issuer	Shares	Value ($)
Consumer Discretionary (0.5)%
Hotels, Restaurants & Leisure (0.2)%

Penn National Gaming, Inc.(a)	(24,400)	(958,676)

Specialty Retail (0.3)%

CarMax, Inc.(a)	(40,500)	(1,238,895)

RONA, Inc.	(6,422)	(83,716)

Total		(1,322,611)

Total Consumer Discretionary		(2,281,287)

Consumer Staples (0.2)%
Food Products (0.2)%

General Mills, Inc.	(28,700)	(1,128,771)

Total Consumer Staples		(1,128,771)

Energy —%
Oil, Gas & Consumable Fuels —%

Kinder Morgan, Inc.	(477)	(17,062)

Pengrowth Energy Corp.	(46)	(311)

Total		(17,373)

Total Energy		(17,373)

Financials (1.7)%
Commercial Banks (1.1)%

Agricultural Bank of China Ltd., Class H	(2,209,600)	(819,282)

Bank of China Ltd., Class H	(2,328,500)	(850,030)

Common Stocks (continued)
Issuer	Shares	Value ($)

China Construction Bank Corp., Class H	(1,347,100)	(888,557)

Industrial & Commercial Bank of China Ltd., Class H	(1,604,400)	(871,902)

M&T Bank Corp.	(10,571)	(918,620)

SCBT Financial Corp.	(24,480)	(984,341)

Total		(5,332,732)

Insurance —%

Validus Holdings Ltd.	(3,301)	(110,616)

Real Estate Investment Trusts (REITs) (0.4)%

Regency Centers Corp.	(35,800)	(1,754,200)

Thrifts & Mortgage Finance (0.2)%

Berkshire Hills Bancorp, Inc.	(46,565)	(1,036,071)

Total Financials		(8,233,619)

Health Care (0.5)%
Health Care Providers & Services (0.5)%

Aetna, Inc.	(13,958)	(536,127)

Catamaran Corp.(a)	(13,073)	(1,139,312)

Sunrise Senior Living, Inc.(a)	(48,941)	(703,771)

Total		(2,379,210)

Total Health Care		(2,379,210)

Industrials (0.5)%
Aerospace & Defense (0.2)%

Boeing Co. (The)	(9,600)	(685,440)

Machinery (0.3)%

Eaton Corp.	(33,538)	(1,499,819)

Total Industrials		(2,185,259)

Information Technology (0.8)%
Semiconductors & Semiconductor Equipment (0.4)%

Lam Research Corp.(a)	(50,719)	(1,731,040)

Software (0.4)%

CommVault Systems, Inc.(a)	(15,273)	(770,065)

Solera Holdings, Inc.	(11,233)	(462,013)

Symantec Corp.(a)	(26,317)	(469,232)

Verint Systems, Inc.	(5,194)	(148,704)

Total		(1,850,014)

Total Information Technology		(3,581,054)

Materials (0.7)%
Chemicals (0.4)%

Dow Chemical Co. (The)	(50,500)	(1,480,155)

Eastman Chemical Co.	(12,765)	(705,394)

Total		(2,185,549)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Metals & Mining (0.3)%

Molycorp, Inc.(a)	(5,814)	(66,919)

Nippon Steel Corp.	(411,466)	(799,049)

Yamana Gold, Inc.	(22,864)	(391,060)

Yancoal Australia Ltd.(a)	(505)	(548)

Total		(1,257,576)

Total Materials		(3,443,125)

Telecommunication Services (0.4)%
Diversified Telecommunication Services (0.4)%

Consolidated Communications Holdings, Inc.	(22,127)	(360,228)

Verizon Communications, Inc.	(35,700)	(1,532,958)

Total		(1,893,186)

Total Telecommunication Services		(1,893,186)

Utilities (0.9)%
Electric Utilities (0.2)%

Exelon Corp.	(34,500)	(1,258,215)

Gas Utilities (0.1)%

APA Group	(71,275)	(355,882)

Common Stocks (continued)
Issuer	Shares	Value ($)

Independent Power Producers & Energy Traders (0.6)%

NRG Energy, Inc.	(128,219)	(2,736,193)

Total Utilities		(4,350,290)

Total Common Stocks
(Proceeds: $29,740,698)		(29,493,174)

Exchange-Traded Funds (0.1)%

SPDR S&P 500 ETF Trust	(2,657)	(375,275)

Total Exchange-Traded Funds
(Proceeds: $372,708)		(375,275)

Rights —%
Materials —%
Metals & Mining —%

Yancoal Australia Ltd.(a)	(4,059)	(10,652)

Total Rights
(Proceeds: $9,830)		(10,652)

Total Investments Sold Short
(Proceeds: $30,123,236)		(29,879,101)

Total Investments, Net of Investments Sold Short		436,862,431

Other Assets & Liabilities, Net		39,657,724

Net Assets		476,520,155

Futures Contracts Outstanding at August 31, 2012

At August 31, 2012, $8,331,518 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Amsterdam Index	35	2,899,795	September 2012	—	(32,933)

Australian Treasury Bond, 3-year	(1)	(100,784)	September 2012	—	(504)

Australian Treasury Bond, 10-year	7	701,472	September 2012	927	—

Brent Crude Oil	18	2,062,260	October 2012	16,300	—

CAC 40 Index	53	2,270,222	September 2012	—	(19,770)

Canadian Bank Acceptance, 3-month	(34)	(8,506,467)	December 2012	391	—

Canadian Bank Acceptance, 3-month	(17)	(4,251,940)	March 2013	—	(1,039)

Canadian Government Bond, 10-year	15	2,079,229	December 2012	5,018	—

Cocoa	(11)	(287,100)	December 2012	—	(26,681)

Coffee	(24)	(1,482,750)	December 2012	63,704	—

Corn	29	1,159,637	December 2012	—	(9,892)

Cotton #2	(17)	(656,710)	December 2012	—	(54,761)

Crude Oil	16	1,543,520	October 2012	100	—

DAX Index	11	2,410,715	September 2012	65,832	—

DJIA Mini	51	3,335,145	September 2012	22,057	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	15

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
E-Mini NASDAQ 100 Index	48	2,660,160	September 2012	91,520	—

E-Mini Russell 2000 Index	32	2,595,520	September 2012	27,353	—

E-Mini S&P 500 Index	45	3,161,475	September 2012	61,017	—

E-Mini S&P MidCap 400 Index	31	3,009,480	September 2012	35,556	—

Euro Euribor, 3-month	119	37,337,225	December 2012	73,291	—

Euro Euribor, 3-month	78	24,455,970	December 2013	60,242	—

Euro Euribor, 3-month	89	27,920,281	June 2013	57,627	—

Euro Euribor, 3-month	68	21,294,930	June 2014	44,814	—

Euro Euribor, 3-month	101	31,687,989	March 2013	61,935	—

Euro Euribor, 3-month	74	23,189,020	March 2014	61,415	—

Euro Euribor, 3-month	82	25,721,726	September 2013	61,650	—

EURO STOXX 50	(40)	(1,225,600)	September 2012	—	(158,789)

Euro Swiss Franc, 3-month	(34)	(8,905,991)	December 2012	1,259	—

Euro Swiss Franc, 3-month	(11)	(2,883,367)	March 2013	—	(1,142)

Euro-Bobl, 5-year	40	6,420,817	September 2012	8,124	—

Euro-Bobl, 5-year	(57)	(9,149,664)	September 2012	—	(22,979)

Euro-Bund, 10-year	11	1,992,632	September 2012	2,338	—

Euro-Buxl, 30-year	2	343,832	September 2012	4,036	—

Euro-OAT, 10-year	(75)	(12,652,210)	September 2012	—	(299,637)

Euro-SCHATZ, 2-year	(2)	(278,892)	September 2012	145	—

Eurodollar, 90-day	39	9,710,513	December 2013	9,934	—

Eurodollar, 90-day	46	11,458,025	June 2013	4,828	—

Eurodollar, 90-day	53	13,188,388	June 2014	18,721	—

Eurodollar, 90-day	60	14,946,750	March 2013	6,049	—

Eurodollar, 90-day	42	10,454,850	March 2014	14,141	—

Eurodollar, 90-day	92	22,918,350	December 2014	11,154	—

Eurodollar, 90-day	39	9,712,950	September 2013	5,188	—

European ICE Gasoil	25	2,487,500	September 2012	60,425	—

FTSE 100 Index	34	3,076,446	September 2012	13,098	—

FTSE/JSE Top 40 Index	106	3,922,114	September 2012	37,450	—

FTSE/MIB Index	12	1,140,095	September 2012	20,892	—

Gold 100 oz	(28)	(4,725,280)	December 2012	—	(232,756)

Hang Seng China Enterprises Index	5	297,352	September 2012	—	(10,089)

Hang Seng China Enterprises Index	56	3,330,347	September 2012	—	(92,162)

Hang Seng Index	14	1,748,116	September 2012	—	(33,640)

Heating Oil	15	2,003,526	October 2012	47,233	—

Henry Hub Natural Gas Swap	(36)	(251,910)	October 2012	26,363	—

IBEX 35 Index	5	465,549	September 2012	7,781	—

Japanese Government Bond, 10-year	1	1,839,198	September 2012	1,412	—

Japanese Government Bond, 10-year	(4)	(7,356,792)	September 2012	—	(36,434)

KOSPI 200 Index	18	1,983,827	September 2012	—	(61,218)

Lean Hogs	(95)	(2,818,650)	October 2012	95,511	—

LME Copper	1	190,412	December 2012	480	—

LME Copper	(10)	(1,903,375)	September 2012	—	(44,484)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

LME Nickel	(25)	(2,386,350)	September 2012	53,007	—

LME Primary Aluminum	(13)	(614,494)	September 2012	86	—

LME Zinc	(55)	(2,503,531)	September 2012	32,426	—

Mini Japanese Government Bond, 10-year	57	10,481,972	September 2012	1,922	—

MSCI Singapore Index	61	3,397,208	September 2012	—	(17,733)

MSCI Taiwan Index	53	1,385,420	September 2012	—	(2,017)

Platinum	76	5,841,740	October 2012	187,021	—

RBOB Gasoline	30	3,745,728	October 2012	289,132	—

S&P CNX Nifty Index	133	1,406,342	September 2012	—	(20,931)

S&P/TSE 60 Index	15	2,077,707	September 2012	11,315	—

Soybean Meal	27	1,440,180	December 2012	238,466	—

Soybean Oil	27	924,696	December 2012	9,159	—

SPI 200 Index	29	3,226,836	September 2012	25,079	—

Sterling, 90-day	72	14,212,061	December 2012	7,185	—

Sterling, 90-day	80	15,792,766	December 2013	24,232	—

Sterling, 90-day	69	13,625,370	June 2013	11,723	—

Sterling, 90-day	88	17,359,817	June 2014	31,942	—

Sterling, 90-day	66	13,031,652	March 2013	6,985	—

Sterling, 90-day	83	16,380,053	March 2014	27,889	—

Sterling, 90-day	75	14,808,696	September 2013	15,081	—

Sugar #11	(112)	(2,481,203)	October 2012	141,094	—

TOPIX	17	1,577,432	September 2012	—	(80,147)

U.S. Treasury Long Bond, 20-year	11	1,665,469	December 2012	16,985	—

U.S. Treasury Note, 2-year	(1)	(220,578)	December 2012	—	(157)

U.S. Treasury Note, 5-year	88	10,970,437	December 2012	44,128	—

U.S. Treasury Note, 10-year	40	5,348,750	December 2012	36,397	—

United Kingdom Long GILT, 10-year	31	5,953,568	December 2012	9,667	—

Wheat	28	1,245,300	December 2012	—	(9,868)

Total				2,428,232	(1,269,763)

Open Options Contracts Written at August 31, 2012

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
Acme Packet, Inc.	Call	558	17.50	103,316	November 17, 2012	167,400

Acme Packet, Inc.	Call	236	21.00	47,187	January 19, 2013	45,430

Aetna, Inc.	Call	11	38.00	2,154	September 22, 2012	1,188

Aetna, Inc.	Call	14	39.00	1,992	September 22, 2012	791

Aetna, Inc.	Call	4	42.00	297	October 20, 2012	120

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	17

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Issuer	Puts/Calls	Number of Contracts		Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)

Aetna, Inc.	Call	22		41.00	2,026	October 20, 2012	1,045

Akamai Technologies, Inc.	Call	145		35.00	46,147	November 17, 2012	63,800

Akamai Technologies, Inc.	Call	322		33.00	128,662	November 17, 2012	185,955

AMERIGROUP Corp.	Call	33		90.00	1,246	September 22, 2012	3,217

Ariba, Inc.	Call	2		45.00	9	November 17, 2012	5

AuthenTec, Inc.	Call	335		10.00	3,132	September 22, 2012	837

Chicago Bridge & Iron Co. NV	Call	1		38.00	99	September 22, 2012	60

Chicago Bridge & Iron Co. NV	Call	7		36.00	1,122	September 22, 2012	1,050

Chicago Bridge & Iron Co. NV	Call	7		37.00	879	September 22, 2012	665

Chicago Bridge & Iron Co. NV	Call	9		39.00	913	September 22, 2012	315

Chicago Bridge & Iron Co. NV	Put	6		34.00	947	September 22, 2012	135

Chicago Bridge & Iron Co. NV	Put	6		33.00	667	September 22, 2012	75

Chicago Bridge & Iron Co. NV	Put	13		31.00	1,801	October 20, 2012	293

Chicago Bridge & Iron Co. NV	Put	24		27.00	1,266	October 20, 2012	120

Chicago Bridge & Iron Co. NV	Put	24		28.00	1,664	October 20, 2012	180

Chicago Bridge & Iron Co. NV	Put	24		30.00	2,639	October 20, 2012	360

Chico's FAS, Inc.	Call	306		19.00	43,061	January 19, 2013	46,665

Chico's FAS, Inc.	Call	364		17.50	45,135	January 19, 2013	88,270

Dollar Thrifty Automotive Group, Inc.	Call	1		87.50	25	October 20, 2012	13

Eaton Corp.	Call	13		44.00	3,272	September 22, 2012	1,853

Ensco PLC, Class A	Call	216		55.00	82,955	December 22, 2012	108,000

Ensco PLC, Class A	Call	365		57.50	134,725	January 19, 2013	151,475

Indian Rupee	Put	123,500,000	INR	65.00	54,340	July 1, 2013	29,460

Indian Rupee	Put	67,200,000	INR	64.00	27,950	July 3, 2013	19,112

Indian Rupee	Put	96,000,000	INR	64.00	37,388	July 3, 2013	27,303

Interpublic Group of Companies, Inc. (The)	Call	241		11.00	21,711	October 20, 2012	10,845

Interpublic Group of Companies, Inc. (The)	Call	58		12.00	4,822	January 19, 2013	3,190

Kinder Morgan, Inc.	Call	1		35.00	67	September 22, 2012	97

Lam Research Corp.	Call	1		34.00	88	September 22, 2012	85

Lam Research Corp.	Call	2		37.00	59	September 22, 2012	10

Lam Research Corp.	Call	3		35.00	303	September 22, 2012	120

Lam Research Corp.	Call	3		36.00	162	September 22, 2012	45

M&T Bank Corp.	Call	9		90.00	967	September 22, 2012	292

M&T Bank Corp.	Call	9		90.00	1,824	October 20, 2012	1,125

Mosaic Co. (The)	Call	462		62.50	114,800	December 22, 2012	87,318

Nexen, Inc.	Call	12		26.00	593	September 22, 2012	180

Nexen, Inc.	Put	12		26.00	590	September 22, 2012	990

Noble Corp.	Call	197		38.00	62,135	December 22, 2012	57,623

NRG Energy, Inc.	Call	10		21.00	556	September 22, 2012	875

NRG Energy, Inc.	Call	10		22.00	216	September 22, 2012	400

NRG Energy, Inc.	Call	21		20.00	2,724	September 22, 2012	3,255

NRG Energy, Inc.	Call	21		19.00	3,842	September 22, 2012	5,040

Par Pharmaceutical Companies, Inc.	Call	25		50.00	609	September 22, 2012	125

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)

Patterson-UTI Energy, Inc.	Call	231	16.00	39,274	January 19, 2013	26,565

PEP Boys-Manny, Moe & Jack (The)	Call	1	10.00	24	September 22, 2012	5

Robbins & Myers, Inc.	Call	63	60.00	880	September 22, 2012	1,260

Robbins & Myers, Inc.	Put	3	55.00	16	September 22, 2012	7

Robbins & Myers, Inc.	Put	6	60.00	305	September 22, 2012	150

Robbins & Myers, Inc.	Call	141	60.00	1,963	October 20, 2012	3,525

Robbins & Myers, Inc.	Put	141	55.00	1,180	October 20, 2012	352

Shaw Group, Inc. (The)	Call	3	43.00	149	September 22, 2012	113

Shaw Group, Inc. (The)	Call	18	40.00	2,357	September 22, 2012	4,320

Shaw Group, Inc. (The)	Call	32	41.00	2,506	September 22, 2012	4,960

Shaw Group, Inc. (The)	Call	35	42.00	1,504	September 22, 2012	2,713

Shaw Group, Inc. (The)	Put	5	38.00	297	September 22, 2012	50

Shaw Group, Inc. (The)	Put	6	36.00	236	September 22, 2012	45

Shaw Group, Inc. (The)	Put	8	37.00	415	September 22, 2012	80

Shaw Group, Inc. (The)	Call	9	43.00	294	October 20, 2012	540

Shaw Group, Inc. (The)	Call	12	41.00	1,655	October 20, 2012	2,400

Shaw Group, Inc. (The)	Call	44	42.00	5,190	October 20, 2012	5,390

Shaw Group, Inc. (The)	Put	1	40.00	144	October 20, 2012	75

Shaw Group, Inc. (The)	Put	3	37.00	271	October 20, 2012	98

Shaw Group, Inc. (The)	Put	4	39.00	462	October 20, 2012	230

Shaw Group, Inc. (The)	Put	6	38.00	562	October 20, 2012	270

Shaw Group, Inc. (The)	Call	5	44.00	472	January 19, 2013	475

Shaw Group, Inc. (The)	Call	167	43.00	24,658	January 19, 2013	27,555

Shaw Group, Inc. (The)	Put	6	27.00	680	January 19, 2013	315

SPDR S&P 500 ETF Trust	Put	29	135.00	1,910	September 22, 2012	1,609

SPDR S&P 500 ETF Trust	Put	30	134.00	1,612	September 22, 2012	1,380

Sunoco, Inc.	Call	4	48.00	131	September 22, 2012	52

Sunoco, Inc.	Call	29	47.00	1,653	September 22, 2012	1,711

Sunrise Senior Living, Inc.	Call	24	15.00	224	October 20, 2012	300

TPC Group, Inc.	Call	17	40.00	414	September 22, 2012	1,997

Total						1,205,349

Credit Default Swap Contracts Outstanding at August 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Kingdom of Thailand	June 20, 2017	1.000	1,800,000	18,958	(25,929)	(3,650)	—	(10,621)

Morgan Stanley	Kingdom of Thailand	June 20, 2017	1.000	380,000	4,002	(10,149)	(770)	—	(6,917)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	19

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)		Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Markit iTraxx Europe Senior Financials	June 20, 2017	1.000	EUR	1,340,000	108,326	(104,573)	(3,418)	335	—

Morgan Stanley	Markit iTraxx Europe Senior Financials	June 20, 2017	1.000	EUR	390,000	31,528	(40,582)	(995)	—	(10,049)

JPMorgan	Markit iTraxx Europe Subordinated Financials	June 20, 2017	5.000	EUR	670,000	(29,426)	37,948	(8,544)	—	(22)

Morgan Stanley	Markit iTraxx Europe Subordinated Financials	June 20, 2017	5.000	EUR	190,000	(8,345)	(482)	(2,423)	—	(11,250)

Citibank	People's Republic of China	June 20, 2017	1.000		380,000	(432)	(6,319)	(771)	—	(7,522)

JPMorgan	People's Republic of China	June 20, 2017	1.000		1,800,000	(2,048)	(9,806)	(3,650)	—	(15,504)

Goldman Sachs International	Republic of Colombia	June 20, 2017	1.000		380,000	1,852	(11,981)	(771)	—	(10,900)

Morgan Stanley	Tunisian Republic	June 20, 2017	1.000		2,200,000	200,845	(176,418)	(4,461)	19,966	—

Goldman Sachs International	Bolivarian Republic of Venezuela	June 20, 2022	5.000		480,000	90,209	(110,906)	(4,867)	—	(25,564)

Morgan Stanley	Bolivarian Republic of Venezuela	June 20, 2022	5.000		1,700,000	319,488	(236,012)	(17,236)	66,240	—

Citibank	Federative Republic of Brazil	June 20, 2022	1.000		4,667,000	290,052	(236,083)	(9,464)	44,505	—

Goldman Sachs International	Federative Republic of Brazil	June 20, 2022	1.000		1,130,000	70,229	(91,514)	(2,291)	—	(23,576)

JPMorgan	Kingdom of Belgium	June 20, 2022	1.000		1,760,000	118,641	(223,529)	(3,569)	—	(108,457)

Morgan Stanley	Kingdom of Belgium	June 20, 2022	1.000		430,000	28,986	(61,778)	(872)	—	(33,664)

Citibank	Kingdom of Spain	June 20, 2022	1.000		1,100,000	274,214	(305,754)	(2,231)	—	(33,771)

Morgan Stanley	Kingdom of Spain	June 20, 2022	1.000		3,520,000	877,484	(820,537)	(7,138)	49,809	—

Goldman Sachs International	Republic of Colombia	June 20, 2022	1.000		1,270,000	57,055	(91,132)	(2,575)	—	(36,652)

Morgan Stanley	Republic of Colombia	June 20, 2022	1.000		2,000,000	89,850	(126,903)	(4,056)	—	(41,109)

Morgan Stanley	Republic of Colombia	June 20, 2022	1.000		1,760,000	79,068	(76,329)	(3,569)	—	(830)

Citibank	United Mexican States	June 20, 2022	1.000		1,520,000	65,235	(99,044)	(3,082)	—	(36,891)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	United Mexican States	June 20, 2022	1.000	370,000	15,880	(27,266)	(750)	—	(12,136)

Goldman Sachs International	United Mexican States	June 20, 2022	1.000	300,000	12,875	(19,272)	(608)	—	(7,005)

Citibank	Federative Republic of Brazil	September 20, 2022	1.000	1,750,000	112,521	(135,166)	(3,549)	—	(26,194)

Goldman Sachs International	Federative Republic of Brazil	September 20, 2022	1.000	1,400,000	90,017	(126,915)	(2,839)	—	(39,737)

Citibank	Kingdom of Spain	September 20, 2022	1.000	970,000	244,817	(268,198)	(1,967)	—	(25,348)

Citibank	Republic of South Africa	September 20, 2022	1.000	2,450,000	216,579	(220,197)	(4,968)	—	(8,586)

Goldman Sachs International	Republic of South Africa	September 20, 2022	1.000	3,800,000	335,918	(377,109)	(7,706)	—	(48,897)

Goldman Sachs International	Republic of South Africa	September 20, 2022	1.000	2,900,000	256,358	(227,591)	(5,881)	22,886	—

JPMorgan	Republic of South Africa	September 20, 2022	1.000	2,550,000	225,419	(225,226)	(5,171)	—	(4,978)

Morgan Stanley	Republic of South Africa	September 20, 2022	1.000	2,150,000	190,060	(186,120)	(4,360)	—	(420)

Morgan Stanley	Russian Federation	September 20, 2022	1.000	2,880,000	285,342	(406,414)	(5,840)	—	(126,912)

Total								203,741	(713,512)

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Argentine Republic	September 20, 2012	5.000	6.343	1,790,000	(1,266)	(1,433)	18,149	15,450	—

Morgan Stanley	Argentine Republic	June 20, 2013	5.000	7.864	7,045,000	(157,449)	(16,483)	71,428	—	(102,504)

Citibank	Argentine Republic	September 20, 2013	5.000	8.648	710,000	(26,145)	26,378	7,199	7,432	—

Goldman Sachs International	Argentine Republic	September 20, 2013	5.000	8.648	500,000	(18,412)	18,579	5,070	5,237	—

JPMorgan	CDX North America High Yield 18-V1	June 20, 2017	5.000	5.398	1,742,400	(27,809)	106,057	17,666	95,914	—

Morgan Stanley	CDX North America High Yield 18-V1	June 20, 2017	5.000	5.398	425,700	(6,794)	26,443	4,316	23,965	—

Citibank	CDX North America High Yield 18-V2	June 20, 2017	5.000	5.398	188,100	(3,002)	6,755	1,907	5,660	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	21

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	CDX North America High Yield 18-V2	June 20, 2017	5.000	5.398	1,069,200	(17,064)	37,157	10,841	30,934	—

Citibank	Republic of South Africa	September 20, 2017	1.000	1.493	4,100,000	(98,430)	113,005	8,314	22,889	—

Goldman Sachs International	Republic of South Africa	September 20, 2017	1.000	1.493	2,900,000	(69,622)	48,721	5,881	—	(15,020)

Goldman Sachs International	Republic of South Africa	September 20, 2017	1.000	1.493	3,800,000	(91,228)	125,886	7,706	42,364	—

JPMorgan	Republic of South Africa	September 20, 2017	1.000	1.493	2,550,000	(61,219)	67,906	5,171	11,858	—

Morgan Stanley	Republic of South Africa	September 20, 2017	1.000	1.493	2,150,000	(51,617)	47,426	4,360	169	—

Goldman Sachs International	Republic of Poland	September 20, 2022	1.000	2.040	2,880,000	(258,691)	317,706	5,840	64,855	—

Total									326,727	(117,524)

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at August 31, 2012

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan Chase Bank	6-Month PLN-WIBOR-WIBO	Pay	4.420	July 27, 2017	4,010,000	6,577	—

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.333	July 30, 2017	3,900,000	1,906	—

Goldman Sachs International	6-Month PLN-WIBOR-WIBO	Pay	4.345	August 1, 2017	3,860,000	2,581	—

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.240	August 7, 2017	9,400,000	—	(6,411)

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.300	August 10, 2017	2,028,000	279	—

JPMorgan Chase Bank New York	6-Month PLN-WIBOR-WIBO	Pay	4.325	August 17, 2017	2,160,000	1,144	—

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.400	August 20, 2017	1,980,000	3,084	—

Morgan Stanley Capital Services	6-Month PLN-WIBOR-WIBO	Pay	4.370	August 23, 2017	2,040,000	2,411	—

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.350	August 27, 2017	1,200,000	1,128	—

Citibank London	3-Month NZD FIX-FRA	Pay	3.970	August 13, 2022	2,082,000	29,382	—

Citibank London	3-Month NZD FIX-FRA	Pay	3.860	August 13, 2022	2,036,000	13,882	—

Citibank London	3-Month NZD FIX-FRA	Pay	3.815	August 13, 2022	1,362,000	5,131	—

Citibank New York	3-Month NZD FIX-FRA	Pay	3.899	August 13, 2022	1,760,000	16,023	—

Citibank New York	3-Month NZD FIX-FRA	Pay	3.798	August 30, 2022	1,899,000	3,941	—

Total						87,469	(6,411)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Total Return Equity Swap Contracts Outstanding at August 31, 2012

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Shares	Unrealized Depreciation ($)
Goldman Sachs	Total return on Redecard SA	Floating rate based on 1-month USD LIBOR plus 0.60%	June 19, 2013	39,500	(2,121)

Goldman Sachs	Total return on Redecard SA	Floating rate based on 1-month USD LIBOR plus 0.60%	June 19, 2013	28,800	(1,546)

Goldman Sachs	Total return on Aegis Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	July 17, 2013	274,580	(850)

Goldman Sachs	Total return on Aegis Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	July 17, 2013	87,227	(148)

Goldman Sachs	Total return on CFAO	Floating rate based on 1-month EUR-EURIBOR plus 0.45%	September 3, 2013	5,044	(1,339)

Total					(6,004)

Forward Foreign Currency Exchange Contracts Open at August 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Goldman, Sachs & Co.	September 4, 2012	31,154,062	(EUR)	38,255,029	(USD)	—	(930,547)

Citigroup Global Markets Inc.	September 4, 2012	255,770,270	(TWD)	8,582,031	(USD)	42,407	—

Goldman, Sachs & Co.	September 4, 2012	4,244,355	(USD)	3,453,278	(EUR)	99,178	—

Goldman, Sachs & Co.	September 5, 2012	22,600,000	(PHP)	536,945	(USD)	—	(191)

J.P. Morgan Securities, Inc.	September 5, 2012	34,335,000	(PHP)	818,865	(USD)	2,822	—

J.P. Morgan Securities, Inc.	September 5, 2012	8,729,285	(USD)	55,411,755	(CNY)	—	(825)

J.P. Morgan Securities, Inc.	September 5, 2012	5,298,560	(USD)	223,064,060	(PHP)	3,022	—

Citigroup Global Markets Inc.	September 6, 2012	109,302,122	(RSD)	927,862	(EUR)	3,489	—

Citigroup Global Markets Inc.	September 10, 2012	5,280,926	(EUR)	21,430,000	(PLN)	—	(180,680)

Citigroup Global Markets Inc.	September 10, 2012	9,710,000	(PLN)	2,369,622	(EUR)	52,706	—

Goldman, Sachs & Co.	September 14, 2012	6,309,000	(AUD)	6,281,077	(USD)	—	(231,629)

Goldman, Sachs & Co.	September 14, 2012	1,171,500	(AUD)	1,229,151	(USD)	19,828	—

Goldman, Sachs & Co.	September 14, 2012	2,391,000	(BRL)	1,157,578	(USD)	—	(18,547)

Goldman, Sachs & Co.	September 14, 2012	26,299,000	(CAD)	25,699,441	(USD)	—	(974,923)

Goldman, Sachs & Co.	September 14, 2012	2,614,000	(EUR)	3,256,015	(USD)	—	(32,172)

Goldman, Sachs & Co.	September 14, 2012	113,000	(EUR)	142,886	(USD)	742	—

Goldman, Sachs & Co.	September 14, 2012	1,003,000	(GBP)	1,557,837	(USD)	—	(34,722)

Goldman, Sachs & Co.	September 14, 2012	13,025,000	(HKD)	1,679,138	(USD)	—	(250)

Goldman, Sachs & Co.	September 14, 2012	27,000	(HKD)	3,482	(USD)	1	—

Goldman, Sachs & Co.	September 14, 2012	248,876,000	(JPY)	3,128,238	(USD)	—	(50,673)

Goldman, Sachs & Co.	September 14, 2012	2,430,000	(JPY)	31,075	(USD)	36	—

Goldman, Sachs & Co.	September 14, 2012	1,016,000	(SGD)	810,378	(USD)	—	(4,700)

Goldman, Sachs & Co.	September 14, 2012	11,000	(SGD)	8,829	(USD)	5	—

Goldman, Sachs & Co.	September 14, 2012	362,649	(USD)	349,000	(AUD)	—	(2,380)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	23

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman, Sachs & Co.	September 14, 2012	2,807,072	(USD)	2,766,000	(AUD)	48,895	—

Goldman, Sachs & Co.	September 14, 2012	42,931	(USD)	87,000	(BRL)	—	(136)

Goldman, Sachs & Co.	September 14, 2012	16,532,390	(USD)	16,804,000	(CAD)	511,368	—

Goldman, Sachs & Co.	September 14, 2012	6,296	(USD)	5,000	(EUR)	—	(6)

Goldman, Sachs & Co.	September 14, 2012	406,482	(USD)	331,000	(EUR)	9,888	—

Goldman, Sachs & Co.	September 14, 2012	934,603	(USD)	596,000	(GBP)	11,724	—

Goldman, Sachs & Co.	September 14, 2012	1,640,133	(USD)	12,716,000	(HKD)	—	(588)

Goldman, Sachs & Co.	September 14, 2012	27,077	(USD)	210,000	(HKD)	—	—

Goldman, Sachs & Co.	September 14, 2012	16,244	(USD)	126,000	(HKD)	3	—

Goldman, Sachs & Co.	September 14, 2012	22,526	(USD)	1,760,000	(JPY)	—	(46)

Goldman, Sachs & Co.	September 14, 2012	2,902,126	(USD)	228,211,000	(JPY)	12,829	—

Goldman, Sachs & Co.	September 14, 2012	8,842	(USD)	11,000	(SGD)	—	(17)

Goldman, Sachs & Co.	September 14, 2012	241,143	(USD)	301,000	(SGD)	333	—

Citigroup Global Markets Inc.	September 17, 2012	3,346,000	(AUD)	3,497,132	(USD)	44,054	—

J.P. Morgan Securities, Inc.	September 17, 2012	19,220,000	(TWD)	641,736	(USD)	—	—

J.P. Morgan Securities, Inc.	September 17, 2012	4,540,614	(USD)	5,137,023,750	(KRW)	—	(16,453)

Standard Chartered Bank	September 17, 2012	4,904,544	(USD)	5,549,063,750	(KRW)	—	(17,500)

Citigroup Global Markets Inc.	September 18, 2012	8,538,751	(USD)	26,757,031	(MYR)	16,810	—

Royal Bank of Scotland	September 19, 2012	7,649,000	(AUD)	7,576,717	(USD)	—	(315,599)

Royal Bank of Scotland	September 19, 2012	13,932,000	(AUD)	14,534,956	(USD)	159,770	—

Royal Bank of Scotland	September 19, 2012	4,690,000	(BRL)	2,271,520	(USD)	—	(33,550)

Royal Bank of Scotland	September 19, 2012	330,000	(BRL)	162,298	(USD)	107	—

Royal Bank of Scotland	September 19, 2012	7,897,000	(CAD)	7,759,529	(USD)	—	(249,317)

Royal Bank of Scotland	September 19, 2012	31,700,000	(CZK)	1,562,750	(USD)	—	(40,862)

Royal Bank of Scotland	September 19, 2012	72,264,000	(EUR)	89,630,166	(USD)	—	(1,276,295)

Royal Bank of Scotland	September 19, 2012	20,111,000	(EUR)	25,413,101	(USD)	113,922	—

Royal Bank of Scotland	September 19, 2012	6,556,000	(GBP)	10,152,840	(USD)	—	(256,557)

Royal Bank of Scotland	September 19, 2012	20,000,000	(HUF)	81,473	(USD)	—	(6,893)

Royal Bank of Scotland	September 19, 2012	185,000,000	(HUF)	830,761	(USD)	13,380	—

Royal Bank of Scotland	September 19, 2012	5,600,000,000	(IDR)	585,210	(USD)	—	(942)

Royal Bank of Scotland	September 19, 2012	7,700,000,000	(IDR)	808,531	(USD)	2,571	—

Royal Bank of Scotland	September 19, 2012	840,000	(ILS)	207,959	(USD)	—	(1,152)

Royal Bank of Scotland	September 19, 2012	12,630,000	(ILS)	3,202,869	(USD)	58,723	—

Royal Bank of Scotland	September 19, 2012	5,186,941,000	(JPY)	65,563,128	(USD)	—	(692,551)

Royal Bank of Scotland	September 19, 2012	587,090,000	(JPY)	7,505,193	(USD)	5,966	—

Royal Bank of Scotland	September 19, 2012	3,320,000,000	(KRW)	2,832,627	(USD)	—	(90,927)

Royal Bank of Scotland	September 19, 2012	520,000,000	(KRW)	458,679	(USD)	772	—

Royal Bank of Scotland	September 19, 2012	36,200,000	(MXN)	2,595,504	(USD)	—	(142,363)

Royal Bank of Scotland	September 19, 2012	5,700,000	(MYR)	1,783,256	(USD)	—	(39,188)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

24	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	September 19, 2012	70,000	(MYR)	22,524	(USD)	143	—

Royal Bank of Scotland	September 19, 2012	30,868,000	(NOK)	5,076,518	(USD)	—	(247,079)

Royal Bank of Scotland	September 19, 2012	21,278,000	(NZD)	16,605,041	(USD)	—	(473,918)

Royal Bank of Scotland	September 19, 2012	41,900,000	(PHP)	985,548	(USD)	—	(9,808)

Royal Bank of Scotland	September 19, 2012	5,630,000	(PLN)	1,614,476	(USD)	—	(81,343)

Royal Bank of Scotland	September 19, 2012	1,710,000	(PLN)	522,607	(USD)	7,535	—

Royal Bank of Scotland	September 19, 2012	24,200,000	(RUB)	728,031	(USD)	—	(20,852)

Royal Bank of Scotland	September 19, 2012	94,595,000	(SEK)	13,254,438	(USD)	—	(1,022,017)

Royal Bank of Scotland	September 19, 2012	7,990,000	(SGD)	6,289,419	(USD)	—	(120,486)

Royal Bank of Scotland	September 19, 2012	160,000	(SGD)	128,424	(USD)	66	—

Royal Bank of Scotland	September 19, 2012	370,000	(TRY)	200,956	(USD)	—	(2,025)

Royal Bank of Scotland	September 19, 2012	5,920,000	(TRY)	3,277,609	(USD)	29,922	—

Royal Bank of Scotland	September 19, 2012	55,800,000	(TWD)	1,860,680	(USD)	—	(2,436)

Royal Bank of Scotland	September 19, 2012	241,900,000	(TWD)	8,092,546	(USD)	15,702	—

Royal Bank of Scotland	September 19, 2012	13,502,353	(USD)	12,898,000	(AUD)	—	(194,063)

Royal Bank of Scotland	September 19, 2012	22,945,845	(USD)	22,670,000	(AUD)	445,299	—

Royal Bank of Scotland	September 19, 2012	1,222,625	(USD)	2,480,000	(BRL)	—	(3,740)

Royal Bank of Scotland	September 19, 2012	14,730	(USD)	30,000	(BRL)	15	—

Royal Bank of Scotland	September 19, 2012	21,880,016	(USD)	21,887,000	(CAD)	316,972	—

Royal Bank of Scotland	September 19, 2012	432,455	(USD)	780,000,000	(COP)	—	(5,880)

Royal Bank of Scotland	September 19, 2012	101,236	(USD)	2,000,000	(CZK)	—	(62)

Royal Bank of Scotland	September 19, 2012	1,827,705	(USD)	37,100,000	(CZK)	49,076	—

Royal Bank of Scotland	September 19, 2012	7,654,865	(USD)	6,060,000	(EUR)	—	(31,524)

Royal Bank of Scotland	September 19, 2012	63,647,906	(USD)	51,382,000	(EUR)	989,481	—

Royal Bank of Scotland	September 19, 2012	370,503	(USD)	233,000	(GBP)	—	(554)

Royal Bank of Scotland	September 19, 2012	22,378,210	(USD)	14,314,000	(GBP)	349,077	—

Royal Bank of Scotland	September 19, 2012	1,420,046	(USD)	320,000,000	(HUF)	—	(6,198)

Royal Bank of Scotland	September 19, 2012	1,823,647	(USD)	417,000,000	(HUF)	18,779	—

Royal Bank of Scotland	September 19, 2012	21,049	(USD)	200,000,000	(IDR)	—	(115)

Royal Bank of Scotland	September 19, 2012	347,446	(USD)	1,390,000	(ILS)	—	(1,416)

Royal Bank of Scotland	September 19, 2012	1,111,746	(USD)	4,480,000	(ILS)	3,516	—

Royal Bank of Scotland	September 19, 2012	5,825,230	(USD)	455,401,000	(JPY)	—	(8,139)

Royal Bank of Scotland	September 19, 2012	37,983,322	(USD)	3,000,480,000	(JPY)	343,476	—

Royal Bank of Scotland	September 19, 2012	6,187,573	(USD)	7,000,000,000	(KRW)	—	(23,457)

Royal Bank of Scotland	September 19, 2012	1,738,460	(USD)	1,990,000,000	(KRW)	13,909	—

Royal Bank of Scotland	September 19, 2012	1,959,357	(USD)	25,800,000	(MXN)	—	(8,060)

Royal Bank of Scotland	September 19, 2012	2,021,451	(USD)	27,400,000	(MXN)	50,857	—

Royal Bank of Scotland	September 19, 2012	1,377,691	(USD)	4,290,000	(MYR)	—	(6,061)

Royal Bank of Scotland	September 19, 2012	1,043,817	(USD)	3,270,000	(MYR)	1,692	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	25

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	September 19, 2012	17,012,083	(USD)	101,108,000	(NOK)	425,336	—

Royal Bank of Scotland	September 19, 2012	16,848,002	(USD)	20,742,000	(NZD)	—	(199,265)

Royal Bank of Scotland	September 19, 2012	7,546,954	(USD)	9,704,000	(NZD)	242,040	—

Royal Bank of Scotland	September 19, 2012	2,259,472	(USD)	94,300,000	(PHP)	—	(19,329)

Royal Bank of Scotland	September 19, 2012	1,266,148	(USD)	53,700,000	(PHP)	9,521	—

Royal Bank of Scotland	September 19, 2012	1,868,635	(USD)	6,170,000	(PLN)	—	(10,164)

Royal Bank of Scotland	September 19, 2012	3,498,619	(USD)	11,790,000	(PLN)	52,665	—

Royal Bank of Scotland	September 19, 2012	2,412,445	(USD)	77,100,000	(RUB)	—	(26,545)

Royal Bank of Scotland	September 19, 2012	810,853	(USD)	26,600,000	(RUB)	12,298	—

Royal Bank of Scotland	September 19, 2012	23,025,170	(USD)	159,501,000	(SEK)	1,047,023	—

Royal Bank of Scotland	September 19, 2012	3,166,227	(USD)	3,940,000	(SGD)	—	(5,400)

Royal Bank of Scotland	September 19, 2012	5,474,606	(USD)	6,870,000	(SGD)	36,785	—

Royal Bank of Scotland	September 19, 2012	5,356,392	(USD)	9,640,000	(TRY)	—	(67,931)

Royal Bank of Scotland	September 19, 2012	2,561,955	(USD)	4,730,000	(TRY)	32,901	—

Royal Bank of Scotland	September 19, 2012	2,251,022	(USD)	67,300,000	(TWD)	—	(3,931)

Royal Bank of Scotland	September 19, 2012	3,436,842	(USD)	103,100,000	(TWD)	5,582	—

Royal Bank of Scotland	September 19, 2012	2,096,395	(USD)	17,200,000	(ZAR)	—	(53,414)

Royal Bank of Scotland	September 19, 2012	18,700,000	(ZAR)	2,205,502	(USD)	—	(15,647)

Royal Bank of Scotland	September 19, 2012	2,100,000	(ZAR)	252,458	(USD)	3,025	—

Royal Bank of Scotland	September 20, 2012	25,000,000	(CLP)	48,588	(USD)	—	(3,340)

Royal Bank of Scotland	September 20, 2012	363,200,000	(INR)	6,427,110	(USD)	—	(81,914)

Royal Bank of Scotland	September 20, 2012	12,000,000	(INR)	216,325	(USD)	1,269	—

Royal Bank of Scotland	September 20, 2012	732,263	(USD)	350,000,000	(CLP)	—	(5,280)

Royal Bank of Scotland	September 20, 2012	41,239	(USD)	20,000,000	(CLP)	303	—

Royal Bank of Scotland	September 20, 2012	2,912,447	(USD)	162,000,000	(INR)	—	(9,193)

Royal Bank of Scotland	September 20, 2012	1,954,347	(USD)	110,000,000	(INR)	16,998	—

Standard Chartered Bank	September 24, 2012	391,756	(USD)	988,400,000	(UGX)	—	(1,304)

Citigroup Global Markets Inc.	September 27, 2012	269,534	(USD)	683,000,000	(UGX)	—	(90)

J.P. Morgan Securities, Inc.	September 28, 2012	197,394	(USD)	500,000,000	(UGX)	—	(233)

Standard Chartered Bank	September 28, 2012	261,575	(USD)	661,000,000	(UGX)	—	(927)

Goldman, Sachs & Co.	October 3, 2012	6,677,085	(NZD)	5,379,460	(USD)	24,998	—

Goldman, Sachs & Co.	October 12, 2012	67,150,000	(TWD)	2,242,370	(USD)	126	—

Standard Chartered Bank	October 12, 2012	10,340,000	(TWD)	345,127	(USD)	—	(142)

Goldman, Sachs & Co.	October 12, 2012	5,734,867	(USD)	47,370,000	(ZAR)	—	(126,202)

Morgan Stanley	October 12, 2012	47,370,000	(ZAR)	5,711,564	(USD)	102,900	—

Goldman, Sachs & Co.	October 16, 2012	4,320,000	(CHF)	3,600,810	(EUR)	2,985	—

Goldman, Sachs & Co.	October 16, 2012	3,601,080	(EUR)	4,320,000	(CHF)	—	(3,325)

Goldman, Sachs & Co.	October 16, 2012	2,731,185	(EUR)	23,480,000	(SEK)	103,012	—

Goldman, Sachs & Co.	October 16, 2012	368,810,000	(JPY)	4,684,075	(USD)	—	(28,012)

J.P. Morgan Securities, Inc.	October 17, 2012	714,842	(USD)	1,835,000,000	(UGX)	4,575	—

J.P. Morgan Securities, Inc.	October 18, 2012	465,362	(USD)	1,189,000,000	(UGX)	687	—

Goldman, Sachs & Co.	October 19, 2012	47,370,000	(ZAR)	5,729,110	(USD)	126,003	—

Standard Chartered Bank	October 30, 2012	2,168,792	(USD)	13,810,000	(CNY)	—	(2,796)

Citigroup Global Markets Inc.	November 5, 2012	115,097,000	(TWD)	3,846,182	(USD)	2,569	—

J.P. Morgan Securities, Inc.	November 5, 2012	140,673,270	(TWD)	4,700,861	(USD)	3,140	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

26	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	November 19, 2012	597,667	(USD)	1,875,000	(MYR)	—	(727)

Standard Chartered Bank	November 19, 2012	2,461,892	(USD)	7,720,000	(MYR)	—	(4,093)

Goldman, Sachs & Co.	December 4, 2012	27,700,784	(EUR)	34,803,265	(USD)	—	(76,465)

Royal Bank of Scotland	December 19, 2012	283,000	(EUR)	355,166	(USD)	—	(1,253)

Royal Bank of Scotland	December 19, 2012	37,000,000	(INR)	650,746	(USD)	—	(1,452)

Royal Bank of Scotland	December 19, 2012	112,147,000	(JPY)	1,428,355	(USD)	—	(5,243)

Royal Bank of Scotland	December 19, 2012	1,869,000	(NZD)	1,483,782	(USD)	—	(7,497)

Royal Bank of Scotland	December 19, 2012	1,000,000	(PHP)	23,504	(USD)	—	(183)

Royal Bank of Scotland	December 19, 2012	650,000	(PLN)	193,186	(USD)	—	(897)

Royal Bank of Scotland	December 19, 2012	140,000	(SGD)	111,681	(USD)	—	(649)

Royal Bank of Scotland	December 19, 2012	751,463	(USD)	737,000	(AUD)	—	(5,339)

Royal Bank of Scotland	December 19, 2012	883,652	(USD)	864,000	(AUD)	557	—

Royal Bank of Scotland	December 19, 2012	79,574	(USD)	79,000	(CAD)	377	—

Royal Bank of Scotland	December 19, 2012	91,465	(USD)	1,800,000	(CZK)	—	(405)

Royal Bank of Scotland	December 19, 2012	120,986	(USD)	2,400,000	(CZK)	442	—

Royal Bank of Scotland	December 19, 2012	715,835	(USD)	571,000	(EUR)	3,146	—

Royal Bank of Scotland	December 19, 2012	2,188,816	(USD)	1,385,000	(GBP)	9,765	—

Royal Bank of Scotland	December 19, 2012	89,030	(USD)	280,000	(MYR)	—	(25)

Royal Bank of Scotland	December 19, 2012	786,332	(USD)	4,592,000	(NOK)	3,060	—

Royal Bank of Scotland	December 19, 2012	15,195	(USD)	500,000	(RUB)	48	—

Royal Bank of Scotland	December 19, 2012	4,700,000	(ZAR)	548,871	(USD)	—	(3,206)

Total						6,145,004	(8,684,232)

Cross-Currency Swap Contracts Outstanding at August 31, 2012

Counterparty	Fund Receives	Fund Pays	Expiration Date		Notional Amount of Currency Received	Notional Amount of Currency Delivered ($)	Unrealized Depreciation ($)
JPMorgan	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.89% based on the notional amount of the currency received	January 6, 2021	TRY	1,810,195	980,073	(82,263)

Citibank	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.95% based on the notional amount of the currency received	January 6, 2021	TRY	6,195,838	3,520,362	(142,618)

Total							(224,881)

Total Return Swap Contracts on Futures at August 31, 2012

Counterparty	Reference Instrument	Expiration Date	Notional Currency	Notional Market Value	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	LME Primary Aluminum Futures	September 17, 2012	USD	(2,883,394)	88,281	—

JPMorgan	Swiss Market Index Futures	September 21, 2012	CHF	3,819,902	13,945	—

Barclays	Soybean Futures	October 26, 2012	USD	2,459,100	203,560	—

Barclays	Euro-SCHATZ Futures	December 6, 2012	EUR	23,003,393	—	(456)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	27

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Counterparty	Reference Instrument	Expiration Date	Notional Currency	Notional Market Value	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Corn Futures	November 23, 2012	USD	359,888	—	(17,663)

Barclays	Lean Hogs Futures	December 14, 2012	USD	(637,120)	—	(9,808)

Barclays	Wheat Futures	November 23, 2012	USD	489,225	—	(17,737)

Barclays	Gold 100 oz Futures	November 29, 2012	USD	(1,012,560)	—	(43,860)

Barclays	Silver Futures	November 29, 2012	USD	(471,630)	—	(22,905)

Total					305,786	(112,429)

Notes to Consolidated Portfolio of Investments

(a)	Non-income producing.

(b)	Securities are pledged with brokers as collateral for securities sold short.

(c)	Variable rate security. The interest rate shown reflects the rate as of August 31, 2012.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the value of these securities amounted to $4,265,126 or 0.90% of net assets.

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2012, the value of these securities amounted to $1,993,825, which represents 0.42% of net assets.

(f)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2012 was $1,292,522, representing 0.27% of net assets. Information concerning such security holdings at August 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Republic of Sri Lanka
Senior Unsecured
07/27/21 6.250%	05/02/12	865,100

Sri Lanka Government International Bond
Senior Unsecured
07/25/22 5.875%	07/17/12	400,000

(g)	Zero coupon bond.

(h)	The rate shown is the seven-day current annualized yield at August 31, 2012.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	580,414,233	(453,623,606)	—	126,810,627	83,463	126,810,627

(j)	At August 31, 2012, cash or short-term securities were designated to cover open put and/or call options written.

(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(l)	At August 31, 2012, investments in securities included securities valued at $192,970 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Renminbi

CNY	China, Yuan Renminbi

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

28	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Currency Legend (continued)

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysia Ringgits

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RSD	Serbian Dinar

RUB	Russian Rouble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan Dollar

UGX	Ugandan Shilling

USD	US Dollar

ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the consolidated financial statements — Security Valuation.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	29

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	18,825,640	157,049	—	18,982,689

Consumer Staples	7,691,186	—	—	7,691,186

Energy	35,922,005	689,091	—	36,611,096

Financials	26,666,090	1,471,982	—	28,138,072

Health Care	14,287,224	574,905	—	14,862,129

Industrials	24,167,599	3,012,048	—	27,179,647

Information Technology	36,852,352	—	—	36,852,352

Materials	10,529,443	2,139,359	—	12,668,802

Telecommunication Services	2,852,841	—	—	2,852,841

Utilities	3,391,662	2,560,846	—	5,952,508

Common Stocks — Investments Sold Short

Consumer Discretionary	(2,281,287)	—	—	(2,281,287)

Consumer Staples	(1,128,771)	—	—	(1,128,771)

Energy	(17,373)	—	—	(17,373)

Financials	(4,803,848)	(3,429,771)	—	(8,233,619)

Health Care	(2,379,210)	—	—	(2,379,210)

Industrials	(2,185,259)	—	—	(2,185,259)

Information Technology	(3,581,054)	—	—	(3,581,054)

Materials	(2,643,528)	(799,597)	—	(3,443,125)

Telecommunication Services	(1,893,186)	—	—	(1,893,186)

Utilities	(3,994,408)	(355,882)	—	(4,350,290)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

30	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)

Preferred Stocks

Financials	2,698,039	—	—	2,698,039

Exchange-Traded Funds — Investments Sold Short	(375,275)	—	—	(375,275)

Rights

Materials	—	576,967	—	576,967

Rights — Investments Sold Short

Materials	—	(10,652)	—	(10,652)

Total Equity Securities	158,600,882	6,586,345	—	165,187,227

Bonds

Corporate Bonds & Notes

Financials	—	—	1,140,000	1,140,000

All Other Industries	—	10,887,077	—	10,887,077

Convertible Bonds	—	2,655,892	—	2,655,892

Inflation-Indexed Bonds	—	4,627,930	—	4,627,930

Foreign Government Obligations	—	40,196,947	—	40,196,947

Total Bonds	—	58,367,846	1,140,000	59,507,846

Short-Term Securities

Treasury Bill	61,920,677	22,885,207	—	84,805,884

Total Short-Term Securities	61,920,677	22,885,207	—	84,805,884

Other

Options Purchased Calls	364,336	—	—	364,336

Options Purchased Puts	186,511	—	—	186,511

Money Market Funds	126,810,627	—	—	126,810,627

Total Other	127,361,474	—	—	127,361,474

Investments in Securities	347,883,033	87,839,398	1,140,000	436,862,431

Derivatives

Assets

Futures Contracts	2,428,232	—	—	2,428,232

Forward Foreign Currency Exchange Contracts	—	6,145,004	—	6,145,004

Credit Default Swap Contracts	—	530,468	—	530,468

Interest Rate Swap Contracts	—	87,469	—	87,469

Total Return Swap Contracts on Futures	—	305,786	—	305,786

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	31

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)

Liabilities

Futures Contracts	(1,269,763)	—	—	(1,269,763)

Options Contracts Written	(1,205,349)	—	—	(1,205,349)

Forward Foreign Currency Exchange Contracts	—	(8,684,232)	—	(8,684,232)

Credit Default Swap Contracts	—	(831,036)	—	(831,036)

Cross Currency Swap Contracts	—	(224,881)	—	(224,881)

Interest Rate Swap Contracts	—	(6,411)	—	(6,411)

Total Return Equity Swap Contracts	—	(6,004)	—	(6,004)

Total Return Swap Contracts on Futures	—	(112,429)	—	(112,429)

Total	347,836,153	85,043,132	1,140,000	434,019,285

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts, forward foreign currency contracts and swap contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of April 23, 2012	—

Accrued discounts/premiums	(7)

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	90,007

Sales	—

Purchases	1,050,000

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of August 31, 2012	1,140,000

(a)	Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2012 was $90,007.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds and Notes classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

32	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Assets and Liabilities

August 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $338,289,544)	$339,930,905

Affiliated issuers (identified cost $126,810,627)	126,810,627

Total investments (identified cost $465,100,171)	466,741,532

Cash	22,436,815

Foreign currency (identified cost $6,231,858)	6,219,107

Cash collateral held at broker	5,870,000

Margin deposits on futures contracts	8,331,518

Unrealized appreciation on forward foreign currency exchange contracts	6,145,004

Unrealized appreciation on swap contracts	923,723

Premiums paid on outstanding swap contracts	5,103,150

Receivable for:

Investments sold	38,568,134

Capital shares sold	2,282,571

Dividends	534,719

Interest	680,880

Reclaims	88,744

Variation margin on futures contracts	233,403

Expense reimbursement due from Investment Manager	246

Prepaid expenses	7,138

Trustees’ deferred compensation plan	237

Other assets	24,293

Total assets	564,191,214

Liabilities

Securities sold short, at value (proceeds $30,123,236)	29,879,101

Option contracts written, at value (premiums received $1,084,522)	1,205,349

Unrealized depreciation on forward foreign currency exchange contracts	8,684,232

Unrealized depreciation on swap contracts	1,180,761

Premiums received on outstanding swap contracts	979,967

Payable for:

Investments purchased	44,322,829

Capital shares purchased	1,187,265

Dividends and interest on securities sold short	29,432

Investment management fees	13,229

Distribution and service fees	3,242

Foreign capital gains taxes deferred	6,278

Transfer agent fees	39,112

Administration fees	1,038

Compensation of board members	3,178

Chief compliance officer expenses	44

Other expenses	135,765

Trustees’ deferred compensation plan	237

Total liabilities	87,671,059

Net assets applicable to outstanding capital stock	$476,520,155

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	33

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Assets and Liabilities (continued)

August 31, 2012

Represented by

Paid-in capital	$474,811,061

Undistributed net investment income	3,892,273

Accumulated net realized loss	(2,392,817)

Unrealized appreciation (depreciation) on:

Investments	1,641,361

Foreign currency translations	89,044

Forward foreign currency exchange contracts	(2,539,228)

Futures contracts	1,158,469

Options contracts written	(120,827)

Securities sold short	244,135

Swap contracts	(257,038)

Foreign capital gains tax	(6,278)

Total — representing net assets applicable to outstanding capital stock	$476,520,155

Class A

Net assets	$476,520,155

Shares outstanding	47,530,545

Net asset value per share	$10.03

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

34	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Operations

Year Ended August 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$1,469,915
Dividends — affiliated issuers	83,463
Interest	1,455,741
Foreign taxes withheld	(10,636)

Total income	2,998,483

Expenses:
Investment management fees	1,570,915
Service fees
Class A	385,028
Transfer agent fees
Class A	168,278
Administration fees	123,209
Compensation of board members	7,127
Custodian fees	71,191
Printing and postage fees	26,247
Registration fees	65,902
Professional fees	21,556
Dividends and interest on securities sold short	204,697
Chief compliance officer expenses	109
Other	22,288

Total expenses	2,666,547
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(150,833)

Total net expenses	2,515,714

Net investment income	482,769

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(649,006)
Foreign currency translations	(248,390)
Forward foreign currency exchange contracts	4,053,692
Futures contracts	(1,471,414)
Options contracts written	77,322
Securities sold short	(102,942)
Swap contracts	101,901

Net realized gain	1,761,163
Net change in unrealized appreciation (depreciation) on:
Investments	1,641,361
Foreign currency translations	89,044
Forward foreign currency exchange contracts	(2,539,228)
Futures contracts	1,158,469
Options contracts written	(120,827)
Securities sold short	244,135
Swap contracts	(257,038)
Foreign capital gains tax	(6,278)

Net change in unrealized appreciation (depreciation)	209,638

Net realized and unrealized gain	1,970,801

Net increase in net assets from operations	$2,453,570

(a)	For the period from April 23, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	35

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

Year Ended August 31, 2012(a)
Operations

Net investment income	$482,769

Net realized gain	1,761,163

Net change in unrealized appreciation	209,638

Net increase in net assets resulting from operations	2,453,570

Increase in net assets from capital stock activity	474,046,585

Total increase in net assets	476,500,155

Net assets at beginning of year	20,000

Net assets at end of year	$476,520,155

Undistributed net investment income	$3,892,273

	Year Ended August 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	50,269,507	501,301,813

Redemptions	(2,740,962)	(27,255,228)

Net increase	47,528,545	474,046,585

Total net increase	47,528,545	474,046,585

(a)	For the period from April 23, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

36	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year Ended August 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.01

Net realized and unrealized gain	0.02

Total from investment operations	0.03

Net asset value, end of period	$10.03

Total return	0.30%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.73	%(c)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(d)	1.63	%(c)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.60	%(c)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(d)	1.50	%(c)

Net investment income	0.31%

Supplemental data

Net assets, end of period (in thousands)	$476,520

Portfolio turnover	141%

Notes to Financial Highlights

(a)	For the period from April 23, 2012 (commencement of operations) to August 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2012	37

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements

August 31, 2012

Note 1. Organization

Active Portfolios Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 14, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund, which represented the initial capital at $10.00 per share. Shares of the Fund were first offered to the public on April 23, 2012.

These consolidated financial statements cover the period from April 23, 2012 (commencement of operations) to August 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Security Valuation

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

38	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the consolidated financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Annual Report 2012	39

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk.

Contracts and premiums associated with options contracts written for the period ended August 31, 2012 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at April 23, 2012	—	—	—	—
Opened	7,872	1,151,581	286,700,941	170,896
Closed	(341)	(61,468)	(32)	(3,807)
Exercised	(391)	(55,240)	(59)	(2,275)
Expired	(2,249)	(87,693)	(493)	(27,472)
Balance at August 31, 2012	4,891	947,180	286,700,357	137,342

Interest Rate Swap Transactions

The Fund entered into interest rate swap transactions to hedge interest risk exposure and to produce incremental earnings at prevailing market rates. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

40	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the consolidated financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Cross-Currency Swap Transactions

The Fund entered into cross-currency swap transactions to hedge currency risk exposure. Cross-currency swaps are agreements between two parties that involve the exchange of one currency for another currency with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties in the currency of the principal received based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swaps may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Cross-currency swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain cross-currency swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the cross-currency swap is terminated.

The risks of cross-currency swaps include the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, a single issuer debt securities, or a basket of securities.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments. These potential amounts may be

Annual Report 2012	41

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the consolidated financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Total Return Swaps

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

The notional amounts of total return swap contracts are not recorded in the consolidated financial statements. Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contract is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contract is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative contracts entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives contacts between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement) the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives contracts presented in the consolidated financial statements are not netted with the market values of other derivatives contracts or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Consolidated Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the consolidated financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

42	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

The following table is a summary of the fair value of derivative instruments at August 31, 2012:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	530,468
Credit contracts	Premiums paid on outstanding credit default swap contracts	5,103,150
Equity contracts	Unrealized appreciation on swap contracts	13,945
Equity contracts	Net assets — unrealized appreciation on futures contracts	418,950	*
Equity contracts	Investments at value — unaffiliated issuers (for purchased options)	109,543
Foreign exchange contracts	Investments at value — unaffiliated issuers (for purchased options)	441,304
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	6,145,004
Interest rate contracts	Unrealized appreciation on swap contracts	87,469
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	748,775	*
Commodity contracts	Unrealized appreciation on swap contracts	291,841
Commodity contracts	Net assets — unrealized appreciation on futures contracts	1,260,507	*
Total		15,150,956

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	831,036
Credit contracts	Premiums received on outstanding credit default swap contracts	979,967
Equity contracts	Unrealized depreciation on swap contracts	6,004
Equity contracts	Net assets — unrealized depreciation on futures contracts	529,429	*
Equity contracts	Options contracts written, at value	1,129,474
Foreign exchange contracts	Options contracts written, at value	75,875

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	8,684,232
Foreign exchange contracts	Unrealized depreciation on swap contracts	224,881
Interest rate contracts	Unrealized depreciation on swap contracts	6,867
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	361,892	*
Commodity contracts	Unrealized depreciation on swap contracts	111,973
Commodity contracts	Net assets — unrealized depreciation on futures contracts	378,442	*
Total		13,320,072

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments in the Consolidated Statement of Operations for the Year Ended August 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(110,371)	(110,371)
Equity contracts	—	(1,551,274)	34,171	259,832	(1,257,271)
Foreign exchange contracts	4,053,692	—	—	(404)	4,053,288
Interest rate contracts	—	645,309	—	327	645,636
Commodity contracts	—	(565,449)	—	(47,483)	(612,932)
Total	4,053,692	(1,471,414)	34,171	101,901	2,718,350

Annual Report 2012	43

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	—	—	(300,568)	(300,568)
Equity contracts	—	(110,479)	(235,085)	7,941	(337,623)
Foreign exchange contracts	(2,539,228)	—	(249,612)	(224,881)	(3,013,721)
Interest rate contracts	—	386,883	—	80,602	467,485
Com modity contracts	—	882,065	—	179,868	1,061,933
Total	(2,539,228)	1,158,469	(484,697)	(257,038)	(2,122,494)

The following table is a summary of the volume of derivative instruments for the Year Ended August 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	1,739
Futures Contracts	13,705
Options Contracts	11,263
Swap Contracts	127

Derivative Instrument	Aggregate Notional Opened ($)
Credit Default Swap Contracts — Buy Protection	56,647,000
Credit Default Swap Contracts — Sell Protection	68,124,600

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the

44	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Basis for Consolidation

ASGM Offshore Fund, LTD. and ASMF Offshore Fund, LTD. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of each Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The Investment Manager is responsible for each Subsidiary’s day-to-day business pursuant to a separate investment management services agreement between each Subsidiary and the Investment Manager. At August 31, 2012, ASGM Offshore Fund, LTD. represented $4,363,605 or 0.9%

Annual Report 2012	45

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

of the net assets of the Fund and ASMF Offshore Fund, LTD. represented $27,337,355 or 5.8% of the net assets of the Fund.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.02% to 0.90% as the Fund’s net assets increase. The annualized effective investment management fee rate for the period ended August 31, 2012 was 1.02% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC, Eaton Vance Management, Wasatch Advisors, Inc. and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board, based on the allocation that is in the best interests of the shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended August 31, 2012 was 0.08% of the Fund’s average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

46	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended August 31, 2012, the Fund’s annualized effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.11%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.50% of Class A shares’ average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to dividend/interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for defaulted bonds, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, non-deductible expenses, passive foreign investment company (PFIC) holdings, recognition of unrealized appreciation (depreciation) for certain derivative investments, swap transactions, tax straddles and adjustments for investments in Subsidiaries. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,409,504
Accumulated net realized loss	(4,153,980)
Paid-in capital	744,476

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the period ended August 31, 2012, there were no distributions.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,367,655
Undistributed accumulated long-term gain	—
Accumulated realized gain	—
Unrealized appreciation	1,253,711

At August 31, 2012, the cost of investments for federal income tax purposes was $472,703,317 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,132,814
Unrealized depreciation	(7,879,103)
Net unrealized appreciation	$1,253,711

Annual Report 2012	47

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	974,053
Total	974,053

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $512,194,402 and $289,806,975, respectively, for the period ended August 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned nearly 100% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended August 31, 2012.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the consolidated financial statements were issued and noted no items requiring adjustment of the consolidated financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to

48	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2012

assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	49

Active Portfolios® Multi-Manager Alternative Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Alternative Strategies Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Alternative Strategies Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 30, 2012

50	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012	51

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.
The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611. Officers
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.
Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

52	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers (continued)

Officers (continued)
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).
Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (Born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012	53

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On March 7, 2012, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved, for an initial two-year term, the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) and the Subadvisory Agreements (the “Subadvisory Agreements”) with AQR Capital Management, LLC, Eaton Vance Management, Wasatch Advisors, Inc. and Water Island Capital Management, LLC (the “Subadvisers”) with respect to Active Portfolios® Multi-Manager Alternative Strategies Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board requested and evaluated materials from the Investment Manager and the Subadvisers regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on October 25, 2011, February 17, 2012 and March 6, 2012 and at the Board meeting held on March 7, 2012. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the Agreements. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager and the Subadvisers believed reasonably necessary to evaluate and to determine whether to approve the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•

Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and the Subadvisers, and other personnel proposed to provide investment management, administrative and other services to the Fund;

•

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer, to be provided under a separate Administrative Services Agreement;

•	The terms and conditions of the Agreements;

•

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•	The advisory fees and total expenses of the existing Columbia Funds from which assets are expected to be redeemed in connection with the investment of seed capital in the Fund;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager and the Subadvisers; and

•

Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by an independent third-party data provider to be in the same peer group or universe of funds.

54	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadvisers and their affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and their affiliates. The Committee and the Board considered, among other things, the Investment Manager’s and the Subadvisers’ ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, trade execution services and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board considered the scope of services to be provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund’s proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board also took into account the fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund’s first two years, and the advisory fees and total expense ratios of comparable funds identified by an independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee’s and the Board’s next review and continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager and the Subadvisers regarding their financial condition. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to the Subadvisers of their relationships with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Annual Report 2012	55

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a peer group and a universe of comparable funds. However, the Committee and the Board expected to consider, in connection with their next review and continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of a benchmark and a group of comparable funds, as determined by an independent third party data provider. The Committee and the Board also considered the investment performance of comparable portfolios of other clients of the Subadvisers.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated performance of the Fund supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager and the Subadvisers of services to the Fund, to groups of related funds, and to the Investment Manager’s and the Subadvisers’ investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager and/or the Subadvisers in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements, and considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under such new subadvisory agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on the Subadvisers’ ability to manage assets might have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these issues, the Committee and the Board also considered the costs of the services to be provided (both on an absolute and relative basis) by the Investment Manager and its affiliates, as discussed above.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

56	Annual Report 2012

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the proposed Agreements. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Agreements.

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Active Portfolios® Multi-Manager Alternative Strategies Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	61

Active Portfolios® Multi-Manager Alternative Strategies Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1856 A (10/12)

Annual Report August 31, 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Active Portfolios® Multi-Manager Core Plus Bond Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Columbia Management Investment Advisers, LLC

Carl Pappo, CFA

Alexander Powers

Brian Lavin, CFA

Michael Zazzarino

Federated Investment Management Company

Joseph Balestrino, CFA

Donald Ellenberger

TCW Investment Management Company

Tad Rivelle

Laird Landmann

Stephen Kane, CFA

Active Portfolios® Multi-Manager Core Plus Bond Fund was launched on April 20, 2012. The Fund is managed by two independent money management firms and by Columbia Management Investment Advisers, LLC (Columbia) and each invests a portion of the portfolio’s assets. As of August 31, 2012, Federated Investment Management Company (Federated), TCW Investment Management Company (TCW) and Columbia managed approximately 34%, 28% and 38% of the portfolio, respectively.

Volatility Dominated the Fixed Income Markets

While the fixed income markets were generally on more solid footing in August 2012 as compared to earlier in the year, the reporting period began with elevated uncertainty as an array of challenges plagued the Eurozone and the expansion in the U.S. economy lost momentum with a downward revision to first quarter gross domestic product (GDP), stalled manufacturing and a drop-off in pending home sales. As such, investors favored the U.S. Treasury market, moving the yield on the bellwether 10-year U.S. Treasury note to a low of 1.45% on June 1.

Notwithstanding bouts of volatility ahead of certain highly anticipated market events, June through August saw slight improvements in investor sentiment. In Europe, the formation of a coalition government removed the immediate risk of Greece’s exit form the Eurozone, and the European Central Bank made an effective promise of policy intervention to preserve the euro in a late July announcement. In the U.S., the Federal Reserve Board (the Fed) extended Operation Twist in June. Operation Twist targeted longer maturity U.S. Treasuries in an effort to reduce longer-term yields and spur economic activity. Still, Fed chair Bernanke remained merely suggestive of further easing in the early August Fed meeting. Prospects of rising taxes and spending cuts scheduled for January 1, 2013, known popularly as the “fiscal cliff,” loomed. Domestic economic data was mixed. Housing market data reflected progress. However, manufacturing activity remained contractionary. In all, the effective promise of policy intervention given weak global economic conditions apparently reassured investors, who shifted away from U.S. Treasuries. The yield on the 10-year U.S. Treasury note peaked at 1.83% in mid-August before settling at 1.55% on August 31.

Allocations to Rallying Non-Government Sectors Boosted Fund Returns

Federated: Overall, we positioned our portion of the Fund with a bias toward a lower average quality and less interest rate risk than the Barclays Index. Our belief was that continued U.S. economic growth, combined with good valuation created by wide absolute and relative spreads, or yield differentials compared to U.S. Treasuries, in medium and lower quality assets provided a better risk/return profile than taking on pure interest rate risk in the form of a long duration.

More specifically, we maintained consistent overweights relative to the Barclays Index to the high yield corporate bond, emerging market debt and commercial mortgage-backed securities sectors, each of which added value during the reporting period. There were no significant detractors from a sector perspective, but the agency mortgage-backed securities sector underperformed the corporate sector, and thus our portion of the Fund’s overweight to agency mortgage-backed securities represented an opportunity cost compared to lower quality sectors. Duration positioning detracted. Concerns over extremely poor valuation created by historically low interest rates drove our decision to keep our portion of the Fund’s duration in a defensive position, i.e. in a range of 10% to 15% short of the Barclays

2	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

Index, throughout the reporting period. While interest rate rose for two months of the reporting period and fell during two months, the degree of interest rate decline in May overwhelmed the other months, resulting in a detracting effect for this short duration positioning. Yield curve positioning had a neutral impact on our portion of the Fund’s results during the reporting period.

TCW: Non-agency mortgage-backed securities, not held in the Barclays Index, were among the best performing fixed income sectors given solid fundamentals, such as improving roll rates, increased credit burnout and a shorter foreclosure pipeline. Robust investor demand and restrained new supply also supported non-agency mortgage-backed securities. An allocation to emerging market debt, not held in the Barclays Index, also added to Fund returns, as the sector rallied on the promise of global policy intervention.

Yield curve positioning contributed positively to our portion of the Fund’s performance. Following significant stimulus over the past several years from the Fed, expectations were for a pick-up in inflation in the intermediate term that will likely push longer maturity U.S. Treasury rates higher. As a result, yield curve positioning within our portion of the Fund was focused on 7-year to 10-year maturities. Such positioning added value, as yields declined the most beyond the 5-year U.S. Treasury. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.)

The defensive duration positioning of our portion of the Fund, established at approximately 0.9 years short of the Barclays Index, was a modest drag on performance, as interest rates declined during the reporting period. However, with inflation a significant intermediate-term concern, we believe such positioning remains prudent.

Columbia: Sizable allocations to investment grade corporate bonds and to commercial mortgage-backed securities, which each outpaced the Barclays Index, helped our portion of the Fund’s performance. Within the investment grade corporate bond sector, individual issue selection also contributed positively, as the Fund had an overweighted exposure to the financials industry, which performed well. An emphasis on bonds rated BBB across various industries also boosted results. Exposure to high yield corporate bonds added value as well.

Yield curve positioning helped our portion of the Fund’s results, too. We maintained a barbell yield curve positioning, wherein we had greater exposure to shorter-term maturities and longer-term maturities and a lesser weighting in intermediate-term maturities, given our belief that the yield curve would flatten. This strategy proved prudent, as the yield curve did indeed flatten during the reporting period, meaning the differential in yields between shorter-term and longer-term maturities narrowed.

Detracting from Fund results somewhat was our bias toward higher quality within the commercial mortgage-backed securities sector, as lower quality issues generally outperformed higher quality issues during the reporting period. We favored higher quality deals with large credit enhancements and those issues in the most senior part of the capital structure.

We maintained our portion of the Fund’s duration rather close to that of the Barclays Index, and thus duration positioning had a neutral impact on our portion of the Fund’s results during the reporting period.

Portfolio Breakdown (%) (at August 31, 2012)
Asset-Backed Securities — Non-Agency	2.7
Commercial Mortgage-Backed Securities — Non-Agency	6.7
Commercial Paper	0.3
Convertible Bonds	0.1
Health Care	0.1
Corporate Bonds & Notes	29.6
Consumer Discretionary	3.2
Consumer Staples	1.6
Energy	2.0
Financials	10.6
Health Care	1.3
Industrials	1.7
Materials	1.8
Telecommunication Services	3.5
Utilities	3.9
Foreign Government Obligations	1.8
Inflation-Indexed Bonds	3.6
Money Market Funds	9.8
Municipal Bonds	0.4
Preferred Debt	0.9
Residential Mortgage-Backed Securities — Agency	8.8
Residential Mortgage-Backed Securities — Non-Agency	3.0
Senior Loans	0.0	(a)
Consumer Discretionary	0.0	(a)
Consumer Staples	0.0	(a)
Financials	0.0	(a)
Health Care	0.0	(a)
Industrials	0.0	(a)
Telecommunication	0.0	(a)
Treasury Bills	1.9
U.S. Government & Agency Obligations	15.9
U.S. Treasury Obligations	14.5
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

Annual Report 2012	3

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

Portfolio Building Rather than Meaningful Changes

Federated: Given the brief reporting period, changes to the portfolio were limited. After the initial building of the portfolio, the bulk of additional activity was driven by cash flow used to fine-tune our various position biases. That said, toward the end of the reporting period, our bottom-up security analysts began noticing spots of credit deterioration in their sectors. Also, dovish pronouncements from the Fed, continued structural issues in Europe and the looming “fiscal cliff” caused us to move in the direction of reduced risk. We moved toward a more defensive portfolio stance by selling non-U.S. Treasury product, especially reducing the credit overweight, and lengthening duration to bring it closer to that of the Barclays Index. To re-allocate from economically-sensitive corporate securities, we increased the portfolio’s position in FNMA (Fannie Mae) pass-through mortgage-backed securities, which we believed may benefit from the increasing likelihood of a third round of quantitative easing. Two specific sales included issues of Ford Motor and International Lease Finance (an AIG affiliate), both of which had increased in price substantially as a result of strength in their individual credit situations as well as in the overall high yield corporate bond market. Proceeds from these sales, along with others, were used to Fund the increase in mortgage-related securities.

At the end of the reporting period, our portion of the Fund was underweight U.S. Treasuries relative to the Barclays Index, overweight investment grade corporate bonds and rather neutral in agency securities, mortgage-backed securities and commercial mortgage-backed securities. Our portion of the Fund also had exposure to high yield corporate bond and emerging market debt as of August 31, 2012.

TCW: Given the Fund’s launch on April 20, 2012, it was not a matter of making changes during the reporting period but rather of building the portfolio throughout May and June. Once the portfolio was ramped up, the strategy remained fairly stable. The low interest rate regime along the U.S. Treasury yield curve, offering insufficient compensation for the assumed risk in our view, led to a substantial underweight in the U.S. Treasury sector. Rather, we established a combined overweight in agency and non-agency mortgage-backed securities. We maintained the significant overweight in non-agency mortgage-backed securities, in particular, because it represents to us one of the most attractive domestic fixed income sectors, which we believe should perform well in a wide variety of economic and interest rate scenarios. Though modestly underweight the Barclays Index, our portion of the Fund’s agency exposure was still substantial, as we believe an absence of new supply favors pricing support in the sector. Senior tranches of commercial mortgage-backed securities also appeared to provide good value. Our portion of the Fund’s corporate allocation favored financials given declining leverage and attractive valuations. As of August 31, 2012, our portion of the Fund had an approximately 19% allocation to government issues, approximately 19% to corporate bonds, approximately 3% to asset-backed securities, approximately 26% to agency mortgage-backed securities and approximately 21% to non-agency mortgage-backed securities.

Columbia: In August, we modestly reduced our portion of the Fund’s exposure to corporate bonds, both investment grade and high yield, and added to its allocations to U.S. Treasury securities and mortgage-backed securities, as we sought both to take some gains from sectors that had performed well and to reduce the portfolio’s overall risk. We also moved closer to the Barclays Index in terms of yield curve positioning, though we maintained a modest flattening bias.

4	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Federated: Over the coming months, we plan to continue implementing our disciplined process of managing top-down elements of duration, sector, yield curve and currency combined with robust bottom-up security selection. At the end of the reporting period, European policy makers appeared to have deferred any substantive actions until at least September leading to a substantial lessening in media and market speculation on which countries may exit the Eurozone. U.S. employment indicators trudge along, showing modest improvement, though the unemployment rate remained above the 8% threshold. Consumer confidence was mixed, but consumer spending, powered by back-to-school shopping and car and truck purchases, had increased. The housing market continued its recovery, thanks to record-low mortgage rates. Businesses were also increasing activity, as industrial production and capacity utilization continued to rise against a backdrop of reasonably well contained inflation, leading to another quarter of 1.5% to 2.0% GDP growth. Of course, our optimism at the end of the reporting period was checked by the very real challenges faced in Europe, the slowing Chinese economy and the U.S. presidential election and “fiscal cliff” of pending tax increases and U.S. government spending cuts. In our view, investment markets are likely to tread water until some clarity is achieved.

TCW: Our view ahead for the U.S. economy is one of muted growth amid continued deleveraging by consumers and businesses and one of ongoing volatility due to Europe’s persistent troubles.

Columbia: At the end of August 2012, we believed the investment landscape generally faced considerable headwinds, including weakness in U.S. economic data and uncertainty related to the upcoming November elections and the anticipated U.S. “fiscal cliff.” A near-term solution to the ongoing European sovereign debt crisis also appeared unlikely.

Given this view, we continued to favor non-U.S. Treasury fixed income sectors that we believe should compensate investors for lending outside the U.S. Treasury market and that are anticipated to perform well in a moderate growth environment. We particularly favored corporate bonds, both investment grade and high yield, as underlying corporate fundamentals remain strong in terms of balance sheet liquidity, overall leverage, interest burden and limited amortization requirements over the next several years. We also viewed commercial mortgage-backed securities as attractive on a risk-adjusted basis relative to U.S. Treasuries and agency mortgage-backed securities.

All that said, we believe effective sector allocation and security selection will remain key to Fund performance in the months ahead, and so, as always, we will maintain our disciplined investment strategy.

Annual Report 2012	5

Active Portfolios® Multi-Manager Core Plus Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

April 20, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.70	*	1,021.06	2.99	*	4.12	0.81	*

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

*	For the period April 20, 2012 (commencement of operations) through August 31, 2012.

6	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(k) 31.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.3%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	789,000	790,972

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	689,000	720,005

Boeing Co. (The) Senior Unsecured
02/15/20	4.875%	1,220,000	1,481,026

Embraer SA Senior Unsecured
06/15/22	5.150%	1,450,000	1,518,875

Goodrich Corp. Senior Unsecured
02/01/21	3.600%	1,000,000	1,109,124

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	515,000	551,050
03/15/21	7.125%	117,000	126,653

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	812,000	864,780

L-3 Communications Corp.
02/15/21	4.950%	4,185,000	4,608,413

Oshkosh Corp.
03/01/17	8.250%	112,000	123,200

Sequa Corp.(a)
12/01/15	13.500%	625,000	662,500

TransDigm, Inc.
12/15/18	7.750%	625,000	696,094

Total			13,252,692

Airlines 0.5%
Continental Airlines 1997-4 Class A Pass-Through Trust Pass-Through Certificates
01/02/18	6.900%	962,018	1,040,230

Continental Airlines 1999-1 Class A Pass-Through Trust Pass-Through Certificates
08/02/20	6.545%	1,973,151	2,143,434

Continental Airlines 2007-1 Class A Pass-Through Trust
04/19/22	5.983%	5,709,134	6,251,502

JetBlue Airways 2004-2 G-2 Pass Through Trust Pass-Thru Certificates(b)
05/15/18	0.885%	5,910,000	5,112,150

Southwest Airlines Co. Senior Unsecured
03/01/17	5.125%	5,000,000	5,534,445

U.S. Airways 2012-1 Class A Pass-Through Trust Pass-Through Certificates
04/01/26	5.900%	4,000,000	4,245,000

Total			24,326,761

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Automotive 1.2%
Affinia Group, Inc.
11/30/14	9.000%	650,000	658,125

Allison Transmission, Inc.(a)
05/15/19	7.125%	867,000	916,852

American Axle & Manufacturing, Inc.
11/15/19	7.750%	600,000	657,750

American Honda Finance Corp. Senior Unsecured(a)
10/01/18	7.625%	2,250,000	2,890,312

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	405,000	427,275
06/15/21	8.250%	375,000	395,625

Daimler Finance North America LLC(a)
01/11/17	2.950%	12,000,000	12,597,012

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	264,000	283,800

Delphi Corp.
05/15/19	5.875%	177,000	191,160
05/15/21	6.125%	60,000	66,000

Exide Technologies Senior Secured
02/01/18	8.625%	600,000	491,250

Ford Motor Co. Senior Unsecured
11/01/46	7.400%	2,655,000	3,146,175
07/16/31	7.450%	2,907,000	3,590,145

Ford Motor Credit Co. LLC Senior Unsecured
06/12/17	3.000%	1,600,000	1,605,898

Ford Motor Credit Co. LLC(a) Senior Unsecured
04/15/16	4.207%	1,455,000	1,521,907
06/15/16	3.984%	7,412,000	7,682,019

Harley-Davidson Financial Services, Inc.(a)
03/15/17	2.700%	1,380,000	1,414,427

Hyundai Capital Services, Inc. Senior Unsecured(a)
07/27/16	4.375%	2,000,000	2,145,420

IDQ Holdings, Inc. Senior Secured(a)
04/01/17	11.500%	300,000	313,875

International Automotive Components Group SA Secured(a)
06/01/18	9.125%	575,000	551,281

JB Poindexter & Co., Inc.(a)
04/01/22	9.000%	375,000	375,000

Jaguar Land Rover PLC(a)
05/15/21	8.125%	300,000	318,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Johnson Controls, Inc. Senior Unsecured
09/15/13	4.875%	5,000,000	5,201,845

Lear Corp.
03/15/18	7.875%	213,000	234,300
03/15/20	8.125%	88,000	98,450

Pittsburgh Glass Works LLC Senior Secured(a)
04/15/16	8.500%	775,000	709,125

RCI Banque SA Senior Unsecured(a)
04/12/16	4.600%	1,120,000	1,156,089

Schaeffler Finance BV(a)
Senior Secured
02/15/19	8.500%	1,128,000	1,243,620
02/15/17	7.750%	34,000	36,890

Tower Automotive Holdings USA LLC/Finance, Inc. Senior Secured(a)
09/01/17	10.625%	300,000	320,250

UCI International, Inc.
02/15/19	8.625%	750,000	749,062

Visteon Corp.
04/15/19	6.750%	672,000	682,920

Volkswagen International Finance NV(a)
03/22/17	2.375%	2,643,000	2,729,371

Total			55,401,980

Banking 5.6%
ANZ National International Ltd. Bank Guaranteed(a)
12/21/12	2.375%	580,000	583,359

Abbey National Treasury Services PLC Bank Guaranteed(a)
11/10/14	3.875%	2,375,000	2,391,625

American Express Credit Corp. Senior Unsecured
09/19/16	2.800%	5,360,000	5,706,492

Banco Bradesco SA Subordinated Notes
01/16/21	5.900%	300,000	315,750

Bancolombia SA Subordinated Notes
07/26/20	6.125%	100,000	107,250

Bank of America Corp. Senior Unsecured
09/01/15	3.700%	8,640,000	9,021,992
01/24/22	5.700%	4,800,000	5,428,138

Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	1,420,000	1,688,922

Barclays Bank PLC(a)(b)
09/29/49	7.434%	10,374,000	10,584,997

Barclays Bank PLC(b)
12/15/49	6.278%	3,860,000	3,290,650

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Capital One Capital III
08/15/36	7.686%	2,270,000	2,292,700

Capital One Capital IV(b)
02/17/37	6.745%	7,700,000	7,738,500

Capital One Capital V
08/15/39	10.250%	6,951,000	7,159,530

Capital One Capital VI
05/15/40	8.875%	5,000,000	5,116,285

Citigroup, Inc. Senior Unsecured
05/15/18	6.125%	6,500,000	7,538,245
01/14/22	4.500%	5,989,000	6,328,954
08/15/17	6.000%	4,000,000	4,567,772
08/09/20	5.375%	10,000,000	11,183,390
01/30/42	5.875%	3,910,000	4,591,106

City National Bank Subordinated Notes
07/15/22	5.375%	3,030,000	3,178,861

Commonwealth Bank of Australia Senior Unsecured(a)
10/15/14	3.750%	1,000,000	1,053,100

Credit Suisse U.S.A., Inc. Bank Guaranteed
01/15/14	5.125%	2,000,000	2,106,034

Deutsche Bank AG Senior Unsecured
01/11/16	3.250%	1,000,000	1,043,700

Discover Bank Subordinated Notes
11/18/19	8.700%	4,485,000	5,675,660

Goldman Sachs Group, Inc. (The) Senior Notes
05/03/15	3.300%	1,670,000	1,724,016
Senior Unsecured
04/01/18	6.150%	9,310,000	10,585,675
01/24/22	5.750%	4,000,000	4,413,848
10/01/14	5.000%	3,000,000	3,179,130

HBOS PLC(a) Subordinated Notes
11/01/33	6.000%	5,600,000	4,453,282
05/21/18	6.750%	9,435,000	9,308,580

HSBC Bank U.S.A. NA Subordinated Notes
04/01/14	4.625%	6,000,000	6,277,464

ICICI Bank Ltd. Senior Unsecured
11/16/20	5.750%	200,000	204,541
11/25/16	4.750%	200,000	203,149

JPMorgan Chase & Co. Senior Unsecured
04/23/19	6.300%	5,000,000	6,102,180

JPMorgan Chase & Co.(b)
04/29/49	7.900%	7,234,000	8,092,242

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

JPMorgan Chase Bank NA Subordinated Notes
10/01/17	6.000%	2,605,000	3,066,947

JPMorgan Chase Capital XXI(b)
02/02/37	1.393%	14,324,000	9,854,325

JPMorgan Chase Capital XXIII(b)
05/15/47	1.435%	1,685,000	1,183,428

Lloyds Banking Group PLC(a)(b)
12/31/49	6.657%	5,403,000	4,011,727

Merrill Lynch & Co., Inc. Senior Unsecured
04/25/13	6.150%	94,000	96,987
Subordinated Notes
05/02/17	5.700%	2,530,000	2,710,235

Morgan Stanley Senior Unsecured
07/24/42	6.375%	6,300,000	6,382,291
01/25/21	5.750%	8,090,000	8,354,397
03/22/17	4.750%	4,000,000	4,109,068

NB Capital Trust II
12/15/26	7.830%	594,000	595,485

National Australia Bank Ltd. Senior Unsecured
08/07/15	1.600%	1,250,000	1,259,938
03/09/17	2.750%	4,000,000	4,142,000

National City Preferred Capital Trust I(b)
12/31/49	12.000%	9,205,000	9,411,836

Northern Trust Corp. Senior Unsecured
05/01/14	4.625%	1,000,000	1,067,496

PNC Funding Corp. Bank Guaranteed
02/01/17	5.625%	2,235,000	2,566,035

Royal Bank of Scotland PLC (The) Bank Guaranteed
09/21/15	3.950%	2,615,000	2,745,546

State Street Corp.
03/15/18	4.956%	11,115,000	12,192,677
Senior Unsecured
03/07/16	2.875%	1,249,000	1,336,284

SunTrust Banks, Inc. Senior Unsecured
04/15/16	3.600%	1,000,000	1,056,634

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	196,000	216,580

U.S. Bancorp Subordinated Notes
07/15/22	2.950%	3,337,000	3,361,874

Vesey Street Investment Trust 1(b)
09/01/16	4.404%	480,000	500,293

Wachovia Capital Trust III(b)
03/29/49	5.570%	8,190,000	8,087,625

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wachovia Corp. Senior Unsecured
02/01/18	5.750%	4,000,000	4,801,684

Wells Fargo Bank Subordinated Notes
02/09/15	4.750%	2,000,000	2,163,022

Wells Fargo Capital X
12/15/36	5.950%	4,355,000	4,420,325

Westpac Banking Corp. Senior Unsecured
11/19/19	4.875%	1,200,000	1,353,676

Total			264,285,534

Brokerage 0.4%
Blackstone Holdings Finance Co. LLC(a)
08/15/19	4.750%	3,675,000	3,661,848

Cantor Fitzgerald LP(a)
10/15/19	7.875%	1,600,000	1,640,173

E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	192,000	195,360
11/30/17	12.500%	375,000	427,969

Eaton Vance Corp. Senior Unsecured
10/02/17	6.500%	1,023,000	1,214,308

Janus Capital Group, Inc. Senior Unsecured
06/15/17	6.700%	1,000,000	1,107,706

Jefferies Group, Inc. Senior Unsecured
07/15/19	8.500%	2,800,000	3,199,000

Legg Mason, Inc. Senior Unsecured(a)
05/21/19	5.500%	580,000	615,255

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(a)
03/15/22	5.875%	744,000	788,640

Nuveen Investments, Inc.
11/15/15	10.500%	850,000	864,875

Raymond James Financial, Inc. Senior Unsecured
04/15/16	4.250%	3,345,000	3,529,594

Total			17,244,728

Building Materials 0.1%
Building Materials Corp. of America(a)
03/15/20	7.500%	600,000	655,500
Senior Notes
05/01/21	6.750%	542,000	592,135

Hillman Group, Inc.
06/01/18	10.875%	500,000	538,750

Interface, Inc.
12/01/18	7.625%	217,000	233,275

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Masonite International Corp.(a)
04/15/21	8.250%	500,000	523,750

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	675,000	675,000

Nortek, Inc.
12/01/18	10.000%	32,000	35,040
04/15/21	8.500%	961,000	1,021,062

Odebrecht Finance Ltd.
04/05/23	6.000%	300,000	328,500

Odebrecht Finance Ltd.(a)
06/26/22	5.125%	500,000	517,500

Ply Gem Industries, Inc. Senior Secured
02/15/18	8.250%	500,000	511,250

Roofing Supply Group LLC/Finance, Inc.(a)
06/01/20	10.000%	250,000	267,500

Total			5,899,262

Chemicals 0.6%
Albemarle Corp. Senior Unsecured
12/15/20	4.500%	2,000,000	2,224,200

Ashland, Inc. Senior Unsecured(a)
08/15/22	4.750%	126,000	126,315

Braskem America Finance Co.
07/22/41	7.125%	5,000,000	5,175,000

Braskem Finance Ltd.
04/15/21	5.750%	250,000	260,625

Celanese U.S. Holdings LLC
06/15/21	5.875%	265,000	292,825

Dow Chemical Co. (The) Senior Unsecured
05/15/39	9.400%	65,000	106,094
05/15/19	8.550%	2,500,000	3,374,745
11/15/20	4.250%	2,336,000	2,571,193

EI du Pont de Nemours & Co. Senior Unsecured
07/15/18	6.000%	2,000,000	2,516,198

Ferro Corp. Senior Unsecured
08/15/18	7.875%	625,000	584,375

Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	425,000	363,375
Senior Secured
02/01/18	8.875%	300,000	302,250

Hexion US Finance Corp. Senior Secured
04/15/20	6.625%	247,000	249,470

Huntsman International LLC
06/30/16	5.500%	650,000	650,812

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

03/15/21	8.625%	161,000	184,345

Incitec Pivot Finance LLC(a)
12/10/19	6.000%	1,000,000	1,116,079

Ineos Finance PLC Senior Secured(a)
05/15/15	9.000%	112,000	118,720

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	213,000	236,164

Koppers, Inc.
12/01/19	7.875%	38,000	41,515

Lubrizol Corp.
02/01/19	8.875%	1,286,000	1,793,018

LyondellBasell Industries NV
Senior Unsecured
11/15/21	6.000%	1,181,000	1,346,340
04/15/24	5.750%	620,000	702,150

MacDermid, Inc.(a)
04/15/17	9.500%	277,000	288,773

Momentive Performance Materials, Inc. Senior Secured(a)
10/15/20	10.000%	350,000	351,750

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	5,000	5,700

OXEA Finance & Cy SCA Senior Secured(a)
07/15/17	9.500%	270,000	294,300

Omnova Solutions, Inc.
11/01/18	7.875%	475,000	480,938

Polypore International, Inc.
11/15/17	7.500%	381,000	409,575

Total			26,166,844

Construction Machinery 0.2%
Ashtead Capital, Inc.(a)
07/15/22	6.500%	81,000	84,240

CNH Capital LLC(a)
11/01/16	6.250%	322,000	349,370

Case New Holland, Inc.
12/01/17	7.875%	297,000	348,975

Caterpillar, Inc. Senior Unsecured
06/26/22	2.600%	2,440,000	2,521,135
12/15/13	7.000%	1,000,000	1,082,928

Columbus McKinnon Corp.
02/01/19	7.875%	153,000	162,563

H&E Equipment Services, Inc.(a)
09/01/22	7.000%	92,000	95,450

Maxim Crane Works LP Senior Secured(a)
04/15/15	12.250%	350,000	343,000

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	263,000	263,657

Terex Corp.
04/01/20	6.500%	129,000	135,128

UR Merger Sub Corp.
12/15/19	9.250%	427,000	479,307
09/15/20	8.375%	593,000	634,510

UR Merger Sub Corp.(a)
05/15/20	7.375%	115,000	121,900
04/15/22	7.625%	288,000	311,760
Secured
07/15/18	5.750%	589,000	622,867

Total			7,556,790

Consumer Cyclical Services 0.1%
Carlson Wagonlit BV Senior Secured(a)
06/15/19	6.875%	450,000	468,000

Expedia, Inc.
08/15/20	5.950%	1,380,000	1,511,179

Garda World Security Corp. Senior Unsecured(a)
03/15/17	9.750%	600,000	637,260

Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.375%	311,000	326,550

Monitronics International, Inc.
04/01/20	9.125%	325,000	331,500

ServiceMaster Co.
02/15/20	8.000%	600,000	639,750

ServiceMaster Co.(a) Senior Notes
08/15/20	7.000%	75,000	76,312

Total			3,990,551

Consumer Products 0.1%
FGI Operating Co. LLC/Finance, Inc. Secured(a)
05/01/20	7.875%	500,000	527,500

Hasbro, Inc. Senior Unsecured
03/15/40	6.350%	1,000,000	1,189,316

Jarden Corp.
01/15/20	7.500%	203,000	225,330

Libbey Glass, Inc.(a)
05/15/20	6.875%	790,000	841,350

Prestige Brands, Inc.
02/01/20	8.125%	200,000	221,750
Senior Secured
04/01/18	8.250%	300,000	329,250

Simmons Bedding Co. Senior Secured(a)
07/15/15	11.250%	500,000	517,505

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Spectrum Brands, Inc.(a)
03/15/20	6.750%	1,144,000	1,201,200

Visant Corp.
10/01/17	10.000%	550,000	544,500

Total			5,597,701

Diversified Manufacturing 0.1%
ABB Finance U.S.A., Inc.
05/08/22	2.875%	630,000	653,362

Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	319,000	344,919

Dynacast International LLC/Finance, Inc. Secured
07/15/19	9.250%	500,000	525,000

Hutchison Whampoa International 11 Ltd.(a)
01/13/17	3.500%	1,000,000	1,060,669

Mcron Finance Sub LLC/Corp. Senior Secured(a)
05/15/19	8.375%	325,000	333,937

Roper Industries, Inc. Senior Unsecured
08/15/13	6.625%	2,520,000	2,657,048

Tomkins LLC/Inc. Secured
10/01/18	9.000%	567,000	632,205

Voto-Votorantim Overseas Trading Operations NV
09/25/19	6.625%	350,000	396,375

Votorantim Cimentos SA
04/05/41	7.250%	250,000	266,250

Total			6,869,765

Electric 2.0%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	678,000	776,310

Alabama Power Co. Senior Unsecured
03/15/41	5.500%	8,471,000	11,203,406

American Transmission Systems, Inc. Senior Unsecured(a)
01/15/22	5.250%	2,200,000	2,550,192

Appalachian Power Co. Senior Unsecured
01/15/20	7.950%	1,000,000	1,349,614

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	3,063,000	3,610,429

CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	307,000	347,487
09/30/15	4.250%	125,000	131,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Calpine Corp. Senior Secured(a)
02/15/21	7.500%		1,009,000	1,119,990

Commonwealth Edison Co. 1st Mortgage
03/15/36	5.900%		1,675,000	2,245,086
08/15/16	5.950%		165,000	194,136

Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	395,000	209,185

Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/18	5.850%		3,000,000	3,715,380
04/01/38	6.750%		2,324,000	3,506,223

DPL, Inc. Senior Unsecured(a)
10/15/21	7.250%		760,000	866,400

Dominion Resources, Inc. Senior Unsecured
01/15/19	8.875%		800,000	1,096,245

Dubai Electricity & Water Authority Senior Unsecured(a)
10/21/20	7.375%		250,000	281,750

Enel Finance International NV(a)
10/07/14	3.875%		630,000	640,899

Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%		225,000	252,562

Energy Future Intermediate Holding Co. LLC/Finance, Inc.(a) Secured
03/01/22	11.750%		250,000	264,375

Exelon Generation Co. LLC Senior Unsecured
10/01/41	5.750%		2,000,000	2,222,918
10/01/17	6.200%		1,910,000	2,270,923

Exelon Generation Co. LLC(a) Senior Unsecured
06/15/22	4.250%		3,085,000	3,207,049

FirstEnergy Solutions Corp.
08/15/21	6.050%		2,000,000	2,224,212

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%		128,000	141,120

Georgia Power Co. Senior Unsecured
09/01/40	4.750%		2,676,000	3,087,885

Israel Electric Corp., Ltd. Senior Secured
01/15/19	7.250%		300,000	321,300

NRG Energy, Inc.
01/15/18	7.625%		525,000	561,750

National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%		2,500,000	3,672,465

Nevada Power Co.
05/15/18	6.500%		2,746,000	3,426,645

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

08/01/18	6.500%	2,545,000	3,190,203
05/15/41	5.450%	6,055,000	7,631,611

Niagara Mohawk Power Corp. Senior Unsecured(a)
08/15/19	4.881%	1,075,000	1,219,432

Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	635,000	694,882

Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	7,602,000	8,228,610
06/01/42	5.300%	1,250,000	1,355,205

PPL Capital Funding, Inc.
06/15/22	4.200%	2,250,000	2,377,039

PSEG Power LLC
09/15/21	4.150%	1,000,000	1,081,121

Pacific Gas & Electric Co. Senior Unsecured
01/15/40	5.400%	1,110,000	1,384,779

Southern California Edison Co. 1st Mortgage
09/01/40	4.500%	510,000	599,823

Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	3,604,000	4,519,420

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	4,020,000	5,096,150

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	1,920,000	2,010,064

UIL Holdings Corp. Senior Unsecured
10/01/20	4.625%	300,000	316,803

Virginia Electric and Power Co. Senior Unsecured
06/30/19	5.000%	1,280,000	1,531,460

Total			96,734,413

Entertainment 0.2%
AMC Entertainment, Inc.
06/01/19	8.750%	453,000	496,035
12/01/20	9.750%	23,000	25,415

Cinemark U.S.A., Inc.
06/15/19	8.625%	400,000	448,000

Cinemark U.S.A., Inc
06/15/21	7.375%	41,000	45,818

Speedway Motorsports, Inc.
02/01/19	6.750%	41,000	43,204

Time Warner, Inc.
03/29/41	6.250%	2,280,000	2,829,430
06/15/42	4.900%	1,500,000	1,627,119

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Vail Resorts, Inc.
05/01/19	6.500%	281,000	303,480

Viacom, Inc. Senior Unsecured
04/01/17	3.500%	1,500,000	1,629,508

Total			7,448,009

Environmental 0.1%
Clean Harbors, Inc.(a)
08/01/20	5.250%	280,000	287,350

Republic Services, Inc.
03/01/40	6.200%	2,000,000	2,530,574

Total			2,817,924

Food and Beverage 1.3%
Anheuser-Busch InBev Worldwide, Inc.
01/15/19	7.750%	605,000	813,343

Aramark Corp.
02/01/15	8.500%	950,000	973,759

Aramark Holdings Corp. Senior Unsecured PIK(a)
05/01/16	8.625%	73,000	74,734

Bottling Group LLC
04/01/16	5.500%	3,210,000	3,723,096

Campbell Soup Co. Senior Unsecured
08/02/22	2.500%	2,411,000	2,406,347
08/02/42	3.800%	2,594,000	2,572,376

Coca-Cola Co. (The) Senior Unsecured
09/01/21	3.300%	4,127,000	4,551,256

Coca-Cola Femsa SAB de CV Senior Unsecured
02/15/20	4.625%	1,000,000	1,135,327

ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	2,740,000	3,474,936

Constellation Brands, Inc.
03/01/23	4.625%	49,000	49,858

Dean Foods Co.
12/15/18	9.750%	875,000	976,719

Del Monte Corp.
02/15/19	7.625%	750,000	749,063

Diageo Capital PLC
01/15/14	7.375%	1,000,000	1,091,965

General Mills, Inc. Senior Unsecured
12/15/21	3.150%	4,370,000	4,575,853

Grupo Bimbo SAB de CV(a)
01/25/22	4.500%	400,000	432,019

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

HJ Heinz Co. Senior Unsecured
09/12/21	3.125%	645,000	677,787

Hershey Co. (The) Senior Unsecured
12/01/20	4.125%	1,060,000	1,207,605

Kellogg Co. Senior Unsecured
03/06/13	4.250%	1,100,000	1,120,417
05/17/17	1.750%	720,000	732,862

Kraft Foods Group, Inc.(a)
06/06/22	3.500%	4,000,000	4,236,636
06/04/15	1.625%	1,000,000	1,015,701

Kraft Foods, Inc. Senior Unsecured
02/09/40	6.500%	1,980,000	2,709,940
02/01/18	6.125%	5,000,000	6,083,750

Michael Foods Group, Inc.
07/15/18	9.750%	875,000	966,875

PepsiCo, Inc. Senior Unsecured
01/15/20	4.500%	2,000,000	2,335,734

Pernod-Ricard SA Senior Unsecured(a)
07/15/22	4.250%	3,300,000	3,509,830

Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	55,000	56,444
09/01/17	8.250%	500,000	530,000

Ralcorp Holdings, Inc. Senior Secured
08/15/39	6.625%	1,000,000	1,067,996

Smithfield Foods, Inc. Senior Unsecured
07/01/17	7.750%	625,000	697,656

Tyson Foods, Inc.
06/15/22	4.500%	1,000,000	1,010,000

US Foods, Inc. Senior Unsecured(a)
06/30/19	8.500%	825,000	843,563

Virgolino de Oliveira Finance Ltd.(a)
02/09/22	11.750%	3,000,000	2,887,500

Total			59,290,947

Gaming 0.1%
Affinity Gaming LLC/Finance Corp.(a)
05/15/18	9.000%	450,000	457,875

American Casino & Entertainment Properties LLC/Finance Corp. Senior Secured
06/15/14	11.000%	425,000	444,125

Ameristar Casinos, Inc.
04/15/21	7.500%	125,000	134,063

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Caesars Entertainment Operating Co., Inc. Senior Secured(a)
02/15/20	8.500%	1,436,000	1,416,255

Chester Downs & Marina LLC Senior Secured(a)
02/01/20	9.250%	175,000	176,750

MGM Resorts International
03/01/18	11.375%	251,000	289,277
Senior Secured
03/15/20	9.000%	225,000	252,000

MGM Resorts International(a)
02/01/19	8.625%	950,000	1,011,750

Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	25,000	27,906

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	294,000	335,160

Rivers Pittsburgh Borrower LP/Finance Corp. Senior Secured(a)
06/15/19	9.500%	300,000	318,000

Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	406,000	446,600
Senior Secured
10/01/20	6.535%	314,000	325,251

Seneca Gaming Corp.(a)
12/01/18	8.250%	433,000	445,990

Sugarhouse HSP Gaming Prop Mezz LP/Finance Corp. Secured(a)
04/15/16	8.625%	375,000	399,375

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	99,000	89,595

Total			6,569,972

Gas Distributors 0.1%
Atmos Energy Corp. Senior Unsecured
06/15/17	6.350%	282,000	342,089

Sempra Energy Senior Unsecured
06/01/16	6.500%	4,065,000	4,847,118
02/15/19	9.800%	1,000,000	1,409,076

Suburban Propane Partners LP/Energy Finance Corp. Senior Unsecured(a)
08/01/21	7.375%	401,000	428,068

Total			7,026,351

Gas Pipelines 2.0%
Access Midstream Partners LP/ACMP Finance Corp.
07/15/22	6.125%	325,000	337,188

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	7,141,000	8,293,400

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Copano Energy LLC/Finance Corp.
04/01/21	7.125%	500,000	522,500

Crosstex Energy LP/Finance Corp.
02/15/18	8.875%	250,000	266,875

El Paso LLC Senior Unsecured
06/01/18	7.250%	28,000	32,270
09/15/20	6.500%	1,249,000	1,412,931
01/15/32	7.750%	175,000	206,038

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	4,629,000	5,055,812

Enbridge Energy Partners LP Senior Unsecured
09/15/40	5.500%	1,000,000	1,134,592

Energy Transfer Equity LP Senior Secured
10/15/20	7.500%	750,000	866,250

Enterprise Products Operating LLC
01/31/14	9.750%	5,820,000	6,517,550
02/01/41	5.950%	4,073,000	4,825,515
02/15/42	5.700%	1,340,000	1,543,723

Florida Gas Transmission Co. LLC Senior Unsecured(a)
07/15/22	3.875%	2,250,000	2,303,877

Holly Energy Partners LP/Finance Corp.(a)
03/01/20	6.500%	325,000	339,625

Kinder Morgan Energy Partners LP Senior Unsecured
01/15/38	6.950%	1,580,000	1,978,155
09/01/39	6.500%	2,117,000	2,539,286
09/01/22	3.950%	7,750,000	8,225,145

MarkWest Energy Partners LP/Finance Corp.
02/15/23	5.500%	269,000	275,053
06/15/22	6.250%	558,000	591,480

NiSource Finance Corp.
12/15/40	6.250%	2,225,000	2,774,731
02/15/43	5.250%	1,650,000	1,823,933

Plains All American Pipeline LP/Finance Corp.
01/15/37	6.650%	1,070,000	1,371,227
02/01/21	5.000%	1,675,000	1,942,099

Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	90,000	99,000
07/15/21	6.500%	554,000	592,780

Southern Natural Gas Co LLC/Issuing Corp. Senior Unsecured
06/15/21	4.400%	3,430,000	3,678,816

Southern Natural Gas Co. LLC Senior Unsecured
02/15/31	7.350%	910,000	1,169,893
03/01/32	8.000%	2,115,000	2,943,037

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	870,000	885,225

Targa Resources Partners LP/Finance Corp.(a)
08/01/22	6.375%	325,000	339,625

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tennessee Gas Pipeline Co. LLC Senior Unsecured
04/01/37	7.625%	550,000	746,424
06/15/32	8.375%	3,465,000	4,858,429

TransCanada PipeLines Ltd.(b)
05/15/67	6.350%	7,903,000	8,402,604

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	3,304,000	3,846,953

Transcontinental Gas Pipe Line Co. LLC(a) Senior Unsecured
08/01/42	4.450%	6,490,000	6,754,708

Transportadora de Gas Internacional SA ESP Senior Unsecured
03/20/22	5.700%	200,000	211,000

Williams Companies, Inc. (The) Senior Unsecured
06/15/31	7.750%	1,850,000	2,354,440
09/01/21	7.875%	75,000	97,337

Williams Partners LP Senior Unsecured
04/15/40	6.300%	2,250,000	2,816,861
11/15/20	4.125%	2,000,000	2,164,988

Total			97,141,375

Health Care 1.0%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	49,000	52,798

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	256,000	272,000

Biomet, Inc.
10/15/17	11.625%	712,000	760,950

Biomet, Inc.(a)
08/01/20	6.500%	209,000	216,837

Boston Scientific Corp. Senior Unsecured
01/15/15	4.500%	1,125,000	1,201,192

CHS/Community Health Systems, Inc.
07/15/20	7.125%	220,000	230,450
11/15/19	8.000%	516,000	557,280
Senior Secured
08/15/18	5.125%	300,000	309,375

CRC Health Corp.
02/01/16	10.750%	350,000	312,375

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	433,000	461,145

DJO Finance LLC/Corp.
04/15/18	7.750%	650,000	594,750

DJO Finance LLC/Corp.(a) Secured
03/15/18	8.750%	50,000	53,125

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

DaVita, Inc.
08/15/22	5.750%	227,000	236,080

Emdeon, Inc.(a)
12/31/19	11.000%	803,000	915,420

Emergency Medical Services Corp.
06/01/19	8.125%	700,000	747,250

Express Scripts Holding Co.(a)
02/15/22	3.900%	3,715,000	4,038,432
02/15/17	2.650%	6,460,000	6,711,313

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	87,000	92,981
01/31/22	5.875%	112,000	119,000

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	215,000	241,069

HCA, Inc.
02/15/22	7.500%	2,868,000	3,190,650
Senior Secured
04/15/19	8.500%	1,315,000	1,482,662
02/15/20	7.875%	2,562,000	2,859,832
09/15/20	7.250%	3,091,000	3,425,214
02/15/20	6.500%	148,000	162,615

Hanger, Inc.
11/15/18	7.125%	293,000	305,452

Health Management Associates, Inc.(a)
01/15/20	7.375%	186,000	199,020

HealthSouth Corp.
02/15/20	8.125%	232,000	255,490
09/15/22	7.750%	23,000	25,128

Hologic, Inc.(a)
08/01/20	6.250%	368,000	389,620

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	1,061,000	1,011,929

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(a)
11/01/18	10.500%	124,000	126,170

Multiplan, Inc.(a)
09/01/18	9.875%	1,177,000	1,291,757

Omnicare, Inc.
06/01/20	7.750%	525,000	578,812

PSS World Medical, Inc.
03/01/22	6.375%	242,000	255,915

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	293,000	316,440

Physiotherapy Associates Holdings, Inc. Senior Unsecured(a)
05/01/19	11.875%	380,000	397,100

Quest Diagnostic, Inc.
01/30/20	4.750%	1,600,000	1,794,459

Radnet Management, Inc.
04/01/18	10.375%	101,000	101,758

Rural/Metro Corp. Senior Unsecured(a)
07/15/19	10.125%	130,000	130,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

STHI Holding Corp. Secured(a)
03/15/18	8.000%	273,000	290,745

Tenet Healthcare Corp. Senior Secured
07/01/19	8.875%	5,000,000	5,687,500
Senior Unsecured
08/01/20	8.000%	213,000	225,780

Truven Health Analytics, Inc. Senior Unsecured(a)
06/01/20	10.625%	452,000	482,510

United Surgical Partners International, Inc. Senior Unsecured(a)
04/01/20	9.000%	548,000	588,415

Universal Hospital Services, Inc. Secured(a)
08/15/20	7.625%	71,000	74,728

VWR Funding, Inc.(a)(c)
09/15/17	7.250%	756,000	760,725

VWR Funding, Inc.(b)
07/15/15	10.250%	950,000	979,094

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	1,094,000	1,148,700
02/01/19	7.750%	132,000	137,610

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	97,000	101,123

Total			46,900,775

Healthcare Insurance 0.1%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	247,000	287,755

CIGNA Corp. Senior Unsecured
02/15/22	4.000%	955,000	1,025,514

UnitedHealth Group, Inc. Senior Unsecured
11/15/17	6.000%	2,383,000	2,952,125

WellPoint, Inc. Senior Unsecured
02/15/19	7.000%	1,000,000	1,245,160

Total			5,510,554

Home Construction —%
KB Home
03/15/20	8.000%	108,000	115,830

Meritage Homes Corp.
04/01/22	7.000%	120,000	126,000

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	192,000	213,600

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	60,000	63,450

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Taylor Morrison Communities, Inc./Monarch(a)
04/15/20	7.750%	255,000	269,663

Total			788,543

Independent Energy 1.1%
ATP Oil & Gas Corp. Secured(d)
05/01/15	11.875%	350,000	91,000

Anadarko Petroleum Corp.
03/15/40	6.200%	1,035,000	1,257,402
Senior Unsecured
09/15/17	6.375%	1,480,000	1,773,654

Antero Resources Finance Corp.
08/01/19	7.250%	57,000	60,848
12/01/17	9.375%	13,000	14,333

Apache Corp. Senior Unsecured
09/01/40	5.100%	1,000,000	1,192,076

Canadian Natural Resources Ltd. Senior Unsecured
12/01/14	4.900%	2,000,000	2,180,974

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	482,000	514,535

Chaparral Energy, Inc.
10/01/20	9.875%	730,000	828,550

Chaparral Energy, Inc.(a)
11/15/22	7.625%	2,215,000	2,342,362

Chesapeake Energy Corp.
08/15/20	6.625%	426,000	437,715
02/15/21	6.125%	430,000	426,775
03/15/19	6.775%	700,000	705,250

Cimarex Energy Co.
05/01/22	5.875%	334,000	354,875

Comstock Resources, Inc.
06/15/20	9.500%	292,000	308,060

Concho Resources, Inc.
01/15/21	7.000%	1,149,000	1,281,135

Continental Resources, Inc.
09/15/22	5.000%	680,000	710,600
10/01/19	8.250%	6,000	6,780
10/01/20	7.375%	36,000	40,410
04/01/21	7.125%	301,000	337,120

Continental Resources, Inc.(a)
09/15/22	5.000%	4,988,000	5,199,990

Denbury Resources, Inc.
03/01/16	9.750%	166,000	180,110

Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	1,215,000	1,503,995

EP Energy LLC/Everest Acquisition Finance, Inc.(a)
09/01/22	7.750%	39,000	39,098

EP Energy LLC/Finance, Inc. Senior Unsecured(a)
05/01/20	9.375%	801,000	871,087

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

EnCana Corp. Senior Unsecured
11/15/21	3.900%	1,210,000	1,246,560

Energy XXI Gulf Coast, Inc.
12/15/17	9.250%	475,000	529,625

Forest Oil Corp.
06/15/19	7.250%	500,000	487,500

Halcon Resources Corp.(a)
07/15/20	9.750%	300,000	306,000

Hess Corp. Senior Unsecured
02/15/41	5.600%	2,000,000	2,264,158
08/15/31	7.300%	1,431,000	1,856,484

Kodiak Oil & Gas Corp.(a)
12/01/19	8.125%	900,000	956,250

Laredo Petroleum, Inc.
05/01/22	7.375%	209,000	224,675
02/15/19	9.500%	493,000	559,555

Linn Energy LLC/Finance Corp.
02/01/21	7.750%	500,000	521,250

MEG Energy Corp.(a)
01/30/23	6.375%	143,000	149,077
03/15/21	6.500%	287,000	302,067

Newfield Exploration Co. Senior Unsecured
07/01/24	5.625%	2,953,000	3,204,005

Nexen, Inc. Senior Unsecured
05/15/37	6.400%	2,205,000	2,749,194
07/30/39	7.500%	3,100,000	4,340,589

Oasis Petroleum, Inc.
02/01/19	7.250%	160,000	168,800
11/01/21	6.500%	1,048,000	1,068,960
01/15/23	6.875%	223,000	228,575

PTTEP Canada International Finance Ltd(a)
06/12/42	6.350%	300,000	333,932

Plains Exploration & Production Co.
06/15/19	6.125%	625,000	659,375

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	160,000	180,800
10/01/22	5.375%	280,000	287,000

Range Resources Corp.
05/15/19	8.000%	246,000	271,830
08/15/22	5.000%	54,000	56,228

Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(a)
09/30/20	5.298%	1,490,645	1,675,112

SM Energy Co. Senior Unsecured
11/15/21	6.500%	115,000	120,175

SM Energy Co.(a) Senior Unsecured
01/01/23	6.500%	138,000	143,865

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SandRidge Energy, Inc.(a)
10/15/22	8.125%	650,000	679,250
02/15/23	7.500%	95,000	95,475

Talisman Energy, Inc. Senior Unsecured
05/15/42	5.500%	540,000	593,348

W&T Offshore, Inc.
06/15/19	8.500%	350,000	377,125

Whiting Petroleum Corp.
10/01/18	6.500%	13,000	13,991

Woodside Finance Ltd.(a)
05/10/21	4.600%	1,314,000	1,419,251

XTO Energy, Inc. Senior Unsecured
06/15/38	6.375%	2,000,000	3,031,004

Total			53,759,819

Integrated Energy 0.6%
BP Capital Markets PLC
03/11/21	4.742%	3,500,000	4,106,613

Conoco Funding Co.
10/15/31	7.250%	3,000,000	4,467,243

Husky Energy, Inc. Senior Unsecured
04/15/22	3.950%	3,000,000	3,186,789

Lone Pine Resources Canada Ltd.(a)
02/15/17	10.375%	200,000	174,500

Lukoil International Finance BV
11/09/20	6.125%	250,000	278,243

Lukoil International Finance BV(a)
11/09/20	6.125%	211,000	235,899

Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	4,325,000	5,276,435

Pacific Rubiales Energy Corp.(a)
12/12/21	7.250%	200,000	232,000

Shell International Finance BV
03/25/40	5.500%	2,583,000	3,443,255
08/21/22	2.375%	5,825,000	5,893,770

TNK-BP Finance SA
02/02/20	7.250%	150,000	178,500

Total			27,473,247

Life Insurance 1.9%
AXA SA Subordinated Notes
12/15/30	8.600%	1,000,000	1,144,544

Aflac, Inc. Senior Unsecured
12/17/39	6.900%	1,000,000	1,292,399

American International Group, Inc. Senior Unsecured
12/15/20	6.400%	3,000,000	3,565,113

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hartford Financial Services Group, Inc. Senior Unsecured
04/15/22	5.125%	1,000,000	1,074,756

ING Groep NV(b)
12/29/49	5.775%	4,871,000	4,310,835

ING U.S., Inc.(a)
07/15/22	5.500%	7,548,000	7,694,878

Lincoln National Corp. Senior Unsecured
06/15/40	7.000%	2,610,000	3,243,512

Lincoln National Corp.(b)
05/17/66	7.000%	2,350,000	2,350,000
04/20/67	6.050%	3,355,000	3,237,575

Massachusetts Mutual Life Insurance Co. Subordinated Notes(a)
06/01/39	8.875%	5,500,000	8,169,144

MetLife Capital Trust X(a)
04/08/38	9.250%	6,999,000	8,923,725

MetLife, Inc.
08/01/39	10.750%	4,671,000	6,831,338
Senior Unsecured
08/15/18	6.817%	3,000,000	3,751,140

Metropolitan Life Global Funding I(a) Secured
06/29/15	1.700%	2,000,000	2,033,540
Senior Secured
04/11/22	3.875%	4,000,000	4,373,000

Nationwide Mutual Insurance Co. Subordinated Notes(a)
08/15/39	9.375%	1,700,000	2,312,933

New York Life Insurance Co. Subordinated Notes(a)
11/15/39	6.750%	1,000,000	1,397,213

Northwestern Mutual Life Insurance Co. (The) Subordinated Notes(a)
03/30/40	6.063%	2,800,000	3,599,596

Prudential Financial, Inc. Senior Unsecured
12/01/17	6.000%	242,000	286,895
09/17/15	4.750%	6,000,000	6,588,144
12/14/36	5.700%	2,200,000	2,439,059

Prudential Financial, Inc.(b)
06/15/38	8.875%	7,024,000	8,569,280
09/15/42	5.875%	3,405,000	3,439,050

Total			90,627,669

Lodging 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	200,000	214,500

Host Hotels & Resorts LP Senior Unsecured
10/01/21	6.000%	300,000	339,000

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Marriott International, Inc. Senior Unsecured
03/01/19	3.000%	1,700,000	1,747,641

Wyndham Worldwide Corp. Senior Unsecured
03/01/22	4.250%	2,000,000	2,022,630

Total			4,323,771

Media Cable 0.9%
CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	322,000	318,780
04/30/20	8.125%	128,000	144,000
01/15/19	7.000%	5,786,000	6,292,275
01/31/22	6.625%	588,000	636,510

COX Communications, Inc. Senior Unsecured
06/01/13	4.625%	2,540,000	2,615,799

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	258,000	295,410
02/15/19	8.625%	44,000	51,480

CSC Holdings LLC(a) Senior Unsecured
11/15/21	6.750%	64,000	69,120

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	121,000	134,008

Comcast Corp.
07/15/22	3.125%	3,780,000	3,947,462
01/15/17	6.500%	4,700,000	5,690,849

DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	4,005,000	4,220,277
03/01/16	3.500%	4,965,000	5,303,484
03/01/41	6.375%	1,500,000	1,768,671
03/01/21	5.000%	1,291,000	1,451,063
03/15/17	2.400%	4,385,000	4,515,037

DISH DBS Corp.
06/01/21	6.750%	821,000	874,365

DISH DBS Corp.(a)
07/15/17	4.625%	200,000	202,500
07/15/22	5.875%	175,000	176,531

Time Warner Cable, Inc.
05/01/17	5.850%	1,220,000	1,445,783
04/01/19	8.250%	3,000,000	4,004,181

Videotron Ltee
07/15/22	5.000%	107,000	113,420

Virgin Media Finance PLC
08/15/16	9.500%	275,000	307,312

Total			44,578,317

Media Non-Cable 0.8%
AMC Networks, Inc.
07/15/21	7.750%	929,000	1,056,737

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	725,000	621,688

Clear Channel Worldwide Holdings Inc, Class A
03/15/20	7.625%	83,000	79,265

Clear Channel Worldwide Holdings Inc, Class B
03/15/20	7.625%	1,227,000	1,190,190

Crown Media Holdings, Inc.
07/15/19	10.500%	600,000	661,500

Cumulus Media Holdings, Inc.
05/01/19	7.750%	400,000	378,000

Discovery Communications LLC
06/01/20	5.050%	2,000,000	2,331,846

Entercom Radio LLC
12/01/19	10.500%	400,000	438,000

Entravision Communications Corp. Senior Secured
08/01/17	8.750%	474,000	508,365

Grupo Televisa SAB Senior Unsecured
03/18/25	6.625%	200,000	259,603
01/15/40	6.625%	200,000	258,289

Hughes Satellite Systems Corp.
06/15/21	7.625%	557,000	615,485
Senior Secured
06/15/19	6.500%	111,000	118,909

Intelsat Jackson Holdings SA
11/01/19	8.500%	2,400,000	2,652,000
06/15/16	11.250%	566,000	595,715

Intelsat Jackson Holdings SA(a)
10/15/20	7.250%	1,528,000	1,646,420

Lamar Media Corp.
02/01/22	5.875%	414,000	438,840

Moody’s Corp. Senior Unsecured
09/01/20	5.500%	800,000	890,821

NBCUniversal Media LLC Senior Unsecured
04/01/16	2.875%	1,760,000	1,863,583
04/30/20	5.150%	2,280,000	2,690,952

National CineMedia LLC Senior Secured(a)
04/15/22	6.000%	249,000	258,960

News America, Inc.
12/15/35	6.400%	2,190,000	2,707,184
08/15/20	5.650%	1,760,000	2,109,101
02/15/41	6.150%	4,030,000	4,950,960
01/09/38	6.750%	2,500,000	2,880,142

Nielsen Finance LLC/Co.
10/15/18	7.750%	899,000	1,011,375

Omnicom Group, Inc. Senior Unsecured
05/01/22	3.625%	1,000,000	1,048,417

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Pearson Funding Two PLC(a)
05/17/16	4.000%	1,200,000	1,285,715

SSI Investments II Ltd./Co-Issuer LLC
06/01/18	11.125%	700,000	787,500

Salem Communications Corp. Secured
12/15/16	9.625%	179,000	199,361

Townsquare Radio LLC/Inc.(a)
04/01/19	9.000%	500,000	528,750

Univision Communications, Inc.(a)
05/15/21	8.500%	196,000	198,450
Senior Secured
11/01/20	7.875%	487,000	521,090

XM Satellite Radio, Inc.(a)
11/01/18	7.625%	670,000	737,000

Total			38,520,213

Metals 0.9%
Alcoa, Inc. Senior Unsecured
04/15/21	5.400%	1,650,000	1,703,542

Allegheny Technologies, Inc. Senior Unsecured
06/01/19	9.375%	1,470,000	1,895,943

Alpha Natural Resources, Inc.
06/01/19	6.000%	294,000	265,335
06/01/21	6.250%	6,000	5,370

Anglo American Capital PLC(a)
04/03/17	2.625%	2,000,000	2,027,800

AngloGold Ashanti Holdings PLC
08/01/22	5.125%	800,000	817,604
04/15/40	6.500%	1,010,000	1,036,594

ArcelorMittal Senior Unsecured
10/15/39	7.250%	2,431,000	2,187,900
08/05/20	5.500%	5,000,000	4,812,500
03/01/41	7.000%	3,350,000	2,889,375

Arch Coal, Inc.
06/15/21	7.250%	194,000	175,085

Barrick Gold Corp. Senior Unsecured
04/01/19	6.950%	5,000,000	6,216,075

Bumi Investment Pte Ltd. Senior Secured
10/06/17	10.750%	350,000	327,250

CONSOL Energy, Inc.
04/01/20	8.250%	200,000	215,500

Calcipar SA Senior Secured(a)
05/01/18	6.875%	345,000	340,687

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	677,000	670,230

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gerdau Trade, Inc.(a)
01/30/21	5.750%	1,500,000	1,593,750

Hyundai Steel Co. Senior Unsecured(a)
04/21/16	4.625%	1,000,000	1,066,600

Inmet Mining Corp.(a)
06/01/20	8.750%	350,000	359,625

JMC Steel Group Senior Notes(a)
03/15/18	8.250%	293,000	299,593

Newmont Mining Corp.
10/01/19	5.125%	2,000,000	2,287,774

Nucor Corp. Senior Unsecured
06/01/18	5.850%	878,000	1,061,039

PT Berau Coal Energy Tbk(a)
03/13/17	7.250%	3,000,000	2,865,000

Peabody Energy Corp.(a)
11/15/21	6.250%	356,000	362,230

Penn Virginia Resource Partners LP/Finance Corp. II(a)
06/01/20	8.375%	300,000	305,250

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	392,000	401,800

Rio Tinto Finance USA Ltd
07/15/18	6.500%	1,580,000	1,956,040

Vale Overseas Ltd.
11/21/36	6.875%	250,000	293,908
01/11/22	4.375%	150,000	153,732

Volcan Cia Minera SAA Senior Unsecured(a)
02/02/22	5.375%	5,000,000	5,375,000

Total			43,968,131

Non-Captive Consumer 0.1%
Discover Financial Services(a)
04/27/22	5.200%	937,000	1,011,105

HSBC Finance Capital Trust IX(b)
11/30/35	5.911%	2,900,000	2,820,250

SLM Corp. Senior Unsecured
03/25/20	8.000%	427,000	483,577

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	383,000	313,103

Total			4,628,035

Non-Captive Diversified 1.1%
Ally Financial, Inc.
02/15/17	5.500%	210,000	218,423
02/12/15	8.300%	1,425,000	1,581,750
12/01/17	6.250%	325,000	351,165
03/15/20	8.000%	1,087,000	1,271,790

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CIT Group, Inc. Senior Unsecured
08/15/17	4.250%	146,000	148,061
08/15/22	5.000%	117,000	117,886
03/15/18	5.250%	1,449,000	1,510,583
05/15/17	5.000%	2,000,000	2,085,000
05/15/20	5.375%	230,000	239,488

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	118,000	129,210
Senior Unsecured
02/15/19	5.500%	736,000	769,120

General Electric Capital Corp. Senior Unsecured
01/14/38	5.875%	6,500,000	7,891,247
05/01/13	4.800%	15,000,000	15,425,550
01/08/20	5.500%	5,000,000	5,935,845

General Electric Capital Corp.(b)
12/15/49	7.125%	8,300,000	9,026,250

International Lease Finance Corp. Senior Unsecured
08/15/22	5.875%	575,000	578,558
09/01/17	8.875%	128,000	149,440
12/15/20	8.250%	938,000	1,098,527
03/15/17	8.750%	900,000	1,041,750

TransUnion Holding Co., Inc. Senior Unsecured PIK(a)
06/15/18	9.625%	625,000	678,125

Total			50,247,768

Oil Field Services 0.3%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	754,000	804,895

Basic Energy Services, Inc.
04/15/16	7.125%	625,000	625,000

Chesapeake Oilfield Operating Llc(a)
11/15/19	6.625%	275,000	264,000

Cie Generale de Geophysique — Veritas
06/01/21	6.500%	650,000	676,812

Forbes Energy Services Ltd.
06/15/19	9.000%	425,000	412,250

Green Field Energy Services, Inc. Senior Secured(a)
11/15/16	13.000%	327,000	294,300

Nabors Industries, Inc.
09/15/21	4.625%	2,000,000	2,131,030

Noble Holding International Ltd.
08/01/20	4.900%	1,400,000	1,561,675

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	536,000	592,280

Offshore Group Investments Ltd.(a) Senior Secured
08/01/15	11.500%	224,000	247,520

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Oil States International, Inc.
06/01/19	6.500%	187,000	198,688

PHI, Inc.
10/15/18	8.625%	475,000	491,625

SESI LLC
05/01/19	6.375%	250,000	265,000
12/15/21	7.125%	150,000	166,875

Weatherford International Ltd.
03/15/18	6.000%	1,000,000	1,141,519
03/15/38	7.000%	2,435,000	2,745,146
03/01/39	9.875%	940,000	1,340,411

Total			13,959,026

Other Financial Institutions —%
NASDAQ OMX Group, Inc. (The) Senior Unsecured
01/15/20	5.550%	600,000	642,470

TD Ameritrade Holding Corp.
12/01/14	4.150%	1,000,000	1,058,541

Total			1,701,011

Other Industry 0.2%
Belden, Inc.(a)
09/01/22	5.500%	250,000	250,000

Cleaver-Brooks, Inc. Senior Secured(a)
05/01/16	12.250%	500,000	531,250

Interline Brands, Inc.
11/15/18	7.000%	201,000	213,814

Isabelle Acquisition Sub, Inc. Senior Unsecured(a)
11/15/18	10.000%	375,000	395,625

Mueller Water Products, Inc.
06/01/17	7.375%	525,000	539,438

President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	235,000	300,244

President and Fellows of Harvard College(a)
01/15/39	6.500%	3,755,000	5,735,762

Rexel SA(a)
12/15/19	6.125%	625,000	640,625

SPL Logistics Escrow LLC/Finance Corp. Senior Secured(a)
08/01/20	8.875%	139,000	143,344

Total			8,750,102

Packaging 0.2%
Ardagh Packaging Finance PLC(a)
10/15/20	9.125%	600,000	627,000
Senior Secured
10/15/17	7.375%	120,000	128,700

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

BWay Parent Co., Inc. Senior Unsecured
11/01/15	10.125%	342,671	347,811

Berry Plastics Corp. Secured
05/15/18	9.500%	300,000	324,000
01/15/21	9.750%	276,000	305,670

Greif, Inc. Senior Unsecured
02/01/17	6.750%	163,000	177,263
08/01/19	7.750%	275,000	314,875

Packaging Dynamics Corp. Senior Secured(a)
02/01/16	8.750%	425,000	451,031

Reynolds Group Issuer, Inc./LLC
02/15/21	8.250%	2,000,000	1,965,000
08/15/19	9.875%	262,000	277,065
04/15/19	9.000%	157,000	159,551
Senior Secured
02/15/21	6.875%	697,000	754,503
08/15/19	7.875%	152,000	169,100

Sealed Air Corp.(a)
09/15/21	8.375%	761,000	856,125

Sonoco Products Co. Senior Unsecured
11/01/40	5.750%	1,000,000	1,177,441

Total			8,035,135

Paper 0.2%
Graphic Packaging International, Inc.
06/15/17	9.500%	425,000	468,563

International Paper Co. Senior Unsecured
08/15/21	7.500%	3,000,000	3,903,150

Longview Fibre Paper & Packaging, Inc. Senior Secured(a)
06/01/16	8.000%	325,000	336,375

Packaging Corp. of America Senior Unsecured
06/15/22	3.900%	600,000	620,676

Weyerhaeuser Co. Senior Unsecured
03/15/32	7.375%	1,630,000	1,964,958
10/01/19	7.375%	1,000,000	1,232,894

Total			8,526,616

Pharmaceuticals 0.3%
Abbott Laboratories Senior Unsecured
11/30/12	5.150%	3,000,000	3,033,339

Endo Health Solutions, Inc.
01/15/22	7.250%	125,000	135,781

Gilead Sciences, Inc. Senior Unsecured
04/01/21	4.500%	1,500,000	1,716,161

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Grifols, Inc.
02/01/18	8.250%	500,000	550,000

Johnson & Johnson Senior Unsecured
05/15/41	4.850%	2,918,000	3,760,908

Mylan, Inc.(a)
11/15/18	6.000%	282,000	301,740

Pfizer, Inc. Senior Unsecured
03/15/19	6.200%	3,000,000	3,838,530

Pharmaceutical Product Development, Inc. Senior Unsecured(a)
12/01/19	9.500%	680,000	758,200

Roche Holdings, Inc.(a)
03/01/19	6.000%	1,605,000	2,029,169

Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	114,000	122,835

Total			16,246,663

Property & Casualty 1.0%
ACE INA Holdings, Inc.
02/15/17	5.700%	2,100,000	2,493,914

Allstate Corp. (The) Senior Unsecured
08/15/14	5.000%	1,000,000	1,083,833

Berkshire Hathaway Finance Corp.
08/15/13	5.000%	4,770,000	4,977,514
05/15/42	4.400%	5,250,000	5,615,610

CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	102,000	109,207
11/15/19	7.350%	3,435,000	4,168,802

Chubb Corp. (The) Senior Unsecured
05/15/18	5.750%	1,000,000	1,236,789

Farmers Exchange Capital(a) Subordinated Notes
07/15/28	7.050%	1,465,000	1,766,422
07/15/48	7.200%	1,115,000	1,317,312

Farmers Insurance Exchange Subordinated Notes(a)
05/01/24	8.625%	1,075,000	1,466,295

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	4,585,000	4,795,305
05/01/42	6.500%	2,085,000	2,263,049
Senior Unsecured
03/15/35	6.500%	1,890,000	2,026,106

Liberty Mutual Group, Inc.(a)(b)
06/15/58	10.750%	3,975,000	5,555,062

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	6,845,000	8,447,045

Total			47,322,265

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Railroads 0.3%
BNSF Funding Trust I(b)
12/15/55	6.613%	4,702,000	5,125,180

CSX Corp. Senior Unsecured
05/30/42	4.750%	5,425,000	6,005,361

Canadian National Railway Co. Senior Unsecured
05/15/18	5.550%	1,000,000	1,199,820

Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	1,751,000	2,119,214
07/15/22	4.163%	1,000,000	1,135,593

Total			15,585,168

Refining 0.1%
Phillips 66(a)
04/01/22	4.300%	2,190,000	2,384,912

Valero Energy Corp.
03/15/19	9.375%	2,000,000	2,675,696

Total			5,060,608

REITs 1.4%
AvalonBay Communities, Inc. Senior Unsecured
03/15/17	5.700%	500,000	583,520

Boston Properties LP Senior Unsecured
05/15/21	4.125%	6,540,000	6,989,455
02/01/23	3.850%	3,350,000	3,504,335

Brandywine Operating Partnership LP
05/15/15	7.500%	959,000	1,080,531

Duke Realty LP
06/15/22	4.375%	1,970,000	2,057,856
Senior Unsecured
02/15/15	7.375%	1,146,000	1,287,873
08/15/19	8.250%	4,217,000	5,330,415

Essex Portfolio LP(a)
08/15/22	3.625%	4,650,000	4,616,543

Evergrande Real Estate Group Ltd.
01/27/15	13.000%	2,000,000	1,925,000

HCP, Inc. Senior Unsecured
02/01/19	3.750%	3,750,000	3,904,402
06/15/14	6.000%	2,400,000	2,560,937

Health Care REIT, Inc. Senior Unsecured
04/01/19	4.125%	2,000,000	2,103,276
09/15/17	4.700%	4,000,000	4,327,392

Healthcare Realty Trust, Inc. Senior Unsecured
01/17/17	6.500%	2,690,000	3,021,233

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

ProLogis LP
03/15/20	6.875%	2,500,000	3,004,080

SL Green Realty Corp./Operating Partnership/Reckson Senior Unsecured
08/15/18	5.000%	4,200,000	4,428,921

Simon Property Group LP Senior Unsecured
05/30/18	6.125%	3,500,000	4,238,969

UDR, Inc.
01/10/22	4.625%	1,000,000	1,098,254

Ventas Realty LP/Capital Corp.
04/30/19	4.000%	3,000,000	3,188,580

WCI Finance LLC/WEA LLC(a)
10/01/16	5.700%	903,000	1,018,494

WEA Finance LLC/WT Finance Australia Propriety Ltd.(a)
06/02/14	7.500%	940,000	1,029,954
09/02/15	5.750%	3,912,000	4,286,253

Total			65,586,273

Restaurants 0.2%
DineEquity, Inc.
10/30/18	9.500%	725,000	813,812

McDonald’s Corp. Senior Unsecured
05/20/21	3.625%	8,230,000	9,271,070

NPC International, Inc./Operating Co., Inc.
01/15/20	10.500%	375,000	427,500

Seminole Hard Rock Entertainment, Inc. Senior Secured(a)(b)
03/15/14	2.968%	550,000	542,438

Total			11,054,820

Retailers 0.6%
99 Cents Only Stores(a)
12/15/19	11.000%	128,000	143,360

Academy Ltd./Finance Corp.(a)
08/01/19	9.250%	425,000	465,375

AutoNation, Inc.
02/01/20	5.500%	110,000	116,738

Best Buy Co., Inc. Senior Unsecured
03/15/21	5.500%	428,000	387,496

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	195,000	210,113

CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	2,990,000	3,595,203

Gymboree Corp.
12/01/18	9.125%	500,000	475,000

Home Depot, Inc. (The) Senior Unsecured
04/01/41	5.950%	1,300,000	1,779,769

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Jo-Ann Stores, Inc. Senior Unsecured(a)
03/15/19	8.125%	943,000	958,324

Limited Brands, Inc.
04/01/21	6.625%	371,000	415,520
02/15/22	5.625%	350,000	368,375

Macy’s Retail Holdings, Inc.
07/15/27	6.790%	6,640,000	7,399,350
01/15/42	5.125%	2,550,000	2,824,933

Michaels Stores, Inc.
11/01/18	7.750%	700,000	745,500

Party City Holdings, Inc. Senior Notes(a)
08/01/20	8.875%	325,000	343,687

Penske Automotive Group, Inc.(a)
10/01/22	5.750%	171,000	174,420

Petco Animal Supplies, Inc.(a)
12/01/18	9.250%	600,000	667,500

QVC, Inc.(a) Senior Secured
10/01/19	7.500%	117,000	128,846
10/15/20	7.375%	176,000	192,280

Rite Aid Corp.
03/15/20	9.250%	209,000	214,748
Senior Secured
08/15/20	8.000%	219,000	246,375
Senior Unsecured
02/15/27	7.700%	210,000	175,875

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	335,000	360,544
11/15/19	6.875%	730,000	815,775

Sonic Automotive, Inc.(a)
07/15/22	7.000%	86,000	91,698

Wal-Mart Stores, Inc. Senior Unsecured
04/15/38	6.200%	2,000,000	2,824,028

YCC Holdings LLC/Yankee Finance, Inc. Senior Unsecured
02/15/16	10.250%	325,000	338,406

Yankee Candle Co., Inc. (The)
02/15/17	9.750%	625,000	653,906

Total			27,113,144

Supermarkets 0.2%
Kroger Co. (The)
12/15/18	6.800%	7,884,000	9,668,480
Senior Unsecured
01/15/17	2.200%	505,000	512,236

Total			10,180,716

Technology 1.2%
Adobe Systems, Inc. Senior Unsecured
02/01/15	3.250%	2,000,000	2,109,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Advanced Micro Devices, Inc. Senior Unsecured
12/15/17	8.125%	475,000	498,750

Allen Systems Group, Inc. Secured(a)
11/15/16	10.500%	525,000	307,125

Alliance Data Systems Corp.(a)
04/01/20	6.375%	137,000	142,994

Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%	420,000	437,850

Anixter, Inc.
05/01/19	5.625%	701,000	732,545

Aspect Software, Inc. Secured
05/15/17	10.625%	500,000	520,000

Audatex North America, Inc.(a)
06/15/18	6.750%	625,000	670,312

BMC Software, Inc. Senior Unsecured
02/15/22	4.250%	1,700,000	1,731,503

Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	115,000	119,600
01/15/20	6.875%	188,000	203,040

CDW LLC/Finance Corp.
04/01/19	8.500%	1,076,000	1,175,530
Senior Secured
12/15/18	8.000%	327,000	362,970

Cisco Systems, Inc. Senior Unsecured
02/22/16	5.500%	5,000,000	5,823,125

CommScope, Inc.(a)
01/15/19	8.250%	625,000	669,531

Compucom Systems, Inc. Senior Subordinated Notes(a)
10/01/15	12.500%	475,000	489,250

CoreLogic, Inc.
06/01/21	7.250%	425,000	454,750

Corning, Inc. Senior Unsecured
03/15/42	4.750%	600,000	650,505

Epicor Software Corp.
05/01/19	8.625%	625,000	643,750

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	327,000	367,058

First Data Corp.
01/15/21	12.625%	539,000	545,737

First Data Corp.(a) Secured
01/15/22	8.750%	1,075,000	1,072,312

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Secured
08/15/20	8.875%	307,000	334,630
11/01/20	6.750%	517,000	510,537

Freescale Semiconductor, Inc.
08/01/20	10.750%	300,000	321,000

Freescale Semiconductor, Inc.(a) Senior Secured
04/15/18	9.250%	593,000	641,922

GXS Worldwide, Inc. Senior Secured
06/15/15	9.750%	350,000	361,375

Hewlett-Packard Co. Senior Unsecured
06/02/14	4.750%	1,800,000	1,899,106
09/15/41	6.000%	1,563,000	1,629,818
12/09/21	4.650%	1,870,000	1,914,843
09/15/17	2.600%	4,800,000	4,751,712

Infor U.S., Inc. Senior Notes(a)
07/15/18	11.500%	875,000	997,500

Ingram Micro, Inc. Senior Unsecured
08/10/22	5.000%	1,030,000	1,046,844

International Business Machines Corp. Senior Unsecured
09/14/17	5.700%	2,950,000	3,613,520

Iron Mountain, Inc.
10/01/19	7.750%	400,000	448,000

Juniper Networks, Inc. Senior Unsecured
03/15/41	5.950%	500,000	565,395

KLA-Tencor Corp. Senior Unsecured
05/01/18	6.900%	1,450,000	1,743,115

Kemet Corp. Senior Secured
05/01/18	10.500%	600,000	600,750

Lender Processing Services, Inc,
07/01/16	8.125%	625,000	651,953

MMI International Ltd. Senior Secured(a)
03/01/17	8.000%	200,000	206,000

Maxim Integrated Products, Inc. Senior Unsecured
06/14/13	3.450%	650,000	663,870

NXP BV/Funding LLC Senior Secured(a)
08/01/18	9.750%	367,000	422,050

Nuance Communications, Inc.(a)
08/15/20	5.375%	296,000	301,550

Oracle Corp. Senior Unsecured
01/15/16	5.250%	1,000,000	1,151,257

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Seagate Technology HDD Holdings
10/01/16	6.800%	450,000	496,125

Serena Software, Inc.
03/15/16	10.375%	250,000	257,500

Sitel LLC/Finance Corp.
04/01/18	11.500%	325,000	241,313

Sophia LP/Finance, Inc.(a)
01/15/19	9.750%	600,000	645,000

Spansion LLC
11/15/17	7.875%	525,000	511,875

Stream Global Services, Inc. Senior Secured
10/01/14	11.250%	275,000	281,875

SunGard Data Systems, Inc.
08/15/15	10.250%	625,000	639,844

Syniverse Holdings, Inc.
01/15/19	9.125%	575,000	621,000

Telefonaktiebolaget LM Ericsson Senior Unsecured
05/15/22	4.125%	1,770,000	1,799,836

Tyco Electronics Group SA
01/15/14	5.950%	1,000,000	1,066,631

Viasystems, Inc. Senior Secured(a)
05/01/19	7.875%	500,000	491,250

Xerox Corp. Senior Unsecured
03/15/17	2.950%	3,000,000	3,072,156

iGATE Corp.
05/01/16	9.000%	425,000	460,062

Total			55,088,801

Tobacco 0.1%
Altria Group, Inc.
08/06/19	9.250%	2,000,000	2,850,648

Lorillard Tobacco Co.
08/04/41	7.000%	1,000,000	1,199,784

Philip Morris International, Inc. Senior Unsecured
05/16/18	5.650%	2,000,000	2,444,498

Total			6,494,930

Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	262,000	282,960

ERAC U.S.A. Finance LLC(a)
10/15/37	7.000%	2,438,000	3,082,678
01/10/14	2.250%	1,800,000	1,819,136

ERAC USA Finance LLC(a)
03/15/17	2.750%	800,000	824,570

Hertz Corp. (The)
10/15/18	7.500%	239,000	257,821

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

01/15/21	7.375%	104,000	113,100
04/15/19	6.750%	275,000	288,750

Penske Truck Leasing Co. LP/Finance Corp.(a)
05/11/17	3.750%	2,250,000	2,282,171

Total			8,951,186

Wireless 0.6%
America Movil SAB de CV
01/15/15	5.750%	800,000	889,472
10/16/19	5.000%	400,000	463,019
Senior Unsecured
07/16/22	3.125%	320,000	328,011

American Tower Corp. Senior Unsecured
01/15/18	4.500%	1,000,000	1,094,120

AT&T Wireless Services, Inc. Senior Unsecured
03/01/31	8.750%	2,000,000	3,191,054

CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a)
05/01/17	7.750%	334,000	359,050

Cricket Communications, Inc.
10/15/20	7.750%	134,000	129,980

Digicel Group Ltd. Senior Unsecured(a)
01/15/15	9.125%	950,000	959,500

MetroPCS Wireless, Inc.
09/01/18	7.875%	158,000	169,455
11/15/20	6.625%	575,000	595,125

NII Capital Corp.
04/01/21	7.625%	176,000	135,960

Rogers Communications, Inc.
08/15/18	6.800%	1,200,000	1,504,920

SBA Telecommunications, Inc.
08/15/19	8.250%	247,000	274,170

SBA Telecommunications, Inc.(a)
07/15/20	5.750%	678,000	708,510

Sprint Capital Corp.
05/01/19	6.900%	1,150,000	1,177,312
11/15/28	6.875%	125,000	113,125

Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	556,000	611,600
11/15/21	11.500%	193,000	241,250
08/15/20	7.000%	268,000	274,030
04/15/22	9.250%	2,650,000	2,987,875

Sprint Nextel Corp.(a)
11/15/18	9.000%	768,000	905,280
03/01/20	7.000%	797,000	872,715

Telemovil Finance Co., Ltd.
10/01/17	8.000%	250,000	261,250

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	4,064,000	4,244,263

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

VimpelCom Holdings BV
03/01/22	7.504%	2,720,000	2,760,800

Vodafone Group PLC Senior Unsecured
02/27/17	5.625%	1,000,000	1,185,702

Wind Acquisition Finance SA Senior Secured(a)
02/15/18	7.250%	248,000	227,540

Total			26,665,088

Wirelines 1.2%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	3,304,000	4,434,857
09/15/14	5.100%	2,500,000	2,723,545

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	7,667,000	8,556,610

Deutsche Telekom International Finance BV
07/08/14	4.875%	2,000,000	2,120,886

Embarq Corp. Senior Unsecured
06/01/36	7.995%	4,470,000	4,943,301

Frontier Communications Corp. Senior Unsecured
04/15/15	7.875%	101,000	112,363
04/15/20	8.500%	107,000	119,305
04/15/22	8.750%	121,000	134,915
01/15/23	7.125%	183,000	186,202

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	215,000	219,300

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	315,000	351,225

Level 3 Communications, Inc.(a) Senior Unsecured
06/01/19	8.875%	223,000	227,460

Level 3 Financing, Inc.
02/15/17	8.750%	137,000	142,994
02/01/18	10.000%	123,000	134,993
04/01/19	9.375%	358,000	392,010
07/01/19	8.125%	762,000	798,195

PAETEC Holding Corp.
12/01/18	9.875%	388,000	439,410
Senior Secured
06/30/17	8.875%	250,000	270,625

Telecom Italia Capital SA
09/30/14	4.950%	5,694,000	5,779,410
10/01/15	5.250%	905,000	918,575
07/18/36	7.200%	7,228,000	6,505,200

Telefonica Emisiones SAU
06/20/16	6.421%	1,925,000	1,968,312
02/04/13	5.855%	2,000,000	2,025,000

Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

07/03/17	6.221%	1,240,000	1,261,700
04/27/20	5.134%	1,960,000	1,790,950
02/16/21	5.462%	1,500,000	1,387,686

Verizon Communications, Inc. Senior Unsecured
04/15/18	6.100%	4,000,000	4,996,848

Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	3,338,000	4,351,510

Zayo Group LLC/Inc.(a)
07/01/20	10.125%	253,000	271,342
Senior Secured
01/01/20	8.125%	250,000	265,625

tw telecom holdings, inc.
03/01/18	8.000%	249,000	276,390

Total			58,106,744

Total Corporate Bonds & Notes (Cost: $1,471,502,510)			1,513,376,737

Convertible Bonds 0.1%
Health Care 0.1%
NYU Hospitals Center Secured
07/01/42	4.428%	4,000,000	4,112,640

Total Convertible Bonds (Cost: $4,000,000)			4,112,640

Residential Mortgage-Backed Securities — Agency 9.6%
Federal Home Loan Mortgage Corp.(b)(e)(f)(g) CMO IO Series 3517 Class JI
12/15/12	0.017%	1,682,751	—

Federal Home Loan Mortgage Corp.(b)(f) CMO Series 3085 Class FV
08/15/35	0.940%	9,093,341	9,161,274

Federal Home Loan Mortgage Corp.(b)(f)(g) CMO IO Series 3404 Class AS
01/15/38	5.656%	18,109,902	2,387,407

Federal Home Loan Mortgage Corp.(c)(f)
10/01/27	2.500%	10,000,000	10,353,120

Federal Home Loan Mortgage Corp.(f)
01/01/17 - 02/01/25	8.000%	77,693	93,502
03/01/17 - 08/01/22	8.500%	28,537	34,002
04/01/21	9.000%	4,807	5,440
07/01/25	4.000%	858,426	914,845
11/01/25	3.500%	5,259,272	5,567,806
10/01/28 - 07/01/32	7.000%	868,722	1,026,902
10/01/31 - 07/01/37	6.000%	3,055,462	3,423,682
04/01/33 - 06/01/33	5.500%	2,258,081	2,522,133
01/01/39	5.000%	4,875,782	5,288,380
06/01/40 - 06/01/41	4.500%	13,544,247	14,831,778

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 204048 Class AZ
03/15/42	4.000%	3,303,363	3,355,899

Federal National Mortgage Association(b)(f) CMO Series 2003-134 Class FC
12/25/32	0.836%	10,961,484	11,055,636
CMO Series 2003-90 Class SL
03/25/31	16.092%	2,203,712	2,467,679
CMO Series 2007-W7 Class 1A4
07/25/37	37.767%	1,381,248	2,812,546
CMO Series 2012-1 Class FA
02/25/42	0.736%	9,236,924	9,259,919

Federal National Mortgage Association(c)(f)
09/01/27 - 09/01/42	3.000%	33,440,000	34,715,027
09/01/27 - 09/01/42	3.500%	61,670,000	65,382,802
10/01/27	2.500%	34,060,000	35,315,962
09/01/42	4.000%	13,000,000	13,936,406

Federal National Mortgage Association(f)
04/01/23	8.500%	31,348	35,395
05/01/24 - 09/01/39	6.000%	19,358,203	21,609,512
06/01/24	9.000%	33,002	38,728
02/01/25 - 08/01/27	8.000%	127,314	154,828
03/01/26 - 07/01/38	7.000%	2,618,943	3,099,612
04/01/27 - 06/01/32	7.500%	280,050	338,689
12/01/28 - 04/01/36	5.500%	12,910,957	14,349,411
08/01/40 - 05/01/41	5.000%	12,367,403	13,664,980
09/01/40 - 12/01/41	4.000%	78,337,237	85,220,610
10/01/40 - 07/01/41	4.500%	27,754,828	30,247,382
03/01/41	3.500%	2,016,202	2,138,708
CMO Series 2009-111 Class DA
12/25/39	5.000%	5,030,514	5,399,271

Federal National Mortgage Association(f)(g) CMO IO Series 2003-71 Class IM
12/25/31	5.500%	347,925	32,063
CMO IO Series 2004-84 Class GI
12/25/22	5.000%	17,155	168

Federal National Mortgage Association(f)(i) CMO PO STRIPS Series 43 Class 1
09/01/18	0.000%	1,571	1,497

Federal National Mortgage Association(f)(j)
07/01/36	5.500%	7,104,381	7,847,727

Government National Mortgage Association(c)(f)
09/01/42	3.500%	19,970,000	21,586,324

Government National Mortgage Association(f)
06/15/41	4.500%	12,006,064	13,304,763

Total Residential Mortgage-Backed Securities —Agency (Cost: $449,208,757)			452,981,815

Residential Mortgage-Backed Securities — Non-Agency 3.2%
American General Mortgage Loan Trust(a)(b)(f) CMO Series 2009-1 Class A7
09/25/48	5.750%	4,495,236	4,596,410
CMO Series 2010-1A Class A1
03/25/58	5.150%	566,024	571,548

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American Home Mortgage Investment Trust CMO Series 2007-1 Class GA1C(b)(f)
05/25/47	0.426%	9,297,429	5,094,749

BCAP LLC(f)
08/15/42	1.000%	1,959,000	1,802,280

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(a)(f)
08/27/37	6.000%	1,139,239	1,196,274

Banc of America Funding Corp. CMO Series 2006-D Class 3A1(b)(f)
05/20/36	3.108%	6,093,651	4,696,767

Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2007-1 Class 2A1(b)(d)(f)
02/25/47	2.776%	4,962,144	3,202,444

Citigroup Mortgage Loan Trust, Inc. CMO Series 2005-8 Class 1A1A(b)(f)
10/25/35	2.811%	4,938,216	3,752,926

Citigroup Mortgage Loan Trust, Inc CMO Series 2012-7 Class 12A1(a)(b)(f)
03/25/36	2.616%	1,487,075	1,497,299

Countrywide Home Loan Mortgage Pass-Through Trust(b)(f) CMO Series 2005-HYB5 Class 4A1
09/20/35	4.935%	1,013,791	854,181
CMO Series 2007-HY5 Class 1A1
09/25/47	3.537%	2,378,357	1,671,987

Credit Suisse Mortgage Capital Certificates(a)(b)(f) CMO Series 2009-12R Class 30A1
12/27/36	6.109%	187,775	188,100
CMO Series 2010-11R Class A1
06/28/47	1.234%	162,409	162,192
CMO Series 2010-12R Class 13A1
12/26/37	4.250%	1,557,362	1,555,788
CMO Series 2011-16R Class 7A3
12/27/36	3.500%	1,286,036	1,273,379
CMO Series 2011-17R Class 2A1
12/27/37	3.400%	1,411,876	1,446,811
CMO Series 2012-4R Class 8A1
06/27/47	2.790%	1,521,460	1,513,532

Downey Savings & Loan Association Mortgage Loan Trust(b)(f) CMO Series 2005-AR6 Class 2A1A
10/19/45	0.527%	4,415,074	3,195,326
CMO Series 2006-AR2 Class 2A1A
10/19/36	0.437%	4,539,152	3,124,434

First Horizon Asset Securities, Inc. CMO Series 2007-AR1 Class 1A1(b)(d)(f)
05/25/37	2.563%	1,511,283	970,534

GSR Mortgage Loan Trust CMO Series 2006-AR2 Class 2A1(b)(f)
04/25/36	2.917%	4,825,403	4,104,053

HSBC Asset Loan Obligation CMO Series 2007-AR1 Class 2A1(b)(d)(f)
01/25/37	2.820%	5,329,243	3,374,024

Indymac Index Mortgage Loan Trust(b)(d)(f) CMO Series 2006-AR3 Class 1A1
12/25/36	2.782%	4,452,039	3,103,378

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2007-AR15 Class 2A1
08/25/37	4.749%	6,818,879	5,077,269

JPMorgan Alternative Loan Trust CMO Series 2006-A4 Class A1(b)(f)
09/25/36	5.950%	462,505	468,004

Jefferies & Co., Inc. CMO Series 2010-R7 Class 7A4(a)(b)(f)
10/26/36	3.250%	1,366,393	1,363,487

Lehman XS Trust(b)(f) Series 2005-4 Class 1A3
10/25/35	0.636%	5,012,462	4,236,353
Series 2005-5N Class 3A1A
11/25/35	0.536%	6,860,469	5,019,147

Lehman XS Trust(d)(f) CMO Series 2007-10H Class 2A2
07/25/37	7.500%	4,269,663	2,793,085

MASTR Adjustable Rate Mortgages Trust(b)(f) CMO Series 2004-13 Class 3A7
11/21/34	2.623%	750,000	754,627
CMO Series 2006-OA1 Class 1A1
04/25/46	0.446%	3,504,663	2,154,877

MortgageIT Trust CMO Series 2005-5 Class A1(b)(f)
12/25/35	0.496%	4,518,793	3,329,980

Nomura Asset Acceptance Corp.(b)(f) CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	158,723	146,710
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	1,005,247	929,084

Nomura Resecuritization Trust(a)(c)(f)
03/26/27	5.500%	2,191,000	2,026,675

RALI Trust(b)(f) CMO Series 2005-QA4 Class A41
04/25/35	3.321%	3,677,419	3,236,272
CMO Series 2006-QO9 Class 1A4A
12/25/46	0.406%	4,569,591	3,187,011

RALI Trust(b)(f)(g) CMO IO Series 2006-QS18 Class 1AV
12/25/36	0.405%	127,076,486	1,993,068
CMO IO Series 2006-QS9 Class 1AV
07/25/36	0.583%	64,538,622	1,546,539
CMO IO Series 2007-QS1 Class 2AV
01/25/37	0.172%	132,047,461	885,378

RFMSI Trust(b)(d)(f) CMO Series 2006-SA4 Class 2A1
11/25/36	3.757%	1,222,412	938,863

RFMSI Trust(b)(f) CMO Series 2005-SA5 Class 1A
11/25/35	3.135%	4,065,079	2,759,039

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(f)
09/25/57	2.667%	1,578,847	1,601,816

Structured Adjustable Rate Mortgage Loan Trust(b)(d)(f) CMO Series 2007-4 Class 1A1
05/25/37	0.476%	6,960,226	3,621,593

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Structured Adjustable Rate Mortgage Loan Trust(b)(f) CMO Series 2004-20 Class 1A2
01/25/35	2.827%	2,201,243	1,777,411
CMO Series 2007-5 Class 2A1
06/25/37	5.085%	3,633,321	3,132,695

Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(b)(f)
12/25/34	4.740%	520,867	527,549

VOLT LLC Series 2012-RP2A Class A1(a)(f)
06/26/17	4.704%	1,295,923	1,299,292

WaMu Mortgage Pass-Through Certificates(b)(f) CMO Series 2005-AR11 Class A1A
08/25/45	0.556%	1,001,232	892,104
CMO Series 2005-AR15 Class A1A2
11/25/45	0.516%	4,137,305	3,313,692
CMO Series 2005-AR17 Class A1A1
12/25/45	0.506%	295,294	253,024
CMO Series 2005-AR19 Class A1A2
12/25/45	0.526%	965,230	824,461
CMO Series 2005-AR2 Class 2A1A
01/25/45	0.546%	2,816,470	2,552,350
CMO Series 2005-AR8 Class 2A1A
07/25/45	0.526%	3,855,347	3,424,828
CMO Series 2005-AR9 Class A1A
07/25/45	0.556%	3,868,051	3,454,637
CMO Series 2006-AR4 Class 1A1A
05/25/46	1.088%	5,887,544	4,894,033
CMO Series 2006-AR5 Class A12A
06/25/46	1.128%	1,750,905	1,426,210
CMO Series 2007-HY1 Class 4A1
02/25/37	2.706%	4,496,233	3,499,220
CMO Series 2007-HY3 Class 1A1
03/25/37	2.608%	2,122,858	1,442,607
CMO Series 2007-OA5 Class 1A
06/25/47	0.898%	6,990,997	5,097,583

Washington Mutual Alternative Mortgage Pass-Through Certificates(b)(d)(f) CMO Series 2006-AR8 Class 2A
10/25/46	0.997%	6,612,553	3,144,705

Washington Mutual Alternative Mortgage Pass-Through Certificates(b)(f) CMO Series 2007-OA3 Class 5A
04/25/47	2.368%	3,699,259	2,370,470
CMO Series 2007-OC2 Class A3
06/25/37	0.546%	8,306,655	5,029,954

Wells Fargo Mortgage-Backed Securities Trust(b)(f) CMO Series 2006-AR17 Class A1
10/25/36	2.612%	3,179,554	2,603,797

Wells Fargo Mortgage-Backed Securities Trust(f) CMO Series 2005-2 Class 1A2
04/25/35	8.000%	134,103	134,846

Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $144,510,625)			152,112,761

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banc of America Commercial Mortgage, Inc. Series 2005-6 Class A4(b)(f)
09/10/47	5.366%	4,450,000	4,997,488

Banc of America Merrill Lynch Commercial Mortgage, Inc.(b)(f) Series 2007-4 Class AM
02/10/51	5.987%	2,300,000	2,376,611

Banc of America Merrill Lynch Commercial Mortgage, Inc.(f) Series 2005-3 Class A3A
07/10/43	4.621%	3,736,000	3,805,781
Series 2005-3 Class A4
07/10/43	4.668%	7,599,000	8,335,206
Series 2005-4 Class A5A
07/10/45	4.933%	4,140,000	4,568,805

Bear Stearns Commercial Mortgage Securities(b)(f) Series 2005-T18 Class A4
02/13/42	4.933%	2,886,823	3,154,885
Series 2005-T20 Class A4A
10/12/42	5.297%	2,437,000	2,732,330
Series 2007-PW16 Class AM
06/11/40	5.906%	2,300,000	2,488,292

Bear Stearns Commercial Mortgage Securities(f) Series 2003-T10 Class A2
03/13/40	4.740%	2,777,221	2,809,828
Series 2006-PW14 Class A4
12/11/38	5.201%	6,712,000	7,704,396

Citigroup Commercial Mortgage Trust(f) Series 2005-C3 Class A4
05/15/43	4.860%	4,183,000	4,546,214
Series 2006-C5 Class A4
10/15/49	5.431%	7,103,000	8,132,843

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(f) Series 2005-CD1 Class A4
07/15/44	5.393%	3,080,000	3,442,245

Citigroup/Deutsche Bank Commercial Mortgage Trust(f) Series 2006-CD3 Class A5
10/15/48	5.617%	4,715,000	5,402,588
Series 2007-CD4 Class A4
12/11/49	5.322%	7,589,000	8,537,315

Commercial Mortgage Pass-Through Certificates(b)(f) Series 2005-C6 Class A5A
06/10/44	5.116%	4,635,000	5,155,650

Commercial Mortgage Pass-Through Certificates(f) Series 2003-LB1A Class A2
06/10/38	4.084%	4,646,672	4,712,302
Series 2012-LC4 Class AM
12/10/44	4.063%	3,500,000	3,723,328

Credit Suisse First Boston Mortgage Securities Corp.(b)(f) Series 2004-C1 Class A4
01/15/37	4.750%	2,915,250	3,040,477
Series 2005-C6 Class A4
12/15/40	5.230%	4,984,000	5,532,748

Credit Suisse First Boston Mortgage Securities Corp.(f) Series 2004-C2 Class A1
05/15/36	3.819%	143,988	147,065

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Credit Suisse Mortgage Capital Certificates(b)(f) Series 2006-C3 Class A3
06/15/38	6.006%	2,590,000	2,978,420

Credit Suisse Mortgage Capital Certificates(f) Series 2006-C4 Class AAB
09/15/39	5.439%	1,026,360	1,039,376

DBUBS Mortgage Trust Series 2011-LC3A Class A2(f)
08/10/44	3.642%	5,200,000	5,668,385

GE Capital Commercial Mortgage Corp.(b)(f) Series 2005-C1 Class A5
06/10/48	4.772%	651,000	705,513

GE Capital Commercial Mortgage Corp.(f) Series 2003-C1 Class A4
01/10/38	4.819%	285,905	288,874

GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Class A4(f)
04/10/40	5.023%	1,262,000	1,308,834

GS Mortgage Securities Corp. II(f) Series 2005-GG4 Class A4A
07/10/39	4.751%	11,780,000	12,796,261
Series 2011-GC5 Class A4
08/10/44	3.707%	5,000,000	5,459,830
Series 2012-GCJ7 Class A2
05/10/45	2.318%	890,000	931,143

General Electric Capital Assurance Co.(a)(b)(f) Series 2003-1 Class A4
05/12/35	5.254%	1,691,969	1,798,446
Series 2003-1 Class A5
05/12/35	5.743%	1,704,000	2,072,592

Greenwich Capital Commercial Funding Corp. Series 2003-C2 Class A3(f)
01/05/36	4.533%	149,727	149,713

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(f) Series 2003-CB6 Class A2
07/12/37	5.255%	7,506,000	7,729,386
Series 2005-CB11 Class A4
08/12/37	5.335%	2,500,000	2,756,647
Series 2005-LDP3 Class ASB
08/15/42	4.893%	2,277,437	2,391,252
Series 2005-LDP4 Class A4
10/15/42	4.918%	3,411,000	3,733,899
Series 2005-LDP5 Class A4
12/15/44	5.361%	5,199,000	5,845,364
Series 2006-LDP6 Class ASB
04/15/43	5.490%	2,779,905	2,930,410
Series 2007-CB19 Class A4
02/12/49	5.920%	10,450,000	12,142,785
Series 2007-CB19 Class AM
02/12/49	5.920%	2,300,000	2,357,548

JPMorgan Chase Commercial Mortgage Securities Corp.(f) Series 2003-C1 Class A2
01/12/37	4.985%	942,513	950,825
Series 2003-LN1 Class A1
10/15/37	4.134%	148,693	150,519

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2004-LN2 Class A1
07/15/41	4.475%	773,745	776,257
Series 2005-CB12 Class A4
09/12/37	4.895%	4,650,000	5,131,056
Series 2005-LDP2 Class A3
07/15/42	4.697%	830,674	836,152
Series 2006-LDP8 Class A4
05/15/45	5.399%	5,340,000	6,139,040

LB-UBS Commercial Mortgage Trust(b)(f) Series 2004-C6 Class A6
08/15/29	5.020%	1,181,000	1,258,213
Series 2007-C7 Class A3
09/15/45	5.866%	10,918,000	12,882,833

LB-UBS Commercial Mortgage Trust(f) Series 2003-C3 ClassA4
05/15/32	4.166%	4,672,000	4,751,471
Series 2004-C2 Class A3
03/15/29	3.973%	547,339	554,544
Series 2005-C3 Class A5
07/15/30	4.739%	3,014,000	3,285,628
Series 2006-C1 Class A4
02/15/31	5.156%	2,687,000	3,006,065
Series 2007-C2 Class A3
02/15/40	5.430%	3,785,000	4,296,107

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4(b)(f)
03/12/51	5.485%	2,100,000	2,337,344

Morgan Stanley Capital I, Inc.(b)(f) Series 2006-HQ9 Class A4
07/12/44	5.731%	4,500,000	5,167,269
Series 2006-T23 Class A4
08/12/41	5.987%	5,365,000	6,266,776
Series 2007-IQ14 Class A4
04/15/49	5.692%	7,400,000	8,350,907
Series 2007-IQ15 Class A4
06/11/49	6.076%	10,535,000	12,198,550
Series 2007-IQ16 Class AM
12/12/49	6.305%	6,000,000	6,621,504

Morgan Stanley Capital I, Inc.(f) Series 2003-IQ6 Class A4
12/15/41	4.970%	1,788,000	1,863,100
Series 2006-IQ12 Class A4
12/15/43	5.332%	3,044,000	3,510,502
Series 2007-IQ16 Class A4
12/12/49	5.809%	2,100,000	2,473,697
Series 2012-C4 Class AS
03/15/45	3.773%	4,000,000	4,121,720

Morgan Stanley Capital I Series 2007-T27 Class A4(b)(f)
06/11/42	5.823%	4,589,000	5,391,433

Morgan Stanley Dean Witter Capital I Series 2002-IQ3 Class A4(f)
09/15/37	5.080%	492,753	493,256

Morgan Stanley Reremic Trust(a)(b)(f) Series 2009-GG10 Class A4A
08/12/45	5.983%	6,362,000	7,412,131

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2010-GG10 Class A4A
08/15/45	5.983%	7,733,000	9,009,432

S2 Hospitality LLC Series 2012-LV1 Class A(a)(f)
04/15/25	4.500%	1,047,103	1,051,991

TIAA Seasoned Commercial Mortgage Trust(b)(f) Series 2007-C4 Class A2
08/15/39	5.303%	41,451	41,491
Series 2007-C4 Class A3
08/15/39	5.584%	5,751,000	6,118,481

UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class AS(a)(f)
01/10/45	5.154%	3,600,000	4,074,674

WF-RBS Commercial Mortgage Trust(f) Series 2011-C5 Class A4
11/15/44	3.667%	4,885,000	5,303,605
Series 2012-C6 Class AS
04/15/45	3.835%	5,500,000	5,822,960
Series 2012-C7 Class A2
06/15/45	3.431%	4,100,000	4,360,345
Series 2012-C8 Class A3
08/15/45	3.001%	2,880,000	2,970,084

Wachovia Bank Commercial Mortgage Trust(b)(f) Series 2003-C9 Class A4
12/15/35	5.012%	1,665,000	1,732,326
Series 2004-C12 Class A4
07/15/41	5.489%	4,770,000	5,091,317
Series 2005-C20 Class A7
07/15/42	5.118%	4,705,000	5,220,000
Series 2006-C24 Class A3
03/15/45	5.558%	2,547,000	2,873,877

Wachovia Bank Commercial Mortgage Trust(f) Series 2002-C2 Class A4
11/15/34	4.980%	59,997	59,962
Series 2003-C3 Class A2
02/15/35	4.867%	3,983,934	4,015,487
Series 2003-C5 Class A2
06/15/35	3.989%	96,966	98,324
Series 2005-C16 Class A2
10/15/41	4.380%	91,114	91,065
Series 2005-C18 Class A4
04/15/42	4.935%	2,226,000	2,436,424
Series 2006-C29 Class A4
11/15/48	5.308%	1,332,000	1,532,672

Total Commercial Mortgage-Backed Securities —Non-Agency (Cost: $337,499,390)			342,562,491

Asset-Backed Securities — Non-Agency 3.0%
Academic Loan Funding Trust Series 2012-1A Class A2(a)(b)
12/27/44	1.336%	3,500,000	3,243,861

Access Group, Inc. Series 2005-2 Class A3(b)
11/22/24	0.614%	2,500,000	2,426,101

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aircastle Aircraft Lease-Backed Trust Series 2007-1A Class G1(a)(b)
06/14/37	0.503%	3,503,206	3,100,338

Ally Auto Receivables Trust Series 2010-3 Class A3
10/15/14	1.110%	175,471	176,011
Series 2012-1 Class A3
02/16/16	0.930%	541,000	545,500

Ally Master Owner Trust Series 2011-4 Class A2
09/15/16	1.540%	1,723,000	1,751,268

Arizona Educational Loan Marketing Corp. Series 2004A Class A2(b)
12/01/23	0.638%	3,260,526	3,172,851

BMW Vehicle Lease Trust Series 2011-1 Class A3
02/20/14	1.060%	1,484,000	1,489,366

BMW Vehicle Owner Trust Series 2011-A Class A3
08/25/15	0.760%	1,882,000	1,889,435

Babcock & Brown Air Funding I Ltd. Series 2007-1A Class G1(a)(b)
11/14/33	0.542%	3,909,992	3,225,743

Brazos Higher Education Authority Series 2005-1 Class 1A3(b)
09/26/22	0.578%	2,750,000	2,713,655

CIT Education Loan Trust Series 2007-1 Class B(a)(b)
06/25/42	0.768%	1,350,000	1,025,839

CNH Equipment Trust Series 2011-B Class A3
08/15/16	0.910%	784,000	787,439

Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(b)
06/25/37	6.080%	1,775,945	1,774,966

Citigroup Mortgage Loan Trust, Inc. Series 2006-AMC1 Class A2B(b)
09/25/36	0.396%	3,855,465	1,717,949

Countrywide Asset-Backed Certificates(b) Series 2005-1 Class MV3
07/25/35	0.716%	3,505,000	3,105,844
Series 2005-2 Class M1
08/25/35	0.656%	3,141,407	3,125,406
Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	717,207	535,639
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	1,516,427	1,268,717

Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7 Class AF3(b)
11/25/35	4.903%	2,236,610	2,059,701

Cronos Containers Program Ltd. Series 2012-1A Class A(a)
05/18/27	4.210%	1,462,500	1,473,469

Crown Castle Towers LLC Senior Secured(a)
01/15/37	5.495%	2,000,000	2,250,090

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

EFS Volunteer No. 2 LLC Series 2012-1 Class A2(a)(b)
03/25/36	1.586%	2,700,000	2,694,034

First Franklin Mortgage Loan Asset-Backed Certificates(b) Series 2006-FF18 Class A2D
12/25/37	0.446%	5,922,000	2,801,449
Series 2007-FF2 Class A2B
03/25/37	0.336%	10,887,894	5,390,324

Ford Credit Auto Lease Trust Series 2011-A Class A3
07/15/14	1.030%	1,560,000	1,566,140

Ford Credit Auto Lease Trust(a) Series 2010-B Class A3
07/15/13	0.910%	38,690	38,696

Ford Credit Auto Owner Trust Series 2012-A Class A3
08/15/16	0.840%	509,000	511,618

GE Business Loan Trust(a)(b) Series 2004-2A Class A
12/15/32	0.460%	2,279,621	2,123,393
Series 2005-2A Class B
11/15/33	0.740%	2,623,211	2,104,087

GE Equipment Small Ticket LLC Series 2011-1A Class A3(a)
01/21/18	1.450%	2,530,000	2,546,129

GE Seaco Finance Series 2005-1A Class A(a)(b)
11/17/20	0.488%	2,437,500	2,361,147

GSAMP Trust Series 2006-FM1 Class A2D(b)
04/25/36	0.506%	14,500,000	5,637,209

Genesis Funding Ltd. Series 2006-1A Class G1(a)(b)
12/19/32	0.477%	4,351,494	3,788,410

Goal Capital Funding Trust Series 2006-1 Class B(b)
08/25/42	0.877%	1,889,618	1,447,252

HSBC Home Equity Loan Trust Series 2007-3 Class APT(b)
11/20/36	1.437%	3,316,675	3,179,268

Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	666,360	667,781

JPMorgan Mortgage Acquisition Corp.(b) Series 2007-CH1 Class AV4
11/25/36	0.366%	4,000,000	3,802,968
Series 2007-CH2 Class AV2
01/25/37	0.306%	513,425	495,945

Long Beach Mortgage Loan Trust Series 2005-1 Class M1(b)
02/25/35	0.986%	4,892,391	4,832,112

Merrill Lynch First Franklin Mortgage Loan Trust(b) Series 2007-2 Class A2C
05/25/37	0.476%	11,650,000	5,461,648

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2007-5 Class 2A2
10/25/37	1.236%	8,894,621	5,062,996

Mid-State Trust Series 7 Class A
10/15/36	6.340%	2,478,602	2,478,602

Mid-State Trust(a) Series 2006-1 Class A
10/15/40	5.787%	1,822,982	1,933,101

Montana Higher Education Student Assistance Corp. Series 2012-1 Class A3(b)
07/20/43	1.287%	3,000,000	2,875,061

Nationstar Home Equity Loan Trust Series 2007-B Class 2AV3
04/25/37	0.490%	7,509,000	3,923,437

Newcastle Mortgage Securities Trust Series 2006-1 Class A3(b)
03/25/36	0.416%	2,379,721	2,317,216

Nissan Auto Lease Trust Series 2010-B Class A3
12/15/13	1.120%	695,182	696,832

Park Place Securities, Inc. Series 2005-WCW1 Class A3D(b)
05/25/35	0.576%	5,813,463	5,762,933

RAAC Series Series 2006-RP2 Class A(a)(b)
02/25/37	0.486%	1,614,963	1,477,711

RAMP Trust Series 2006-RS3 Class A3(b)
05/25/36	0.436%	3,288,177	2,817,997

SG Mortgage Securities Trust Series 2005-OPT1 Class A3(b)
10/25/35	0.586%	3,000,000	2,791,737

SMART Trust Series 2012-1USA Class A4A(a)
12/14/17	2.010%	1,349,000	1,366,903

Scholar Funding Trust Series 2011-A Class A(a)(b)
10/28/43	1.347%	1,766,230	1,728,599

Soundview Home Equity Loan Trust Series 2007-NS1 Class A3(b)
01/25/37	0.436%	8,652,000	3,799,656

TAL Advantage LLC Series 2006-1A Class NOTE(a)(b)
04/20/21	0.427%	1,705,000	1,654,254

Triton Container Finance LLC Series 2012-1A Class A(a)
05/14/27	4.210%	2,047,500	2,112,926

WaMu Asset-Backed Certificates Series 2007-HE1 Class 2A3(b)
01/25/37	0.386%	7,664,010	3,313,788

Total Asset-Backed Securities — Non-Agency (Cost: $137,285,838)			140,422,547

Inflation-Indexed Bonds(k) 3.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

U.S. Treasury Inflation-Indexed Bond
02/15/41	2.125%		2,960,289	4,367,350
07/15/13	1.875%		24,988,800	25,738,464
07/15/21	0.625%		101,817,000	115,228,233
04/15/13	0.625%		40,007,677	40,382,749

Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU	15,948,634	870,408

Total Inflation-Indexed Bonds (Cost: $182,741,959)				186,587,204

U.S. Treasury Obligations 15.7%
U.S. Treasury
08/15/42	2.750%		25,000,000	25,335,950
05/15/42	3.000%		20,721,300	22,129,706
09/15/12	1.375%		15,015,000	15,022,879
08/31/16	1.000%		20,250,000	20,700,886
01/31/17	0.875%		41,165,000	41,821,088
06/30/17	0.750%		105,191,700	106,070,997
07/31/14	0.125%		20,339,000	20,299,278
07/31/17	0.500%		77,783,700	77,461,598
05/15/22	1.750%		102,342,900	104,405,749
02/15/42	3.125%		38,817,300	42,498,888
08/15/22	1.625%		13,922,000	14,002,483
08/15/15	0.250%		4,348,800	4,343,364

U.S. Treasury(j)
04/30/17	0.875%		135,000,000	137,025,000

U.S. Treasury(h) STRIPS
11/15/21	0.000%		18,465,000	16,107,832
02/15/40	0.000%		35,779,000	16,666,753
11/15/18	0.000%		67,882,000	64,168,312
11/15/19	0.000%		6,096,000	5,626,193
11/15/21	0.000%		13,060,000	11,330,569

Total U.S. Treasury Obligations (Cost: $731,491,194)				745,017,525

U.S. Government & Agency Obligations 17.2%
Federal Home Loan Banks
08/06/15	0.600%		7,110,000	7,110,092

Federal Home Loan Banks(b)
11/15/13	0.220%		10,530,000	10,527,915

Federal Home Loan Banks(c)
09/04/14	0.450%		14,605,000	14,607,541

Federal Home Loan Mortgage Corp.
12/05/14	0.350%		30,000,000	30,015,750
09/10/15	1.750%		35,000,000	36,431,430
06/01/19	4.500%		2,626,657	2,839,102
02/01/20	4.000%		837,011	897,778
01/01/22	5.500%		1,597,513	1,745,442
07/01/23	5.000%		4,189,249	4,530,637
07/01/24	4.500%		1,106,866	1,189,646
09/01/24	4.500%		2,274,922	2,445,056
09/01/24	4.500%		1,058,733	1,137,912

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

08/01/25	4.000%	4,174,549	4,448,918
05/01/26	4.000%	5,528,378	5,898,638
06/01/32	3.500%	4,971,291	5,349,976
04/01/33	5.000%	1,138,428	1,246,149
02/01/36	5.500%	4,294,979	4,719,303
03/01/36	5.500%	1,037,235	1,136,143
03/01/36	5.500%	4,501,022	4,945,703
04/01/36	5.000%	3,836,578	4,178,022
05/01/36	6.000%	395,064	434,835
06/01/36	5.500%	1,627,019	1,782,168
11/01/36	6.500%	638,811	728,160
08/01/37	6.000%	765,152	840,984
09/01/37	6.000%	387,983	426,435
10/01/37	5.500%	4,482,095	4,901,094
10/01/37	6.500%	1,696,358	1,934,876
07/01/39	4.500%	11,456,097	12,332,382
09/01/39	5.500%	1,551,365	1,698,330
10/01/39	5.000%	1,012,858	1,098,568
06/01/40	4.500%	8,603,255	9,285,521
09/01/40	4.500%	5,111,624	5,516,992
09/01/40	4.500%	6,241,169	6,736,114
05/01/41	5.000%	2,168,670	2,373,875
07/01/41	4.500%	1,786,112	1,933,896
08/01/41	4.500%	1,930,883	2,116,592
12/01/41	3.500%	7,505,277	7,945,645
04/01/42	3.500%	4,957,926	5,261,999
04/01/42	3.500%	10,718,147	11,450,861

Federal Home Loan Mortgage Corp.(c)
10/01/41	3.500%	57,000,000	60,179,534

Federal National Mortgage Association
09/01/20	3.584%	5,721,103	6,383,624
11/01/20	3.375%	4,619,894	5,101,877
12/01/20	3.763%	4,849,693	5,465,189
07/01/21	4.317%	5,239,858	6,095,108
12/01/25	3.500%	3,560,740	3,788,648
01/01/26	3.500%	3,632,901	3,865,428
11/01/26	3.000%	9,098,941	9,611,144
02/01/27	3.500%	5,399,232	5,795,431
03/01/27	3.000%	2,283,658	2,413,282
03/01/27	3.000%	13,782,853	14,705,169
05/01/27	3.000%	2,953,055	3,120,675
05/01/27	3.000%	15,418,455	16,411,676
06/01/27	3.000%	1,989,611	2,102,545
07/01/27	2.500%	2,985,831	3,106,367
12/01/31	4.000%	6,694,733	7,236,149
05/01/32	3.000%	9,805,520	10,287,395
05/01/32	6.500%	452,044	519,353
06/01/32	3.000%	6,932,940	7,273,647
06/01/32	3.500%	4,941,793	5,271,503
02/01/33	6.000%	706,657	796,303
07/01/34	5.000%	2,114,161	2,328,102
11/01/34	6.000%	314,383	352,595
12/01/34	5.500%	1,571,474	1,735,900
12/01/35	5.500%	3,422,632	3,776,471
07/01/36	6.500%	436,990	497,825
07/01/37	6.500%	637,354	726,553
10/01/37	6.000%	426,171	470,645
02/01/38	6.000%	1,286,576	1,420,841
06/01/38	6.000%	1,551,925	1,710,487
09/01/38	6.000%	671,857	740,502
10/01/38	6.500%	633,670	722,776

U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

12/01/38	6.000%	1,898,916	2,092,930
07/01/39	5.000%	4,625,550	5,051,711
01/01/40	5.000%	824,247	911,263
08/01/40	4.000%	3,606,120	3,867,636
10/01/40	4.500%	5,355,455	5,812,045
10/01/40	6.000%	9,088,639	10,037,117
01/01/41	4.000%	4,651,544	4,992,836
02/01/41	3.500%	7,540,729	7,998,911
04/01/41	4.500%	9,064,342	9,854,136
04/01/41	5.500%	887,762	980,350
05/01/41	4.500%	4,526,319	4,920,707
06/01/41	4.500%	1,600,470	1,739,923
07/01/41	4.500%	2,736,166	2,974,574
07/01/41	5.000%	1,285,962	1,412,477
07/01/41	5.500%	9,115,191	10,000,568
10/01/41	4.000%	16,886,279	18,125,258
10/01/41	4.000%	2,856,546	3,067,029
10/01/41	5.000%	1,352,447	1,485,503
01/01/42	4.000%	6,628,854	7,203,471
01/01/42	4.500%	9,244,971	10,178,614
02/01/42	4.000%	13,870,994	14,953,756
04/01/42	3.000%	2,948,712	3,061,255
04/01/42	4.000%	9,741,867	10,459,691
06/01/42	3.000%	2,994,869	3,109,173
06/01/42	3.000%	6,984,516	7,251,091
07/01/42	3.500%	2,991,349	3,173,224
09/01/42	3.500%	4,000,000	4,246,250

Federal National Mortgage Association(b)
10/01/37	2.811%	7,472,585	8,025,952

Federal National Mortgage Association(c)
09/01/32	4.000%	14,000,000	15,135,859
12/15/33	3.000%	12,680,000	12,979,169
10/01/40	3.500%	20,930,000	22,143,285
11/01/40	5.000%	17,712,466	19,432,913
10/01/42	3.000%	56,090,000	58,044,389

Government National Mortgage Association
01/15/39	5.000%	1,121,588	1,244,980
03/15/40	5.000%	875,455	973,957
05/15/40	5.000%	3,442,096	3,822,930
06/15/40	5.000%	4,156,160	4,623,791
05/15/41	4.500%	914,806	1,008,044
05/20/41	4.500%	6,464,653	7,198,671
06/20/41	4.000%	4,693,720	5,165,860
09/15/41	4.000%	1,976,053	2,172,633
09/20/41	4.500%	905,761	1,008,604
10/15/41	4.500%	10,324,214	11,376,461
11/15/41	3.500%	5,920,751	6,416,405
11/20/41	4.000%	1,891,196	2,082,022
02/15/42	4.000%	5,050,530	5,595,575
02/15/42	4.000%	10,517,024	11,566,553
03/15/42	3.500%	4,925,057	5,337,357
07/15/42	3.500%	1,968,625	2,133,428
08/15/42	3.000%	2,000,000	2,103,024

Government National Mortgage Association(c)
09/20/42	4.000%	25,000,000	27,433,595

Total U.S. Government & Agency Obligations
(Cost: $806,774,733)			814,200,180

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Foreign Government Obligations(k) 1.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Argentina 0.1%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		649,000	564,630

Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%		445,000	347,100

Argentina Republic Government International Bond Senior Unsecured
12/31/33	8.280%		1,215,495	826,536

Argentina Republic Government International Bond Senior Unsecured(b)
12/15/35	4.383%		4,200,000	472,500

Total				2,210,766

Brazil 0.2%
Banco do Brasil SA(b)
12/31/49	8.500%		250,000	298,125

Brazilian Government International Bond
08/17/40	11.000%		400,000	512,000
01/15/18	8.000%		366,667	436,884
Senior Unsecured
01/17/17	6.000%		4,000,000	4,764,000
01/07/41	5.625%		528,000	682,440

Centrais Eletricas Brasileiras SA
Senior Unsecured
10/27/21	5.750%		200,000	224,500

Centrais Eletricas Brasileiras SA(a)
Senior Unsecured
10/27/21	5.750%		422,000	473,695

Morgan Stanley Senior Unsecured(a)
05/03/17	10.090%	BRL	405,000	209,493

Petrobras International Finance Co.
03/15/19	7.875%		142,000	176,069
01/20/20	5.750%		270,000	304,265
01/27/21	5.375%		600,000	668,196
01/27/41	6.750%		1,820,000	2,262,322

Total				11,011,989

Chile —%
Codelco Senior Unsecured(a)
07/17/22	3.000%		600,000	601,577

Empresa Nacional del Petroleo Senior Unsecured(a)
12/06/21	4.750%		199,000	214,875

Total				816,452

Colombia 0.1%
Colombia Government International Bond Senior Unsecured
01/27/17	7.375%		200,000	248,600
09/18/37	7.375%		350,000	537,250
01/18/41	6.125%		479,000	656,184

Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Corp. Andina De Fomento
06/15/22	4.375%		581,000	632,189

Corp. Andina de Fomento Senior Unsecured
06/04/19	8.125%		1,400,000	1,817,484

Ecopetrol SA Senior Unsecured
07/23/19	7.625%		450,000	580,500

Empresa de Energia de Bogota SA Senior Unsecured(a)
11/10/21	6.125%		211,000	227,654

Empresas Publicas de Medellin ESP Senior Unsecured(a)
02/01/21	8.375%	COP	324,000,000	199,107

Total				4,898,968

Costa Rica 0.1%
Instituto Costarricense de Electricidad Senior Unsecured(a)
11/10/21	6.950%		2,400,000	2,628,000

Croatia 0.1%
Croatia Government International Bond Senior Unsecured(a)
03/24/21	6.375%		5,000,000	5,250,000

Dominican Republic —%
Dominican Republic International Bond Senior Unsecured
05/06/21	7.500%		100,000	113,750

Dominican Republic International Bond(a) Senior Unsecured
04/20/27	8.625%		142,000	162,590
05/06/21	7.500%		280,000	316,341

Total				592,681

Hungary —%
Hungary Government International Bond Senior Unsecured
01/29/20	6.250%		200,000	211,000
03/29/21	6.375%		142,000	151,252

Total				362,252

Indonesia 0.1%
Indonesia Government International Bond Senior Unsecured
10/12/35	8.500%		200,000	308,000
02/17/37	6.625%		600,000	777,000
01/17/38	7.750%		600,000	873,000
03/04/19	11.625%		350,000	527,625

Indonesia Government International Bond(a) Senior Unsecured
01/17/38	7.750%		277,000	403,035
05/05/21	4.875%		280,000	314,278

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Indonesia Treasury Bond Senior Unsecured
05/15/22	7.000%	IDR	3,475,000,000	382,736

Majapahit Holding BV
01/20/20	7.750%		400,000	491,000

Majapahit Holding BV(a)
06/28/17	7.250%		128,000	149,322
08/07/19	8.000%		142,000	175,015

PT Perusahaan Listrik Negara Senior Unsecured(a)
11/22/21	5.500%		412,000	449,727

PT Pertamina Persero Senior Unsecured
05/03/42	6.000%		200,000	216,000
05/03/22	4.875%		200,000	213,500

Total				5,280,238

Ireland —%
Vnesheconombank Via VEB Finance PLC Senior Unsecured
02/13/17	5.375%		200,000	215,952

Kazakhstan —%
KazMunayGas National Co. Senior Unsecured
04/09/21	6.375%		200,000	238,000

KazMunayGas National Co.(a) Senior Unsecured
07/02/18	9.125%		135,000	174,825
01/23/15	11.750%		142,000	171,288

Total				584,113

Lithuania —%
Lithuania Government International Bond Senior Unsecured
02/01/22	6.625%		350,000	415,625

Lithuania Government International Bond(a) Senior Unsecured
03/09/21	6.125%		273,000	314,423

Republic of Lithuania
02/11/20	4.750%		185,000	225,238

Total				955,286

Luxembourg 0.1%
VTB Bank OJSC Via VTB Capital SA Senior Unsecured
02/22/18	6.315%		200,000	208,800

VTB Bank OJSC Via VTB Capital SA(a) Senior Unsecured
10/13/20	6.551%		5,000,000	5,180,000

Total				5,388,800

Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)

Mexico 0.3%
Comision Federal de Electricidad Senior Unsecured
02/14/42	5.750%		425,000	477,063

Mexican Bonos
06/03/27	7.500%	MXN	530,000	461,861
06/10/21	6.500%		270,000	221,044

Mexican Government International Bond Senior Unsecured
09/27/34	6.750%		850,000	1,202,750

Mexico Government International Bond Senior Unsecured
03/19/19	5.950%		850,000	1,049,325
01/15/20	5.125%		1,750,000	2,091,250

Pemex Project Funding Master Trust
03/05/20	6.000%		5,965,000	7,113,262
01/21/21	5.500%		486,000	563,760

Petroleos Mexicanos
05/03/19	8.000%		300,000	390,750
06/02/41	6.500%		142,000	175,370

Government Guaranteed
12/20/22	1.700%		1,025,000	1,029,321

Petroleos Mexicanos(a)
06/02/41	6.500%		128,000	158,080

Total				14,933,836

Panama —%
Panama Government International Bond Senior Unsecured
01/26/36	6.700%		700,000	998,200

Peru —%
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(a)(h)
05/31/18	0.000%		180,742	164,475

Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		300,000	438,000
03/14/37	6.550%		625,000	896,875

Peruvian Government International Bond(a) Senior Unsecured
08/12/31	6.950%	PEN	287,000	132,274

Total				1,631,624

Philippines —%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(a)
12/02/24	7.390%		142,000	193,655

Poland —%
Poland Government International Bond Senior Unsecured
03/23/22	5.000%		337,000	387,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Qatar 0.1%
Nakilat, Inc. Senior Secured(a)
12/31/33	6.067%	2,160,000	2,554,200

Republic of Namibia —%
Namibia International Bonds Senior Unsecured(a)
11/03/21	5.500%	233,000	256,300

Romania —%
Romanian Government International Bond Senior Unsecured(a)
02/07/22	6.750%	134,000	145,618

Russian Federation 0.2%
Gazprom OAO Via Gaz Capital SA Senior Unsecured
04/28/34	8.625%	650,000	890,617

Gazprom OAO Via Gaz Capital SA(a) Senior Unsecured
11/22/16	6.212%	142,000	157,833
08/16/37	7.288%	135,000	170,645
01/23/21	5.999%	550,000	623,595

Gazprom OAO Via Gazprom International SA Senior Unsecured
02/01/20	7.201%	175,935	198,392

Gazprom OAO Via Gazprom International SA(a) Senior Unsecured
02/01/20	7.201%	1,236,250	1,394,045

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(a)
12/27/17	5.298%	300,000	318,117

Russian Foreign Bond — Eurobond Senior Unsecured
04/29/20	5.000%	500,000	570,000

Russian Foreign Bond — Eurobond(a)(b) Senior Unsecured
03/31/30	7.500%	442,750	552,331

Russian Foreign Bond — Eurobond(b) Senior Unsecured
03/31/30	7.500%	2,415,000	3,012,712

Vnesheconombank Via VEB Finance PLC Senior Unsecured(a)
11/22/25	6.800%	211,000	244,233

Total			8,132,520

South Africa —%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%	118,000	132,603

Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Sri Lanka —%
Sri Lanka Government International Bond
01/22/15	7.400%	150,000	161,625
Senior Unsecured
10/04/20	6.250%	180,000	189,900

Total			351,525

Trinidad and Tobago —%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured
05/08/22	6.000%	208,333	218,750

Petroleum Co. of Trinidad & Tobago Ltd.(a) Senior Unsecured
08/14/19	9.750%	277,000	352,303

Total			571,053

Turkey 0.1%
Export Credit Bank of Turkey(a)
11/04/16	5.375%	270,000	287,577

Turkey Government International Bond Senior Unsecured
02/05/25	7.375%	600,000	787,500
03/17/36	6.875%	802,000	1,032,575
05/30/40	6.750%	600,000	772,500
03/30/21	5.625%	1,170,000	1,357,200
09/26/16	7.000%	400,000	467,000

Total			4,704,352

United Arab Emirates —%
Abu Dhabi National Energy Co. Senior Unsecured(a)
12/13/21	5.875%	463,000	534,451

Uruguay 0.1%
Uruguay Government International Bond
11/18/22	8.000%	250,000	360,625
Senior Unsecured
03/21/36	7.625%	978,000	1,508,565

Total			1,869,190

Venezuela 0.3%
Petroleos de Venezuela SA
02/17/22	12.750%	148,000	148,000
11/02/17	8.500%	10,205,000	9,056,938
Senior Unsecured
10/28/15	5.000%	135,000	113,238
10/28/16	5.125%	401,000	312,780

Venezuela Government International Bond Senior Unsecured
01/13/34	9.375%	2,000,000	1,690,000
05/07/23	9.000%	688,000	588,240

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

10/13/19	7.750%	500,000	422,500

Total			12,331,696

Total Foreign Government Obligations (Cost: $87,151,687)			89,923,870

Preferred Debt 0.9%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.8%
Citigroup Capital XIII(b)
10/30/40	7.875%	519,475	14,327,120

M&T Bank Corp.(b)
12/31/49	5.000%	4,123	4,174,538

PNC Financial Services Group, Inc.(b)
12/31/49	6.125%	383,400	10,616,346

U.S. Bancorp(b)
12/31/49	6.500%	269,075	7,983,455

Total			37,101,459

Building Materials 0.1%
Stanley Black & Decker, Inc.
07/25/52	5.750%	290,051	7,602,237

Total Preferred Debt (Cost: $42,387,273)			44,703,696

Municipal Bonds 0.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Unlimited General Obligation Refunding Bonds Taxable Project Series 2012B
01/01/42	5.432%	2,070,000	2,141,394

Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	265,000	329,589

Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	4,785,000	4,962,571

Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	655,000	794,607

State of California Unlimited General Obligation Bonds Build America Bonds Series 2010
03/01/40	7.625%	800,000	1,086,552

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Taxable Series 2010
11/01/15	3.950%	205,000	221,558

Taxable Build America Bonds Series 2009
04/01/39	7.550%	1,000,000	1,347,150

Taxable-Various Purpose Series 2009
10/01/19	6.200%	1,025,000	1,240,158
Series 2010
03/01/19	6.200%	2,700,000	3,222,099

State of Illinois Unlimited General Obligation Bonds Build America Bonds Series 2010
02/01/35	6.630%	4,265,000	4,766,649

Total Municipal Bonds
(Cost: $19,733,546)			20,112,327

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage —%
Nuveen Investments, Inc. 2nd Lien Term Loan(b)(l)
02/28/19	8.250%	175,000	176,094

Construction Machinery —%
CPM Acquisition Corp.(b)(c)(l)
1st Lien Term Loan
08/16/17	6.250%	292,000	290,540
2nd Lien Term Loan
02/16/18	10.250%	187,000	185,130

Total			475,670

Consumer Cyclical Services —%
West Corp. Tranche B6 Term Loan(b)(c)(l)
06/15/18	5.750%	264,000	264,826

Food and Beverage —%
Candy Intermediate Holdings, Inc. Term Loan(b)(l)
05/23/18	7.500%	150,000	150,488

Gaming —%
ROC Finance LLC Tranche B Term Loan(b)(c)(l)(m)
08/19/17	8.500%	48,000	48,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	37

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Health Care —%
U.S. Renal Care, Inc.(b)(l)
1st Lien Term Loan
07/01/19	6.250%	278,000	280,085
2nd Lien Term Loan
01/01/20	10.250%	278,000	282,170

Total			562,255

Media Cable —%
WideOpenWest Finance LLC Term Loan(b)(l)
07/17/18	6.250%	177,000	176,890

Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(b)(l)
03/18/19	7.500%	438,000	439,095

Property & Casualty 0.1%
Asurion LLC(b)(c)(l)
1st Lien Term Loan
05/24/18	5.500%	227,000	227,531

Asurion LLC(b)(l)
1st Lien Term Loan
05/24/18	5.500%	44,000	44,103

Lonestar Intermediate Super Holdings LLC(b)(c)(l)
Term Loan
09/02/19	11.000%	5,000	5,308

Lonestar Intermediate Super Holdings LLC(b)(l)
Term Loan
09/02/19	11.000%	526,000	558,439

Total			835,381

Total Senior Loans (Cost: $3,081,020)			3,129,419

Warrants —%
Issuer		Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(n)		327	9,319

Total Energy			9,319

Total Warrants (Cost: $19,947)			9,319

Commercial Paper 0.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Banking 0.3%
Lloyds TSB Bank PLC
10/11/12	0.180%	6,685,000	6,683,683

RBS Holdings U.S.A, Inc.(a)
09/17/12	0.250%	8,625,000	8,623,982

Total			15,307,665

Total Commercial Paper (Cost: $15,305,388)			15,307,665

Treasury Bills 2.0%
U.S. Treasury Bills
11/29/12	0.090%	45,800,000	45,790,153
09/27/12	0.080%	48,590,000	48,586,992

Total Treasury Bills (Cost: $94,375,714)			94,377,145

Money Market Funds 10.6%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.164%(o)(p)		502,632,840	502,632,840

Total Money Market Funds
(Cost: $502,632,840)			502,632,840

Total Investments
(Cost: $5,029,702,421)			5,121,570,181

Other Assets & Liabilities, Net			(380,526,914)

Net Assets			4,741,043,267

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Investment in Derivatives

Futures Contracts Outstanding at August 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	(159)	(24,073,594)	Dec. 2012	—	(217,143)

U.S. Treasury Note, 2-year	98	21,616,657	Dec. 2012	12,045	—

U.S. Treasury Note, 5-year	(958)	(119,428,169)	Dec. 2012	—	(482,043)

U.S. Treasury Note, 10-year	(329)	(43,993,469)	Dec. 2012	—	(294,939)

U.S. Treasury Ultra Bond, 30-year	(288)	(48,672,000)	Dec. 2012	—	(526,754)

Total				12,045	(1,520,879)

Credit Default Swap Contracts Outstanding at August 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Bank of America Corp.	June 20, 2017	1.000	12,630,000	662,961	(999,614)	(25,611)	—	(362,264)

Citibank	Barclays Bank, PLC	June 20, 2017	1.000	755,000	39,145	(54,713)	(1,531)	—	(17,099)

JPMorgan	Barclays Bank, PLC	June 20, 2017	1.000	2,600,000	134,806	(201,660)	(5,272)	—	(72,126)

Morgan Stanley	Barclays Bank, PLC	June 20, 2017	1.000	1,280,000	66,366	(85,041)	(2,596)	—	(21,271)

Morgan Stanley	Barclays Bank, PLC	Sept. 20, 2017	1.000	6,915,000	388,270	(375,277)	(14,022)	—	(1,029)

Citibank	CDX North America Investment Grad 18	June 20, 2017	1.000	12,065,000	13,223	(88,253)	(24,465)	—	(99,495)

Goldman Sachs International	CDX North America High Yield 18	June 20, 2017	5.000	9,464,400	159,363	(428,441)	(95,958)	—	(365,036)

JPMorgan	CDX North America High Yield 18	June 20, 2017	5.000	12,375,000	208,372	(404,310)	(125,469)	—	(321,407)

JPMorgan	CDX North America Investment Grad 18-V1	June 20, 2017	1.000	26,300,000	28,825	(196,686)	(53,330)	—	(221,191)

Goldman Sachs International	D.R. Horton, Inc.	June 20, 2017	1.000	1,245,000	36,601	(80,252)	(2,525)	—	(46,176)

JPMorgan	D.R. Horton, Inc.	June 20, 2017	1.000	11,635,000	342,048	(649,632)	(23,593)	—	(331,177)

Citibank	Goldman Sachs Group, Inc.	Sept. 20, 2017	1.000	7,905,000	517,456	(543,218)	(16,030)	—	(41,792)

Goldman Sachs International	H.J. Heinz Company	June 20, 2017	1.000	6,670,000	(138,023)	86,909	(13,525)	—	(64,639)

JPMorgan	Home Depot, Inc.	June 20, 2017	1.000	640,000	(15,433)	13,395	(1,298)	—	(3,336)

Morgan Stanley	Home Depot, Inc.	Sept. 20, 2017	1.000	11,065,000	(265,709)	256,146	(22,437)	—	(32,000)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	39

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Limited Brands, Inc.	Sept. 20, 2017	1.000	4,445,000	242,841	(238,805)	(9,013)	—	(4,977)

JPMorgan	Limited Brands, Inc.	June 20, 2017	1.000	660,000	32,232	(40,349)	(1,338)	—	(9,455)

Citibank	Marriott International, Inc.	March 20, 2017	1.000	5,490,000	(11,067)	28,707	(11,132)	6,508	—

Citibank	Textron, Inc.	Sept. 20, 2017	1.000	825,000	16,441	(17,939)	(1,673)	—	(3,171)

Goldman Sachs International	Textron, Inc.	Sept. 20, 2017	1.000	5,370,000	107,019	(124,223)	(10,889)	—	(28,093)

Goldman Sachs International	Toll Brothers, Inc.	June 20, 2017	1.000	3,910,000	54,209	(171,492)	(7,929)	—	(125,212)

Morgan Stanley	Toll Brothers, Inc.	June 20, 2017	1.000	15,650,000	216,974	(519,312)	(31,735)	—	(334,073)

Total								6,508	(2,505,019)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the value of these securities amounted to $417,570,606 or 8.81% of net assets.

(b)	Variable rate security. The interest rate shown reflects the rate as of August 31, 2012.

(c)	Represents a security purchased on a when-issued or delayed delivery basis.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2012, the value of these securities amounted to $26,316,895, which represents 0.56% of net assets.

(e)	Negligible market value.

(f)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(h)	Zero coupon bond.

(i)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	At August 31, 2012, investments in securities included securities valued at $3,181,842 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(l)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)	At August 31, 2012, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
ROC Finance LLC

Tranche B Term Loan	48,238

(n)	Non-income producing.

(o)	The rate shown is the seven-day current annualized yield at August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

(p)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	3,588,673,859	(3,086,061,019)	502,632,840	276,129	502,632,840

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
IO	Interest Only
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
PO	Principal Only
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	41

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Airlines	—	14,891,595	9,435,166	24,326,761

All Other Industries	—	1,489,049,976	—	1,489,049,976

Convertible Bonds	—	4,112,640	—	4,112,640

Residential Mortgage-Backed Securities — Agency	—	452,981,815	—	452,981,815

Residential Mortgage-Backed Securities — Non-Agency	—	144,040,404	8,072,357	152,112,761

Commercial Mortgage-Backed Securities — Non-Agency	—	342,562,491	—	342,562,491

Asset-Backed Securities — Non-Agency	—	130,308,056	10,114,491	140,422,547

Inflation-Indexed Bonds	—	186,587,204	—	186,587,204

U.S. Treasury Obligations	631,117,866	113,899,659	—	745,017,525

U.S. Government & Agency Obligations	—	801,221,011	12,979,169	814,200,180

Foreign Government Obligations	—	89,759,395	164,475	89,923,870

Preferred Debt	40,529,158	—	4,174,538	44,703,696

Municipal Bonds	—	20,112,327	—	20,112,327

Total Bonds	671,647,024	3,789,526,573	44,940,196	4,506,113,793

Equity Securities

Warrants

Energy	—	9,319	—	9,319

Total Equity Securities	—	9,319	—	9,319

Short-Term Securities

Commercial Paper	—	15,307,665	—	15,307,665

Treasury Bills	94,377,145	—	—	94,377,145

Total Short-Term Securities	94,377,145	15,307,665	—	109,684,810

Other

Senior Loans	—	3,129,419	—	3,129,419

Money Market Funds	502,632,840	—	—	502,632,840

Total Other	502,632,840	3,129,419	—	505,762,259

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	1,268,657,009	3,807,972,976	44,940,196	5,121,570,181
Derivatives

Assets

Futures Contracts	12,045	—	—	12,045

Swap Contracts	—	6,508	—	6,508

Liabilities

Futures Contracts	(1,520,879)	—	—	(1,520,879)

Swap Contracts	—	(2,505,019)	—	(2,505,019)

Total	1,267,148,175	3,805,474,465	44,940,196	5,117,562,836

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Asset- Backed Securities — Non-Agency ($)	U.S. Government & Agency Obligations ($)	Foreign Government Obligations ($)	Preferred Debt ($)	Total ($)
Balance as of April 20, 2012	—	—	—	—	—	—	—

Accrued discounts/premiums	(20,628)	(2,699)	97,875	—	1,189	—	75,737

Realized gain (loss)	(3,934)	(552)	—	—	1,807	—	(2,679)

Change in unrealized appreciation (depreciation)(a)	97,495	21,175	(109,123)	—	4,233	39,054	52,834

Sales	(51,097)	(254,431)	(563,785)	—	(15,062)	—	(884,375)

Purchases	9,413,330	8,308,864	10,689,524	12,979,169	172,308	4,135,484	45,698,679

Transfers into Level 3	—	—	—	—	—	—	—

Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of August 31, 2012	9,435,166	8,072,357	10,114,491	12,979,169	164,475	4,174,538	44,940,196

(a)Change	in unrealized appreciation (depreciation) relating to securities held at August 31, 2012 was $52,834, which is comprised of Corporate Bonds & Notes of $97,495, Residential Mortgage-Backed Securities — Non-Agency of $21,175, Asset-Backed Securities — Non-Agency of $(109,123), Foreign Government Obligations of $4,233 and Preferred Debt of $39,054.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued using the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds & Notes, Residential Mortgage Backed Securities, Asset Backed Securities, U.S. Government & Agency Obligations, Foreign Government Obligations and Preferred Debt classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	43

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,527,069,581)	$4,618,937,341
Affiliated issuers (identified cost $502,632,840)	502,632,840

Total investments (identified cost $5,029,702,421)	5,121,570,181
Cash	1,108,000
Foreign currency (identified cost $20,803)	21,939
Unrealized appreciation on swap contracts	6,508
Premiums paid on outstanding swap contracts	5,219,217
Receivable for:
Investments sold	222,095,222
Capital shares sold	28,541,958
Dividends	64,038
Interest	29,616,100
Reclaims	52,431
Prepaid expenses	67,633
Trustees’ deferred compensation plan	347
Other assets	22,439

Total assets	5,408,386,013

Liabilities
Unrealized depreciation on swap contracts	2,505,019
Premiums received on outstanding swap contracts	385,157
Payable for:
Investments purchased	245,927,717
Investments purchased on a delayed delivery basis	400,949,187
Capital shares purchased	8,681,607
Dividend distributions to shareholders	6,905,587
Variation margin on futures contracts	1,101,871
Investment management fees	52,880
Distribution and service fees	32,196
Transfer agent fees	167,886
Administration fees	7,464
Compensation of board members	17,454
Chief compliance officer expenses	444
Other expenses	607,930
Trustees’ deferred compensation plan	347

Total liabilities	667,342,746

Net assets applicable to outstanding capital stock	$4,741,043,267

Represented by
Paid-in capital	$4,638,134,568
Undistributed net investment income	558,871
Accumulated net realized gain	14,488,622
Unrealized appreciation (depreciation) on:
Investments	91,867,760
Foreign currency translations	791
Futures contracts	(1,508,834)
Swap contracts	(2,498,511)

Total — representing net assets applicable to outstanding capital stock	$4,741,043,267

Class A
Net assets	$4,741,043,267
Shares outstanding	463,157,377
Net asset value per share	$10.24

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Operations

Year Ended August 31, 2012(a)

Net investment income

Income:

Dividends — unaffiliated issuers	$797,638

Dividends — affiliated issuers	276,129

Interest	43,255,032

Foreign taxes withheld	(73,598)

Total income	44,255,201

Expenses:

Investment management fees	6,266,540

Service fees	3,805,840

Transfer agent fees	713,400

Administration fees	893,526

Compensation of board members	22,065

Custodian fees	38,000

Printing and postage fees	92,199

Registration fees	478,797

Professional fees	65,559

Chief compliance officer expenses	1,111

Other	21,379

Total expenses	12,398,416

Net investment income	31,856,785

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	19,182,385

Foreign currency translations	(1,057)

Futures contracts	(4,386,201)

Swap contracts	(587,729)

Net realized gain	14,207,398

Net change in unrealized appreciation (depreciation) on:

Investments	91,867,760

Foreign currency translations	791

Futures contracts	(1,508,834)

Swap contracts	(2,498,511)

Net change in unrealized appreciation (depreciation)	87,861,206

Net realized and unrealized gain	102,068,604

Net increase in net assets resulting from operations	$133,925,389

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	45

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Changes in Net Assets

Year Ended August 31, 2012(a)
Operations

Net investment income	$31,856,785

Net realized gain	14,207,398

Net change in unrealized appreciation (depreciation)	87,861,206

Net increase in net assets resulting from operations	133,925,389

Distributions to shareholders:

Net investment income

Class A	(31,016,690)

Total distributions to shareholders	(31,016,690)

Increase (decrease) in net assets from capital stock activity	4,638,114,568

Total increase in net assets	4,741,023,267

Net assets at beginning of year	20,000

Net assets at end of year	$4,741,043,267

Undistributed net investment income	$558,871

	Year Ended August 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	507,315,340	5,082,255,141

Distributions reinvested	3,064,103	31,016,519

Redemptions	(47,224,066)	(475,157,092)

Net increase	463,155,377	4,638,114,568

Total net increase	463,155,377	4,638,114,568

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended August 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.08

Net realized and unrealized gain	0.24

Total from investment operations	0.32

Less distributions to shareholders:

Net investment income	(0.08)

Total distributions to shareholders	(0.08)

Net asset value, end of period	$10.24

Total Return	3.17%

Ratios to average net assets(b)

Total expenses	0.81	%(c)

Net investment income	2.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,741,043

Portfolio turnover(d)	78%

Notes to Financial Highlights

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 76% for the year ended August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	47

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Active Portfolios Multi-Manager Core Plus Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 14, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund which represented the initial capital at $10.00 per share. Shares of the Fund were first offered to the public on April 20, 2012.

These financial statements cover the period from April 20, 2012 (commencement of operations) to August 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

48	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments

Annual Report 2012	49

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

(variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a single issuer of debt securities, and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the

50	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	6,508
Credit contracts	Premiums paid on outstanding credit default swap contracts	5,219,217
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	12,045	*
Total		5,237,770

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	2,505,019
Credit contracts	Premiums received on outstanding credit default swap contracts	385,157
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	1,520,879	*
Total		4,411,055

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the period ended August 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(587,729)	(587,729)
Interest rate contracts	(4,386,201)	—	(4,386,201)
Total	(4,386,201)	(587,729)	(4,973,930)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(2,498,511)	(2,498,511)
Interest rate contracts	(1,508,834)	—	(1,508,834)
Total	(1,508,834)	(2,498,511)	(4,007,345)

The following table is a summary of the volume of derivative instruments for the period ended August 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	6,869

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	185,264,400
Credit default swap contracts — sell protection	42,050,000

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Annual Report 2012	51

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Principal Only Securities

The Fund may invest in Principal Only Securities (POs). POs are stripped mortgage backed securities entitled to receive most, if not all, of the principal from the underlying mortgage assets, but not the interest. The Fund assumes the risk, as the holder of a PO security, that it may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

52	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the

Annual Report 2012	53

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.30% as the Fund’s net assets increase. The annualized effective investment management fee rate for the period ended August 31, 2012 was 0.41% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Federated Investment Management Company and TCW Investment Management Company, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board, of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended August 31, 2012 was 0.06% of the Fund’s average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended August 31, 2012, the Fund’s annualized effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.05%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2014, unless sooner terminated at the

54	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.84% of Class A shares’ average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, paydown reclassifications, unrealized appreciation (depreciation) on certain derivative investments, non-deductible organizational costs, certain convertible preferred securities, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(281,224)
Accumulated net realized gain	281,224

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended August 31, 2012 was as follows:

Ordinary income	$31,016,690

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$16,855,694
Unrealized appreciation	90,759,351

At August 31, 2012, the cost of investments for federal income tax purposes was $5,030,810,830 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$96,463,933
Unrealized depreciation	(5,704,582)
Net unrealized appreciation	$90,759,351

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $7,454,606,451 and $3,048,387,387, respectively, for the period ended August 31, 2012, of which $4,656,837,819 and $2,518,377,779, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned nearly 100% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2012	55

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended August 31, 2012.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

56	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Core Plus Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 30, 2012

Annual Report 2012	57

Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

58	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.
Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012	59

Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).
Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (Born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

60	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On March 7, 2012, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved, for an initial two-year term, the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) and the Subadvisory Agreements (the “Subadvisory Agreements”) with Federated Investment Management Company and TCW Investment Management Company (the “Subadvisers”) with respect to Active Portfolios® Multi-Manager Core Plus Bond Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board requested and evaluated materials from the Investment Manager and the Subadvisers regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on October 25, 2011, February 17, 2012 and March 6, 2012 and at the Board meeting held on March 7, 2012. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the Agreements. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager and the Subadvisers believed reasonably necessary to evaluate and to determine whether to approve the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•

Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and the Subadvisers, and other personnel proposed to provide investment management, administrative and other services to the Fund;

•

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer, to be provided under a separate Administrative Services Agreement;

•	The terms and conditions of the Agreements;

•

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•	The advisory fees and total expenses of the existing Columbia Funds from which assets are expected to be redeemed in connection with the investment of seed capital in the Fund;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager and the Subadvisers; and

•

Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by an independent third-party data provider to be in the same peer group or universe of funds.

Annual Report 2012	61

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadvisers and their affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and their affiliates. The Committee and the Board considered, among other things, the Investment Manager’s and the Subadvisers’ ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, trade execution services and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board considered the scope of services to be provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund’s proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board also took into account the fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund’s first two years, and the advisory fees and total expense ratios of comparable funds identified by an independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee’s and the Board’s next review and continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager and the Subadvisers regarding their financial condition. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to the Subadvisers of their relationships with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

62	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a peer group and a universe of comparable funds. However, the Committee and the Board expected to consider, in connection with their next review and continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of a benchmark and a group of comparable funds, as determined by an independent third party data provider. The Committee and the Board also considered the investment performance of comparable portfolios of other clients of the Subadvisers.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated performance of the Fund supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager and the Subadvisers of services to the Fund, to groups of related funds, and to the Investment Manager’s and the Subadvisers’ investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager and/or the Subadvisers in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements, and considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under such new subadvisory agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on the Subadvisers’ ability to manage assets might have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these issues, the Committee and the Board also considered the costs of the services to be provided (both on an absolute and relative basis) by the Investment Manager and its affiliates, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Annual Report 2012	63

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the proposed Agreements. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Agreements.

64	Annual Report 2012

Active Portfolios® Multi-Manager Core Plus Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	65

Active Portfolios® Multi-Manager Core Plus Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1861 A (10/12)

Annual Report August 31, 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Active Portfolios® Multi-Manager Small Cap Equity Fund

President’s Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter’s strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone’s fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Columbia Management Investment Advisers, LLC

Christian Stadlinger, Ph.D., CFA

Jarl Ginsberg, CFA

Dalton, Greiner, Hartman, Maher & Co., LLC

Bruce Geller, CFA

Jeffery Baker, CFA

Peter Gulli, CFA

Edward Turville, CFA (with REMS)

EAM Investors, LLC

Montie Weisenberger

RS Investment Management Co. LLC

James Callinan, CFA

Effective October 1, 2012, Conestoga Capital Advisors, LLC replaced RS Investment Management as a subadviser to the Fund, assuming the day-to-day investment decisions for the portion of the Fund for which RS Investment Management was previously responsible.

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Active Portfolios® Multi-Manager Small Cap Equity Fund was launched on April 20, 2012. The Fund is managed by three independent money management firms and by Columbia Management Investment Advisers, LLC (Columbia) and each invests a portion of the portfolio’s assets. As of August 31, 2012, Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM), EAM Investors, LLC (EAM), RS Investment Management Co. LLC (RS) and Columbia managed approximately 16%, 24%, 25% and 35% of the portfolio, respectively.

Volatility Dominated Small Cap Equity Markets

While the value of the U.S. small cap equity market gained only modestly during the reporting period, conflicting economic data, monetary and fiscal policy teasers, and shifts in investor sentiment challenged active managers. Small cap equities experienced downward volatility in May and June 2012, as renewed U.S. economic concerns and uncertainty over the future of the European Monetary Union weighed on investor confidence. Anxieties related to oil supply, Middle East peace and slowing growth in China also were headwinds. In July 2012, the U.S. equity market segment was more resilient, despite ongoing concerns regarding Europe, a slowing U.S. economy, lackluster corporate earnings growth, below forecast retail sales, anemic job creation, upcoming November elections and an impending “fiscal cliff” of scheduled tax rate hikes and U.S. government spending cuts. Despite these concerns, the U.S. equity market generally placed emphasis upon company fundamentals, including valuation and qualitative characteristics, such as return on equity and free cash flow.

Individual Stock Selection Impacted Performance Most

DGHM: Detracting most from our portion of the Fund’s return was weak stock selection in the information technology, energy and utilities sectors. On the positive side, stock selection proved effective in the retail, business services and capital goods industries.

Individual positions in semiconductor companies QLogic and Lattice Semiconductor and in oil and gas exploration and production company Swift Energy disappointed most during the reporting period. The top performing individual positions in our portion of the Fund’s portfolio were apparel retailer Chico’s FAS, pizza restaurant operator Papa Johns International and consulting services firm Booz Allen Hamilton.

EAM: In our portion of the Fund, weaker stock selection in industrials, consumer discretionary and materials more than offset effective stock selection in information technology, financials and health care during the reporting period.

The biggest individual detractors from our portion of the Fund’s results during the reporting period were seismic activity monitoring solutions provider Mitcham Industries, Internet applications software company VirnetX and web portal Synacor. We sold the Fund’s positions in Mitcham Industries and Synacor by the end of the reporting period. On the positive side, positions in pharmaceutical company Pharmacyclics, consumer loans company Ocwen Financial and semiconductor company AuthenTec were top contributors to our portion of the Fund’s results, each posting gains during the period. AuthenTec was purchased by Apple on July 27, 2012 for its mobile security solutions and payments platform. We sold AuthenTec six days after the acquisition announcement as superior bids did not surface.

RS: Effective stock selection in the financials, consumer discretionary and information technology sectors more than offset weak stock selection in the health

2	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

care, materials and consumer staples sectors in our portion of the Fund during the reporting period. Overweighted positions in financials and information technology also boosted our portion of the Fund’s results.

The biggest individual contributors to our portion of the Fund’s results were semiconductor company Mellanox Technologies, outsourced receivables management provider Portfolio Recovery Associates and medical device company Cyberonics. Positions in wireless equipment companies Ubiquiti Networks and Aruba Networks and in biological testing technologies developer Luminex detracted most from our portion of the Fund’s results. We sold the Fund’s position in Ubiquiti Networks by the end of the reporting period.

Columbia: Stock selection in energy weighed negatively on the fund’s results during the period followed by weaker selection within health care, consumer discretionary and utilities. Partially offsetting these detractors was effective stock selection in information technology.

In energy, Key Energy Services took the brunt of the decline on the equipment side, detracting significantly from performance. During the reporting period, we initiated a position in Gulfport Energy as the company reported initial success in its exploration efforts in the Utica shale.

In health care, stock selection among the providers and services companies detracted the most with companies such as Centene and Wellcare Health Plans Inc.

In consumer discretionary, stock selection within the household durables and specialty retail industries hurt the Fund’s relative results. During the reporting period, apparel retailer Express Inc. underperformed. We sold our portion of the Fund’s position in Express, as the company experienced merchandising issues that impacted same-store sales.

On the positive side, stock selection was favorable in information technology, led by positions in semiconductors, electronic equipment instruments and Internet software and services companies. Semiconductor company Cirrus Logic outperformed as it continued to benefit from increased sales of audio chips used in the products of its largest customer, Apple. German metering company Elster Group was a positive contributor to the Fund’s results, as shares of the company benefited from its acquisition by an international conglomerate.

In consumer staples, the Fund’s holding in Dean Foods, the largest milk producer in the U.S., announced a spinoff of its WhiteWave organics division that sent the stock price up.

Sector Weighting Changes Were Driven by Bottom-Up Stock Selection

DGHM: Among the names purchased in our portion of the Fund during the reporting period were Icon Public Limited, Rue21 and Acxiom. Icon Public Limited was purchased as we sought to capitalize on growth in biotechnology and pharmaceutical clinical trial outsourcing. Revenue growth and margin expansion appears to be underway within the company, which we believe may lead to rapid earnings and cash flow growth. In our view, retailer Rue21 is well positioned in the tween/teen/young adult market where there is less competition. Based on our analysis, the company features store growth potential and a strong balance sheet, and we liked that it is conducting its first share repurchase. Acxion is a targeted marketing analytics company with what we consider to be a strong management team. The company has been deleveraging and improving its financials, which should lead to improved free

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	95.3
Consumer Discretionary	13.9
Consumer Staples	1.8
Energy	5.7
Financials	20.4
Health Care	13.4
Industrials	15.9
Information Technology	17.9
Materials	3.4
Telecommunication Services	0.2
Utilities	2.7
Money Market Funds	4.7

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Top Ten Holdings (%) (at August 31, 2012)
Portfolio Recovery Associates, Inc.	2.0
Amtrust Financial Services, Inc.	1.6
Mellanox Technologies Ltd.	1.4
ABIOMED, Inc.	1.4
Cyberonics, Inc.	1.4
Vitamin Shoppe, Inc.	1.3
FEI Co.	1.3
Middleby Corp.	1.3
Grand Canyon Education, Inc.	1.2
Sourcefire, Inc.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012	3

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

cash flow yields. During the reporting period, we sold the Fund’s positions in Snap-On, due to a high valuation; Genesco, due to it reaching our target price; and GT Advanced Technologies, due to its poor model rating.

We do not engage in significant sector timing activities. Based on individual stock selection, our portion of the Fund was overweight relative to the Russell 2000 Index in consumer discretionary, underweight financials, information technology and utilities; and relatively neutral to the remaining sectors in the Russell 2000 Index at the end of the reporting period.

EAM: We initiated a Fund position in natural and organic food company Hain Celestial during the reporting period after a positive earnings release and announced plans for the introduction of more than 50 new products, accretive acquisitions in the specialty food space and expanding its distribution reach globally. We purchased shares of AFC Enterprises, owner and operator of Popeye’s Chicken & Biscuit restaurants, based on a variety of positive changes, including a turnaround in its pricing strategy, replacement of local advertising with national advertising and accelerated product innovation. We established a Fund position in apparel retailer Ann due to a strong earnings release with both of its key concepts generating robust same store sales.

During the reporting period, we sold the Fund’s position in agricultural and construction equipment wholesale distributor Titan Machinery due to drought conditions affecting the company’s primary Midwest region. We eliminated the Fund’s position in metals processor Haynes International due to backlog volume softening and an adverse shift in order patterns. We exited the Fund’s position in movie theater operator Carmike Cinemas due to lack of robust fundamental performance and negative estimate revisions.

Overall, we increased our portion of the Fund’s exposure relative to the Russell Index to health care, information technology, consumer discretionary, energy and financials during the reporting period. We decreased relative allocations to industrials and materials. As of August 31, 2012, our portion of the Fund was overweight relative to the Russell Index in health care and information technology and underweight relative to the Russell Index in materials, consumer staples and industrials. Our portion of the Fund was rather neutrally weighted to the Russell Index in consumer discretionary, energy, utilities and financials at the end of the reporting period.

RS: Among the names purchased in our portion of the Fund during the reporting period were MarketAxess Holdings and Dexcom. MarketAxess Holdings is the market leader in the fixed income electronic trading area. The company has been gaining share in a growing industry that we believe is in its nascency and is likely to follow a similar pattern to equities over time. Dexcom is the technology leader in continuous glucose monitoring. We believe that continuous glucose monitoring has compelling clinical value, which may be realized by payors, physicians and patients, potentially making it the standard of care and driving fast adoption by Type 1 diabetics.

During the reporting period, two companies in our portion of the Fund’s portfolio were acquired. In July, FX Alliance announced it would be acquired by Thomson Reuters for a significant premium. In August, GeoResources was acquired by Halcon Resources.

We increased our portion of the Fund’s exposure to financials and health care relative to the benchmark index during the reporting period and decreased its

4	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

exposure to materials and energy. We eliminated exposure to consumer staples. At the end of August 2012, our portion of the Fund was overweight relative to the Russell Index in financials and information technology; underweight consumer staples, health care, materials, industrials and utilities; and relatively neutral in energy and consumer discretionary.

Columbia: In addition to the transactions already mentioned, we initiated a position in Clearwater Paper within the materials sector during the reporting period. The company operates in the paperboard and consumer tissue industry and, based on our analysis, has had considerable success in these areas. In financials, we initiated a position in EverBank Financial, a company with operations in Florida. We believed EverBank Financial’s plan to expand its product portfolio should lead to continued earnings growth.

At the end of August 2012, our portion of the Fund was overweight relative to the benchmark index in health care, information technology and industrials. Our portion of the Fund was underweight relative to the benchmark index in consumer discretionary, utilities, energy and financials.

Looking Ahead

DGHM: We do not employ macroeconomic analysis in a conventional fashion. Each sector specialist includes a global perspective, featuring a risk/reward assessment, in his or her stock selection. With that understanding, our approach in light of the global macroeconomic issues has been to emphasize our focus on strength of balance sheet and to proceed with some caution by favoring high quality companies.

EAM: Going forward, we intend to continue to execute our disciplined, bottom-up investment process, which seeks to capitalize on companies benefiting from positive fundamental change, in a timely fashion. That said, we intend to continue to position our portion of the Fund in securities with characteristics we believe may enable them to outperform their small cap peers over our typical investment horizon. Key characteristics we look for include positive changes in relative price strength confirmed by above average volume; better than expected financial performance (i.e., positive financial surprise, positive estimate revision, increases in financial guidance, etc.); robust fundamental developments and strategies that may lead to future financial surprise and accelerating growth rates; and attractive relative valuations (i.e., trading at a discount to expected growth rates, historical multiples and/or peer multiples). We believe securities with these characteristics are best positioned to perform well, as stock price appreciation may be driven by rising financial performance and related expectations and/or valuation multiple expansion. Events that might affect the positioning of our portion of the Fund include events that impact the direction and pace of economic growth in Europe, decisions made and actions taken by China’s income government leaders, actions taken by the U.S. Federal Reserve Board, the outcome of the U.S. presidential election and the outcome of the “fiscal cliff.”

RS: We remain cautiously optimistic on the U.S. economic outlook even as we acknowledge some near-term risks, particularly the potential for slowing growth in Europe and China. Nonetheless, we believe that low interest rates and modest inflation in the U.S. should provide a favorable environment for small cap stocks. We remain focused on our search for innovation, given our view that nimble, creative and disciplined companies may be able to grow their revenues and tap new market opportunities even in a less certain economic environment. We remain committed to our hands-on investment approach and continue to spend much of our

Annual Report 2012	5

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

time on the road, visiting companies in person and seeing how they are adapting to changing conditions.

Columbia: We believe our focus on small-cap value companies with what we consider to be strong underlying earnings prospects and attractively priced shares has the potential to reward investors over the long term. We remain disciplined in our research of those companies where we believe the valuation gap is likely to shrink in the near term and look for a company’s upward inflection point — that is, we seek stocks that are, in our view, both inexpensive and demonstrating improving operating performance and operating metrics. As we do this, three categories of opportunity typically come to light — 1) “out of the limelight” companies missed by the Wall Street research community; 2) companies in industries that may be out of favor; and 3) companies with compressed near-term operating fundamentals, which managers believe are poised to expand within a reasonable timeframe.

Going forward, we expect our portion of the Fund’s performance to continue to be driven by our bottom-up stock selection process and for this process to continue to drive sector allocations.

6	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

April 20, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.00	*	1,018.40	4.89	*	6.80	1.34	*

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

*	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

Annual Report 2012	7

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 95.1%
Issuer	Shares	Value ($)

Consumer Discretionary 13.9%
Auto Components 0.8%

Cooper Tire & Rubber Co.	47,000	939,530

Dana Holding Corp.	56,538	772,309

Tenneco, Inc.(a)	27,014	820,415

Tower International, Inc.(a)	90,000	677,700

Total		3,209,954

Automobiles 0.4%

Thor Industries, Inc.	51,410	1,616,330

Diversified Consumer Services 1.8%

Coinstar, Inc.(a)	10,193	521,066

Grand Canyon Education, Inc.(a)	212,934	4,497,166

Steiner Leisure Ltd.(a)	19,210	897,876

Stewart Enterprises, Inc., Class A	172,762	1,271,528

Total		7,187,636

Hotels, Restaurants & Leisure 1.6%

AFC Enterprises, Inc.(a)	26,440	635,089

Bally Technologies, Inc.(a)	13,335	590,607

Domino’s Pizza, Inc.	15,660	554,990

Gaylord Entertainment Co.(a)	25,784	1,045,283

Interval Leisure Group, Inc.	39,521	729,163

Jack in the Box, Inc.(a)	22,124	577,215

Papa John’s International, Inc.(a)	16,620	855,764

Sonic Corp.(a)	149,264	1,398,604

Total		6,386,715

Household Durables 0.8%

Helen of Troy Ltd.(a)	48,820	1,534,901

Jarden Corp.	15,788	763,034

KB Home	92,000	1,015,680

Total		3,313,615

Internet & Catalog Retail 0.5%

Shutterfly, Inc.(a)	60,250	1,792,438

Leisure Equipment & Products 0.3%

Arctic Cat, Inc.(a)	15,328	663,089

Leapfrog Enterprises, Inc.(a)	61,771	669,598

Total		1,332,687

Media 0.2%

Scholastic Corp.	31,860	973,323

Specialty Retail 5.8%

ANN, Inc.(a)	19,075	678,688

Asbury Automotive Group, Inc.(a)	24,755	685,466

Ascena Retail Group, Inc.(a)	40,951	810,830

Cabela’s, Inc.(a)	13,370	641,894

Cato Corp. (The), Class A	26,351	773,929

Common Stocks (continued)
Issuer	Shares	Value ($)

Chico’s FAS, Inc.	96,590	1,829,415

Finish Line, Inc., Class A (The)	43,000	987,280

Francesca’s Holdings Corp.(a)	123,930	4,378,447

Genesco, Inc.(a)	24,815	1,753,180

GNC Holdings, Inc., Class A	31,930	1,240,480

Lithia Motors, Inc., Class A	24,116	704,428

Pier 1 Imports, Inc.	92,659	1,712,338

Rue21, Inc.(a)	25,330	717,092

Sonic Automotive, Inc., Class A	66,500	1,188,355

Vitamin Shoppe, Inc.(a)	95,983	5,145,649

Zale Corp.(a)	60,629	334,672

Total		23,582,143

Textiles, Apparel & Luxury Goods 1.7%

Carter’s, Inc.(a)	12,416	691,695

G-III Apparel Group Ltd.(a)	20,101	638,006

Movado Group, Inc.	32,726	1,150,646

Oxford Industries, Inc.	13,565	739,700

Tumi Holdings, Inc.(a)	175,950	3,705,507

Total		6,925,554

Total Consumer Discretionary		56,320,395

Consumer Staples 1.8%
Food & Staples Retailing 0.9%

Andersons, Inc. (The)	15,000	602,550

Fresh Market, Inc. (The)(a)	15,226	878,845

Harris Teeter Supermarkets, Inc.	31,500	1,230,705

Weis Markets, Inc.	27,770	1,170,505

Total		3,882,605

Food Products 0.5%

Dean Foods Co.(a)	40,000	656,800

Hain Celestial Group, Inc. (The)(a)	12,416	856,580

Sanderson Farms, Inc.	10,100	444,602

Total		1,957,982

Personal Products 0.4%

Elizabeth Arden, Inc.(a)	13,738	639,366

Nu Skin Enterprises, Inc., Class A	24,500	1,016,505

Total		1,655,871

Total Consumer Staples		7,496,458

Energy 5.7%
Energy Equipment & Services 2.3%

Core Laboratories NV	24,620	3,008,318

Hornbeck Offshore Services, Inc.(a)	53,506	2,078,173

Key Energy Services, Inc.(a)	160,000	1,265,600

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

OYO Geospace Corp.(a)	33,331	3,052,786

Total		9,404,877

Oil, Gas & Consumable Fuels 3.4%

Arch Coal, Inc.	64,000	391,040

Berry Petroleum Co., Class A	28,350	1,044,414

Bill Barrett Corp.(a)	42,000	921,060

Bonanza Creek Energy, Inc.(a)	40,185	808,522

Cheniere Energy, Inc.(a)	43,148	636,864

Comstock Resources, Inc.(a)	48,810	804,877

Delek U.S. Holdings, Inc.	26,307	690,822

Gulfport Energy Corp.(a)	30,100	791,630

Halcon Resources Corp.(a)	192,859	1,481,157

Kodiak Oil & Gas Corp.(a)	83,741	748,645

Midstates Petroleum Co., Inc.(a)	105,000	855,750

Penn Virginia Corp.	85,147	520,248

Renewable Energy Group, Inc.(a)	54,223	288,466

Rex Energy Corp.(a)	50,630	627,306

Rosetta Resources, Inc.(a)	14,690	630,789

Swift Energy Co.(a)	82,590	1,609,679

Targa Resources Corp.	17,142	776,018

Total		13,627,287

Total Energy		23,032,164

Financials 20.3%
Capital Markets 1.1%

Apollo Investment Corp.	76,697	615,110

Financial Engines, Inc.(a)	110,062	2,344,320

GAMCO Investors, Inc., Class A	19,210	866,371

Medley Capital Corp.	57,933	758,343

Total		4,584,144

Commercial Banks 6.3%

Associated Banc-Corp.	83,400	1,080,864

BancorpSouth, Inc.	47,746	703,776

Citizens Republic Bancorp, Inc.(a)	52,500	1,074,675

Community Bank System, Inc.	54,053	1,515,646

Community Trust Bancorp, Inc.	20,360	700,180

FNB Corp.	122,232	1,338,441

Iberiabank Corp.	25,501	1,196,252

Independent Bank Corp.	52,183	1,521,656

National Penn Bancshares, Inc.	120,127	1,069,130

Old National Bancorp	98,590	1,301,388

Prosperity Bancshares, Inc.	33,730	1,420,033

Renasant Corp.	50,700	927,303

Sandy Spring Bancorp, Inc.	105,377	1,932,614

Common Stocks (continued)
Issuer	Shares	Value ($)

Sterling Bancorp	141,981	1,409,871

Susquehanna Bancshares, Inc.	119,000	1,250,690

SVB Financial Group(a)	25,485	1,477,875

Texas Capital Bancshares, Inc.(a)	33,500	1,541,670

Umpqua Holdings Corp.	119,290	1,507,826

Webster Financial Corp.	41,280	878,439

WesBanco, Inc.	44,053	895,157

Wintrust Financial Corp.	22,700	849,207

Total		25,592,693

Diversified Financial Services 0.5%

MarkeTaxess Holdings, Inc.	63,330	2,062,658

Insurance 5.2%

Alterra Capital Holdings Ltd.	105,546	2,424,392

American Equity Investment Life Holding Co.	90,000	1,040,400

AMERISAFE, Inc.(a)	57,500	1,445,550

Amtrust Financial Services, Inc.	233,869	6,096,960

Argo Group International Holdings Ltd.	29,235	864,186

CNO Financial Group, Inc.	152,000	1,352,800

First American Financial Corp.	76,910	1,482,056

Hanover Insurance Group, Inc. (The)	32,460	1,158,497

Maiden Holdings Ltd.	108,210	993,368

National Financial Partners Corp.(a)	89,000	1,311,860

Platinum Underwriters Holdings Ltd.	25,800	1,025,292

ProAssurance Corp.	9,145	816,008

Symetra Financial Corp.	110,000	1,344,200

Total		21,355,569

Real Estate Investment Trusts (REITs) 5.4%

American Assets Trust, Inc.	63,000	1,717,380

BioMed Realty Trust, Inc.	127,883	2,369,672

Brandywine Realty Trust	89,155	1,087,691

Capstead Mortgage Corp.	57,000	817,380

CBL & Associates Properties, Inc.	43,000	918,910

Colonial Properties Trust	48,780	1,069,258

Colony Financial, Inc.	63,750	1,224,637

Cousins Properties, Inc.	140,590	1,123,314

CubeSmart	128,403	1,656,399

First Industrial Realty Trust, Inc.(a)	113,000	1,457,700

Glimcher Realty Trust	70,080	734,438

Hersha Hospitality Trust	176,850	880,713

Highwoods Properties, Inc.	24,680	804,815

Kilroy Realty Corp.	32,731	1,545,231

LaSalle Hotel Properties	42,772	1,165,537

MFA Financial, Inc.	86,382	707,469

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Omega Healthcare Investors, Inc.	34,964	839,835

Post Properties, Inc.	13,693	699,028

Sun Communities, Inc.	22,050	1,010,110

Total		21,829,517

Thrifts & Mortgage Finance 1.8%

EverBank Financial Corp.	88,000	1,044,560

Flushing Financial Corp.	49,361	752,262

Nationstar Mortgage Holdings, Inc.(a)	24,884	674,854

Northwest Bancshares, Inc.	126,000	1,522,080

Ocwen Financial Corp.(a)	32,367	832,803

Oritani Financial Corp.	75,000	1,097,250

Provident Financial Services, Inc.	79,860	1,233,038

Total		7,156,847

Total Financials		82,581,428

Health Care 13.4%
Biotechnology 2.1%

Affymax, Inc.(a)	57,211	1,012,063

Alkermes PLC(a)	41,053	753,323

Ariad Pharmaceuticals, Inc.(a)	53,210	1,093,998

Cepheid, Inc.(a)	21,638	816,618

Cubist Pharmaceuticals, Inc.(a)	17,032	786,878

Genomic Health, Inc.(a)	18,521	638,234

Medivation, Inc.(a)	9,018	945,627

Onyx Pharmaceuticals, Inc.(a)	13,310	957,255

Orexigen Therapeutics, Inc.(a)	126,812	566,850

Pharmacyclics, Inc.(a)	14,561	974,422

Total		8,545,268

Health Care Equipment & Supplies 5.4%

ABIOMED, Inc.(a)	241,361	5,389,591

Align Technology, Inc.(a)	19,492	661,753

Analogic Corp.	10,090	701,356

CONMED Corp.	49,000	1,323,980

Cooper Companies, Inc. (The)	9,872	827,767

Cyberonics, Inc.(a)	107,000	5,342,510

Cynosure Inc., Class A(a)	23,182	602,732

DexCom, Inc.(a)	110,280	1,466,724

Endologix, Inc.(a)	48,844	584,663

HeartWare International, Inc.(a)	9,415	843,302

ICU Medical, Inc.(a)	38,420	2,132,310

NuVasive, Inc.(a)	25,955	547,131

OraSure Technologies, Inc.(a)	69,655	676,350

Symmetry Medical, Inc.(a)	77,000	716,870

Total		21,817,039

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care Providers & Services 2.1%

Air Methods Corp.(a)	8,364	974,741

Bio-Reference Labs, Inc.(a)	25,878	675,933

Brookdale Senior Living, Inc.(a)	38,525	837,148

Ensign Group, Inc. (The)	20,555	605,139

HealthSouth Corp.(a)	29,864	683,886

Kindred Healthcare, Inc.(a)	111,000	1,238,760

Metropolitan Health Networks, Inc.(a)	100,000	804,000

Vanguard Health Systems, Inc.(a)	65,815	641,696

VCA Antech, Inc.(a)	48,000	928,320

WellCare Health Plans, Inc.(a)	21,500	1,218,835

Total		8,608,458

Health Care Technology 1.4%

MedAssets, Inc.(a)	72,766	1,242,115

Vocera Communications, Inc.(a)	150,423	4,235,912

Total		5,478,027

Life Sciences Tools & Services 1.5%

ICON PLC, ADR(a)	43,600	999,312

Luminex Corp.(a)	172,180	3,329,961

PAREXEL International Corp.(a)	59,937	1,725,587

Total		6,054,860

Pharmaceuticals 0.9%

Akorn, Inc.(a)	52,575	727,638

Auxilium Pharmaceuticals, Inc.(a)	27,743	646,412

Pacira Pharmaceuticals, Inc.(a)	37,580	682,453

Salix Pharmaceuticals Ltd.(a)	12,339	542,422

Santarus, Inc.(a)	88,518	547,041

Vivus, Inc.(a)	29,948	642,385

Total		3,788,351

Total Health Care		54,292,003

Industrials 15.8%
Aerospace & Defense 1.0%

DigitalGlobe, Inc.(a)	36,383	755,675

Hexcel Corp.(a)	115,583	2,620,267

Triumph Group, Inc.	9,836	584,553

Total		3,960,495

Air Freight & Logistics 0.1%

Pacer International, Inc.(a)	114,821	470,766

Airlines 0.6%

Alaska Air Group, Inc.(a)	29,900	1,003,145

Spirit Airlines, Inc.(a)	26,696	521,907

U.S. Airways Group, Inc.(a)	93,896	1,000,931

Total		2,525,983

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Building Products 0.5%

AO Smith Corp.	13,157	719,819

USG Corp.(a)	54,728	1,125,208

Total		1,845,027

Commercial Services & Supplies 4.4%

Cenveo, Inc.(a)	189,218	380,328

Deluxe Corp.	60,000	1,702,200

Encore Capital Group, Inc.(a)	21,535	603,626

Geo Group, Inc. (The)	74,175	1,951,544

Healthcare Services Group, Inc.	38,319	811,213

Herman Miller, Inc.	68,640	1,342,598

Portfolio Recovery Associates, Inc.(a)	76,603	7,687,111

Sykes Enterprises, Inc.(a)	78,530	1,059,370

TMS International Corp., Class A(a)	77,044	775,833

Unifirst Corp.	9,058	575,274

United Stationers, Inc.	40,308	975,051

Total		17,864,148

Construction & Engineering 0.5%

EMCOR Group, Inc.	68,975	1,905,779

Electrical Equipment 0.2%

Brady Corp., Class A	30,670	861,214

Industrial Conglomerates 0.1%

Carlisle Companies, Inc.	11,521	603,009

Machinery 3.5%

Chart Industries, Inc.(a)	11,726	818,475

Commercial Vehicle Group, Inc.(a)	392,820	3,319,329

Middleby Corp.(a)	43,022	4,953,983

Mueller Industries, Inc.	18,280	787,868

NACCO Industries, Inc., Class A	7,300	776,720

Robbins & Myers, Inc.	14,000	837,480

Trinity Industries, Inc.	36,000	1,020,240

Valmont Industries, Inc.	6,105	773,809

Wabash National Corp.(a)	153,000	1,023,570

Total		14,311,474

Professional Services 1.5%

Advisory Board Co. (The)(a)	95,938	4,252,932

Navigant Consulting, Inc.(a)	104,000	1,149,200

On Assignment, Inc.(a)	44,808	739,780

Total		6,141,912

Road & Rail 1.7%

Amerco, Inc.	6,489	603,801

Avis Budget Group, Inc.(a)	41,743	685,420

Heartland Express, Inc.	89,580	1,166,332

Old Dominion Freight Line, Inc.(a)	18,774	840,700

Common Stocks (continued)
Issuer	Shares	Value ($)

Saia, Inc.(a)	32,009	694,595

Swift Transportation Co.(a)	87,000	709,050

Werner Enterprises, Inc.	108,588	2,416,083

Total		7,115,981

Trading Companies & Distributors 1.7%

Beacon Roofing Supply, Inc.(a)	73,820	2,077,295

Houston Wire & Cable Co.	65,813	721,969

Textainer Group Holdings Ltd.	30,000	1,059,600

Titan Machinery, Inc.(a)	34,000	783,700

United Rentals, Inc.(a)	47,769	1,543,416

WESCO International, Inc.(a)	9,989	577,164

Total		6,763,144

Total Industrials		64,368,932

Information Technology 17.9%
Communications Equipment 0.3%

Ciena Corp.(a)	55,484	758,466

Procera Networks, Inc.(a)	30,145	638,773

Total		1,397,239

Computers & Peripherals 0.4%

NCR Corp.(a)	27,845	623,450

QLogic Corp.(a)	88,070	1,071,812

Total		1,695,262

Electronic Equipment, Instruments & Components 2.8%

Anixter International, Inc.	37,740	2,269,306

Electro Scientific Industries, Inc.	93,270	1,143,490

FEI Co.	92,384	4,961,945

OSI Systems, Inc.(a)	10,679	791,314

Rofin-Sinar Technologies, Inc.(a)	26,600	578,018

Rogers Corp.(a)	27,000	1,074,330

TTM Technologies, Inc.(a)	59,644	632,226

Total		11,450,629

Internet Software & Services 0.8%

Cornerstone OnDemand, Inc.(a)	23,704	635,504

Liquidity Services, Inc.(a)	11,266	590,226

Saba Software, Inc.(a)	120,000	1,128,000

Web.com Group, Inc.(a)	47,542	791,574

Total		3,145,304

IT Services 2.9%

Acxiom Corp.(a)	72,870	1,243,162

Booz Allen Hamilton Holdings Corp.	66,054	1,212,751

Cardtronics, Inc.(a)	58,970	1,665,903

FleetCor Technologies, Inc.(a)	14,740	636,473

Global Cash Access Holdings, Inc.(a)	268,300	2,057,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Heartland Payment Systems, Inc.	21,382	649,585

Lender Processing Services, Inc.	43,000	1,207,010

MAXIMUS, Inc.	14,817	805,897

NeuStar, Inc., Class A(a)	57,598	2,163,957

Total		11,642,599

Semiconductors & Semiconductor Equipment 4.1%

Cirrus Logic, Inc.(a)	58,509	2,438,070

Fairchild Semiconductor International, Inc.(a)	73,500	1,067,220

IXYS Corp.(a)	90,494	880,507

Kulicke & Soffa Industries, Inc.(a)	127,000	1,438,910

Lattice Semiconductor Corp.(a)	189,340	736,533

Mellanox Technologies Ltd.(a)	47,160	5,394,632

Micrel, Inc.	82,268	817,744

Microsemi Corp.(a)	29,098	579,341

Silicon Image, Inc.(a)	165,000	780,450

Teradyne, Inc.(a)	47,108	735,827

Ultra Clean Holdings(a)	60,537	355,957

Ultratech, Inc.(a)	18,421	607,525

Veeco Instruments, Inc.(a)	21,831	748,803

Total		16,581,519

Software 6.6%

ACI Worldwide, Inc.(a)	15,481	671,566

Aspen Technology, Inc.(a)	39,725	968,496

BroadSoft, Inc.(a)	94,690	3,428,725

CommVault Systems, Inc.(a)	16,477	830,770

Ellie Mae, Inc.(a)	88,380	2,277,553

Envivio, Inc.(a)	73,000	191,990

EPIQ Systems, Inc.	75,000	879,000

Fortinet, Inc.(a)	24,199	641,515

Informatica Corp.(a)	74,140	2,416,964

Jive Software, Inc.(a)	85,603	1,291,749

Manhattan Associates, Inc.(a)	13,105	662,851

Mentor Graphics Corp.(a)	123,819	2,046,728

Netscout Systems, Inc.(a)	80,137	1,903,254

NetSuite, Inc.(a)	13,208	751,271

SolarWinds, Inc.(a)	13,146	721,452

Sourcefire, Inc.(a)	86,264	4,476,239

Tangoe, Inc.(a)	29,531	478,402

Tyler Technologies, Inc.(a)	17,525	705,557

Ultimate Software Group, Inc.(a)	9,836	975,633

VirnetX Holding Corp.(a)	15,306	398,109

Total		26,717,824

Total Information Technology		72,630,376

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 3.4%
Chemicals 1.1%

American Vanguard Corp.	27,105	797,429

Cytec Industries, Inc.	24,260	1,661,082

Koppers Holdings, Inc.	26,760	867,292

PolyOne Corp.	78,540	1,239,361

Total		4,565,164

Construction Materials 0.1%

Texas Industries, Inc.	13,881	540,804

Containers & Packaging 0.3%

Boise, Inc.	144,000	1,084,320

Metals & Mining 0.9%

Metals U.S.A. Holdings Corp.(a)	92,000	1,268,680

Reliance Steel & Aluminum Co.	18,780	965,856

RTI International Metals, Inc.(a)	22,461	487,179

Worthington Industries, Inc.	45,000	940,500

Total		3,662,215

Paper & Forest Products 1.0%

Clearwater Paper Corp.(a)	24,000	905,280

Neenah Paper, Inc.	62,885	1,755,120

Schweitzer-Mauduit International, Inc.	39,000	1,258,920

Total		3,919,320

Total Materials		13,771,823

Telecommunication Services 0.2%
Diversified Telecommunication Services 0.2%

8x8, Inc.(a)	111,077	657,576

Total Telecommunication Services		657,576

Utilities 2.7%
Electric Utilities 1.1%

Cleco Corp.	24,020	983,138

Pinnacle West Capital Corp.	16,260	835,276

Portland General Electric Co.	39,689	1,065,253

UIL Holdings Corp.	48,000	1,688,640

Total		4,572,307

Gas Utilities 1.0%

New Jersey Resources Corp.	38,374	1,719,539

South Jersey Industries, Inc.	30,000	1,518,600

Southwest Gas Corp.	15,700	671,175

Total		3,909,314

Multi-Utilities 0.6%

Avista Corp.	64,484	1,637,894

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Vectren Corp.	35,625	1,004,981

Total		2,642,875

Total Utilities		11,124,496

Total Common Stocks
(Cost: $378,531,309)		386,275,651

Money Market Funds 4.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.164%(b)(c)	19,091,625	19,091,625

Total Money Market Funds (Cost: $19,091,625)		19,091,625

Total Investments
(Cost: $397,622,934)		405,367,276

Other Assets & Liabilities, Net		625,054

Net Assets		405,992,330

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at August 31, 2012.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	300,959,091	(281,887,466)	—	19,091,625	—	10,307	19,091,625

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used-to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within-the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair-value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	56,320,395	—	—	56,320,395

Consumer Staples	7,496,458	—	—	7,496,458

Energy	23,032,164	—	—	23,032,164

Financials	82,581,428	—	—	82,581,428

Health Care	54,292,003	—	—	54,292,003

Industrials	64,368,932	—	—	64,368,932

Information Technology	72,630,376	—	—	72,630,376

Materials	13,771,823	—	—	13,771,823

Telecommunication Services	657,576	—	—	657,576

Utilities	11,124,496	—	—	11,124,496

Total Equity Securities	386,275,651	—	—	386,275,651

Other

Money Market Funds	19,091,625	—	—	19,091,625

Total Other	19,091,625	—	—	19,091,625

Total	405,367,276	—	—	405,367,276

See	the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Assets and Liabilities

August 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $378,531,309)	$386,275,651

Affiliated issuers (identified cost $19,091,625)	19,091,625

Total investments (identified cost $397,622,934)	405,367,276

Receivable for:

Investments sold	1,610,947

Capital shares sold	1,609,280

Dividends	229,930

Expense reimbursement due from Investment Manager	3,574

Prepaid expenses	5,844

Trustees’ deferred compensation plan	236

Other assets	23,144

Total assets	408,850,231

Liabilities

Payable for:

Investments purchased	1,195,119

Capital shares purchased	947,605

Investment management fees	9,714

Distribution and service fees	2,757

Transfer agent fees	119,936

Administration fees	882

Compensation of board members	2,919

Chief compliance officer expenses	38

Other expenses	157,534

Trustees’ deferred compensation plan	236

Other liabilities	421,161

Total liabilities	2,857,901

Net assets applicable to outstanding capital stock	$405,992,330

Represented by

Paid-in capital	$406,145,103

Accumulated net investment loss	(5,088)

Accumulated net realized loss	(7,892,027)

Unrealized appreciation (depreciation) on:

Investments	7,744,342

Total — representing net assets applicable to outstanding capital stock	$405,992,330

Class A

Net assets	$405,992,330

Shares outstanding	40,306,999

Net asset value per share	$10.07

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Operations

Year Ended August 31, 2012(a)

Net investment income

Income:

Dividends — unaffiliated issuers	$1,480,511

Dividends — affiliated issuers	10,307

Foreign taxes withheld	(987)

Total income	1,489,831

Expenses:

Investment management fees	1,163,423

Service fees

Class A	329,302

Transfer agent fees

Class A	528,152

Administration fees	105,377

Compensation of board members	6,860

Custodian fees	17,427

Printing and postage fees	89,205

Registration fees	54,650

Professional fees	17,014

Chief compliance officer expenses	95

Other	14,421

Total expenses	2,325,926

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(560,869)

Total net expenses	1,765,057

Net investment loss	(275,226)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(7,892,027)

Net realized loss	(7,892,027)

Net change in unrealized appreciation (depreciation) on:

Investments	7,744,342

Net change in unrealized appreciation (depreciation)	7,744,342

Net realized and unrealized loss	(147,685)

Net decrease in net assets from operations	$(422,911)

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Changes in Net Assets

Year Ended August 31, 2012(a)
Operations

Net investment loss	$(275,226)

Net realized loss	(7,892,027)

Net change in unrealized appreciation (depreciation)	7,744,342

Net decrease in net assets resulting from operations	(422,911)

Increase (decrease) in net assets from capital stock activity	406,395,241

Total increase in net assets	405,972,330

Net assets at beginning of year	20,000

Net assets at end of year	$405,992,330

Accumulated net investment loss	$(5,088)

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)
	Shares	Dollars($)
Capital stock activity

Class A shares

Subscriptions	42,801,363	430,642,561

Redemptions	(2,496,364)	(24,247,320)

Net increase	40,304,999	406,395,241

Total net increase	40,304,999	406,395,241

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended August 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment loss	(0.01)
Net realized and unrealized gain	0.08	(b)

Total from investment operations	0.07

Net asset value, end of period	$10.07

Total return	0.70%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.77	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.34	%(d)

Net investment loss	(0.21	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$405,992

Portfolio turnover	26%

Notes to Financial Highlights

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 14, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Class A shares of the Fund, which represented the initial capital at $10.00 per share. Shares of the Fund were first offered to the public on April 20, 2012.

These financial statements cover the period from April 20, 2012 (commencement of operations) to August 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

20	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2012	21

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.90% to 0.80% as the Fund’s net assets increase. The annualized effective investment management fee rate for the period ended August 31, 2012 was 0.88% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM), EAM Investors, LLC and RS Investment Management Co. LLC (RS Investments), each of which subadvises a portion of the assets of the Fund. In addition, Real Estate Management Services Group provides advisory services with respect to REITs in DGHM’s sleeve of investments. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board, of the allocation that is in the best interests of the shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Effective October 1, 2012, Conestega Capital Advisors, LLC replaced RS Investments as the subadviser of the portion of the Fund for which RS Investments was responsible for day-to-day investment decisions.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended August 31, 2012 was 0.08% of the Fund’s average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended August 31, 2012, the Fund’s annualized effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.40%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are

22	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2012

calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.34% of Class A shares’ average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, capital loss carryforwards, Trustees’ deferred compensation, non-deductible expenses, and net operating loss reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$270,138
Accumulated net realized loss	—
Paid-in capital	(270,138)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the period ended August 31, 2012 there were no distributions.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Unrealized appreciation	6,515,845

At August 31, 2012, the cost of investments for federal income tax purposes was $398,851,431 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,381,102
Unrealized depreciation	(18,865,257)
Net unrealized appreciation	$6,515,845

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	6,663,530
Unlimited long-term	—
Total	6,663,530

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $477,396,530 and $90,973,194, respectively, for the period ended August 31, 2012.

Annual Report 2012	23

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned nearly 100% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended August 31, 2012.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and

the Shareholders of Active Portfolios® Multi-Manager Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Small Cap Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2012

Annual Report 2012	25

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None
John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

26	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.
Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012	27

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.
Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.
Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).
Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.
Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.
Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.
Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.
Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

28	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On March 7, 2012, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved, for an initial two-year term, the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) and the Subadvisory Agreements (the “Subadvisory Agreements”) with Dalton, Greiner, Hartman, Maher & Co., LLC, EAM Investors, LLC and RS Investment Management Co. LLC (the “Subadvisers”) with respect to Active Portfolios® Multi-Manager Small Cap Equity Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board requested and evaluated materials from the Investment Manager and the Subadvisers regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on October 25, 2011, February 17, 2012 and March 6, 2012 and at the Board meeting held on March 7, 2012. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On March 6, 2012, the Committee recommended that the Board approve the Agreements. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager and the Subadvisers believed reasonably necessary to evaluate and to determine whether to approve the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

>

Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and the Subadvisers, and other personnel proposed to provide investment management, administrative and other services to the Fund;

>

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer, to be provided under a separate Administrative Services Agreement;

>	The terms and conditions of the Agreements;

>

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

>

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

>	The advisory fees and total expenses of the existing Columbia Funds from which assets are expected to be redeemed in connection with the investment of seed capital in the Fund;

>	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices; and

>

Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by an independent third-party data provider to be in the same peer group or universe of funds.

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadvisers and their affiliates under the Agreements and under separate agreements for the provision of

Annual Report 2012	29

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and their affiliates. The Committee and the Board considered, among other things, the Investment Manager’s and the Subadvisers’ ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, trade execution services and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board considered the scope of services to be provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund’s proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board also took into account the fee waiver and expense limitation arrangements that the Investment Manager would observe during the Fund’s first two years, and the advisory fees and total expense ratios of comparable funds identified by an independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee’s and the Board’s next review and continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager and the Subadvisers regarding their financial condition. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to the Subadvisers of their relationships with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a peer group and a universe of comparable funds. However, the Committee and the Board expected to consider, in connection with their next review and continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of a benchmark and a group of comparable funds, as determined by an independent third party data provider.

30	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated performance of the Fund supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager and the Subadvisers of services to the Fund, to groups of related funds, and to the Investment Manager’s and the Subadvisers’ investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager and/or the Subadvisers in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements, and considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under such new subadvisory agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on the Subadvisers’ ability to manage assets might have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these issues, the Committee and the Board also considered the costs of the services to be provided (both on an absolute and relative basis) by the Investment Manager and its affiliates, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the proposed Agreements. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Agreements.

Annual Report 2012	31

Active Portfolios® Multi-Manager Small Cap Equity Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

32	Annual Report 2012

Active Portfolios® Multi-Manager Small Cap Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012	33

Active Portfolios® Multi-Manager Small Cap Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1846 A (10/12)

Annual Report

August 31, 2012

Columbia Balanced Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Balanced Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Balanced Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	31
Statement of Operations	33
Statement of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	53
Federal Income Tax Information	54
Trustees and Officers	55
Board Consideration and Approval of Advisory Agreement	58
Important Information About This Report	65

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Balanced Fund

Performance Overview

Performance Summary

>  Columbia Balanced Fund (the Fund) Class A shares returned 13.14% excluding sales charges for the 12-month period ended August 31, 2012.

>  The Fund's equity benchmark, the S&P 500 Index, returned 18.00% during the period while the Fund's fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.78%.

>  During a period of strong returns for the equity markets, an overweight in equities aided Fund performance.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	11/01/02
Excluding sales charges		13.14	5.32	6.90
Including sales charges		6.64	4.08	6.27
Class B*	11/01/02
Excluding sales charges		12.30	4.52	6.09
Including sales charges		7.30	4.19	6.09
Class C*	10/13/03
Excluding sales charges		12.34	4.52	6.12
Including sales charges		11.34	4.52	6.12
Class R*	09/27/10	12.87	5.04	6.65
Class R4*	03/07/11	13.26	5.34	6.94
Class R5*	03/07/11	13.52	5.60	7.20
Class Z	10/01/91	13.42	5.57	7.19
Barclays U.S. Aggregate Bond Index		5.78	6.66	5.48
S&P 500 Index		18.00	1.28	6.51

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012

Columbia Balanced Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012

Columbia Balanced Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2012, the Fund's Class A shares returned 13.14% excluding sales charges. The S&P 500 Index returned 18.00% and the Barclays U.S. Aggregate Bond Index returned 5.78% for the same time period. Both equity and fixed-income portions of the Fund performed well versus their individual benchmarks. Results were also aided by an overweight in equities relative to the Fund's target allocation throughout the period.

Strong Market Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and second quarter growth was just 1.3%. Job growth was strong early in 2012, but has been uneven over the past few months. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, the August jobs figure was lower than expected and manufacturing activity — the one consistent bright spot throughout this recovery — has slipped. A widely followed measure of consumer confidence from The Conference Board rose in the first half of the period, then generally fell in the second half in response to shifting economic prospects. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market began the period on the upswing. Larger-cap, more defensive stocks led the rally, which broadened to include mid- and small-caps into 2012 on solid corporate earnings, a better housing market and growing investor confidence. Volatility increased in the spring as worries over the sovereign debt problems in Europe and the economy at home resurfaced. Stock prices fell sharply in the second quarter of 2012 before regaining ground in the final months of the reporting period.

Equity Holdings Generated Solid Results

The Fund's equity component performed in line with its benchmark, aided by several specific large-cap holdings. In telecommunications, the Fund's purchase of Sprint paid off when the investment community took a more favorable view of the company's "Project Vision" restructuring program. In technology, holdings such as eBay and Apple easily topped the market, as did Home Depot in the consumer cyclicals sector. CVS/Caremark and Philip Morris International also outpaced the overall market.

On the downside, we emphasized energy service companies such as Schlumberger, Halliburton, and Baker Hughes, within the energy sector. However, they underperformed amid industry-wide overcapacity in pressure pumping. Basic materials company Celanese was another disappointment, declining sharply when demand from China proved weaker than expected. Investments in the financial sector were also a drag on overall performance.

Portfolio Management

Guy Pope, CFA

Leonard Aplet, CFA

Brian Lavin, CFA

Ronald Stahl, CFA

Gregory Liechty

Top Ten Holdings (%) (at August 31, 2012)
Federal Home Loan Mortgage Corp. 3.500% 09/01/2042	4.4
Apple, Inc.	3.8
Berkshire Hathaway, Inc., Class B	2.3
Google, Inc., Class A	1.9
Johnson & Johnson	1.9
Exxon Mobil Corp.	1.8
Federal Home Loan Mortgage Corp. 4.000% 09/01/2042	1.7
Philip Morris International, Inc.	1.6
Wells Fargo & Co.	1.5
Chevron Corp.	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012

Columbia Balanced Fund

Manager Discussion of Fund Performance (continued)

Fixed-Income Component Outperforms

The fixed-income portion of the portfolio outperformed its benchmark, but the dynamics of the marketplace differed markedly from the equity side. Yields from Treasury securities were stuck at historically low levels, and investors were rewarded for seeking extra yields from riskier sectors of the market. In this environment, the Fund's investments in corporate bonds, asset-backed securities and collateralized mortgage-backed securities aided overall performance. A small position in high-yield bonds also paid off. High-yield issuers made tremendous progress in reducing their interest burden and increasing liquidity, and default rates came in below historical norms.

The Fund's overall fixed income duration was shorter than the benchmark's, which created a slight drag on performance as interest rates declined. However, that drag was mostly offset by the portfolio's above-benchmark weight at the longer end of the yield curve, which benefited performance. Duration is a measure of interest rate sensitivity.

Looking Ahead

Given the prevailing low yields on fixed income securities, we currently expect investors to continue to favor equities. However, our optimism must also strike a cautious note, as political gridlock, the looming expiration of tax breaks and other stimulus measures and an uncertain global recovery are all potential headwinds with which investors must cope. We anticipate some interest-rate volatility, but we also expect domestic monetary policy to remain accommodative for the foreseeable future as unemployment remains high and the housing market continues its recovery. Although we don't expect the Federal Reserve to raise short-term borrowing rates, we view interest rates to be low enough to limit any meaningful upside in Treasury prices and therefore plan to keep the duration of the fixed-income portfolio shorter than that of the benchmark.

Portfolio Breakdown (%) (at August 31, 2012)
Asset-Backed Securities — Non-Agency	0.7
Commercial Mortgage-Backed Securities — Agency	2.3
Commercial Mortgage-Backed Securities — Non-Agency	2.9
Common Stocks	60.3
Consumer Discretionary	7.3
Consumer Staples	6.5
Energy	7.0
Financials	9.3
Health Care	9.0
Industrials	6.1
Information Technology	12.9
Materials	1.3
Telecommunication Services	0.9
Corporate Bonds & Notes	10.6
Consumer Discretionary	0.5
Consumer Staples	0.3
Energy	1.1
Financials	3.3
Health Care	0.7
Industrials	0.8
Materials	0.5
Telecommunication Services	1.9
Utilities	1.5
Foreign Government Obligations	0.7
Inflation-Indexed Bonds	0.3
Money Market Funds	7.7
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	12.3
Residential Mortgage-Backed Securities — Non-Agency	0.2
Senior Loans	0.1
U.S. Treasury Obligations	1.8
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

Annual Report 2012

Columbia Balanced Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.30	1,019.46	5.77	5.74	1.13
Class B	1,000.00	1,000.00	1,028.50	1,015.79	9.48	9.42	1.86
Class C	1,000.00	1,000.00	1,028.50	1,015.74	9.54	9.48	1.87
Class R	1,000.00	1,000.00	1,030.70	1,018.25	6.99	6.95	1.37
Class R4	1,000.00	1,000.00	1,032.60	1,019.96	5.26	5.23	1.03
Class R5	1,000.00	1,000.00	1,033.90	1,021.22	3.99	3.96	0.78
Class Z	1,000.00	1,000.00	1,033.60	1,020.81	4.40	4.37	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 63.8%

Issuer	Shares	Value ($)
Consumer Discretionary 7.8%
Auto Components 0.7%
Delphi Automotive PLC(a)	68,518	2,075,410
Johnson Controls, Inc.	233,452	6,352,229
Total		8,427,639
Hotels, Restaurants & Leisure 0.7%
McDonald's Corp.	89,659	8,023,584
Media 3.5%
Comcast Corp., Class A	351,306	11,779,290
DIRECTV(a)	152,442	7,940,704
Discovery Communications, Inc., Class A(a)	140,694	7,715,659
Viacom, Inc., Class B	306,816	15,343,868
Total		42,779,521
Multiline Retail 0.9%
Target Corp.	175,372	11,239,592
Specialty Retail 1.3%
Home Depot, Inc. (The)	168,143	9,542,115
Lowe's Companies, Inc.	208,920	5,950,042
Total		15,492,157
Textiles, Apparel & Luxury Goods 0.7%
Nike, Inc., Class B	82,781	8,059,558
Total Consumer Discretionary		94,022,051
Consumer Staples 6.9%
Beverages 2.0%
Diageo PLC, ADR	69,231	7,561,410
PepsiCo, Inc.	226,640	16,415,535
Total		23,976,945
Food & Staples Retailing 1.0%
CVS Caremark Corp.	259,745	11,831,385
Food Products 1.2%
Kraft Foods, Inc., Class A	361,458	15,011,351
Household Products 1.1%
Procter & Gamble Co. (The)	197,995	13,303,284
Tobacco 1.6%
Philip Morris International, Inc.	211,318	18,870,697
Total Consumer Staples		82,993,662

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 7.4%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	104,406	4,760,914
Halliburton Co.	312,109	10,224,691
National Oilwell Varco, Inc.	57,783	4,553,300
Weatherford International Ltd.(a)	256,403	3,015,299
Total		22,554,204
Oil, Gas & Consumable Fuels 5.5%
Apache Corp.	63,188	5,418,371
Chevron Corp.	160,799	18,035,216
ConocoPhillips	181,778	10,323,172
Devon Energy Corp.	139,995	8,095,911
Exxon Mobil Corp.	238,300	20,803,590
Noble Energy, Inc.	43,721	3,843,076
Total		66,519,336
Total Energy		89,073,540
Financials 9.8%
Capital Markets 3.0%
BlackRock, Inc.	59,563	10,505,126
Goldman Sachs Group, Inc. (The)	54,571	5,769,246
Invesco Ltd.	325,204	7,700,831
Morgan Stanley	298,172	4,472,580
State Street Corp.	196,892	8,190,707
Total		36,638,490
Commercial Banks 1.5%
Wells Fargo & Co.	533,480	18,154,324
Diversified Financial Services 1.8%
Citigroup, Inc.	236,955	7,039,933
JPMorgan Chase & Co.	402,610	14,952,936
Total		21,992,869
Insurance 3.5%
Aon PLC	299,220	15,547,471
Berkshire Hathaway, Inc., Class B(a)	318,128	26,830,916
Total		42,378,387
Total Financials		119,164,070

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 9.5%
Biotechnology 0.7%
Celgene Corp.(a)	111,421	8,026,769
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	172,254	10,107,865
Covidien PLC	156,445	8,768,742
Total		18,876,607
Health Care Providers & Services 2.3%
Cardinal Health, Inc.	179,599	7,103,141
CIGNA Corp.	135,983	6,223,942
Express Scripts Holding Co.(a)	138,639	8,681,574
Humana, Inc.	85,280	5,976,422
Total		27,985,079
Pharmaceuticals 4.9%
Abbott Laboratories	192,792	12,635,588
Johnson & Johnson	325,845	21,971,728
Merck & Co., Inc.	218,156	9,391,616
Pfizer, Inc.	663,953	15,841,918
Total		59,840,850
Total Health Care		114,729,305
Industrials 6.5%
Aerospace & Defense 1.3%
Honeywell International, Inc.	142,121	8,306,972
United Technologies Corp.	99,154	7,917,447
Total		16,224,419
Air Freight & Logistics 0.3%
FedEx Corp.	45,068	3,949,309
Industrial Conglomerates 2.6%
General Electric Co.	763,742	15,817,097
Tyco International Ltd.	269,829	15,212,959
Total		31,030,056
Machinery 0.9%
Eaton Corp.(b)	80,705	3,609,128
Stanley Black & Decker, Inc.	102,296	6,729,031
Total		10,338,159
Professional Services 0.7%
Nielsen Holdings NV(a)	312,932	8,774,613

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.7%
Union Pacific Corp.	65,057	7,900,522
Total Industrials		78,217,078
Information Technology 13.7%
Communications Equipment 1.2%
QUALCOMM, Inc.	233,783	14,368,303
Computers & Peripherals 4.5%
Apple, Inc.	67,903	45,171,792
EMC Corp.(a)	362,336	9,525,813
Total		54,697,605
Internet Software & Services 3.1%
eBay, Inc.(a)	307,351	14,589,952
Google, Inc., Class A(a)	32,841	22,499,041
Total		37,088,993
IT Services 2.2%
International Business Machines Corp.	66,593	12,975,646
Mastercard, Inc., Class A	31,973	13,521,382
Total		26,497,028
Office Electronics 0.4%
Xerox Corp.	641,887	4,730,707
Semiconductors & Semiconductor Equipment 0.6%
Skyworks Solutions, Inc.(a)	260,095	7,922,494
Software 1.7%
Electronic Arts, Inc.(a)	190,504	2,539,418
Microsoft Corp.	579,203	17,851,037
Total		20,390,455
Total Information Technology		165,695,585
Materials 1.3%
Chemicals 0.8%
Celanese Corp., Class A	95,614	3,658,192
Dow Chemical Co. (The)	107,086	3,138,691
EI du Pont de Nemours & Co.	63,610	3,164,597
Total		9,961,480
Metals & Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.	179,860	6,494,744
Total Materials		16,456,224

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 0.9%
Wireless Telecommunication Services 0.9%
Sprint Nextel Corp.(a)	1,042,284	5,055,078
Vodafone Group PLC, ADR	226,258	6,543,381
Total		11,598,459
Total Telecommunication Services		11,598,459
Total Common Stocks (Cost: $623,255,341)		771,949,974

Corporate Bonds & Notes 11.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(c) 04/01/18	11.000%	179,000	179,447
B/E Aerospace, Inc. Senior Unsecured 04/01/22	5.250%	107,000	111,815
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	104,000	111,280
03/15/21	7.125%	27,000	29,228
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	223,000	237,495
L-3 Communications Corp. 02/15/21	4.950%	1,100,000	1,211,291
Total			1,880,556
Automotive 0.1%
Allison Transmission, Inc.(b)(c) 05/15/19	7.125%	64,000	67,680
Chrysler Group LLC/Co-Issuer, Inc.(b) Secured 06/15/19	8.000%	80,000	84,400
06/15/21	8.250%	80,000	84,400
Dana Holding Corp. Senior Unsecured 02/15/19	6.500%	25,000	26,625
02/15/21	6.750%	39,000	41,925
Delphi Corp. 05/15/19	5.875%	95,000	102,600
05/15/21	6.125%	19,000	20,900
Lear Corp. 03/15/20	8.125%	15,000	16,781
03/15/18	7.875%	75,000	82,500

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Schaeffler Finance BV Senior Secured(c) 02/15/19	8.500%	90,000	99,225
Visteon Corp. 04/15/19	6.750%	216,000	219,510
Total			846,546
Banking 1.9%
Abbey National Treasury Services PLC Bank Guaranteed(d) 04/25/14	2.028%	1,525,000	1,484,319
BB&T Corp. Senior Unsecured(d) 04/28/14	1.147%	1,500,000	1,507,277
Bank of America Corp. Senior Unsecured 01/05/21	5.875%	840,000	944,142
Bear Stearns Companies LLC (The) Senior Unsecured 02/01/18	7.250%	1,600,000	1,995,931
Capital One Financial Corp. Senior Unsecured 06/01/15	5.500%	911,000	991,310
Citigroup, Inc. Senior Unsecured 05/15/18	6.125%	1,950,000	2,261,473
Goldman Sachs Group, Inc. (The) Senior Unsecured 01/18/18	5.950%	1,500,000	1,687,219
HSBC Holdings PLC Senior Unsecured 04/05/21	5.100%	1,350,000	1,552,901
ING Bank NV Senior Unsecured(c)(d) 06/09/14	1.810%	1,400,000	1,393,969
KeyCorp Senior Unsecured 03/24/21	5.100%	1,300,000	1,497,954
Lloyds TSB Bank PLC Bank Guaranteed 01/21/21	6.375%	1,300,000	1,506,584
Merrill Lynch & Co., Inc. Senior Unsecured 04/25/18	6.875%	675,000	787,344
Morgan Stanley Senior Unsecured 04/01/18	6.625%	1,600,000	1,766,949
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	62,000	68,510
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Bank Subordinated Notes(d) 04/29/20	3.778%	1,800,000	1,905,428
Wachovia Corp. Subordinated Notes 08/01/14	5.250%	1,500,000	1,613,693
Total			22,965,003
Brokerage —%
E*Trade Financial Corp. Senior Unsecured 12/01/15	7.875%	30,000	30,525
11/30/17	12.500%	128,000	146,080
Neuberger Berman Group LLC/Finance Corp.(c) Senior Unsecured 03/15/20	5.625%	37,000	39,035
03/15/22	5.875%	56,000	59,360
Total			275,000
Building Materials —%
Building Materials Corp. of America Senior Notes(c) 05/01/21	6.750%	111,000	121,267
Gibraltar Industries, Inc. 12/01/15	8.000%	57,000	58,568
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	86,000	86,000
Nortek, Inc. 12/01/18	10.000%	10,000	10,950
04/15/21	8.500%	55,000	58,438
Total			335,223
Chemicals 0.2%
Ashland, Inc. Senior Unsecured(c) 08/15/22	4.750%	42,000	42,105
Celanese U.S. Holdings LLC 06/15/21	5.875%	69,000	76,245
Dow Chemical Co. (The) Senior Unsecured 11/01/29	7.375%	778,000	1,054,968
Hexion US Finance Corp. Senior Secured 04/15/20	6.625%	111,000	112,110
Huntsman International LLC(b) 03/15/21	8.625%	42,000	48,090
Ineos Finance PLC Senior Secured(c) 05/15/15	9.000%	61,000	64,660

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JM Huber Corp. Senior Notes(c) 11/01/19	9.875%	80,000	88,700
Koppers, Inc. 12/01/19	7.875%	14,000	15,295
LyondellBasell Industries NV Senior Unsecured 11/15/21	6.000%	295,000	336,300
LyondellBasell Industries NV(b) Senior Unsecured 04/15/24	5.750%	201,000	227,633
MacDermid, Inc.(c) 04/15/17	9.500%	96,000	100,080
Nova Chemicals Corp. Senior Unsecured 11/01/19	8.625%	57,000	64,980
Polypore International, Inc. 11/15/17	7.500%	114,000	122,550
Total			2,353,716
Construction Machinery 0.2%
Ashtead Capital, Inc.(c) 07/15/22	6.500%	21,000	21,840
CNH Capital LLC(c) 11/01/16	6.250%	169,000	183,365
Case New Holland, Inc. 12/01/17	7.875%	151,000	177,425
Caterpillar Financial Services Corp. Senior Unsecured 06/01/22	2.850%	1,520,000	1,584,147
Columbus McKinnon Corp. 02/01/19	7.875%	87,000	92,437
H&E Equipment Services, Inc.(c) 09/01/22	7.000%	31,000	32,163
Manitowoc Co., Inc. (The)(b) 11/01/20	8.500%	59,000	65,342
Neff Rental LLC/Finance Corp. Secured(c) 05/15/16	9.625%	84,000	84,210
UR Merger Sub Corp. 12/15/19	9.250%	99,000	111,127
06/15/16	10.875%	9,000	10,069
Senior Unsecured 11/15/19	10.250%	25,000	28,313
02/01/21	8.250%	38,000	41,610
UR Merger Sub Corp.(c) 05/15/20	7.375%	45,000	47,700
04/15/22	7.625%	114,000	123,405
Secured 07/15/18	5.750%	55,000	58,163
Total			2,661,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services —%
Goodman Networks, Inc. Senior Secured(c) 07/01/18	12.375%	81,000	85,050
Consumer Products —%
Jarden Corp. 01/15/20	7.500%	53,000	58,830
Libbey Glass, Inc.(c) 05/15/20	6.875%	30,000	31,950
Spectrum Brands, Inc.(c) 03/15/20	6.750%	96,000	100,800
Total			191,580
Diversified Manufacturing 0.1%
Actuant Corp.(c) 06/15/22	5.625%	40,000	41,200
Amsted Industries, Inc. Senior Notes(c) 03/15/18	8.125%	89,000	96,231
Ingersoll-Rand Global Holding Co., Ltd. 04/15/14	9.500%	235,000	264,524
Tomkins LLC/Inc. Secured 10/01/18	9.000%	49,000	54,635
United Technologies Corp. Senior Unsecured 06/01/22	3.100%	950,000	1,010,640
Total			1,467,230
Electric 0.9%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%	98,000	112,210
06/01/20	8.000%	65,000	75,725
Arizona Public Service Co. Senior Unsecured 04/01/42	4.500%	1,000,000	1,112,786
CMS Energy Corp. Senior Unsecured 12/15/15	6.875%	50,000	56,594
Calpine Corp. Senior Secured(c) 02/15/21	7.500%	208,000	230,880
Commonwealth Edison Co. 1st Mortgage 09/15/17	6.150%	775,000	945,189

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Energy Co. Senior Unsecured 04/15/33	6.375%	340,000	451,629
05/15/14	7.625%	600,000	666,737
Dominion Resources, Inc. Senior Unsecured 08/15/19	5.200%	985,000	1,175,514
GenOn Energy, Inc. Senior Unsecured(b) 10/15/18	9.500%	36,000	39,690
Indiana Michigan Power Co. Senior Unsecured 03/15/37	6.050%	700,000	877,477
Nevada Power Co. 08/01/18	6.500%	860,000	1,078,025
Ohio Edison Co. Senior Unsecured 07/15/36	6.875%	750,000	999,909
Pacific Gas & Electric Co. Senior Unsecured 03/01/37	5.800%	975,000	1,267,895
Progress Energy, Inc. Senior Unsecured 03/01/31	7.750%	650,000	921,764
TransAlta Corp. Senior Unsecured 01/15/15	4.750%	900,000	942,218
Total			10,954,242
Entertainment —%
AMC Entertainment, Inc. 12/01/20	9.750%	6,000	6,630
06/01/19	8.750%	77,000	84,315
Cinemark U.S.A., Inc 06/15/21	7.375%	14,000	15,645
Total			106,590
Environmental —%
Clean Harbors, Inc.(c) 08/01/20	5.250%	71,000	72,864
Food and Beverage 0.2%
Anheuser-Busch InBev Worldwide, Inc.(b)(d) 07/14/14	0.815%	1,450,000	1,458,314
Aramark Holdings Corp. Senior Unsecured PIK(c) 05/01/16	8.625%	22,000	22,523
Bacardi Ltd.(c) 04/01/14	7.450%	95,000	104,294

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Brands, Inc. 03/01/23	4.625%	16,000	16,280
Cott Beverages, Inc. 09/01/18	8.125%	9,000	9,911
Kraft Foods Group, Inc.(c) 06/06/22	3.500%	1,150,000	1,218,033
Total			2,829,355
Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Senior Secured(c) 02/15/20	8.500%	108,000	106,515
Chester Downs & Marina LLC Senior Secured(b)(c) 02/01/20	9.250%	57,000	57,570
MGM Resorts International 03/01/18	11.375%	93,000	107,183
Senior Secured 03/15/20	9.000%	82,000	91,840
Penn National Gaming, Inc. Senior Subordinated Notes 08/15/19	8.750%	8,000	8,930
ROC Finance LLC/Corp. Secured(c) 09/01/18	12.125%	114,000	129,960
Seminole Indian Tribe of Florida(c) 10/01/17	7.750%	65,000	71,500
Senior Secured 10/01/20	6.535%	51,000	52,827
Seneca Gaming Corp.(c) 12/01/18	8.250%	80,000	82,400
Tunica-Biloxi Gaming Authority Senior Unsecured(c) 11/15/15	9.000%	25,000	22,625
Total			731,350
Gas Distributors 0.1%
Atmos Energy Corp. Senior Unsecured 06/15/17	6.350%	425,000	515,560
Sempra Energy Senior Unsecured 06/01/16	6.500%	905,000	1,079,125
Total			1,594,685
Gas Pipelines 0.5%
El Paso LLC Senior Unsecured 06/15/14	6.875%	18,000	19,480
09/15/20	6.500%	264,000	298,650

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/32	7.750%	88,000	103,608
06/01/18	7.250%	14,000	16,135
Energy Transfer Partners LP Senior Unsecured 02/01/42	6.500%	900,000	1,021,338
Enterprise Products Operating LLC 02/01/41	5.950%	750,000	888,568
MarkWest Energy Partners LP/Finance Corp. 02/15/23	5.500%	89,000	91,002
06/15/22	6.250%	113,000	119,780
NiSource Finance Corp. 09/15/17	5.250%	880,000	1,021,371
Regency Energy Partners LP/Finance Corp. 12/01/18	6.875%	37,000	39,868
07/15/21	6.500%	97,000	103,790
Southern Natural Gas Co. LLC Senior Unsecured(c) 04/01/17	5.900%	825,000	971,298
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	168,000	170,940
TransCanada PipeLines Ltd.(d) 05/15/67	6.350%	245,000	260,488
Williams Partners LP/Finance Corp. Senior Unsecured 02/01/17	7.250%	870,000	1,053,948
Total			6,180,264
Health Care 0.5%
American Renal Associates Holdings, Inc. Senior Unsecured PIK 03/01/16	9.750%	11,068	11,926
American Renal Holdings, Inc. Senior Secured 05/15/18	8.375%	122,000	129,625
Biomet, Inc.(c) 08/01/20	6.500%	83,000	86,112
CHS/Community Health Systems, Inc. 11/15/19	8.000%	105,000	113,400
07/15/20	7.125%	78,000	81,705
CHS/Community Health Systems, Inc.(b) Senior Secured 08/15/18	5.125%	98,000	101,062
Cardinal Health, Inc. Senior Unsecured 06/15/15	4.000%	1,050,000	1,131,994
ConvaTec Healthcare E SA Senior Unsecured(c) 12/15/18	10.500%	145,000	154,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc. 08/15/22	5.750%	74,000	76,960
Emdeon, Inc.(c) 12/31/19	11.000%	84,000	95,760
Express Scripts Holding Co. 06/15/14	6.250%	1,032,000	1,128,566
Fresenius Medical Care U.S. Finance II, Inc.(c) 07/31/19	5.625%	27,000	28,856
Fresenius Medical Care U.S. Finance, Inc.(c) 02/15/21	5.750%	62,000	65,488
09/15/18	6.500%	37,000	41,486
HCA Holdings, Inc. Senior Unsecured(b) 05/15/21	7.750%	53,000	57,638
HCA, Inc. 02/15/22	7.500%	104,000	115,700
Senior Secured 02/15/20	6.500%	110,000	120,862
02/15/20	7.875%	24,000	26,790
09/15/20	7.250%	200,000	221,625
Hanger, Inc. 11/15/18	7.125%	62,000	64,635
Health Management Associates, Inc.(c) 01/15/20	7.375%	86,000	92,020
HealthSouth Corp. 02/15/20	8.125%	63,000	69,379
09/15/22	7.750%	5,000	5,463
Hologic, Inc.(b)(c) 08/01/20	6.250%	30,000	31,763
Hospira, Inc. Senior Unsecured 03/30/17	6.050%	750,000	864,705
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	166,000	158,322
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured(c) 11/01/18	10.500%	40,000	40,700
Multiplan, Inc.(c) 09/01/18	9.875%	140,000	153,650
PSS World Medical, Inc. 03/01/22	6.375%	14,000	14,805
Physio-Control International, Inc. Senior Secured(c) 01/15/19	9.875%	70,000	75,600
Physiotherapy Associates Holdings, Inc. Senior Unsecured(c) 05/01/19	11.875%	21,000	21,945
Radnet Management, Inc. 04/01/18	10.375%	32,000	32,240

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rural/Metro Corp. Senior Unsecured(c) 07/15/19	10.125%	44,000	44,000
STHI Holding Corp. Secured(c) 03/15/18	8.000%	46,000	48,990
Tenet Healthcare Corp. Senior Unsecured 08/01/20	8.000%	54,000	57,240
Truven Health Analytics, Inc. Senior Unsecured(c) 06/01/20	10.625%	40,000	42,700
United Surgical Partners International, Inc. Senior Unsecured(c) 04/01/20	9.000%	44,000	47,245
Universal Hospital Services, Inc. Secured(c) 08/15/20	7.625%	26,000	27,365
VWR Funding, Inc.(c)(e) 09/15/17	7.250%	48,000	48,300
Vanguard Health Holding Co. II LLC/Inc. 02/01/18	8.000%	132,000	138,600
Vanguard Health Holding Co. II LLC/Inc.(b) 02/01/19	7.750%	52,000	54,210
Vanguard Health Holding Co. II LLC/Inc.(c) 02/01/19	7.750%	33,000	34,403
Total			5,958,260
Healthcare Insurance 0.1%
AMERIGROUP Corp. Senior Unsecured 11/15/19	7.500%	71,000	82,715
CIGNA Corp. Senior Unsecured 02/15/42	5.375%	1,100,000	1,245,751
Total			1,328,466
Home Construction —%
KB Home 09/15/22	7.500%	26,000	26,780
KB Home(b) 03/15/20	8.000%	35,000	37,538
Meritage Homes Corp. 04/01/22	7.000%	30,000	31,500
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	71,000	78,987

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./ Monarch Communities, Inc.(c) 04/15/20	7.750%	21,000	22,208
Taylor Morrison Communities, Inc./Monarch(c) 04/15/20	7.750%	65,000	68,737
Total			265,750
Independent Energy 0.8%
Antero Resources Finance Corp. 12/01/17	9.375%	5,000	5,513
08/01/19	7.250%	17,000	18,148
Canadian Natural Resources Ltd. Senior Unsecured 05/15/17	5.700%	1,000,000	1,185,275
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	116,000	123,830
Chaparral Energy, Inc. 10/01/20	9.875%	35,000	39,725
Chaparral Energy, Inc.(c) 11/15/22	7.625%	23,000	24,323
Chesapeake Energy Corp. 02/15/21	6.125%	117,000	116,122
Chesapeake Energy Corp.(b) 08/15/20	6.625%	166,000	170,565
Cimarex Energy Co. 05/01/22	5.875%	80,000	85,000
Comstock Resources, Inc. 06/15/20	9.500%	123,000	129,765
Concho Resources, Inc. 10/01/17	8.625%	83,000	91,507
01/15/21	7.000%	165,000	183,975
01/15/22	6.500%	19,000	20,520
Continental Resources, Inc. 04/01/21	7.125%	119,000	133,280
10/01/19	8.250%	1,000	1,130
09/15/22	5.000%	142,000	148,390
Continental Resources, Inc.(b)(c) 09/15/22	5.000%	122,000	127,185
EP Energy LLC/Everest Acquisition Finance, Inc.(c) 09/01/22	7.750%	13,000	13,033
EP Energy LLC/Finance, Inc.(b)(c) Senior Unsecured 05/01/20	9.375%	145,000	157,687
EP Energy LLC/Finance, Inc.(c) Senior Secured 05/01/19	6.875%	71,000	76,148
EnCana Corp. Senior Unsecured(b) 11/15/21	3.900%	1,100,000	1,133,236

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kodiak Oil & Gas Corp.(c) 12/01/19	8.125%	233,000	247,562
Laredo Petroleum, Inc. 02/15/19	9.500%	197,000	223,595
05/01/22	7.375%	23,000	24,725
MEG Energy Corp.(c) 03/15/21	6.500%	117,000	123,142
01/30/23	6.375%	43,000	44,828
Newfield Exploration Co. Senior Unsecured 07/01/24	5.625%	67,000	72,695
Nexen, Inc. Senior Unsecured 03/10/35	5.875%	1,025,000	1,183,844
Oasis Petroleum, Inc. 02/01/19	7.250%	109,000	114,995
11/01/21	6.500%	106,000	108,120
01/15/23	6.875%	61,000	62,525
Pioneer Natural Resources Co. Senior Unsecured 07/15/22	3.950%	1,000,000	1,040,401
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	41,000	46,330
10/01/22	5.375%	58,000	59,450
Range Resources Corp. 05/15/19	8.000%	45,000	49,725
08/01/20	6.750%	20,000	21,950
06/01/21	5.750%	53,000	56,379
08/15/22	5.000%	14,000	14,578
SM Energy Co. Senior Unsecured 11/15/21	6.500%	43,000	44,935
SM Energy Co.(c) Senior Unsecured 01/01/23	6.500%	31,000	32,318
SandRidge Energy, Inc.(c) 02/15/23	7.500%	31,000	31,155
Southwestern Energy Co. 02/01/18	7.500%	770,000	931,518
Whiting Petroleum Corp. 10/01/18	6.500%	5,000	5,381
Woodside Finance Ltd.(c) 05/10/21	4.600%	1,075,000	1,161,107
Total			9,685,615
Integrated Energy 0.1%
Petro-Canada Senior Unsecured 05/15/18	6.050%	935,000	1,139,638

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.4%
Hartford Financial Services Group, Inc. Senior Unsecured 04/15/22	5.125%	975,000	1,047,887
Lincoln National Corp. Senior Unsecured 07/01/19	8.750%	750,000	970,493
Metropolitan Life Global Funding I Senior Secured(c) 04/11/22	3.875%	1,075,000	1,175,244
Prudential Financial, Inc. Senior Unsecured 06/15/17	6.100%	1,050,000	1,232,737
Total			4,426,361
Lodging —%
Choice Hotels International, Inc. 07/01/22	5.750%	32,000	34,320
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured 12/01/19	7.150%	30,000	35,850
Wyndham Worldwide Corp. Senior Unsecured 12/01/16	6.000%	1,000	1,116
Total			71,286
Media Cable 0.2%
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	163,000	161,370
04/30/20	8.125%	79,000	88,875
01/15/19	7.000%	42,000	45,675
01/31/22	6.625%	76,000	82,270
CSC Holdings LLC Senior Unsecured 02/15/19	8.625%	32,000	37,440
CSC Holdings LLC(b) Senior Unsecured 02/15/18	7.875%	35,000	40,075
CSC Holdings LLC(c) Senior Unsecured 11/15/21	6.750%	40,000	43,200
Cablevision Systems Corp. Senior Unsecured(b) 04/15/20	8.000%	66,000	73,095
DIRECTV Holdings LLC/Financing Co., Inc. 03/01/21	5.000%	1,100,000	1,236,382
DISH DBS Corp. 06/01/21	6.750%	88,000	93,720
09/01/19	7.875%	152,000	174,610

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp.(c) 07/15/22	5.875%	20,000	20,175
Videotron Ltee 07/15/22	5.000%	38,000	40,280
Total			2,137,167
Media Non-Cable 0.5%
AMC Networks, Inc. 07/15/21	7.750%	90,000	102,375
Clear Channel Worldwide Holdings Inc, Class A 03/15/20	7.625%	24,000	22,920
Clear Channel Worldwide Holdings Inc, Class B 03/15/20	7.625%	185,000	179,450
Clear Channel Worldwide Holdings, Inc. 12/15/17	9.250%	52,000	56,485
Hughes Satellite Systems Corp. Senior Secured 06/15/19	6.500%	43,000	46,064
Hughes Satellite Systems Corp.(b) 06/15/21	7.625%	158,000	174,590
Intelsat Jackson Holdings SA(c) 10/15/20	7.250%	241,000	259,677
Intelsat Luxembourg SA PIK 02/04/17	11.500%	64,000	67,200
Lamar Media Corp.(b) 02/01/22	5.875%	109,000	115,540
NBCUniversal Media LLC Senior Unsecured 04/01/41	5.950%	1,100,000	1,382,638
National CineMedia LLC Senior Unsecured 07/15/21	7.875%	79,000	85,517
National CineMedia LLC(c) Senior Secured 04/15/22	6.000%	69,000	71,760
News America, Inc. 03/15/33	6.550%	1,150,000	1,341,713
Nielsen Finance LLC/Co. 10/15/18	7.750%	179,000	201,375
Salem Communications Corp. Secured 12/15/16	9.625%	74,000	82,418
Sinclair Television Group, Inc. Secured(c) 11/01/17	9.250%	63,000	70,166
TCM Sub LLC(c) 01/15/15	3.550%	1,140,000	1,204,762

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(b)(c) 05/15/21	8.500%	73,000	73,913
Univision Communications, Inc.(c) Senior Secured 11/01/20	7.875%	114,000	121,980
XM Satellite Radio, Inc.(c) 11/01/18	7.625%	123,000	135,300
Total			5,795,843
Metals 0.3%
Alpha Natural Resources, Inc. 06/01/21	6.250%	1,000	895
Alpha Natural Resources, Inc.(b) 06/01/19	6.000%	88,000	79,420
ArcelorMittal Senior Unsecured(b) 03/01/21	5.750%	1,275,000	1,209,656
Arch Coal, Inc.(b) 06/15/19	7.000%	69,000	62,445
06/15/21	7.250%	12,000	10,830
CONSOL Energy, Inc. 04/01/17	8.000%	15,000	16,163
04/01/20	8.250%	48,000	51,720
Calcipar SA Senior Secured(c) 05/01/18	6.875%	130,000	128,375
FMG Resources August 2006 Proprietary Ltd.(b)(c) 02/01/16	6.375%	35,000	33,600
02/01/18	6.875%	13,000	12,383
FMG Resources August 2006 Proprietary Ltd.(c) 11/01/19	8.250%	197,000	195,030
Inmet Mining Corp.(c) 06/01/20	8.750%	154,000	158,235
JMC Steel Group Senior Notes(c) 03/15/18	8.250%	117,000	119,632
Peabody Energy Corp.(b)(c) 11/15/21	6.250%	72,000	73,260
Peabody Energy Corp.(c) 11/15/18	6.000%	67,000	68,507
Rain CII Carbon LLC/Corp. Senior Secured(c) 12/01/18	8.000%	83,000	85,075
Vale Overseas Ltd. 01/23/17	6.250%	1,045,000	1,197,911
Total			3,503,137

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Consumer —%
SLM Corp. Senior Notes 01/25/16	6.250%	50,000	53,500
Senior Unsecured 03/25/20	8.000%	97,000	109,853
01/25/22	7.250%	92,000	99,360
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	153,000	125,077
Total			387,790
Non-Captive Diversified 0.4%
Ally Financial, Inc. 03/15/20	8.000%	373,000	436,410
09/15/20	7.500%	112,000	128,240
02/15/17	5.500%	54,000	56,166
CIT Group, Inc. Senior Unsecured 03/15/18	5.250%	204,000	212,670
05/15/20	5.375%	60,000	62,475
08/15/17	4.250%	48,000	48,678
08/15/22	5.000%	39,000	39,295
CIT Group, Inc.(c) Senior Secured 04/01/18	6.625%	45,000	49,275
Senior Unsecured 02/15/19	5.500%	156,000	163,020
General Electric Capital Corp. Senior Unsecured 10/17/21	4.650%	2,775,000	3,168,095
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	80,000	93,400
12/15/20	8.250%	160,000	187,382
05/15/19	6.250%	121,000	126,445
01/15/22	8.625%	49,000	57,698
Total			4,829,249
Oil Field Services 0.1%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	214,000	228,445
Green Field Energy Services, Inc. Senior Secured(c) 11/15/16	13.000%	127,000	114,300
Offshore Group Investments Ltd. Senior Secured 08/01/15	11.500%	197,000	217,685
Offshore Group Investments Ltd.(c) Senior Secured 08/01/15	11.500%	63,000	69,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International Ltd. 03/15/13	5.150%	5,000	5,106
Weatherford International, Inc. 06/15/37	6.800%	935,000	1,038,899
Total			1,674,050
Other Industry —%
Interline Brands, Inc. 11/15/18	7.000%	122,000	129,777
SPL Logistics Escrow LLC/Finance Corp. Senior Secured(c) 08/01/20	8.875%	50,000	51,563
Total			181,340
Packaging 0.1%
Ardagh Packaging Finance PLC Senior Secured(c) 10/15/17	7.375%	39,000	41,827
Berry Plastics Corp. Secured(b) 01/15/21	9.750%	65,000	71,987
Greif, Inc. Senior Unsecured 02/01/17	6.750%	36,000	39,150
Reynolds Group Issuer, Inc./LLC 02/15/21	8.250%	23,000	22,598
08/15/19	9.875%	180,000	190,350
Senior Secured 02/15/21	6.875%	172,000	186,190
08/15/19	7.875%	74,000	82,325
10/15/16	7.750%	18,000	18,855
04/15/19	7.125%	19,000	20,473
Sealed Air Corp.(c) 09/15/21	8.375%	20,000	22,500
Total			696,255
Paper —%
Graphic Packaging International, Inc. 10/01/18	7.875%	24,000	26,640
Pharmaceuticals 0.2%
Endo Health Solutions, Inc. 01/15/22	7.250%	29,000	31,501
Grifols, Inc. 02/01/18	8.250%	127,000	139,700
Mylan, Inc.(c) 11/15/18	6.000%	66,000	70,620
Pharmaceutical Product Development, Inc. Senior Unsecured(c) 12/01/19	9.500%	30,000	33,450

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Roche Holdings, Inc.(c) 03/01/19	6.000%	1,150,000	1,453,922
Total			1,729,193
Property & Casualty 0.5%
ACE INA Holdings, Inc. 03/15/18	5.800%	1,000,000	1,228,010
Berkshire Hathaway, Inc. Senior Unsecured(d) 08/15/14	1.135%	1,250,000	1,264,590
CNA Financial Corp. Senior Unsecured 11/15/19	7.350%	933,000	1,132,312
Liberty Mutual Group, Inc.(c) 06/01/21	5.000%	1,050,000	1,102,054
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	750,000	925,534
Total			5,652,500
Railroads 0.2%
CSX Corp. Senior Unsecured 10/30/20	3.700%	1,000,000	1,071,028
Canadian Pacific Railway Co. Senior Unsecured 03/15/23	4.450%	1,065,000	1,176,939
Total			2,247,967
Refining 0.1%
Phillips 66(c) 05/01/42	5.875%	1,125,000	1,327,687
REITs 0.3%
Boston Properties LP Senior Unsecured 02/01/23	3.850%	975,000	1,019,918
Duke Realty LP Senior Unsecured 08/15/19	8.250%	950,000	1,200,829
Kimco Realty Corp. Senior Unsecured 02/01/18	4.300%	775,000	825,445
Simon Property Group LP Senior Unsecured 02/01/40	6.750%	755,000	1,033,291
Total			4,079,483

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.2%
99 Cents Only Stores(c) 12/15/19	11.000%	44,000	49,280
AutoNation, Inc. 02/01/20	5.500%	35,000	37,144
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	76,000	81,890
CVS Pass-Through Trust Pass-Through Certificates(c) 01/10/32	7.507%	332,340	426,562
Jo-Ann Stores, Inc. Senior Unsecured(c) 03/15/19	8.125%	54,000	54,877
Limited Brands, Inc. 04/01/21	6.625%	113,000	126,560
02/15/22	5.625%	83,000	87,357
Macy's Retail Holdings, Inc. 07/15/34	6.700%	750,000	910,685
Michaels Stores, Inc.(b) 11/01/16	11.375%	10,000	10,513
Penske Automotive Group, Inc.(c) 10/01/22	5.750%	53,000	54,060
QVC, Inc.(c) Senior Secured 10/01/19	7.500%	54,000	59,467
10/15/20	7.375%	96,000	104,880
Rite Aid Corp. Senior Secured 08/15/20	8.000%	59,000	66,375
Senior Unsecured 02/15/27	7.700%	62,000	51,925
Rite Aid Corp.(b) 03/15/20	9.250%	80,000	82,200
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	50,000	53,813
11/15/19	6.875%	31,000	34,643
Sonic Automotive, Inc.(c) 07/15/22	7.000%	22,000	23,458
Total			2,315,689
Supermarkets 0.1%
Safeway, Inc. Senior Unsecured 02/01/31	7.250%	855,000	896,168
Technology 0.3%
Alliance Data Systems Corp.(b)(c) 04/01/20	6.375%	35,000	36,531

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amkor Technology, Inc.(b) Senior Unsecured 05/01/18	7.375%	77,000	80,273
06/01/21	6.625%	5,000	5,050
Anixter, Inc. 05/01/19	5.625%	20,000	20,900
Brocade Communications Systems, Inc. Senior Secured 01/15/18	6.625%	59,000	61,360
01/15/20	6.875%	27,000	29,160
CDW LLC/Finance Corp. 04/01/19	8.500%	112,000	122,360
Senior Secured 12/15/18	8.000%	99,000	109,890
Cardtronics, Inc. 09/01/18	8.250%	118,000	131,275
Equinix, Inc. Senior Unsecured 07/15/21	7.000%	55,000	61,738
First Data Corp. 01/15/21	12.625%	174,000	176,175
First Data Corp.(c) Senior Secured 08/15/20	8.875%	78,000	85,020
06/15/19	7.375%	107,000	110,210
11/01/20	6.750%	87,000	85,913
Freescale Semiconductor, Inc. Senior Secured(c) 04/15/18	9.250%	66,000	71,445
Hewlett-Packard Co. Senior Unsecured 06/01/21	4.300%	1,050,000	1,054,348
Interactive Data Corp. 08/01/18	10.250%	111,000	125,152
NXP BV/Funding LLC Senior Secured(c) 08/01/18	9.750%	118,000	135,700
Nuance Communications, Inc.(c) 08/15/20	5.375%	98,000	99,837
Oracle Corp. Senior Unsecured 04/15/38	6.500%	850,000	1,211,676
Total			3,814,013
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc. 01/15/19	8.250%	32,000	34,560
03/15/20	9.750%	94,000	105,868
ERAC U.S.A. Finance LLC(c) 10/15/37	7.000%	910,000	1,150,630

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Corp. (The) 10/15/18	7.500%	104,000	112,190
01/15/21	7.375%	36,000	39,150
Total			1,442,398
Wireless 0.4%
America Movil SAB de CV 11/15/17	5.625%	570,000	674,914
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(c) 05/01/17	7.750%	75,000	80,625
Cricket Communications, Inc. Senior Secured 05/15/16	7.750%	49,000	51,695
Cricket Communications, Inc.(b) 10/15/20	7.750%	44,000	42,680
MetroPCS Wireless, Inc. 09/01/18	7.875%	52,000	55,770
NII Capital Corp. 04/01/21	7.625%	49,000	37,853
Nextel Communications, Inc. 08/01/15	7.375%	38,000	38,190
Rogers Communications, Inc. 08/15/18	6.800%	860,000	1,078,526
SBA Telecommunications, Inc. 08/15/19	8.250%	109,000	120,990
SBA Telecommunications, Inc.(c) 07/15/20	5.750%	147,000	153,615
Sprint Capital Corp. 11/15/28	6.875%	25,000	22,625
Sprint Nextel Corp. Senior Unsecured 08/15/17	8.375%	41,000	45,100
08/15/20	7.000%	224,000	229,040
Sprint Nextel Corp.(b) Senior Unsecured 11/15/21	11.500%	71,000	88,750
Sprint Nextel Corp.(c) 11/15/18	9.000%	304,000	358,340
03/01/20	7.000%	42,000	45,990
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%	1,000,000	1,044,356
Wind Acquisition Finance SA Senior Secured(c) 02/15/18	7.250%	79,000	72,482
Total			4,241,541

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.9%
AT&T, Inc. Senior Unsecured 02/15/39	6.550%	1,170,000	1,570,455
Deutsche Telekom International Finance BV 03/23/16	5.750%	985,000	1,120,439
Embarq Corp. Senior Unsecured 06/01/36	7.995%	1,100,000	1,216,472
France Telecom SA Senior Unsecured(b) 09/14/16	2.750%	1,110,000	1,157,943
Frontier Communications Corp. Senior Unsecured 04/15/15	7.875%	18,000	20,025
04/15/20	8.500%	28,000	31,220
04/15/22	8.750%	20,000	22,300
Frontier Communications Corp.(b) Senior Unsecured 03/15/19	7.125%	48,000	50,640
01/15/23	7.125%	59,000	60,033
Integra Telecom Holdings, Inc. Senior Secured(c) 04/15/16	10.750%	24,000	24,480
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	94,000	104,810
Level 3 Communications, Inc.(b)(c) Senior Unsecured 06/01/19	8.875%	22,000	22,440
Level 3 Financing, Inc. 02/01/18	10.000%	25,000	27,438
02/15/17	8.750%	81,000	84,544
07/01/19	8.125%	25,000	26,188
04/01/19	9.375%	109,000	119,355
PAETEC Holding Corp. 12/01/18	9.875%	143,000	161,947
Senior Secured 06/30/17	8.875%	87,000	94,177
Telecom Italia Capital SA 07/18/36	7.200%	1,300,000	1,170,000
Telefonica Emisiones SAU 01/15/15	4.949%	1,410,000	1,420,575
Verizon New York, Inc. Senior Unsecured 04/01/32	7.375%	1,520,000	1,981,515
Zayo Group LLC/Inc.(c) 07/01/20	10.125%	65,000	69,712
Senior Secured 01/01/20	8.125%	65,000	69,063

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
tw telecom holdings, inc. 03/01/18	8.000%	102,000	113,220
Total			10,738,991
Total Corporate Bonds & Notes (Cost: $126,282,650)			136,123,047

Residential Mortgage-Backed Securities — Agency 13.1%

Federal Home Loan Mortgage Corp.(d)(f) 12/01/36	6.026%	47,229	51,333
08/01/36	2.687%	61,529	65,753
Federal Home Loan Mortgage Corp.(e)(f) 09/01/42	4.000%	18,540,000	19,829,108
09/01/42	3.500%	48,830,000	51,660,617
Federal Home Loan Mortgage Corp.(f) 06/01/32- 07/01/32	7.000%	829,609	969,112
08/01/32- 03/01/38	6.500%	183,833	210,583
03/01/17- 10/01/39	6.000%	6,205,127	6,830,942
12/01/17- 05/01/40	5.500%	7,220,834	7,889,751
08/01/18- 05/01/41	5.000%	15,309,416	16,639,620
05/01/39- 06/01/41	4.500%	17,821,465	19,238,052
CMO Series 1614 Class MZ 11/15/23	6.500%	39,975	44,948
CMO Series 2735 Class OG 08/15/32	5.000%	205,060	212,283
CMO Series 2872 Class GD 05/15/33	5.000%	598,059	620,552
CMO Series 3774 Class AB 12/15/20	3.500%	353,550	375,123
CMO Series 3792 Class QC 06/15/39	2.500%	509,220	524,183
CMO Series 3832 Class AC 10/15/18	3.000%	350,087	363,806
Federal National Mortgage Association(d)(f) 08/01/34	5.456%	159,786	172,422
08/01/36	4.028%	48,154	50,638
04/01/36	2.300%	61,914	66,108
Federal National Mortgage Association(e)(f) 09/01/42	3.500%	8,150,000	8,640,273
Federal National Mortgage Association(f) 08/01/18- 02/01/38	5.500%	4,658,303	5,125,013
12/01/20- 07/01/23	5.000%	636,872	697,231
03/01/17- 08/01/37	6.500%	1,855,902	2,114,847

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/40	4.500%	865,535	939,328
09/01/40	4.000%	7,358,902	7,898,839
06/01/31- 08/01/32	7.000%	572,567	678,438
09/01/17- 11/01/32	6.000%	1,084,285	1,195,327
CMO Series 2009-14 Class PC 03/25/24	4.000%	374,243	397,248
CMO Series 2011-3 Class EK 05/25/20	2.750%	578,699	600,748
Federal National Mortgage Association(f)(g) CMO IO Series 2003-63 Class IP 07/25/33	6.000%	741,792	141,599
CMO IO Series 2003-71 Class IM 12/25/31	5.500%	163,192	15,039
CMO IO Series 2004-84 Class GI 12/25/22	5.000%	21,695	213
Federal National Mortgage Association(f)(h) 10/01/40	4.500%	1,510,229	1,638,986
Government National Mortgage Association(f) 10/15/33	5.500%	508,017	572,479
10/15/31- 05/15/32	7.000%	131,772	157,509
02/15/34	5.000%	556,095	618,838
12/15/37	6.000%	196,830	221,842
02/15/39	4.500%	50,521	55,670
CMO Series 2009-100 Class AP 05/16/39	4.000%	151,491	160,347
Government National Mortgage Association(f)(g) CMO IO Series 2002-70 Class IC 08/20/32	6.000%	204,186	25,441
Total Residential Mortgage-Backed Securities — Agency (Cost: $154,296,992)			157,710,189

Residential Mortgage-Backed Securities — Non-Agency 0.2%

Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-6 Class 1A1(c)(f) 05/25/35	4.750%	339,273	341,457
SACO I, Inc. CMO Series 1995-1 Class A(c)(d)(f)(i)(j) 09/25/24	0.000%	5,091	1,680
Springleaf Mortgage Loan Trust(c)(d)(f) CMO Series 2012-1A Class A 09/25/57	2.667%	1,014,784	1,029,548
CMO Series 2012-2A Class A 10/25/57	2.220%	614,185	613,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Asset Securities Corp. CMO Series 2003-14 Class 1A3(f) 05/25/33	5.500%	148,052	153,426
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $2,120,755)			2,139,838

Commercial Mortgage-Backed Securities — Agency 2.5%

Federal National Mortgage Association CMO Series 2006-M2 Class A2A(d)(f) 10/25/32	5.271%	2,755,758	3,172,057
Government National Mortgage Association(d)(f) CMO Series 2010-52 Class AE 06/16/36	4.115%	1,278,263	1,355,051
Government National Mortgage Association(f) CMO Series 2007-13 Class C 06/16/40	5.020%	704,022	745,180
CMO Series 2009-71 Class A 04/16/38	3.304%	854,171	885,735
CMO Series 2010-159 Class A 01/16/33	2.159%	1,161,669	1,184,214
CMO Series 2010-161 Class AB 05/16/35	2.110%	317,719	323,944
CMO Series 2011-149 Class A 10/16/46	3.000%	1,979,024	2,099,388
CMO Series 2011-16 Class A 11/16/34	2.210%	1,008,582	1,028,606
CMO Series 2011-31 Class A 12/16/35	2.210%	699,178	714,559
CMO Series 2011-49 Class A 07/16/38	2.450%	753,328	776,798
CMO Series 2011-64 Class A 08/16/34	2.380%	3,952,268	4,041,569
CMO Series 2011-64 Class AD 11/16/38	2.700%	850,751	881,911
CMO Series 2011-78 Class A 08/16/34	2.250%	3,293,270	3,361,926
CMO Series 2012-25 Class A 11/16/42	2.575%	3,481,081	3,644,055
CMO Series 2012-45 Class A 03/16/40	2.830%	992,716	1,042,029
CMO Series 2012-55 Class A 08/16/33	1.704%	1,453,903	1,478,786
CMO Series 2012-58 Class A 01/16/40	2.500%	1,078,277	1,122,224
CMO Series 2012-79 Class A 04/16/39	1.800%	1,120,552	1,146,864
CMO Series 2012-9 Class A 05/16/39	3.220%	987,929	1,044,252
Total Commercial Mortgage-Backed Securities — Agency (Cost: $29,569,771)			30,049,148

Commercial Mortgage-Backed Securities — Non-Agency 3.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Americold LLC Trust Series 2010-ARTA Class A1(c)(f) 01/14/29	3.847%	392,717	434,773
Banc of America Merrill Lynch Commercial Mortgage, Inc.(f) Series 2004-1 Class A4 11/10/39	4.760%	2,874,000	2,995,872
Series 2005-3 Class A3A 07/10/43	4.621%	425,000	432,938
Series 2005-3 Class A4 07/10/43	4.668%	375,000	411,331
Bear Stearns Commercial Mortgage Securities(d)(f) Series 2005-T20 Class AAB 10/12/42	5.281%	562,412	585,804
Series 2007-T28 Class A4 09/11/42	5.742%	750,000	889,340
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(f) 12/11/49	5.322%	625,000	703,099
Commercial Mortgage Pass-Through Certificates(c)(f) Series 2011-THL Class A 06/09/28	3.376%	1,846,478	1,886,615
Commercial Mortgage Pass-Through Certificates(f) Series 2006-C8 Class AAB 12/10/46	5.291%	1,061,520	1,096,293
Credit Suisse First Boston Mortgage Securities Corp.(d)(f) Series 2004-C1 Class A4 01/15/37	4.750%	407,076	424,562
Credit Suisse First Boston Mortgage Securities Corp.(f) Series 2004-C2 Class A1 05/15/36	3.819%	47,793	48,814
Series 2004-C5 Class A4 11/15/37	4.829%	1,945,000	2,088,471
Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A2(d)(f) 03/15/39	5.852%	496,835	516,042
DBUBS Mortgage Trust Series 2011-LC1A Class A3(c)(f) 11/10/46	5.002%	150,000	175,541
GE Capital Commercial Mortgage Corp. Series 2003-C1 Class A4(f) 01/10/38	4.819%	412,724	417,010
GMAC Commercial Mortgage Securities, Inc. Series 2004-C1 Class A4(f) 03/10/38	4.908%	995,000	1,043,813
GS Mortgage Securities Corp. II Series 2011-GC3 Class A1(c)(f) 03/10/44	2.331%	555,527	570,741
General Electric Capital Assurance Co.(c)(d)(f) Series 2003-1 Class A4 05/12/35	5.254%	297,508	316,230

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2003-1 Class A5 05/12/35	5.743%	250,000	304,078
Greenwich Capital Commercial Funding Corp.(d)(f) Series 2005-GG5 Class AAB 04/10/37	5.190%	449,434	471,730
Greenwich Capital Commercial Funding Corp.(f) Series 2005-GG3 Class AAB 08/10/42	4.619%	1,221,592	1,245,508
Series 2005-GG5 Class A2 04/10/37	5.117%	62,646	62,579
Series 2007-GG9 Class A4 03/10/39	5.444%	2,600,000	2,942,974
JPMorgan Chase Commercial Mortgage Securities Corp.(c)(f) Series 2009-IWST Class A2 12/05/27	5.633%	300,000	354,075
Series 2010-C1 Class A1 06/15/43	3.853%	286,382	306,234
Series 2010-C2 Class A3 11/15/43	4.070%	200,000	220,036
Series 2010-CNTR Class A2 08/05/32	4.311%	450,000	495,357
Series 2011-C3 Class A4 02/15/46	4.717%	450,000	512,990
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(f) Series 2005-CB11 Class ASB 08/12/37	5.201%	544,055	565,287
Series 2005-LDP3 Class ASB 08/15/42	4.893%	291,097	305,645
Series 2005-LDP4 Class ASB 10/15/42	4.824%	207,618	215,707
Series 2005-LDP5 Class A4 12/15/44	5.361%	600,000	674,595
Series 2006-LDP6 Class ASB 04/15/43	5.490%	99,853	105,259
JPMorgan Chase Commercial Mortgage Securities Corp.(f) Series 2003-LN1 Class A1 10/15/37	4.134%	123,246	124,760
Series 2004-LN2 Class A1 07/15/41	4.475%	302,244	303,225
Series 2005-LDP2 Class A3 07/15/42	4.697%	104,817	105,508
Series 2005-LDP2 Class ASB 07/15/42	4.659%	228,093	236,907
Series 2007-CB18 Class A3 06/12/47	5.447%	486,255	514,359
Series 2007-CB18 Class A4 06/12/47	5.440%	820,000	936,114
LB-UBS Commercial Mortgage Trust(d)(f) Series 2004-C6 Class A6 08/15/29	5.020%	2,540,000	2,706,063
Series 2007-C7 Class A3 09/15/45	5.866%	550,000	648,980
Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LB-UBS Commercial Mortgage Trust(f) Series 2004-C2 Class A3 03/15/29	3.973%	224,461	227,416
Series 2007-C1 Class AAB 02/15/40	5.403%	723,433	761,270
Morgan Stanley Capital I, Inc.(c)(d)(f) Series 2011-C1 Class A4 09/15/47	5.033%	300,000	356,266
Morgan Stanley Capital I, Inc.(f) Series 2006-IQ12 Class AAB 12/15/43	5.325%	695,475	709,751
Morgan Stanley Reremic Trust(c)(d)(f) Series 2009-GG10 Class A4A 08/12/45	5.983%	825,000	961,177
Series 2010-GG10 Class A4A 08/15/45	5.983%	2,325,000	2,708,772
Nationslink Funding Corp. Series 1999-LTL1 Class A3(f) 01/22/26	7.104%	169,302	179,486
S2 Hospitality LLC Series 2012-LV1 Class A(c)(f) 04/15/25	4.500%	333,522	335,078
Wachovia Bank Commercial Mortgage Trust(d)(f) Series 2005- C22 Class AM 12/15/44	5.519%	200,000	214,287
Wachovia Bank Commercial Mortgage Trust(f) Series 2005-C17 Class APB 03/15/42	5.037%	549,993	559,757
Series 2006-C27 Class APB 07/15/45	5.727%	358,477	363,261
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $34,821,942)			36,771,780

Asset-Backed Securities — Non-Agency 0.7%

Ally Master Owner Trust CMO Series 2011-3 Class A1(d) 05/15/16	0.870%	1,275,000	1,281,621
Avis Budget Rental Car Funding AESOP LLC Series 2010-2A Class A(c) 08/20/14	3.630%	250,000	252,836
Chesapeake Funding LLC Series 2012-1A Class A(c)(d) 11/07/23	0.994%	2,000,000	2,002,493
Cityscape Home Equity Loan Trust Series 1997-B Class A7(a)(i)(k) 05/25/28	7.410%	58,419	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust Series 2009-1 Class A1(c) 10/15/15	2.980%	869	869
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(c)(d) 04/26/37	0.376%	180,073	177,278
Equifirst Mortgage Loan Trust Series 2003-1 Class IF1(d) 12/25/32	4.010%	113,936	110,290
GTP Towers Issuer LLC(c) 02/15/15	4.436%	200,000	207,940
Hertz Vehicle Financing LLC(c) Series 2009-2A Class A1 03/25/14	4.260%	550,000	556,426
Series 2009-2A Class A2 03/25/16	5.290%	500,000	548,324
Series 2010-1A Class A1 02/25/15	2.600%	300,000	306,523
Keycorp Student Loan Trust Series 1999-A Class A2(d) 12/27/29	0.791%	438,187	429,916
SBA Tower Trust(c) 04/15/40	4.254%	500,000	523,537
SLM Student Loan Trust(c) Series 2012-A Class A2 01/17/45	3.830%	500,000	524,966
SLM Student Loan Trust(c)(d) Series 2011-C Class A1 12/15/23	1.640%	490,022	492,463
SLM Student Loan Trust(d) Series 2006-C Class A2 09/15/20	0.518%	95,586	95,466
Santander Drive Auto Receivables Trust Series 2012-1 Class B 05/16/16	2.720%	400,000	409,675
Sierra Receivables Funding Co. LLC(c) Series 2010-1A Class A1 07/20/26	4.480%	47,991	50,046
Series 2010-2A Class A 11/20/25	3.840%	98,327	100,253
Series 2010-3A Class A 11/20/25	3.510%	89,753	92,018
Sierra Receivables Funding Co. LLC(c)(d) Series 2007-2A Class A2 (NPFGC) 09/20/19	1.237%	190,618	188,038
Wheels SPV LLC Series 2012-1 Class A2(c) 03/20/21	1.190%	600,000	603,917
Total Asset-Backed Securities — Non-Agency (Cost: $8,848,381)			8,954,895

Inflation-Indexed Bonds 0.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.3%
U.S. Treasury Inflation-Indexed Bond 07/15/15	1.875%	908,431	998,776
07/15/17	2.625%	442,888	533,438
04/15/14	1.250%	2,309,602	2,399,279
Total			3,931,493
Total Inflation-Indexed Bonds (Cost: $3,827,584)			3,931,493

U.S. Treasury Obligations 1.9%

U.S. Treasury 07/31/19	0.875%	6,000,000	5,953,596
U.S. Treasury(b) 08/15/40	3.875%	12,696,000	15,931,500
05/15/22	1.750%	1,500,000	1,530,234
Total U.S. Treasury Obligations (Cost: $20,872,136)			23,415,330

Foreign Government Obligations 0.7%

Canada 0.6%
Province of Nova Scotia Senior Unsecured 01/26/17	5.125%	1,590,000	1,874,133
Province of Ontario Senior Unsecured(b) 12/15/17	3.150%	2,570,000	2,830,097
Province of Quebec Senior Unsecured 05/14/18	4.625%	2,150,000	2,543,665
Total			7,247,895
Mexico 0.1%
Pemex Project Funding Master Trust 01/21/21	5.500%	1,175,000	1,363,000
Total Foreign Government Obligations (Cost: $7,955,000)			8,610,895

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Municipal Bonds 0.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/15	4.511%	1,650,000	1,744,743
Total Municipal Bonds (Cost: $1,657,575)			1,744,743

Senior Loans 0.1%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Schaeffler AG Tranche C2 Term Loan(d)(l) 02/21/17	6.000%	35,000	35,102
Brokerage —%
Nuveen Investments, Inc. 2nd Lien Term Loan(d)(l) 02/28/19	8.250%	68,000	68,425
Consumer Cyclical Services —%
West Corp. Tranche B6 Term Loan(d)(e)(l) 06/15/18	5.750%	88,000	88,275
Food and Beverage —%
Candy Intermediate Holdings, Inc. Term Loan(d)(l) 05/23/18	7.500%	38,000	38,124
Gaming —%
ROC Finance LLC(d)(e)(l)(p) Tranche B Term Loan 08/19/17	8.500%	15,000	15,225
ROC Finance LLC(d)(l) Tranche B Term Loan 08/19/17	8.500%	27,000	27,405
Total			42,630
Health Care —%
U.S. Renal Care, Inc.(d)(l) 1st Lien Term Loan 07/01/19	6.250%	71,000	71,533
2nd Lien Term Loan 01/01/20	10.250%	71,000	72,065
Total			143,598

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Media Cable —%
WideOpenWest Finance LLC Term Loan(d)(l) 07/17/18	6.250%	63,000	62,961
Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(d)(l) 03/18/19	7.500%	159,000	159,397
Property & Casualty 0.1%
Asurion LLC 1st Lien Term Loan(d)(l) 05/24/18	5.500%	68,000	68,159
Lonestar Intermediate Super Holdings LLC(d)(e)(l) Term Loan 09/02/19	11.000%	25,000	26,542
Lonestar Intermediate Super Holdings LLC(d)(l) Term Loan 09/02/19	11.000%	151,000	160,312
Total			255,013
Wirelines —%
Zayo Group LLC Term Loan(d)(l) 03/18/19	7.125%	32,000	32,470
Total Senior Loans (Cost: $896,685)			925,995

Warrants —%

Issuer	Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(a)	127	3,620
Total Energy		3,620
Total Warrants (Cost: $5,142)		3,620

Money Market Funds 8.2%

Columbia Short-Term Cash Fund, 0.164%(m)(n)	98,875,366	98,875,366
Total Money Market Funds (Cost: $98,875,366)		98,875,366

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan 0.8%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 0.8%
Citigroup Global Markets, Inc. dated 08/31/12, matures 09/04/12, repurchase price $1,000,023(o)	0.210%	1,000,000	1,000,000
Credit Suisse Securities (USA) LLC dated 08/31/12, matures 09/04/12, repurchase price $3,867,895(o)	0.150%	3,867,831	3,867,831
Mizuho Securities USA, Inc. dated 08/31/12, matures 09/04/12, repurchase price $5,000,133(o)	0.240%	5,000,000	5,000,000
Total			9,867,831
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $9,867,831)			9,867,831
Total Investments (Cost: $1,123,153,151)			1,291,074,144
Other Assets & Liabilities, Net			(81,755,335)
Net Assets			1,209,318,809

Futures Contracts Outstanding at August 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 5-year	(222)	27,675,421	January 2013	—	(128,809)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2012, security was partially or fully on loan.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the value of these securities amounted to $40,162,161 or 3.32% of net assets.

(d)  Variable rate security. The interest rate shown reflects the rate as of August 31, 2012.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(h)  At August 31, 2012, investments in securities included securities valued at $196,678 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

(i)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2012 was $1,680, representing less than 0.01% of net assets. Information concerning such security holdings at August 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Cityscape Home Equity Loan Trust Series 1997-B Class A7 7.410% 05/25/28	03/31/98 - 05/13/11	58,435
SACO I, Inc. CMO Series 1995-1 Class A 0.000% 09/25/24	04/30/99 - 12/20/02	4,836

(j)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2012, the value of these securities amounted to $1,680, which represents less than 0.01% of net assets.

(k)  Negligible market value.

(l)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(n)  Investment in affiliated mutual fund advised by Columbia Management Investment Advisers, LLC or one of its affiliates.

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	41,531,683	412,404,119	(355,060,436)	98,875,366	128,949	98,875,366

(o)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	327,085
Fannie Mae-Aces	112,242
Freddie Mac REMICS	435,978
Government National Mortgage Association	144,695
Total market value of collateral securities	1,020,000
Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	3,945,190
Total market value of collateral securities	3,945,190

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.240%)
Freddie Mac REMICS	117,402
Ginnie Mae I Pool	4,129,130
Ginnie Mae II Pool	114,120
Government National Mortgage Association	739,348
Total market value of collateral securities	5,100,000

(p)  At August 31, 2012, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
ROC Finance LLC Tranche B Term Loan	15,225

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	94,022,051	—	—	94,022,051
Consumer Staples	82,993,662	—	—	82,993,662
Energy	89,073,540	—	—	89,073,540
Financials	119,164,070	—	—	119,164,070
Health Care	114,729,305	—	—	114,729,305
Industrials	78,217,078	—	—	78,217,078
Information Technology	165,695,585	—	—	165,695,585
Materials	16,456,224	—	—	16,456,224
Telecommunication Services	11,598,459	—	—	11,598,459
Warrants
Energy	—	3,620	—	3,620
Total Equity Securities	771,949,974	3,620	—	771,953,594

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	136,123,047	—	136,123,047
Residential Mortgage-Backed Securities — Agency	—	157,710,189	—	157,710,189
Residential Mortgage-Backed Securities — Non-Agency	—	2,138,158	1,680	2,139,838
Commercial Mortgage-Backed Securities — Agency	—	30,049,148	—	30,049,148
Commercial Mortgage-Backed Securities — Non-Agency	—	36,771,780	—	36,771,780
Asset-Backed Securities — Non-Agency	—	8,954,895	—	8,954,895
Inflation-Indexed Bonds	—	3,931,493	—	3,931,493
U.S. Treasury Obligations	23,415,330	—	—	23,415,330
Foreign Government Obligations	—	8,610,895	—	8,610,895
Municipal Bonds	—	1,744,743	—	1,744,743
Total Bonds	23,415,330	386,034,348	1,680	409,451,358
Other
Senior Loans	—	925,995	—	925,995
Money Market Funds	98,875,366	—	—	98,875,366
Investments of Cash Collateral Received for Securities on Loan	—	9,867,831	—	9,867,831
Total Other	98,875,366	10,793,826	—	109,669,192
Investments in Securities	894,240,670	396,831,794	1,680	1,291,074,144
Derivatives
Liabilities
Futures Contracts	(128,809)	—	—	(128,809)
Total	894,111,861	396,831,794	1,680	1,290,945,335

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2012

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Asset-Backed Securities — Non-Agency	Residential Mortgage-Backed Securities — Non-Agency ($)	Total ($)
Balance as of August 31, 2011	50,634	1,981	52,615
Accrued discounts/premiums	(158)	13	(145)
Realized gain (loss)	(1,795)	34	(1,761)
Change in unrealized appreciation (depreciation)(a)	1,340	564	1,904
Sales	(62,564)	(912)	(63,476)
Purchases	12,543	—	12,543
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of August 31, 2012	— (b)	1,680	1,680

(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2012 was $1,904.

(b) Negligible market value.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage-backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,014,409,954)	$1,182,330,947
Affiliated issuers (identified cost $98,875,366)	98,875,366
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $9,867,831)	9,867,831
Total investments (identified cost $1,123,153,151)	1,291,074,144
Receivable for:
Investments sold	7,932,099
Capital shares sold	1,418,864
Dividends	1,659,053
Interest	2,652,593
Reclaims	6,650
Expense reimbursement due from Investment Manager	588
Receivable for equity-linked notes (Note 8)	181,807
Prepaid expenses	18,431
Trustees' deferred compensation plan	30,181
Other assets	3,553
Total assets	1,304,977,963
Liabilities
Due upon return of securities on loan	9,867,831
Payable for:
Investments purchased	3,169,150
Investments purchased on a delayed delivery basis	80,015,884
Capital shares purchased	2,158,972
Variation margin on futures contracts	71,109
Investment management fees	20,615
Distribution and service fees	7,657
Transfer agent fees	158,156
Administration fees	1,851
Plan administration fees	13,178
Compensation of board members	15,265
Chief compliance officer expenses	168
Other expenses	129,137
Trustees' deferred compensation plan	30,181
Total liabilities	95,659,154
Net assets applicable to outstanding capital stock	$1,209,318,809
Represented by
Paid-in capital	$1,178,583,961
Undistributed net investment income	2,407,534
Accumulated net realized loss	(139,579,314)
Unrealized appreciation (depreciation) on:
Investments	167,920,993
Foreign currency translations	(24)
Futures contracts	(128,809)
Receivables for equity-linked notes (Note 8)	114,468
Total — representing net assets applicable to outstanding capital stock	$1,209,318,809
*Value of securities on loan	$22,845,758

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$774,214,257
Shares outstanding	27,445,854
Net asset value per share	$28.21
Maximum offering price per share(a)	$29.93
Class B
Net assets	$11,909,524
Shares outstanding	423,127
Net asset value per share	$28.15
Class C
Net assets	$74,771,197
Shares outstanding	2,656,397
Net asset value per share	$28.15
Class R
Net assets	$2,740,476
Shares outstanding	97,201
Net asset value per share	$28.19
Class R4
Net assets	$60,735,112
Shares outstanding	2,155,317
Net asset value per share	$28.18
Class R5
Net assets	$14,579
Shares outstanding	517
Net asset value per share(b)	$28.17
Class Z
Net assets	$284,933,664
Shares outstanding	10,114,215
Net asset value per share	$28.17

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Statement of Operations

Year Ended August 31, 2012

Net investment income
Income:
Dividends	$13,474,190
Interest	12,337,402
Dividends from affiliates	128,949
Income from securities lending — net	82,399
Foreign taxes withheld	(44,845)
Total income	25,978,095
Expenses:
Investment management fees	6,967,277
Distribution fees
Class B	101,494
Class C	435,278
Class R	6,750
Service fees
Class A	1,771,192
Class B	33,832
Class C	145,093
Transfer agent fees
Class A	1,193,597
Class B	22,609
Class C	97,333
Class R	2,299
Class R4	23,006
Class R5	6
Class Z	448,793
Administration fees	626,931
Plan administration fees
Class R4	137,382
Compensation of board members	41,556
Custodian fees	82,148
Printing and postage fees	189,709
Registration fees	156,512
Professional fees	80,092
Chief compliance officer expenses	865
Other	26,363
Total expenses	12,590,117
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(501,495)
Expense reductions	(14,912)
Total net expenses	12,073,710
Net investment income	13,904,385
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	18,873,259
Foreign currency translations	164
Futures contracts	(393,949)
Net realized gain	18,479,474
Net change in unrealized appreciation (depreciation) on:
Investments	103,587,526
Foreign currency translations	(452)
Futures contracts	(128,809)
Receivables for equity-linked notes (Note 8)	56,311
Net change in unrealized appreciation	103,514,576
Net realized and unrealized gain	121,994,050
Net increase in net assets resulting from operations	$135,898,435

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012	Year Ended August 31, 2011(a)
Operations
Net investment income	$13,904,385	$8,840,942
Net realized gain	18,479,474	72,785,885
Net change in unrealized appreciation(depreciation)	103,514,576	(68,061,197)
Net increase in net assets resulting from operations	135,898,435	13,565,630
Distributions to shareholders
Net investment income
Class A	(8,851,932)	(3,252,467)
Class B	(70,723)	(69,139)
Class C	(273,715)	(247,527)
Class R	(10,213)	(1,076)
Class R4	(702,944)	(193,796)
Class R5	(215)	(65)
Class Z	(3,896,376)	(3,981,481)
Net realized gains
Class A	(20,711,136)	—
Class B	(429,546)	—
Class C	(1,560,825)	—
Class R	(20,767)	—
Class R4	(1,557,751)	—
Class R5	(410)	—
Class Z	(7,758,803)	—
Total distributions to shareholders	(45,845,356)	(7,745,551)
Increase (decrease) in net assets from capital stock activity	120,185,018	688,478,226
Total increase in net assets	210,238,097	694,298,305
Net assets at beginning of year	999,080,712	304,782,407
Net assets at end of year	$1,209,318,809	$999,080,712
Undistributed net investment income	$2,407,534	$2,589,363

(a) Class R shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011. Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	5,888,205	157,375,381	4,097,494	109,789,727
Fund merger	—	—	20,549,276	561,494,311
Distributions reinvested	1,016,506	26,143,345	106,954	2,822,636
Redemptions	(4,697,297)	(124,960,018)	(2,310,903)	(61,991,295)
Net increase	2,207,414	58,558,708	22,442,821	612,115,379
Class B shares
Subscriptions	104,594	2,795,311	85,828	2,280,535
Fund merger	—	—	462,837	12,629,489
Distributions reinvested	17,317	443,012	2,073	53,855
Redemptions(b)	(246,060)	(6,581,269)	(290,998)	(7,827,535)
Net increase (decrease)	(124,149)	(3,342,946)	259,740	7,136,344
Class C shares
Subscriptions	1,063,387	28,710,940	665,018	17,720,656
Fund merger	—	—	363,653	9,925,779
Distributions reinvested	60,505	1,549,110	7,365	190,187
Redemptions	(323,177)	(8,622,713)	(275,801)	(7,323,615)
Net increase	800,715	21,637,337	760,235	20,513,007
Class R shares
Subscriptions	92,324	2,547,632	20,041	545,671
Fund merger	—	—	1,585	43,293
Distributions reinvested	1,183	30,587	39	1,036
Redemptions	(13,869)	(384,023)	(4,102)	(110,926)
Net increase	79,638	2,194,196	17,563	479,074
Class R4 shares
Subscriptions	573,065	15,367,302	140,928	3,826,921
Fund merger	—	—	2,037,460	55,628,315
Distributions reinvested	87,919	2,260,519	7,266	193,774
Redemptions	(380,929)	(10,287,631)	(310,392)	(8,389,940)
Net increase	280,055	7,340,190	1,875,262	51,259,070
Class R5 shares
Subscriptions	—	—	92	2,500
Fund merger	—	—	410	11,181
Distributions reinvested	14	371	1	34
Net increase	14	371	503	13,715
Class Z shares
Subscriptions	3,718,947	99,363,526	2,344,111	61,902,997
Distributions reinvested	360,588	9,272,757	123,335	3,182,331
Redemptions	(2,795,157)	(74,839,121)	(2,557,310)	(68,123,691)
Net increase (decrease)	1,284,378	33,797,162	(89,864)	(3,038,363)
Total net increase	4,528,065	120,185,018	25,266,260	688,478,226

(a) Class R shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011. Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$26.06		$23.29		$22.46		$24.03		$24.77
Income from investment operations:
Net investment income	0.33		0.37		0.35		0.47		0.53
Net realized and unrealized gain (loss)	2.97		2.79		0.85		(1.52)		(0.56)
Total from investment operations	3.30		3.16		1.20		(1.05)		(0.03)
Less distributions to shareholders:
Net investment income	(0.34)		(0.39)		(0.37)		(0.52)		(0.56)
Net realized gains	(0.81)		—		—		—		(0.15)
Total distributions to shareholders	(1.15)		(0.39)		(0.37)		(0.52)		(0.71)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$28.21		$26.06		$23.29		$22.46		$24.03
Total return	13.14%		13.57%		5.33%		(4.03%)		(0.22%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.16%		1.10%		1.02%		1.04%		0.99%
Net expenses after fees waived or expenses reimbursed(c)	1.11	%(d)	1.03	%(d)	1.02	%(d)	1.04	%(d)	0.99	%(d)
Net investment income	1.24	%(d)	1.38	%(d)	1.47	%(d)	2.33	%(d)	2.14	%(d)
Supplemental data
Net assets, end of period (in thousands)	$774,214		$657,604		$65,112		$19,152		$10,712
Portfolio turnover	130	%(e)	99%		89%		102%		94%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% for the year ended August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$26.00		$23.24		$22.41		$23.99		$24.73
Income from investment operations:
Net investment income	0.13		0.17		0.17		0.32		0.34
Net realized and unrealized gain (loss)	2.97		2.78		0.85		(1.53)		(0.56)
Total from investment operations	3.10		2.95		1.02		(1.21)		(0.22)
Less distributions to shareholders:
Net investment income	(0.14)		(0.19)		(0.19)		(0.37)		(0.37)
Net realized gains	(0.81)		—		—		—		(0.15)
Total distributions to shareholders	(0.95)		(0.19)		(0.19)		(0.37)		(0.52)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$28.15		$26.00		$23.24		$22.41		$23.99
Total return	12.30%		12.71%		4.56%		(4.82%)		(0.97%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.91%		1.84%		1.77%		1.79%		1.74%
Net expenses after fees waived or expenses reimbursed(c)	1.86	%(d)	1.78	%(d)	1.77	%(d)	1.79	%(d)	1.74	%(d)
Net investment income	0.49	%(d)	0.64	%(d)	0.73	%(d)	1.63	%(d)	1.37	%(d)
Supplemental data
Net assets, end of period (in thousands)	$11,910		$14,227		$6,683		$6,934		$7,551
Portfolio turnover	130	%(e)	99%		89%		102%		94%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% for the year ended August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$25.99		$23.24		$22.42		$23.99		$24.73
Income from investment operations:
Net investment income	0.13		0.17		0.17		0.31		0.34
Net realized and unrealized gain (loss)	2.98		2.77		0.84		(1.51)		(0.56)
Total from investment operations	3.11		2.94		1.01		(1.20)		(0.22)
Less distributions to shareholders:
Net investment income	(0.14)		(0.19)		(0.19)		(0.37)		(0.37)
Net realized gains	(0.81)		—		—		—		(0.15)
Total distributions to shareholders	(0.95)		(0.19)		(0.19)		(0.37)		(0.52)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$28.15		$25.99		$23.24		$22.42		$23.99
Total return	12.34%		12.67%		4.51%		(4.77%)		(0.97%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.91%		1.84%		1.77%		1.79%		1.74%
Net expenses after fees waived or expenses reimbursed(c)	1.86	%(d)	1.79	%(d)	1.77	%(d)	1.79	%(d)	1.74	%(d)
Net investment income	0.50	%(d)	0.62	%(d)	0.71	%(d)	1.57	%(d)	1.39	%(d)
Supplemental data
Net assets, end of period (in thousands)	$74,771		$48,236		$25,462		$11,014		$3,209
Portfolio turnover	130	%(e)	99%		89%		102%		94%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% for the year ended August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$26.04		$24.62
Income from investment operations:
Net investment income	0.27		0.30
Net realized and unrealized gain	2.97		1.35
Total from investment operations	3.24		1.65
Less distributions to shareholders:
Net investment income	(0.28)		(0.23)
Net realized gains	(0.81)		—
Total distributions to shareholders	(1.09)		(0.23)
Net asset value, end of period	$28.19		$26.04
Total return	12.87%		6.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.42%		1.37	%(c)
Net expenses after fees waived or expenses reimbursed(d)	1.36	%(e)	1.28	%(c)(e)
Net investment income	1.01	%(e)	1.20	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$2,740		$457
Portfolio turnover	130	%(f)	99%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% for the year ended August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2012		2011(a)
Per share data
Net asset value, beginning of period	$26.02		$27.16
Income from investment operations:
Net investment income	0.35		0.18
Net realized and unrealized gain (loss)	2.98		(1.15	)(b)
Total from investment operations	3.33		(0.97)
Less distributions to shareholders:
Net investment income	(0.36)		(0.17)
Net realized gains	(0.81)		—
Total distributions to shareholders	(1.17)		(0.17)
Net asset value, end of period	$28.18		$26.02
Total return	13.26%		(3.59%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.03%		1.02	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.03%		1.02	%(d)(f)
Net investment income	1.32%		1.40	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$60,735		$48,799
Portfolio turnover	130	%(g)	99%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% for the year ended August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2012		2011(a)
Per share data
Net asset value, beginning of period	$26.02		$27.16
Income from investment operations:
Net investment income	0.42		0.24
Net realized and unrealized gain (loss)	2.97		(1.18	)(b)
Total from investment operations	3.39		(0.94)
Less distributions to shareholders:
Net investment income	(0.43)		(0.20)
Net realized gains	(0.81)		—
Total distributions to shareholders	(1.24)		(0.20)
Net asset value, end of period	$28.17		$26.02
Total return	13.52%		(3.46%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.78%		0.75	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.78%		0.73	%(d)(f)
Net investment income	1.57%		1.79	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$15		$13
Portfolio turnover	130	%(g)	99%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% for the year ended August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$26.02		$23.27		$22.43		$24.02		$24.75
Income from investment operations:
Net investment income	0.40		0.43		0.41		0.52		0.58
Net realized and unrealized gain (loss)	2.96		2.77		0.86		(1.54)		(0.54)
Total from investment operations	3.36		3.20		1.27		(1.02)		0.04
Less distributions to shareholders:
Net investment income	(0.40)		(0.45)		(0.43)		(0.57)		(0.62)
Net realized gains	(0.81)		—		—		—		(0.15)
Total distributions to shareholders	(1.21)		(0.45)		(0.43)		(0.57)		(0.77)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$28.17		$26.02		$23.27		$22.43		$24.02
Total return	13.42%		13.78%		5.64%		(3.87%)		0.07%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.91%		0.83%		0.77%		0.79%		0.74%
Net expenses after fees waived or expenses reimbursed(c)	0.86	%(d)	0.78	%(d)	0.77	%(d)	0.79	%(d)	0.74	%(d)
Net investment income	1.49	%(d)	1.62	%(d)	1.73	%(d)	2.62	%(d)	2.35	%(d)
Supplemental data
Net assets, end of period (in thousands)	$284,934		$229,744		$207,526		$192,819		$176,113
Portfolio turnover	130	%(e)	99%		89%		102%		94%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 66% for the year ended August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2012:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets—unrealized depreciation on futures contracts	128,809	*

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended August 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(393,949)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(128,809)

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	1,377

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts including original issue discounts are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended August 31, 2012 was 0.63% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended August 31, 2012 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended August 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.17
Class R4	0.04
Class R5	0.05
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2012, these minimum account balance fees reduced total expenses by $14,912.

In connection with the acquisition of RiverSource Balanced Fund (see Note 10), the fund assumed the assets and obligations of RiverSource Balanced Fund, which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2012, the Fund's total potential future obligation over the life of the Guaranty is $40,369. The liability remaining at August 31, 2012 for non-recurring charges associated with the lease amounted to $22,104 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2012 is included in other assets in the Statement of Assets and Liabilities at cost of $3,553.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,199,432 for Class A, $10,053 for Class Band $5,256 for Class C shares for the year ended August 31, 2012.

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class R	1.36
Class R4	1.05
Class R5	0.80
Class Z	0.86

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for defaulted bonds, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, premium amortization on debt securities, paydown reclassifications, unrealized appreciation (depreciation) for certain derivative investments, capital loss carryforwards, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(280,096)
Accumulated net realized gain	(38,520)
Paid-in capital	318,616

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2012	2011
Ordinary income	$13,933,096	$7,745,551
Long-term capital gains	31,912,260	—
Total	45,845,356	7,745,551

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,674,450

At August 31, 2012, the cost of investments for federal income tax purposes was $1,128,007,762 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$169,671,160
Unrealized depreciation	(6,604,779)
Net unrealized appreciation	$163,066,381

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$24,358,406
2017	110,564,060
Total	$134,922,466

For the year ended August 31, 2012, $18,906,012 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally,

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $1,469,411,101 and $1,398,158,260, respectively, for the year ended August 31, 2012, of which $812,070,904 and $813,941,122, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses.

Net income earned from securities lending for the year ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At August 31, 2012, securities valued at $22,845,758 were on loan, secured by U.S. government and agency securities valued at $13,293,255 and by cash collateral of $9,867,831 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Lehman Brothers Holdings Inc. Equity-Linked Notes

In connection with the acquisition of RiverSource Balanced Fund (see Note 10), the Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $696,000) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $67,340 based on the estimated amounts recoverable for the notes. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At August 31, 2012, the value of the receivable balances was approximately $181,807, which represented 0.02% of the Fund's net assets.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended August 31, 2012.

Note 10. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Balanced Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $394,712,235 and the combined net assets immediately after the acquisition were $1,034,444,603.

The merger was accomplished by a tax-free exchange of 61,221,026 shares of RiverSource Balanced Fund valued at $639,732,368 (including $115,994,312 of unrealized appreciation).

In exchange for RiverSource Balanced Fund shares, the Fund issued the following number of shares:

Shares
Class A	20,549,276
Class B	462,837
Class C	363,653
Class R	1,585
Class R4	2,037,460
Class R5	410

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Balanced Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Balanced Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2010 the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $15.2 million, $108.9 million, $4.3 million and $128.4 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Annual Report 2012

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2012

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012

Columbia Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Balanced Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012

Columbia Balanced Fund

Federal Income Tax Information

(Unaudited)

77.61% of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2012 qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 83.09% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012

Columbia Balanced Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012

Columbia Balanced Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012

Columbia Balanced Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012

Columbia Balanced Fund

Board Consideration and Approval of
Advisory Agreement

At meetings held on March 7, 2012 and June 6, 2012, respectively, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Balanced Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve each continuation of the Advisory Agreement.

In connection with their deliberations regarding each continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2012, April 25, 2012 and June 5, 2012, and at the Board meetings held on March 7, 2012 and June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations.

On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund. The Committee and the Board met in June 2012 to consider the continuation of the Advisory Agreement for the one-year period ending June 30, 2013, so as to permit the annual consideration of the Advisory Agreement to be conducted each June. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

Annual Report 2012

Columbia Balanced Fund

Board Consideration and Approval of
Advisory Agreement (continued)

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the 19.6%, 25.0% and 3.4% percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of

Annual Report 2012

Columbia Balanced Fund

Board Consideration and Approval of
Advisory Agreement (continued)

the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the 3rd and 2nd quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in

Annual Report 2012

Columbia Balanced Fund

Board Consideration and Approval of
Advisory Agreement (continued)

investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012

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Annual Report 2012

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Annual Report 2012

Columbia Balanced Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012

Columbia Balanced Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1386 D (10/12)

Annual Report

August 31, 2012

Columbia Contrarian Core Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Contrarian Core Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Contrarian Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement	45
Important Information About This Report	49
Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Contrarian Core Fund

Performance Overview

Performance Summary

>  Columbia Contrarian Core Fund (the Fund) Class A shares returned 27.59% excluding sales charges for the 11-month period ended August 31, 2012.

>  The Fund slightly outperformed its benchmark, the Russell 1000 Index, which returned 26.79% for the same time period.

>  Timely investments in large-capitalization companies helped the Fund maintain its advantage over the benchmark.

>  During the period, the Fund's fiscal year end was changed from September 30 to August 31. As a result, performance for the 11-month period since the Fund's last annual report has been included in the table below.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	11 Months cumulative	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		27.59	17.20	4.10	7.24
Including sales charges		20.26	10.45	2.88	6.61
Class B	11/01/98
Excluding sales charges		26.72	16.32	3.31	6.43
Including sales charges		21.72	11.32	2.96	6.43
Class C*	12/09/02
Excluding sales charges		26.68	16.30	3.32	6.45
Including sales charges		25.68	15.30	3.32	6.45
Class I*	09/27/10	28.12	17.74	4.43	7.55
Class R*	09/27/10	27.34	16.97	3.86	7.01
Class R4*	03/07/11	27.74	17.39	4.22	7.37
Class T	02/12/93
Excluding sales charges		27.49	17.21	4.05	7.17
Including sales charges		20.11	10.48	2.82	6.54
Class W*	09/27/10	27.57	17.27	4.11	7.26
Class Z	12/14/92	27.91	17.55	4.36	7.52
Russell 1000 Index		26.79	17.33	1.47	6.86

Returns for Class A and T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Contrarian Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Contrarian Core Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Contrarian Core Fund has approved the change of the Fund's fiscal year end from September 30 to August 31. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from September 1, 2012 through February 28, 2013.

For the 11-month period that ended August 31, 2012, the Fund's Class A shares returned 27.59% excluding sales charges. The Fund's benchmark, the Russell 1000 Index, returned 26.79% for the same 11 months. An emphasis on high quality, large-capitalization companies helped the Fund outpace the benchmark's robust performance for the period.

Strong Market Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and second quarter growth was just 1.3%. Job growth was strong early in 2012, but has been uneven over the past few months. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, the August jobs figure was lower than expected and manufacturing activity — the one consistent bright spot throughout this recovery — has slipped. A widely followed measure of consumer confidence from The Conference Board rose in the first half of the period, then generally fell in the second half in response to shifting economic prospects. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market began the period on the upswing. Larger-cap, more defensive stocks led the rally, which broadened to include mid- and small-caps into 2012 on solid corporate earnings, a better housing market and growing investor confidence. Volatility increased in the spring as worries over the sovereign debt problems in Europe and the economy at home resurfaced. Stock prices fell sharply in the second quarter of 2012 before regaining ground in the final months of the reporting period.

Large-Cap Emphasis Aided Results

The Fund prospered in a generally risk-averse environment, in part because we increased the Fund's allocation to larger-cap companies in 2011. In that regard, several specific holdings aided results during the period. In telecommunications, the purchase of Sprint paid off when the investment community took a more favorable view of the company's restructuring program. In technology, holdings such as eBay and Apple Computer easily topped the market. In keeping with the Fund's contrarian approach, Apple had been purchased several years ago, when its fortunes weren't as rosy, but we have continued to hold the stock because its valuation still appears reasonable relative to its increasingly strong business prospects. Other meaningful contributors for the period included Home Depot, CVS/Caremark and Philip Morris International.

Disappointments in Energy, Materials and Financials

Within the energy sector, we emphasized energy service companies such as Schlumberger, Halliburton and Baker Hughes, which underperformed amid industry-wide overcapacity in pressure pumping. The basic materials sector was

Portfolio Management

Guy Pope, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2012)
Apple, Inc.	5.8
Berkshire Hathaway, Inc., Class B	3.4
Google, Inc., Class A	2.9
Johnson & Johnson	2.8
Exxon Mobil Corp.	2.7
Philip Morris International, Inc.	2.4
Wells Fargo & Co.	2.3
Chevron Corp.	2.3
Microsoft Corp.	2.3
PepsiCo, Inc.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Contrarian Core Fund

Manager Discussion of Fund Performance (continued)

another area of underperformance, and Celanese was a particular disappointment, declining sharply when demand from China proved weaker than expected. Finally, the Fund's investments in the financials sector were a drag on overall performance, a result very much in keeping with the risk aversion that characterized the period. In general, economically sensitive sectors underperformed the market, in some cases by a wide margin.

Looking Ahead

Given the prevailing low yields on fixed income securities, we currently expect investors to favor equities. However, our optimism must also strike a cautious note, as political gridlock, the looming expiration of tax breaks and other stimulus measures and an uncertain global recovery are all potential headwinds with which investors must cope. We anticipate some interest-rate volatility, but we also currently expect domestic monetary policy to remain accommodative for the foreseeable future as unemployment remains high and the housing market continues its recovery. Against this back drop, we will continue to build the portfolio from the bottom up, seeking contrarian opportunities on a case-by-case basis regardless of the direction of the broader market averages.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	99.4
Consumer Discretionary	12.1
Consumer Staples	10.7
Energy	11.4
Financials	15.3
Health Care	15.0
Industrials	10.0
Information Technology	21.3
Materials	2.1
Telecommunication Services	1.5
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Contrarian Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.90	1,019.30	5.93	5.89	1.16
Class B	1,000.00	1,000.00	1,029.00	1,015.53	9.74	9.68	1.91
Class C	1,000.00	1,000.00	1,029.00	1,015.53	9.74	9.68	1.91
Class I	1,000.00	1,000.00	1,035.40	1,021.37	3.84	3.81	0.75
Class R	1,000.00	1,000.00	1,030.90	1,018.00	7.25	7.20	1.42
Class R4	1,000.00	1,000.00	1,033.40	1,019.86	5.37	5.33	1.05
Class T	1,000.00	1,000.00	1,032.50	1,019.05	6.18	6.14	1.21
Class W	1,000.00	1,000.00	1,032.90	1,019.30	5.93	5.89	1.16
Class Z	1,000.00	1,000.00	1,034.10	1,020.56	4.65	4.62	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Contrarian Core Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%

Issuer	Shares	Value ($)
Consumer Discretionary 11.9%
Auto Components 1.1%
Delphi Automotive PLC(a)	180,176	5,457,531
Johnson Controls, Inc.(b)	622,130	16,928,157
Total		22,385,688
Hotels, Restaurants & Leisure 1.0%
McDonald's Corp.	239,107	21,397,685
Media 5.4%
Comcast Corp., Class A(b)	937,545	31,435,884
DIRECTV(a)(b)	406,555	21,177,450
Discovery Communications, Inc., Class A(a)(b)	376,906	20,669,525
Viacom, Inc., Class B(b)	820,872	41,051,809
Total		114,334,668
Multiline Retail 1.4%
Target Corp.(b)	467,158	29,940,156
Specialty Retail 2.0%
Home Depot, Inc. (The)(b)	449,644	25,517,297
Lowe's Companies, Inc.(b)	554,775	15,799,992
Total		41,317,289
Textiles, Apparel & Luxury Goods 1.0%
Nike, Inc., Class B(b)	220,844	21,501,372
Total Consumer Discretionary		250,876,858
Consumer Staples 10.6%
Beverages 3.1%
Diageo PLC, ADR(b)	185,460	20,255,941
PepsiCo, Inc.(b)	605,239	43,837,461
Total		64,093,402
Food & Staples Retailing 1.5%
CVS Caremark Corp.	691,982	31,519,780
Food Products 1.9%
Kraft Foods, Inc., Class A	967,441	40,177,825
Household Products 1.7%
Procter & Gamble Co. (The)	529,177	35,555,402
Tobacco 2.4%
Philip Morris International, Inc.	565,466	50,496,114
Total Consumer Staples		221,842,523

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 11.3%
Energy Equipment & Services 2.8%
Baker Hughes, Inc.(b)	277,187	12,639,727
Halliburton Co.	831,298	27,233,323
National Oilwell Varco, Inc.	152,963	12,053,485
Weatherford International Ltd.(a)	678,411	7,978,113
Total		59,904,648
Oil, Gas & Consumable Fuels 8.5%
Apache Corp.	168,488	14,447,846
Chevron Corp.(b)	429,800	48,206,368
ConocoPhillips(b)	485,121	27,550,022
Devon Energy Corp.	372,506	21,542,022
Exxon Mobil Corp.(b)	637,785	55,678,630
Noble Energy, Inc.	115,407	10,144,275
Total		177,569,163
Total Energy		237,473,811
Financials 15.1%
Capital Markets 4.6%
BlackRock, Inc.	159,211	28,080,044
Goldman Sachs Group, Inc. (The)	145,644	15,397,484
Invesco Ltd.	866,900	20,528,192
Morgan Stanley	791,752	11,876,280
State Street Corp.	526,182	21,889,171
Total		97,771,171
Commercial Banks 2.3%
Wells Fargo & Co.	1,427,307	48,571,257
Diversified Financial Services 2.8%
Citigroup, Inc.	629,198	18,693,473
JPMorgan Chase & Co.	1,080,937	40,146,000
Total		58,839,473
Insurance 5.4%
Aon PLC	794,665	41,290,793
Berkshire Hathaway, Inc., Class B(a)(b)	844,734	71,244,866
Total		112,535,659
Total Financials		317,717,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 14.9%
Biotechnology 1.0%
Celgene Corp.(a)	296,175	21,336,447
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.(b)	459,861	26,984,644
Covidien PLC	418,780	23,472,619
Total		50,457,263
Health Care Providers & Services 3.8%
Cardinal Health, Inc.	478,467	18,923,370
CIGNA Corp.	363,608	16,642,338
Express Scripts Holding Co.(a)	458,553	28,714,589
Humana, Inc.	226,910	15,901,853
Total		80,182,150
Pharmaceuticals 7.7%
Abbott Laboratories(b)	515,535	33,788,164
Johnson & Johnson(b)	872,069	58,803,613
Merck & Co., Inc.	582,182	25,062,935
Pfizer, Inc.	1,773,917	42,325,659
Total		159,980,371
Total Health Care		311,956,231
Industrials 9.9%
Aerospace & Defense 2.1%
Honeywell International, Inc.	377,378	22,057,744
United Technologies Corp.(b)	263,287	21,023,467
Total		43,081,211
Air Freight & Logistics 0.5%
FedEx Corp.(b)	119,660	10,485,806
Commercial Services & Supplies 1.9%
Tyco International Ltd.	721,061	40,653,419
Industrial Conglomerates 2.0%
General Electric Co.	2,027,944	41,998,720
Machinery 1.3%
Eaton Corp.(b)	215,301	9,628,261
Stanley Black & Decker, Inc.	271,630	17,867,821
Total		27,496,082
Professional Services 1.1%
Nielsen Holdings NV(a)	832,626	23,346,833

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 1.0%
Union Pacific Corp.(b)	172,733	20,976,696
Total Industrials		208,038,767
Information Technology 21.2%
Communications Equipment 1.8%
QUALCOMM, Inc.	623,276	38,306,543
Computers & Peripherals 7.0%
Apple, Inc.	181,602	120,808,914
EMC Corp.(a)(b)	971,509	25,540,972
Total		146,349,886
Internet Software & Services 4.7%
eBay, Inc.(a)	821,661	39,004,248
Google, Inc., Class A(a)(b)	87,761	60,124,183
Total		99,128,431
IT Services 3.4%
International Business Machines Corp.(b)	178,490	34,778,776
Mastercard, Inc., Class A	85,514	36,163,871
Total		70,942,647
Office Electronics 0.6%
Xerox Corp.	1,704,417	12,561,553
Semiconductors & Semiconductor Equipment 1.0%
Skyworks Solutions, Inc.(a)	694,281	21,147,799
Software 2.7%
Electronic Arts, Inc.(a)	645,369	8,602,769
Microsoft Corp.	1,546,596	47,666,089
Total		56,268,858
Total Information Technology		444,705,717
Materials 2.1%
Chemicals 1.3%
Celanese Corp., Class A	253,490	9,698,527
Dow Chemical Co. (The)(b)	284,352	8,334,357
EI du Pont de Nemours & Co.(b)	168,914	8,403,472
Total		26,436,356
Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc.	477,596	17,245,992
Total Materials		43,682,348

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.5%
Wireless Telecommunication Services 1.5%
Sprint Nextel Corp.(a)	2,777,504	13,470,894
Vodafone Group PLC, ADR	600,100	17,354,892
Total		30,825,786
Total Telecommunication Services		30,825,786
Total Common Stocks (Cost: $1,696,363,675)		2,067,119,601
Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.164%(c)(d)	12,403,481	12,403,481
Total Money Market Funds (Cost: $12,403,481)		12,403,481

Investments of Cash Collateral Received for Securities on Loan 19.8%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 4.4%
Atlantis One 12/03/12	0.350%	9,987,944	9,987,944
Cancara Asset Securitisation LLC 09/04/12	0.250%	9,997,639	9,997,639
Gotham Funding Corp. 09/12/12	0.240%	9,996,400	9,996,400
Kells Funding LLC 10/12/12	0.612%	5,981,497	5,981,497
10/17/12	0.451%	7,989,300	7,989,300
11/01/12	0.360%	4,995,400	4,995,400
Salisbury Receivables Co. LLC 11/15/12	0.310%	4,996,254	4,996,254
Sheffield Receivable Corp. 10/09/12	0.320%	9,992,711	9,992,711
10/19/12	0.310%	4,996,254	4,996,254
10/23/12	0.310%	4,996,125	4,996,125
Versailles Commercial Paper LLC 09/07/12	0.280%	9,999,456	9,999,456

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Working Capital Management Co., L.P. 09/17/12	0.230%	2,999,463	2,999,463
09/18/12	0.230%	4,998,946	4,998,946
Total			91,927,389
Certificates of Deposit 7.9%
ABM AMRO Bank N.V. 09/21/12	0.560%	4,992,855	4,992,855
Australia and New Zealand Banking Group Ltd. 11/16/12	0.620%	5,000,000	5,000,000
Barclays Bank PLC 10/26/12	0.310%	10,000,000	10,000,000
Credit Suisse 11/08/12	0.403%	5,000,000	5,000,000
DZ Bank AG 09/07/12	0.330%	5,000,000	5,000,000
10/29/12	0.380%	5,000,000	5,000,000
Deutsche Bank AG 09/14/12	0.750%	5,000,000	5,000,000
Development Bank of Singapore Ltd. 09/20/12	0.250%	10,000,000	10,000,000
DnB NOR ASA 09/14/12	0.530%	8,000,000	8,000,000
Mizuho Corporate Bank Ltd. 10/25/12	0.340%	10,000,000	10,000,000
National Australia Bank 10/29/12	0.291%	3,999,910	3,999,910
National Bank of Canada 11/09/12	0.301%	5,000,000	5,000,000
Norinchukin Bank 11/01/12	0.400%	5,000,000	5,000,000
11/09/12	0.520%	5,000,000	5,000,000
Pohjola Bank PLC 09/21/12	0.280%	10,000,000	10,000,000
Rabobank 09/17/12	0.310%	10,021,008	10,021,008
10/26/12	0.515%	5,000,000	5,000,000
Skandinaviska Enskilda Banken 10/31/12	0.350%	15,000,000	15,000,000
Standard Chartered Bank PLC 10/05/12	0.630%	9,968,077	9,968,077
Sumitomo Mitsui Banking Corp. 10/24/12	0.330%	10,000,000	10,000,000
Sumitomo Trust & Banking Co., Ltd. 09/17/12	0.470%	5,000,000	5,000,000
11/01/12	0.486%	3,000,000	3,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Union Bank of Switzerland 10/23/12	0.330%	10,000,000	10,000,000
Total			164,981,850
Commercial Paper 2.7%
Bank of New Zealand 11/02/12	0.366%	4,000,000	4,000,000
Caisse des Depots 11/28/12	0.300%	4,996,250	4,996,250
Credit Suisse 09/10/12	0.340%	4,995,750	4,995,750
Erste Abwicklungsanstalt 09/07/12	0.471%	4,991,971	4,991,971
Foreningsparbanken (Swedbank) 11/06/12	0.320%	9,991,556	9,991,556
PB Capital Corp. 10/19/12	0.671%	4,995,440	4,995,440
Societe Generale 09/06/12	0.230%	14,999,329	14,999,329
Suncorp Metway Ltd. 09/25/12	0.450%	2,997,600	2,997,600
10/15/12	0.450%	4,996,062	4,996,062
Total			56,963,958
Other Short-Term Obligations 0.2%
General Electric Capital Corp. 11/01/12	0.290%	5,003,631	5,003,631

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 4.6%
Credit Suisse Securities (USA) LLC dated 08/31/12, matures 09/04/12, repurchase price $6,872,474(e)	0.150%	6,872,360	6,872,360
Deutsche Bank AG dated 08/31/12, matures 09/04/12, repurchase price $55,001,222(e)	0.200%	55,000,000	55,000,000
Natixis Financial Products, Inc.(e) dated 08/31/12, matures 09/04/12, repurchase price $15,000,400	0.240%	15,000,000	15,000,000
repurchase price $4,000,098	0.220%	4,000,000	4,000,000
Nomura Securities dated 08/31/12, matures 09/04/12, repurchase price $15,000,383(e)	0.230%	15,000,000	15,000,000
Total			95,872,360
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $414,749,188)			414,749,188
Total Investments (Cost: $2,123,516,344)			2,494,272,270
Other Assets & Liabilities, Net			(396,971,872)
Net Assets			2,097,300,398

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2012, security was partially or fully on loan.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	10,294,511	686,522,437	(684,413,467)	12,403,481	42,911	12,403,481

(e)  The following table represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	7,009,811
Total market value of collateral securities	7,009,811
Security Description	Value ($)
Deutsche Bank AG (0.200%)
Federal National Mortgage Association	56,100,015
Total market value of collateral securities	56,100,015
Security Description	Value ($)
Natixis Financial Products, Inc. (0.220%)
Fannie Mae Pool	1,802,585
Fannie Mae REMICS	4,693,517
Freddie Mac Non Gold Pool	511,122
Freddie Mac Reference REMIC	127
Freddie Mac REMICS	2,721,683
Ginnie Mae I Pool	14,249
Ginnie Mae II Pool	164,115
Government National Mortgage Association	5,393,010
Total market value of collateral securities	15,300,408
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
United States Treasury Bill	352,348
United States Treasury Note/Bond	3,727,752
Total market value of collateral securities	4,080,100
Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	10,504,003
Freddie Mac Gold Pool	4,795,997
Total market value of collateral securities	15,300,000

Abbreviation Legend

ADR  American Depositary Receipt

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	250,876,858	—	—	250,876,858
Consumer Staples	221,842,523	—	—	221,842,523
Energy	237,473,811	—	—	237,473,811
Financials	317,717,560	—	—	317,717,560
Health Care	311,956,231	—	—	311,956,231
Industrials	208,038,767	—	—	208,038,767
Information Technology	444,705,717	—	—	444,705,717
Materials	43,682,348	—	—	43,682,348
Telecommunication Services	30,825,786	—	—	30,825,786
Total Equity Securities	2,067,119,601	—	—	2,067,119,601
Other
Money Market Funds	12,403,481	—	—	12,403,481
Investments of Cash Collateral Received for Securities on Loan	—	414,749,188	—	414,749,188
Total Other	12,403,481	414,749,188	—	427,152,669
Total	2,079,523,082	414,749,188	—	2,494,272,270

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Contrarian Core Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,696,363,675)	$2,067,119,601
Affiliated issuers (identified cost $12,403,481)	12,403,481
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $318,876,828)	318,876,828
Repurchase agreements (identified cost $95,872,360)	95,872,360
Total investments (identified cost $2,123,516,344)	2,494,272,270
Receivable for:
Investments sold	22,623,910
Capital shares sold	2,222,562
Dividends	4,351,780
Interest	71,653
Reclaims	125,372
Prepaid expenses	30,750
Trustees' deferred compensation plan	51,490
Total assets	2,523,749,787
Liabilities
Due upon return of securities on loan	414,749,188
Payable for:
Investments purchased	7,637,411
Capital shares purchased	3,552,801
Investment management fees	36,360
Distribution and service fees	7,792
Transfer agent fees	275,259
Administration fees	3,053
Plan administration fees	25
Compensation of board members	14,154
Chief compliance officer expenses	282
Expense reimbursement due to Investment Manager	1,380
Other expenses	120,194
Trustees' deferred compensation plan	51,490
Total liabilities	426,449,389
Net assets applicable to outstanding capital stock	$2,097,300,398
Represented by
Paid-in capital	$1,730,956,624
Undistributed net investment income	11,407,953
Accumulated net realized loss	(15,830,565)
Unrealized appreciation (depreciation) on:
Investments	370,755,926
Foreign currency translations	10,460
Total — representing net assets applicable to outstanding capital stock	$2,097,300,398
*Value of securities on loan	$407,162,489

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Contrarian Core Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$588,181,880
Shares outstanding	37,506,753
Net asset value per share	$15.68
Maximum offering price per share(a)	$16.64
Class B
Net assets	$17,291,997
Shares outstanding	1,190,034
Net asset value per share	$14.53
Class C
Net assets	$58,257,118
Shares outstanding	4,002,998
Net asset value per share	$14.55
Class I
Net assets	$385,801,772
Shares outstanding	24,454,594
Net asset value per share	$15.78
Class R
Net assets	$4,488,666
Shares outstanding	286,198
Net asset value per share	$15.68
Class R4
Net assets	$116,836
Shares outstanding	7,410
Net asset value per share	$15.77
Class T
Net assets	$117,457,147
Shares outstanding	7,547,434
Net asset value per share	$15.56
Maximum offering price per share(a)	$16.51
Class W
Net assets	$106,074,562
Shares outstanding	6,761,659
Net asset value per share	$15.69
Class Z
Net assets	$819,630,420
Shares outstanding	51,951,087
Net asset value per share	$15.78

(a) The maximum offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Contrarian Core Fund

Statement of Operations

	Year Ended August 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends — unaffiliated issuers	$32,555,627	$18,916,144
Dividends — affiliated issuers	42,911	11,747
Interest	—	3,120
Income from securities lending — net	790,629	110,740
Foreign taxes withheld	(124,709)	(84,248)
Total income	33,264,458	18,957,503
Expenses:
Investment management fees	10,862,663	7,499,179
Distribution fees
Class B	154,470	130,253
Class C	340,219	229,197
Class R	10,329	20
Service fees
Class A	1,195,902	740,976
Class B	51,490	43,417
Class C	113,406	76,418
Class W	224,751	165,741
Shareholder service fee — Class T	314,161	362,876
Transfer agent fees
Class A	933,309	510,106
Class B	40,696	29,917
Class C	87,355	51,720
Class R	3,681	7
Class R4	54	30
Class T	205,777	201,178
Class W	172,702	112,059
Class Z	1,179,459	679,517
Administration fees	906,997	652,775
Plan administration fees
Class R4	269	138
Compensation of board members	62,977	35,879
Pricing and bookkeeping fees	—	55,983
Custodian fees	9,407	36,786
Printing and postage fees	243,135	139,442
Registration fees	230,097	125,804
Professional fees	103,073	78,758
Line of credit interest expense	—	458
Chief compliance officer expenses	1,289	1,425
Other	81,552	51,928
Total expenses	17,529,220	12,011,987
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(397,756)	(335,578)
Expense reductions	(13,225)	(18,512)
Total net expenses	17,118,239	11,657,897
Net investment income	16,146,219	7,299,606

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Contrarian Core Fund

Statement of Operations (continued)

	Year Ended August 31, 2012(a)	Year Ended September 30, 2011
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$28,609,424	$84,355,371
Foreign currency translations	2,226	188,875
Forward foreign currency exchange contracts	—	(188,480)
Net realized gain	28,611,650	84,355,766
Net change in unrealized appreciation (depreciation) on:
Investments	367,249,979	(227,253,202)
Foreign currency translations	(9,181)	19,641
Net change in unrealized appreciation (depreciation)	367,240,798	(227,233,561)
Net realized and unrealized gain (loss)	395,852,448	(142,877,795)
Net change in net assets resulting from operations	$411,998,667	$(135,578,189)

(a) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Contrarian Core Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012(a)	Year Ended September 30, 2011(b)	Year Ended September 30, 2010(c)
Operations
Net investment income	$16,146,219	$7,299,606	$2,065,604
Net realized gain	28,611,650	84,355,766	24,721,821
Net change in unrealized appreciation (depreciation)	367,240,798	(227,233,561)	8,379,451
Net increase (decrease) in net assets resulting from operations	411,998,667	(135,578,189)	35,166,876
Distributions to shareholders
Net investment income
Class A	(2,560,605)	(298,249)	(201,274)
Class I	(2,810,753)	(147,174)	—
Class R	(704)	—	—
Class R4	(719)	—	—
Class T	(537,364)	(228,384)	(531,782)
Class W	(470,835)	(161,179)	—
Class Z	(4,432,162)	(1,778,271)	(1,864,758)
Net realized gains
Class A	(10,430,378)	—	—
Class B	(539,119)	—	—
Class C	(989,703)	—	—
Class I	(6,421,134)	—	—
Class R	(4,502)	—	—
Class R4	(2,421)	—	—
Class T	(2,422,017)	—	—
Class W	(1,918,363)	—	—
Class Z	(12,224,234)	—	—
Total distributions to shareholders	(45,765,013)	(2,613,257)	(2,597,814)
Increase (decrease) in net assets from capital stock activity	296,283,645	982,482,973	154,523,114
Total increase in net assets	662,517,299	844,291,527	187,092,176
Net assets at beginning of year	1,434,783,099	590,491,572	403,399,396
Net assets at end of year	$2,097,300,398	$1,434,783,099	$590,491,572
Undistributed net investment income	$11,407,953	$6,072,649	$1,431,478

(a) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b) Class R4 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c) Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended September 30, 2011(b)		Year Ended September 30, 2010(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	9,750,851	143,837,218	10,020,992	144,873,952	8,497,843	105,495,991
Fund merger	—	—	20,212,114	303,837,273	—	—
Distributions reinvested	882,717	12,128,536	18,354	255,641	15,560	189,054
Redemptions	(6,936,222)	(101,491,144)	(5,258,930)	(75,612,603)	(2,055,029)	(24,867,159)
Net increase	3,697,346	54,474,610	24,992,530	373,354,263	6,458,374	80,817,886
Class B shares
Subscriptions	83,727	1,137,696	122,651	1,620,731	169,133	1,953,902
Fund merger	—	—	2,516,488	35,329,181	—	—
Distributions reinvested	40,648	520,704	—	—	—	—
Redemptions(d)	(770,519)	(10,565,494)	(1,141,664)	(15,777,916)	(141,450)	(1,638,196)
Net increase (decrease)	(646,144)	(8,907,094)	1,497,475	21,171,996	27,683	315,706
Class C shares
Subscriptions	1,449,195	19,627,067	1,437,827	19,390,341	1,128,021	13,116,080
Fund merger	—	—	617,699	8,678,618	—	—
Distributions reinvested	55,020	705,354	—	—	—	—
Redemptions	(610,574)	(8,319,064)	(503,246)	(6,666,669)	(214,012)	(2,471,200)
Net increase	893,641	12,013,357	1,552,280	21,402,290	914,009	10,644,880
Class I shares
Subscriptions	9,275,311	137,098,256	10,718,323	153,579,476	197	2,500
Fund merger	—	—	13,605,994	205,416,554	—	—
Distributions reinvested	669,931	9,231,653	10,521	147,157	—	—
Redemptions	(7,544,691)	(110,727,675)	(2,280,992)	(32,975,816)	—	—
Net increase	2,400,551	35,602,234	22,053,846	326,167,371	197	2,500
Class R shares
Subscriptions	336,597	4,914,156	318	4,652	198	2,500
Distributions reinvested	373	5,135	—	—	—	—
Redemptions	(51,284)	(761,250)	(4)	(61)	—	—
Net increase	285,686	4,158,041	314	4,591	198	2,500
Class R4 shares
Subscriptions	—	—	167	2,583	—	—
Fund merger	—	—	7,740	116,844	—	—
Distributions reinvested	202	2,795	—	—	—	—
Redemptions	(699)	(10,529)	—	—	—	—
Net increase (decrease)	(497)	(7,734)	7,907	119,427	—	—
Class T shares
Subscriptions	85,562	1,189,156	55,930	788,208	45,158	552,326
Distributions reinvested	146,871	2,003,321	10,960	151,720	38,797	469,356
Redemptions	(726,028)	(10,516,756)	(1,045,497)	(14,810,309)	(1,100,312)	(13,448,179)
Net decrease	(493,595)	(7,324,279)	(978,607)	(13,870,381)	(1,016,357)	(12,426,497)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended September 30, 2011(b)		Year Ended September 30, 2010(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	2,622,116	38,500,041	7,743,688	106,692,654	198	2,500
Distributions reinvested	173,754	2,389,123	11,569	161,173	—	—
Redemptions	(1,914,803)	(28,426,789)	(1,874,863)	(27,146,720)	—	—
Net increase	881,067	12,462,375	5,880,394	79,707,107	198	2,500
Class Z shares
Subscriptions	21,510,360	318,447,204	21,989,221	320,135,583	12,537,693	155,092,288
Distributions reinvested	698,972	9,645,813	63,653	886,445	94,601	1,154,130
Redemptions	(9,138,525)	(134,280,882)	(10,301,231)	(146,595,719)	(6,471,030)	(81,082,779)
Net increase	13,070,807	193,812,135	11,751,643	174,426,309	6,161,264	75,163,639
Total net increase	20,088,862	296,283,645	66,757,782	982,482,973	12,545,566	154,523,114

(a) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b) Class R4 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c) Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Contrarian Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,		Year Ended September 30,
Class A	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.63		$12.61		$11.76		$11.89		$15.51		$14.03
Income from investment operations:
Net investment income	0.11		0.08		0.04		0.08		0.07		0.05
Net realized and unrealized gain (loss)	3.32		(0.03)		0.87		(0.14)		(2.17)		2.60
Total from investment operations	3.43		0.05		0.91		(0.06)		(2.10)		2.65
Less distributions to shareholders:
Net investment income	(0.07)		(0.03)		(0.06)		(0.07)		(0.05)		—
Net realized gains	(0.31)		—		—		—		(1.47)		(1.17)
Total distributions to shareholders	(0.38)		(0.03)		(0.06)		(0.07)		(1.52)		(1.17)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$15.68		$12.63		$12.61		$11.76		$11.89		$15.51
Total return	27.59%		0.39%		7.75%		(0.28%)		(15.35%)		19.82%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.19	%(d)	1.19	%(e)	1.25%		1.28	%(e)	1.24	%(e)	1.24%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.16	%(d)(g)	1.16	%(e)(g)	1.19	%(g)	1.17	%(e)(g)	1.14	%(e)(h)	1.14	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.19	%(d)	1.19%		1.25%		1.28%		1.24%		1.24%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.16	%(d)(g)	1.16	%(g)	1.19	%(g)	1.17	%(g)	1.14	%(h)	1.14	%(g)
Net investment income	0.82	%(d)(g)	0.56	%(g)	0.32	%(g)	0.77	%(g)	0.53	%(h)	0.32	%(g)
Supplemental data
Net assets, end of period (in thousands)	$588,182		$427,039		$111,182		$27,742		$11,187		$12,054
Portfolio turnover	62%		78%		94%		131%		106%		88%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$11.74		$11.78		$11.02		$11.14		$14.67		$13.42
Income from investment operations:
Net investment income (loss)	0.01		(0.03)		(0.05)		0.01		(0.03)		(0.06)
Net realized and unrealized gain (loss)	3.09		(0.01)		0.81		(0.13)		(2.03)		2.48
Total from investment operations	3.10		(0.04)		0.76		(0.12)		(2.06)		2.42
Less distributions to shareholders:
Net realized gains	(0.31)		—		—		—		(1.47)		(1.17)
Total distributions to shareholders	(0.31)		—		—		—		(1.47)		(1.17)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$14.53		$11.74		$11.78		$11.02		$11.14		$14.67
Total return	26.72%		(0.34%)		6.90%		(1.08%)		(15.96%)		18.94%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.94	%(d)	1.92	%(e)	2.00%		2.03	%(e)	1.99	%(e)	1.99%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.91	%(d)(g)	1.90	%(e)(g)	1.94	%(g)	1.92	%(e)(g)	1.89	%(e)(h)	1.89	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.94	%(d)	1.92%		2.00%		2.03%		1.99%		1.99%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.91	%(d)(g)	1.90	%(g)	1.94	%(g)	1.92	%(g)	1.89	%(h)	1.89	%(g)
Net investment income (loss)	0.05	%(d)(g)	(0.19	%)(g)	(0.46	%)(g)	0.12	%(g)	(0.22	%)(h)	(0.44	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$17,292		$21,560		$3,991		$3,428		$3,629		$4,796
Portfolio turnover	62%		78%		94%		131%		106%		88%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$11.76		$11.80		$11.03		$11.15		$14.68		$13.43
Income from investment operations:
Net investment income (loss)	0.01		(0.03)		(0.05)		0.01		(0.03)		(0.06)
Net realized and unrealized gain (loss)	3.09		(0.01)		0.82		(0.13)		(2.03)		2.48
Total from investment operations	3.10		(0.04)		0.77		(0.12)		(2.06)		2.42
Less distributions to shareholders:
Net realized gains	(0.31)		—		—		—		(1.47)		(1.17)
Total distributions to shareholders	(0.31)		—		—		—		(1.47)		(1.17)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$14.55		$11.76		$11.80		$11.03		$11.15		$14.68
Total return	26.68%		(0.34%)		6.98%		(1.08%)		(15.95%)		18.93%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.94	%(d)	1.95	%(e)	2.00%		2.03	%(e)	1.99	%(e)	1.99%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.91	%(d)(g)	1.92	%(e)(g)	1.94	%(g)	1.92	%(e)(g)	1.89	%(e)(h)	1.89	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.94	%(d)	1.95%		2.00%		2.03%		1.99%		1.99%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.91	%(d)(g)	1.92	%(g)	1.94	%(g)	1.92	%(g)	1.89	%(h)	1.89	%(g)
Net investment income (loss)	0.07	%(d)(g)	(0.22	%)(g)	(0.44	%)(g)	0.03	%(g)	(0.21	%)(h)	(0.41	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$58,257		$36,559		$18,368		$7,094		$1,718		$1,428
Portfolio turnover	62%		78%		94%		131%		106%		88%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class I	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$12.71		$12.69		$12.70
Income from investment operations:
Net investment income	0.17		0.14		0.01
Net realized and unrealized gain (loss)	3.34		(0.03)		(0.02)
Total from investment operations	3.51		0.11		(0.01)
Less distributions to shareholders:
Net investment income	(0.13)		(0.09)		—
Net realized gains	(0.31)		—		—
Total distributions to shareholders	(0.44)		(0.09)		—
Net asset value, end of period	$15.78		$12.71		$12.69
Total return	28.12%		0.81%		(0.08%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.75	%(d)	0.76	%(e)	0.85	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.75	%(d)	0.76	%(e)(g)	0.85	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.75	%(d)	0.76%		0.85	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.75	%(d)	0.76	%(g)	0.85	%(d)(g)
Net investment income	1.24	%(d)	0.99	%(g)	4.99	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$385,802		$280,304		$2
Portfolio turnover	62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class R	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$12.63		$12.61		$12.62
Income from investment operations:
Net investment income	0.08		0.05		0.00	(c)
Net realized and unrealized gain (loss)	3.32		(0.03)		(0.01)
Total from investment operations	3.40		0.02		(0.01)
Less distributions to shareholders:
Net investment income	(0.04)		—		—
Net realized gains	(0.31)		—		—
Total distributions to shareholders	(0.35)		—		—
Net asset value, end of period	$15.68		$12.63		$12.61
Total return	27.34%		0.16%		(0.08%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.42	%(e)	1.44	%(f)	1.44	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.41	%(e)(h)	1.39	%(f)(h)	1.44	%(e)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.42	%(e)	1.44%		1.44	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.41	%(e)(h)	1.39	%(h)	1.44	%(e)(h)
Net investment income	0.59	%(e)(h)	0.32	%(h)	4.34	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$4,489		$6		$2
Portfolio turnover	62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Contrarian Core Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2012(a)		Year Ended September 30, 2011(b)
Per share data
Net asset value, beginning of period	$12.70		$14.93
Income from investment operations:
Net investment income	0.13		0.06
Net realized and unrealized gain (loss)	3.34		(2.29)
Total from investment operations	3.47		(2.23)
Less distributions to shareholders:
Net investment income	(0.09)		—
Net realized gains	(0.31)		—
Total distributions to shareholders	(0.40)		—
Net asset value, end of period	$15.77		$12.70
Total return	27.74%		(14.94%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.05	%(d)	1.05	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.05	%(d)	1.05	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.05	%(d)	1.05	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.05	%(d)	1.05	%(d)(g)
Net investment income	0.93	%(d)	0.72	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$117		$100
Portfolio turnover	62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class T	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.54		$12.51		$11.67		$11.80		$15.40		$13.95
Income from investment operations:
Net investment income	0.10		0.06		0.03		0.08		0.06		0.04
Net realized and unrealized gain (loss)	3.29		—		0.86		(0.14)		(2.15)		2.58
Total from investment operations	3.39		0.06		0.89		(0.06)		(2.09)		2.62
Less distributions to shareholders:
Net investment income	(0.06)		(0.03)		(0.05)		(0.07)		(0.04)		(0.00	)(b)
Net realized gains	(0.31)		—		—		—		(1.47)		(1.17)
Total distributions to shareholders	(0.37)		(0.03)		(0.05)		(0.07)		(1.51)		(1.17)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$15.56		$12.54		$12.51		$11.67		$11.80		$15.40
Total return	27.49%		0.43%		7.68%		(0.35%)		(15.37%)		19.70%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.24	%(d)	1.26	%(e)	1.30%		1.33	%(e)	1.29	%(e)	1.29%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.21	%(d)(g)	1.21	%(e)(g)	1.24	%(g)	1.22	%(e)(g)	1.19	%(e)(h)	1.19	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.24	%(d)	1.26%		1.30%		1.33%		1.29%		1.29%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.21	%(d)(g)	1.21	%(g)	1.24	%(g)	1.22	%(g)	1.19	%(h)	1.19	%(g)
Net investment income	0.77	%(d)(g)	0.44	%(g)	0.24	%(g)	0.81	%(g)	0.48	%(h)	0.27	%(g)
Supplemental data
Net assets, end of period (in thousands)	$117,457		$100,805		$112,862		$117,161		$132,272		$177,345
Portfolio turnover	62%		78%		94%		131%		106%		88%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class W	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$12.64		$12.61		$12.62
Income from investment operations:
Net investment income	0.11		0.08		0.00	(c)
Net realized and unrealized gain (loss)	3.32		(0.02)		(0.01)
Total from investment operations	3.43		0.06		(0.01)
Less distributions to shareholders:
Net investment income	(0.07)		(0.03)		—
Net realized gains	(0.31)		—		—
Total distributions to shareholders	(0.38)		(0.03)		—
Net asset value, end of period	$15.69		$12.64		$12.61
Total return	27.57%		0.47%		(0.08%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.19	%(e)	1.20	%(f)	1.19	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.16	%(e)(h)	1.16	%(f)(h)	1.19	%(e)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.19	%(e)	1.20%		1.19	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.16	%(e)(h)	1.16	%(h)	1.19	%(e)(h)
Net investment income	0.83	%(e)(h)	0.54	%(h)	4.64	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$106,075		$74,302		$2
Portfolio turnover	62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
28

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class Z	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.71		$12.68		$11.83		$11.97		$15.60		$14.10
Income from investment operations:
Net investment income	0.15		0.11		0.07		0.11		0.11		0.08
Net realized and unrealized gain (loss)	3.34		(0.01)		0.86		(0.15)		(2.18)		2.62
Total from investment operations	3.49		0.10		0.93		(0.04)		(2.07)		2.70
Less distributions to shareholders:
Net investment income	(0.11)		(0.07)		(0.08)		(0.10)		(0.09)		(0.03)
Net realized gains	(0.31)		—		—		—		(1.47)		(1.17)
Total distributions to shareholders	(0.42)		(0.07)		(0.08)		(0.10)		(1.56)		(1.20)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$15.78		$12.71		$12.68		$11.83		$11.97		$15.60
Total return	27.91%		0.72%		7.93%		(0.01%)		(15.11%)		20.13%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.94	%(d)	0.96	%(e)	1.00%		1.03	%(e)	0.99	%(e)	0.99%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.91	%(d)(g)	0.91	%(e)(g)	0.94	%(g)	0.92	%(e)(g)	0.89	%(e)(h)	0.89	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.94	%(d)	0.96%		1.00%		1.03%		0.99%		0.99%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.91	%(d)(g)	0.91	%(g)	0.94	%(g)	0.92	%(g)	0.89	%(h)	0.89	%(g)
Net investment income	1.08	%(d)(g)	0.76	%(g)	0.54	%(g)	1.09	%(g)	0.77	%(h)	0.57	%(g)
Supplemental data
Net assets, end of period (in thousands)	$819,630		$494,107		$344,081		$247,974		$173,479		$245,529
Portfolio turnover	62%		78%		94%		131%		106%		88%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
29

Columbia Contrarian Core Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to August 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior

Annual Report 2012
30

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains

(losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange

Annual Report 2012
31

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

contracts in connection with the settlement of purchases and sales of securities and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at August 31, 2012 and September 30, 2011

At August 31, 2012 and September 30, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended September 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(188,480)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended September 30, 2011

Contracts Opened
Forward foreign currency exchange contracts	44

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2012
32

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to March 1, 2011, the investment management fee was an annual fee that was equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.51% as the Fund's net assets increased. The annualized effective investment management fee rate for the period ended

Annual Report 2012
33

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

August 31, 2012, and for the year ended September 30, 2011 was 0.65% and 0.67%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to March 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The annualized effective administration fee rate for the period ended August 31, 2012, and for the year ended Spetember 30, 2011 was 0.05% and 0.06%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R4 shares.

The Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended August 31, 2012	Year Ended September 30, 2011
Class A	0.20%	0.17%
Class B	0.20	0.17
Class C	0.19	0.17
Class R	0.18	0.18
Class R4	0.05	0.05
Class T	0.20	0.17
Class W	0.19	0.17
Class Z	0.19	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended August 31, 2012, these minimum account balance fees reduced total expenses by $13,225. For the year ended September 30, 2011, these

Annual Report 2012
34

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

minimum account balance fees reduced total expenses by $18,511.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the period ended August 31, 2012, and for the year ended September 30, 2011, the annualized effective shareholder services fee rate was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $441,560 for Class A, $9,563 for Class B, $3,742 for Class C and $7,858 for Class T shares for the period ended August 31, 2012 and $454,859 for Class A, $14,090 for Class B, $4,425 for Class C and $11,309 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.16%
Class B	1.91
Class C	1.91
Class I	0.78
Class R	1.41
Class R4	1.08
Class T	1.21
Class W	1.16
Class Z	0.91

Prior to March 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.19%
Class B	1.94
Class C	1.94
Class I	0.86
Class R	1.44
Class T	1.24
Class W	1.19
Class Z	0.94

Annual Report 2012
35

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 11) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the Reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$2,227
Accumulated net realized loss	(2,225)
Paid-in capital	(2)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended August 31, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Ordinary income	$10,813,142	$2,613,257	$2,597,814
Long-term capital gains	34,951,871	—	—
Tax return of capital	—
Total	$45,765,013

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,472,248
Undistributed accumulated long-term gain	—
Unrealized appreciation	357,073,504

At August 31, 2012, the cost of investments for federal income tax purposes was $2,137,198,766 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$372,426,517
Unrealized depreciation	(15,353,013)
Net unrealized appreciation	$357,073,504

For the period ended August 31, 2012, $39,486,674 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2012, the Fund will elect to treat post-October capital losses of $2,148,145 as arising on September 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,366,753,014 and $1,106,929,724, respectively, for the period ended August 31, 2012.

Note 6. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the

Annual Report 2012
36

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At August 31, 2012, securities valued at $407,162,489 were on loan, secured by cash collateral of $414,749,188 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period October 1, 2010 through March 28, 2011, these credits reduced total expenses by $1.

Note 8. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned 13.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 21.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month

Annual Report 2012
37

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period March 28, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund as the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

The Fund had no borrowings during the period ended August 31, 2012.

For the year ended September 30, 2011, the average daily loan balance outstanding on days when borrowing existed was $1,585,714 at a weighted average interest rate of 1.49%.

Note 11. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Fundamental Value Fund, a series of RiverSource Managers Series, Inc. The reorganization was completed after shareholders of RiverSource Partners Fundamental Value Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $900,258,998 and the combined net assets immediately after the acquisition were $1,453,637,468.

The merger was accomplished by a tax-free exchange of 105,198,809 shares of RiverSource Partners Fundamental Value Fund valued at $553,378,470 (including $147,202,771 of unrealized appreciation).

In exchange for RiverSource Partners Fundamental Value Fund shares, the Fund issued the following number of shares:

Shares
Class A	20,212,114
Class B	2,516,488
Class C	617,699
Class I	13,605,994
Class R4	7,740

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Partners Fundamental Value Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Fundamental Value Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on October 1, 2010, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended September 30, 2011 would have been approximately $9.4 million, $110 million, $(170.1) million and $(50.7) million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an

Annual Report 2012
38

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2012

independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
39

Columbia Contrarian Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Contrarian Core Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
40

Columbia Contrarian Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal period ended August 31, 2012, $157,851, or, if subsequently determined to be different, the net capital gain of such year.

100% of the ordinary income distributed by the Fund for the fiscal period ended August 31, 2012 qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal period ended August 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
41

Columbia Contrarian Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
42

Columbia Contrarian Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
43

Columbia Contrarian Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
44

Columbia Contrarian Core Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Contrarian Core Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
45

Columbia Contrarian Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the fifty-sixth, seventh and third percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
46

Columbia Contrarian Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the third and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the

Annual Report 2012
47

Columbia Contrarian Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
48

Columbia Contrarian Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
49

Columbia Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1401 D (10/12)

Annual Report

August 31, 2012

Columbia Emerging Markets Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Emerging Markets Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Emerging Markets Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Advisory Agreement	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Emerging Markets Fund

Performance Overview

Performance Summary

>  Columbia Emerging Markets Fund (the Fund) Class A shares returned -4.80% excluding sales charges for the five-month period ended August 31, 2012.

>  The MSCI Emerging Markets Index (Net) returned -7.42%, while the MSCI EAFE (Europe, Australasia, Far East) Index (Net) returned -3.55% during the same five-month period.

>  In a difficult environment for emerging markets, stock selection in the consumer-related sectors helped the Fund hold up better than the MSCI Emerging Markets Index (Net).

>  During the period, the Fund's fiscal year-end was changed from March 31 to August 31. As a result, performance for the five-month period since the Fund's last annual report has been included in the table below.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	5 Months cumulative	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		-4.80	-4.32	-2.01	13.97
Including sales charges		-10.27	-9.84	-3.17	13.29
Class C*	09/28/07
Excluding sales charges		-5.09	-5.09	-2.76	13.11
Including sales charges		-6.00	-6.00	-2.76	13.11
Class I*	09/27/10	-4.58	-3.91	-1.77	14.26
Class R*	09/27/10	-4.81	-4.42	-2.28	13.67
Class W*	09/27/10	-4.81	-4.42	-2.07	13.94
Class Z	01/02/98	-4.69	-4.11	-1.81	14.23
MSCI Emerging Markets Index (Net)		-7.42	-5.80	-0.37	15.00
MSCI EAFE Index (Net)		-3.55	-0.04	-4.81	6.67

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Emerging Markets (EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Emerging Markets Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Emerging Markets Fund has approved the change of the Fund's fiscal year end from March 31 to August 31. As a result, this report covers the 5-month period since the last annual report. The next report you receive will be for the six-month period from September 1, 2012 through February 28, 2013.

For the five-month period that ended August 31, 2012, the Fund's Class A shares returned -4.80% excluding sales charges. The Fund's benchmarks, the MSCI Emerging Markets Index (Net) and the MSCI EAFE (Europe, Australasia, Far East) Index (Net), returned -7.42% and -3.55%, respectively, for the same five-month period. In a difficult period for emerging stock markets, stock selection in consumer-related stocks, helped the Fund hold up better than the MSCI Emerging Markets Index (Net).

Investors Shun Risk as Global Growth Weakens

The volatility that swept through equity markets across the globe early in the period had particularly challenging consequences for emerging markets as investors sought to avoid any areas of perceived risk. From April 2012 through early June, emerging markets suffered through a general global equity sell-off caused principally by concerns about the sovereign debt crisis in Europe and the possibility of a "hard landing" in China, where growth had been slowing for more than a year. Problems were particularly severe in China, which felt the effects of restrictive government monetary and fiscal policies intended to slow the economy, which has been growing at close to a double-digit annual rate over most of the previous decade. Weaker growth in China had a direct impact on Russia and Brazil, two commodity-rich nations highly dependent on demand from China. Meanwhile, India was handicapped by its own internal issues, including high inflation and concerns about corporate governance.

While emerging markets recovered somewhat in the final weeks of the five-month period, gains were not sufficient to overcome earlier losses. Among developing nations, Turkey was the best performer, as its low-cost manufacturing base gave it a competitive advantage in selling to nearby Europe. At the same time, smaller Asian markets were able to attract foreign-based manufacturers searching for alternatives to China. Countries such as Indonesia, the Philippines and Thailand also continued to benefit from the emergence of new middle classes of consumers.

Rising Middle Classes Lifted Consumer Stocks

An emphasis on and stock selection in the consumer discretionary and consumer staples sectors helped the Fund hold up better than the MSCI Emerging Markets Index. Longtime holding Ace Hardware Indonesia, a home improvement retail franchise, profited from expanding home ownership in Indonesia. Subsequent spending on new homes rose 23% (in U.S. $) during the time period. In South Africa, the diversified consumer products company AVI gained from the same consumer trends, while the rising middle class in the Philippines helped build loan demand for Metropolitan Bank & Trust, which helped the stock post a positive return during the time period.

The Fund had more exposure than the MSCI Emerging Markets Index to Turkey, which, combined with good stock selection among Turkish companies, lent further support to results. Tofas Turk Otomobil Fabrikasi, a low-cost contract automobile manufacturer producing European brand cars for export to Europe, aided returns. Telecommunication services providers Far EasTone of Taiwan and Advanced Information Service of Thailand also aided results as their more defensive characteristics, attractive dividend yields and a move by consumers to

Portfolio Management

Dara White, CFA

Jasmine Huang, CFA, CPA

Robert Cameron

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2012)
Samsung Electronics Co., Ltd.	4.8
Petroleo Brasileiro SA	2.3
Industrial & Commercial Bank of China Ltd., Class H	2.1
Far EasTone Telecommunications Co., Ltd.	2.1
PetroChina Co., Ltd., Class H	2.0
Gazprom OAO, ADR	1.8
Hyundai Motor Co.	1.7
Metropolitan Bank & Trust	1.5
Kasikornbank PCL, Foreign Registered Shares	1.5
Turkiye Garanti Bankasi AS	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance (continued)

adopt smartphone technology helped drive revenue above. The Fund had less exposure than MSCI Emerging Markets Index to weak-performing Brazil, which aided results. The portfolio was underweight in giant iron ore producer Vale, an exporter hurt by slowing global demand. We also did well to emphasize stocks benefiting from domestic demand, such as Mills Estruturas e Servicos de Engeharia, an equipment manufacturer focused on the domestic construction industry.

Positioning in China, Malaysia Held Back Results

Although we had less exposure than the MSCI Emerging Markets Index to poor-performing China, stock selection there hurt relative performance. One notable detractor was gold miner Zijin Mining Group, a position we liquidated. Underweighting Malaysia held back results as it outperformed, helped in part by the continuing presence of domestic-based institutions that remained invested. One Malaysian investment in particular that fared poorly was Genting Bhd, a conglomerate hurt by poor performance by its gambling operations. Other holdings that detracted from results were two materials companies hit by weak global demand, LG Chem of Korea and Freeport-McMoRan Copper & Gold, a U.S. company with extensive operations in Indonesia. We continue to hold these two names despite the downturn in global demand, because we believe that they are attractively valued.

Looking Ahead

We plan to continue to emphasize growing and financially sound companies selling at reasonable valuations. Across emerging markets, we currently see very many solid companies with attractive stock prices, including many with generous dividend yields. We believe these stocks have the potential to deliver superior longer-term results at lower risk than stocks in many more developed foreign markets.

Although we cannot predict the timing of an improvement in emerging markets, our longer-term outlook continues to be positive and we will continue to look for opportunities in companies with the ability to grow regardless of the global economic backdrop.

Country Breakdown (%) (at August 31, 2012)
Brazil	12.4
Chile	1.6
China	12.4
Hong Kong	1.3
India	5.5
Indonesia	6.9
Malaysia	1.0
Mexico	3.5
Panama	0.4
Peru	0.9
Philippines	3.9
Poland	0.7
Russian Federation	7.3
Singapore	0.5
South Africa	4.9
South Korea	14.6
Taiwan	7.7
Thailand	7.8
Turkey	4.2
United States(a)	2.5
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2012
5

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at August 31, 2012)
Airlines	0.4
Auto Components	1.7
Automobiles	3.3
Beverages	2.1
Capital Markets	0.5
Chemicals	4.5
Commercial Banks	16.9
Commercial Services & Supplies	0.4
Communications Equipment	0.3
Computers & Peripherals	1.2
Construction & Engineering	0.9
Construction Materials	1.2
Diversified Financial Services	1.6
Diversified Telecommunication Services	0.3
Electrical Equipment	0.6
Electronic Equipment, Instruments & Components	1.7
Food & Staples Retailing	3.8
Food Products	3.4
Gas Utilities	1.2
Health Care Providers & Services	2.0
Hotels, Restaurants & Leisure	1.2
Household Durables	0.8
Household Products	0.6
Independent Power Producers & Energy Traders	0.3
Industrial Conglomerates	1.5
Insurance	0.4
Internet Software & Services	1.8
Leisure Equipment & Products	0.5
Machinery	1.4
Media	0.9
Metals & Mining	2.7
Multiline Retail	1.0
Oil, Gas & Consumable Fuels	11.9
Real Estate Management & Development	1.7
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	8.9
Software	1.1
Specialty Retail	3.5
Textiles, Apparel & Luxury Goods	1.2
Tobacco	1.2
Trading Companies & Distributors	1.6
Transportation Infrastructure	0.9
Wireless Telecommunication Services	5.2
Total	99.1

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2012
6

Columbia Emerging Markets Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	935.20	1,015.43	9.39	9.78	1.93
Class C	1,000.00	1,000.00	931.10	1,011.71	12.96	13.50	2.67
Class I	1,000.00	1,000.00	936.50	1,017.65	7.25	7.56	1.49
Class R	1,000.00	1,000.00	934.20	1,014.23	10.55	10.99	2.17
Class W	1,000.00	1,000.00	934.20	1,015.48	9.33	9.73	1.92
Class Z	1,000.00	1,000.00	935.40	1,016.74	8.12	8.47	1.67

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
7

Columbia Emerging Markets Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%

Issuer	Shares	Value ($)
Brazil 10.1%
Arezzo Industria e Comercio SA	85,800	1,435,424
Banco Bradesco SA, ADR	364,651	5,987,569
BR Malls Participacoes SA	258,000	3,230,878
CETIP SA - Mercados Organizados	166,103	2,123,441
Cia Hering	121,100	2,637,485
Companhia de Bebidas Americas, ADR(a)	160,882	6,050,772
Itaú Unibanco Holding SA, ADR	98,497	1,557,238
Mahle-Metal Leve SA Industria e Comercio	273,900	3,035,987
Mills Estruturas e Servicos de Engenharia SA	254,500	3,760,015
Multiplus SA	80,200	1,717,866
Odontoprev SA	442,100	2,384,844
Qualicorp SA(b)	457,100	4,411,345
Raia Drogasil SA	142,200	1,515,941
Ultrapar Participacoes SA	172,100	3,770,278
Vale SA	180,200	2,949,922
Total		46,569,005
Chile 1.6%
ENTEL Chile SA	146,881	2,828,928
SACI Falabella	515,934	4,683,766
Total		7,512,694
China 12.4%
AAC Technologies Holdings, Inc.	415,450	1,416,328
AutoNavi Holdings Ltd., ADR(a)(b)	86,741	1,080,793
Belle International Holdings Ltd.	1,318,000	2,384,184
Brilliance China Automotive Holdings Ltd.(a)(b)	1,704,000	1,674,019
China Communications Construction Co., Ltd., Class H(a)	5,537,000	4,280,154
China Merchants Holdings International Co., Ltd.	618,000	1,780,079
China Shenhua Energy Co., Ltd., Class H	657,000	2,407,496
China Telecom Corp., Ltd., Class H	2,846,000	1,580,480
China Vanke Co., Ltd., Class B	1,963,317	2,463,407
CNOOC Ltd.	963,000	1,831,838
ENN Energy Holdings Ltd.	948,000	3,756,998
Industrial & Commercial Bank of China Ltd., Class H	17,265,000	9,382,562
NQ Mobile, Inc., ADR(a)(b)	166,082	1,277,171

Common Stocks (continued)

Issuer	Shares	Value ($)
PetroChina Co., Ltd., Class H	7,570,000	9,157,381
Spreadtrum Communications, Inc., ADR(a)	254,373	5,026,410
Tencent Holdings Ltd.	93,900	2,878,146
Want Want China Holdings Ltd.	2,531,000	3,139,481
Wynn Macau Ltd.(a)	742,400	1,709,811
Total		57,226,738
Hong Kong 1.3%
SA SA International Holdings Ltd.(a)	3,232,000	2,121,689
Towngas China Co., Ltd.	2,317,000	1,792,954
Trinity Ltd.	3,412,000	2,229,505
Total		6,144,148
India 5.5%
Asian Paints Ltd.	20,804	1,362,418
Bajaj Auto Ltd.	31,819	926,417
Bharat Forge Ltd.	358,149	1,799,259
Cairn India Ltd.(b)	477,851	2,925,406
Cummins India Ltd.	236,685	1,957,630
Eicher Motors Ltd.	25,740	992,488
HDFC Bank Ltd., ADR	141,646	4,756,473
ICICI Bank Ltd., ADR	125,913	4,095,950
ITC Ltd.	535,326	2,579,692
Jubilant Foodworks Ltd.(b)	95,738	2,006,515
Titan Industries Ltd.	448,656	1,779,799
Total		25,182,047
Indonesia 6.9%
PT Ace Hardware Indonesia Tbk	5,927,500	3,547,519
PT AKR Corporindo Tbk	3,824,500	1,408,547
PT Bank Rakyat Indonesia Persero Tbk	3,442,000	2,514,255
PT Bank Tabungan Pensiunan Nasional Tbk(b)	4,608,500	2,332,271
PT Gudang Garam Tbk	526,000	2,773,561
PT Indocement Tunggal Prakarsa Tbk	1,585,200	3,371,126
PT Indofood Sukses Makmur Tbk	5,689,000	3,224,726
PT Media Nusantara Citra Tbk	18,445,500	4,117,177
PT Nippon Indosari Corpindo Tbk	5,676,000	3,041,805
PT Sumber Alfaria Trijaya Tbk	4,460,000	2,487,693
PT Tower Bersama Infrastructure Tbk(b)	7,585,000	3,083,511
Total		31,902,191

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Malaysia 1.0%
Genting Bhd	603,400	1,743,339
RHB Capital Bhd	1,233,700	2,872,421
Total		4,615,760
Mexico 3.6%
Alfa SAB de CV, Class A(a)	221,000	3,542,012
Alpek SA de CV	1,449,315	3,819,822
Fomento Economico Mexicano SAB de CV, ADR	42,696	3,607,812
Grupo Financiero Banorte SAB de CV, Class O	514,000	2,616,753
Grupo Mexico SAB de CV, Class B(a)	917,090	2,735,892
Total		16,322,291
Panama 0.4%
Copa Holdings SA, Class A	24,051	1,867,079
Peru 0.9%
Credicorp Ltd.	35,029	4,222,045
Philippines 3.9%
GT Capital Holdings, Inc.(b)	302,500	3,866,299
Metropolitan Bank & Trust	3,215,995	6,973,203
Security Bank Corp.	1,100,680	3,799,142
SM Investments Corp.	196,690	3,322,991
Total		17,961,635
Poland 0.7%
Eurocash SA	265,063	3,199,023
Russian Federation 7.4%
E.ON Russia JSC	15,864,582	1,229,505
Gazprom OAO, ADR	863,630	8,346,984
Globaltrans Investment PLC, GDR(c)	138,306	2,600,153
Globaltrans Investment PLC, GDR, Foreign Registered Shares	54,142	1,017,869
Lukoil OAO, ADR	104,296	5,949,044
Magnit OJSC, GDR(c)	67,211	2,143,359
Mobile Telesystems OJSC, ADR	211,157	3,887,400
NovaTek OAO	225,670	2,548,892
Sberbank of Russia	2,089,466	6,071,988
Total		33,795,194

Common Stocks (continued)

Issuer	Shares	Value ($)
Singapore 0.6%
Hutchison Port Holdings Trust Unit(a)	3,561,000	2,494,153
South Africa 5.0%
AVI Ltd.	594,263	4,101,780
Barloworld Ltd.	249,232	2,105,852
Clicks Group Ltd.	452,355	3,095,372
Discovery Holdings Ltd.	276,263	1,896,329
FirstRand Ltd.	1,070,747	3,497,799
Gold Fields Ltd., ADR	143,695	1,770,322
Life Healthcare Group Holdings Ltd.	686,200	2,604,996
Mr. Price Group Ltd.	175,293	2,839,150
Shoprite Holdings Ltd.	45,815	921,370
Total		22,832,970
South Korea 14.7%
Cheil Industries, Inc.	18,910	1,732,656
Daum Communications Corp.	25,793	2,581,918
Hankook Tire Co., Ltd.(d)	80,130	2,906,255
Honam Petrochemical Corp.	16,068	3,338,622
Huchems Fine Chemical Corp.	143,370	3,069,691
Hyundai Motor Co.	35,705	7,604,101
Iljin Display Co., Ltd.	178,410	2,738,292
LG Chem Ltd.	9,977	2,664,734
LG Display Co., Ltd.(b)	158,780	3,678,692
LG Household & Health Care Ltd.	5,395	2,963,610
LS Corp.	38,567	2,996,647
NCSoft Corp.	12,853	2,875,836
Samsung Electronics Co., Ltd.	19,874	21,688,143
Samsung SDI Co., Ltd.	18,381	2,329,826
SK Hynix, Inc.(b)	70,870	1,331,374
SK Innovation Co., Ltd.	21,983	3,192,876
Total		67,693,273
Taiwan 7.7%
Airtac International Group	336,000	1,646,621
Asustek Computer, Inc.	222,000	2,227,438
Catcher Technology Co., Ltd.	314,000	1,576,939
Far EasTone Telecommunications Co., Ltd.	3,783,000	9,360,889
Formosa Chemicals & Fibre Corp.	683,000	1,769,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Foxconn Technology Co., Ltd.	513,450	1,967,224
Giant Manufacturing Co., Ltd.	475,800	2,410,907
MediaTek, Inc.	379,000	4,067,541
PChome Online, Inc.	472,854	2,680,269
Taiwan Semiconductor Manufacturing Co., Ltd.	2,207,190	6,181,489
Tong Hsing Electronic Industries Ltd.	483,000	1,614,265
Total		35,503,332
Thailand 7.8%
Advanced Information Service PCL, Foreign Registered Shares	685,600	4,757,724
Bangkok Bank PCL, Foreign Registered Shares	798,800	4,926,180
Charoen Pokphand Foods PCL, Foreign Registered Shares	1,919,700	1,947,343
CP ALL PCL, Foreign Registered Shares	3,605,200	3,972,003
Home Product Center PCL, Foreign Registered Shares	5,945,567	2,353,738
Indorama Ventures PCL, Foreign Registered Shares	3,011,100	2,767,777
Kasikornbank PCL, Foreign Registered Shares	1,257,800	6,793,098
LPN Development PCL, Foreign Registered Shares	3,765,600	2,023,230
PTT PCL, Foreign Registered Shares	394,800	4,162,856
Siam Cement PCL, NVDR	221,700	2,350,320
Total		36,054,269
Turkey 4.2%
Arcelik AS	649,907	3,593,923
Tofas Turk Otomobil Fabrikasi AS	1,002,297	4,848,402
Turk Traktor ve Ziraat Makineleri AS	92,174	1,986,159
Turkiye Garanti Bankasi AS	1,567,115	6,719,161
Turkiye Halk Bankasi AS	253,097	2,281,657
Total		19,429,302
United States 1.1%
Freeport-McMoRan Copper & Gold, Inc.	133,800	4,831,518
Total Common Stocks (Cost: $366,629,113)		445,358,667

Preferred Stocks 2.3%

Issuer	Shares	Value ($)
Brazil 2.3%
Petroleo Brasileiro SA	1,021,700	10,509,432
Total Preferred Stocks (Cost: $5,375,705)		10,509,432

Money Market Funds 1.4%

Columbia Short-Term Cash Fund, 0.164%(e)(f)	6,468,836	6,468,836
Total Money Market Funds (Cost: $6,468,836)		6,468,836

Investments of Cash Collateral Received for Securities on Loan 3.3%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 3.3%
Mizuho Securities USA, Inc. dated 08/31/12, matures 09/04/12, repurchase price $5,000,133(g)	0.240%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 08/31/12, matures 09/04/12, repurchase price $2,000,053(g)	0.240%	2,000,000	2,000,000
Nomura Securities dated 08/31/12, matures 09/04/12, repurchase price $3,000,077(g)	0.230%	3,000,000	3,000,000
Societe Generale dated 08/31/12, matures 09/04/12, repurchase price $5,226,542(g)	0.180%	5,226,437	5,226,437
Total			15,226,437
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $15,226,437)			15,226,437
Total Investments (Cost: $393,700,091)			477,563,372
Other Assets & Liabilities, Net			(17,432,045)
Net Assets			460,131,327

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments

(a)  At August 31, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the value of these securities amounted to $4,743,512 or 1.03% of net assets.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2012, the value of these securities amounted to $2,906,255, which represents 0.63% of net assets.

(e)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	3,836,855	92,575,947	(89,943,966)	—	6,468,836	3,965	6,468,836

(g)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.240%)
Freddie Mac REMICS	117,402
Ginnie Mae I Pool	4,129,130
Ginnie Mae II Pool	114,120
Government National Mortgage Association	739,348
Total market value of collateral securities	5,100,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	240,345
Fannie Mae REMICS	625,802
Freddie Mac Non Gold Pool	68,150
Freddie Mac Reference REMIC	16
Freddie Mac REMICS	362,891
Ginnie Mae I Pool	1,900
Ginnie Mae II Pool	21,882
Government National Mortgage Association	719,068
Total market value of collateral securities	2,040,054
Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,100,801
Freddie Mac Gold Pool	959,199
Total market value of collateral securities	3,060,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Societe Generale (0.180%)
United States Treasury Inflation Indexed Bonds	5,330,966
Total market value of collateral securities	5,330,966

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-voting Depository Receipt

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	11,792,662	49,689,454	2,906,255	64,388,371
Consumer Staples	11,174,525	39,590,818	—	50,765,343
Energy	9,719,322	34,573,729	—	44,293,051
Financials	28,590,347	68,413,002	—	97,003,349
Health Care	6,796,189	2,604,996	—	9,401,185
Industrials	10,886,972	28,589,343	—	39,476,315
Information Technology	7,384,374	61,833,720	—	69,218,094
Materials	16,107,476	22,427,094	—	38,534,570
Telecommunication Services	6,716,328	18,782,604	—	25,498,932
Utilities	—	6,779,457	—	6,779,457
Preferred Stocks
Energy	10,509,432	—	—	10,509,432
Total Equity Securities	119,677,627	333,284,217	2,906,255	455,868,099
Other
Money Market Funds	6,468,836	—	—	6,468,836
Investments of Cash Collateral Received for Securities on Loan	—	15,226,437	—	15,226,437
Total Other	6,468,836	15,226,437	—	21,695,273
Total	126,146,463	348,510,654	2,906,255	477,563,372

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, August 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$5,625,991	$—	$—	$5,625,991

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Common Stocks ($)
Balance as of March 31, 2012	418,098
Accrued discounts/premiums	—
Realized gain (loss)	(1,171,911)
Change in unrealized appreciation (depreciation)(a)	1,608,796
Sales	(239,173)
Purchases	—
Transfers into Level 3	2,290,445
Transfers out of Level 3	—
Balance as of August 31, 2012	2,906,255

(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2012 was $615,810.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Common Stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Financial assets were transferred from Level 2 to Level 3 due to unavailable market inputs. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Emerging Markets Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $372,004,818)	$455,868,099
Affiliated issuers (identified cost $6,468,836)	6,468,836
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $15,226,437)	15,226,437
Total investments (identified cost $393,700,091)	477,563,372
Cash	2,201
Foreign currency (identified cost $373,170)	373,343
Receivable for:
Investments sold	2,557,170
Capital shares sold	153,771
Dividends	1,037,149
Interest	15,639
Reclaims	49,403
Expense reimbursement due from Investment Manager	3,955
Prepaid expenses	6,956
Trustees' deferred compensation plan	22,078
Total assets	481,785,037
Liabilities
Due upon return of securities on loan	15,226,437
Payable for:
Investments purchased	4,043,988
Capital shares purchased	125,283
Investment management fees	15,825
Distribution and service fees	371
Foreign capital gains taxes deferred	2,002,125
Transfer agent fees	59,615
Administration fees	997
Compensation of board members	997
Chief compliance officer expenses	68
Other expenses	155,926
Trustees' deferred compensation plan	22,078
Total liabilities	21,653,710
Net assets applicable to outstanding capital stock	$460,131,327
Represented by
Paid-in capital	$388,624,027
Undistributed net investment income	2,472,104
Accumulated net realized loss	(12,822,565)
Unrealized appreciation (depreciation) on:
Investments	83,863,281
Foreign currency translations	(3,395)
Foreign capital gains tax	(2,002,125)
Total — representing net assets applicable to outstanding capital stock	$460,131,327
*Value of securities on loan	$14,654,386

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Emerging Markets Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$11,177,326
Shares outstanding	1,231,344
Net asset value per share	$9.08
Maximum offering price per share(a)	$9.63
Class C
Net assets	$2,819,754
Shares outstanding	317,073
Net asset value per share	$8.89
Class I
Net assets	$239,618,455
Shares outstanding	26,249,080
Net asset value per share	$9.13
Class R
Net assets	$491,339
Shares outstanding	54,249
Net asset value per share	$9.06
Class W
Net assets	$31,470,295
Shares outstanding	3,467,802
Net asset value per share	$9.07
Class Z
Net assets	$174,554,158
Shares outstanding	19,154,640
Net asset value per share	$9.11

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Emerging Markets Fund

Statement of Operations

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012
Net investment income
Income:
Dividends	$7,193,171	$11,426,317
Interest	50	44,696
Dividends — affiliated issuers	3,965	3,718
Income from securities lending — net	101,523	125,023
Foreign taxes withheld	(803,932)	(1,033,580)
Total income	6,494,777	10,566,174
Expenses:
Investment management fees	2,473,783	5,473,885
Distribution fees
Class C	8,773	14,910
Class R	1,027	567
Service fees
Class A	11,875	27,458
Class C	2,924	4,970
Class W	32,219	90,934
Transfer agent fees
Class A	14,880	29,166
Class C	3,668	5,137
Class R	644	257
Class W	40,543	101,629
Class Z	241,138	686,603
Administration fees	155,829	463,603
Compensation of board members	11,604	33,757
Pricing and bookkeeping fees	—	38,036
Custodian fees	152,482	600,229
Printing and postage fees	55,331	74,268
Registration fees	58,047	81,958
Professional fees	33,735	62,711
Line of credit interest expense	—	2,122
Chief compliance officer expenses	45	730
Other	34,033	60,255
Total expenses	3,332,580	7,853,185
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(202,945)	(734,739)
Expense reductions	(2,500)	(3,032)
Total net expenses	3,127,135	7,115,414
Net investment income	3,367,642	3,450,760
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(10,463,107)	20,515,911
Foreign currency translations	(144,536)	(1,185,597)
Net realized gain (loss)	(10,607,643)	19,330,314
Net change in unrealized appreciation (depreciation) on:
Investments	(16,353,787)	(65,258,586)
Foreign currency translations	3,245	(24,709)
Foreign capital gains tax	(93,590)	(500,537)
Net change in unrealized appreciation	(16,444,132)	(65,783,832)
Net realized and unrealized loss	(27,051,775)	(46,453,518)
Net decrease in net assets from operations	$(23,684,133)	$(43,002,758)

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Emerging Markets Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012	Year Ended March 31, 2011(b)
Operations
Net investment income	$3,367,642	$3,450,760	$1,784,324
Net realized gain (loss)	(10,607,643)	19,330,314	60,474,200
Net change in unrealized appreciation	(16,444,132)	(65,783,832)	1,763,197
Net increase (decrease) in net assets resulting from operations	(23,684,133)	(43,002,758)	64,021,721
Distributions to shareholders
Net investment income
Class A	—	—	(68,895)
Class C	—	—	(3,022)
Class I	—	—	(128,973)
Class R	—	—	(13)
Class W	—	—	(325,283)
Class Z	—	—	(3,264,227)
Net realized gains
Class A	(512,127)	(592,509)	(1,107,014)
Class C	(127,996)	(98,528)	(240,371)
Class I	(10,754,774)	(4,482,137)	(1,196,541)
Class R	(22,097)	(121)	(212)
Class W	(1,438,404)	(2,457,505)	(3,971,955)
Class Z	(8,210,326)	(15,459,948)	(47,203,700)
Total distributions to shareholders	(21,065,724)	(23,090,748)	(57,510,206)
Increase (decrease) in net assets from capital stock activity	37,390,292	37,201,115	85,121,466
Total increase (decrease) in net assets	(7,359,565)	(28,892,391)	91,632,981
Net assets at beginning of year	467,490,892	496,383,283	404,750,302
Net assets at end of year	$460,131,327	$467,490,892	$496,383,283
Undistributed (excess of distributions over) net investment income	$2,472,104	$(897,513)	$(4,144,560)

(a) For the period from April 1,2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b) Class I, Class R and Class W are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Emerging Markets Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended March 31, 2012		Year Ended March 31, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	162,311	1,508,117	555,663	5,446,196	672,498	7,777,389
Distributions reinvested	53,170	458,327	44,090	458,094	83,830	916,965
Redemptions	(209,407)	(1,946,160)	(453,183)	(4,533,244)	(242,231)	(2,684,532)
Net increase	6,074	20,284	146,570	1,371,046	514,097	6,009,822
Class C shares
Subscriptions	66,130	597,104	196,797	1,842,538	128,365	1,474,873
Distributions reinvested	13,992	118,375	7,347	75,603	16,139	175,594
Redemptions	(55,595)	(489,620)	(95,911)	(934,131)	(97,589)	(1,085,763)
Net increase	24,527	225,859	108,233	984,010	46,915	564,704
Class I shares
Subscriptions	4,799,454	47,189,400	17,888,097	179,326,082	9,609,286	109,335,486
Distributions reinvested	1,241,880	10,754,682	430,963	4,482,016	118,966	1,325,278
Redemptions	(1,156,924)	(10,483,515)	(6,063,738)	(63,290,156)	(618,904)	(6,965,764)
Net increase	4,884,410	47,460,567	12,255,322	120,517,942	9,109,348	103,695,000
Class R shares
Subscriptions	4,178	38,451	54,120	491,245	214	2,500
Distributions reinvested	2,559	22,006	—	—	—	—
Redemptions	(3,907)	(35,413)	(2,915)	(28,812)	—	—
Net increase	2,830	25,044	51,205	462,433	214	2,500
Class W shares
Subscriptions	592,737	5,381,728	2,191,717	22,357,223	4,507,710	53,729,837
Distributions reinvested	166,858	1,438,313	236,514	2,457,384	385,382	4,297,007
Redemptions	(377,133)	(3,465,882)	(3,750,857)	(36,168,400)	(485,126)	(5,442,289)
Net increase (decrease)	382,462	3,354,159	(1,322,626)	(11,353,793)	4,407,966	52,584,555
Class Z shares
Subscriptions	941,857	8,507,338	3,480,320	34,454,928	3,901,409	43,768,237
Distributions reinvested	635,329	5,495,596	889,517	9,250,974	3,577,654	38,965,258
Redemptions	(3,000,548)	(27,698,555)	(12,230,897)	(118,486,425)	(14,276,666)	(160,468,610)
Net decrease	(1,423,362)	(13,695,621)	(7,861,060)	(74,780,523)	(6,797,603)	(77,735,115)
Total net increase	3,876,941	37,390,292	3,377,644	37,201,115	7,280,937	85,121,466

(a) For the period from April 1,2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b) Class I, Class R and Class W are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Emerging Markets Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended August 31,		Year Ended March 31,
Class A	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$10.01		$11.48		$11.27		$6.42		$14.96		$17.77
Income from investment operations:
Net investment income (loss)	0.05		0.05		0.01		(0.01)		0.07		0.04	(c)
Net realized and unrealized gain (loss)	(0.55)		(0.95)		1.75		5.00		(6.36)		(1.63)
Total from investment operations	(0.50)		(0.90)		1.76		4.99		(6.29)		(1.59)
Less distributions to shareholders:
Net investment income	—		—		(0.09)		(0.14)		—		(0.06)
Net realized gains	(0.43)		(0.57)		(1.46)		—		(2.26)		(1.16)
Total distributions to shareholders	(0.43)		(0.57)		(1.55)		(0.14)		(2.26)		(1.22)
Redemption fees:
Redemption fees added to paid-in-capital	—		—		—		0.00	(d)	0.01		0.00	(d)
Net asset value, end of period	$9.08		$10.01		$11.48		$11.27		$6.42		$14.96
Total return	(4.80%)		(8.06%)		16.74%		78.17%		(49.44%)		(9.80%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.08	%(f)	2.08	%(g)	1.96	%(g)	1.77	%(g)	2.14%		1.90	%(f)(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.92	%(f)(i)	1.87	%(g)(i)	1.65	%(g)(i)	1.74	%(g)(i)	1.96	%(i)	1.85	%(f)(g)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.08	%(f)	2.08%		1.96%		1.77%		2.13%		1.90	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.92	%(f)(i)	1.87	%(i)	1.65	%(i)	1.74	%(i)	1.95	%(i)	1.85	%(f)(i)
Net investment income (loss)	1.41	%(f)(i)	0.54	%(i)	0.07	%(i)	(0.12	%)(i)	0.71	%(i)	0.46	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$11,177		$12,260		$12,388		$6,362		$917		$1,231
Portfolio turnover	35%		117%		78%		74%		82%		29%

Notes to Financial Highlights

(a)  For the period from April 1,2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class C	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$9.84		$11.39		$11.21		$6.36		$14.94		$17.77
Income from investment operations:
Net investment income (loss)	0.02		(0.03)		(0.07)		(0.09)		0.00	(c)	(0.04	)(d)
Net realized and unrealized gain (loss)	(0.54)		(0.95)		1.73		4.97		(6.33)		(1.61)
Total from investment operations	(0.52)		(0.98)		1.66		4.88		(6.33)		(1.65)
Less distributions to shareholders:
Net investment income	—		—		(0.02)		(0.03)		—		(0.02)
Net realized gains	(0.43)		(0.57)		(1.46)		—		(2.26)		(1.16)
Total distributions to shareholders	(0.43)		(0.57)		(1.48)		(0.03)		(2.26)		(1.18)
Redemption fees:
Redemption fees added to paid-in-capital	—		—		—		0.00	(c)	0.01		0.00	(c)
Net asset value, end of period	$8.89		$9.84		$11.39		$11.21		$6.36		$14.94
Total return	(5.09%)		(8.86%)		15.92%		76.73%		(49.82%)		(10.11%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.83	%(f)	2.83	%(g)	2.71	%(g)	2.52	%(g)	2.89%		2.65	%(f)(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.67	%(f)(i)	2.62	%(g)(i)	2.40	%(g)(i)	2.49	%(g)(i)	2.71	%(i)	2.60	%(f)(g)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.83	%(f)	2.83%		2.71%		2.52%		2.88%		2.65	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.67	%(f)(i)	2.62	%(i)	2.40	%(i)	2.49	%(i)	2.70	%(i)	2.60	%(f)(i)
Net investment income (loss)	0.65	%(f)(i)	(0.27	%)(i)	(0.62	%)(i)	(0.86	%)(i)	(0.01	%)(i)	(0.44	%)(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$2,820		$2,879		$2,100		$1,540		$242		$458
Portfolio turnover	35%		117%		78%		74%		82%		29%

Notes to Financial Highlights

(a)  For the period from April 1,2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(c)  Rounds to less than $0.01.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class I	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.04		$11.48		$11.71
Income from investment operations:
Net investment income (loss)	0.07		0.06		(0.01)
Net realized and unrealized gain (loss)	(0.55)		(0.93)		0.88
Total from investment operations	(0.48)		(0.87)		0.87
Less distributions to shareholders:
Net investment income	—		—		(0.10)
Net realized gains	(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.43)		(0.57)		(1.10)
Net asset value, end of period	$9.13		$10.04		$11.48
Total return	(4.58%)		(7.79%)		7.75%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.53	%(d)	1.56	%(e)	1.59	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.48	%(d)	1.51	%(e)	1.33	%(d)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.53	%(d)	1.56%		1.59	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.48	%(d)	1.51%		1.33	%(d)
Net investment income (loss)	1.86	%(d)	0.65%		(0.09	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$239,618		$214,524		$104,595
Portfolio turnover	35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1,2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class R	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.99		$11.49		$11.70
Income from investment operations:
Net investment income (loss)	0.04		(0.06)		(0.06)
Net realized and unrealized gain (loss)	(0.54)		(0.87)		0.91
Total from investment operations	(0.50)		(0.93)		0.85
Less distributions to shareholders:
Net investment income	—		—		(0.06)
Net realized gains	(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.43)		(0.57)		(1.06)
Net asset value, end of period	$9.06		$9.99		$11.49
Total return	(4.81%)		(8.32%)		7.50%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.33	%(d)	2.37	%(e)	2.21	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.17	%(d)(g)	2.20	%(e)(g)	1.91	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.33	%(d)	2.37%		2.21	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.17	%(d)(g)	2.20	%(g)	1.91	%(d)(g)
Net investment income (loss)	1.15	%(d)(g)	(0.58	%)(g)	(0.97	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$491		$514		$2
Portfolio turnover	35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1,2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class W	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.00		$11.48		$11.70
Income from investment operations:
Net investment income (loss)	0.05		0.07		(0.02)
Net realized and unrealized gain (loss)	(0.55)		(0.98)		0.88
Total from investment operations	(0.50)		(0.91)		0.86
Less distributions to shareholders:
Net investment income	—		—		(0.08)
Net realized gains	(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.43)		(0.57)		(1.08)
Net asset value, end of period	$9.07		$10.00		$11.48
Total return	(4.81%)		(8.15%)		7.61%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09	%(d)	2.09	%(e)	1.95	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.92	%(d)(g)	1.85	%(e)(g)	1.65	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09	%(d)	2.09%		1.95	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.92	%(d)(g)	1.85	%(g)	1.65	%(d)(g)
Net investment income (loss)	1.41	%(d)(g)	0.73	%(g)	(0.41	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$31,470		$30,863		$50,623
Portfolio turnover	35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1,2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class Z	2012(a)		2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.03		$11.49		$11.26		$6.42		$14.94		$14.06
Income from investment operations:
Net investment income	0.06		0.09		0.06		0.05		0.11		0.12	(b)
Net realized and unrealized gain (loss)	(0.55)		(0.98)		1.74		4.97		(6.38)		2.04
Total from investment operations	(0.49)		(0.89)		1.80		5.02		(6.27)		2.16
Less distributions to shareholders:
Net investment income	—		—		(0.11)		(0.18)		—		(0.12)
Net realized gains	(0.43)		(0.57)		(1.46)		—		(2.26)		(1.16)
Total distributions to shareholders	(0.43)		(0.57)		(1.57)		(0.18)		(2.26)		(1.28)
Redemption fees:
Redemption fees added to paid-in-capital	—		—		—		0.00	(c)	0.01		0.00	(c)
Net asset value, end of period	$9.11		$10.03		$11.49		$11.26		$6.42		$14.94
Total return	(4.69%)		(7.96%)		17.16%		78.84%		(49.37%)		14.31%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.83	%(e)	1.83	%(f)	1.71	%(f)	1.52	%(f)	1.89%		1.89	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.67	%(e)(h)	1.61	%(f)(h)	1.40	%(f)(h)	1.49	%(f)(h)	1.71	%(h)	1.85	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.83	%(e)	1.83%		1.71%		1.52%		1.88%		1.89%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.67	%(e)(h)	1.61	%(h)	1.40	%(h)	1.49	%(h)	1.70	%(h)	1.85	%(h)
Net investment income	1.65	%(e)(h)	0.87	%(h)	0.52	%(h)	0.47	%(h)	1.01	%(h)	0.73	%(h)
Supplemental data
Net assets, end of period (in thousands)	$174,554		$206,451		$326,675		$396,849		$237,412		$1,014,715
Portfolio turnover	35%		117%		78%		74%		82%		29%

Notes to Financial Highlights

(a)  For the period from April 1,2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Emerging Markets Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to August 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2012
26

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2012

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized

Annual Report 2012
27

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2012

gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from1.27% to 0.66% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 1.15% to 0.52% as the Fund's net assets increased. The annualized effective investment management fee rate for the period ended August 31, 2012, and for the year ended March 31, 2012, was 1.27% and 1.24%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.20% of the Fund's average daily net assets less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees noted below. The annualized effective administration fee rate for the period ended August 31, 2012, and for the year ended March 31, 2012, was 0.08% and 0.11%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 25, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 25, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's

Annual Report 2012
28

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2012

eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

The Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended August 31, 2012	Year Ended March 31, 2012
Class A	0.31%	0.27%
Class C	0.31	0.26
Class R	0.31	0.23
Class W	0.31	0.28
Class Z	0.31	0.27

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended August 31, 2012, these minimum account balance fees reduced total expenses by $2,500.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $18,741 for Class A and $2,155 for Class C shares for the period ended August 31, 2012 and $49,492 for Class A and $667 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the

Annual Report 2012
29

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2012

Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.79%
Class C	2.54
Class I	1.34
Class R	2.04
Class W	1.79
Class Z	1.54

For the period July 1, 2011 through August 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.95%
Class C	2.70
Class I	1.62
Class R	2.20
Class W	1.95
Class Z	1.70

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.65%
Class C	2.40
Class I	1.33
Class R	1.90
Class W	1.65
Class Z	1.40

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,975
Accumulated net realized loss	(1,975)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Or, if no reclassifications were made, include the following:

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended August 31, 2012	Year Ended March 31, 2012
Ordinary income	$199,759	$—
Long-term capital gains	20,865,965	23,090,748

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2012
30

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2012

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,501,691
Unrealized appreciation	82,407,731

At August 31, 2012, the cost of investments for federal income tax purposes was $395,155,641 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$91,520,496
Unrealized depreciation	(9,112,765)
Net unrealized appreciation	$82,407,731

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2013	36,739
Unlimited short-term	11,330,275
Total	11,367,014

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $178,553,495 and $160,752,569, respectively, for the period ended August 31, 2012.

Note 6. Lending of Portfolio Securities

Effective July 25, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 25, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At August 31, 2012, securities valued at $14,654,386 were on loan, secured by cash collateral of $15,226,437 (which does

Annual Report 2012
31

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2012

not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

At March 31, 2012, securities valued at $18,683,359 were on loan, secured by cash collateral of $19,489,471 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Custody Credits

Prior to July 25, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through July 24, 2011, these credits reduced total expenses by $41.

Note 8. Affiliated Money Market Fund

Effective July 25, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 27.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 52.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 25, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 25, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 24, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended August 31, 2012.

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $1,967,857 at a weighted average interest rate of 1.38%.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also

Annual Report 2012
32

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2012

more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
33

Columbia Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
34

Columbia Emerging Markets Fund

Federal Income Tax Information

(Unaudited)

Foreign taxes paid during the fiscal period ended August 31, 2012, of $764,585 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $6,785,805 ($0.13 per share) for the fiscal period ended August 31, 2012. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
35

Columbia Emerging Markets Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
36

Columbia Emerging Markets Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
37

Columbia Emerging Markets Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
38

Columbia Emerging Markets Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Emerging Markets Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
39

Columbia Emerging Markets Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the forty-third, twenty-seventh and sixty-second percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
40

Columbia Emerging Markets Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the fifth and fourth quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
41

Columbia Emerging Markets Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
42

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Annual Report 2012
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Annual Report 2012
44

Columbia Emerging Markets Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Columbia Emerging Markets Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1136 D (10/12)

Annual Report

August 31, 2012

Columbia Energy and Natural Resources Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Energy and Natural Resources Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Energy and Natural Resources Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Energy and Natural Resources Fund

Performance Overview

Performance Summary

>  Columbia Energy and Natural Resources Fund (the Fund) Class A shares returned -3.90% excluding sales charges for the five-month period ended August 31, 2012.

>  The Fund underperformed its benchmark, the S&P North American Natural Resources Sector Index, which returned -2.92% over the same period.

>  In a period of slowing global economic growth and declining commodity prices, stock selection on the energy side of the Fund detracted from relative results.

>  During the period, the Fund's fiscal year-end was changed from March 31 to August 31. As a result, performance for the five-month period since the Fund's last annual report has been included in the table below.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	5 Months cumulative	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		-3.90	-4.91	-1.31	12.03
Including sales charges		-9.41	-10.37	-2.47	11.36
Class B*	03/07/11
Excluding sales charges		-4.19	-5.57	-2.20	11.01
Including sales charges		-8.98	-10.21	-2.54	11.01
Class C*	09/28/07
Excluding sales charges		-4.24	-5.57	-2.01	11.22
Including sales charges		-5.19	-6.50	-2.01	11.22
Class I*	09/27/10	-3.72	-4.41	-0.99	12.35
Class R*	09/27/10	-4.04	-5.12	-1.62	11.66
Class R4*	03/07/11	-3.85	-4.70	-1.28	12.05
Class Z	12/31/92	-3.84	-4.63	-1.08	12.30
S&P North American Natural Resources Sector Index		-2.92	-3.64	0.83	12.33

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Energy and Natural Resources Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Energy and Natural Resources Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Energy and Natural Resources Fund has approved the change of the Fund's fiscal year end from March 31 to August 31. As a result, this report covers the five-month period since the last annual report. The next report you receive will be for the six-month period from September 1, 2012, through February 28, 2013.

For the five-month period that ended August 31, 2012, the Fund's Class A shares returned -3.90% excluding sales charges. The Fund lagged its benchmark, the S&P North American Natural Resources Sector Index, which returned -2.92% for the same time period. Security selection on the energy side of the portfolio — about 80% of net assets — hindered relative performance.

Energy and Materials Stocks Pressured by Global Slowdown

Slowing economic conditions in China, fears of a double-dip recession, escalating sovereign debt problems in Europe and increased oil production in both the Middle East and U.S. caused oil prices to drop sharply during the first four months of the period. In August, however, oil prices started to rise, fueled by growing expectations that central banks in Europe, the United States and China would take action to boost economic growth and by the potential for an embargo of Iranian crude oil that would reduce global supply. Natural gas prices, which bottomed in April 2012, remained low through the spring and summer, as supply continued to outweigh demand. Materials commodities prices also slid, hurt especially by slowing demand from China for natural resources.

Modest Disappointment from Energy Stock Picks

Within energy, a slight overweight in the oil services and drilling segment hurt relative performance as declining commodity prices forced exploration and production (E&P) companies to reduce spending. Detractors included Key Energy Services and Superior Energy Services, smaller-cap companies that came under added pressure in an environment in which investors became increasingly risk averse. Weatherford International, a large service provider, saw its stock decline accelerated by a late filing with the Securities and Exchange Commission. Other disappointments included E&P stocks Nexen, Penn West Petroleum and SM Energy. In addition, not owning Nexen, a key index component hurt when the stock rose sharply following a premium buyout offer this summer. An investment in Penn West, another large Canadian company, suffered amid worries that declining revenues would force the company to cut its dividend. SM Energy, which has both oil and gas assets, saw its shares tumble after third-party infrastructure problems caused the company to miss its production targets.

Boost from Materials Sector

Within materials, stock picks in the metals and mining segment aided performance. Of note was a sizable underweight in metallurgical coal company and index component Teck Resources, which worked well as slowing demand in China depressed the price of met coal, a key input in the manufacture of steel. A small out-of-index position in the chemicals group, however, detracted, as the combination of companies bringing production back on line after the spring maintenance season and declining oil prices hurt stock prices. An exception was LyondellBasell Industries, as positive earnings surprises tied to the company's access to low ethane costs fueled share price gains. Elsewhere, an investment in miner Yamana Gold contributed as gold prices rallied. A few stocks in the energy

Portfolio Management

Colin Moore, AIIMR

Josh Kapp, CFA

Jonathan Mogil, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2012
4

Columbia Energy and Natural Resources Fund

Manager Discussion of Fund Performance (continued)

group also stood out. The Fund benefited from a sizable overweight in integrated oil company Chevron, whose stock gains were fueled by strong execution and earnings growth prospects, and an underweight in natural gas company Devon Energy, whose share price fell along with the commodity's price.

Looking Ahead

Going forward, we remain cautiously optimistic about the prospects for energy and natural resources stocks. We're currently more favorably disposed toward oil than gas because we think oil supply is not adequate to meet the relatively modest demand growth over the next couple of years. At the same time, we've yet to see a significant reduction in gas supply that would help boost the commodity's price. By period end, the Fund had become slightly less defensive with a reduced overweight in integrated oil and small increases in the E&P and refining segments. We also boosted natural gas exposure to bring it more in line with that of the index. On the materials side, we've kept a sizable stake in metals and mining stocks that we think have best supply/demand outlooks and/or managements and maintained exposure to chemicals, where fundamentals and stock valuations remain attractive.

Top Ten Holdings (%) (at August 31, 2012)
Chevron Corp.	7.3
Exxon Mobil Corp.	7.0
Occidental Petroleum Corp.	5.4
ConocoPhillips	5.0
Anadarko Petroleum Corp.	4.1
Schlumberger Ltd.	4.1
National Oilwell Varco, Inc.	3.4
Suncor Energy, Inc.	3.1
Freeport-McMoRan Copper & Gold, Inc.	2.7
EOG Resources, Inc.	2.7

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	98.1
Energy	80.0
Materials	18.1
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Energy and Natural Resources Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	907.50	1,017.90	6.90	7.30	1.44
Class B	1,000.00	1,000.00	904.20	1,014.03	10.58	11.19	2.21
Class C	1,000.00	1,000.00	904.20	1,014.53	10.10	10.68	2.11
Class I	1,000.00	1,000.00	910.00	1,020.76	4.18	4.42	0.87
Class R	1,000.00	1,000.00	906.60	1,017.04	7.72	8.16	1.61
Class R4	1,000.00	1,000.00	908.70	1,019.30	5.57	5.89	1.16
Class Z	1,000.00	1,000.00	908.80	1,019.71	5.18	5.48	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2012
6

Columbia Energy and Natural Resources Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%

Issuer	Shares	Value ($)
Energy 79.9%
Energy Equipment & Services 16.9%
Cameron International Corp.(a)	168,208	9,202,660
Dresser-Rand Group, Inc.(a)(b)	66,857	3,384,301
Ensco PLC, Class A	53,012	3,041,299
FMC Technologies, Inc.(a)	77,093	3,611,036
Halliburton Co.	320,344	10,494,470
National Oilwell Varco, Inc.	206,581	16,278,583
Noble Corp.	81,490	3,108,029
Oil States International, Inc.(a)	48,543	3,798,004
Schlumberger Ltd.	268,259	19,416,586
Transocean Ltd.	113,576	5,568,631
Weatherford International Ltd.(a)	360,000	4,233,600
Total		82,137,199
Oil, Gas & Consumable Fuels 63.0%
Anadarko Petroleum Corp.	283,170	19,615,186
Apache Corp.	135,000	11,576,250
Cabot Oil & Gas Corp.(b)	199,636	8,266,927
Canadian Natural Resources Ltd.	290,000	8,816,000
Carrizo Oil & Gas, Inc.(a)(c)	126,500	3,192,860
Cenovus Energy, Inc.	205,000	6,717,220
Chesapeake Energy Corp.(c)	313,500	6,066,225
Chevron Corp.	310,000	34,769,600
Comstock Resources, Inc.(a)(c)	135,000	2,226,150
Concho Resources, Inc.(a)	25,000	2,243,500
ConocoPhillips	420,000	23,851,800
Devon Energy Corp.	40,000	2,313,200
EOG Resources, Inc.	120,340	13,032,822
Exxon Mobil Corp.	385,000	33,610,500
HollyFrontier Corp.	171,429	6,906,875
Kinder Morgan, Inc.	102,582	3,669,358
Marathon Oil Corp.	140,437	3,906,957
Marathon Petroleum Corp.	142,311	7,364,594
Noble Energy, Inc.(b)	79,000	6,944,100
Occidental Petroleum Corp.	300,300	25,528,503
Phillips 66	218,199	9,164,358
Pioneer Natural Resources Co.(b)(c)	64,203	6,250,804
Range Resources Corp.(b)	75,000	4,889,250
Rosetta Resources, Inc.(a)(c)	83,490	3,585,061
Royal Dutch Shell PLC, ADR	127,706	8,935,589
SM Energy Co.(b)	66,984	3,163,654

Common Stocks (continued)

Issuer	Shares	Value ($)
Spectra Energy Corp.	236,830	6,692,816
Suncor Energy, Inc.(c)	470,000	14,701,600
Talisman Energy, Inc.	380,000	5,297,200
Valero Energy Corp.	149,208	4,664,242
Whiting Petroleum Corp.(a)	81,595	3,632,609
Williams Companies, Inc. (The)	155,000	5,001,850
Total		306,597,660
Total Energy		388,734,859
Materials 18.1%
Chemicals 3.4%
Dow Chemical Co. (The)	181,929	5,332,339
EI du Pont de Nemours & Co.	59,200	2,945,200
LyondellBasell Industries NV, Class A	120,000	5,860,800
PPG Industries, Inc.	20,000	2,200,400
Total		16,338,739
Containers & Packaging 1.2%
Owens-Illinois, Inc.(a)	132,945	2,323,879
Packaging Corp. of America	113,508	3,634,526
Total		5,958,405
Metals & Mining 12.8%
Barrick Gold Corp.(c)	224,716	8,656,060
Freeport-McMoRan Copper & Gold, Inc.	361,870	13,067,126
Goldcorp, Inc.	274,581	11,288,025
IAMGOLD Corp.	200,000	2,620,000
Newmont Mining Corp.	172,766	8,755,781
Silver Wheaton Corp.(b)(c)	142,121	4,917,386
Vale SA, ADR	133,644	2,187,752
Yamana Gold, Inc.	639,637	10,956,982
Total		62,449,112
Paper & Forest Products 0.7%
International Paper Co.	95,000	3,283,200
Total Materials		88,029,456
Total Common Stocks (Cost: $426,950,994)		476,764,315

Money Market Funds 1.9%

Columbia Short-Term Cash Fund, 0.164%(d)(e)	9,186,538	9,186,538
Total Money Market Funds (Cost: $9,186,538)		9,186,538

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan 7.1%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 7.1%
Citigroup Global Markets, Inc.(f) dated 08/31/12, matures 09/04/12, repurchase price $1,000,023	0.210%	1,000,000	1,000,000
repurchase price $2,500,058	0.210%	2,500,000	2,500,000
Credit Suisse Securities (USA) LLC dated 08/31/12, matures 09/04/12, repurchase price $6,135,672(f)	0.150%	6,135,570	6,135,570
Deutsche Bank AG dated 08/31/12, matures 09/04/12, repurchase price $20,000,444(f)	0.200%	20,000,000	20,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Natixis Financial Products, Inc. dated 08/31/12, matures 09/04/12, repurchase price $5,000,133(f)	0.240%	5,000,000	5,000,000
Total			34,635,570
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $34,635,570)			34,635,570
Total Investments (Cost: $470,773,102)			520,586,423
Other Assets & Liabilities, Net			(34,017,320)
Net Assets			486,569,103

Investments in Derivatives

Open Options Contracts Written at August 31, 2012

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
Cabot Oil & Gas Corp.	Call	499	47.00	19,447	September 2012	8,733
Dresser-Rand Group, Inc.	Call	167	55.00	6,628	September 2012	2,922
Noble Energy, Inc.	Call	197	95.00	5,215	September 2012	3,940
Pioneer Natural Resources Co.	Call	160	105.00	17,915	September 2012	14,400
Range Resources Corp.	Call	187	75.00	11,495	September 2012	4,208
SM Energy Co.	Call	168	55.00	8,227	September 2012	4,620
Silver Wheaton Corp.	Call	355	37.00	8,172	September 2012	13,845
Total						52,668

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2012, securities valued at $9,441,920 were held to cover open call options written.

(c)  At August 31, 2012, security was partially or fully on loan.

(d)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	1,166,557	63,234,111	(55,214,130)	9,186,538	1,662	9,186,538

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	327,085
Fannie Mae-Aces	112,242
Freddie Mac REMICS	435,978
Government National Mortgage Association	144,695
Total market value of collateral securities	1,020,000
Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	817,712
Fannie Mae-Aces	280,606
Freddie Mac REMICS	1,089,944
Government National Mortgage Association	361,738
Total market value of collateral securities	2,550,000
Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	6,258,285
Total market value of collateral securities	6,258,285
Security Description	Value ($)
Deutsche Bank AG (0.200%)
Federal National Mortgage Association	20,400,006
Total market value of collateral securities	20,400,006
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	600,862
Fannie Mae REMICS	1,564,506
Freddie Mac Non Gold Pool	170,373
Freddie Mac Reference REMIC	42
Freddie Mac REMICS	907,228
Ginnie Mae I Pool	4,750
Ginnie Mae II Pool	54,705
Government National Mortgage Association	1,797,670
Total market value of collateral securities	5,100,136

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2012

Abbreviation Legend

ADR  American Depositary Receipt

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Energy	388,734,859	—	—	388,734,859
Materials	88,029,456	—	—	88,029,456
Total Equity Securities	476,764,315	—	—	476,764,315
Other
Money Market Funds	9,186,538	—	—	9,186,538
Investments of Cash Collateral Received for Securities on Loan	—	34,635,570	—	34,635,570
Total Other	9,186,538	34,635,570	—	43,822,108
Investments in Securities	485,950,853	34,635,570	—	520,586,423
Liabilities
Options Contracts Written	(52,668)	—	—	(52,668)
Total	485,898,185	34,635,570	—	520,533,755

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Energy and Natural Resources Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $426,950,994)	$476,764,315
Affiliated issuers (identified cost $9,186,538)	9,186,538
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $34,635,570)	34,635,570
Total investments (identified cost $470,773,102)	520,586,423
Foreign currency (identified cost $2)	2
Receivable for:
Capital shares sold	122,077
Dividends	1,553,193
Interest	4,273
Reclaims	15,773
Prepaid expenses	7,451
Trustees' deferred compensation plan	25,097
Total assets	522,314,289
Liabilities
Option contracts written, at value (premiums received $77,099)	52,668
Due upon return of securities on loan	34,635,570
Payable for:
Capital shares purchased	833,438
Investment management fees	9,055
Distribution and service fees	1,456
Transfer agent fees	78,389
Administration fees	787
Plan administration fees	17
Compensation of board members	4,897
Chief compliance officer expenses	75
Other expenses	103,737
Trustees' deferred compensation plan	25,097
Total liabilities	35,745,186
Net assets applicable to outstanding capital stock	$486,569,103
Represented by
Paid-in capital	$472,952,986
Undistributed net investment income	901,000
Accumulated net realized loss	(37,122,980)
Unrealized appreciation (depreciation) on:
Investments	49,813,321
Foreign currency translations	345
Options contracts written	24,431
Total — representing net assets applicable to outstanding capital stock	$486,569,103
*Value of securities on loan	$34,576,029

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Energy and Natural Resources Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$123,270,600
Shares outstanding	6,150,803
Net asset value per share	$20.04
Maximum offering price per share(a)	$21.26
Class B
Net assets	$3,912,507
Shares outstanding	201,305
Net asset value per share	$19.44
Class C
Net assets	$18,660,558
Shares outstanding	959,870
Net asset value per share	$19.44
Class I
Net assets	$28,802,901
Shares outstanding	1,429,076
Net asset value per share	$20.15
Class R
Net assets	$1,225,876
Shares outstanding	61,187
Net asset value per share	$20.03
Class R4
Net assets	$76,846
Shares outstanding	3,818
Net asset value per share	$20.13
Class Z
Net assets	$310,619,815
Shares outstanding	15,428,689
Net asset value per share	$20.13

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Energy and Natural Resources Fund

Statement of Operations

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012
Net investment income
Income:
Dividends — unaffiliated issuers	$4,580,186	$11,247,799
Dividends — affiliated issuers	1,662	11,496
Interest	—	1,186
Income from securities lending — net	56,645	136,770
Foreign taxes withheld	(156,821)	(347,876)
Total income	4,481,672	11,049,375
Expenses:
Investment management fees	1,454,752	5,262,966
Distribution fees
Class B	14,962	44,822
Class C	60,913	188,847
Class R	2,055	1,810
Service fees
Class A	132,117	377,408
Class B	4,987	14,941
Class C	20,304	62,949
Transfer agent fees
Class A	121,525	330,300
Class B	4,580	11,887
Class C	18,669	52,518
Class R	947	743
Class R4	17	51
Class Z	312,150	1,059,309
Administration fees	126,500	519,521
Plan administration fees
Class R4	85	259
Compensation of board members	15,792	43,484
Pricing and bookkeeping fees	—	11,820
Custodian fees	5,606	28,903
Printing and postage fees	83,417	156,976
Registration fees	81,375	111,621
Professional fees	36,301	65,512
Line of credit interest expense	—	204
Chief compliance officer expenses	60	909
Other	14,368	47,096
Total expenses	2,511,482	8,394,856
Expense reductions	(5,187)	(6,890)
Total net expenses	2,506,295	8,387,966
Net investment income	1,975,377	2,661,409
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Energy and Natural Resources Fund

Statement of Operations (continued)

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$(12,581,929)	$15,645,287
Foreign currency translations	(8,068)	(99,990)
Options contracts written	32,279	150,917
Net realized gain (loss)	(12,557,718)	15,696,214
Net change in unrealized appreciation (depreciation) on:
Investments	(17,048,277)	(182,171,779)
Foreign currency translations	351	(936)
Options contracts written	24,431	—
Net change in unrealized depreciation	(17,023,495)	(182,172,715)
Net realized and unrealized loss	(29,581,213)	(166,476,501)
Net decrease in net assets from operations	$(27,605,836)	$(163,815,092)

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Energy and Natural Resources Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012	Year Ended March 31, 2011(b)
Operations
Net investment income	$1,975,377	$2,661,409	$992,142
Net realized gain (loss)	(12,557,718)	15,696,214	97,517,597
Net change in unrealized appreciation (depreciation)	(17,023,495)	(182,172,715)	93,213,271
Net increase (decrease) in net assets resulting from operations	(27,605,836)	(163,815,092)	191,723,010
Distributions to shareholders
Net investment income
Class A	(198,138)	(456,402)	(23,329)
Class I	(111,539)	(473,597)	(144,793)
Class R	(227)	(319)	—
Class R4	(179)	(534)	(2)
Class Z	(916,731)	(2,288,248)	(1,011,631)
Net realized gains
Class A	—	(2,618,102)	—
Class B	—	(108,924)	—
Class C	—	(417,651)	—
Class I	—	(711,708)	—
Class R	—	(8,977)	—
Class R4	—	(2,209)	—
Class Z	—	(7,662,137)	—
Total distributions to shareholders	(1,226,814)	(14,748,808)	(1,179,755)
Increase (decrease) in net assets from capital stock activity	(79,296,304)	(142,926,768)	35,938,716
Proceeds from regulatory settlements (Note 6)	—	4,585	—
Total increase (decrease) in net assets	(108,128,954)	(321,486,083)	226,481,971
Net assets at beginning of year	594,698,057	916,184,140	689,702,169
Net assets at end of year	$486,569,103	$594,698,057	$916,184,140
Undistributed net investment income	$901,000	$92,600	$63,935

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b) Class B and Class R4 shares are for the period from March 7, 2011 (commencement of operations) to March 31, 2011. Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Energy and Natural Resources Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended March 31, 2012		Year Ended March 31, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	229,199	4,366,384	1,264,704	28,122,049	1,150,892	24,796,839
Fund merger	—	—	6,701,075	157,664,942	—	—
Distributions reinvested	10,624	189,736	140,024	2,843,648	760	18,884
Redemptions	(1,043,241)	(20,050,109)	(3,886,721)	(83,455,870)	(942,663)	(19,293,252)
Net increase (decrease)	(803,418)	(15,493,989)	4,219,082	105,174,769	208,989	5,522,471
Class B shares
Subscriptions	4,096	77,365	32,089	690,955	2,306	56,527
Fund merger	—	—	511,902	11,739,090	—	—
Distributions reinvested	—	—	5,243	103,345	—	—
Redemptions(c)	(90,425)	(1,652,735)	(263,906)	(5,901,478)	—	—
Net increase (decrease)	(86,329)	(1,575,370)	285,328	6,631,912	2,306	56,527
Class C shares
Subscriptions	31,337	586,301	228,983	4,923,413	415,857	8,714,881
Fund merger	—	—	280,755	6,438,045	—	—
Distributions reinvested	—	—	17,645	347,774	—	—
Redemptions	(194,055)	(3,597,384)	(426,171)	(8,915,368)	(224,761)	(4,538,662)
Net increase (decrease)	(162,718)	(3,011,083)	101,212	2,793,864	191,096	4,176,219
Class I shares
Subscriptions	7,350	143,540	2,218,577	51,799,261	5,239,281	117,720,570
Fund merger	—	—	604	14,295	—	—
Distributions reinvested	6,211	111,482	57,100	1,184,943	5,730	144,788
Redemptions	—	—	(5,373,416)	(123,041,510)	(732,361)	(17,654,089)
Net increase (decrease)	13,561	255,022	(3,097,135)	(70,043,011)	4,512,650	100,211,269
Class R shares
Subscriptions	29,907	574,369	49,382	1,066,845	2,135	48,370
Distributions reinvested	13	227	457	9,247	—	—
Redemptions	(10,891)	(201,737)	(9,816)	(210,083)	—	—
Net increase	19,029	372,859	40,023	866,009	2,135	48,370
Class R4 shares
Subscriptions	—	—	775	16,515	98	2,500
Fund merger	—	—	5,846	138,127	—	—
Distributions reinvested	10	170	131	2,662	—	—
Redemptions	(1,391)	(27,803)	(1,651)	(33,617)	—	—
Net increase (decrease)	(1,381)	(27,633)	5,101	123,687	98	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Energy and Natural Resources Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended March 31, 2012		Year Ended March 31, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	1,258,729	24,554,058	4,359,217	98,498,028	10,793,305	227,525,290
Distributions reinvested	40,140	720,103	352,520	7,189,747	33,019	733,178
Redemptions	(4,446,210)	(85,090,271)	(13,589,844)	(294,161,773)	(14,236,411)	(302,337,108)
Net decrease	(3,147,341)	(59,816,110)	(8,878,107)	(188,473,998)	(3,410,087)	(74,078,640)
Total net increase (decrease)	(4,168,597)	(79,296,304)	(7,324,496)	(142,926,768)	1,507,187	35,938,716

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b) Class B and Class R4 shares are for the period from March 7, 2011 (commencement of operations) to March 31, 2011. Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Energy and Natural Resources Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,		Year Ended March 31,
Class A	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$20.89		$25.57		$20.11		$13.62		$25.49		$27.64
Income from investment operations:
Net investment income (loss)	0.06		0.05		(0.02)		(0.02)		(0.01)		(0.00	)(c)
Net realized and unrealized gain (loss)	(0.88)		(4.32)		5.49		6.52		(11.46)		1.72
Total from investment operations	(0.82)		(4.27)		5.47		6.50		(11.47)		1.72
Less distributions to shareholders:
Net investment income	(0.03)		(0.05)		(0.01)		(0.01)		—		—
Net realized gains	—		(0.36)		—		—		(0.40)		(3.87)
Total distributions to shareholders	(0.03)		(0.41)		(0.01)		(0.01)		(0.40)		(3.87)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	—		—
Net asset value, end of period	$20.04		$20.89		$25.57		$20.11		$13.62		$25.49
Total return	(3.90%)		(16.64%)		27.20%		47.76%		(45.88%)		6.82%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.34	%(e)	1.28	%(f)	1.26	%(f)	1.21	%(f)	1.28%		1.12	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.34	%(e)(h)	1.28	%(f)(h)	1.26	%(f)(h)	1.21	%(f)(h)	1.24	%(h)	1.07	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.34	%(e)	1.28%		1.26%		1.21%		1.28%		1.12	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.34	%(e)(h)	1.28	%(h)	1.26	%(h)	1.21	%(h)	1.24	%(h)	1.07	%(e)(h)
Net investment income (loss)	0.79	%(e)(h)	0.21	%(h)	(0.08	%)(h)	(0.10	%)(h)	(0.03	%)(h)	(0.02	%)(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$123,271		$145,298		$69,938		$50,812		$16,842		$5,328
Portfolio turnover	14%		167%		551%		523%		484%		198%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class B	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$20.29		$24.96		$24.77
Income from investment operations:
Net investment income (loss)	(0.00	)(c)	(0.11)		(0.03)
Net realized and unrealized gain (loss)	(0.85)		(4.20)		0.22
Total from investment operations	(0.85)		(4.31)		0.19
Less distributions to shareholders:
Net realized gains	—		(0.36)		—
Total distributions to shareholders	—		(0.36)		—
Proceeds from regulatory settlements	—		0.00	(c)	—
Net asset value, end of period	$19.44		$20.29		$24.96
Total return	(4.19%)		(17.24%)		0.77%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09	%(e)	2.01	%(f)	2.20	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	2.09	%(e)(h)	2.01	%(f)(h)	2.20	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09	%(e)	2.01%		2.20	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	2.09	%(e)(h)	2.01	%(h)	2.20	%(e)(h)
Net investment income (loss)	(0.00	)(e)(h)(i)	(0.54	%)(h)	(2.14	%)(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$3,913		$5,837		$58
Portfolio turnover	14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class C	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$20.30		$24.96		$19.78		$13.47		$25.40		$27.64
Income from investment operations:
Net investment income (loss)	0.00	(c)	(0.12)		(0.17)		(0.15)		(0.13)		(0.10)
Net realized and unrealized gain (loss)	(0.86)		(4.18)		5.35		6.46		(11.40)		1.73
Total from investment operations	(0.86)		(4.30)		5.18		6.31		(11.53)		1.63
Less distributions to shareholders:
Net realized gains	—		(0.36)		—		—		(0.40)		(3.87)
Total distributions to shareholders	—		(0.36)		—		—		(0.40)		(3.87)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	—		—
Net asset value, end of period	$19.44		$20.30		$24.96		$19.78		$13.47		$25.40
Total return	(4.24%)		(17.20%)		26.19%		46.84%		(46.29%)		6.45%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09	%(e)	2.02	%(f)	2.01	%(f)	1.96	%(f)	2.03%		1.87	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	2.09	%(e)(h)	2.02	%(f)(h)	2.01	%(f)(h)	1.96	%(f)(h)	1.99	%(h)	1.82	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09	%(e)	2.02%		2.01%		1.96%		2.03%		1.87	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	2.09	%(e)(h)	2.02	%(h)	2.01	%(h)	1.96	%(h)	1.99	%(h)	1.82	%(e)(h)
Net investment income (loss)	0.04	%(e)(h)	(0.55	%)(h)	(0.83	%)(h)	(0.84	%)(h)	(0.73	%)(h)	(0.78	%)(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$18,661		$22,785		$25,494		$16,420		$5,843		$1,433
Portfolio turnover	14%		167%		551%		523%		484%		198%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class I	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$21.02		$25.70		$18.82
Income from investment operations:
Net investment income	0.10		0.11		0.05
Net realized and unrealized gain (loss)	(0.89)		(4.30)		6.86
Total from investment operations	(0.79)		(4.19)		6.91
Less distributions to shareholders:
Net investment income	(0.08)		(0.13)		(0.03)
Net realized gains	—		(0.36)		—
Total distributions to shareholders	(0.08)		(0.49)		(0.03)
Proceeds from regulatory settlements	—		0.00	(c)	—
Net asset value, end of period	$20.15		$21.02		$25.70
Total return	(3.72%)		(16.23%)		36.74%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.86	%(e)	0.80	%(f)	0.85	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.86	%(e)	0.80	%(f)(h)	0.85	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.86	%(e)	0.80%		0.85	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.86	%(e)	0.80	%(h)	0.85	%(e)(h)
Net investment income	1.29	%(e)	0.49	%(h)	0.38	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$28,803		$29,761		$115,953
Portfolio turnover	14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class R	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$20.88		$25.56		$18.76
Income from investment operations:
Net investment income (loss)	0.05		0.02		(0.02)
Net realized and unrealized gain (loss)	(0.89)		(4.33)		6.82
Total from investment operations	(0.84)		(4.31)		6.80
Less distributions to shareholders:
Net investment income	(0.01)		(0.01)		—
Net realized gains	—		(0.36)		—
Total distributions to shareholders	(0.01)		(0.37)		—
Proceeds from regulatory settlements	—		0.00	(c)	—
Net asset value, end of period	$20.03		$20.88		$25.56
Total return	(4.04%)		(16.80%)		36.25%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.59	%(e)	1.55	%(f)	1.60	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.59	%(e)(h)	1.55	%(f)(h)	1.60	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.59	%(e)	1.55%		1.60	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.59	%(e)(h)	1.55	%(h)	1.60	%(e)(h)
Net investment income (loss)	0.61	%(e)(h)	0.11	%(h)	(0.13	%)(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$1,226		$880		$55
Portfolio turnover	14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2010.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class R4	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$20.99		$25.67		$25.48
Income from investment operations:
Net investment income (loss)	0.07		0.09		(0.01)
Net realized and unrealized gain (loss)	(0.88)		(4.33)		0.22
Total from investment operations	(0.81)		(4.24)		0.21
Less distributions to shareholders:
Net investment income	(0.05)		(0.08)		(0.02)
Net realized gains	—		(0.36)		—
Total distributions to shareholders	(0.05)		(0.44)		(0.02)
Proceeds from regulatory settlements	—		0.00	(c)	—
Net asset value, end of period	$20.13		$20.99		$25.67
Total return	(3.85%)		(16.45%)		0.82%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.16	%(e)	1.11	%(f)	1.26	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.16	%(e)	1.11	%(f)(h)	1.26	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.16	%(e)	1.11%		1.26	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.16	%(e)	1.11	%(h)	1.26	%(e)(h)
Net investment income (loss)	0.90	%(e)	0.43	%(h)	(0.57	%)(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$77		$109		$3
Portfolio turnover	14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class Z	2012(a)		2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$21.00		$25.67		$20.17		$13.66		$25.49		$23.30
Income from investment operations:
Net investment income	0.08		0.09		0.03		0.04		0.02		0.01
Net realized and unrealized gain (loss)	(0.89)		(4.31)		5.51		6.52		(11.45)		6.08
Total from investment operations	(0.81)		(4.22)		5.54		6.56		(11.43)		6.09
Less distributions to shareholders:
Net investment income	(0.06)		(0.09)		(0.04)		(0.05)		—		(0.03)
Net realized gains	—		(0.36)		—		—		(0.40)		(3.87)
Total distributions to shareholders	(0.06)		(0.45)		(0.04)		(0.05)		(0.40)		(3.90)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$20.13		$21.00		$25.67		$20.17		$13.66		$25.49
Total return	(3.84%)		(16.37%)		27.47%		48.12%		(45.72%)		26.84%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.09	%(d)	1.01	%(e)	1.01	%(e)	0.96	%(e)	1.03%		1.11	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.09	%(d)(g)	1.01	%(e)(g)	1.01	%(e)(g)	0.96	%(e)(g)	0.99	%(g)	1.07	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.09	%(d)	1.01%		1.01%		0.96%		1.03%		1.11%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.09	%(d)(g)	1.01	%(g)	1.01	%(g)	0.96	%(g)	0.99	%(g)	1.07	%(g)
Net investment income	1.03	%(d)(g)	0.42	%(g)	0.17	%(g)	0.21	%(g)	0.11	%(g)	0.05	%(g)
Supplemental data
Net assets, end of period (in thousands)	$310,620		$390,028		$704,685		$622,471		$338,292		$712,080
Portfolio turnover	14%		167%		551%		523%		484%		198%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Energy and Natural Resources Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to August 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2012
26

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund wrote option contracts to decrease the Fund's exposure to equity risk, to increase return on investments and protect gains. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Annual Report 2012
27

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the period ended August 31, 2012 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at March 31, 2012	—	—
Opened	4,238	151,792
Exercised	(1,812)	(42,414)
Expired	(693)	(32,279)
Balance at August 31, 2012	1,733	77,099

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2012:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Options contracts, written at value	52,668

The effect of derivative instruments in the Statement of Operations for the period ended August 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written ($)
Equity contracts	32,279
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written ($)
Equity contracts	24,431

The following table is a summary of the volume of derivative instruments for the period ended August 31, 2012:

Derivative Instrument	Contracts Opened
Options contracts	4,238

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2012
28

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective May 1, 2011, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.54% as the Fund's net assets increase. Prior to May 1, 2011, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.60% to 0.43% as the Fund's net assets increased. The annualized effective investment management fee rate for the period ended August 31, 2012 and for the year ended March 31, 2012, was 0.69% and 0.68%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective May 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% as the Fund's net assets increase. Prior to May 1, 2011,

Annual Report 2012
29

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The annualized effective administration fee rate for the period ended August 31, 2012 and for the year ended March 31, 2012 was 0.06% and 0.07%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R4 shares.

For the period ended August 31, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended August 31, 2012	Year Ended March 31, 2012
Class A	0.23%	0.22%
Class B	0.23	0.20
Class C	0.23	0.21
Class R	0.23	0.21
Class R4	0.05	0.05
Class Z	0.23	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended August 31, 2012, and the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $5,187 and $6,849 respectively.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Annual Report 2012
30

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $42,140 for Class A, $2,804 for Class B and $201 for Class C shares for the period ended August 31, 2012 and $231,804 for Class A and $5,419 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.08
Class R	1.75
Class R4	1.38
Class Z	1.25

For the period from May 1, 2011 through August 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.07
Class R	1.70
Class R4	1.37
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.06
Class R	1.70
Class R4	1.36
Class Z	1.20

Annual Report 2012
31

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral of wash sales losses, Passive Foreign Investment Company (PFIC) holdings, Trustee's deferred compensation and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$59,837
Accumulated net realized loss	(59,837)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended August 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011
Ordinary income	$1,226,814	$3,219,100	$1,179,755
Long-term capital gains	—	11,529,708	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$929,834
Undistributed accumulated long-term capital gain	—
Unrealized appreciation	44,011,220

At August 31, 2012, the cost of investments for federal income tax purposes was $476,575,203 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$64,854,529
Unrealized depreciation	(20,843,309)
Net unrealized appreciation	$44,011,220

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited short-term	$29,801,172
Unlimited long-term	1,486,054
Total	$31,287,226

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $70,084,010 and $155,840,120, respectively, for the period ended August 31, 2012.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $4,585 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate

Annual Report 2012
32

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At August 31, 2012, securities valued at $34,576,029 were on loan, secured by cash collateral of $34,635,570 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

At March 31, 2012, securities valued at $21,240,147 were on loan, secured by U.S. government securities valued at $565,852 and by cash collateral of $21,104,830 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through May 15, 2011, these credits reduced total expenses by $41.

Note 9. Affiliated Money Market Fund

Effective May 16, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At August 31, 2012, three unaffiliated shareholder accounts owned an aggregate of 39.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to

Annual Report 2012
33

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended August 31, 2012.

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $2,650,000 at a weighted average interest rate of 1.39%

Note 12. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Precious Metals and Mining Fund, a series of RiverSource Selected Series, Inc. The reorganization was completed after shareholders of RiverSource Precious Metals and Mining Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $859,188,131 and the combined net assets immediately after the acquisition were $1,035,182,630.

The merger was accomplished by a tax-free exchange of 12,525,870 shares of RiverSource Precious Metals and Mining Fund valued at $175,994,499 (including $56,637,074 of unrealized appreciation).

In exchange for RiverSource Precious Metals and Mining Fund shares, the Fund issued the following number of shares:

Shares
Class A	6,701,075
Class B	511,902
Class C	280,755
Class I	604
Class R4	5,846

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Precious Metals and Mining Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Precious Metals and Mining Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 1, 2011, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended March 31, 2012 would have been approximately $2.7 million, $25.3 million, $(204.0) million and $(176.0) million, respectively.

Note 13. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise

Annual Report 2012
34

Columbia Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2012

Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
35

Columbia Energy and Natural Resources Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Energy and Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Energy and Natural Resources Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
36

Columbia Energy and Natural Resources Fund

Federal Income Tax Information

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2012 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2012, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
37

Columbia Energy and Natural Resources Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
38

Columbia Energy and Natural Resources Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
39

Columbia Energy and Natural Resources Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
40

Columbia Energy and Natural Resources Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Energy and Natural Resources Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
41

Columbia Energy and Natural Resources Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the ninety-ninth, eighty-ninth and fiftieth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
42

Columbia Energy and Natural Resources Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the second and first quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
43

Columbia Energy and Natural Resources Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
44

Columbia Energy and Natural Resources Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Columbia Energy and Natural Resources Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1141 D (10/12)

Annual Report

August 31, 2012

Columbia Global Dividend Opportunity Fund

(Formerly known as Columbia Strategic Investor Fund)

Not FDIC insured • No bank guarantee • May lose value

Columbia Global Dividend Opportunity Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Global Dividend Opportunity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Global Dividend Opportunity Fund

Performance Overview

Performance Summary

>  Columbia Global Dividend Opportunity Fund (the Fund) Class A shares returned 10.88% excluding sales charges for the 12-month period ended August 31, 2012.

>  The MSCI All Country World Index (Net), the Fund's new benchmark effective August 17, 2012, returned 6.22% during the 12-month period.

>  The Fund underperformed its former benchmark, the Russell 1000 Index, which returned 17.33% during the period.

>  Relative to the Russell 1000 Index, the detracting effects of positioning in consumer discretionary, energy, information technology, industrials, utilities and cash more than offset the positive contributions made by positioning in consumer staples.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	11/01/02
Excluding sales charges		10.88	0.46	7.48
Including sales charges		4.51	-0.73	6.85
Class B*	11/01/02
Excluding sales charges		10.04	-0.29	6.67
Including sales charges		5.04	-0.66	6.67
Class C*	10/13/03
Excluding sales charges		10.04	-0.30	6.68
Including sales charges		9.04	-0.30	6.68
Class I*	09/27/10	11.27	0.77	7.79
Class R*	09/27/10	10.61	0.19	7.21
Class W*	09/27/10	10.86	0.52	7.56
Class Y*	07/15/09	11.28	0.80	7.80
Class Z	11/09/00	11.20	0.71	7.75
MSCI All Country World Index (Net)		6.22	-1.66	7.02
Russell 1000 Index		17.33	1.47	6.86

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Global Dividend Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance

Effective April 27, 2012, Laton Spahr, Paul F. Stocking and Steven R. Schroll assumed responsibility for the portfolio management of Columbia Strategic Investor Fund. Effective August 17, 2012, Columbia Strategic Investor Fund was renamed Columbia Global Dividend Opportunity Fund to reflect the Fund's new investment objective and principal investment strategies. Also effective August 17, 2012, the Fund's benchmark index was changed from the Russell 1000 Index to the MSCI All Country World Index (Net), which is more consistent with the Fund's new principal investment strategies.

For the 12-month period that ended August 31, 2012, the Fund's Class A shares gained 10.88% excluding sales charges. The MSCI All Country World Index (Net) returned 6.22%, and the Fund's former benchmark, the Russell 1000 Index (Russell Index) returned 17.33% for the same time period. (For the purposes of this discussion, most comparisons will be relative to the Russell Index, as it was the Fund's primary benchmark for all but the last few weeks of the reporting period.) Relative to the Russell Index, the detracting effects of positioning in consumer discretionary, energy, information technology, industrials, utilities and cash more than offset the positive contributions made by positioning in consumer staples.

Volatility Dominated the U.S. Equity Market

Volatility dominated the U.S. equity market during the annual period, as investor sentiment swung sharply between "risk-on" and "risk-off." September 2011 saw the depths of a significant third calendar quarter market sell-off, as consumer confidence was seriously shaken by the ongoing debates in Washington D.C. over budget restraint and debt reduction. Further, U.S. economic indicators deteriorated, the sovereign debt crisis in Europe lingered and U.S. government debt had just been downgraded. In turn, investor risk aversion heightened, and the U.S. equity market experienced a particularly challenging month.

October saw somewhat of a rebound, as surprises from a base of low expectations proved positive. Americans were dispirited by Washington D.C.'s inability to reach a plan for deficit reduction and by Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news, especially on the U.S. economic front within the key labor, manufacturing and housing markets, to encourage risk taking, buoying stocks to gains. The rally extended and broadened through March, with the first quarter of 2012 proving to be the strongest first quarter gain in several years for virtually all segments of the U.S. equity market. The U.S. economic recovery generated enough solid economic data to raise consumer expectations and restore investor confidence, and real steps seemed to be taken toward resolution of the European sovereign debt crisis. In April and May 2012, the U.S. equity markets retreated amid renewed concerns about the strength of the U.S. economic recovery, increasing political uncertainty in Europe and a slowdown in China's industrial activity. In June, Greece's election results meant it would be unlikely Greece would be ousted from the European Union. This, together with an improved view of the European sovereign debt situation and a steadying of U.S. economic data, drove a gradual grind higher in the U.S. equity market through August.

Consumer Discretionary Stock Selection Hampered Results Most

The Fund's results were hurt most by stock selection in the consumer discretionary sector. Particular disappointments included Brazilian homebuilder

Portfolio Management

Laton Spahr, CFA

Paul F. Stocking

Steven R. Schroll

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2012)
Royal Dutch Shell PLC, ADR (Netherlands)	3.0
Apple, Inc. (United States)	2.0
Merck & Co., Inc. (United States)	1.9
Pfizer, Inc. (United States)	1.8
AT&T, Inc. (United States)	1.6
Exxon Mobil Corp. (United States)	1.5
JPMorgan Chase & Co. (United States)	1.4
HSBC Holdings PLC, ADR (United Kingdom)	1.4
General Electric Co. (United States)	1.3
Unilever NV - NY Shares (Netherlands)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

MRV Engenharia e Participacoes, Chinese educational services company New Oriental Education & Technology Group and U.S. specialty retailer Abercrombie & Fitch. On the positive side, a position in U.S. cable and satellite TV provider Comcast added significant value. Positions in all of these securities were sold before the end of the reporting period.

Sector allocation and stock selection in the energy sector detracted from the Fund's results. The Fund had a significant allocation to energy, which was the second worst performing sector in the Russell Index during the annual period. Within the sector, positions in U.S. coal miner Peabody Energy and Russian energy companies Gazprom and Lukoil detracted most. These positions were sold during the reporting period.

Having only a modest allocation to information technology, the second best performing sector in the Russell Index during the annual period, further detracted from the Fund's results. So, too, did stock selection within the sector. Performance by U.S. semiconductor companies Advanced Micro Devices and Rovi fell short of expectations. These positions were sold during the reporting period.

Industry selection within industrials detracted, more than offsetting effective allocation positioning. The Fund was prudently underweight the lagging industrials sector. However, a sizable exposure to the electrical equipment industry hampered the Fund's relative performance.

Further detracting from the Fund's results was a sizable allocation to the utilities sector, which lagged the Russell Index during the annual period, and holding a higher level of cash than usual as we transitioned the portfolio to its new investment objective and strategies.

Consumer Staples Positioning Buoyed Results

On the positive side, stock selection in consumer staples added value, with positions in discount retailer Wal-Mart Stores and pharmacy retailer CVS Caremark proving particularly beneficial. We sold CVS Caremark during the period.

In the last weeks of the annual period, with the Fund measured against its new benchmark, the MSCI All Country World Index (Net), having an underweighted exposure to the Pacific Rim, especially Japan and China, contributed positively to its relative results. Positions in Taiwanese semiconductor company MediaTek, Czech utilities company CEZ, Turkish auto manufacturer Tofas Turk Otomobil Fabrikasi, Netherlands-based diversified consumer goods company Unilever and Canadian loyalty program manager Aimia also boosted the Fund's results during these weeks.

Country and Sector Weighting Changes

Upon assuming responsibility for portfolio management in April, we made several trades of individual positions to reflect our team's best ideas. In August, with the global nature of the new investment mandate, we significantly increased the Fund's international exposure, including allocations to developed and developing markets in Europe, Latin America and Asia.

We also enhanced the Fund's focus on dividend-paying equity securities of U.S. and foreign companies. In so doing, the Fund's allocations to the consumer staples, telecommunication services and utilities sectors increased, and its exposure to the consumer discretionary, information technology and industrials sectors decreased.

Country Breakdown (%) (at August 31, 2012)
Australia	2.6
Brazil	0.3
Canada	3.8
Chile	0.3
China	1.6
Czech Republic	1.0
France	2.5
Germany	2.8
Greece	0.3
Hong Kong	0.4
Ireland	0.3
Israel	0.2
Italy	0.3
Japan	4.2
Mexico	0.7
Netherlands	4.8
Norway	1.2
Panama	0.4
Poland	0.9
Singapore	1.8
South Africa	1.0
Spain	0.9
Sweden	1.2
Switzerland	2.5
Taiwan	1.3
Thailand	0.5
Turkey	1.3
United Kingdom	9.1
United States(a)	51.8
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(a) Includes Investments in Money Market Funds.

Annual Report 2012
5

Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Our current view ahead for the global economic growth is a cautious one, as forced austerity measures in Europe, continued moderation of industrial activity and fixed asset investment in China and a stalemate of economic growth in the U.S. combine to mute optimism. In the U.S., the role of government policies on taxation and spending may well be the key debate in the months ahead, and only upon resolution of this uncertainty, do we envision greater clarity for consumers, corporations and U.S. equity market investors. Given this view, we believe a new segment of the emerging markets may take the lead in global equity market performance going forward. We currently believe several markets in Eastern Europe and Southeast Asia may perform well along with Chile in Latin America and South Africa in Africa. The combination of relatively strong economic growth, fueled in part by attractive domestic demographics, and the adoption of dividend policies at the company level make these emerging equity markets appealing to us from a dividend yield and dividend growth perspective. As for the developed markets, we currently believe interest rates will remain low such that dividend-paying companies will continue to be favored by investors seeking greater yield. While our focus on such developed market companies is anticipated to be in the U.S., some resolution of the European sovereign debt crisis may expand our opportunities to seek higher dividend-paying companies in Europe as well.

Summary of Investments in Securities by Industry (%) (at August 31, 2012)
Aerospace & Defense	1.6
Automobiles	1.5
Beverages	2.9
Capital Markets	0.5
Chemicals	2.2
Commercial Banks	9.9
Commercial Services & Supplies	1.1
Communications Equipment	1.7
Computers & Peripherals	1.9
Consumer Finance	0.5
Diversified Financial Services	2.2
Diversified Telecommunication Services	5.6
Electric Utilities	3.5
Energy Equipment & Services	1.9
Food & Staples Retailing	2.2
Food Products	3.9
Health Care Equipment & Supplies	1.0
Hotels, Restaurants & Leisure	1.6
Household Durables	0.2
Household Products	0.5
Industrial Conglomerates	2.4
Insurance	3.3
Internet Software & Services	0.4
IT Services	1.7
Machinery	0.3
Media	1.6
Metals & Mining	0.9
Money Market Funds	1.5
Multiline Retail	1.8
Multi-Utilities	3.8
Office Electronics	0.3
Oil, Gas & Consumable Fuels	9.5
Personal Products	0.3
Pharmaceuticals	10.0
Road & Rail	0.5
Semiconductors & Semiconductor Equipment	3.1
Software	2.6
Specialty Retail	2.0
Tobacco	3.4
Trading Companies & Distributors	0.7
Transportation Infrastructure	0.1
Water Utilities	0.7
Wireless Telecommunication Services	2.0
Total	99.3

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2012
6

Columbia Global Dividend Opportunity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.30	1,018.80	6.40	6.39	1.26
Class B	1,000.00	1,000.00	1,016.40	1,015.03	10.19	10.18	2.01
Class C	1,000.00	1,000.00	1,015.80	1,015.03	10.18	10.18	2.01
Class I	1,000.00	1,000.00	1,021.90	1,021.01	4.17	4.17	0.82
Class R	1,000.00	1,000.00	1,018.80	1,017.55	7.66	7.66	1.51
Class W	1,000.00	1,000.00	1,019.80	1,018.55	6.65	6.65	1.31
Class Y	1,000.00	1,000.00	1,021.80	1,021.06	4.12	4.12	0.81
Class Z	1,000.00	1,000.00	1,021.30	1,020.06	5.13	5.13	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
7

Columbia Global Dividend Opportunity Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%

Issuer	Shares	Value ($)
Australia 2.6%
AMP Ltd.	560,260	2,593,915
Australia and New Zealand Banking Group Ltd.	189,117	4,873,915
BHP Billiton Ltd.	60,788	2,012,847
National Australia Bank Ltd.	167,729	4,391,041
Woolworths Ltd.	186,978	5,734,854
Total		19,606,572
Brazil 0.3%
Natura Cosmeticos SA	86,627	2,164,075
Canada 3.7%
Aimia, Inc.	361,302	5,314,612
BCE, Inc.	97,202	4,324,517
Enbridge, Inc.(a)	178,254	7,026,773
Sun Life Financial, Inc.(a)	203,449	4,752,569
Toronto-Dominion Bank (The)	77,538	6,348,811
Total		27,767,282
Chile 0.3%
Banco de Chile, ADR	27,648	2,329,621
China 1.6%
Bank of China Ltd., Class H	12,762,000	4,658,828
China Mobile Ltd., ADR	67,218	3,608,935
PetroChina Co., Ltd., ADR	28,891	3,475,587
Total		11,743,350
Czech Republic 1.0%
CEZ AS	130,943	5,140,358
Telefonica Czech Republic AS	119,444	2,531,790
Total		7,672,148
France 2.5%
GDF Suez	80,692	1,986,753
Sanofi	34,430	2,817,058
Total SA, ADR	160,511	8,003,078
Veolia Environnement SA	149,232	1,579,717
Vivendi SA	219,326	4,300,786
Total		18,687,392
Germany 2.7%
Allianz SE, Registered Shares	53,893	5,915,737

Common Stocks (continued)

Issuer	Shares	Value ($)
Bayerische Motoren Werke AG	70,731	5,129,748
E.ON AG	208,480	4,794,805
Siemens AG, Registered Shares	47,303	4,487,317
Total		20,327,607
Greece 0.3%
OPAP SA	267,400	1,863,300
Hong Kong 0.4%
Television Broadcasts Ltd.	388,000	2,805,995
Ireland 0.3%
Warner Chilcott PLC, Class A(a)	178,400	2,429,808
Israel 0.2%
Bezeq Israeli Telecommunication Corp. Ltd. (The), ADR	313,100	1,778,502
Italy 0.3%
ENI SpA	102,460	2,270,763
Japan 4.1%
Astellas Pharma, Inc.	42,300	2,071,286
Canon, Inc.	69,300	2,309,926
Lawson, Inc.(a)	20,900	1,602,626
Mitsubishi Corp.	187,000	3,462,462
Mitsui & Co., Ltd.	133,500	1,875,116
Mizuho Financial Group, Inc.(a)	3,897,500	6,293,178
NTT DoCoMo, Inc.	1,403	2,390,145
Ono Pharmaceutical Co., Ltd.	65,200	4,058,094
Sumitomo Mitsui Financial Group, Inc.	75,600	2,354,626
Takeda Pharmaceutical Co., Ltd.(a)	93,300	4,386,361
Total		30,803,820
Mexico 0.7%
Grupo Aeroportuario del Centro Norte Sab de CV, ADR	24,751	422,252
Grupo Modelo SAB de CV, Class C(a)	551,800	5,009,069
Total		5,431,321
Netherlands 4.8%
LyondellBasell Industries NV, Class A	94,619	4,621,192
Royal Dutch Shell PLC, ADR	307,932	21,546,002
Unilever NV - NY Shares	269,649	9,378,392
Total		35,545,586
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Norway 1.2%
Seadrill Ltd.	207,528	8,554,304
Panama 0.4%
Carnival Corp.	85,240	2,956,123
Poland 0.9%
Powszechna Kasa Oszczednosci Bank Polski SA	352,671	3,788,157
Powszechny Zaklad Ubezpieczen SA	26,414	2,753,534
Total		6,541,691
Singapore 1.8%
DBS Group Holdings Ltd.	777,000	9,027,948
Keppel Corp., Ltd.	451,000	4,054,823
Total		13,082,771
South Africa 1.0%
Foschini Group Ltd. (The)	288,083	4,628,253
Sasol Ltd., ADR	62,601	2,711,875
Total		7,340,128
Spain 0.9%
Iberdrola SA	1,040,293	4,126,947
Telefonica SA	201,266	2,541,650
Total		6,668,597
Sweden 1.2%
Hennes & Mauritz AB, Class B	74,952	2,711,863
Saab AB, Class B	112,906	2,011,855
Telefonaktiebolaget LM Ericsson, ADR(a)	464,569	4,320,492
Total		9,044,210
Switzerland 2.5%
ACE Ltd.	49,120	3,621,618
Nestlé SA, Registered Shares	116,293	7,229,485
Roche Holding AG, Genusschein Shares	40,907	7,446,985
Total		18,298,088
Taiwan 1.3%
Far EasTone Telecommunications Co., Ltd.	979,000	2,422,498
MediaTek, Inc.	455,000	4,883,196
Taiwan Semiconductor Manufacturing Co., Ltd.	739,000	2,069,655
Total		9,375,349

Common Stocks (continued)

Issuer	Shares	Value ($)
Thailand 0.5%
Charoen Pokphand Foods PCL	631,200	640,289
Charoen Pokphand Foods PCL, Foreign Registered Shares	1,440,100	1,460,837
Thai Beverage PCL	6,040,000	1,599,038
Total		3,700,164
Turkey 1.3%
Arcelik AS	337,200	1,864,683
Ford Otomotiv Sanayi AS	76,500	750,618
Tofas Turk Otomobil Fabrikasi AS	904,179	4,373,777
Turk Telekomunikasyon AS	679,052	2,687,541
Total		9,676,619
United Kingdom 9.0%
AstraZeneca PLC, ADR	107,803	5,044,102
BP PLC, ADR	119,818	5,039,545
British American Tobacco PLC	113,527	5,951,415
Britvic PLC	430,715	2,185,780
Diageo PLC, ADR	29,782	3,252,790
GlaxoSmithKline PLC, ADR	171,705	7,810,860
Halfords Group PLC	560,394	2,087,523
HSBC Holdings PLC, ADR(a)	238,543	10,407,631
Imperial Tobacco Group PLC	109,417	4,267,003
Inmarsat PLC	410,169	3,728,620
National Grid PLC	530,607	5,758,658
Severn Trent PLC	190,384	5,232,838
Vodafone Group PLC, ADR	217,432	6,288,133
Total		67,054,898
United States 49.9%
Abbott Laboratories	81,070	5,313,328
Altria Group, Inc.	106,402	3,613,412
Analog Devices, Inc.	94,117	3,740,210
Apple, Inc.	21,681	14,423,068
AT&T, Inc.	313,461	11,485,211
Baxter International, Inc.	60,725	3,563,343
CA, Inc.	83,080	2,162,572
Caterpillar, Inc.	23,871	2,036,912
CenturyLink, Inc.	118,898	5,024,629
Chevron Corp.	70,482	7,905,261
Cisco Systems, Inc.	142,639	2,721,552

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Citigroup, Inc.	199,372	5,923,342
Darden Restaurants, Inc.(a)	38,019	1,975,087
Dow Chemical Co. (The)	140,906	4,129,955
Duke Energy Corp.	56,817	3,680,605
eBay, Inc.(b)	59,436	2,821,427
EI du Pont de Nemours & Co.	55,375	2,754,906
Exelon Corp.	114,526	4,176,763
Exxon Mobil Corp.	128,264	11,197,447
First Niagara Financial Group, Inc.	368,601	2,908,262
Freeport-McMoRan Copper & Gold, Inc.	110,700	3,997,377
General Electric Co.	460,696	9,541,014
Hershey Co. (The)	25,738	1,848,503
Home Depot, Inc. (The)	88,236	5,007,393
Honeywell International, Inc.	102,835	6,010,706
Intel Corp.	203,321	5,048,460
International Business Machines Corp.	34,916	6,803,383
Johnson & Johnson	91,438	6,165,664
JPMorgan Chase & Co.	280,961	10,434,892
Kellogg Co.	35,102	1,777,916
Kohl's Corp.	90,588	4,728,694
Kraft Foods, Inc., Class A	168,403	6,993,777
Lockheed Martin Corp.	42,678	3,889,673
Lorillard, Inc.	57,561	7,224,481
Marsh & McLennan Companies, Inc.	134,606	4,599,487
McDonald's Corp.	58,656	5,249,125
Medtronic, Inc.	102,859	4,182,247
Merck & Co., Inc.	321,004	13,819,222
Microchip Technology, Inc.(a)	220,153	7,650,317
Microsoft Corp.	297,555	9,170,645
Morgan Stanley	244,561	3,668,415
Mosaic Co. (The)	79,079	4,579,465
NextEra Energy, Inc.	82,790	5,572,595
Nucor Corp.	21,464	808,120
Occidental Petroleum Corp.	19,962	1,696,970
Oracle Corp.	252,986	8,007,007
PepsiCo, Inc.	127,023	9,200,276
Pfizer, Inc.	543,280	12,962,661
PG&E Corp.	136,264	5,915,220

Common Stocks (continued)

Issuer	Shares	Value ($)
Philip Morris International, Inc.	50,077	4,471,876
Pitney Bowes, Inc.(a)	288,232	3,850,779
PPL Corp.	127,944	3,752,598
Procter & Gamble Co. (The)	58,329	3,919,125
Public Service Enterprise Group, Inc.	100,841	3,192,626
QUALCOMM, Inc.	90,534	5,564,220
RadioShack Corp.(a)	44,297	107,642
Schlumberger Ltd.	74,433	5,387,461
Sempra Energy	78,333	5,185,645
SLM Corp.	219,147	3,451,565
Target Corp.	131,664	8,438,346
U.S. Bancorp	235,372	7,863,778
Union Pacific Corp.	28,101	3,412,585
Verizon Communications, Inc.	70,106	3,010,352
Viacom, Inc., Class B	72,270	3,614,223
Visa, Inc., Class A	17,437	2,236,295
Wal-Mart Stores, Inc.	121,235	8,801,661
Waste Management, Inc.	129,902	4,492,011
Wells Fargo & Co.	242,664	8,257,856
Western Union Co. (The)	214,483	3,777,046
Total		370,898,687
Total Common Stocks (Cost: $644,098,266)		726,418,771

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.164%(c)(d)	10,863,036	10,863,036
Total Money Market Funds (Cost: $10,863,036)		10,863,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan 3.7%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 3.7%
Citigroup Global Markets, Inc.(e) dated 08/31/12, matures 09/04/12, repurchase price $4,000,094	0.210%	2,000,000	2,000,000
	0.210%	2,000,000	2,000,000
Credit Suisse Securities (USA) LLC dated 08/31/12, matures 09/04/12, repurchase price $5,608,648(e)	0.150%	5,608,554	5,608,554
Mizuho Securities USA, Inc. dated 08/31/12, matures 09/04/12, repurchase price $4,000,102(e)	0.230%	4,000,000	4,000,000
Natixis Financial Products, Inc.(e) dated 08/31/12, matures 09/04/12, repurchase price $4,000,098	0.220%	4,000,000	4,000,000
repurchase price $5,000,133	0.240%	5,000,000	5,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Nomura Securities dated 08/31/12, matures 09/04/12, repurchase price $5,000,128(e)	0.230%	5,000,000	5,000,000
Total			27,608,554
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $27,608,554)			27,608,554
Total Investments (Cost: $682,569,856)			764,890,361
Other Assets & Liabilities, Net			(22,240,500)
Net Assets			742,649,861

Notes to Portfolio of Investments

(a)  At August 31, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	10,423,053	356,000,612	(355,560,629)	—	10,863,036	17,714	10,863,036

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	654,169
Fannie Mae-Aces	224,485
Freddie Mac REMICS	871,955
Government National Mortgage Association	289,391
Total market value of collateral securities	2,040,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	654,169
Fannie Mae-Aces	224,485
Freddie Mac REMICS	871,955
Government National Mortgage Association	289,391
Total market value of collateral securities	2,040,000
Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	5,720,729
Total market value of collateral securities	5,720,729
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.230%)
United States Treasury Inflation Indexed Bonds	683,713
United States Treasury Note/Bond	2,945,646
United States Treasury Strip Coupon	369,418
United States Treasury Strip Principal	81,223
Total market value of collateral securities	4,080,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.220%)
United States Treasury Bill	352,348
United States Treasury Note/Bond	3,727,752
Total market value of collateral securities	4,080,100
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	600,862
Fannie Mae REMICS	1,564,506
Freddie Mac Non Gold Pool	170,373
Freddie Mac Reference REMIC	42
Freddie Mac REMICS	907,228
Ginnie Mae I Pool	4,750
Ginnie Mae II Pool	54,705
Government National Mortgage Association	1,797,670
Total market value of collateral securities	5,100,136

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	3,501,334
Freddie Mac Gold Pool	1,598,666
Total market value of collateral securities	5,100,000

Abbreviation Legend

ADR  American Depositary Receipt

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	37,391,245	26,215,759	—	63,607,004
Consumer Staples	67,655,354	30,671,326	—	98,326,680
Energy	82,544,304	2,270,763	—	84,815,067
Financials	74,567,846	46,650,880	—	121,218,726
Health Care	61,291,236	20,779,785	—	82,071,021
Industrials	33,655,934	15,891,573	—	49,547,507
Information Technology	78,446,693	9,262,776	—	87,709,469
Materials	20,891,015	2,012,847	—	22,903,862
Telecommunication Services	33,741,777	22,381,531	—	56,123,308
Utilities	31,476,052	28,620,075	—	60,096,127
Total Equity Securities	521,661,456	204,757,315	—	726,418,771
Other
Money Market Funds	10,863,036	—	—	10,863,036
Investments of Cash Collateral Received for Securities on Loan	—	27,608,554	—	27,608,554
Total Other	10,863,036	27,608,554	—	38,471,590
Total	532,524,492	232,365,869	—	764,890,361

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Global Dividend Opportunity Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $644,098,266)	$726,418,771
Affiliated issuers (identified cost $10,863,036)	10,863,036
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $27,608,554)	27,608,554
Total investments (identified cost $682,569,856)	764,890,361
Foreign currency (identified cost $198,004)	195,795
Receivable for:
Investments sold	10,343,191
Capital shares sold	23,701
Dividends	3,290,680
Interest	38,751
Reclaims	78,601
Expense reimbursement due from Investment Manager	2
Prepaid expenses	12,172
Trustees' deferred compensation plan	117,645
Total assets	778,990,899
Liabilities
Due upon return of securities on loan	27,608,554
Payable for:
Investments purchased	7,634,464
Capital shares purchased	726,264
Investment management fees	14,043
Distribution and service fees	1,541
Foreign capital gains taxes deferred	76,551
Transfer agent fees	65,419
Administration fees	1,179
Compensation of board members	1,158
Chief compliance officer expenses	115
Other expenses	94,105
Trustees' deferred compensation plan	117,645
Total liabilities	36,341,038
Net assets applicable to outstanding capital stock	$742,649,861
Represented by
Paid-in capital	$645,433,511
Undistributed net investment income	10,084,051
Accumulated net realized gain	4,895,811
Unrealized appreciation (depreciation) on:
Investments	82,320,505
Foreign currency translations	(7,466)
Foreign capital gains tax	(76,551)
Total — representing net assets applicable to outstanding capital stock	$742,649,861
*Value of securities on loan	$26,731,146

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Global Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$133,541,258
Shares outstanding	6,817,495
Net asset value per share	$19.59
Maximum offering price per share(a)	$20.79
Class B
Net assets	$9,414,066
Shares outstanding	505,360
Net asset value per share	$18.63
Class C
Net assets	$13,319,283
Shares outstanding	714,764
Net asset value per share	$18.63
Class I
Net assets	$2,887
Shares outstanding	147
Net asset value per share	$19.64
Class R
Net assets	$1,081,633
Shares outstanding	55,345
Net asset value per share	$19.54
Class W
Net assets	$2,883
Shares outstanding	147
Net asset value per share(b)	$19.57
Class Y
Net assets	$2,480
Shares outstanding	126
Net asset value per share(b)	$19.65
Class Z
Net assets	$585,285,371
Shares outstanding	29,770,516
Net asset value per share	$19.66

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Global Dividend Opportunity Fund

Statement of Operations

Year Ended August 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$21,981,734
Dividends — affiliated issuers	17,714
Interest	19,969
Income from securities lending — net	410,115
Foreign taxes withheld	(968,241)
Total income	21,461,291
Expenses:
Investment management fees	5,565,472
Distribution fees
Class B	96,313
Class C	104,233
Class R	5,705
Service fees
Class A	337,555
Class B	32,104
Class C	34,744
Class W	7
Transfer agent fees
Class A	276,512
Class B	25,844
Class C	28,497
Class R	2,321
Class W	6
Class Y	24
Class Z	1,279,321
Administration fees	466,699
Compensation of board members	41,995
Custodian fees	53,890
Printing and postage fees	232,486
Registration fees	152,587
Professional fees	62,771
Chief compliance officer expenses	696
Other	77,140
Total expenses	8,876,922
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(7)
Expense reductions	(628,978)
Total net expenses	8,247,937
Net investment income	13,213,354
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	99,038,526
Foreign currency translations	(546,709)
Net realized gain	98,491,817
Net change in unrealized appreciation (depreciation) on:
Investments	(29,451,875)
Foreign currency translations	(7,946)
Foreign capital gains tax	(76,551)
Net change in unrealized depreciation	(29,536,372)
Net realized and unrealized gain	68,955,445
Net increase in net assets resulting from operations	$82,168,799

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Global Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012	Year Ended August 31, 2011(a)
Operations
Net investment income	$13,213,354	$2,245,718
Net realized gain	98,491,817	106,134,644
Net change in unrealized depreciation	(29,536,372)	(1,698,755)
Net increase in net assets resulting from operations	82,168,799	106,681,607
Distributions to shareholders
Net investment income
Class A	(396,683)	—
Class I	(22)	(7)
Class R	(310)	—
Class W	(11)	—
Class Y	(111,896)	(29,949)
Class Z	(3,560,604)	(609,771)
Total distributions to shareholders	(4,069,526)	(639,727)
Increase (decrease) in net assets from capital stock activity	(196,189,369)	42,694,372
Proceeds from regulatory settlements (Note 6)	34,306	—
Total increase (decrease) in net assets	(118,055,790)	148,736,252
Net assets at beginning of year	860,705,651	711,969,399
Net assets at end of year	$742,649,861	$860,705,651
Undistributed net investment income	$10,084,051	$1,486,932

(a) Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Global Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	555,619	10,280,768	551,772	10,502,502
Fund merger	—	—	176,638	3,481,799
Distributions reinvested	20,291	354,272	—	—
Redemptions	(1,793,250)	(32,747,909)	(1,929,581)	(36,536,769)
Net decrease	(1,217,340)	(22,112,869)	(1,201,171)	(22,552,468)
Class B shares
Subscriptions	5,259	94,474	10,291	184,129
Redemptions(b)	(451,814)	(7,960,419)	(408,666)	(7,441,858)
Net decrease	(446,555)	(7,865,945)	(398,375)	(7,257,729)
Class C shares
Subscriptions	27,319	471,731	68,323	1,252,473
Fund merger	—	—	25,241	477,037
Redemptions	(213,305)	(3,708,923)	(279,831)	(5,036,399)
Net decrease	(185,986)	(3,237,192)	(186,267)	(3,306,889)
Class I shares
Subscriptions	—	—	147	2,500
Net increase	—	—	147	2,500
Class R shares
Subscriptions	14,404	259,895	10,819	214,152
Fund merger	—	—	68,214	1,342,703
Distributions reinvested	18	310	—	—
Redemptions	(19,698)	(368,073)	(18,412)	(367,089)
Net increase (decrease)	(5,276)	(107,868)	60,621	1,189,766
Class W shares
Subscriptions	—	—	156	2,650
Redemptions	—	—	(9)	(154)
Net increase	—	—	147	2,496
Class Y shares
Subscriptions	41,108	719,639	269,662	4,916,101
Distributions reinvested	6	99	1,610	29,949
Redemptions	(915,557)	(17,884,605)	(38,272)	(680,660)
Net increase (decrease)	(874,443)	(17,164,867)	233,000	4,265,390
Class Z shares
Subscriptions	995,866	18,048,370	1,723,699	33,422,566
Fund merger	—	—	7,907,379	156,236,461
Distributions reinvested	174,611	3,053,944	31,779	591,714
Redemptions	(9,093,362)	(166,802,942)	(6,254,118)	(119,899,435)
Net increase (decrease)	(7,922,885)	(145,700,628)	3,408,739	70,351,306
Total net increase (decrease)	(10,652,485)	(196,189,369)	1,916,841	42,694,372

(a) Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Global Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$17.72		$15.28		$14.62		$18.01		$21.48
Income from investment operations:
Net investment income	0.27		0.01		0.00	(a)	0.09		0.06
Net realized and unrealized gain (loss)	1.65		2.43		0.73		(3.42)		(1.25)
Total from investment operations	1.92		2.44		0.73		(3.33)		(1.19)
Less distributions to shareholders:
Net investment income	(0.05)		—		(0.07)		(0.06)		(0.07)
Net realized gains	—		—		—		—		(2.21)
Total distributions to shareholders	(0.05)		—		(0.07)		(0.06)		(2.28)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$19.59		$17.72		$15.28		$14.62		$18.01
Total return	10.88%		15.97%		5.00%		(18.44%)		(7.09%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.28%		1.29%		1.43%		1.47%		1.25%
Net expenses after fees waived or expenses reimbursed(c)	1.21	%(d)	1.25	%(e)	1.25	%(e)	1.24	%(e)	1.22	%(f)
Net investment income	1.49	%(d)	0.07	%(e)	0.01	%(e)	0.70	%(e)	0.30	%(f)
Supplemental data
Net assets, end of period (in thousands)	$133,541		$142,349		$141,137		$158,624		$225,418
Portfolio turnover	97%		62%		67%		117%		88%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.07%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.04%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$16.93		$14.71		$14.12		$17.45		$20.96
Income from investment operations:
Net investment income (loss)	0.10		(0.12)		(0.11)		(0.01)		(0.09)
Net realized and unrealized gain (loss)	1.60		2.34		0.71		(3.32)		(1.21)
Total from investment operations	1.70		2.22		0.60		(3.33)		(1.30)
Less distributions to shareholders:
Net investment income	—		—		(0.01)		—		—
Net realized gains	—		—		—		—		(2.21)
Total distributions to shareholders	—		—		(0.01)		—		(2.21)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$18.63		$16.93		$14.71		$14.12		$17.45
Total return	10.04%		15.09%		4.26%		(19.08%)		(7.77%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.03%		2.04%		2.18%		2.22%		2.00%
Net expenses after fees waived or expenses reimbursed(c)	1.95	%(d)	2.00	%(e)	2.00	%(e)	1.99	%(e)	1.97	%(f)
Net investment income (loss)	0.59	%(d)	(0.70	%)(e)	(0.74	%)(e)	(0.05	%)(e)	(0.46	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$9,414		$16,112		$19,861		$24,933		$42,229
Portfolio turnover	97%		62%		67%		117%		88%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.08%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.04%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$16.93		$14.71		$14.13		$17.46		$20.96
Income from investment operations:
Net investment income (loss)	0.12		(0.12)		(0.11)		(0.01)		(0.09)
Net realized and unrealized gain (loss)	1.58		2.34		0.70		(3.32)		(1.20)
Total from investment operations	1.70		2.22		0.59		(3.33)		(1.29)
Less distributions to shareholders:
Net investment income	—		—		(0.01)		—		—
Net realized gains	—		—		—		—		(2.21)
Total distributions to shareholders	—		—		(0.01)		—		(2.21)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$18.63		$16.93		$14.71		$14.13		$17.46
Total return	10.04%		15.09%		4.18%		(19.07%)		(7.72%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.04%		2.04%		2.18%		2.22%		2.00%
Net expenses after fees waived or expenses reimbursed(c)	1.95	%(d)	2.00	%(e)	2.00	%(e)	1.99	%(e)	1.97	%(f)
Net investment income (loss)	0.72	%(d)	(0.68	%)(e)	(0.74	%)(e)	(0.05	%)(e)	(0.46	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$13,319		$15,251		$15,994		$19,874		$34,208
Portfolio turnover	97%		62%		67%		117%		88%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.09%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.04%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2012	2011(a)
Per share data
Net asset value, beginning of period	$17.80	$17.01
Income from investment operations:
Net investment income	0.35	0.09
Net realized and unrealized gain	1.64	0.74
Total from investment operations	1.99	0.83
Less distributions to shareholders:
Net investment income	(0.15)	(0.04)
Total distributions to shareholders	(0.15)	(0.04)
Proceeds from regulatory settlements	0.00 (b)	—
Net asset value, end of period	$19.64	$17.80
Total return	11.27%	4.90%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.85%	0.75	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.83%	0.75	%(d)(f)
Net investment income	1.91%	0.57	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3	$3
Portfolio turnover	97%	62%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$17.67		$16.97
Income from investment operations:
Net investment income	0.23		0.00	(b)
Net realized and unrealized gain	1.64		0.70
Total from investment operations	1.87		0.70
Less distributions to shareholders:
Net investment income	(0.00	)(b)	—
Total distributions to shareholders	(0.00	)(b)	—
Proceeds from regulatory settlements	0.00	(b)	—
Net asset value, end of period	$19.54		$17.67
Total return	10.61%		4.12%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.53%		1.54	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.46	%(f)	1.50	%(d)(g)
Net investment income	1.24	%(f)	0.02	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$1,082		$1,071
Portfolio turnover	97%		62%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of 0.07%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2012		2011(a)
Per share data
Net asset value, beginning of period	$17.73		$16.97
Income from investment operations:
Net investment income	0.28		0.03
Net realized and unrealized gain	1.64		0.73
Total from investment operations	1.92		0.76
Less distributions to shareholders:
Net investment income	(0.08)		—
Total distributions to shareholders	(0.08)		—
Proceeds from regulatory settlements	0.00	(b)	—
Net asset value, end of period	$19.57		$17.73
Total return	10.86%		4.48%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.33%		1.21	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.23	%(f)	1.16	%(d)(g)
Net investment income	1.51	%(f)	0.15	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	97%		62%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of 0.08%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$17.79	$15.32		$14.64		$13.32
Income from investment operations:
Net investment income	0.31	0.09		0.07		0.02
Net realized and unrealized gain	1.68	2.42		0.74		1.30
Total from investment operations	1.99	2.51		0.81		1.32
Less distributions to shareholders:
Net investment income	(0.13)	(0.04)		(0.13)		—
Total distributions to shareholders	(0.13)	(0.04)		(0.13)		—
Proceeds from regulatory settlements	0.00 (b)	—		—		—
Net asset value, end of period	$19.65	$17.79		$15.32		$14.64
Total return	11.28%	16.40%		5.51%		9.91%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.82%	0.83%		0.83%		0.72	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.82%	0.83	%(f)	0.83	%(f)	0.72	%(d)(f)
Net investment income	1.70%	0.51	%(f)	0.43	%(f)	0.99	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$2	$15,557		$9,826		$9,630
Portfolio turnover	97%	62%		67%		117%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to August 31, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$17.78		$15.32		$14.64		$18.06		$21.53
Income from investment operations:
Net investment income	0.31		0.06		0.04		0.12		0.11
Net realized and unrealized gain (loss)	1.67		2.42		0.74		(3.44)		(1.25)
Total from investment operations	1.98		2.48		0.78		(3.32)		(1.14)
Less distributions to shareholders:
Net investment income	(0.10)		(0.02)		(0.10)		(0.10)		(0.12)
Net realized gains	—		—		—		—		(2.21)
Total distributions to shareholders	(0.10)		(0.02)		(0.10)		(0.10)		(2.33)
Proceeds from regulatory settlements	0.00	(a)	—		—		0.00	(a)	—
Net asset value, end of period	$19.66		$17.78		$15.32		$14.64		$18.06
Total return	11.20%		16.17%		5.31%		(18.26%)		(6.85%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.03%		1.04%		1.18%		1.22%		1.00%
Net expenses after fees waived or expenses reimbursed(c)	0.95	%(d)	1.00	%(e)	1.00	%(e)	0.99	%(e)	0.97	%(f)
Net investment income	1.72	%(d)	0.34	%(e)	0.26	%(e)	0.94	%(e)	0.55	%(f)
Supplemental data
Net assets, end of period (in thousands)	$585,285		$670,362		$525,150		$571,175		$755,348
Portfolio turnover	97%		62%		67%		117%		88%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.08%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.04%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Global Dividend Opportunity Fund (the Fund), formerly known as Columbia Strategic Investor Fund, a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On August 17, 2012, the Fund changed its name to Columbia Global Dividend Opportunity Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange

Annual Report 2012
28

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2012

rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Annual Report 2012
29

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2012

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended August 31, 2012 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended August 31, 2012 was 0.06% of the Fund's average daily net assets.

Annual Report 2012
30

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended August 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.21
Class R	0.20
Class W	0.23
Class Y	0.00	*
Class Z	0.20

*Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2012, these minimum account balance fees reduced total expenses by $628,978.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $41,401 for Class A, $6,167 for Class B and $1,234 for Class C shares for the year ended August 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's

Annual Report 2012
31

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2012

custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.83
Class R	1.51
Class W	1.26
Class Y	1.01
Class Z	1.01

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for capital loss carryforward, deferral/reversal of wash sales losses, Trustees' deferred compensation, recognition of unrealized appreciation (depreciation) for certain derivative investments, and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(546,709)
Accumulated net realized gain	4,892,128
Paid-in capital	(4,345,419)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2012	2011
Ordinary income	$4,069,526	$639,727

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$10,202,671
Undistributed accumulated long-term gain	30,542,373
Unrealized appreciation	81,844,105

At August 31, 2012, the cost of investments for federal income tax purposes was $683,046,256 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$97,205,076
Unrealized depreciation	(15,360,971)
Net unrealized appreciation	$81,844,105

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	25,170,163

For the year ended August 31, 2012, $67,663,255 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $766,047,042 and $958,045,484, respectively, for the year ended August 31, 2012.

Annual Report 2012
32

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 6. Regulatory Settlements

During the year ended August 31, 2012, the Fund received $34,306 as a result of a regulatory settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At August 31, 2012, securities valued at $26,731,146 were on loan, secured by cash collateral of $27,608,554 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended August 31, 2012.

Annual Report 2012
33

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $867,274,283 and the combined net assets immediately after the acquisition were $1,028,812,283.

The merger was accomplished by a tax-free exchange of 6,777,475 shares of Columbia Select Opportunities Fund valued at $92,733,647 (including $22,740,110 of unrealized appreciation) and 4,305,509 shares of Columbia Mid Cap Core Fund valued at $68,804,353 (including $19,348,188 of unrealized appreciation).

In exchange for Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund shares, the Fund issued the following number of shares:

Shares
Class A	176,638
Class C	25,241
Class R	68,214
Class Z	7,907,379

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2010 the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $2.4 million, $125.4 million, $21.7 million and $149.5 million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise

Annual Report 2012
34

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2012

Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
35

Columbia Global Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Global Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Dividend Opportunity Fund (the "Fund") (formerly known as Columbia Strategic Investor Fund) (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
36

Columbia Global Dividend Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended August 31, 2012, $32,069,492, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended August 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
37

Columbia Global Dividend Opportunity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
38

Columbia Global Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
39

Columbia Global Dividend Opportunity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
40

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of
Advisory Agreement

At meetings held on March 7, 2012 and June 6, 2012, respectively, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Global Dividend Opportunity Fund (the "Fund"), formerly known as Columbia Strategic Investor Fund, a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve each continuation of the Advisory Agreement.

In connection with their deliberations regarding each continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2012, April 25, 2012 and June 5, 2012, and at the Board meetings held on March 7, 2012 and June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations.

On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund. The Committee and the Board met in June 2012 to consider the continuation of the Advisory Agreement for the one-year period ending June 30, 2013, so as to permit the annual consideration of the Advisory Agreement to be conducted each June. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

Annual Report 2012
41

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of
Advisory Agreement (continued)

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the ninety-third, sixty-third and fiftieth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the

Annual Report 2012
42

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are both ranked in the fourth and third quintile against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in

Annual Report 2012
43

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of
Advisory Agreement (continued)

investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
44

Columbia Global Dividend Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Columbia Global Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1646 D (10/12)

Annual Report

August 31, 2012

Columbia Greater China Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Greater China Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Greater China Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Greater China Fund

Performance Overview

Performance Summary

>  Columbia Greater China Fund (the Fund) Class A shares returned -12.20% (excluding sales charges) for the 12-month period ended August 31, 2012.

>  The MSCI China Index (Net) and the Hang Seng Stock Index returned -8.25% and -4.75%, respectively, during the same time period.

>  In a difficult market, the Fund lost more ground than the MSCI China Index (Net) because defensive stocks, including telecom services and utilities, where the Fund was underweight, outperformed during a highly volatile period. An overweight in growth-tilted investments also hurt performance in a weak economic environment.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A	05/16/97
Excluding sales charges		-12.20	-4.26	13.21
Including sales charges		-17.24	-5.39	12.54
Class B	05/16/97
Excluding sales charges		-12.86	-4.97	12.37
Including sales charges		-16.94	-5.32	12.37
Class C	05/16/97
Excluding sales charges		-12.84	-4.96	12.36
Including sales charges		-13.66	-4.96	12.36
Class I*	08/02/11	-11.78	-4.16	13.27
Class W*	06/18/12	-12.15	-4.25	13.22
Class Z	05/16/97	-11.98	-4.01	13.80
MSCI China Index (Net)		-8.25	-4.28	16.20
Hang Seng Stock Index		-4.75	-3.97	6.91

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

The Hang Seng Stock Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2012
2

Columbia Greater China Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Greater China Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2012, the Fund's Class A shares returned -12.20% excluding sales charges. The MSCI China Index (Net) and the Hang Seng Stock Index returned -8.25% and -4.75%, respectively, during the same time period. In a highly risk-averse market, the Fund's underweight relative to its benchmarks in telecom services and utilities and overweight in the consumer discretionary sector held back relative results. Exposure to the recovering real estate market aided results.

A Rocky Period for the World's Second Largest Economy

Intense volatility roiled the equity markets in China over the 12-month period, with market indexes often moving up or down by 10% or more from one month to the next. Despite the wide fluctuations in short-term trends, the overall market direction was down as investors feared that China's slowing growth might lead to a "hard landing" for the world's second largest economy. China's gross domestic product (GDP) growth continued to slow down. The growth rate dropped from 8.9% year over year at the beginning of the period to about 7% towards the end. We consider there are both cyclical and structural issues behind the slowdown. On the cyclical side, the economy continued to be affected by the previously implemented restrictive policies of the central government, which initiated a series of tight monetary and fiscal policies designed to temper the double-digit growth rate that has been in place since the massive stimulus rolled out during the 2008-09 financial crisis and avert the threat of widespread inflation. In addition, weakened demand for Chinese exports in major markets, such as Europe and the United States, also had adverse effects on growth. On the structural side, the government intends to transition China's economy from the high-growth model that has prevailed in the past and was primarily investment and export driven to a more sustainable future model that is driven more by domestic consumption and services. During the period, the central government shifted its tightening stance and relaxed both fiscal and monetary policies, including interest rate cuts. However, the government held back on stimulus because of concerns that massive easing would result in unwanted consequences, because employment remains healthy and it intends to bring down GDP growth over the long term. In this environment, defensive sectors such as telecom services and utilities held up relatively well in the market sell-off, while highly cyclical groups such as materials, consumer discretionary and industrials were especially hard-hit in the market downdraft.

Positioning and Stock Selection Delivered Mixed Results

The Fund had more exposure than the indexes to consumer discretionary and less to the defensive telecom services sector, which held back results during a time of slowing economic growth. Stock selection in information technology also detracted from performance. A position in SINA, a social networking Internet company, detracted from results as the stock was hurt by both market concerns of its ability to monetize its social media website and worries about potential tighter government controls over networking sites. Meanwhile, Kingdee International Software, was affected by weakening demand from small- and mid-sized customers. Another disappointment was Zijin Mining, a gold and copper mining corporation that struggled with higher operating expenses. We sold both Kingdee and Zijin.

By contrast, an underweight in materials and exposure to the recovering real estate industry, as well as selections in both the consumer staples and the

Portfolio Management

Jasmine Huang, CFA, CPA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Country Breakdown (%) (at August 31, 2012)
China	94.1
Hong Kong	2.1
Taiwan	0.5
United States	3.3
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

Annual Report 2012
4

Columbia Greater China Fund

Manager Discussion of Fund Performance (continued)

consumer discretionary sectors, aided performance. Even though an overweight in the more cyclical consumer discretionary group detracted from results, several consumer-oriented investments fared well relative to the index because they were overweighted in the Fund, including Great Wall Motor Co., Want Want China Holdings and Sun Art Retail. Great Wall specializes in the production of sports utility vehicles (SUVs), which enjoyed increasing domestic demand. Meanwhile, snack food manufacturer Want Want grew profits from stable sales growth and lower production and raw material costs. The rising popularity of larger grocery stores helped supermarket chain Sun Art Retail as it expanded its stores.

Real estate investments did well, as the government relaxed restrictive policies. Mortgage lending became easier, while consumer demand remained brisk and developers cut prices. All these factors set the stage for the recovery of real estate stocks such as China Overseas Land & Investment.

Looking Ahead

While economic growth has been slowing in China for more than two years, we think there are reasons to expect greater stability and more sustainable expansion going forward. The most recent economic slowdown was the result of cyclical factors, such as weakening external demand and a period of digestion of the undesired consequences from the massive stimulus during 2008-09 global financial crises and, later on, from the self-imposed tightening measures. Although we don't anticipate a similar scale of stimulus from the Chinese government this time around, we do observe increasing policy and credit support in boosting infrastructure build out in areas such as railways, subways and water conservations, which are in need of continuous investment. China's consumer demand continued to be resilient and to grow by double digits. Equally important is that the property sector staged a steady recovery, with rising transactions and stabilized prices driven by strong underlying housing demand and low household financial leverage. The previous fear of a major collapse in the housing sector appears increasingly unlikely. Instead, we observed that new housing starts began to turn up, which we believe will provide support to the economy. Even though China is still facing various challenges, such as deteriorating banking asset quality and high local government debt levels, we argue against being overly pessimistic on China. The country still has a strong balance sheet, a low fiscal deficit, household financial leverage and massive foreign exchange reserves and policy tools to prevent a meltdown. Indeed, we currently think China's medium-term economic growth will come down from the double-digit growth rate of the past decades. Moderate but more sustainable growth should be welcomed while China transitions from the investment and export led model to a domestic consumption and service-focused model. Structural reforms are needed, and the recent initiatives to rebalance the economy suggest that the reform process will accelerate in the coming years, especially after the new leadership transition in March 2013. More deregulation is needed to build a more competitive market and a more efficient financial system and sustain domestic demand. We believe China is likely to break the State Owned Enterprises monopoly in sectors such as metals, autos, telecoms and financial services and improve market access so that private companies can compete on a level playing field. Changes to the financial system are at the core of China's structural reforms. The state-owned banks dominate the financial system, with the bond and stock markets lagging behind. This hinders the efficiency of capital allocation and invites a concentration of

Top Ten Holdings (%) (at August 31, 2012)
CNOOC Ltd.	10.0
Industrial & Commercial Bank of China Ltd., Class H	7.4
China Construction Bank Corp., Class H	7.1
Tencent Holdings Ltd.	5.6
PetroChina Co., Ltd., Class H	5.2
China Life Insurance Co., Ltd., Class H	4.3
Ping An Insurance Group Co., Class H	4.0
China Shenhua Energy Co., Ltd., Class H	3.9
China Vanke Co., Ltd., Class B	3.9
China Mobile Ltd.	3.7

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
5

Columbia Greater China Fund

Manager Discussion of Fund Performance (continued)

risks in the banking system. These reforms would serve the need for China's continuous urbanization and industrialization and have the potential to lead to healthy, sustainable growth trends. We continue to align the Fund along this trend. As a result, we have overweighted areas including consumer-related and technology stocks, while underweighting telecommunication services, materials, industrials and banking stocks.

Annual Report 2012
6

Columbia Greater China Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	874.30	1,017.50	7.16	7.71	1.52
Class B	1,000.00	1,000.00	871.20	1,013.72	10.68	11.49	2.27
Class C	1,000.00	1,000.00	871.20	1,013.72	10.68	11.49	2.27
Class I	1,000.00	1,000.00	876.50	1,019.66	5.14	5.53	1.09
Class W	1,000.00	1,000.00	874.70	1,017.75	2.75	7.46	1.47
Class Z	1,000.00	1,000.00	875.50	1,018.75	5.99	6.44	1.27

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had the Investment Management and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
7

Columbia Greater China Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%

Issuer	Shares	Value ($)
Consumer Discretionary 11.2%
Automobiles 2.1%
Great Wall Motor Co., Ltd., Class H(a)	1,911,500	4,341,274
Diversified Consumer Services 0.6%
New Oriental Education & Technology Group, ADR(a)	87,829	1,220,823
Hotels, Restaurants & Leisure 0.4%
Wynn Macau Ltd.	342,000	787,655
Media 0.5%
Focus Media Holding Ltd., ADR	41,513	998,388
Multiline Retail 2.4%
Golden Eagle Retail Group Ltd.(a)	2,113,000	3,885,612
Intime Department Store Group Co., Ltd.(a)	860,500	887,521
Total		4,773,133
Specialty Retail 3.9%
Belle International Holdings Ltd.	3,789,000	6,854,076
SA SA International Holdings Ltd.(a)	1,560,000	1,024,083
Total		7,878,159
Textiles, Apparel & Luxury Goods 1.3%
Trinity Ltd.	4,024,598	2,629,795
Total Consumer Discretionary		22,629,227
Consumer Staples 8.2%
Food & Staples Retailing 1.8%
Sun Art Retail Group Ltd.(a)	2,860,500	3,615,688
Food Products 5.1%
Shenguan Holdings Group Ltd.	4,596,000	2,442,321
Tingyi Cayman Islands Holding Corp.	1,306,000	3,871,214
Want Want China Holdings Ltd.	3,232,000	4,009,010
Total		10,322,545
Personal Products 1.3%
Hengan International Group Co., Ltd.	254,500	2,558,786
Total Consumer Staples		16,497,019
Energy 19.9%
Oil, Gas & Consumable Fuels 19.9%
China Coal Energy Co., Ltd., Class H	2,138,000	1,790,154
China Shenhua Energy Co., Ltd., Class H	2,141,500	7,847,264

Common Stocks (continued)

Issuer	Shares	Value ($)
CNOOC Ltd.	10,565,500	20,097,908
PetroChina Co., Ltd., Class H	8,542,000	10,333,204
Total		40,068,530
Total Energy		40,068,530
Financials 34.8%
Capital Markets 1.1%
Haitong Securities Co., Ltd., Class H(b)	1,926,800	2,118,202
Commercial Banks 19.0%
Bank of China Ltd., Class H	8,578,000	3,131,439
China Construction Bank Corp., Class H	21,485,340	14,171,889
China Merchants Bank Co., Ltd., Class H(a)	3,587,090	6,217,904
Industrial & Commercial Bank of China Ltd., Class H	27,103,000	14,728,965
Total		38,250,197
Insurance 8.3%
China Life Insurance Co., Ltd., Class H	3,211,000	8,663,150
Ping An Insurance Group Co., Class H	1,112,000	8,073,117
Total		16,736,267
Real Estate Management & Development 6.4%
China Overseas Land & Investment Ltd.(a)	2,288,320	5,187,826
China Vanke Co., Ltd., Class B	6,225,010	7,810,627
Total		12,998,453
Total Financials		70,103,119
Health Care 0.8%
Pharmaceuticals 0.8%
China Medical System Holdings Ltd.	2,088,000	1,103,159
Sino Biopharmaceutical	1,424,000	557,314
Total		1,660,473
Total Health Care		1,660,473
Industrials 3.1%
Construction & Engineering 1.8%
China Communications Construction Co., Ltd., Class H	4,610,000	3,563,574
Machinery 0.4%
Sany Heavy Equipment International Holdings Co., Ltd.	1,505,930	783,326

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Transportation Infrastructure 0.9%
China Merchants Holdings International Co., Ltd.	668,000	1,924,098
Total Industrials		6,270,998
Information Technology 10.4%
Computers & Peripherals 1.1%
Asustek Computer, Inc.	55,000	551,843
Lenovo Group Ltd.(a)	1,962,000	1,599,698
Total		2,151,541
Electronic Equipment, Instruments & Components 0.2%
Tong Hsing Electronic Industries Ltd.	138,000	461,218
Internet Software & Services 7.2%
Baidu, Inc., ADR(b)	17,860	1,990,318
SINA Corp.(b)	23,508	1,318,799
Tencent Holdings Ltd.	368,100	11,282,699
Total		14,591,816
Semiconductors & Semiconductor Equipment 1.6%
Spreadtrum Communications, Inc., ADR(a)	159,997	3,161,541
Software 0.3%
NQ Mobile, Inc., ADR(a)(b)	85,810	659,879
Total Information Technology		21,025,995
Materials 1.0%
Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.	54,533	1,969,187
Total Materials		1,969,187
Telecommunication Services 7.4%
Diversified Telecommunication Services 3.8%
China Telecom Corp., Ltd., Class H	9,702,000	5,387,848
China Unicom Hong Kong Ltd.	1,406,000	2,229,087
Total		7,616,935
Wireless Telecommunication Services 3.6%
China Mobile Ltd.	686,000	7,342,753
Total Telecommunication Services		14,959,688

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 1.0%
Gas Utilities 1.0%
ENN Energy Holdings Ltd.	484,000	1,918,130
Total Utilities		1,918,130
Total Common Stocks (Cost: $144,075,053)		197,102,366
Exchange-Traded Funds 1.5%
iShares FTSE China 25 Index(a)	92,314	3,052,824
Total Exchange-Traded Funds (Cost: $3,114,351)		3,052,824
Money Market Funds 0.8%
Columbia Short-Term Cash Fund, 0.164%(c)(d)	1,577,521	1,577,521
Total Money Market Funds (Cost: $1,577,521)		1,577,521

Investments of Cash Collateral Received for Securities on Loan 10.4%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 10.4%
Citigroup Global Markets, Inc. dated 08/31/12, matures 09/04/12, repurchase price $2,000,047(e)	0.210%	2,000,000	2,000,000
Mizuho Securities USA, Inc.(e) dated 08/31/12, matures 09/04/12, repurchase price $3,000,077	0.230%	3,000,000	3,000,000
repurchase price $5,000,133	0.240%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 08/31/12, matures 09/04/12, repurchase price $5,000,133(e)	0.240%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Societe Generale dated 08/31/12, matures 09/04/12, repurchase price $5,996,423(e)	0.180%	5,996,303	5,996,303
Total			20,996,303
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $20,996,303)			20,996,303
Total Investments (Cost: $169,763,228)			222,729,014
Other Assets & Liabilities, Net			(21,176,568)
Net Assets			201,552,446

Notes to Portfolio of Investments

(a)  At August 31, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	2,559,069	97,036,349	(98,017,897)	—	1,577,521	2,416	1,577,521

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	654,169
Fannie Mae-Aces	224,485
Freddie Mac REMICS	871,955
Government National Mortgage Association	289,391
Total market value of collateral securities	2,040,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.230%)
United States Treasury Inflation Indexed Bonds	512,784
United States Treasury Note/Bond	2,209,235
United States Treasury Strip Coupon	277,064
United States Treasury Strip Principal	60,917
Total market value of collateral securities	3,060,000
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.240%)
Freddie Mac REMICS	117,402
Ginnie Mae I Pool	4,129,130
Ginnie Mae II Pool	114,120
Government National Mortgage Association	739,348
Total market value of collateral securities	5,100,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	600,862
Fannie Mae REMICS	1,564,506
Freddie Mac Non Gold Pool	170,373
Freddie Mac Reference REMIC	42
Freddie Mac REMICS	907,228
Ginnie Mae I Pool	4,750
Ginnie Mae II Pool	54,705
Government National Mortgage Association	1,797,670
Total market value of collateral securities	5,100,136
Security Description	Value ($)
Societe Generale (0.180%)
United States Treasury Inflation Indexed Bonds	6,116,229
Total market value of collateral securities	6,116,229

Abbreviation Legend

ADR American Depositary Receipt

REMIC(S) Real Estate Mortgage Investment Conduit(s)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	2,219,211	20,410,016	—	22,629,227
Consumer Staples	—	16,497,019	—	16,497,019
Energy	—	40,068,530	—	40,068,530
Financials	—	70,103,119	—	70,103,119
Health Care	—	1,660,473	—	1,660,473
Industrials	—	6,270,998	—	6,270,998
Information Technology	7,130,537	13,895,458	—	21,025,995
Materials	1,969,187	—	—	1,969,187
Telecommunication Services	—	14,959,688	—	14,959,688
Utilities	—	1,918,130	—	1,918,130
Exchange-Traded Funds	3,052,824	—	—	3,052,824
Total Equity Securities	14,371,759	185,783,431	—	200,155,190
Other
Money Market Funds	1,577,521	—	—	1,577,521
Investments of Cash Collateral Received for Securities on Loan	—	20,996,303	—	20,996,303
Total Other	1,577,521	20,996,303	—	22,573,824
Total	15,949,280	206,779,734	—	222,729,014

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Greater China Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $147,189,404)	$200,155,190
Affiliated issuers (identified cost $1,577,521)	1,577,521
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $20,996,303)	20,996,303
Total investments (identified cost $169,763,228)	222,729,014
Receivable for:
Capital shares sold	84,062
Dividends	133,357
Interest	19,382
Prepaid expenses	3,399
Trustees' deferred compensation plan	28,496
Total assets	222,997,710
Liabilities
Due upon return of securities on loan	20,996,303
Payable for:
Capital shares purchased	311,701
Investment management fees	4,779
Distribution and service fees	1,237
Transfer agent fees	31,742
Administration fees	440
Compensation of board members	731
Chief compliance officer expenses	33
Other expenses	69,802
Trustees' deferred compensation plan	28,496
Total liabilities	21,445,264
Net assets applicable to outstanding capital stock	$201,552,446
Represented by
Paid-in capital	$151,873,401
Undistributed net investment income	2,503,442
Accumulated net realized loss	(5,790,195)
Unrealized appreciation (depreciation) on:
Investments	52,965,786
Foreign currency translations	12
Total — representing net assets applicable to outstanding capital stock	$201,552,446
*Value of securities on loan	$19,864,428

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Greater China Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$76,682,579
Shares outstanding	1,822,106
Net asset value per share	$42.08
Maximum offering price per share(a)	$44.65
Class B
Net assets	$5,769,210
Shares outstanding	144,600
Net asset value per share	$39.90
Class C
Net assets	$20,400,503
Shares outstanding	503,642
Net asset value per share	$40.51
Class I
Net assets	$69,532,248
Shares outstanding	1,573,132
Net asset value per share	$44.20
Class W
Net assets	$2,415
Shares outstanding	57
Net asset value per share(b)	$42.10
Class Z
Net assets	$29,165,491
Shares outstanding	661,599
Net asset value per share	$44.08

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Greater China Fund

Statement of Operations

Year Ended August 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$5,993,091
Dividends — affiliated issuers	2,416
Interest	3
Income from securities lending — net	351,838
Foreign taxes withheld	(476,074)
Total income	5,871,274
Expenses:
Investment management fees	1,944,751
Distribution fees
Class B	64,938
Class C	186,613
Service fees
Class A	219,269
Class B	21,646
Class C	62,205
Class W	1
Transfer agent fees
Class A	170,909
Class B	17,127
Class C	48,714
Class W	1
Class Z	76,781
Administration fees	178,828
Compensation of board members	22,058
Custodian fees	38,760
Printing and postage fees	71,020
Registration fees	97,461
Professional fees	45,499
Chief compliance officer expenses	134
Other	22,183
Total expenses	3,288,898
Expense reductions	(3,180)
Total net expenses	3,285,718
Net investment income	2,585,556
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(5,641,878)
Foreign currency translations	(10,015)
Net realized loss	(5,651,893)
Net change in unrealized appreciation (depreciation) on:
Investments	(24,883,662)
Foreign currency translations	(50)
Net change in unrealized appreciation (depreciation)	(24,883,712)
Net realized and unrealized loss	(30,535,605)
Net decrease in net assets from operations	$(27,950,049)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Greater China Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012(a)	Year Ended August 31, 2011(b)
Operations
Net investment income	$2,585,556	$662,702
Net realized gain (loss)	(5,651,893)	18,828,384
Net change in unrealized appreciation (depreciation)	(24,883,712)	(16,781,206)
Net increase (decrease) in net assets resulting from operations	(27,950,049)	2,709,880
Distributions to shareholders from
Net investment income
Class A	(95,694)	(381,019)
Class I	(315,543)	—
Class Z	(175,192)	(279,079)
Net realized gains
Class A	(4,895,233)	(3,144,373)
Class B	(571,491)	(437,718)
Class C	(1,483,438)	(969,900)
Class I	(4,251,213)	—
Class Z	(2,229,930)	(1,308,109)
Total distributions to shareholders	(14,017,734)	(6,520,198)
Increase (decrease) in net assets from capital stock activity	29,558,357	(7,207,843)
Total decrease in net assets	(12,409,426)	(11,018,161)
Net assets at beginning of year	213,961,872	224,980,033
Net assets at end of year	$201,552,446	$213,961,872
Undistributed net investment income	$2,503,442	$538,618

(a) Class W shares are for the period from June 18, 2012 (commencement of operations) to August 31, 2012.

(b) Class I shares are for the period from August 2, 2011 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Greater China Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended August 31, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	263,332	11,950,251	460,529	26,671,655
Distributions reinvested	102,174	4,132,927	49,959	2,829,702
Redemptions	(529,763)	(23,675,554)	(800,298)	(45,834,504)
Net decrease	(164,257)	(7,592,376)	(289,810)	(16,333,147)
Class B shares
Subscriptions	2,747	109,479	6,844	384,315
Distributions reinvested	9,574	369,086	5,201	283,388
Redemptions(c)	(141,425)	(6,084,993)	(76,644)	(4,196,133)
Net decrease	(129,104)	(5,606,428)	(64,599)	(3,528,430)
Class C shares
Subscriptions	29,732	1,258,930	73,091	4,178,957
Distributions reinvested	26,356	1,031,593	11,900	657,586
Redemptions	(167,590)	(7,224,467)	(195,879)	(10,887,194)
Net decrease	(111,502)	(4,933,944)	(110,888)	(6,050,651)
Class I shares
Subscriptions	1,443,525	72,093,909	347,280	17,542,321
Distributions reinvested	107,856	4,566,638	—	—
Redemptions	(325,529)	(15,923,851)	—	—
Net increase	1,225,852	60,736,696	347,280	17,542,321
Class W shares
Subscriptions	57	2,500	—	—
Net increase	57	2,500	—	—
Class Z shares
Subscriptions	108,920	5,075,749	894,411	55,884,465
Distributions reinvested	31,619	1,337,189	15,179	897,229
Redemptions	(421,034)	(19,461,029)	(994,077)	(55,619,630)
Net decrease	(280,495)	(13,048,091)	(84,487)	1,162,064
Total net increase (decrease)	540,551	29,558,357	(202,504)	(7,207,843)

(a) Class W shares are for the period from June 18, 2012 (commencement of operations) to August 31, 2012.

(b) Class I shares are for the period from August 2, 2011 (commencement of operations) to August 31, 2011.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Greater China Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$51.02		$51.35		$44.30		$46.54		$58.78
Income from investment operations:
Net investment income	0.50		0.15		0.17		0.34		0.22
Net realized and unrealized gain (loss)	(6.83)		1.05		7.06		(2.08)		(12.02)
Total from investment operations	(6.33)		1.20		7.23		(1.74)		(11.80)
Less distributions to shareholders:
Net investment income	(0.05)		(0.17)		(0.22)		—		(0.46)
Net realized gains	(2.56)		(1.36)		—		(0.54)		(0.03)
Total distributions to shareholders	(2.61)		(1.53)		(0.22)		(0.54)		(0.49)
Proceeds from regulatory settlements	—		—		0.03		0.02		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.01		0.02		0.05
Net asset value, end of period	$42.08		$51.02		$51.35		$44.30		$46.54
Total return	(12.20%)		2.03%		16.42%		(3.30%)		(20.24%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.53%		1.58	%(b)	1.62	%(b)	1.69	%(b)	1.55	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.53	%(d)	1.58	%(b)(d)	1.62	%(b)(d)	1.69	%(b)(d)	1.55	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.53%		1.58%		1.62%		1.69%		1.55%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.53	%(d)	1.58	%(d)	1.62	%(d)	1.69	%(d)	1.55	%(d)
Net investment income	1.11	%(d)	0.26	%(d)	0.33	%(d)	0.96	%(d)	0.37	%(d)
Supplemental data
Net assets, end of period (in thousands)	$76,683		$101,344		$116,870		$122,314		$154,413
Portfolio turnover	38%		36%		23%		39%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$48.83		$49.42		$42.77		$45.29		$57.29
Income from investment operations:
Net investment income (loss)	0.10		(0.28)		(0.20)		0.07		(0.23)
Net realized and unrealized gain (loss)	(6.47)		1.05		6.81		(2.09)		(11.73)
Total from investment operations	(6.37)		0.77		6.61		(2.02)		(11.96)
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.06)
Net realized gains	(2.56)		(1.36)		—		(0.54)		(0.03)
Total distributions to shareholders	(2.56)		(1.36)		—		(0.54)		(0.09)
Proceeds from regulatory settlements	—		—		0.03		0.02		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.01		0.02		0.05
Net asset value, end of period	$39.90		$48.83		$49.42		$42.77		$45.29
Total return	(12.86%)		1.27%		15.55%		(4.02%)		(20.83%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.28%		2.33	%(b)	2.37	%(b)	2.44	%(b)	2.30	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	2.28	%(d)	2.33	%(b)(d)	2.37	%(b)(d)	2.44	%(b)(d)	2.30	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.28%		2.33%		2.37%		2.44%		2.30%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	2.28	%(d)	2.33	%(d)	2.37	%(d)	2.44	%(d)	2.30	%(d)
Net investment income (loss)	0.22	%(d)	(0.50	%)(d)	(0.42	%)(d)	0.21	%(d)	(0.40	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$5,769		$13,364		$16,718		$17,813		$21,880
Portfolio turnover	38%		36%		23%		39%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$49.52		$50.10		$43.36		$45.89		$58.05
Income from investment operations:
Net investment income (loss)	0.14		(0.28)		(0.21)		0.09		(0.22)
Net realized and unrealized gain (loss)	(6.59)		1.06		6.91		(2.12)		(11.90)
Total from investment operations	(6.45)		0.78		6.70		(2.03)		(12.12)
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.06)
Net realized gains	(2.56)		(1.36)		—		(0.54)		(0.03)
Total distributions to shareholders	(2.56)		(1.36)		—		(0.54)		(0.09)
Proceeds from regulatory settlements	—		—		0.03		0.02		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.01		0.02		0.05
Net asset value, end of period	$40.51		$49.52		$50.10		$43.36		$45.89
Total return	(12.84%)		1.28%		15.54%		(3.99%)		(20.84%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.28%		2.33	%(b)	2.37	%(b)	2.44	%(b)	2.30	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	2.28	%(d)	2.33	%(b)(d)	2.37	%(b)(d)	2.44	%(b)(d)	2.30	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.28%		2.33%		2.37%		2.44%		2.30%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	2.28	%(d)	2.33	%(d)	2.37	%(d)	2.44	%(d)	2.30	%(d)
Net investment income (loss)	0.33	%(d)	(0.50	%)(d)	(0.43	%)(d)	0.24	%(d)	(0.38	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$20,401		$30,461		$36,371		$36,395		$39,620
Portfolio turnover	38%		36%		23%		39%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2012		2011(a)
Per share data
Net asset value, beginning of period	$53.36		$57.86
Income from investment operations:
Net investment income	0.73		0.09
Net realized and unrealized loss	(7.14)		(4.59)
Total from investment operations	(6.41)		(4.50)
Less distributions to shareholders:
Net investment income	(0.19)		—
Net realized gains	(2.56)		—
Total distributions to shareholders	(2.75)		—
Net asset value, end of period	$44.20		$53.36
Total return	(11.78%)		(7.78%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.08%		3.00	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.08	%(f)	1.56	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.08%		3.00	%(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.08	%(f)	1.56	%(c)(f)
Net investment income	1.57	%(f)	2.28	%(c)(f)
Supplemental data
Net assets, end of period (in thousands)	$69,532		$18,532
Portfolio turnover	38%		36%

Notes to Financial Highlights

(a)  For the period from August 2, 2011 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Greater China Fund

Financial Highlights (continued)

Class W	Year Ended August 31, 2012(a)
Net asset value, beginning of period	$43.58
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized loss	(1.43)
Total from investment operations	(1.48)
Net asset value, end of period	$42.10
Total return	(3.40%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.47	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.47	%(c)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.47	%(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.47	%(c)
Net investment loss	(0.55	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	38%

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to August 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$53.35		$53.60		$46.20		$48.38		$61.05
Income from investment operations:
Net investment income	0.63		0.53		0.30		0.44		0.38
Net realized and unrealized gain (loss)	(7.14)		0.87		7.37		(2.12)		(12.47)
Total from investment operations	(6.51)		1.40		7.67		(1.68)		(12.09)
Less distributions to shareholders:
Net investment income	(0.20)		(0.29)		(0.31)		—		(0.60)
Net realized gains	(2.56)		(1.36)		—		(0.54)		(0.03)
Total distributions to shareholders	(2.76)		(1.65)		(0.31)		(0.54)		(0.63)
Proceeds from regulatory settlements	—		—		0.03		0.02		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.01		0.02		0.05
Net asset value, end of period	$44.08		$53.35		$53.60		$46.20		$48.38
Total return	(11.98%)		2.31%		16.71%		(3.05%)		(20.04%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.28%		1.31	%(b)	1.37	%(b)	1.44	%(b)	1.30	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.28	%(d)	1.31	%(b)(d)	1.37	%(b)(d)	1.44	%(b)(d)	1.30	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.28%		1.31%		1.37%		1.44%		1.30%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.28	%(d)	1.31	%(d)	1.37	%(d)	1.44	%(d)	1.30	%(d)
Net investment income	1.34	%(d)	0.88	%(d)	0.58	%(d)	1.17	%(d)	0.62	%(d)
Supplemental data
Net assets, end of period (in thousands)	$29,165		$50,261		$55,021		$47,266		$43,170
Portfolio turnover	38%		36%		23%		39%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Greater China Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 18, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2012
25

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2012
26

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2012

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.68% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2012 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2012 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2012
27

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2012

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended August 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class W	0.15
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2012, these minimum account balance fees reduced total expenses by $3,180.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $36,549 for Class A, $17,223 for Class B and $861 for Class C shares for the year ended August 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.93%
Class B	2.68
Class C	2.68
Class I	1.56
Class W	1.93
Class Z	1.68

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax

Annual Report 2012
28

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2012

regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(34,303)
Accumulated net realized loss	34,302
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2012	2011
Ordinary income	$610,716	$660,098
Long-term capital gains	13,407,018	5,860,100

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,531,938
Unrealized appreciation	51,941,003

At August 31, 2012, the cost of investments for federal income tax purposes was $170,788,011 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$60,073,333
Unrealized depreciation	(8,132,330)
Net unrealized appreciation	$51,941,003

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2012, the Fund will elect to treat post-October capital losses of $4,765,412 as arising on September 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $101,616,754 and $82,875,582, respectively, for the year ended August 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for

Annual Report 2012
29

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2012

services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At August 31, 2012, securities valued at $19,864,428 were on loan, secured by cash collateral of $20,996,303 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned 12.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 33.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended August 31, 2012.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of

Annual Report 2012
30

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2012

certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
31

Columbia Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
32

Columbia Greater China Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates as a capital gains dividend with respect to the fiscal year ended August 31, 2012, $13,407,018, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended August 31, 2012 of $476,074 are being passed through to shareholders. This represents $0.10 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $5,944,104 ($1.26 per share) for the fiscal year ended August 31, 2012.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended August 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
33

Columbia Greater China Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
34

Columbia Greater China Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
35

Columbia Greater China Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
36

Columbia Greater China Fund

Board Consideration and Approval of
Advisory Agreement

At meetings held on March 7, 2012 and June 6, 2012, respectively, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Greater China Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve each continuation of the Advisory Agreement.

In connection with their deliberations regarding each continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2012, April 25, 2012 and June 5, 2012, and at the Board meetings held on March 7, 2012 and June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations.

On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund. The Committee and the Board met in June 2012 to consider the continuation of the Advisory Agreement for the one-year period ending June 30, 2013, so as to permit the annual consideration of the Advisory Agreement to be conducted each June. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

Annual Report 2012
37

Columbia Greater China Fund

Board Consideration and Approval of
Advisory Agreement (continued)

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the fifty-third, sixty-fourth and fiftieth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of

Annual Report 2012
38

Columbia Greater China Fund

Board Consideration and Approval of
Advisory Agreement (continued)

the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the first and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
39

Columbia Greater China Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
40

Columbia Greater China Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia Greater China Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1376 D (10/12)

Annual Report

August 31, 2012

Columbia Mid Cap Growth Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Mid Cap Growth Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Mid Cap Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement	45
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Mid Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Mid Cap Growth Fund (the Fund) Class A shares returned 5.97% excluding sales charges for the 12-month period ended August 31, 2012.

>  The Fund underperformed its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index, which returned 11.72% and 13.30%, respectively, during the same time period.

>  Security selection generally accounted for the shortfall versus both indices.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	11/01/02
Excluding sales charges		5.97	3.33	8.46
Including sales charges		-0.12	2.12	7.82
Class B*	11/01/02
Excluding sales charges		5.19	2.56	7.65
Including sales charges		0.19	2.23	7.65
Class C*	10/13/03
Excluding sales charges		5.22	2.57	7.70
Including sales charges		4.22	2.57	7.70
Class I*	09/27/10	6.49	3.68	8.81
Class R*	01/23/06	5.73	3.08	8.24
Class R5*	03/07/11	6.50	3.66	8.81
Class T*	11/01/02
Excluding sales charges		5.94	3.28	8.44
Including sales charges		-0.16	2.07	7.80
Class W*	09/27/10	6.01	3.35	8.52
Class Y*	07/15/09	6.35	3.65	8.80
Class Z	11/20/85	6.27	3.60	8.78
Russell Midcap Growth Index		11.72	2.92	9.97
Russell Midcap Index		13.30	2.47	9.88

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Mid Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Mid Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2012, the Fund's Class A shares returned 5.97% excluding sales charges. The Fund underperformed its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index, which returned 11.72% and 13.30%, respectively, for the same 12-month time period. Security selection generally accounted for the Fund's shortfall versus the Russell MidCap Growth Index. Sector allocation was generally positive for the Fund, but its position in cash, short term securities and other cash equivalents, which the index does not hold, tipped the scales and modestly detracted from performance.

Strong Market Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and the second quarter growth was just 1.3%. Job growth was strong early in 2012, but has been uneven over the past few months. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, the August jobs figure was lower than expected and manufacturing activity — the one consistent bright spot throughout this recovery — slipped. A widely followed measure of consumer confidence from The Conference Board rose in the first half of the period, then generally fell in the second half in response to shifting economic prospects. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market began the period on the upswing. Larger-cap, more defensive stocks led the rally, which broadened to include mid- and small-caps into 2012 on solid corporate earnings, a better housing market and growing investor confidence. Volatility increased in the spring as worries over the sovereign debt problems in Europe and the economy at home resurfaced. Stock prices fell sharply in the second quarter of 2012 before regaining ground in the final months of the reporting period.

Disappointments in Technology, Materials and Industrials

Stock selection within technology, materials and industrials generated the Fund's biggest disappointments. Within technology, video game maker Electronic Arts experienced slower sales and some technical complaints regarding its Star Wars game, which caused concern among investors and drove its share price down sharply. The Fund's overweight in the stock relative to the benchmark further hampered relative results. An out-of-benchmark position in Chinese online media company SINA also detracted from relative returns. Its shares tumbled when the company missed revenue and earnings estimates during the period. In materials, the Fund's biggest detractor was Canadian-based gold producer Agnico-Eagle Mines, a stock that was not represented in the Russell Midcap Growth Index. Agnico's share price fell on news that it was suspending operations and gold production at a Quebec site. Within the industrials sector, an overweight relative to the Russell Midcap Growth Index in Joy Global was a disappointment as its shares fell sharply during the period.

Solid Gains from Telecom, Financials and Health Care

Within the telecommunications sector, we did well to avoid some of the sector's biggest losers. Of the two telecom names held in the Fund, wireless tower operator Crown Castle International generated significant gains as the sector's

Portfolio Management

Wayne Collette, CFA

George Myers, CFA

Lawrence Lin, CFA

Brian Neigut

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2012
4

Columbia Mid Cap Growth Fund

Manager Discussion of Fund Performance (continued)

top performer. The company successfully completed an acquisition during the period, which increased its outdoor antenna systems infrastructure. In the financials sector, the top contributor for the Fund was asset manager Affiliated Managers, which continued to benefit from a broadly diversified mix of asset classes and geography. The company has experienced nine consecutive quarters of positive net cash flows and increased assets under management by more than $28 billion with the completion of two recent acquisitions. The Fund was overweight in the stock, which further enhanced returns. Overweights in Onyx Pharmaceuticals and Edwards Lifesciences also bolstered relative returns in the health care sector. Onyx surged late in the period on favorable news from the Food and Drug Administration regarding a new cancer treatment medicine. Edwards LifeSciences, which makes products to treat cardiovascular disease, rose on increased earnings.

Sector Allocations Generated Mixed Results

In general, the Fund's strategy is to maintain sector weights that are close to those of the Russell Midcap Growth Index. Typically, any differences in sector weights are a reflection of bottom up analysis of individual stocks in those sectors rather than a top-down call on the sector itself. During this reporting period, overweights in the energy, consumer discretionary and health care sectors aided performance. A slight underweight in technology and an overweight in utilitities detracted from performance. The Fund's cash position also detracted from its allocation results relative to the benchmark, which does not hold cash.

During the period, buying and selling decisions resulted in slight shifts to sector allocations, as did the annual reconstitution of the Russell indices. The sale of several names in the energy equipment and service industry lowered the Fund's overall exposure to energy, which ended the period generally in line with the sector's weight in the Growth index. The sale of apparel and luxury goods manufacturers in the consumer discretionary sector was more than offset by the addition of some specialty retail names, which raised the Fund's position in the consumer discretionary sector above that of the index. Also, we raised the exposure of the materials sector from an underweight to an overweight relative to the index with additions to materials holdings during the period.

Looking Ahead

Heading into the final months of 2012, we believe that investors will look for signs that the Federal Reserve (the Fed) plans to implement additional liquidity measures to spur on a fragile global economy. However, the Fed may be reaching the limits of its abilities to prop up the economy. And with government policy playing a greater role in driving the financial markets, focus has nervously turned to the November U.S. presidential election and the year-end expiration of tax cuts and economic stimulus. Meanwhile China's economy has slowed. Against this uncertain economic outlook, we remain focused on finding industries that stand to gain wallet share of the $60 trillion global economy and, in particular, companies that are gaining market share of those growth industries. We believe that there will be companies that, by virtue of their innovative products and solutions or their low-cost business models, can increase earnings at a well-above-average rate regardless of the growth rate of the economy. The focus of our bottom up fundamental research efforts is clearly on identifying these winning businesses across all market cycles.

Top Ten Holdings (%) (at August 31, 2012)
Alexion Pharmaceuticals, Inc.	1.6
Dollar Tree, Inc.	1.5
Citrix Systems, Inc.	1.4
Crown Castle International Corp.	1.4
Verisk Analytics, Inc., Class A	1.4
Bed Bath & Beyond, Inc.	1.4
Teradata Corp.	1.3
Fortinet, Inc.	1.3
Edwards Lifesciences Corp.	1.3
Alliance Data Systems Corp.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	97.0
Consumer Discretionary	24.0
Consumer Staples	6.9
Energy	6.5
Financials	7.5
Health Care	14.6
Industrials	13.0
Information Technology	14.8
Materials	7.0
Telecommunication Services	1.9
Utilities	0.8
Money Market Funds	3.0
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Mid Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	977.40	1,019.00	6.06	6.19	1.22
Class B	1,000.00	1,000.00	974.30	1,015.23	9.78	9.98	1.97
Class C	1,000.00	1,000.00	974.00	1,015.23	9.78	9.98	1.97
Class I	1,000.00	1,000.00	979.90	1,021.22	3.88	3.96	0.78
Class R	1,000.00	1,000.00	976.70	1,017.70	7.35	7.51	1.48
Class R5	1,000.00	1,000.00	980.30	1,021.22	3.88	3.96	0.78
Class T	1,000.00	1,000.00	977.40	1,018.75	6.31	6.44	1.27
Class W	1,000.00	1,000.00	977.80	1,019.00	6.07	6.19	1.22
Class Y	1,000.00	1,000.00	979.20	1,020.71	4.38	4.47	0.88
Class Z	1,000.00	1,000.00	979.10	1,020.26	4.83	4.93	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).
Annual Report 2012
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Columbia Mid Cap Growth Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 95.9%

Issuer	Shares	Value ($)
Consumer Discretionary 23.8%
Auto Components 1.1%
BorgWarner, Inc.(a)(b)	339,650	23,361,127
Distributors 0.3%
LKQ Corp.(a)(b)	135,810	5,125,469
Hotels, Restaurants & Leisure 2.2%
Chipotle Mexican Grill, Inc.(a)(b)	69,760	20,135,527
Panera Bread Co., Class A(a)	82,870	12,836,563
Wynn Resorts Ltd.	118,325	12,207,590
Total		45,179,680
Household Durables 1.1%
Garmin Ltd.(b)	302,899	12,221,975
Toll Brothers, Inc.(a)(b)	335,070	10,963,490
Total		23,185,465
Internet & Catalog Retail 1.1%
TripAdvisor, Inc.(a)(b)	691,030	23,108,043
Leisure Equipment & Products 0.5%
Polaris Industries, Inc.(b)	139,094	10,458,478
Media 3.1%
CBS Corp., Class B Non Voting	419,390	15,240,632
Discovery Communications, Inc., Class A(a)(b)	341,930	18,751,441
DISH Network Corp., Class A	503,830	16,117,522
Sirius XM Radio, Inc.(a)	5,077,730	12,846,657
Total		62,956,252
Multiline Retail 3.8%
Dollar Tree, Inc.(a)	620,350	29,882,260
Family Dollar Stores, Inc.	350,840	22,327,458
Macy's, Inc.	280,230	11,296,071
Nordstrom, Inc.	223,100	12,901,873
Total		76,407,662
Specialty Retail 9.2%
AutoZone, Inc.(a)	37,840	13,684,458
Bed Bath & Beyond, Inc.(a)	397,670	26,711,494
Dick's Sporting Goods, Inc.(b)	309,150	15,383,304
Foot Locker, Inc.	341,590	11,808,766
GameStop Corp., Class A	269,357	5,139,332
Gap, Inc. (The)	284,850	10,203,327
GNC Holdings, Inc., Class A(b)	381,084	14,805,113
Limited Brands, Inc.	377,900	18,365,940

Common Stocks (continued)

Issuer	Shares	Value ($)
O'Reilly Automotive, Inc.(a)(b)	198,510	16,863,424
Ross Stores, Inc.	291,160	20,145,360
TJX Companies, Inc.	259,430	11,879,300
Ulta Salon Cosmetics & Fragrance, Inc.	231,890	21,797,660
Total		186,787,478
Textiles, Apparel & Luxury Goods 1.4%
Deckers Outdoor Corp.(a)(b)	205,530	10,177,846
lululemon athletica, Inc.(a)(b)	283,558	18,485,146
Total		28,662,992
Total Consumer Discretionary		485,232,646
Consumer Staples 6.9%
Beverages 1.5%
Beam, Inc.	244,020	14,241,007
Coca-Cola Enterprises, Inc.	369,831	10,921,110
Monster Beverage Corp.(a)	91,370	5,384,434
Total		30,546,551
Food & Staples Retailing 1.2%
Kroger Co. (The)	467,630	10,418,796
Whole Foods Market, Inc.	151,010	14,610,218
Total		25,029,014
Food Products 2.4%
Hershey Co. (The)	215,250	15,459,255
HJ Heinz Co.	276,590	15,411,595
Mead Johnson Nutrition Co.	235,210	17,247,949
Total		48,118,799
Personal Products 1.3%
Estee Lauder Companies, Inc. (The), Class A	184,830	11,080,559
Herbalife Ltd.(b)	324,137	15,684,989
Total		26,765,548
Tobacco 0.5%
Lorillard, Inc.	75,130	9,429,566
Total Consumer Staples		139,889,478
Energy 6.4%
Energy Equipment & Services 2.5%
Cameron International Corp.(a)	308,679	16,887,828
Oceaneering International, Inc.	187,380	10,032,325
Oil States International, Inc.(a)	129,050	10,096,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Superior Energy Services, Inc.(a)	679,151	14,105,966
Total		51,122,991
Oil, Gas & Consumable Fuels 3.9%
Cabot Oil & Gas Corp.	361,850	14,984,209
Concho Resources, Inc.(a)	197,011	17,679,767
CONSOL Energy, Inc.(b)	325,190	9,820,738
Continental Resources, Inc.(a)(b)	134,774	9,981,363
Denbury Resources, Inc.(a)	606,270	9,391,122
HollyFrontier Corp.	201,780	8,129,716
Peabody Energy Corp.(b)	469,570	10,156,799
Total		80,143,714
Total Energy		131,266,705
Financials 7.5%
Capital Markets 0.8%
Affiliated Managers Group, Inc.(a)	130,298	15,325,651
Commercial Banks 1.1%
BankUnited, Inc.	406,265	10,258,191
Signature Bank(a)(b)	201,450	13,019,714
Total		23,277,905
Diversified Financial Services 1.1%
Moody's Corp.(b)	547,525	21,681,990
Insurance 0.6%
Marsh & McLennan Companies, Inc.	368,050	12,576,269
Real Estate Investment Trusts (REITs) 3.6%
Digital Realty Trust, Inc.(b)	243,258	18,125,154
Home Properties, Inc.(b)	240,720	15,369,972
Plum Creek Timber Co., Inc.(b)	444,280	18,184,380
Rayonier, Inc.(b)	458,460	22,459,955
Total		74,139,461
Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A(a)	317,911	5,503,039
Total Financials		152,504,315
Health Care 14.4%
Biotechnology 4.1%
Alexion Pharmaceuticals, Inc.(a)	293,482	31,464,205
Medivation, Inc.(a)(b)	46,810	4,908,497
Onyx Pharmaceuticals, Inc.(a)(b)	275,740	19,831,221
Regeneron Pharmaceuticals, Inc.(a)(b)	92,543	13,700,991

Common Stocks (continued)

Issuer	Shares	Value ($)
Vertex Pharmaceuticals, Inc.(a)	243,620	12,992,254
Total		82,897,168
Health Care Equipment & Supplies 2.7%
CR Bard, Inc.	160,025	15,700,053
Edwards Lifesciences Corp.(a)	248,800	25,404,968
Varian Medical Systems, Inc.(a)(b)	229,310	13,481,135
Total		54,586,156
Health Care Providers & Services 4.0%
AmerisourceBergen Corp.	545,690	21,019,979
Brookdale Senior Living, Inc.(a)(b)	621,640	13,508,237
Catamaran Corp.(a)(b)	158,070	13,775,801
Express Scripts Holding Co.(a)	256,755	16,077,998
HMS Holdings Corp.(a)(b)	284,900	9,817,654
Laboratory Corp. of America Holdings(a)(b)	95,420	8,392,189
Total		82,591,858
Health Care Technology 0.5%
Cerner Corp.(a)	154,430	11,295,010
Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	256,200	9,520,392
Illumina, Inc.(a)(b)	309,360	13,017,869
Total		22,538,261
Pharmaceuticals 2.0%
Elan Corp. PLC, ADR(a)	731,560	8,310,522
Endo Health Solutions, Inc.(a)	330,480	10,515,873
Watson Pharmaceuticals, Inc.(a)	266,625	21,689,944
Total		40,516,339
Total Health Care		294,424,792
Industrials 12.8%
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.(b)	168,230	9,523,500
Airlines 1.0%
United Continental Holdings, Inc.(a)(b)	1,119,475	20,654,314
Commercial Services & Supplies 1.7%
Clean Harbors, Inc.(a)(b)	222,770	12,116,460
Stericycle, Inc.(a)(b)	255,652	23,397,271
Total		35,513,731
Construction & Engineering 0.6%
KBR, Inc.	430,520	11,662,787

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 2.6%
AMETEK, Inc.	641,982	22,026,403
Regal-Beloit Corp.(b)	158,788	10,807,111
Rockwell Automation, Inc.	271,569	19,569,262
Total		52,402,776
Machinery 1.0%
Cummins, Inc.	122,285	11,875,096
Joy Global, Inc.	181,281	9,676,780
Total		21,551,876
Professional Services 2.1%
IHS, Inc., Class A(a)(b)	138,567	15,802,181
Verisk Analytics, Inc., Class A(a)	561,280	27,233,305
Total		43,035,486
Road & Rail 2.0%
CSX Corp.	549,460	12,340,871
JB Hunt Transport Services, Inc.(b)	280,850	14,727,774
Kansas City Southern	171,275	13,244,696
Total		40,313,341
Trading Companies & Distributors 1.3%
United Rentals, Inc.(a)(b)	352,112	11,376,739
WW Grainger, Inc.(b)	77,676	15,998,149
Total		27,374,888
Total Industrials		262,032,699
Information Technology 14.6%
Internet Software & Services 2.4%
Equinix, Inc.(a)(b)	62,290	12,311,618
IAC/InterActiveCorp.	347,364	18,007,350
LinkedIn Corp., Class A(a)	116,410	12,490,793
Rackspace Hosting, Inc.(a)(b)	112,700	6,759,746
Total		49,569,507
IT Services 2.9%
Alliance Data Systems Corp.(a)(b)	176,895	24,349,597
Teradata Corp.(a)	340,620	26,016,556
VeriFone Systems, Inc.(a)(b)	264,310	9,182,129
Total		59,548,282
Semiconductors & Semiconductor Equipment 2.8%
Altera Corp.	339,870	12,687,347
Avago Technologies Ltd.	377,040	13,788,353

Common Stocks (continued)

Issuer	Shares	Value ($)
KLA-Tencor Corp.	218,250	11,198,407
Microchip Technology, Inc.(b)	293,130	10,186,268
ON Semiconductor Corp.(a)(b)	1,495,390	9,316,280
Total		57,176,655
Software 6.5%
Autodesk, Inc.(a)	285,730	8,871,917
Citrix Systems, Inc.(a)	364,505	28,318,393
Fortinet, Inc.(a)	962,368	25,512,376
Informatica Corp.(a)	412,830	13,458,258
Intuit, Inc.	332,380	19,457,525
MICROS Systems, Inc.(a)	98,346	4,982,208
Red Hat, Inc.(a)	188,980	10,590,439
Salesforce.com, Inc.(a)(b)	56,520	8,205,574
TIBCO Software, Inc.(a)(b)	423,325	12,665,884
Total		132,062,574
Total Information Technology		298,357,018
Materials 6.9%
Chemicals 3.8%
Albemarle Corp.	182,410	9,983,299
Celanese Corp., Class A	291,345	11,146,860
CF Industries Holdings, Inc.	116,650	24,147,716
Eastman Chemical Co.	158,810	8,775,841
Sherwin-Williams Co. (The)	165,810	23,724,095
Total		77,777,811
Containers & Packaging 1.2%
Crown Holdings, Inc.(a)	296,280	10,740,150
Rock-Tenn Co., Class A	195,670	13,064,886
Total		23,805,036
Metals & Mining 1.2%
Cliffs Natural Resources, Inc.(b)	437,270	15,671,757
Royal Gold, Inc.(b)	102,483	9,020,554
Total		24,692,311
Paper & Forest Products 0.7%
International Paper Co.	408,840	14,129,510
Total Materials		140,404,668

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.9%
Wireless Telecommunication Services 1.9%
Crown Castle International Corp.(a)	438,770	27,844,344
SBA Communications Corp., Class A(a)(b)	171,350	10,243,303
Total		38,087,647
Total Telecommunication Services		38,087,647
Utilities 0.7%
Electric Utilities 0.7%
ITC Holdings Corp.(b)	213,840	15,392,203
Total Utilities		15,392,203
Total Common Stocks (Cost: $1,639,762,524)		1,957,592,171
Money Market Funds 3.0%
Columbia Short-Term Cash Fund, 0.164%(c)(d)	60,584,979	60,584,979
Total Money Market Funds (Cost: $60,584,979)		60,584,979
Investments of Cash Collateral Received for Securities on Loan 21.5%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 4.2%
Atlantis One 09/10/12	0.592%	4,985,250	4,985,250
12/03/12	0.350%	9,987,945	9,987,945
Cancara Asset Securitisation LLC 09/04/12	0.250%	9,997,639	9,997,639
09/12/12	0.230%	4,998,914	4,998,914
Gotham Funding Corp. 09/12/12	0.240%	4,998,200	4,998,200
Kells Funding LLC 10/12/12	0.612%	8,972,245	8,972,245
10/30/12	0.360%	4,995,450	4,995,450
11/26/12	0.330%	6,994,225	6,994,225
Manhattan Asset Funding Co. LLC 09/20/12	0.210%	4,999,183	4,999,183

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Royal Park Investments Funding Corp. 09/13/12	0.650%	9,994,583	9,994,583
Salisbury Receivables Co. LLC 10/17/12	0.310%	4,996,297	4,996,297
Scaldis Capital LLC 09/19/12	0.390%	3,998,483	3,998,483
Working Capital Management Co., L.P. 09/18/12	0.230%	4,998,946	4,998,946
Total			84,917,360
Certificates of Deposit 9.5%
ABM AMRO Bank N.V. 09/21/12	0.560%	3,994,284	3,994,284
Australia and New Zealand Bank Group, Ltd. 11/16/12	0.620%	5,000,000	5,000,000
Barclays Bank PLC 10/26/12	0.310%	10,000,000	10,000,000
Credit Suisse 10/09/12	0.500%	5,000,000	5,000,000
11/08/12	0.403%	5,000,000	5,000,000
DZ Bank AG 10/29/12	0.380%	15,000,000	15,000,000
11/23/12	0.360%	1,998,162	1,998,162
Deutsche Bank AG 10/09/12	0.750%	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. 09/12/12	0.360%	8,000,000	8,000,000
Mizuho Corporate Bank Ltd. 10/25/12	0.340%	10,000,000	10,000,000
N.V. Bank Nederlandse Gemeenten 09/04/12	0.265%	5,000,000	5,000,000
10/04/12	0.240%	10,000,000	10,000,000
National Australia Bank 10/29/12	0.291%	3,999,910	3,999,910
Natixis 09/06/12	0.210%	10,000,000	10,000,000
Norinchukin Bank 11/09/12	0.520%	8,000,000	8,000,000
11/21/12	0.370%	5,000,000	5,000,000
11/21/12	0.370%	5,000,000	5,000,000
Pohjola Bank PLC 09/21/12	0.280%	15,000,000	15,000,000
Rabobank 09/17/12	0.310%	2,004,201	2,004,201
10/26/12	0.515%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Shizuoka Bank Ltd. 09/07/12	0.400%	4,000,000	4,000,000
Skandinaviska Enskilda Banken 10/31/12	0.350%	15,000,000	15,000,000
Standard Chartered Bank PLC 10/05/12	0.630%	11,961,693	11,961,693
Sumitomo Mitsui Banking Corp. 09/05/12	0.350%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd. 11/01/12	0.486%	5,000,000	5,000,000
Svenska Handelsbanken 09/13/12	0.490%	5,000,000	5,000,000
Union Bank of Switzerland 10/23/12	0.330%	10,000,000	10,000,000
Total			193,958,250
Commercial Paper 3.2%
Caisse des Depots 11/28/12	0.300%	4,996,250	4,996,250
Credit Suisse 09/10/12	0.340%	4,995,750	4,995,750
DnB NOR 10/10/12	0.511%	9,974,075	9,974,075
HSBC, Inc. 11/20/12	0.300%	9,992,500	9,992,500
Macquarie Bank Ltd. 10/30/12	0.611%	9,984,411	9,984,411
PB Capital Corp. 10/19/12	0.671%	4,995,440	4,995,440
Societe Generale 09/05/12	0.230%	4,999,777	4,999,777
09/06/12	0.230%	9,999,553	9,999,553
Suncorp Metway Ltd. 10/09/12	0.450%	4,996,125	4,996,125
Total			64,933,881
Repurchase Agreements 4.6%
Citigroup Global Markets, Inc. dated 08/31/12, matures 09/04/12, repurchase price $5,000,117(e)	0.210%	5,000,000	5,000,000
Credit Suisse Securities (USA) LLC(e) dated 08/28/12, matures 09/04/12, repurchase price $5,000,078	0.140%	5,000,000	5,000,000
dated 08/31/12, matures 09/04/12, repurchase price $8,806,880	0.150%	8,806,734	8,806,734

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Deutsche Bank AG dated 08/31/12, matures 09/04/12, repurchase price $40,000,889(e)	0.200%	40,000,000	40,000,000
Mizuho Securities USA, Inc.(e) dated 08/31/12, matures 09/04/12, repurchase price $10,000,267	0.240%	10,000,000	10,000,000
repurchase price $5,000,128	0.230%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 08/31/12, matures 09/04/12, repurchase price $10,000,267(e)	0.240%	10,000,000	10,000,000
Nomura Securities dated 08/31/12, matures 09/04/12, repurchase price $10,000,256(e)	0.230%	10,000,000	10,000,000
Total			93,806,734
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $437,616,225)			437,616,225
Total Investments (Cost: $2,137,963,728)			2,455,793,375
Other Assets & Liabilities, Net			(416,853,944)
Net Assets			2,038,939,431

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2012, security was partially or fully on loan.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	78,257,815	1,124,722,371	(1,142,395,207)	—	60,584,979	—	105,817	60,584,979

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	1,635,423
Fannie Mae-Aces	561,212
Freddie Mac REMICS	2,179,888
Government National Mortgage Association	723,477
Total market value of collateral securities	5,100,000
Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.140%)
United States Treasury Bill	106,335
United States Treasury Inflation Indexed Bonds	227,290
United States Treasury Note/Bond	4,766,454
Total market value of collateral securities	5,100,079
Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	8,982,874
Total market value of collateral securities	8,982,874
Security Description	Value ($)
Deutsche Bank AG (0.200%)
Federal National Mortgage Association	40,800,011
Total market value of collateral securities	40,800,011

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.240%)
Freddie Mac REMICS	234,803
Ginnie Mae I Pool	8,258,260
Ginnie Mae II Pool	228,241
Government National Mortgage Association	1,478,696
Total market value of collateral securities	10,200,000
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.230%)
United States Treasury Inflation Indexed Bonds	854,641
United States Treasury Note/Bond	3,682,057
United States Treasury Strip Coupon	461,773
United States Treasury Strip Principal	101,529
Total market value of collateral securities	5,100,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	1,201,723
Fannie Mae REMICS	3,129,012
Freddie Mac Non Gold Pool	340,748
Freddie Mac Reference REMIC	84
Freddie Mac REMICS	1,814,456
Ginnie Mae I Pool	9,499
Ginnie Mae II Pool	109,410
Government National Mortgage Association	3,595,340
Total market value of collateral securities	10,200,272
Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	7,002,669
Freddie Mac Gold Pool	3,197,331
Total market value of collateral securities	10,200,000

Abbreviation Legend

ADR  American Depositary Receipt

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	485,232,646	—	—	485,232,646
Consumer Staples	139,889,478	—	—	139,889,478
Energy	131,266,705	—	—	131,266,705
Financials	152,504,315	—	—	152,504,315
Health Care	294,424,792	—	—	294,424,792
Industrials	262,032,699	—	—	262,032,699
Information Technology	298,357,018	—	—	298,357,018
Materials	140,404,668	—	—	140,404,668
Telecommunication Services	38,087,647	—	—	38,087,647
Utilities	15,392,203	—	—	15,392,203
Total Equity Securities	1,957,592,171	—	—	1,957,592,171
Other
Money Market Funds	60,584,979	—	—	60,584,979
Investments of Cash Collateral Received for Securities on Loan	—	437,616,225	—	437,616,225
Total Other	60,584,979	437,616,225	—	498,201,204
Total	2,018,177,150	437,616,225	—	2,455,793,375

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Mid Cap Growth Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,639,762,524)	$1,957,592,171
Affiliated issuers (identified cost $60,584,979)	60,584,979
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $343,809,491)	343,809,491
Repurchase agreements (identified cost $93,806,734)	93,806,734
Total investments (identified cost $2,137,963,728)	2,455,793,375
Receivable for:
Investments sold	35,384,768
Capital shares sold	992,444
Dividends	2,250,018
Interest	111,088
Prepaid expenses	31,552
Trustees' deferred compensation plan	78,835
Other assets	2,199
Total assets	2,494,644,279
Liabilities
Due upon return of securities on loan	437,616,225
Payable for:
Investments purchased	14,910,458
Capital shares purchased	2,450,568
Investment management fees	38,326
Distribution and service fees	4,595
Transfer agent fees	314,333
Administration fees	2,982
Compensation of board members	36,908
Chief compliance officer expenses	301
Other expenses	251,317
Trustees' deferred compensation plan	78,835
Total liabilities	455,704,848
Net assets applicable to outstanding capital stock	$2,038,939,431
Represented by
Paid-in capital	$1,749,014,410
Accumulated net investment loss	(637,724)
Accumulated net realized loss	(27,266,902)
Unrealized appreciation (depreciation) on:
Investments	317,829,647
Total — representing net assets applicable to outstanding capital stock	$2,038,939,431
*Value of securities on loan	$431,777,067

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Mid Cap Growth Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$330,301,676
Shares outstanding	12,504,440
Net asset value per share	$26.41
Maximum offering price per share(a)	$28.02
Class B
Net assets	$5,140,447
Shares outstanding	211,647
Net asset value per share	$24.29
Class C
Net assets	$45,236,263
Shares outstanding	1,856,491
Net asset value per share	$24.37
Class I
Net assets	$268,600,619
Shares outstanding	9,829,080
Net asset value per share	$27.33
Class R
Net assets	$25,613,413
Shares outstanding	986,775
Net asset value per share	$25.96
Class R5
Net assets	$2,335,616
Shares outstanding	85,534
Net asset value per share	$27.31
Class T
Net assets	$20,965,075
Shares outstanding	795,003
Net asset value per share	$26.37
Maximum offering price per share(a)	$27.98
Class W
Net assets	$66,703,834
Shares outstanding	2,523,956
Net asset value per share	$26.43
Class Y
Net assets	$16,444
Shares outstanding	603
Net asset value per share(b)	$27.26
Class Z
Net assets	$1,274,026,044
Shares outstanding	46,793,208
Net asset value per share	$27.23

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Mid Cap Growth Fund

Statement of Operations

Year Ended August 31, 2012

Net investment income
Income:
Dividends	$18,457,882
Dividends — affiliated issuers	105,817
Income from securities lending — net	1,477,320
Foreign taxes withheld	(11,895)
Total income	20,029,124
Expenses:
Investment management fees	13,873,055
Distribution fees
Class B	47,183
Class C	366,657
Class R	129,636
Service fees
Class A	810,644
Class B	15,728
Class C	122,219
Class W	163,275
Shareholder service fee — Class T	63,857
Transfer agent fees
Class A	621,447
Class B	13,045
Class C	97,311
Class R	51,341
Class T	41,937
Class W	121,571
Class Y	25
Class Z	2,402,137
Administration fees	1,078,839
Compensation of board members	64,478
Custodian fees	28,844
Printing and postage fees	221,933
Registration fees	192,927
Professional fees	114,362
Chief compliance officer expenses	1,220
Other	99,491
Total expenses	20,743,162
Expense reductions	(36,682)
Total net expenses	20,706,480
Net investment loss	(677,356)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	66,339,006
Net realized gain	66,339,006
Net change in unrealized appreciation (depreciation) on:
Investments	64,405,118
Net change in unrealized appreciation	64,405,118
Net realized and unrealized gain	130,744,124
Net increase in net assets resulting from operations	$130,066,768

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012	Year Ended August 31, 2011(a)(b)
Operations
Net investment loss	$(677,356)	$(7,190,555)
Net realized gain	66,339,006	228,761,872
Net change in unrealized appreciation	64,405,118	44,832,669
Net increase in net assets resulting from operations	130,066,768	266,403,986
Distributions to shareholders
Net realized gains
Class A	(10,402,453)	—
Class B	(244,122)	—
Class C	(1,847,175)	—
Class I	(7,452,588)	—
Class R	(898,218)	—
Class R5	(68,559)	—
Class T	(689,253)	—
Class W	(2,109,978)	—
Class Y	(1,009)	—
Class Z	(38,781,757)	—
Total distributions to shareholders	(62,495,112)	—
Increase (decrease) in net assets from capital stock activity	130,317,525	481,749,579
Proceeds from regulatory settlements (Note 6)	26,617	10,040
Total increase in net assets	197,915,798	748,163,605
Net assets at beginning of year	1,841,023,633	1,092,860,028
Net assets at end of year	$2,038,939,431	$1,841,023,633
Accumulated net investment loss	$(637,724)	$(124,299)

(a) Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b) Class R5 shares are for the period from March 7, 2011 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	3,669,127	93,936,684	3,647,092	99,576,606
Fund merger	—	—	6,643,314	188,040,627
Distributions reinvested	362,319	9,010,863	—	—
Redemptions	(3,342,581)	(85,793,496)	(1,695,254)	(44,997,727)
Net increase	688,865	17,154,051	8,595,152	242,619,506
Class B shares
Subscriptions	15,611	364,311	51,449	1,237,545
Fund merger	—	—	133,461	3,520,183
Distributions reinvested	8,783	202,000	—	—
Redemptions(c)	(130,645)	(3,092,296)	(161,871)	(4,006,820)
Net increase (decrease)	(106,251)	(2,525,985)	23,039	750,908
Class C shares
Subscriptions	318,841	7,522,254	301,144	7,466,568
Fund merger	—	—	1,760,249	46,582,851
Distributions reinvested	61,012	1,407,536	—	—
Redemptions	(783,350)	(18,459,578)	(320,723)	(8,063,615)
Net increase (decrease)	(403,497)	(9,529,788)	1,740,670	45,985,804
Class I shares
Subscriptions	5,178,378	132,843,374	7,423,816	202,986,187
Fund merger	—	—	439,540	12,783,049
Distributions reinvested	290,650	7,452,275	—	—
Redemptions	(2,448,515)	(64,528,346)	(1,054,789)	(30,323,681)
Net increase	3,020,513	75,767,303	6,808,567	185,445,555
Class R shares
Subscriptions	571,120	14,387,473	543,910	14,895,676
Fund merger	—	—	516,247	14,418,085
Distributions reinvested	24,943	610,857	—	—
Redemptions	(641,469)	(16,077,744)	(283,814)	(7,617,881)
Net increase (decrease)	(45,406)	(1,079,414)	776,343	21,695,880
Class R5 shares
Subscriptions	—	—	89	2,501
Fund merger	—	—	82,936	2,410,167
Distributions reinvested	2,673	68,485	—	—
Redemptions	(164)	(4,325)	—	—
Net increase	2,509	64,160	83,025	2,412,668

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	12,737	321,169	6,079	166,919
Distributions reinvested	22,729	564,595	—	—
Redemptions	(100,762)	(2,598,819)	(114,662)	(3,004,529)
Net decrease	(65,296)	(1,713,055)	(108,583)	(2,837,610)
Class W shares
Subscriptions	1,503,688	38,209,460	2,418,939	60,188,516
Distributions reinvested	84,803	2,109,887	—	—
Redemptions	(816,211)	(20,826,294)	(667,263)	(18,605,407)
Net increase	772,280	19,493,053	1,751,676	41,583,109
Class Y shares
Subscriptions	—	—	603	14,622
Distributions reinvested	20	511	—	—
Redemptions	(639)	(17,508)	(48,270)	(1,099,650)
Net decrease	(619)	(16,997)	(47,667)	(1,085,028)
Class Z shares
Subscriptions	12,346,093	321,362,441	8,437,478	230,632,729
Distributions reinvested	854,749	21,873,025	—	—
Redemptions	(11,739,452)	(310,531,269)	(10,721,383)	(285,453,942)
Net increase (decrease)	1,461,390	32,704,197	(2,283,905)	(54,821,213)
Total net increase	5,324,488	130,317,525	17,338,317	481,749,579

(a) Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b) Class R5 shares are for the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Mid Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$25.75		$20.22		$17.58		$23.47		$27.51
Income from investment operations:
Net investment loss	(0.06)		(0.17)		(0.10)		(0.03)		(0.12)
Net realized and unrealized gain (loss)	1.55		5.70		2.74		(5.37)		(0.06)
Total from investment operations	1.49		5.53		2.64		(5.40)		(0.18)
Less distributions to shareholders:
Net realized gains	(0.83)		—		—		(0.49)		(3.86)
Total distributions to shareholders	(0.83)		—		—		(0.49)		(3.86)
Proceeds from regulatory settlements	0.00	(a)	0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$26.41		$25.75		$20.22		$17.58		$23.47
Total return	5.97%		27.35%		15.02%		(22.38%)		(2.21%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.22%		1.19	%(c)	1.23	%(c)	1.26%		1.18	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.22	%(e)	1.19	%(c)(e)	1.23	%(c)(e)	1.26	%(e)	1.18	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.22%		1.19%		1.23%		1.26%		1.18%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.22	%(e)	1.19	%(e)	1.23	%(e)	1.26	%(e)	1.18	%(e)
Net investment loss	(0.22	%)(e)	(0.63	%)(e)	(0.49	%)(e)	(0.20	%)(e)	(0.48	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$330,302		$304,214		$65,123		$53,881		$63,337
Portfolio turnover	141%		138%		137%		160%		149%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$23.92		$18.93		$16.59		$22.35		$26.47
Income from investment operations:
Net investment loss	(0.23)		(0.34)		(0.23)		(0.14)		(0.30)
Net realized and unrealized gain (loss)	1.43		5.33		2.57		(5.13)		(0.04)
Total from investment operations	1.20		4.99		2.34		(5.27)		(0.34)
Less distributions to shareholders:
Net realized gains	(0.83)		—		—		(0.49)		(3.78)
Total distributions to shareholders	(0.83)		—		—		(0.49)		(3.78)
Proceeds from regulatory settlements	0.00	(a)	0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$24.29		$23.92		$18.93		$16.59		$22.35
Total return	5.19%		26.36%		14.10%		(22.93%)		(2.92%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.99%		1.95	%(c)	1.98	%(c)	2.01%		1.93	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.99	%(e)	1.95	%(c)(e)	1.98	%(c)(e)	2.01	%(e)	1.93	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.99%		1.95%		1.98%		2.01%		1.93%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.99	%(e)	1.95	%(e)	1.98	%(e)	2.01	%(e)	1.93	%(e)
Net investment loss	(0.99	%)(e)	(1.39	%)(e)	(1.24	%)(e)	(0.95	%)(e)	(1.23	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$5,140		$7,604		$5,582		$8,322		$15,829
Portfolio turnover	141%		138%		137%		160%		149%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$23.99		$18.98		$16.63		$22.41		$26.53
Income from investment operations:
Net investment loss	(0.23)		(0.35)		(0.24)		(0.14)		(0.30)
Net realized and unrealized gain (loss)	1.44		5.36		2.59		(5.15)		(0.04)
Total from investment operations	1.21		5.01		2.35		(5.29)		(0.34)
Less distributions to shareholders:
Net realized gains	(0.83)		—		—		(0.49)		(3.78)
Total distributions to shareholders	(0.83)		—		—		(0.49)		(3.78)
Proceeds from regulatory settlements	0.00	(a)	0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$24.37		$23.99		$18.98		$16.63		$22.41
Total return	5.22%		26.40%		14.13%		(22.96%)		(2.91%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.98%		1.94	%(c)	1.98	%(c)	2.01%		1.93	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.98	%(e)	1.94	%(c)(e)	1.98	%(c)(e)	2.01	%(e)	1.93	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.98%		1.94%		1.98%		2.01%		1.93%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.98	%(e)	1.94	%(e)	1.98	%(e)	2.01	%(e)	1.93	%(e)
Net investment loss	(0.98	%)(e)	(1.39	%)(e)	(1.24	%)(e)	(0.95	%)(e)	(1.23	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$45,236		$54,224		$9,858		$9,106		$13,540
Portfolio turnover	141%		138%		137%		160%		149%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2012	2011(a)
Per share data
Net asset value, beginning of period	$26.49	$23.23
Income from investment operations:
Net investment income (loss)	0.06	(0.06)
Net realized and unrealized gain	1.61	3.32
Total from investment operations	1.67	3.26
Less distributions to shareholders:
Net realized gains	(0.83)	—
Total distributions to shareholders	(0.83)	—
Proceeds from regulatory settlements	0.00 (b)	0.00	(b)
Net asset value, end of period	$27.33	$26.49
Total return	6.49%	14.03%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.78%	0.80	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.78%	0.80	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.78%	0.80	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.78%	0.80	%(d)(g)
Net investment income (loss)	0.23%	(0.22	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$268,601	$180,383
Portfolio turnover	141%	138%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$25.38		$19.98		$17.42		$23.32		$27.39
Income from investment operations:
Net investment loss	(0.12)		(0.23)		(0.15)		(0.07)		(0.18)
Net realized and unrealized gain (loss)	1.53		5.63		2.71		(5.34)		(0.06)
Total from investment operations	1.41		5.40		2.56		(5.41)		(0.24)
Less distributions to shareholders:
Net realized gains	(0.83)		—		—		(0.49)		(3.83)
Total distributions to shareholders	(0.83)		—		—		(0.49)		(3.83)
Proceeds from regulatory settlements	0.00	(a)	0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$25.96		$25.38		$19.98		$17.42		$23.32
Total return	5.73%		27.03%		14.70%		(22.57%)		(2.44%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.48%		1.44	%(c)	1.48	%(c)	1.51%		1.43	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.48	%(e)	1.44	%(c)(e)	1.48	%(c)(e)	1.51	%(e)	1.43	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.48%		1.44%		1.48%		1.51%		1.43%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.48	%(e)	1.44	%(e)	1.48	%(e)	1.51	%(e)	1.43	%(e)
Net investment loss	(0.48	%)(e)	(0.88	%)(e)	(0.73	%)(e)	(0.45	%)(e)	(0.74	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$25,613		$26,196		$5,112		$3,876		$1,800
Portfolio turnover	141%		138%		137%		160%		149%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2012	2011(a)
Per share data
Net asset value, beginning of period	$26.47	$28.05
Income from investment operations:
Net investment income (loss)	0.06	(0.03)
Net realized and unrealized gain (loss)	1.61	(1.55	)(b)
Total from investment operations	1.67	(1.58)
Less distributions to shareholders:
Net realized gains	(0.83)	—
Total distributions to shareholders	(0.83)	—
Proceeds from regulatory settlements	0.00 (c)	—
Net asset value, end of period	$27.31	$26.47
Total return	6.50%	(5.63%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.78%	0.78	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.78%	0.78	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.78%	0.78	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.78%	0.78	%(e)(h)
Net investment income (loss)	0.22%	(0.24	%)(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$2,336	$2,198
Portfolio turnover	141%	138%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class T	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$25.72		$20.21		$17.58		$23.48		$27.53
Income from investment operations:
Net investment income	(0.07)		(0.18)		(0.11)		(0.04)		(0.14)
Net realized and unrealized gain (loss)	1.55		5.69		2.74		(5.37)		(0.06)
Total from investment operations	1.48		5.51		2.63		(5.41)		(0.20)
Less distributions to shareholders:
Net realized gains	(0.83)		—		—		(0.49)		(3.85)
Total distributions to shareholders	(0.83)		—		—		(0.49)		(3.85)
Proceeds from regulatory settlements	0.00	(a)	0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$26.37		$25.72		$20.21		$17.58		$23.48
Total return	5.94%		27.26%		14.96%		(22.41%)		(2.27%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.28%		1.26	%(c)	1.28	%(c)	1.31%		1.23	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.28	%(e)	1.26	%(c)(e)	1.28	%(c)(e)	1.31	%(e)	1.23	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.28%		1.26%		1.28%		1.31%		1.23%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.28	%(e)	1.26	%(e)	1.28	%(e)	1.31	%(e)	1.23	%(e)
Net investment income	(0.28	%)(e)	(0.69	%)(e)	(0.54	%)(e)	(0.25	%)(e)	(0.53	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$20,965		$22,127		$19,582		$18,847		$26,801
Portfolio turnover	141%		138%		137%		160%		149%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
28

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2012		2011(a)
Per share data
Net asset value, beginning of period	$25.76		$22.67
Income from investment operations:
Net investment loss	(0.05)		(0.16)
Net realized and unrealized gain	1.55		3.25
Total from investment operations	1.50		3.09
Less distributions to shareholders:
Net realized gains	(0.83)		—
Total distributions to shareholders	(0.83)		—
Proceeds from regulatory settlements	0.00	(b)	0.00	(b)
Net asset value, end of period	$26.43		$25.76
Total return	6.01%		13.63%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.22%		1.19	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.22	%(g)	1.19	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.22%		1.19	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.22	%(g)	1.19	%(d)(g)
Net investment loss	(0.21	%)(g)	(0.63	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$66,704		$45,119
Portfolio turnover	141%		138%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
29

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$26.46	$20.72		$17.98		$16.18
Income from investment operations:
Net investment income	0.03	(0.04)		(0.03)		0.01
Net realized and unrealized gain	1.60	5.78		2.80		1.79
Total from investment operations	1.63	5.74		2.77		1.80
Less distributions to shareholders:
Net investment income	—	—		(0.03)		—
Net realized gains	(0.83)	—		—		—
Total distributions to shareholders	(0.83)	—		(0.03)		—
Proceeds from regulatory settlements	0.00 (b)	0.00	(b)	—		—
Net asset value, end of period	$27.26	$26.46		$20.72		$17.98
Total return	6.35%	27.70%		15.43%		11.12%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88%	0.86	%(d)	0.84	%(d)	0.86	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.88%	0.86	%(d)(g)	0.84	%(d)(g)	0.86	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88%	0.86%		0.84%		0.86	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.88%	0.86	%(g)	0.84	%(g)	0.86	%(e)(g)
Net investment income	0.10%	(0.15	%)(g)	(0.13	%)(g)	0.31	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$16	$32		$1,013		$3,067
Portfolio turnover	141%	138%		137%		160%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to August 31, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
30

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$26.45		$20.72		$17.98		$23.92		$27.93
Income from investment operations:
Net investment income (loss)	0.01		(0.10)		(0.05)		0.01		(0.06)
Net realized and unrealized gain (loss)	1.60		5.83		2.80		(5.46)		(0.07)
Total from investment operations	1.61		5.73		2.75		(5.45)		(0.13)
Less distributions to shareholders:
Net investment income	—		—		(0.01)		—		—
Net realized gains	(0.83)		—		—		(0.49)		(3.88)
Total distributions to shareholders	(0.83)		—		(0.01)		(0.49)		(3.88)
Proceeds from regulatory settlements	0.00	(a)	0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$27.23		$26.45		$20.72		$17.98		$23.92
Total return	6.27%		27.65%		15.29%		(22.16%)		(1.97%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97%		0.95	%(c)	0.98	%(c)	1.01%		0.93	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.97	%(e)	0.95	%(c)(e)	0.98	%(c)(e)	1.01	%(e)	0.93	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97%		0.95%		0.98%		1.01%		0.93%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.97	%(e)	0.95	%(e)	0.98	%(e)	1.01	%(e)	0.93	%(e)
Net investment income (loss)	0.03	%(e)	(0.39	%)(e)	(0.24	%)(e)	0.05	%(e)	(0.23	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$1,274,026		$1,198,927		$986,590		$954,718		$1,286,857
Portfolio turnover	141%		138%		137%		160%		149%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
31

Columbia Mid Cap Growth Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class T, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many

Annual Report 2012
32

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2012

securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2012
33

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about

Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended August 31, 2012 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended August 31, 2012 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Annual Report 2012
34

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2012

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended August 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.21
Class C	0.20
Class R	0.20
Class R5	0.00	*
Class T	0.20
Class W	0.19
Class Y	0.10
Class Z	0.19

*Rounds to less than 0.01%.

In connection with the acquistion of Seligman Capital Fund (see Note 11), the Fund assumed the assets and obligations of Seligman Capital Fund, which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2012, the Fund's total potential future obligation over the life of the Guaranty is $235,729. The liability remaining at August 31, 2012 for non-recurring charges associated with the lease amounted to $122,581 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2012 is included in other assets in the Statement of Assets and Liabilities at a cost of $2,199.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2012, these minimum account balance fees reduced total expenses by $36,682.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R, and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Annual Report 2012
35

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2012

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The annualized effective shareholder services fee rate for the year ended August 31, 2012 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $111,201 for Class A, $5,714 for Class B, $4,201 for Class C and $76 for Class T shares for the year ended August 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10
Class I	0.99
Class R	1.60
Class R5	1.04
Class T	1.40
Class W	1.35
Class Y	1.10
Class Z	1.10

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for capital loss carryforward limitations related to ownership changes, deferral/reversal of wash sale losses, Trustees' deferred compensation, late-year ordinary losses, re-characterization of real estate investment trust (REIT) distributions, and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$163,931
Accumulated net realized loss	—
Paid-in capital	(163,931)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2012	2011
Ordinary income	$—	$—
Long-term capital gains	62,495,112	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2012
36

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2012

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	51,895,992
Unrealized appreciation	303,602,278

At August 31, 2012, the cost of investments for federal income tax purposes was $2,152,191,097 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$348,705,192
Unrealized depreciation	(45,102,914)
Net unrealized appreciation	$303,602,278

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	4,635,769
2016	60,299,757
Total	64,935,526

For the year ended August 31, 2012, $24,890,735 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2012, the Fund will elect to treat late-year ordinary losses of $523,406 as arising on September 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,798,772,824 and $2,737,441,051, respectively, for the year ended August 31, 2012.

Note 6. Regulatory Settlements

During the year ended August 31, 2012, the Fund received $26,617 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

During the year ended August 31, 2011, the Fund received $10,040 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Annual Report 2012
37

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2012

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At August 31, 2012, securities valued at $431,777,067 were on loan, secured by U.S. government and agency securities valued at $1,208,601 and by cash collateral of $437,616,225 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuer" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned 24.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 15.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended August 31, 2012.

Note 11. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Capital Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,652,363,918 and the combined net assets immediately after the acquisition were $1,920,118,880.

The merger was accomplished by a tax-free exchange of 9,970,850 shares of Seligman Capital Fund valued at $267,754,962 (including $54,962,597 of unrealized appreciation).

In exchange for Seligman Capital Fund shares, the Fund issued the following number of shares:

Shares
Class A	6,643,314
Class B	133,461
Class C	1,760,249
Class I	439,540
Class R	516,247
Class R5	82,936

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Capital Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Capital Fund that have been included in the

Annual Report 2012
38

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2012

combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011, the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $(8.8) million, $261.9 million, $95.6 million and $348.7 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
39

Columbia Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
40

Columbia Mid Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended August 31, 2012, $54,656,276, or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
41

Columbia Mid Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
42

Columbia Mid Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
43

Columbia Mid Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
44

Columbia Mid Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement

At meetings held on March 7, 2012 and June 6, 2012, respectively, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Mid Cap Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve each continuation of the Advisory Agreement.

In connection with their deliberations regarding each continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2012, April 25, 2012 and June 5, 2012, and at the Board meetings held on March 7, 2012 and June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations.

On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund. The Committee and the Board met in June 2012 to consider the continuation of the Advisory Agreement for the one-year period ending June 30, 2013, so as to permit the annual consideration of the Advisory Agreement to be conducted each June. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

Annual Report 2012
45

Columbia Mid Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the fifty-third, thirty-first and thirty-eighth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of

Annual Report 2012
46

Columbia Mid Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the third and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
47

Columbia Mid Cap Growth Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
48

Columbia Mid Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
49

Columbia Mid Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1631 D (10/12)

Annual Report

August 31, 2012

Columbia Select Small Cap Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Select Small Cap Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Select Small Cap Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Board Consideration and Approval of Advisory Agreement	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Select Small Cap Fund

Performance Overview

Performance Summary

>  Columbia Select Small Cap Fund (the Fund) Class A shares returned -6.27% excluding sales charges for the five-month period ended August 31, 2012.

>  The Fund underperformed its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, which returned -2.23% and -1.63%, respectively, for the same time period.

>  The Fund had less exposure than the Russell 2000 Growth Index to health care and information technology, which hampered results.

>  During the period, the Fund's fiscal year-end was changed from March 31 to August 31. As a result, performance for the five-month period since the Fund's last annual report has been included in the table below.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	5 Months cumulative	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		-6.27	5.29	-3.14	7.15
Including sales charges		-11.67	-0.79	-4.28	6.52
Class C*	09/28/07
Excluding sales charges		-6.55	4.49	-3.87	6.35
Including sales charges		-7.46	3.49	-3.87	6.35
Class R*	12/31/04	-6.34	5.10	-3.41	6.89
Class Z	12/31/92	-6.15	5.58	-2.93	7.45
Russell 2000 Growth Index		-2.23	12.72	2.94	9.40
Russell 2000 Index		-1.63	13.40	1.90	9.00

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Select Small Cap Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Select Small Cap Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Select Small Cap Fund has approved the change of the Fund's fiscal year end from March 31 to August 31. As a result, this report covers the five-month period since the last annual report. The next report you receive will be for the six-month period from September 1, 2012, through February 28, 2013.

For the five-month period that ended August 31, 2012, the Fund's Class A shares returned -6.27% excluding sales charges. By comparison, the Fund's benchmarks, the Russell 2000 Growth Index and Russell 2000 Index, returned -2.23% and -1.63%, respectively. The Fund had less exposure than the Russell 2000 Growth Index to health care and information technology, which hampered results. Security selection also detracted from performance, particularly within the consumer discretionary and industrials.

Economic Uncertainty Weighs on the Stock Market

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past five months. The pace of U.S. economic growth slowed to just 1.3% in the second quarter of 2012. Tepid job growth weighed on consumer confidence, and manufacturing activity — the one consistent bright spot throughout this recovery — slipped during the summer. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market fell sharply in the second quarter of 2012 before regaining ground in the final months of the reporting period. Within the Russell 2000 Growth Index, more defensive groups — including health care and consumer staples — along with financials managed modest gains. Most other sectors, however, posted small declines except for energy, which suffered a steep loss as oil and gas prices slid.

Disappointing Stock Picks

Security selection in the consumer discretionary and industrials sectors hurt relative performance. An out-of-index position in Harmon International, which makes audio products and electronic systems under a variety of brand names, detracted from results. Shares declined under increased competition from Apple and other smartphone applications. Overweights in both Sothebys and Vera Bradley also hurt returns as both stocks lost significant ground during the period. In the industrials sector, Chicago Bridge & Iron and FTI Consulting took the biggest toll on relative results because both did poorly and neither was included in the Russell Growth benchmark. Shares of Chicago Bridge & Iron, a Netherlands-based company that provides engineering, procurement and construction services to the energy and natural resources industries, fell sharply as the worsening economy and declining commodity prices threatened to delay or derail large projects. The stock of FTI, which assists clients with a range of services — including restructuring, financing and litigation — sank following two consecutive quarters of revenue and earnings misses. We sold both industrials before period end.

Portfolio Management

Wayne Collette, CFA

George Myers, CFA

Lawrence Lin, CFA

Brian Neigut

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2012)
Casey's General Stores, Inc.	2.1
Hexcel Corp.	1.8
Brookdale Senior Living, Inc.	1.6
HMS Holdings Corp.	1.6
CommVault Systems, Inc.	1.5
Aspen Technology, Inc.	1.5
GNC Holdings, Inc., Class A	1.4
Elizabeth Arden, Inc.	1.4
Coinstar, Inc.	1.4
Domino's Pizza, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Select Small Cap Fund

Manager Discussion of Fund Performance (continued)

Gains from Security Selection in Consumer Staples

The Fund made up some ground in consumer staples, where premium super market chain Fresh Market and fragrance company Elizabeth Arden gave the biggest boost to results. Fresh Market rallied nicely after the company reported strong quarterly results and improved earnings guidance, driven by more shoppers spending more money at its stores. Elizabeth Arden's gains were driven by the company's success repackaging its products for mass-market retailers, such as Wal-Mart and Target. Both stocks were overweighted in the portfolio, which amplified the impact of their solid returns.

Stock selection in the health care and energy sectors also contributed positive relative results. Standouts included Brookdale Senior Living, which is not included in the Russell Growth benchmark and Onyx Pharmaceuticals, which was overweighted relative to the benchmark. Brookdale shares benefited from improved demand, increased occupancy rates and the expansion of other services such as outpatient therapy. Onyx Pharmaceuticals surged after the Food and Drug Administration announced support for a new cancer treatment medicine. This major step towards the drug's approval has the potential to boost revenues and earnings, and also makes the company a very attractive takeover candidate. In the energy sector, overweights in Western Refining and Energy XXI aided relative returns.

Bottom-Up Focus in All Market Cycles

At period end, investors faced uncertainty over the outcome of the November U.S. Presidential election as well as concerns around the year-end expiration of tax benefits and the Federal Reserve's next move. The global economy remained fragile, with Europe in recession and China, the world's second largest economy, beginning to slow. Against this backdrop, we remain focused on industries that are gaining wallet share of the $60 trillion global economy and, within these growth industries, on companies that are increasing their market share. Regardless of the growth rate of the U.S. economy, we believe there will be companies that can grow earnings at a well-above average rate by virtue of their innovative products and solutions or their low-cost business models. We plan to continue to focus our fundamental research on identifying these winning businesses.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	100.0
Consumer Discretionary	19.3
Consumer Staples	5.6
Energy	5.6
Financials	7.8
Health Care	21.1
Industrials	17.3
Information Technology	22.7
Utilities	0.6
Money Market Funds(a)	0.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

Annual Report 2012
5

Columbia Select Small Cap Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	950.30	1,018.05	6.98	7.22	1.42
Class C	1,000.00	1,000.00	946.70	1,014.42	10.50	10.87	2.14
Class R	1,000.00	1,000.00	949.40	1,017.14	7.86	8.13	1.60
Class Z	1,000.00	1,000.00	951.40	1,019.81	5.26	5.45	1.07

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until December 31, 2013, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.41% for Class A, 2.16% for Class C, 1.66% for Class R and 1.16% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change was effective August 1, 2012. If this change had been in place for the entire six month period ended August 31, 2012, the actual expenses paid would have been $6.93 for Class A, $10.60 for Class C, $8.16 for Class R and $5.71 for Class Z; the hypothetical expenses paid would have been $7.17 for Class A, $10.97 for Class C, $8.44 for Class R and $5.90 for Class Z.

Annual Report 2012
6

Columbia Select Small Cap Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%

Issuer	Shares	Value ($)
Consumer Discretionary 19.2%
Diversified Consumer Services 1.4%
Coinstar, Inc.(a)(b)	50,045	2,558,300
Hotels, Restaurants & Leisure 3.0%
Domino's Pizza, Inc.	68,026	2,410,842
Life Time Fitness, Inc.(a)(b)	40,936	1,943,641
Six Flags Entertainment Corp.	23,097	1,275,647
Total		5,630,130
Household Durables 1.6%
Harman International Industries, Inc.	32,542	1,497,908
Skullcandy, Inc.(a)	81,912	1,256,530
Zagg, Inc.(a)(b)	30,816	232,045
Total		2,986,483
Internet & Catalog Retail 0.8%
Kayak Software Corp.(a)(b)	34,729	948,102
Shutterfly, Inc.(a)	18,108	538,713
Total		1,486,815
Leisure Equipment & Products 1.5%
Arctic Cat, Inc.(a)(b)	43,131	1,865,847
Polaris Industries, Inc.	13,026	979,425
Total		2,845,272
Media 0.7%
National CineMedia, Inc.	91,259	1,323,255
Specialty Retail 7.9%
Asbury Automotive Group, Inc.(a)(b)	45,032	1,246,936
Cabela's, Inc.(a)	35,936	1,725,287
GameStop Corp., Class A(b)	40,157	766,196
GNC Holdings, Inc., Class A	69,238	2,689,896
Lumber Liquidators Holdings, Inc.(a)(b)	31,949	1,490,740
Pier 1 Imports, Inc.(b)	76,148	1,407,215
Rent-A-Center, Inc.	47,595	1,679,152
Select Comfort Corp.(a)	44,127	1,260,709
Tile Shop Holdings, Inc.(a)(b)	94,076	1,180,654
Vitamin Shoppe, Inc.(a)(b)	25,238	1,353,009
Total		14,799,794
Textiles, Apparel & Luxury Goods 2.3%
Fifth & Pacific Companies, Inc.(a)	85,170	1,128,503
Gildan Activewear, Inc.	70,498	2,141,729
Tumi Holdings, Inc.(a)(b)	54,941	1,157,057
Total		4,427,289
Total Consumer Discretionary		36,057,338

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 5.5%
Food & Staples Retailing 3.6%
Casey's General Stores, Inc.(b)	70,778	4,002,496
Fresh Market, Inc. (The)(a)	26,012	1,501,413
Harris Teeter Supermarkets, Inc.	31,417	1,227,462
Total		6,731,371
Food Products 0.5%
Post Holdings, Inc.(a)	33,778	1,008,273
Personal Products 1.4%
Elizabeth Arden, Inc.(a)	57,412	2,671,955
Total Consumer Staples		10,411,599
Energy 5.6%
Energy Equipment & Services 1.0%
Superior Energy Services, Inc.(a)	92,604	1,923,385
Oil, Gas & Consumable Fuels 4.6%
Energy XXI Bermuda Ltd.(b)	58,267	1,916,402
Golar LNG Ltd.(b)	29,037	1,135,927
Kodiak Oil & Gas Corp.(a)(b)	86,084	769,591
Oasis Petroleum, Inc.(a)(b)	74,990	2,199,457
Resolute Energy Corp.(a)(b)	106,254	960,536
Teekay Tankers Ltd., Class A	171,898	685,873
Western Refining, Inc.(b)	34,296	959,259
Total		8,627,045
Total Energy		10,550,430
Financials 7.8%
Commercial Banks 1.2%
Signature Bank(a)	33,972	2,195,610
Consumer Finance 0.8%
DFC Global Corp.(a)	80,147	1,492,337
Insurance 0.6%
Arthur J Gallagher & Co.	32,137	1,147,934
Real Estate Investment Trusts (REITs) 4.1%
DiamondRock Hospitality Co.	162,434	1,562,615
Home Properties, Inc.	35,015	2,235,708
Omega Healthcare Investors, Inc.	69,862	1,678,085
Redwood Trust, Inc.	76,283	1,093,135
Summit Hotel Properties, Inc.	133,755	1,139,593
Total		7,709,136

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Select Small Cap Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Management & Development 1.1%
Zillow, Inc., Class A(a)(b)	49,551	2,061,817
Total Financials		14,606,834
Health Care 21.0%
Biotechnology 6.2%
Alkermes PLC(a)(b)	116,148	2,131,316
Amarin Corp. PLC, ADR(a)(b)	109,470	1,498,644
Ariad Pharmaceuticals, Inc.(a)	47,024	966,813
Dynavax Technologies Corp.(a)	173,690	679,128
Exact Sciences Corp.(a)	89,786	891,575
Idenix Pharmaceuticals, Inc.(a)	224,126	1,266,312
Ironwood Pharmaceuticals, Inc.(a)(b)	63,250	792,522
Onyx Pharmaceuticals, Inc.(a)	23,717	1,705,727
Rigel Pharmaceuticals, Inc.(a)(b)	117,643	1,096,433
TESARO, Inc.(a)	53,989	668,384
Total		11,696,854
Health Care Equipment & Supplies 4.5%
Align Technology, Inc.(a)(b)	61,140	2,075,703
Insulet Corp.(a)(b)	101,166	2,121,451
Masimo Corp.(a)(b)	64,536	1,424,955
NxStage Medical, Inc.(a)(b)	108,548	1,383,987
Volcano Corp.(a)	54,624	1,544,767
Total		8,550,863
Health Care Providers & Services 5.4%
Brookdale Senior Living, Inc.(a)	136,822	2,973,142
Catamaran Corp.(a)	11,846	1,032,379
Centene Corp.(a)	30,274	1,229,427
HMS Holdings Corp.(a)	84,905	2,925,826
IPC The Hospitalist Co., Inc.(a)(b)	42,856	1,893,807
Total		10,054,581
Health Care Technology 0.6%
athenahealth, Inc.(a)	11,696	1,033,575
Life Sciences Tools & Services 1.3%
Fluidigm Corp.(a)	58,115	908,919
ICON PLC, ADR(a)	66,743	1,529,749
Total		2,438,668

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 3.0%
Akorn, Inc.(a)(b)	58,849	814,470
Impax Laboratories, Inc.(a)	88,493	2,094,629
MAP Pharmaceuticals, Inc.(a)(b)	86,890	1,167,802
Salix Pharmaceuticals Ltd.(a)	36,360	1,598,386
Total		5,675,287
Total Health Care		39,449,828
Industrials 17.3%
Aerospace & Defense 2.5%
Hexcel Corp.(a)	150,388	3,409,296
LMI Aerospace, Inc.(a)	62,580	1,218,432
Total		4,627,728
Airlines 0.6%
Alaska Air Group, Inc.(a)	33,003	1,107,251
Building Products 1.1%
USG Corp.(a)(b)	102,080	2,098,765
Commercial Services & Supplies 2.4%
Clean Harbors, Inc.(a)	31,380	1,706,758
Portfolio Recovery Associates, Inc.(a)(b)	17,567	1,762,849
Tetra Tech, Inc.(a)	37,267	966,706
Total		4,436,313
Electrical Equipment 0.5%
Regal-Beloit Corp.	13,579	924,187
Machinery 3.6%
Chart Industries, Inc.(a)(b)	17,620	1,229,876
Lindsay Corp.	19,217	1,256,023
Proto Labs, Inc.(a)(b)	39,811	1,252,454
Trinity Industries, Inc.	35,829	1,015,394
Woodward, Inc.(b)	60,491	2,112,951
Total		6,866,698
Marine 0.6%
Costamare, Inc.	88,802	1,169,522
Professional Services 1.3%
Acacia Research Corp.(a)	38,746	1,020,570
Advisory Board Co. (The)(a)	30,350	1,345,415
Total		2,365,985

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Select Small Cap Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 2.4%
Avis Budget Group, Inc.(a)	54,684	897,911
Knight Transportation, Inc.(b)	48,942	699,871
Landstar System, Inc.	31,564	1,492,030
Roadrunner Transportation Systems, Inc.(a)	80,615	1,409,150
Total		4,498,962
Trading Companies & Distributors 2.3%
TAL International Group, Inc.(b)	52,131	1,772,975
United Rentals, Inc.(a)	47,060	1,520,509
Watsco, Inc.(b)	13,891	1,048,215
Total		4,341,699
Total Industrials		32,437,110
Information Technology 22.6%
Communications Equipment 0.6%
Riverbed Technology, Inc.(a)	57,429	1,148,006
Electronic Equipment, Instruments & Components 2.0%
Cognex Corp.	34,738	1,253,694
FARO Technologies, Inc.(a)	25,993	1,025,424
FEI Co.	27,598	1,482,289
Total		3,761,407
Internet Software & Services 5.3%
Angie's List, Inc.(a)(b)	32,302	308,807
Bankrate, Inc.(a)(b)	59,304	1,018,843
Bazaarvoice, Inc.(a)	65,351	969,809
Cornerstone OnDemand, Inc.(a)	19,211	515,047
CoStar Group, Inc.(a)(b)	10,161	825,581
DealerTrack Holdings, Inc.(a)	64,106	1,775,095
IAC/InterActiveCorp.	40,567	2,102,993
Liquidity Services, Inc.(a)(b)	15,774	826,400
Stamps.com, Inc.(a)	71,997	1,594,014
Total		9,936,589
IT Services 0.5%
Wright Express Corp.(a)(b)	14,995	987,271
Semiconductors & Semiconductor Equipment 3.3%
Cirrus Logic, Inc.(a)	15,939	664,178
Kulicke & Soffa Industries, Inc.(a)	73,286	830,330
Microsemi Corp.(a)	38,435	765,241

Common Stocks (continued)

Issuer	Shares	Value ($)
Power Integrations, Inc.	32,284	1,118,318
Semtech Corp.(a)	79,990	1,961,355
Silicon Laboratories, Inc.(a)	23,337	892,407
Total		6,231,829
Software 10.9%
ACI Worldwide, Inc.(a)(b)	21,240	921,391
Aspen Technology, Inc.(a)	118,414	2,886,933
CommVault Systems, Inc.(a)	57,447	2,896,478
Fortinet, Inc.(a)	88,808	2,354,300
Guidewire Software, Inc.(a)(b)	77,279	2,206,315
Infoblox, Inc.(a)	42,947	935,815
Informatica Corp.(a)	31,952	1,041,635
Monitise PLC(a)	1,851,050	940,541
Parametric Technology Corp.(a)	35,368	751,570
Pegasystems, Inc.	18,983	513,111
Proofpoint, Inc.(a)	81,724	1,060,778
QLIK Technologies, Inc.(a)	36,804	778,405
TIBCO Software, Inc.(a)	48,372	1,447,290
TiVo, Inc.(a)	74,160	674,114
Ultimate Software Group, Inc.(a)	10,073	999,141
Total		20,407,817
Total Information Technology		42,472,919
Utilities 0.6%
Electric Utilities 0.6%
UIL Holdings Corp.	33,243	1,169,489
Total Utilities		1,169,489
Total Common Stocks (Cost: $170,895,697)		187,155,547
Money Market Funds —%
Columbia Short-Term Cash Fund, 0.164%(c)(d)	16,040	16,040
Total Money Market Funds (Cost: $16,040)		16,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Select Small Cap Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan 14.9%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Other Short-Term Obligations 1.1%
Natixis Financial Products LLC 09/04/12	0.500%	2,000,000	2,000,000
Repurchase Agreements 13.8%
Citigroup Global Markets, Inc. dated 08/31/12, matures 09/04/12, repurchase price $3,000,070(e)	0.210%	3,000,000	3,000,000
Credit Suisse Securities (USA) LLC dated 08/31/12, matures 09/04/12, repurchase price $4,960,830(e)	0.150%	4,960,747	4,960,747
Mizuho Securities USA, Inc. dated 08/31/12, matures 09/04/12, repurchase price $10,000,267(e)	0.240%	10,000,000	10,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Natixis Financial Products, Inc. dated 08/31/12, matures 09/04/12, repurchase price $5,000,133(e)	0.240%	5,000,000	5,000,000
Nomura Securities dated 08/31/12, matures 09/04/12, repurchase price $3,000,077(e)	0.230%	3,000,000	3,000,000
Total			25,960,747
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $27,960,747)			27,960,747
Total Investments (Cost: $198,872,484)			215,132,334
Other Assets & Liabilities, Net			(27,163,163)
Net Assets			187,969,171

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2012, security was partially or fully on loan.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	1,903,692	76,125,689	(78,013,341)	—	16,040	—	4,360	16,040

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	981,254
Fannie Mae-Aces	336,727
Freddie Mac REMICS	1,307,933
Government National Mortgage Association	434,086
Total market value of collateral securities	3,060,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Select Small Cap Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	5,059,965
Total market value of collateral securities	5,059,965
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.240%)
Freddie Mac REMICS	234,803
Ginnie Mae I Pool	8,258,260
Ginnie Mae II Pool	228,241
Government National Mortgage Association	1,478,696
Total market value of collateral securities	10,200,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	600,862
Fannie Mae REMICS	1,564,506
Freddie Mac Non Gold Pool	170,373
Freddie Mac Reference REMIC	42
Freddie Mac REMICS	907,228
Ginnie Mae I Pool	4,750
Ginnie Mae II Pool	54,705
Government National Mortgage Association	1,797,670
Total market value of collateral securities	5,100,136
Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,100,801
Freddie Mac Gold Pool	959,199
Total market value of collateral securities	3,060,000

Abbreviation Legend

ADR  American Depositary Receipt

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Select Small Cap Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Select Small Cap Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	36,057,338	—	—	36,057,338
Consumer Staples	10,411,599	—	—	10,411,599
Energy	10,550,430	—	—	10,550,430
Financials	14,606,834	—	—	14,606,834
Health Care	39,449,828	—	—	39,449,828
Industrials	32,437,110	—	—	32,437,110
Information Technology	41,532,378	940,541	—	42,472,919
Utilities	1,169,489	—	—	1,169,489
Total Equity Securities	186,215,006	940,541	—	187,155,547
Other
Money Market Funds	16,040	—	—	16,040
Investments of Cash Collateral Received for Securities on Loan	—	27,960,747	—	27,960,747
Total Other	16,040	27,960,747	—	27,976,787
Total	186,231,046	28,901,288	—	215,132,334

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Select Small Cap Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $170,895,697)	$187,155,547
Affiliated issuers (identified cost $16,040)	16,040
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $2,000,000)	2,000,000
Repurchase agreements (identified cost $25,960,747)	25,960,747
Total investments (identified cost $198,872,484)	215,132,334
Cash	2,842
Foreign currency (identified cost $24,397)	24,397
Receivable for:
Investments sold	2,108,988
Capital shares sold	24,831
Dividends	94,002
Interest	42,633
Reclaims	734
Prepaid expenses	3,252
Trustees' deferred compensation plan	22,812
Total assets	217,456,825
Liabilities
Due upon return of securities on loan	27,960,747
Payable for:
Investments purchased	1,045,879
Capital shares purchased	353,315
Investment management fees	4,048
Distribution and service fees	104
Transfer agent fees	50,515
Administration fees	410
Compensation of board members	942
Chief compliance officer expenses	33
Other expenses	48,849
Trustees' deferred compensation plan	22,812
Total liabilities	29,487,654
Net assets applicable to outstanding capital stock	$187,969,171
Represented by
Paid-in capital	$128,823,378
Accumulated net investment loss	(234,351)
Accumulated net realized gain	43,120,367
Unrealized appreciation (depreciation) on:
Investments	16,259,850
Foreign currency translations	(73)
Total — representing net assets applicable to outstanding capital stock	$187,969,171
*Value of securities on loan	$27,473,306

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Select Small Cap Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$3,807,518
Shares outstanding	247,232
Net asset value per share	$15.40
Maximum offering price per share(a)	$16.34
Class C
Net assets	$936,533
Shares outstanding	63,181
Net asset value per share	$14.82
Class R
Net assets	$3,853,330
Shares outstanding	258,110
Net asset value per share	$14.93
Class Z
Net assets	$179,371,790
Shares outstanding	11,518,741
Net asset value per share	$15.57

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Select Small Cap Fund

Statement of Operations

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012
Net investment income
Income:
Dividends — unaffiliated issuers	$642,074	$1,725,133
Dividends — affiliated issuers	4,360	1,359
Interest	—	10,022
Income from securities lending — net	107,716	169,153
Foreign taxes withheld	(1,101)	(9,485)
Total income	753,049	1,896,182
Expenses:
Investment management fees	710,080	3,128,477
Distribution fees
Class C	3,070	8,706
Class R	9,816	36,051
Service fees
Class A	8,033	37,837
Class C	1,023	2,902
Transfer agent fees
Class A	6,425	35,059
Class C	817	2,608
Class R	3,937	15,997
Class Z	168,419	839,943
Administration fees	71,907	389,565
Compensation of board members	11,441	35,444
Pricing and bookkeeping fees	—	33,384
Custodian fees	2,193	17,537
Printing and postage fees	49,197	66,982
Registration fees	40,649	63,624
Professional fees	19,054	58,856
Line of credit interest expense	—	9,235
Chief compliance officer expenses	—	813
Other	12,273	29,248
Total expenses	1,118,334	4,812,268
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(129,623)	(312,444)
Expense reductions	(2,790)	(3,930)
Total net expenses	985,921	4,495,894
Net investment loss	(232,872)	(2,599,712)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	45,118,502	41,874,318
Foreign currency translations	134	—
Net realized gain	45,118,636	41,874,318
Net change in unrealized appreciation (depreciation) on:
Investments	(62,459,219)	(112,779,070)
Foreign currency translations	(73)	—
Net change in unrealized appreciation (depreciation)	(62,459,292)	(112,779,070)
Net realized and unrealized loss	(17,340,656)	(70,904,752)
Net decrease in net assets from operations	$(17,573,528)	$(73,504,464)

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Select Small Cap Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012	Year Ended March 31, 2011
Operations
Net investment loss	$(232,872)	$(2,599,712)	$(1,844,507)
Net realized gain	45,118,636	41,874,318	95,064,234
Net change in unrealized appreciation (depreciation)	(62,459,292)	(112,779,070)	38,993,847
Net increase (decrease) in net assets resulting from operations	(17,573,528)	(73,504,464)	132,213,574
Distributions to shareholders
Net realized gains
Class A	(125,221)	—	—
Class C	(23,942)	—	—
Class R	(120,280)	—	—
Class Z	(4,642,905)	—	—
Total distributions to shareholders	(4,912,348)	—	—
Increase (decrease) in net assets from capital stock activity	(55,155,187)	(279,196,943)	(137,897,113)
Proceeds from regulatory settlements (Note 6)	—	25,405	—
Total decrease in net assets	(77,641,063)	(352,676,002)	(5,683,539)
Net assets at beginning of year	265,610,234	618,286,236	623,969,775
Net assets at end of year	$187,969,171	$265,610,234	$618,286,236
Accumulated net investment loss	$(234,351)	$(376,904)	$(18,162)

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Select Small Cap Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	5,537	85,823	161,859	2,592,372	286,895	4,572,176
Distributions reinvested	8,457	123,048	—	—	—	—
Redemptions	(594,541)	(9,069,999)	(305,292)	(4,998,218)	(352,721)	(5,529,175)
Net decrease	(580,547)	(8,861,128)	(143,433)	(2,405,846)	(65,826)	(956,999)
Class C shares
Subscriptions	226	3,205	11,133	174,909	24,259	382,496
Distributions reinvested	1,505	21,121	—	—	—	—
Redemptions	(6,738)	(98,873)	(14,952)	(234,185)	(27,673)	(453,745)
Net decrease	(5,007)	(74,547)	(3,819)	(59,276)	(3,414)	(71,249)
Class R shares
Subscriptions	19,004	285,287	98,752	1,571,000	213,182	3,317,215
Distributions reinvested	8,466	119,538	—	—	—	—
Redemptions	(115,416)	(1,699,220)	(340,507)	(5,323,618)	(306,421)	(4,597,584)
Net decrease	(87,946)	(1,294,395)	(241,755)	(3,752,618)	(93,239)	(1,280,369)
Class Z shares
Subscriptions	248,680	3,899,319	1,684,193	27,858,091	5,218,684	82,865,441
Distributions reinvested	126,857	1,866,072	—	—	—	—
Redemptions	(3,254,130)	(50,690,508)	(18,767,390)	(300,837,294)	(14,115,146)	(218,453,937)
Net decrease	(2,878,593)	(44,925,117)	(17,083,197)	(272,979,203)	(8,896,462)	(135,588,496)
Total net decrease	(3,552,093)	(55,155,187)	(17,472,204)	(279,196,943)	(9,058,941)	(137,897,113)

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Select Small Cap Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended August 31,		Year Ended March 31,
Class A	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$16.85		$18.55		$14.74		$9.08		$16.15		$21.11
Income from investment operations:
Net investment loss	(0.04)		(0.14)		(0.09	)(c)	(0.08)		(0.06)		(0.05)
Net realized and unrealized gain (loss)	(1.04)		(1.56)		3.90		5.74		(6.53)		(3.43)
Total from investment operations	(1.08)		(1.70)		3.81		5.66		(6.59)		(3.48)
Less distributions to shareholders:
Net realized gains	(0.37)		—		—		—		(0.48)		(1.48)
Total distributions to shareholders	(0.37)		—		—		—		(0.48)		(1.48)
Proceeds from regulatory settlements	—		0.00	(d)	—		0.00	(d)	0.00	(d)	—
Net asset value, end of period	$15.40		$16.85		$18.55		$14.74		$9.08		$16.15
Total return	(6.27%)		(9.16%)		25.85%		62.33%		(42.02%)		(17.38	%)(e)
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.45	%(g)	1.44	%(h)	1.35	%(h)	1.36	%(h)	1.40	%(h)	1.25	%(g)(h)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	1.33	%(g)(j)	1.34	%(h)(j)	1.35	%(h)(j)	1.36	%(h)(j)	1.36	%(h)(j)	1.20	%(g)(h)(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.45	%(g)	1.44%		1.35%		1.36%		1.40%		1.25	%(g)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	1.33	%(g)(j)	1.34	%(j)	1.35	%(j)	1.36	%(j)	1.36	%(j)	1.20	%(g)(j)
Net investment loss	(0.53	%)(g)(j)	(0.85	%)(j)	(0.55	%)(j)	(0.63	%)(j)	(0.47	%)(j)	(0.67	%)(g)(j)
Supplemental data
Net assets, end of period (in thousands)	$3,808		$13,944		$18,020		$15,281		$6,671		$3,436
Portfolio turnover	107%		61%		71%		73%		67%		73%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  The Predecessor Fund's Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Rounds to less than $0.01.

(e)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Annualized.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Select Small Cap Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class C	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$16.28		$18.07		$14.46		$8.97		$16.10		$21.11
Income from investment operations:
Net investment loss	(0.08)		(0.25)		(0.20	)(c)	(0.16)		(0.17)		(0.12)
Net realized and unrealized gain (loss)	(1.01)		(1.54)		3.81		5.65		(6.48)		(3.41)
Total from investment operations	(1.09)		(1.79)		3.61		5.49		(6.65)		(3.53)
Less distributions to shareholders:
Net realized gains	(0.37)		—		—		—		(0.48)		(1.48)
Total distributions to shareholders	(0.37)		—		—		—		(0.48)		(1.48)
Proceeds from regulatory settlements	—		0.00	(d)	—		0.00	(d)	0.00	(d)	—
Net asset value, end of period	$14.82		$16.28		$18.07		$14.46		$8.97		$16.10
Total return	(6.55%)		(9.91%)		24.97%		61.20%		(42.53%)		(17.63	%)(e)
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.21	%(g)	2.18	%(h)	2.10	%(h)	2.11	%(h)	2.15	%(h)	2.00	%(g)(h)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	2.07	%(g)(j)	2.09	%(h)(j)	2.10	%(h)(j)	2.11	%(h)(j)	2.11	%(h)(j)	1.95	%(g)(h)(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.21	%(g)	2.18%		2.10%		2.11%		2.15%		2.00	%(g)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	2.07	%(g)(j)	2.09	%(j)	2.10	%(j)	2.11	%(j)	2.11	%(j)	1.95	%(g)(j)
Net investment loss	(1.22	%)(g)(j)	(1.60	%)(j)	(1.30	%)(j)	(1.34	%)(j)	(1.31	%)(j)	(1.42	%)(g)(j)
Supplemental data
Net assets, end of period (in thousands)	$937		$1,110		$1,301		$1,090		$1,063		$2,101
Portfolio turnover	107%		61%		71%		73%		67%		73%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  The Predecessor Fund's Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Rounds to less than $0.01.

(e)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Annualized.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Select Small Cap Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class R	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$16.36		$18.06		$14.38		$8.88		$15.86		$18.98
Income from investment operations:
Net investment loss	(0.05)		(0.18)		(0.12	)(c)	(0.10)		(0.10)		(0.21)
Net realized and unrealized gain (loss)	(1.01)		(1.52)		3.80		5.60		(6.40)		(1.43)
Total from investment operations	(1.06)		(1.70)		3.68		5.50		(6.50)		(1.64)
Less distributions to shareholders:
Net realized gains	(0.37)		—		—		—		(0.48)		(1.48)
Total distributions to shareholders	(0.37)		—		—		—		(0.48)		(1.48)
Proceeds from regulatory settlements	—		0.00	(d)	—		0.00	(d)	0.00	(d)	—
Net asset value, end of period	$14.93		$16.36		$18.06		$14.38		$8.88		$15.86
Total return	(6.34%)		(9.41%)		25.59%		61.94%		(42.22%)		(9.66	%)(e)
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.72	%(g)	1.68	%(h)	1.60	%(h)	1.61	%(h)	1.65	%(h)	1.74	%(h)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	1.57	%(g)(j)	1.59	%(h)(j)	1.60	%(h)(j)	1.61	%(h)(j)	1.61	%(h)(j)	1.70	%(h)(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.72	%(g)	1.68%		1.60%		1.61%		1.65%		1.74%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	1.57	%(g)(j)	1.59	%(j)	1.60	%(j)	1.61	%(j)	1.61	%(j)	1.70	%(j)
Net investment loss	(0.75	%)(g)(j)	(1.11	%)(j)	(0.82	%)(j)	(0.85	%)(j)	(0.80	%)(j)	(1.13	%)(j)
Supplemental data
Net assets, end of period (in thousands)	$3,853		$5,661		$10,618		$9,795		$5,819		$6,881
Portfolio turnover	107%		61%		71%		73%		67%		73%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  On March 31, 2008, Retirement Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund's Class R shares. The financial information of the Fund's Class R shares includes the financial information of Small Cap Fund's Retirement Shares class.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Rounds to less than $0.01.

(e)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Annualized.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Select Small Cap Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class Z	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$17.01		$18.69		$14.81		$9.10		$16.15		$19.21
Income from investment operations:
Net investment loss	(0.02)		(0.10)		(0.05	)(c)	(0.05)		(0.04)		(0.12)
Net realized and unrealized gain (loss)	(1.05)		(1.58)		3.93		5.76		(6.53)		(1.46)
Total from investment operations	(1.07)		(1.68)		3.88		5.71		(6.57)		(1.58)
Less distributions to shareholders:
Net realized gains	(0.37)		—		—		—		(0.48)		(1.48)
Total distributions to shareholders	(0.37)		—		—		—		(0.48)		(1.48)
Proceeds from regulatory settlements	—		0.00	(d)	—		0.00	(d)	0.00	(d)	—
Net asset value, end of period	$15.57		$17.01		$18.69		$14.81		$9.10		$16.15
Total return	(6.15%)		(8.99%)		26.20%		62.75%		(41.89%)		(9.22	%)(e)
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.22	%(g)	1.17	%(h)	1.10	%(h)	1.11	%(h)	1.15	%(h)	1.24	%(h)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	1.07	%(g)(j)	1.09	%(h)(j)	1.10	%(h)(j)	1.11	%(h)(j)	1.11	%(h)(j)	1.20	%(h)(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.22	%(g)	1.17%		1.10%		1.11%		1.15%		1.24%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	1.07	%(g)(j)	1.09	%(j)	1.10	%(j)	1.11	%(j)	1.11	%(j)	1.20	%(j)
Net investment loss	(0.23	%)(g)(j)	(0.63	%)(j)	(0.31	%)(j)	(0.36	%)(j)	(0.31	%)(j)	(0.63	%)(j)
Supplemental data
Net assets, end of period (in thousands)	$179,372		$244,895		$588,347		$597,804		$321,684		$676,616
Portfolio turnover	107%		61%		71%		73%		67%		73%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  On March 31, 2008, Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund's Class Z shares. The financial information of the Fund's Class Z shares includes the financial information of Small Cap Fund's Shares class.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Rounds to less than $0.01.

(e)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Annualized.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Select Small Cap Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Select Small Cap Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to August 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign

Annual Report 2012
23

Columbia Select Small Cap Fund

Notes to Financial Statements (continued)

August 31, 2012

securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and

Annual Report 2012
24

Columbia Select Small Cap Fund

Notes to Financial Statements (continued)

August 31, 2012

capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. Prior to July 1, 2011, the investment management fee was equal to a percentage of the Fund's average net assets that declined from 0.75% to 0.62% as the Fund's net assets increased. The annualized effective investment management fee rate for the period ended August 31, 2012, and for the year ended March 31, 2012 was 0.79% and 0.78%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. For the period ended August 31, 2012, and for the year ended March 31, 2012, the annualized effective administration fee rate was 0.08% and 0.10%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Annual Report 2012
25

Columbia Select Small Cap Fund

Notes to Financial Statements (continued)

August 31, 2012

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

The Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended August 31, 2012	Year Ended March 31, 2012
Class A	0.20%	0.23%
Class C	0.20	0.22
Class R	0.20	0.22
Class Z	0.20	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended August 31, 2012 and for the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $2,790 and $3,930, respectively.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $175 for Class A and $12 for Class C shares for the period ended August 31, 2012 and $4,004 for Class A and $15 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.41%
Class C	2.16
Class R	1.66
Class Z	1.16

Prior to August 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.34%
Class C	2.09
Class R	1.59
Class Z	1.09

Annual Report 2012
26

Columbia Select Small Cap Fund

Notes to Financial Statements (continued)

August 31, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.10% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassifications and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$375,425
Accumulated net realized gain	(375,424)
Paid-in capital	(1)

Net investment loss and net realized gain, as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended August 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011
Ordinary income	$—	$—	$—
Long-term capital gains	4,912,348	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,095,419
Undistributed accumulated long-term capital gains	42,356,427
Unrealized appreciation	15,716,832

At August 31, 2012, the cost of investments for federal income tax purposes was $199,415,502 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$19,552,651
Unrealized depreciation	(3,835,819)
Net unrealized appreciation	$15,716,832

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $227,835,423 and $285,429,607, respectively, for the period ended August 31, 2012.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $25,405 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Annual Report 2012
27

Columbia Select Small Cap Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 7. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At August 31, 2012, securities valued at $27,473,306 were on loan, secured by U.S. government and agency securities valued at $69,427 and by cash collateral of $27,960,747 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through July 11, 2011, there were no custody credits.

Note 9. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At August 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 67.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a

Annual Report 2012
28

Columbia Select Small Cap Fund

Notes to Financial Statements (continued)

August 31, 2012

December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended August 31, 2012.

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowings existed was $4,216,364 at a weighted average interest rate of 1.41%.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Small Cap Growth Fund I. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
29

Columbia Select Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Select Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Small Cap Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
30

Columbia Select Small Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal period ended August 31, 2012, $44,526,764, or, if subsequently determined to be different, the net capital gain of such period.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
31

Columbia Select Small Cap Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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32

Columbia Select Small Cap Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
33

Columbia Select Small Cap Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
34

Columbia Select Small Cap Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Select Small Cap Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
35

Columbia Select Small Cap Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the ninety-third, eighty-sixth and seventy-third percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
36

Columbia Select Small Cap Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the third and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the

Annual Report 2012
37

Columbia Select Small Cap Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
38

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Annual Report 2012
39

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Annual Report 2012
40

Columbia Select Small Cap Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
41

Columbia Select Small Cap Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1171 D (10/12)

Annual Report

August 31, 2012

Columbia Small Cap Core Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Small Cap Core Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Small Cap Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Advisory Agreement	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Small Cap Core Fund

Performance Overview

Performance Summary

>  Columbia Small Cap Core Fund (the Fund) Class A shares returned 20.46% excluding sales charges for the 11-month period ended August 31, 2012.

>  Over the same period, the Fund underperformed its benchmarks, the Russell 2000 Index, which returned 27.71%, and the S&P SmallCap 600 Index, which returned 30.31%.

>  In a rising stock market, both the Fund and its benchmarks enjoyed double-digit returns. Stock selection, particularly within industrials and health care, accounted for the Fund's shortfall relative to the Russell 2000 Index.

>  During the period, the Fund's fiscal year-end was changed from September 30 to August 31. As a result, performance for the 11-month period since the Fund's last annual report has been included in the table below.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	11 Months cumulative	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		20.46	6.81	1.74	8.37
Including sales charges		13.55	0.68	0.54	7.73
Class B	11/01/98
Excluding sales charges		19.77	6.03	0.99	7.55
Including sales charges		14.77	1.03	0.72	7.55
Class C*	11/18/02
Excluding sales charges		19.65	6.02	0.98	7.56
Including sales charges		18.65	5.02	0.98	7.56
Class I*	09/27/10	21.06	7.27	2.07	8.68
Class T	02/12/93
Excluding sales charges		20.44	6.71	1.69	8.30
Including sales charges		13.50	0.56	0.49	7.66
Class W*	09/27/10	20.46	6.81	1.75	8.39
Class Z	12/14/92	20.86	7.08	2.00	8.65
Russell 2000 Index		27.71	13.40	1.90	9.00
S&P SmallCap 600 Index		30.31	16.90	3.12	9.79

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Small Cap Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Small Cap Core Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Small Cap Core Fund has approved the change of the Fund's fiscal year end from September 30 to August 31. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from September 1, 2012, through February 28, 2013.

For the 11-month period that ended August 31, 2012, the Fund's Class A shares returned 20.46% excluding sales charges. Over the same period, the Fund's benchmark, the Russell 2000 Index, returned 27.71% and the S&P SmallCap 600 Index returned 30.31%. Security selection accounted for most of the Fund's underperformance relative to the Russell benchmark, with particularly disappointing results in industrials and health care. We continued to take a long-term perspective, buying what we viewed as good companies with strong management teams when short-term issues pressured their stock prices. However, the Fund fell behind its Russell benchmark in the last five months of the period as investors severely punished companies with disappointing near-term results. Underexposure to the better performing biotechnology and housing segments also hampered relative performance.

Strong Market Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and second quarter growth was just 1.3%. Job growth was strong early in 2012, but has been uneven over the past few months. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, the August jobs figure was lower than expected and manufacturing activity — the one consistent bright spot throughout this recovery — slipped. A widely followed measure of consumer confidence from The Conference Board rose in the first half of the period, then generally fell in the second half in response to shifting economic prospects. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, investors proceeded with caution, favoring larger-cap stocks over smaller-cap names. The market rally broadened early in 2012. However, volatility increased in the spring, and stocks fell sharply in May amid worries that Europe's issues were snowballing and the U.S. economic recovery was stalled. Stocks trended higher over the summer, buoyed by expectations of central bank intervention.

Lost Ground in Industrials and Health Care

Investments in the industrials, health care, information technology and financials sectors produced strong gains, but lagged those in the index. Among the biggest individual detractors from relative performance were pawnbroker and payday lender Cash America International, medical equipment provider Invacare and teen fashion retailer Wet Seal. Cash America's shares declined as slowing loan growth and declining gold prices hurt its pawn business. Invacare's stock fell sharply after a government agency began investigating the policies and procedures driving the company's manufacture of high-end, motorized wheelchairs. An investment in Wet Seal declined sharply when changes to the company's management, philosophy and merchandising resulted in poor

Portfolio Management

Richard D'Auteuil

Jeffrey Hershey, CFA

Paul Szczygiel, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2012)
Air Methods Corp.	2.2
Progress Software Corp.	1.6
Plexus Corp.	1.6
Benchmark Electronics, Inc.	1.5
Unifirst Corp.	1.4
Cash America International, Inc.	1.3
Analogic Corp.	1.2
Providence Service Corp. (The)	1.2
Myriad Genetics, Inc.	1.2
MasTec, Inc.	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Small Cap Core Fund

Manager Discussion of Fund Performance (continued)

earnings and sales, leading to the CEO's termination. In the technology sector, overweights in communications equipment company Adtran and government contractor NCI also disappointed. Shares of Adtran retreated as the company's growth rate slowed, while NCI's stock plunged amid concerns that cuts in defense spending would lead to contract losses and reduced pricing. We sold NCI before period end.

Boost from Consumer Staples Positioning

An underweight and positive security selection in the consumer staples sectors aided performance versus the index. A position in Ingredion, which manufactures food starches and is not in the index, generated strong results for the portfolio, as did Casey's General Stores, an overweight relative to the index. The biggest gains from individual securities included medical emergency helicopter transport service company Air Methods and specialty chemicals/adhesives company H.B. Fuller. Shares of Air Methods took off as pricing power and a 2011 acquisition helped drive better-than-expected earnings. Fuller's stock benefited from a restructuring as well as a recent acquisition. Another top contributor was Oklahoma-based Southwest Bancorp, whose stock moved sharply higher after the bank sold a large percentage of its problem assets and paid back government loans. Elsewhere, shares of Collective Brands — a holding company for retailer Payless Shoes and footwear brands such as Sperry Topsider, Keds and Stride Rite — climbed nicely after the board of directors fired the CEO and negotiated the company's sale. In addition, healthcare technology outsourcing company Computer Task Group contributed, as the government-mandated push toward electronic medical records helped drive its stock price sharply higher.

Looking Ahead

We believe progress toward more clarity around Europe's problems, the U.S. Presidential election or global economic malaise could make investors willing to take on more risk, which would benefit small-cap stocks whose valuations remained compelling at period end. Regardless of what happens in the macro-economic environment, however, we think the Fund is well positioned in stocks that offer good longer-term earnings growth potential and strong balance sheets with the potential to outperform over a three- to five-year cycle.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	97.0
Consumer Discretionary	8.1
Consumer Staples	1.3
Energy	4.4
Financials	16.9
Health Care	11.6
Industrials	23.0
Information Technology	22.3
Materials	6.9
Telecommunication Services	0.6
Utilities	1.9
Money Market Funds	3.0
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Small Cap Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total returns for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	959.20	1,018.20	6.80	7.00	1.38
Class B	1,000.00	1,000.00	956.50	1,014.53	10.38	10.68	2.11
Class C	1,000.00	1,000.00	955.80	1,014.48	10.42	10.74	2.12
Class I	1,000.00	1,000.00	961.80	1,020.56	4.49	4.62	0.91
Class T	1,000.00	1,000.00	959.10	1,018.05	6.94	7.15	1.41
Class W	1,000.00	1,000.00	959.20	1,018.30	6.70	6.90	1.36
Class Z	1,000.00	1,000.00	961.10	1,019.56	5.47	5.63	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Adviser, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Small Cap Core Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.6%

Issuer	Shares	Value ($)
Consumer Discretionary 8.0%
Auto Components 0.9%
Dorman Products, Inc.(a)	133,144	3,925,085
Modine Manufacturing Co.(a)	566,396	3,970,436
Total		7,895,521
Hotels, Restaurants & Leisure 1.0%
CEC Entertainment, Inc.	224,747	6,677,233
Morgans Hotel Group Co.(a)	411,411	2,131,109
Total		8,808,342
Household Durables 0.5%
Jarden Corp.	91,852	4,439,207
Leisure Equipment & Products 0.8%
Callaway Golf Co.	265,347	1,525,745
Steinway Musical Instruments, Inc.(a)	227,875	5,674,088
Total		7,199,833
Media 1.0%
Arbitron, Inc.	63,279	2,225,522
John Wiley & Sons, Inc., Class A	135,287	6,675,061
Total		8,900,583
Specialty Retail 3.8%
Bebe Stores, Inc.	475,170	2,580,173
Buckle, Inc. (The)(b)	127,461	5,804,574
Penske Automotive Group, Inc.	236,740	6,306,754
Rent-A-Center, Inc.	261,005	9,208,256
Stage Stores, Inc.	263,078	5,635,131
Wet Seal, Inc. (The), Class A(a)	1,337,730	3,879,417
Total		33,414,305
Total Consumer Discretionary		70,657,791
Consumer Staples 1.3%
Food & Staples Retailing 0.4%
Casey's General Stores, Inc.	68,837	3,892,732
Food Products 0.9%
Ingredion, Inc.	138,961	7,480,271
Total Consumer Staples		11,373,003
Energy 4.4%
Energy Equipment & Services 3.1%
Gulfmark Offshore, Inc., Class A(a)	146,161	5,127,328
Helix Energy Solutions Group, Inc.(a)	303,930	5,355,247

Common Stocks (continued)

Issuer	Shares	Value ($)
Newpark Resources, Inc.(a)	599,262	4,122,923
Oceaneering International, Inc.	76,730	4,108,124
Tetra Technologies, Inc.(a)	835,361	5,354,664
Unit Corp.(a)	81,880	3,257,186
Total		27,325,472
Oil, Gas & Consumable Fuels 1.3%
BPZ Resources, Inc.(a)(b)	658,040	1,506,911
Carrizo Oil & Gas, Inc.(a)	137,900	3,480,596
EXCO Resources, Inc.(b)	347,027	2,377,135
Resolute Energy Corp.(a)(b)	417,400	3,773,296
Total		11,137,938
Total Energy		38,463,410
Financials 16.9%
Capital Markets 0.7%
Investment Technology Group, Inc.(a)	232,210	1,966,819
Waddell & Reed Financial, Inc., Class A	123,027	3,641,599
Total		5,608,418
Commercial Banks 5.7%
Bryn Mawr Bank Corp.	221,670	4,874,523
Centerstate Banks, Inc.	286,329	2,342,171
Financial Institutions, Inc.	270,530	4,734,275
Hancock Holding Co.	106,576	3,158,913
Iberiabank Corp.	90,265	4,234,331
Oriental Financial Group, Inc.	876,849	9,294,599
SCBT Financial Corp.	125,763	5,056,930
Simmons First National Corp., Class A	127,360	2,964,941
Southwest Bancorp, Inc.(a)	581,500	6,431,390
Susquehanna Bancshares, Inc.	370,629	3,895,311
Union First Market Bankshares Corp.	237,504	3,486,559
Total		50,473,943
Consumer Finance 1.3%
Cash America International, Inc.	293,548	11,395,534
Insurance 3.0%
AMERISAFE, Inc.(a)	154,153	3,875,406
Arthur J Gallagher & Co.	104,840	3,744,885
CNO Financial Group, Inc.	509,450	4,534,105
eHealth, Inc.(a)	124,115	2,052,862
Enstar Group Ltd.(a)	46,132	4,265,365
Horace Mann Educators Corp.	194,747	3,421,705

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
National Interstate Corp.	105,022	2,609,797
State Auto Financial Corp.	149,364	2,098,564
Total		26,602,689
Real Estate Investment Trusts (REITs) 5.4%
Acadia Realty Trust	162,936	4,057,106
American Campus Communities, Inc.	113,982	5,313,841
AmREIT, Inc., Class B	179,358	2,600,691
Chesapeake Lodging Trust	229,230	4,270,555
Cousins Properties, Inc.	416,680	3,329,273
DiamondRock Hospitality Co.	117,757	1,132,822
DuPont Fabros Technology, Inc.	177,971	4,904,881
First Potomac Realty Trust	476,298	6,101,377
Mack-Cali Realty Corp.	122,140	3,261,138
Medical Properties Trust, Inc.	256,360	2,643,072
STAG Industrial, Inc.	398,038	6,125,805
Summit Hotel Properties, Inc.	424,479	3,616,561
Total		47,357,122
Thrifts & Mortgage Finance 0.8%
Berkshire Hills Bancorp, Inc.	164,027	3,649,601
Dime Community Bancshares, Inc.	243,777	3,408,002
Total		7,057,603
Total Financials		148,495,309
Health Care 11.5%
Biotechnology 1.1%
Myriad Genetics, Inc.(a)	395,165	9,875,173
Health Care Equipment & Supplies 4.1%
Analogic Corp.	147,066	10,222,558
Atrion Corp.	20,624	4,478,708
Greatbatch, Inc.(a)	150,053	3,473,727
Invacare Corp.	372,011	5,111,431
Staar Surgical Co.(a)	964,608	6,318,182
Thoratec Corp.(a)	122,090	4,137,630
West Pharmaceutical Services, Inc.	49,290	2,333,882
Total		36,076,118
Health Care Providers & Services 5.2%
Air Methods Corp.(a)	157,605	18,367,287
LifePoint Hospitals, Inc.(a)	73,645	2,976,731
Magellan Health Services, Inc.(a)	139,386	6,914,939
Owens & Minor, Inc.	102,578	2,871,158

Common Stocks (continued)

Issuer	Shares	Value ($)
Providence Service Corp. (The)(a)(c)	885,550	10,104,126
PSS World Medical, Inc.(a)	217,722	4,700,618
Total		45,934,859
Life Sciences Tools & Services 0.5%
Bruker Corp.(a)	350,950	4,250,004
Pharmaceuticals 0.6%
Obagi Medical Products, Inc.(a)	400,038	5,344,508
Total Health Care		101,480,662
Industrials 22.9%
Aerospace & Defense 3.2%
AAR Corp.	291,667	4,340,005
American Science & Engineering, Inc.	123,830	7,364,170
Ceradyne, Inc.	143,900	3,417,625
Kratos Defense & Security Solutions, Inc.(a)	328,198	1,568,787
LMI Aerospace, Inc.(a)	253,132	4,928,480
Moog, Inc., Class A(a)	103,191	3,779,886
Teledyne Technologies, Inc.(a)	45,500	2,935,205
Total		28,334,158
Air Freight & Logistics 1.0%
Atlas Air Worldwide Holdings, Inc.(a)	169,073	8,707,259
Commercial Services & Supplies 2.9%
ACCO Brands Corp.(a)	571,100	3,763,549
Consolidated Graphics, Inc.(a)	113,203	3,032,708
McGrath Rentcorp	284,228	7,156,861
Unifirst Corp.	183,510	11,654,720
Total		25,607,838
Construction & Engineering 3.8%
Argan, Inc.	276,280	4,627,690
EMCOR Group, Inc.	197,317	5,451,868
Great Lakes Dredge & Dock Corp.	599,525	4,382,528
MasTec, Inc.(a)	520,678	9,497,167
Northwest Pipe Co.(a)	124,949	3,153,713
Primoris Services Corp.	300,000	3,690,000
Sterling Construction Co., Inc.(a)	243,209	2,356,695
Total		33,159,661
Electrical Equipment 2.7%
Belden, Inc.	221,330	7,553,993
Global Power Equipment Group, Inc.	194,636	3,795,402

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
LSI Industries, Inc.	906,398	5,909,715
Regal-Beloit Corp.	99,280	6,756,997
Total		24,016,107
Machinery 5.2%
Actuant Corp., Class A	190,910	5,368,389
Albany International Corp., Class A	398,297	8,412,033
Cascade Corp.	52,466	2,574,507
Douglas Dynamics, Inc.	109,000	1,528,180
ESCO Technologies, Inc.	113,265	4,012,979
Key Technology, Inc.(a)	272,229	2,648,788
Miller Industries, Inc.	274,716	4,214,143
PMFG, Inc.(a)(b)	354,560	2,552,832
Tennant Co.	107,479	4,508,744
Terex Corp.(a)	169,700	3,745,279
Wabash National Corp.(a)	984,641	6,587,248
Total		46,153,122
Marine 0.6%
Rand Logistics, Inc.(a)(b)	689,209	4,893,384
Professional Services 1.4%
FTI Consulting, Inc.(a)	155,732	4,050,589
Hudson Global, Inc.(a)	301,226	1,397,689
Kforce, Inc.(a)	381,882	4,475,657
Navigant Consulting, Inc.(a)	242,037	2,674,509
Total		12,598,444
Road & Rail 0.4%
Marten Transport Ltd.	204,840	3,613,378
Trading Companies & Distributors 1.7%
Kaman Corp.	266,115	8,728,572
Rush Enterprises, Inc., Class A(a)	232,950	3,969,468
Rush Enterprises, Inc., Class B(a)	162,361	2,365,600
Total		15,063,640
Total Industrials		202,146,991
Information Technology 22.2%
Communications Equipment 2.0%
ADTRAN, Inc.	269,946	5,477,204
InterDigital, Inc.(b)	124,020	4,185,675
Performance Technologies, Inc.(a)(c)	643,041	874,536
Plantronics, Inc.	190,557	6,795,263
Total		17,332,678

Common Stocks (continued)

Issuer	Shares	Value ($)
Computers & Peripherals 0.3%
Intevac, Inc.(a)	414,033	2,567,005
Electronic Equipment, Instruments & Components 7.7%
Anixter International, Inc.	89,060	5,355,178
Benchmark Electronics, Inc.(a)	805,660	12,930,843
Cognex Corp.	133,385	4,813,864
CTS Corp.	403,240	3,971,914
FARO Technologies, Inc.(a)	198,296	7,822,777
GSI Group, Inc.(a)	442,021	3,978,189
Littelfuse, Inc.	118,948	6,100,843
Newport Corp.(a)	362,496	4,505,825
Plexus Corp.(a)	442,612	13,229,673
Pulse Electronics Corp.	511,623	573,018
Rogers Corp.(a)	125,392	4,989,348
Total		68,271,472
Internet Software & Services 1.6%
Digital River, Inc.(a)	428,420	7,137,477
Earthlink, Inc.	547,200	3,655,296
TechTarget, Inc.(a)	596,000	3,349,520
Total		14,142,293
IT Services 5.0%
Acxiom Corp.(a)	414,412	7,069,869
Computer Task Group, Inc.(a)	555,826	8,893,216
CoreLogic, Inc.(a)	215,550	5,302,530
DST Systems, Inc.	115,540	5,878,675
Global Cash Access Holdings, Inc.(a)	445,000	3,413,150
PRGX Global, Inc.(a)	990,340	8,041,561
TNS, Inc.(a)	397,961	5,814,210
Total		44,413,211
Semiconductors & Semiconductor Equipment 2.3%
ATMI, Inc.(a)	189,409	3,581,724
BTU International, Inc.(a)	292,872	664,819
Fairchild Semiconductor International, Inc.(a)	364,377	5,290,754
Pericom Semiconductor Corp.(a)	361,062	2,899,328
Ultratech, Inc.(a)	118,100	3,894,938
Volterra Semiconductor Corp.(a)	158,620	3,779,915
Total		20,111,478
Software 3.3%
Accelrys, Inc.(a)	728,450	5,601,781
American Software, Inc., Class A	195,137	1,607,929

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Mentor Graphics Corp.(a)	130,404	2,155,578
Progress Software Corp.(a)	697,705	13,416,867
Websense, Inc.(a)	410,640	6,315,643
Total		29,097,798
Total Information Technology		195,935,935
Materials 6.9%
Chemicals 4.3%
Ferro Corp.(a)	752,730	2,468,954
H.B. Fuller Co.	303,954	9,243,241
Innophos Holdings, Inc.	81,965	3,876,125
Omnova Solutions, Inc.(a)	761,459	5,931,766
Sensient Technologies Corp.	217,566	7,799,741
Spartech Corp.(a)	388,370	1,965,152
Stepan Co.	62,719	5,990,919
Total		37,275,898
Containers & Packaging 0.9%
Greif, Inc., Class A	176,130	7,837,785
Metals & Mining 1.2%
Metals U.S.A. Holdings Corp.(a)	384,630	5,304,048
Universal Stainless & Alloy(a)	152,940	5,490,546
Total		10,794,594
Paper & Forest Products 0.5%
PH Glatfelter Co.	270,862	4,550,482
Total Materials		60,458,759
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.6%
General Communication, Inc., Class A(a)	608,032	5,362,842
Total Telecommunication Services		5,362,842
Utilities 1.9%
Electric Utilities 0.5%
Allete, Inc.	96,400	4,006,384
Gas Utilities 1.2%
New Jersey Resources Corp.	100,869	4,519,940
South Jersey Industries, Inc.	114,460	5,793,965
Total		10,313,905

Common Stocks (continued)

Issuer	Shares	Value ($)
Water Utilities 0.2%
California Water Service Group	121,266	2,217,955
Total Utilities		16,538,244
Total Common Stocks (Cost: $761,801,413)		850,912,946

Money Market Funds 2.9%

Columbia Short-Term Cash Fund, 0.164%(c)(d)	25,948,350	25,948,350
Total Money Market Funds (Cost: $25,948,350)		25,948,350

Investments of Cash Collateral Received for Securities on Loan 1.7%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 1.7%
Citibank NA dated 08/31/12, matures 09/04/12, repurchase price $5,000,111(e)	0.200%	5,000,000	5,000,000
Citigroup Global Markets, Inc. dated 08/31/12, matures 09/04/12, repurchase price $1,000,023(e)	0.210%	1,000,000	1,000,000
Credit Suisse Securities (USA) LLC dated 08/31/12, matures 09/04/12, repurchase price $7,205,860(e)	0.150%	7,205,740	7,205,740
Pershing LLC dated 08/31/12, matures 09/04/12, repurchase price $2,000,071(e)	0.320%	2,000,000	2,000,000
Total			15,205,740
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $15,205,740)			15,205,740
Total Investments (Cost: $802,955,503)			892,067,036
Other Assets & Liabilities, Net			(10,728,903)
Net Assets			881,338,133

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2012, security was partially or fully on loan.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short–Term Cash Fund	8,414,133	252,537,365	(235,003,148)	—	25,948,350	36,658	25,948,350
Performance Technologies, Inc.	5,454,067	—	—	—	5,454,067	—	874,536
Providence Service Corp. (The)	7,548,177	6,309,183	—	—	13,857,360	—	10,104,126
Total	21,416,377	258,846,548	(235,003,148)	—	45,259,777	36,658	36,927,012

(d)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.200%)
Fannie Mae REMICS	2,230,694
Fannie Mae-Aces	587,887
Freddie Mac REMICS	1,799,323
Government National Mortgage Association	482,096
Total market value of collateral securities	5,100,000
Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	327,085
Fannie Mae-Aces	112,242
Freddie Mac REMICS	435,978
Government National Mortgage Association	144,695
Total market value of collateral securities	1,020,000
Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	7,349,860
Total market value of collateral securities	7,349,860

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Pershing LLC (0.320%)
Fannie Mae REMICS	479,442
Federal Home Loan Banks	9,524
Freddie Mac Reference REMIC	1
Freddie Mac REMICS	117,429
Ginnie Mae I Pool	285,716
Ginnie Mae II Pool	665,106
Government National Mortgage Association	29,614
United States Treasury Note/Bond	453,168
Total market value of collateral securities	2,040,000

Abbreviation Legend

REMIC(S) Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	70,657,791	—	—	70,657,791
Consumer Staples	11,373,003	—	—	11,373,003
Energy	38,463,410	—	—	38,463,410
Financials	148,495,309	—	—	148,495,309
Health Care	101,480,662	—	—	101,480,662
Industrials	202,146,991	—	—	202,146,991
Information Technology	195,935,935	—	—	195,935,935
Materials	60,458,759	—	—	60,458,759
Telecommunication Services	5,362,842	—	—	5,362,842
Utilities	16,538,244	—	—	16,538,244
Total Equity Securities	850,912,946	—	—	850,912,946
Other
Money Market Funds	25,948,350	—	—	25,948,350
Investments of Cash Collateral Received for Securities on Loan	—	15,205,740	—	15,205,740
Total Other	25,948,350	15,205,740	—	41,154,090
Total	876,861,296	15,205,740	—	892,067,036

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Small Cap Core Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $742,489,986)	$839,934,284
Affiliated issuers (identified cost $45,259,777)	36,927,012
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $15,205,740)	15,205,740
Total investments (identified cost $802,955,503)	892,067,036
Receivable for:
Investments sold	4,210,252
Capital shares sold	3,784,752
Dividends	516,710
Interest	62,418
Prepaid expenses	13,551
Trustees' deferred compensation plan	74,714
Total assets	900,729,433
Liabilities
Due upon return of securities on loan	15,205,740
Payable for:
Investments purchased	3,239,047
Capital shares purchased	564,494
Investment management fees	18,441
Distribution and service fees	3,252
Transfer agent fees	194,617
Administration fees	1,863
Compensation of board members	964
Chief compliance officer expenses	128
Expense reimbursement due to Investment Manager	122
Other expenses	87,918
Trustees' deferred compensation plan	74,714
Total liabilities	19,391,300
Net assets applicable to outstanding capital stock	$881,338,133
Represented by
Paid-in capital	$765,374,054
Accumulated net investment loss	(92,757)
Accumulated net realized gain	26,945,303
Unrealized appreciation (depreciation) on:
Investments	89,111,533
Total — representing net assets applicable to outstanding capital stock	$881,338,133
*Value of securities on loan	$14,624,148

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Small Cap Core Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$228,302,655
Shares outstanding	15,167,708
Net asset value per share	$15.05
Maximum offering price per share(a)	$15.97
Class B
Net assets	$1,496,929
Shares outstanding	113,513
Net asset value per share	$13.19
Class C
Net assets	$26,077,386
Shares outstanding	1,975,292
Net asset value per share	$13.20
Class I
Net assets	$55,275,592
Shares outstanding	3,541,355
Net asset value per share	$15.61
Class T
Net assets	$68,073,738
Shares outstanding	4,608,741
Net asset value per share	$14.77
Maximum offering price per share(a)	$15.67
Class W
Net assets	$60,111,829
Shares outstanding	3,993,564
Net asset value per share	$15.05
Class Z
Net assets	$442,000,004
Shares outstanding	28,414,279
Net asset value per share	$15.56

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Small Cap Core Fund

Statement of Operations

	Year Ended August 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$7,905,387	$6,342,290
Interest	—	22,925
Dividends — affiliated issuers	36,658	5,280
Income from securities lending — net	446,020	76,519
Foreign taxes withheld	(14,325)	(12,979)
Total income	8,373,740	6,434,035
Expenses:
Investment management fees	5,961,050	5,993,236
Distribution fees
Class B	29,241	114,427
Class C	185,335	188,086
Service fees
Class A	484,083	414,238
Class B	9,747	38,142
Class C	61,778	62,696
Class W	116,270	138,715
Shareholder service fee — Class T	196,073	239,882
Transfer agent fees
Class A	414,667	328,497
Class B	11,822	31,765
Class C	52,859	49,978
Class T	141,449	164,572
Class W	105,292	113,425
Class Z	868,819	934,598
Administration fees	602,264	563,842
Compensation of board members	37,470	41,929
Pricing and bookkeeping fees	—	108,034
Custodian fees	17,882	22,498
Printing and postage fees	135,497	139,751
Registration fees	139,627	85,800
Professional fees	55,536	79,868
Chief compliance officer expenses	261	1,641
Other	31,022	27,562
Total expenses	9,658,044	9,883,182
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(72,282)	(234,050)
Expense reductions	(3,665)	(5,156)
Total net expenses	9,582,097	9,643,976
Net investment loss	(1,208,357)	(3,209,941)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	28,924,636	46,014,237
Net realized gain	28,924,636	46,014,237
Net change in unrealized appreciation (depreciation) on:
Investments	105,521,122	(59,114,142)
Net change in unrealized appreciation (depreciation)	105,521,122	(59,114,142)
Net realized and unrealized gain (loss)	134,445,758	(13,099,905)
Net change in net assets resulting from operations	$133,237,401	$(16,309,846)

(a) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Small Cap Core Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012(a)	Year Ended September 30, 2011	Year Ended September 30, 2010(b)
Operations
Net investment loss	$(1,208,357)	$(3,209,941)	$(1,536,491)
Net realized gain	28,924,636	46,014,237	14,737,595
Net change in unrealized appreciation (depreciation)	105,521,122	(59,114,142)	70,278,331
Net increase (decrease) in net assets resulting from operations	133,237,401	(16,309,846)	83,479,435
Distributions to shareholders from
Net realized gains
Class A	(7,224,924)	—	—
Class B	(369,209)	—	—
Class C	(1,099,438)	—	—
Class I	(149,258)	—	—
Class T	(2,773,408)	—	—
Class W	(1,481,992)	—	—
Class Z	(15,795,495)	—	—
Total distributions to shareholders	(28,893,724)	—	—
Increase (decrease) in net assets from capital stock activity	103,817,259	47,256,524	13,647,902
Proceeds from regulatory settlements (Note 6)	—	12,545	—
Total increase in net assets	208,160,936	30,959,223	97,127,337
Net assets at beginning of year	673,177,197	642,217,974	545,090,637
Net assets at end of year	$881,338,133	$673,177,197	$642,217,974
Accumulated net investment loss	$(92,757)	$(528,456)	$(547,519)

(a) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b) Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Small Cap Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	5,937,667	88,929,326	7,054,588	109,013,946	4,149,507	51,127,715
Distributions reinvested	405,420	5,890,749	—	—	—	—
Redemptions	(3,698,982)	(55,244,044)	(3,643,742)	(56,019,850)	(2,070,656)	(25,689,627)
Net increase	2,644,105	39,576,031	3,410,846	52,994,096	2,078,851	25,438,088
Class B shares
Subscriptions	13,417	179,314	32,709	438,251	39,113	429,257
Distributions reinvested	22,978	294,119	—	—	—	—
Redemptions(c)	(726,478)	(9,513,750)	(529,687)	(7,192,883)	(400,346)	(4,476,695)
Net decrease	(690,083)	(9,040,317)	(496,978)	(6,754,632)	(361,233)	(4,047,438)
Class C shares
Subscriptions	422,146	5,570,305	730,825	10,197,519	318,672	3,538,275
Distributions reinvested	67,210	860,955	—	—	—	—
Redemptions	(470,688)	(6,243,056)	(421,882)	(5,744,942)	(440,235)	(4,877,105)
Net increase (decrease)	18,668	188,204	308,943	4,452,577	(121,563)	(1,338,830)
Class I shares
Subscriptions	3,857,856	63,803,555	310,294	4,818,092	187	2,500
Distributions reinvested	9,930	149,152	—	—	—	—
Redemptions	(607,712)	(9,376,977)	(29,200)	(462,831)	—	—
Net increase	3,260,074	54,575,730	281,094	4,355,261	187	2,500
Class T shares
Subscriptions	72,075	1,040,646	42,096	642,556	43,232	529,032
Distributions reinvested	131,931	1,881,336	—	—	—	—
Redemptions	(583,657)	(8,570,096)	(698,375)	(10,535,505)	(957,438)	(11,648,106)
Net decrease	(379,651)	(5,648,114)	(656,279)	(9,892,949)	(914,206)	(11,119,074)
Class W shares
Subscriptions	2,043,493	31,632,033	5,725,192	83,442,893	192	2,500
Distributions reinvested	101,988	1,481,883	—	—	—	—
Redemptions	(1,360,326)	(20,473,264)	(2,516,975)	(39,253,421)	—	—
Net increase	785,155	12,640,652	3,208,217	44,189,472	192	2,500
Class Z shares
Subscriptions	7,537,453	117,291,610	9,636,904	152,660,806	7,740,576	98,116,927
Distributions reinvested	467,470	7,007,375	—	—	—	—
Redemptions	(7,269,428)	(112,773,912)	(12,021,499)	(194,748,107)	(7,423,189)	(93,406,771)
Net increase (decrease)	735,495	11,525,073	(2,384,595)	(42,087,301)	317,387	4,710,156
Total net increase	6,373,763	103,817,259	3,671,248	47,256,524	999,615	13,647,902

(a) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b) Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Small Cap Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,		Year Ended September 30,
Class A	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$12.98		$13.33		$11.58		$14.14		$20.01		$19.72
Income from investment operations:
Net investment income (loss)	(0.04)		(0.07)		(0.05)		(0.02)		(0.09)		0.04	(b)
Net realized and unrealized gain (loss)	2.68		(0.28)		1.80		(1.39)		(2.11)		2.46
Total from investment operations	2.64		(0.35)		1.75		(1.41)		(2.20)		2.50
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.03)		—
Net realized gains	(0.57)		—		—		(1.15)		(3.64)		(2.21)
Total distributions to shareholders	(0.57)		—		—		(1.15)		(3.67)		(2.21)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	—		—
Net asset value, end of period	$15.05		$12.98		$13.33		$11.58		$14.14		$20.01
Total return	20.46%		(2.63%)		15.11%		(7.41%)		(12.86%)		13.30%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.37	%(e)	1.32%		1.30%		1.33%		1.25%		1.21%
Net expenses after fees waived or expenses reimbursed(f)	1.36	%(e)(g)	1.29	%(g)	1.30	%(g)	1.33	%(g)	1.25	%(g)	1.21	%(g)
Net investment income (loss)	(0.28	%)(e)(g)	(0.48	%)(g)	(0.38	%)(g)	(0.28	%)(g)	(0.56	%)(g)	0.22	%(g)
Supplemental data
Net assets, end of period (in thousands)	$228,303		$162,502		$121,456		$81,474		$115,246		$176,504
Portfolio turnover	26%		33%		26%		11%		25%		44%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$11.50		$11.90		$10.42		$12.97		$18.75		$18.73
Income from investment operations:
Net investment loss	(0.12)		(0.17)		(0.12)		(0.09)		(0.19)		(0.10	)(b)
Net realized and unrealized gain (loss)	2.38		(0.23)		1.60		(1.31)		(1.95)		2.33
Total from investment operations	2.26		(0.40)		1.48		(1.40)		(2.14)		2.23
Less distributions to shareholders:
Net realized gains	(0.57)		—		—		(1.15)		(3.64)		(2.21)
Total distributions to shareholders	(0.57)		—		—		(1.15)		(3.64)		(2.21)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	—		—
Net asset value, end of period	$13.19		$11.50		$11.90		$10.42		$12.97		$18.75
Total return	19.77%		(3.36%)		14.20%		(8.08%)		(13.53%)		12.49%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.20	%(e)	2.08%		2.05%		2.08%		2.00%		1.96%
Net expenses after fees waived or expenses reimbursed(f)	2.11	%(e)(g)	2.04	%(g)	2.05	%(g)	2.08	%(g)	2.00	%(g)	1.96	%(g)
Net investment loss	(1.00	%)(e)(g)	(1.26	%)(g)	(1.11	%)(g)	(1.03	%)(g)	(1.31	%)(g)	(0.53	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$1,497		$9,244		$15,478		$17,317		$23,085		$35,918
Portfolio turnover	26%		33%		26%		11%		25%		44%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.06 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$11.52		$11.92		$10.43		$12.99		$18.76		$18.75
Income from investment operations:
Net investment loss	(0.12)		(0.17)		(0.12)		(0.09)		(0.19)		(0.10	)(b)
Net realized and unrealized gain (loss)	2.37		(0.23)		1.61		(1.32)		(1.94)		2.32
Total from investment operations	2.25		(0.40)		1.49		(1.41)		(2.13)		2.22
Less distributions to shareholders:
Net realized gains	(0.57)		—		—		(1.15)		(3.64)		(2.21)
Total distributions to shareholders	(0.57)		—		—		(1.15)		(3.64)		(2.21)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	—		—
Net asset value, end of period	$13.20		$11.52		$11.92		$10.43		$12.99		$18.76
Total return	19.65%		(3.36%)		14.29%		(8.15%)		(13.46%)		12.41%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.12	%(e)	2.07%		2.05%		2.08%		2.00%		1.96%
Net expenses after fees waived or expenses reimbursed(f)	2.11	%(e)(g)	2.04	%(g)	2.05	%(g)	2.08	%(g)	2.00	%(g)	1.96	%(g)
Net investment loss	(1.03	%)(e)(g)	(1.23	%)(g)	(1.12	%)(g)	(1.03	%)(g)	(1.29	%)(g)	(0.53	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$26,077		$22,535		$19,635		$18,461		$24,756		$42,312
Portfolio turnover	26%		33%		26%		11%		25%		44%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.06 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class I	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$13.38		$13.69		$13.37
Income from investment operations:
Net investment income (loss)	0.03		(0.01)		0.00	(c)
Net realized and unrealized gain (loss)	2.77		(0.30)		0.32
Total from investment operations	2.80		(0.31)		0.32
Less distributions to shareholders:
Net realized gains	(0.57)		—		—
Total distributions to shareholders	(0.57)		—		—
Proceeds from regulatory settlements	—		0.00	(c)	—
Net asset value, end of period	$15.61		$13.38		$13.69
Total return	21.06%		(2.26%)		2.39%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.91	%(e)	0.88%		0.90	%(e)
Net expenses after fees waived or expenses reimbursed(f)	0.91	%(e)	0.88	%(g)	0.90	%(e)(g)
Net investment income (loss)	0.19	%(e)	(0.04	%)(g)	2.13	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$55,276		$3,765		$3
Portfolio turnover	26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class T	2012(a)		2011		2010		2009		2008		2007(b)
Per share data
Net asset value, beginning of period	$12.75		$13.10		$11.39		$13.94		$19.78		$19.53
Income from investment operations:
Net investment income (loss)	(0.04)		(0.08)		(0.05)		(0.03)		(0.10)		0.03	(c)
Net realized and unrealized gain (loss)	2.63		(0.27)		1.76		(1.37)		(2.08)		2.43
Total from investment operations	2.59		(0.35)		1.71		(1.40)		(2.18)		2.46
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.02)		—
Net realized gains	(0.57)		—		—		(1.15)		(3.64)		(2.21)
Total distributions to shareholders	(0.57)		—		—		(1.15)		(3.66)		(2.21)
Proceeds from regulatory settlements	—		0.00	(d)	—		0.00	(d)	—		—
Net asset value, end of period	$14.77		$12.75		$13.10		$11.39		$13.94		$19.78
Total return	20.44%		(2.67%)		15.01%		(7.45%)		(12.90%)		13.22%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.42	%(f)	1.38%		1.35%		1.38%		1.30%		1.26%
Net expenses after fees waived or expenses reimbursed(g)	1.41	%(f)(h)	1.35	%(h)	1.35	%(h)	1.38	%(h)	1.30	%(h)	1.26	%(h)
Net investment income (loss)	(0.33	%)(f)(h)	(0.56	%)(h)	(0.42	%)(h)	(0.34	%)(h)	(0.63	%)(h)	0.17	%(h)
Supplemental data
Net assets, end of period (in thousands)	$68,074		$63,595		$73,960		$74,722		$98,299		$136,381
Portfolio turnover	26%		33%		26%		11%		25%		44%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  On August 8, 2007, Class G shares were converted to Class T shares.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class W	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$12.98		$13.32		$13.01
Income from investment operations:
Net investment income (loss)	(0.04)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)	2.68		(0.27)		0.31
Total from investment operations	2.64		(0.34)		0.31
Less distributions to shareholders:
Net realized gains	(0.57)		—		—
Total distributions to shareholders	(0.57)		—		—
Proceeds from regulatory settlements	—		0.00	(c)	—
Net asset value, end of period	$15.05		$12.98		$13.32
Total return	20.46%		(2.55%)		2.38%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.38	%(e)	1.32%		1.34	%(e)
Net expenses after fees waived or expenses reimbursed(f)	1.36	%(e)(g)	1.29	%(g)	1.34	%(e)(g)
Net investment income (loss)	(0.27	%)(e)(g)	(0.47	%)(g)	1.69	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$60,112		$41,634		$3
Portfolio turnover	26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended September 30,
Class Z	2012(a)		2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$13.36		$13.69		$11.87		$14.42		$20.33		$19.96
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.04)		(0.02)		0.00	(b)	(0.04)		0.09	(c)
Net realized and unrealized gain (loss)	2.77		(0.29)		1.84		(1.40)		(2.15)		2.49
Total from investment operations	2.77		(0.33)		1.82		(1.40)		(2.19)		2.58
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.08)		—
Net realized gains	(0.57)		—		—		(1.15)		(3.64)		(2.21)
Total distributions to shareholders	(0.57)		—		—		(1.15)		(3.72)		(2.21)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$15.56		$13.36		$13.69		$11.87		$14.42		$20.33
Total return	20.86%		(2.41%)		15.33%		(7.18%)		(12.60%)		13.56%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.12	%(e)	1.07%		1.05%		1.08%		1.00%		0.96%
Net expenses after fees waived or expenses reimbursed(f)	1.11	%(e)(g)	1.05	%(g)	1.05	%(g)	1.08	%(g)	1.00	%(g)	0.96	%(g)
Net investment income (loss)	(0.03	%)(e)(g)	(0.26	%)(g)	(0.12	%)(g)	(0.04	%)(g)	(0.27	%)(g)	0.46	%(g)
Supplemental data
Net assets, end of period (in thousands)	$442,000		$369,903		$411,684		$353,117		$413,763		$834,537
Portfolio turnover	26%		33%		26%		11%		25%		44%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to less than $0.01.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Small Cap Core Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Small Cap Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to August 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

The Fund is authorized to issue Class R4 and Class R5 shares, which would not be subject to sales charges; however, these share classes are not currently offered for sale.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for

Annual Report 2012
26

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2012

securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2012
27

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2012

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. Prior to July 1, 2011, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.75% to 0.55% as the Fund's net assets increased. The annualized effective investment management fee rate for the period ended August 31, 2012, and for the year ended September 30, 2011, was 0.77% and 0.74%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The annualized effective administration fee rate for the period ended August 31, 2012, and for the year ended September 30, 2011, was 0.08% and 0.07%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed

Annual Report 2012
28

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2012

$140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

The Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended August 31, 2012	Year ended September 30, 2011
Class A	0.21%	0.20%
Class B	0.30	0.21
Class C	0.21	0.20
Class T	0.22	0.21
Class W	0.23	0.20
Class Z	0.21	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended August 31, 2012 and the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $3,665 and $5,071, respectively.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Annual Report 2012
29

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2012

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the period ended August 31, 2012 and the year ended September 30, 2011, the annualized effective shareholder services fee rate was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $93,371 for Class A, $922 for Class B, $2,447 for Class C and $5,432 for Class T shares for the period ended August 31, 2012 and $162,736 for Class A, $593 for Class B, $1,576 for Class C and $5,871 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.36%
Class B	2.11
Class C	2.11
Class I	0.98
Class T	1.41
Class W	1.36
Class Z	1.11

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10
Class I	0.96
Class T	1.40
Class W	1.35
Class Z	1.10

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, net operating loss reclassifications, passive foreign investment company (PFIC) holdings, and re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require

Annual Report 2012
30

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2012

reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$1,644,056
Accumulated net realized gain	(1,413,851)
Paid-in capital	(230,205)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended August 31, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Ordinary income	$—	$—	$—
Long-term capital gains	28,893,724	—	—
Tax return of capital	—	—	—
Total	28,893,724	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,830,047
Undistributed long-term capital gain	22,546,312
Unrealized appreciation	88,662,433

At August 31, 2012, the cost of investments for federal income tax purposes was $803,404,603 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$188,482,413
Unrealized depreciation	(99,819,980)
Net unrealized appreciation	88,662,433

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $266,670,418 and $213,438,980, respectively, for the period ended August 31, 2012.

Note 6. Regulatory Settlements

During the year ended September 30, 2011, the Fund received payments of $12,545 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates

Annual Report 2012
31

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2012

paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At August 31, 2012, securities valued at $14,624,148 were on loan, secured by cash collateral of $15,205,740 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period October 1, 2010 through July 11, 2011, these credits reduced total expenses by $85.

Note 9. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At August 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 46.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% was accrued and apportioned among the participating funds pro rata based on their relative net assets.

The Fund had no borrowings during the period ended August 31, 2012.

Annual Report 2012
32

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2012

The Fund had no borrowings during the year ended September 30, 2011.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
33

Columbia Small Cap Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Small Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Core Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
34

Columbia Small Cap Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal period ended August 31, 2012, $23,801,445, or, if subsequently determined to be different, the net capital gain of such period.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
35

Columbia Small Cap Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
36

Columbia Small Cap Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
37

Columbia Small Cap Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
38

Columbia Small Cap Core Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Small Cap Core Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
39

Columbia Small Cap Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the fifty-third, twenty-eighth and thirty-second percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
40

Columbia Small Cap Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the third and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
41

Columbia Small Cap Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
42

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Annual Report 2012
44

Columbia Small Cap Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Columbia Small Cap Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1721 D (10/12)

Annual Report

August 31, 2012

Columbia Small Cap Growth Fund I

Not FDIC insured • No bank guarantee • May lose value

Columbia Small Cap Growth Fund I

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Small Cap Growth Fund I

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Board Consideration and Approval of Advisory Agreement	40
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Small Cap Growth Fund I

Performance Overview

Performance Summary

>  Columbia Small Cap Growth Fund I (the Fund) Class A shares returned 8.81% excluding sales charges for the 12-month period ended August 31, 2012.

>  The Fund underperformed its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, which returned 12.72% and 13.40%, respectively, for the same time period.

>  Security selection generally accounted for the shortfall versus both indices.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	11/01/05
Excluding sales charges		8.81	2.93	10.08
Including sales charges		2.54	1.72	9.43
Class B*	11/01/05
Excluding sales charges		7.99	2.15	9.27
Including sales charges		3.10	1.82	9.27
Class C*	11/01/05
Excluding sales charges		7.99	2.16	9.27
Including sales charges		7.01	2.16	9.27
Class I*	09/27/10	9.27	3.26	10.39
Class R*	09/27/10	8.48	2.68	9.81
Class Y*	07/15/09	9.27	3.29	10.40
Class Z	10/01/96	9.06	3.18	10.35
Russell 2000 Growth Index		12.72	2.94	9.40
Russell 2000 Index		13.40	1.90	9.00

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Small Cap Growth Fund I

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Small Cap Growth Fund I

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2012, the Fund's Class A shares returned 8.81% excluding sales charges. The Fund underperformed its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, which returned 12.72% and 13.40%, respectively, for the same time period. Security selection generally accounted for the Fund's shortfall versus the Russell 2000 Growth Index. Sector allocation was generally positive for the Fund, but cash, which the index does not hold, modestly detracted from performance.

Strong Market Advance Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and second quarter growth was just 1.3%. Job growth was strong early in 2012, but has been uneven over the past few months. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, the August jobs figure was lower than expected and manufacturing activity — the one consistent bright spot throughout this recovery — slipped. A widely followed measure of consumer confidence from The Conference Board rose in the first half of the period, then generally fell in the second half in response to shifting economic prospects. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market began the period on the upswing. Larger-cap, more defensive stocks led the rally, which broadened to include mid- and small-caps into 2012 on solid corporate earnings, a better housing market and growing investor confidence. Volatility increased in the spring as worries over the sovereign debt problems in Europe and the economy at home resurfaced. Stock prices fell sharply in the second quarter of 2012 before regaining ground in the final months of the reporting period.

Disappointments in Consumer and Industrial Sectors

Stock selection within consumer discretionary, consumer staples, technology and industrials generated the Fund's biggest disappointments. Within the consumer discretionary sector, Shutterfly, Crocs and Tempur-pedic International — all of which were overweighted relative to the index — were the top detractors from relative performance. Shutterfly, a leading online photo, card and album retailer, reported a loss during the period and lowered its earnings outlook amidst rising competition. Both Crocs and Tempur-pedic suffered a share price decline on reduced earnings. We sold both Tempur-pedic and Crocs before the end of the period. In the consumer staples sector, Diamond Foods was the most significant disappointment of the period. Questions about the snack maker's accounting practices forced it to delay a major acquisition and we sold the stock. Within the technology sector, Ancestry.com, an online family history resource, and Universal Display, which makes lighting for use in portable electronic media devices, lost significant ground as they lowered their earnings guidance during the period. We sold both stocks before the end of the period.

Solid Gains from Health Care, Energy and Financials

Within the health care sector, overweights in Onyx Pharmaceuticals, Align Technology and Catalyst Health Solutions bolstered relative returns. Onyx surged late in the period on favorable news from the Food and Drug Administration

Portfolio Management

Wayne Collette, CFA

George Myers, CFA

Lawrence Lin, CFA

Brian Neigut

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2012
4

Columbia Small Cap Growth Fund I

Manager Discussion of Fund Performance (continued)

regarding a new cancer treatment medicine. Align, which manufactures invisible orthodontics, showed solid growth among teens and benefited from geographic expansion, which led to strong results during the period. Catalyst Health Solutions, a full-service pharmacy benefit manager, received a boost after it was acquired at a premium of more than 25%. In the energy sector, equipment and service firm Complete Production Services was a top contributor to the Fund's return. Demand for its services rose as drillers sought to increase production. We sold the stock at a profit during the period and reallocated the proceeds to companies that we believe have higher potential upside going forward. Energy XXI was another strong performer within the energy sector. Both Complete Production Services and Energy XXI were overweights relative to the index, which further amplified their gains for the Fund. An overweight in Zillow in the financials sector also benefited relative result. The online real estate information marketplace Zillow reported growth in key revenue drivers, which boosted its share price. Center Financial was another top performer within financials, as its recent merger with Nara Bancorp created the largest and best-capitalized Korean American community bank.

Sector Allocations Generated Mixed Results

In general, the Fund's strategy is to maintain sector weights that are close to those of the Russell 2000 Growth Index. Typically, any differences in sector weights are a reflection of bottom up analysis of individual stocks in those sectors rather than a top-down call on the sector itself. During this reporting period, overweights in the energy and consumer discretionary sectors aided performance, as did underweights in materials and telecommunication services. By contrast, an underweight in technology and overweights in industrials and financials detracted from performance.

During the period, the annual reconstitution of the Russell indices resulted in slight shifts to sector allocations, as did buying and selling decisions. We raised the Fund's overall exposure to the information technology sector from an underweight to an overweight relative to the Russell 2000 Growth Index. We lowered exposure to the materials sector, which was already underweight relative to the index at the beginning of the period.

Looking Ahead

Heading into the final months of 2012, we believe that investors will look for signs that the Federal Reserve (the Fed) plans to implement additional liquidity measures to spur on a fragile global economy. However, the Fed may be reaching the limits of its abilities to prop up the economy. Also, with government policy playing a greater role in driving the financial markets, focus has nervously turned to the November U.S. presidential election and the year-end expiration of tax cuts and economic stimulus. Meanwhile China's economy has slowed. Against this uncertain economic outlook, we remain focused on finding industries that stand to gain wallet share of the $60 trillion global economy and, in particular, companies that are gaining market share of those growth industries. We believe that there will be companies that, by virtue of their innovative products and solutions or their low-cost business models, can increase earnings at a well-above-average rate regardless of the growth rate of the economy. The focus of our bottom up fundamental research efforts is clearly on identifying these winning businesses across all market cycles.

Top Ten Holdings (%) (at August 31, 2012)
Casey's General Stores, Inc.	2.1
Hexcel Corp.	1.8
Brookdale Senior Living, Inc.	1.6
HMS Holdings Corp.	1.6
Aspen Technology, Inc.	1.6
CommVault Systems, Inc.	1.5
GNC Holdings, Inc., Class A	1.4
Elizabeth Arden, Inc.	1.4
Coinstar, Inc.	1.4
Domino's Pizza, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	99.1
Consumer Discretionary	19.1
Consumer Staples	5.5
Energy	5.6
Financials	7.7
Health Care	20.9
Industrials	17.2
Information Technology	22.5
Utilities	0.6
Money Market Funds	0.9
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

Annual Report 2012
5

Columbia Small Cap Growth Fund I

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.30	1,018.55	6.55	6.65	1.31
Class B	1,000.00	1,000.00	986.40	1,014.78	10.29	10.43	2.06
Class C	1,000.00	1,000.00	986.40	1,014.78	10.29	10.43	2.06
Class I	1,000.00	1,000.00	992.40	1,020.71	4.41	4.47	0.88
Class R	1,000.00	1,000.00	988.60	1,017.29	7.80	7.91	1.56
Class Y	1,000.00	1,000.00	992.40	1,020.81	4.31	4.37	0.86
Class Z	1,000.00	1,000.00	991.40	1,019.81	5.31	5.38	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Small Cap Growth Fund I

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%

Issuer	Shares	Value ($)
Consumer Discretionary 19.2%
Diversified Consumer Services 1.4%
Coinstar, Inc.(a)(b)	271,200	13,863,744
Hotels, Restaurants & Leisure 3.0%
Domino's Pizza, Inc.(a)	368,500	13,059,640
Life Time Fitness, Inc.(a)(b)	221,900	10,535,812
Six Flags Entertainment Corp.	125,200	6,914,796
Total		30,510,248
Household Durables 1.6%
Harman International Industries, Inc.	176,400	8,119,692
Skullcandy, Inc.(b)	444,300	6,815,562
Zagg, Inc.(a)(b)	167,300	1,259,769
Total		16,195,023
Internet & Catalog Retail 0.8%
Kayak Software Corp.(a)(b)	190,500	5,200,650
Shutterfly, Inc.(b)	98,800	2,939,300
Total		8,139,950
Leisure Equipment & Products 1.5%
Arctic Cat, Inc.(a)(b)	233,800	10,114,188
Polaris Industries, Inc.(a)	70,610	5,309,166
Total		15,423,354
Media 0.7%
National CineMedia, Inc.	494,300	7,167,350
Specialty Retail 7.9%
Asbury Automotive Group, Inc.(a)(b)	244,000	6,756,360
Cabela's, Inc.(a)(b)	194,800	9,352,348
GameStop Corp., Class A(a)	219,000	4,178,520
GNC Holdings, Inc., Class A(a)	375,317	14,581,065
Lumber Liquidators Holdings, Inc.(a)(b)	173,072	8,075,540
Pier 1 Imports, Inc.(a)	412,775	7,628,082
Rent-A-Center, Inc.	258,000	9,102,240
Select Comfort Corp.(a)(b)	239,200	6,833,944
Tile Shop Holdings, Inc.(a)(b)	505,700	6,346,535
Vitamin Shoppe, Inc.(a)(b)	136,900	7,339,209
Total		80,193,843
Textiles, Apparel & Luxury Goods 2.3%
Fifth & Pacific Companies, Inc.(a)(b)	460,900	6,106,925
Gildan Activewear, Inc.	381,800	11,599,084

Common Stocks (continued)

Issuer	Shares	Value ($)
Tumi Holdings, Inc.(a)(b)	297,661	6,268,740
Total		23,974,749
Total Consumer Discretionary		195,468,261
Consumer Staples 5.6%
Food & Staples Retailing 3.6%
Casey's General Stores, Inc.(a)	383,664	21,696,199
Fresh Market, Inc. (The)(b)	141,000	8,138,520
Harris Teeter Supermarkets, Inc.	170,300	6,653,621
Total		36,488,340
Food Products 0.6%
Post Holdings, Inc.(b)	183,100	5,465,535
Personal Products 1.4%
Elizabeth Arden, Inc.(a)(b)	311,211	14,483,760
Total Consumer Staples		56,437,635
Energy 5.6%
Energy Equipment & Services 1.0%
Superior Energy Services, Inc.(b)	501,972	10,425,959
Oil, Gas & Consumable Fuels 4.6%
Energy XXI Bermuda Ltd.(a)	315,842	10,388,043
Golar LNG Ltd.(a)	157,400	6,157,488
Kodiak Oil & Gas Corp.(a)(b)	466,634	4,171,708
Oasis Petroleum, Inc.(a)(b)	406,495	11,922,498
Resolute Energy Corp.(a)(b)	575,965	5,206,724
Teekay Tankers Ltd., Class A	931,800	3,717,882
Western Refining, Inc.	186,100	5,205,217
Total		46,769,560
Total Energy		57,195,519
Financials 7.8%
Commercial Banks 1.2%
Signature Bank(b)	184,150	11,901,615
Consumer Finance 0.8%
DFC Global Corp.(b)	434,449	8,089,440
Insurance 0.6%
Arthur J Gallagher & Co.	174,200	6,222,424
Real Estate Investment Trusts (REITs) 4.1%
DiamondRock Hospitality Co.(a)	880,500	8,470,410
Home Properties, Inc.(a)	189,800	12,118,730
Omega Healthcare Investors, Inc.(a)	378,700	9,096,374

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Redwood Trust, Inc.	413,500	5,925,455
Summit Hotel Properties, Inc.(a)	725,041	6,177,349
Total		41,788,318
Real Estate Management & Development 1.1%
Zillow, Inc., Class A(a)(b)	270,170	11,241,774
Total Financials		79,243,571
Health Care 21.0%
Biotechnology 6.2%
Alkermes PLC(a)(b)	629,600	11,553,160
Amarin Corp. PLC, ADR(a)(b)	593,400	8,123,646
Ariad Pharmaceuticals, Inc.(a)(b)	254,900	5,240,744
Dynavax Technologies Corp.(b)	941,513	3,681,316
Exact Sciences Corp.(b)	486,700	4,832,931
Idenix Pharmaceuticals, Inc.(b)	1,216,507	6,873,265
Ironwood Pharmaceuticals, Inc.(a)(b)	342,855	4,295,973
Onyx Pharmaceuticals, Inc.(b)	128,559	9,245,963
Rigel Pharmaceuticals, Inc.(a)(b)	637,700	5,943,364
TESARO, Inc.(b)	292,658	3,623,106
Total		63,413,468
Health Care Equipment & Supplies 4.6%
Align Technology, Inc.(a)(b)	331,424	11,251,845
Insulet Corp.(a)(b)	548,389	11,499,717
Masimo Corp.(a)(b)	349,824	7,724,114
NxStage Medical, Inc.(a)(b)	588,400	7,502,100
Volcano Corp.(b)	296,100	8,373,708
Total		46,351,484
Health Care Providers & Services 5.4%
Brookdale Senior Living, Inc.(b)	746,990	16,232,093
Catamaran Corp.(b)	64,214	5,596,250
Centene Corp.(a)(b)	164,100	6,664,101
HMS Holdings Corp.(a)(b)	460,113	15,855,494
IPC The Hospitalist Co., Inc.(a)(b)	232,200	10,260,918
Total		54,608,856
Health Care Technology 0.5%
athenahealth, Inc.(a)(b)	63,400	5,602,658
Life Sciences Tools & Services 1.3%
Fluidigm Corp.(b)	314,377	4,916,856
ICON PLC, ADR(a)(b)	361,789	8,292,204
Total		13,209,060

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 3.0%
Akorn, Inc.(a)(b)	319,000	4,414,960
Impax Laboratories, Inc.(a)(b)	479,690	11,354,263
MAP Pharmaceuticals, Inc.(a)(b)	471,005	6,330,307
Salix Pharmaceuticals Ltd.(a)(b)	197,095	8,664,296
Total		30,763,826
Total Health Care		213,949,352
Industrials 17.3%
Aerospace & Defense 2.5%
Hexcel Corp.(a)(b)	815,200	18,480,584
LMI Aerospace, Inc.(b)	370,619	7,215,952
Total		25,696,536
Airlines 0.6%
Alaska Air Group, Inc.(b)	178,900	6,002,095
Building Products 1.1%
USG Corp.(a)(b)	553,700	11,384,072
Commercial Services & Supplies 2.4%
Clean Harbors, Inc.(b)	170,100	9,251,739
Portfolio Recovery Associates, Inc.(a)(b)	95,200	9,553,320
Tetra Tech, Inc.(b)	201,956	5,238,739
Total		24,043,798
Electrical Equipment 0.5%
Regal-Beloit Corp.	73,742	5,018,880
Machinery 3.6%
Chart Industries, Inc.(a)(b)	95,509	6,666,528
Lindsay Corp.(a)	104,073	6,802,212
Proto Labs, Inc.(a)(b)	215,009	6,764,183
Trinity Industries, Inc.	194,215	5,504,053
Woodward, Inc.(a)	327,900	11,453,547
Total		37,190,523
Marine 0.6%
Costamare, Inc.	481,364	6,339,564
Professional Services 1.3%
Acacia Research Corp.(a)(b)	210,031	5,532,216
Advisory Board Co. (The)(a)(b)	165,494	7,336,349
Total		12,868,565
Road & Rail 2.4%
Avis Budget Group, Inc.(a)(b)	296,400	4,866,888
Knight Transportation, Inc.(a)	265,300	3,793,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Landstar System, Inc.(a)	171,100	8,087,897
Roadrunner Transportation Systems, Inc.(a)(b)	436,986	7,638,515
Total		24,387,090
Trading Companies & Distributors 2.3%
TAL International Group, Inc.(a)	282,582	9,610,614
United Rentals, Inc.(b)	255,100	8,242,281
Watsco, Inc.(a)	75,300	5,682,138
Total		23,535,033
Total Industrials		176,466,156
Information Technology 22.7%
Communications Equipment 0.6%
Riverbed Technology, Inc.(a)(b)	311,300	6,222,887
Electronic Equipment, Instruments & Components 2.0%
Cognex Corp.(a)	188,300	6,795,747
FARO Technologies, Inc.(a)(b)	140,900	5,558,505
FEI Co.(a)	149,600	8,035,016
Total		20,389,268
Internet Software & Services 5.3%
Angie's List, Inc.(a)(b)	175,100	1,673,956
Bankrate, Inc.(a)(b)	321,466	5,522,786
Bazaarvoice, Inc.(b)	354,587	5,262,071
Cornerstone OnDemand, Inc.(b)	104,777	2,809,071
CoStar Group, Inc.(a)(b)	55,140	4,480,125
DealerTrack Holdings, Inc.(b)	347,500	9,622,275
IAC/InterActiveCorp.	219,900	11,399,616
Liquidity Services, Inc.(a)(b)	85,500	4,479,345
Stamps.com, Inc.(a)(b)	390,275	8,640,689
Total		53,889,934
IT Services 0.6%
Wright Express Corp.(a)(b)	81,219	5,347,459
Semiconductors & Semiconductor Equipment 3.3%
Cirrus Logic, Inc.(b)	86,400	3,600,288
Kulicke & Soffa Industries, Inc.(b)	397,258	4,500,933
Microsemi Corp.(b)	208,600	4,153,226
Power Integrations, Inc.(a)	175,000	6,062,000
Semtech Corp.(b)	433,600	10,631,872
Silicon Laboratories, Inc.(a)(b)	126,500	4,837,360
Total		33,785,679

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 10.9%
ACI Worldwide, Inc.(a)(b)	115,779	5,022,493
Aspen Technology, Inc.(b)	646,600	15,764,108
CommVault Systems, Inc.(a)(b)	311,400	15,700,788
Fortinet, Inc.(b)	481,400	12,761,914
Guidewire Software, Inc.(b)	419,668	11,981,521
Infoblox, Inc.(b)	232,764	5,071,928
Informatica Corp.(b)	173,200	5,646,320
Monitise PLC(b)	9,929,500	5,045,301
Parametric Technology Corp.(b)	191,715	4,073,944
Pegasystems, Inc.	102,900	2,781,387
Proofpoint, Inc.(b)	443,000	5,750,140
QLIK Technologies, Inc.(a)(b)	199,500	4,219,425
TIBCO Software, Inc.(b)	263,775	7,892,148
TiVo, Inc.(b)	402,300	3,656,907
Ultimate Software Group, Inc.(b)	54,600	5,415,774
Total		110,784,098
Total Information Technology		230,419,325
Utilities 0.6%
Electric Utilities 0.6%
UIL Holdings Corp.	180,200	6,339,436
Total Utilities		6,339,436
Total Common Stocks (Cost: $868,912,951)		1,015,519,255

Warrants —%

Energy —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)(b)(c)	128,560	40,431
Total Energy		40,431
Total Warrants (Cost: $110,576)		40,431
Money Market Funds 0.9%
Columbia Short-Term Cash Fund, 0.164%(d)(e)	9,046,846	9,046,846
Total Money Market Funds (Cost: $9,046,846)		9,046,846

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan 25.4%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 4.1%
Barton Capital Corporation 09/04/12	0.200%	4,999,778	4,999,778
Cancara Asset Securitisation LLC 09/12/12	0.230%	9,997,828	9,997,828
Kells Funding LLC 10/12/12	0.612%	3,987,664	3,987,664
Royal Park Investments Funding Corp. 09/25/12	0.650%	7,995,378	7,995,378
Salisbury Receivables Co. LLC 11/15/12	0.310%	3,997,003	3,997,003
Scaldis Capital LLC 09/19/12	0.390%	999,621	999,621
Sheffield Receivable Corp. 10/23/12	0.310%	4,996,125	4,996,125
Surrey Funding Corp. 10/03/12	0.290%	4,997,503	4,997,503
Total			41,970,900
Certificates of Deposit 12.4%
ABM AMRO Bank N.V. 09/21/12	0.560%	1,997,142	1,997,142
11/08/12	0.490%	4,993,747	4,993,747
Australia and New Zealand Banking Group Ltd. 11/16/12	0.620%	2,000,000	2,000,000
Barclays Bank PLC 10/26/12	0.310%	5,000,000	5,000,000
Credit Suisse 11/08/12	0.403%	5,000,000	5,000,000
DZ Bank AG 10/29/12	0.380%	5,000,000	5,000,000
11/23/12	0.360%	3,996,323	3,996,323
Deutsche Bank AG 09/14/12	0.750%	5,000,000	5,000,000
Development Bank of Singapore Ltd. 09/20/12	0.250%	5,000,000	5,000,000
09/24/12	0.250%	5,000,000	5,000,000
DnB NOR ASA 09/14/12	0.530%	5,000,000	5,000,000
Mizuho Corporate Bank Ltd. 11/14/12	0.340%	4,995,656	4,995,656
N.V. Bank Nederlandse Gemeenten 10/04/12	0.240%	10,000,000	10,000,000
National Australia Bank 10/29/12	0.291%	4,999,888	4,999,888
Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
National Bank of Canada 11/09/12	0.301%	5,000,000	5,000,000
Natixis 09/06/12	0.210%	5,000,000	5,000,000
Norinchukin Bank 11/21/12	0.370%	5,000,000	5,000,000
Pohjola Bank PLC 09/21/12	0.280%	4,000,000	4,000,000
Rabobank 10/26/12	0.515%	5,000,000	5,000,000
Skandinaviska Enskilda Banken 10/31/12	0.350%	10,000,000	10,000,000
Standard Chartered Bank PLC 10/05/12	0.630%	6,977,654	6,977,654
Sumitomo Mitsui Banking Corp. 09/05/12	0.350%	5,000,000	5,000,000
10/24/12	0.330%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd. 11/01/12	0.486%	7,000,000	7,000,000
Total			125,960,410
Commercial Paper 4.4%
Caisse des Depots 10/16/12	0.400%	4,994,944	4,994,944
Foreningsparbanken (Swedbank) 11/05/12	0.340%	4,995,514	4,995,514
11/06/12	0.320%	4,995,778	4,995,778
HSBC, Inc. 11/20/12	0.300%	4,996,250	4,996,250
Macquarie Bank Ltd. 10/19/12	0.980%	5,000,000	5,000,000
PB Capital Corp. 09/10/12	0.751%	4,993,646	4,993,646
Societe Generale 09/05/12	0.230%	4,999,776	4,999,776
Suncorp Metway Ltd. 10/09/12	0.450%	4,996,125	4,996,125
UBS Finance, Inc. 10/22/12	0.330%	4,995,875	4,995,875
Total			44,967,908
Repurchase Agreements 4.5%
Citibank NA dated 08/31/12, matures 09/04/12, repurchase price $13,000,289(f)	0.200%	13,000,000	13,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Credit Suisse Securities (USA) LLC(f) dated 08/28/12, matures 09/04/12, repurchase price $5,000,078	0.140%	5,000,000	5,000,000
dated 08/31/12, matures 09/04/12, repurchase price $5,645,958	0.150%	5,645,864	5,645,864
Mizuho Securities USA, Inc.(f) dated 08/31/12, matures 09/04/12, repurchase price $4,000,102	0.230%	4,000,000	4,000,000
repurchase price $5,000,133	0.240%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 08/31/12, matures 09/04/12 repurchase price $3,000,080(f)	0.240%	3,000,000	3,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Nomura Securities dated 08/31/12, matures 09/04/12, repurchase price $10,000,256(f)	0.230%	10,000,000	10,000,000
Total			45,645,864
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $258,545,082)			258,545,082
Total Investments (Cost: $1,136,615,455)			1,283,151,614
Other Assets & Liabilities, Net			(265,936,293)
Net Assets			1,017,215,321

Notes to Portfolio of Investments

(a)  At August 31, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2012 was $40,431, representing less than 0.01% of net assets. Information concerning such security holdings at August 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Magnum Hunter Resources Corp.	03/07/11 - 06/29/11	110,576

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	25,109,566	583,890,808	(599,953,528)	9,046,846	45,684	9,046,846

(e)  The rate shown is the seven-day current annualized yield at August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.200%)
Fannie Mae REMICS	5,799,804
Fannie Mae-Aces	1,528,507
Freddie Mac REMICS	4,678,240
Government National Mortgage Association	1,253,449
Total market value of collateral securities	13,260,000
Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.140%)
United States Treasury Bill	106,335
United States Treasury Inflation Indexed Bonds	227,289
United States Treasury Note/Bond	4,766,455
Total market value of collateral securities	5,100,079
Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	5,758,784
Total market value of collateral securities	5,758,784
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.230%)
United States Treasury Inflation Indexed Bonds	683,713
United States Treasury Note/Bond	2,945,646
United States Treasury Strip Coupon	369,418
United States Treasury Strip Principal	81,223
Total market value of collateral securities	4,080,000
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.240%)
Freddie Mac REMICS	117,402
Ginnie Mae I Pool	4,129,130
Ginnie Mae II Pool	114,120
Government National Mortgage Association	739,348
Total market value of collateral securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	360,517
Fannie Mae REMICS	938,704
Freddie Mac Non Gold Pool	102,224
Freddie Mac Reference REMIC	25
Freddie Mac REMICS	544,337
Ginnie Mae I Pool	2,850
Ginnie Mae II Pool	32,823
Government National Mortgage Association	1,078,602
Total market value of collateral securities	3,060,082
Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	7,002,669
Freddie Mac Gold Pool	3,197,331
Total market value of collateral securities	10,200,000

Abbreviation Legend

ADR  American Depositary Receipt

REMIC(S)  Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	195,468,261	—	—	195,468,261
Consumer Staples	56,437,635	—	—	56,437,635
Energy	57,195,519	—	—	57,195,519
Financials	79,243,571	—	—	79,243,571
Health Care	213,949,352	—	—	213,949,352
Industrials	176,466,156	—	—	176,466,156
Information Technology	225,374,024	5,045,301	—	230,419,325
Utilities	6,339,436	—	—	6,339,436
Warrants
Energy	—	40,431	—	40,431
Total Equity Securities	1,010,473,954	5,085,732	—	1,015,559,686
Other
Money Market Funds	9,046,846	—	—	9,046,846
Investments of Cash Collateral Received for Securities on Loan	—	258,545,082	—	258,545,082
Total Other	9,046,846	258,545,082	—	267,591,928
Total	1,019,520,800	263,630,814	—	1,283,151,614

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Small Cap Growth Fund I

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $869,023,527)	$1,015,559,686
Affiliated issuers (identified cost $9,046,846)	9,046,846
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $212,899,218)	212,899,218
Repurchase agreements (identified cost $45,645,864)	45,645,864
Total investments (identified cost $1,136,615,455)	1,283,151,614
Foreign currency (identified cost $131,561)	131,561
Receivable for:
Investments sold	343,638
Capital shares sold	519,252
Dividends	506,044
Interest	215,352
Reclaims	3,710
Prepaid expenses	15,714
Trustees' deferred compensation plan	37,050
Total assets	1,284,923,935
Liabilities
Due upon return of securities on loan	258,545,082
Payable for:
Investments purchased	5,218,537
Capital shares purchased	3,614,436
Investment management fees	21,298
Distribution and service fees	769
Transfer agent fees	187,799
Administration fees	2,150
Compensation of board members	1,414
Chief compliance officer expenses	150
Expense reimbursement due to Investment Manager	557
Other expenses	79,372
Trustees' deferred compensation plan	37,050
Total liabilities	267,708,614
Net assets applicable to outstanding capital stock	$1,017,215,321
Represented by
Paid-in capital	$797,393,706
Accumulated net investment loss	(2,815,813)
Accumulated net realized gain	76,101,663
Unrealized appreciation (depreciation) on:
Investments	146,536,159
Foreign currency translations	(394)
Total — representing net assets applicable to outstanding capital stock	$1,017,215,321
*Value of securities on loan	$253,542,492

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Small Cap Growth Fund I

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$61,031,998
Shares outstanding	2,065,726
Net asset value per share	$29.55
Maximum offering price per share(a)	$31.35
Class B
Net assets	$1,428,095
Shares outstanding	50,667
Net asset value per share	$28.19
Class C
Net assets	$11,287,259
Shares outstanding	400,457
Net asset value per share	$28.19
Class I
Net assets	$90,936,436
Shares outstanding	3,022,352
Net asset value per share	$30.09
Class R
Net assets	$54,026
Shares outstanding	1,833
Net asset value per share	$29.47
Class Y
Net assets	$12,495,679
Shares outstanding	415,442
Net asset value per share	$30.08
Class Z
Net assets	$839,981,828
Shares outstanding	28,021,478
Net asset value per share	$29.98

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Small Cap Growth Fund I

Statement of Operations

Year Ended August 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$6,870,131
Dividends — affiliated issuers	45,684
Income from securities lending — net	1,562,393
Foreign taxes withheld	(19,217)
Total income	8,458,991
Expenses:
Investment management fees	8,072,792
Distribution fees
Class B	12,251
Class C	99,385
Class R	276
Service fees
Class A	193,242
Class B	4,084
Class C	33,128
Transfer agent fees
Class A	152,418
Class B	3,325
Class C	25,119
Class R	105
Class Y	30
Class Z	1,625,379
Administration fees	814,772
Compensation of board members	47,468
Custodian fees	7,888
Printing and postage fees	95,249
Registration fees	132,894
Professional fees	74,544
Chief compliance officer expenses	445
Other	48,802
Total expenses	11,443,596
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(79,402)
Expense reductions	(4,628)
Total net expenses	11,359,566
Net investment loss	(2,900,575)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	88,810,589
Foreign currency translations	396
Net realized gain	88,810,985
Net change in unrealized appreciation (depreciation) on:
Investments	1,928,693
Foreign currency translations	(394)
Net change in unrealized appreciation	1,928,299
Net realized and unrealized gain	90,739,284
Net increase in net assets resulting from operations	$87,838,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Small Cap Growth Fund I

Statement of Changes in Net Assets

	Year Ended August 31, 2012	Year Ended August 31, 2011
Operations
Net investment loss	$(2,900,575)	$(9,178,650)
Net realized gain	88,810,985	145,301,435
Net change in unrealized appreciation	1,928,299	73,912,409
Net increase in net assets resulting from operations	87,838,709	210,035,194
Distributions to shareholders
Net realized gains
Class A	(8,033,542)	—
Class B	(165,165)	—
Class C	(1,317,176)	—
Class I	(6,933,914)	—
Class R	(5,346)	—
Class Y	(1,103,193)	—
Class Z	(85,995,735)	—
Total distributions to shareholders	(103,554,071)	—
Increase (decrease) in net assets from capital stock activity	(129,402,633)	161,854,735
Total increase (decrease) in net assets	(145,117,995)	371,889,929
Net assets at beginning of year	1,162,333,316	790,443,387
Net assets at end of year	$1,017,215,321	$1,162,333,316
Accumulated net investment loss	$(2,815,813)	$(3,205,174)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Small Cap Growth Fund I

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	434,890	12,391,899	1,365,459	42,903,630
Distributions reinvested	276,795	7,559,280	—	—
Redemptions	(1,692,890)	(48,465,439)	(961,860)	(30,447,867)
Net increase (decrease)	(981,205)	(28,514,260)	403,599	12,455,763
Class B shares
Subscriptions	689	18,573	8,470	251,645
Distributions reinvested	5,639	147,736	—	—
Redemptions(b)	(24,152)	(664,783)	(34,330)	(1,028,979)
Net decrease	(17,824)	(498,474)	(25,860)	(777,334)
Class C shares
Subscriptions	22,638	619,559	118,420	3,569,591
Distributions reinvested	36,659	960,467	—	—
Redemptions	(209,277)	(5,682,212)	(176,421)	(5,389,095)
Net decrease	(149,980)	(4,102,186)	(58,001)	(1,819,504)
Class I shares
Subscriptions	1,398,138	42,179,840	3,510,513	113,809,411
Distributions reinvested	250,131	6,933,641	—	—
Redemptions	(1,585,755)	(47,522,973)	(550,675)	(18,702,160)
Net increase	62,514	1,590,508	2,959,838	95,107,251
Class R shares
Subscriptions	471	13,483	1,860	63,654
Distributions reinvested	186	5,089	—	—
Redemptions	(677)	(19,707)	(7)	(256)
Net increase (decrease)	(20)	(1,135)	1,853	63,398
Class Y shares
Distributions reinvested	39,812	1,103,193	—	—
Redemptions	(576)	(17,161)	(198,653)	(6,600,000)
Net increase (decrease)	39,236	1,086,032	(198,653)	(6,600,000)
Class Z shares
Subscriptions	3,767,042	108,971,471	9,707,005	308,313,313
Distributions reinvested	1,592,084	44,037,051	—	—
Redemptions	(8,695,502)	(251,971,640)	(7,680,785)	(244,888,152)
Net increase (decrease)	(3,336,376)	(98,963,118)	2,026,220	63,425,161
Total net increase (decrease)	(4,383,655)	(129,402,633)	5,108,996	161,854,735

(a) Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Small Cap Growth Fund I

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$29.94		$23.55		$20.82		$27.82		$31.69
Income from investment operations:
Net investment loss	(0.15)		(0.31)		(0.26)		(0.19)		(0.24)
Net realized and unrealized gain (loss)	2.56		6.70		2.99		(6.81)		0.17
Total from investment operations	2.41		6.39		2.73		(7.00)		(0.07)
Less distributions to shareholders:
Net realized gains	(2.80)		—		—		—		(3.80)
Total distributions to shareholders	(2.80)		—		—		—		(3.80)
Net asset value, end of period	$29.55		$29.94		$23.55		$20.82		$27.82
Total return	8.81%		27.13%		13.11%		(25.16%)		(1.34	%)(a)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.33%		1.30%		1.32%(c)		1.40%		1.37%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.31%(e)		1.30%(e)		1.32%(c)(e)		1.37%(e)		1.37%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.33%		1.30%		1.32%		1.40%		1.37%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.31	%(e)	1.30	%(e)	1.32	%(e)	1.37	%(e)	1.37	%(e)
Net investment loss	(0.53	%)(e)	(1.00	%)(e)	(1.10	%)(e)	(1.01	%)(e)	(0.82	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$61,032		$91,234		$62,261		$54,384		$44,184
Portfolio turnover	113%		113%		144%		149%		165%

Notes to Financial Highlights

(a)  During the year ended August 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$28.82		$22.84		$20.35		$27.39		$31.26
Income from investment operations:
Net investment loss	(0.35)		(0.53)		(0.43)		(0.32)		(0.45)
Net realized and unrealized gain (loss)	2.45		6.51		2.92		(6.72)		0.14
Total from investment operations	2.10		5.98		2.49		(7.04)		(0.31)
Less distributions to shareholders:
Net realized gains	(2.73)		—		—		—		(3.56)
Total distributions to shareholders	(2.73)		—		—		—		(3.56)
Net asset value, end of period	$28.19		$28.82		$22.84		$20.35		$27.39
Total return	7.99%		26.18%		12.24%		(25.70%)		(2.10	%)(a)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.08%		2.05%		2.07%(c)		2.15%		2.12%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	2.06%(e)		2.05%(e)		2.07%(c)(e)		2.12%(e)		2.12%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.08%		2.05%		2.07%		2.15%		2.12%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	2.06	%(e)	2.05	%(e)	2.07	%(e)	2.12	%(e)	2.12	%(e)
Net investment loss	(1.27	%)(e)	(1.76	%)(e)	(1.84	%)(e)	(1.75	%)(e)	(1.57	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$1,428		$1,974		$2,155		$2,620		$2,812
Portfolio turnover	113%		113%		144%		149%		165%

Notes to Financial Highlights

(a)  During the year ended August 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$28.82		$22.84		$20.35		$27.37		$31.25
Income from investment operations:
Net investment loss	(0.35)		(0.53)		(0.44)		(0.32)		(0.44)
Net realized and unrealized gain (loss)	2.45		6.51		2.93		(6.70)		0.12
Total from investment operations	2.10		5.98		2.49		(7.02)		(0.32)
Less distributions to shareholders:
Net realized gains	(2.73)		—		—		—		(3.56)
Total distributions to shareholders	(2.73)		—		—		—		(3.56)
Net asset value, end of period	$28.19		$28.82		$22.84		$20.35		$27.37
Total return	7.99%		26.18%		12.24%		(25.65%)		(2.14	%)(a)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.07%		2.05%		2.07%(c)		2.15%		2.12%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	2.06%(e)		2.05%(e)		2.07%(c)(e)		2.12%(e)		2.12%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.07%		2.05%		2.07%		2.15%		2.12%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	2.06	%(e)	2.05	%(e)	2.07	%(e)	2.12	%(e)	2.12	%(e)
Net investment loss	(1.27	%)(e)	(1.75	%)(e)	(1.85	%)(e)	(1.75	%)(e)	(1.57	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$11,287		$15,864		$13,897		$10,093		$8,382
Portfolio turnover	113%		113%		144%		149%		165%

Notes to Financial Highlights

(a)  During the year ended August 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class I	2012	2011(a)
Per share data
Net asset value, beginning of period	$30.45	$26.86
Income from investment operations:
Net investment income (loss)	(0.02)	(0.17)
Net realized and unrealized gain	2.59	3.76
Total from investment operations	2.57	3.59
Less distributions to shareholders:
Net realized gains	(2.93)	—
Total distributions to shareholders	(2.93)	—
Net asset value, end of period	$30.09	$30.45
Total return	9.27%	13.37%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88%	0.88	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.88%	0.88	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88%	0.88	%(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.88%	0.88	%(c)(e)
Net investment income (loss)	(0.06%)	(0.57	%)(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$90,936	$90,132
Portfolio turnover	113%	113%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
24

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$29.88		$26.52
Income from investment operations:
Net investment loss	(0.21)		(0.35)
Net realized and unrealized gain	2.53		3.71
Total from investment operations	2.32		3.36
Less distributions to shareholders:
Net realized gains	(2.73)		—
Total distributions to shareholders	(2.73)		—
Net asset value, end of period	$29.47		$29.88
Total return	8.48%		12.67%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.57%		1.55	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.56	%(e)	1.54	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.57%		1.55	%(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.56	%(e)	1.54	%(c)(e)
Net investment loss	(0.74	%)(e)	(1.16	%)(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$54		$55
Portfolio turnover	113%		113%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
25

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$30.44	$23.85		$21.00		$19.21
Income from investment operations:
Net investment income	(0.02)	(0.18)		(0.17)		(0.03)
Net realized and unrealized gain	2.59	6.77		3.02		1.82
Total from investment operations	2.57	6.59		2.85		1.79
Less distributions to shareholders:
Net realized gains	(2.93)	—		—		—
Total distributions to shareholders	(2.93)	—		—		—
Net asset value, end of period	$30.08	$30.44		$23.85		$21.00
Total return	9.27%	27.63%		13.57%		9.32%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88%	0.88%		0.93%(c)		1.03%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.88%	0.88%(f)		0.93%(c)(f)		1.03%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88%	0.88%		0.93%		1.03%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.88%	0.88%(f)		0.93%(f)		1.03%(d)(f)
Net investment income	(0.07%)	(0.58	%)(f)	(0.70	%)(f)	(0.96	%)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$12,496	$11,453		$13,708		$14,222
Portfolio turnover	113%	113%		144%		149%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to August 31, 2009.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
26

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$30.35		$23.81		$21.00		$27.99		$31.86
Income from investment operations:
Net investment loss	(0.08)		(0.23)		(0.21)		(0.14)		(0.17)
Net realized and unrealized gain (loss)	2.59		6.77		3.02		(6.85)		0.18
Total from investment operations	2.51		6.54		2.81		(6.99)		0.01
Less distributions to shareholders:
Net realized gains	(2.88)		—		—		—		(3.88)
Total distributions to shareholders	(2.88)		—		—		—		(3.88)
Net asset value, end of period	$29.98		$30.35		$23.81		$21.00		$27.99
Total return	9.06%		27.47%		13.38%		(24.97%)		(1.09	%)(a)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.07%		1.05%		1.07%(c)		1.15%		1.12%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.06%(e)		1.05%(e)		1.07%(c)(e)		1.12%(e)		1.12%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.07%		1.05%		1.07%		1.15%		1.12%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.06	%(e)	1.05	%(e)	1.07	%(e)	1.12	%(e)	1.12	%(e)
Net investment loss	(0.26	%)(e)	(0.73	%)(e)	(0.85	%)(e)	(0.76	%)(e)	(0.57	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$839,982		$951,620		$698,422		$509,514		$354,145
Portfolio turnover	113%		113%		144%		149%		165%

Notes to Financial Highlights

(a)  During the year ended August 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
27

Columbia Small Cap Growth Fund I

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

The Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2012
28

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2012

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the

Annual Report 2012
29

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2012

Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended August 31, 2012 was 0.76% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended August 31, 2012 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a

Annual Report 2012
30

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2012

wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended August 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.19
Class R	0.19
Class Y	0.00	*
Class Z	0.19

*Less than .01%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2012, these minimum account balance fees reduced total expenses by $4,628.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $9,028 for Class A, $3,123 for Class B, and $1,070 for Class C shares for the year ended August 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.31%
Class B	2.06
Class C	2.06
Class I	0.93
Class R	1.56
Class Y	1.06
Class Z	1.06

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds),

Annual Report 2012
31

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2012

transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassifications, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions and redemption based payments treated as eligible for the dividends paid deduction. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$3,289,936
Accumulated net realized gain	(7,903,631)
Paid-in capital	4,613,695

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2012	2011
Ordinary income	$5,289,051	$—
Long-term capital gains	98,265,020	—
Total	$103,554,071	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$81,741,109
Unrealized appreciation	138,117,950

At August 31, 2012, the cost of investments for federal income tax purposes was $1,145,033,664 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$170,290,827
Unrealized depreciation	(32,172,877)
Net unrealized appreciation	$138,117,950

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,171,914,986 and $1,395,009,928, respectively, for the year ended August 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from

Annual Report 2012
32

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2012

losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At August 31, 2012, securities valued at $253,542,492 were on loan, secured by U.S. government and agency securities valued at $24,668 and by cash collateral of $258,545,082 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned 34.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a

December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended August 31, 2012.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a

Annual Report 2012
33

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2012

plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
34

Columbia Small Cap Growth Fund I

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Small Cap Growth Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund I (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
35

Columbia Small Cap Growth Fund I

Federal Income Tax Information

(Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended August 31, 2012, $91,418,146, or, if subsequently determined to be different, the net capital gain of such year.

5.46% of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 5.46% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
36

Columbia Small Cap Growth Fund I

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
37

Columbia Small Cap Growth Fund I

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
38

Columbia Small Cap Growth Fund I

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
39

Columbia Small Cap Growth Fund I

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Small Cap Growth Fund I (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
40

Columbia Small Cap Growth Fund I

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the seventy-fifth, fourty-seventh, and twenty-second percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
41

Columbia Small Cap Growth Fund I

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the fourth and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the

Annual Report 2012
42

Columbia Small Cap Growth Fund I

Board Consideration and Approval of
Advisory Agreement (continued)

Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
43

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Annual Report 2012
44

Columbia Small Cap Growth Fund I

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Columbia Small Cap Growth Fund I

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1641 D (10/12)

Annual Report

August 31, 2012

Columbia Technology Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Technology Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Technology Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Board Consideration and Approval of Advisory Agreement	33
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Technology Fund

Performance Overview

Performance Summary

>  Columbia Technology Fund (the Fund) Class A shares returned 6.05% excluding sales charges for the 12-month period ended August 31, 2012.

>  The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) 100 Technology Index, which returned 5.14% during the same time period.

>  Stock selection and industry allocation decisions generally aided the Fund's performance relative to its benchmark.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class A*	11/01/02
Excluding sales charges		6.05	-0.35	12.10
Including sales charges		-0.09	-1.52	11.43
Class B*	11/01/02
Excluding sales charges		5.27	-1.10	11.25
Including sales charges		0.27	-1.48	11.25
Class C*	10/13/03
Excluding sales charges		5.26	-1.10	11.32
Including sales charges		4.26	-1.10	11.32
Class Z	11/09/00	6.30	-0.12	12.41
BofAML 100 Technology Index		5.14	-0.72	8.87

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofAML 100 Technology Index is an unmanaged equally weighted index of 100 leading technology stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Technology Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Technology Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2012, the Fund's Class A shares returned 6.05% excluding sales charges. The Fund outperformed its benchmark, the BofAML 100 Technology Index, which returned 5.14% for the same period. Positive stock selection and industry allocation decisions in the computers and peripherals, communications equipment and semiconductor industries aided performance relative to the benchmark. Security selection in the software and Internet software and services industries detracted from results for the period.

Market Advances Despite Economic Uncertainty

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past year. The pace of U.S. economic growth slowed to 2.0% in the first quarter of 2012, as measured by gross domestic product, and second quarter growth was just 1.3%. Job growth was strong early in 2012 but has been uneven over the past few months. A July rebound in the number of new jobs added to the U.S. labor market raised hopes that the second half would be stronger than the first. However, the August jobs figure was lower than expected and manufacturing activity — the one consistent bright spot throughout this recovery — has slipped. A widely followed measure of consumer confidence from The Conference Board rose in the first half of the period, then generally fell in the second half in response to shifting economic prospects. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market began the period on the upswing. Larger-cap, more defensive stocks led the rally, which broadened in 2012 to include all sectors as corporate earnings remained solid, the housing market improved and investor confidence grew. Volatility increased in the spring as worries over the sovereign debt problems in Europe and the economy at home resurfaced. Stock prices fell sharply in the second quarter of 2012 before regaining ground in the final three months of the reporting period.

Security Selection Drove Returns

Stock selection within the computers and peripherals industry aided performance during the period, as overweights in several key stocks, including Apple, EMC and F5 Networks, amplified returns relative to the benchmark. Apple was a strong contributor to the Fund's gains and the largest contributor to relative performance, as consumer demand for its innovative product line of iPhones and iPads remained high. A position in storage equipment maker EMC helped performance as the company saw strong sales growth and improving profitability driven by the need for corporations to store and protect an increasing volume of virtual data. Stock selection within the communications industry also helped performance as the decision to avoid owning many of the handset companies losing market share to Apple's iPhone proved to be the right call. A holding in networking company F5 Networks also benefited from the growth in virtual data and Internet traffic. The company's products are widely used in data centers to help speed delivery of applications over the Internet and other computer networks. Within semiconductors, a relative underweight in the overall industry helped performance as investors focused on a weakening macroeconomic environment and concluded that reduced future semiconductor capital expenditures would pressure semiconductor stocks. The Fund also did well to avoid one of the largest decliners within the semiconductor industry during the

Portfolio Management

Wayne M. Collette, CFA

Rahul Narang

Top Ten Holdings (%) (at August 31, 2012)
Apple, Inc.	9.9
Amazon.com, Inc.	4.2
QUALCOMM, Inc.	3.4
eBay, Inc.	3.0
Google, Inc.	2.8
EMC Corp.	2.2
Samsung Electronics Co., Ltd.	2.1
Salesforce.com, Inc.	2.0
Verisk Analytics, Inc.	1.7
TripAdvisor, Inc.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Technology Fund

Manager Discussion of Fund Performance (continued)

period, a company involved in the design and manufacturing of solar panels. Oversupply has hurt solar industry pricing and profitability. A position in Novellus Systems also aided performance in the semiconductor industry, as the semiconductor equipment maker was acquired by rival Lam Research, which was also held in the portfolio. Investors viewed the deal positively as both companies are expected to cultivate more advanced chip making technology and to leverage each other's existing strategic relationships.

Software-Related Industries Held Back Performance

Stock selection in the software industry detracted from relative performance during the period. An overweight in video game maker Electronic Arts was a key disappointment. Slower sales and some technical complaints of its recently released Star Wars game caused concern among investors. In the Internet software and services industry, a position in Sina, the operator of China's leading micro blog Weibo and a stock not included in the benchmark, detracted from relative performance. Shares dropped sharply on investor fears that new regulations requiring users of micro blogs to register their accounts using their real names would hurt subscriber growth and user activity. We sold the stock.

Looking Ahead

Heading into the final months of 2012, we believe that investors will look for signs that the Federal Reserve (the Fed) plans to implement additional liquidity measures to spur on a fragile global economy. However, the Fed may be reaching the limits of its abilities to prop up the economy. Also, with government policy playing a greater role in driving the financial markets, focus has nervously turned to the November U.S. presidential election and the year-end expiration of tax cuts and economic stimulus. Meanwhile China's economy has slowed. Against this uncertain economic outlook, we remain focused on finding industries that stand to gain wallet share of the $60 trillion global economy and, in particular, companies that are gaining market share of those growth industries. We believe that there will be companies that, by virtue of their innovative products and solutions or their low-cost business models, can increase earnings at a well-above-average rate regardless of the growth rate of the economy. Fortunately, a key long-term trend remains favorable to technology and buoys our optimism: Technology remains a secular growth area. Allocations to technology spending by both business and consumers remain high, and valuations for many technology-related companies remain attractive. The focus of our bottom-up fundamental research effort is to identify and invest in well-managed companies with sustainable and competitive advantages.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	98.4
Consumer Discretionary	12.0
Financials	1.1
Health Care	1.1
Industrials	3.3
Information Technology	79.9
Telecommunication Services	1.0
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Technology Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,018.15	6.99	7.05	1.39
Class B	1,000.00	1,000.00	996.10	1,014.38	10.74	10.84	2.14
Class C	1,000.00	1,000.00	997.10	1,014.38	10.74	10.84	2.14
Class Z	1,000.00	1,000.00	1,001.80	1,019.15	5.99	6.04	1.19

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Annual Report 2012
6

Columbia Technology Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%

Issuer	Shares	Value ($)
Consumer Discretionary 12.0%
Auto Components 0.5%
BorgWarner, Inc.(a)(b)	10,582	727,830
Diversified Consumer Services 0.5%
Coinstar, Inc.(a)(b)	13,890	710,057
Household Durables 0.2%
Garmin Ltd.(b)	6,850	276,397
Internet & Catalog Retail 7.5%
Amazon.com, Inc.(a)	23,700	5,883,051
Kayak Software Corp.(a)(b)	21,742	593,557
priceline.com, Inc.(a)	3,080	1,862,076
TripAdvisor, Inc.(a)	68,660	2,295,990
Total		10,634,674
Media 3.3%
CBS Corp., Class B Non Voting	48,510	1,762,853
DISH Network Corp., Class A	18,360	587,336
National CineMedia, Inc.(b)	53,069	769,501
Walt Disney Co. (The)	31,170	1,541,980
Total		4,661,670
Total Consumer Discretionary		17,010,628
Financials 1.1%
Real Estate Management & Development 1.1%
Zillow, Inc., Class A(a)(b)	38,420	1,598,656
Total Financials		1,598,656
Health Care 1.1%
Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	42,730	1,587,847
Total Health Care		1,587,847
Industrials 3.3%
Electrical Equipment 0.4%
Sensata Technologies Holding NV(a)	19,370	581,681
Professional Services 2.9%
Acacia Research Corp.(a)(b)	15,494	408,112
Nielsen Holdings NV(a)	45,120	1,265,165
Verisk Analytics, Inc., Class A(a)	48,560	2,356,131
Total		4,029,408
Total Industrials		4,611,089

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 80.0%
Communications Equipment 5.7%
Aruba Networks, Inc.(a)(b)	21,810	428,566
Calix, Inc.(a)(b)	111,134	590,122
Motorola Solutions, Inc.	13,500	643,410
Palo Alto Networks, Inc.(a)	3,300	212,454
QUALCOMM, Inc.	77,700	4,775,442
Research In Motion Ltd.(a)(b)	38,910	260,308
Riverbed Technology, Inc.(a)	59,920	1,197,801
Total		8,108,103
Computers & Peripherals 13.5%
Apple, Inc.	20,720	13,783,773
EMC Corp.(a)	118,210	3,107,741
Fusion-io, Inc.(a)	12,700	355,854
NetApp, Inc.(a)	26,880	927,897
Seagate Technology PLC	28,200	902,682
Total		19,077,947
Electronic Equipment, Instruments & Components 5.7%
Amphenol Corp., Class A	23,260	1,415,836
Arrow Electronics, Inc.(a)	21,170	767,413
Avnet, Inc.(a)	15,640	503,764
Corning, Inc.	28,970	347,350
DTS, Inc.(a)(b)	16,920	379,854
Flextronics International Ltd.(a)	233,310	1,570,176
Jabil Circuit, Inc.	68,710	1,565,214
Radisys Corp.(a)	202,300	738,395
Research Frontiers, Inc.(a)(b)	53,318	168,485
Trimble Navigation Ltd.(a)	11,430	560,642
Total		8,017,129
Internet Software & Services 12.6%
Angie's List, Inc.(a)(b)	49,150	469,874
Baidu, Inc., ADR(a)	11,650	1,298,276
DealerTrack Holdings, Inc.(a)	55,660	1,541,225
eBay, Inc.(a)	87,060	4,132,738
Google, Inc., Class A(a)	5,750	3,939,268
LinkedIn Corp., Class A(a)	8,680	931,364
Netease, Inc., ADR(a)(b)	38,950	2,028,127
Rackspace Hosting, Inc.(a)(b)	26,450	1,586,471
Stamps.com, Inc.(a)	61,500	1,361,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Technology Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
VeriSign, Inc.(a)	12,050	574,544
Total		17,863,497
IT Services 5.0%
Cognizant Technology Solutions Corp., Class A(a)	22,170	1,425,088
Fiserv, Inc.(a)	20,330	1,449,732
Teradata Corp.(a)	28,310	2,162,318
Visa, Inc., Class A	15,890	2,037,892
Total		7,075,030
Semiconductors & Semiconductor Equipment 16.1%
Altera Corp.	39,680	1,481,255
ASML Holding NV, NY Registered Shares	27,270	1,548,118
Avago Technologies Ltd.	61,590	2,252,346
Broadcom Corp., Class A	40,640	1,443,939
Cymer, Inc.(a)(b)	16,920	959,364
Freescale Semiconductor Holdings I Ltd.(a)(b)	55,973	560,290
Inphi Corp.(a)	41,242	489,955
International Rectifier Corp.(a)	23,285	405,392
KLA-Tencor Corp.	35,620	1,827,662
Maxim Integrated Products, Inc.	58,259	1,581,149
MEMC Electronic Materials, Inc.(a)(b)	125,790	337,117
Microchip Technology, Inc.	20,490	712,028
NXP Semiconductor NV(a)	90,026	2,099,406
ON Semiconductor Corp.(a)	196,920	1,226,812
Power Integrations, Inc.	16,980	588,187
Samsung Electronics Co., Ltd., GDR	5,380	2,948,240
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	137,650	2,023,455
Texas Instruments, Inc.	12,430	360,967
Total		22,845,682
Software 21.4%
ANSYS, Inc.(a)	6,960	485,112
Autodesk, Inc.(a)	39,910	1,239,205
BMC Software, Inc.(a)	10,300	426,420
Citrix Systems, Inc.(a)	27,620	2,145,798
ClickSoftware Technologies, Ltd.(b)	135,102	1,082,167
Electronic Arts, Inc.(a)	89,040	1,186,903
Ellie Mae, Inc.(a)	11,410	294,036
Fortinet, Inc.(a)	76,907	2,038,805
Common Stocks (continued)

Issuer	Shares	Value ($)
Guidewire Software, Inc.(a)(b)	27,740	791,977
Infoblox, Inc.(a)	55,956	1,219,281
Informatica Corp.(a)	33,500	1,092,100
Intuit, Inc.	30,520	1,786,641
MICROS Systems, Inc.(a)	8,280	419,465
Microsoft Corp.	72,370	2,230,443
Monitise PLC(a)	3,842,070	1,952,203
Nuance Communications, Inc.(a)	22,890	545,927
Oracle Corp.	52,510	1,661,941
Parametric Technology Corp.(a)	56,790	1,206,787
Proofpoint, Inc.(a)	102,553	1,331,138
Salesforce.com, Inc.(a)(b)	18,930	2,748,257
Sourcefire, Inc(a)	1,475	76,538
Symantec Corp.(a)	81,920	1,460,634
TIBCO Software, Inc.(a)	59,592	1,782,993
TiVo, Inc.(a)	47,190	428,957
VMware, Inc., Class A(a)	7,580	674,923
Total		30,308,651
Total Information Technology		113,296,039
Telecommunication Services 1.0%
Diversified Telecommunication Services 1.0%
Verizon Communications, Inc.	31,520	1,353,469
Total Telecommunication Services		1,353,469
Total Common Stocks (Cost: $135,526,000)		139,457,728
Money Market Funds 1.6%
Columbia Short-Term Cash Fund, 0.164%(c)(d)	2,315,813	2,315,813
Total Money Market Funds (Cost: $2,315,813)		2,315,813

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Technology Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan 6.9%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Repurchase Agreements 6.9%
Credit Suisse Securities (USA) LLC dated 08/31/12, matures 09/04/12, repurchase price $3,809,438(e)	0.150%	3,809,375	3,809,375
Mizuho Securities USA, Inc. dated 08/31/12, matures 09/04/12, repurchase price $5,000,133(e)	0.240%	5,000,000	5,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Pershing LLC dated 08/31/12, matures 09/04/12, repurchase price $1,000,036(e)	0.320%	1,000,000	1,000,000
Total			9,809,375
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $9,809,375)			9,809,375
Total Investments (Cost: $147,651,188)			151,582,916
Other Assets & Liabilities, Net			(9,943,743)
Net Assets			141,639,173

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2012, security was partially or fully on loan.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	11,783,957	215,374,422	(224,842,566)	—	2,315,813	8,924	2,315,813

(d)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Credit Suisse Securities (USA) LLC (0.150%)
United States Treasury Note/Bond	3,885,564
Total market value of collateral securities	3,885,564
Security Description	Value ($)
Mizuho Securities USA, Inc. (0.240%)
Freddie Mac REMICS	117,402
Ginnie Mae I Pool	4,129,130
Ginnie Mae II Pool	114,120
Government National Mortgage Association	739,348
Total market value of collateral securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Technology Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Pershing LLC (0.320%)
Fannie Mae REMICS	239,721
Federal Home Loan Banks	4,762
Freddie Mac Reference REMIC	1
Freddie Mac REMICS	58,714
Ginnie Mae I Pool	142,858
Ginnie Mae II Pool	332,553
Government National Mortgage Association	14,807
United States Treasury Note/Bond	226,584
Total market value of collateral securities	1,020,000

Abbreviation Legend

ADR American Depositary Receipt

GDR Global Depositary Receipt

REMIC(S) Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Technology Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	17,010,628	—	—	17,010,628
Financials	1,598,656	—	—	1,598,656
Health Care	1,587,847	—	—	1,587,847
Industrials	4,611,089	—	—	4,611,089
Information Technology	108,395,596	4,900,443	—	113,296,039
Telecommunication Services	1,353,469	—	—	1,353,469
Total Equity Securities	134,557,285	4,900,443	—	139,457,728
Other
Money Market Funds	2,315,813	—	—	2,315,813
Investments of Cash Collateral Received for Securities on Loan	—	9,809,375	—	9,809,375
Total Other	2,315,813	9,809,375	—	12,125,188
Total	136,873,098	14,709,818	—	151,582,916

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Technology Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $135,526,000)	$139,457,728
Affiliated issuers (identified cost $2,315,813)	2,315,813
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $9,809,375)	9,809,375
Total investments (identified cost $147,651,188)	151,582,916
Receivable for:
Investments sold	2,016,788
Capital shares sold	129,397
Dividends	72,091
Interest	19,959
Reclaims	122
Prepaid expenses	2,486
Trustees' deferred compensation plan	25,456
Total assets	153,849,215
Liabilities
Due upon return of securities on loan	9,809,375
Payable for:
Investments purchased	1,931,959
Capital shares purchased	311,441
Investment management fees	3,348
Distribution and service fees	876
Transfer agent fees	39,702
Compensation of board members	841
Chief compliance officer expenses	27
Other expenses	87,017
Trustees' deferred compensation plan	25,456
Total liabilities	12,210,042
Net assets applicable to outstanding capital stock	$141,639,173
Represented by
Paid-in capital	$162,177,909
Excess of distributions over net investment income	(823,391)
Accumulated net realized loss	(23,647,073)
Unrealized appreciation (depreciation) on:
Investments	3,931,728
Total — representing net assets applicable to outstanding capital stock	$141,639,173
*Value of securities on loan	$9,658,095

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Technology Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$50,573,532
Shares outstanding	4,653,046
Net asset value per share	$10.87
Maximum offering price per share(a)	$11.53
Class B
Net assets	$3,788,497
Shares outstanding	371,839
Net asset value per share	$10.19
Class C
Net assets	$15,820,843
Shares outstanding	1,550,234
Net asset value per share	$10.21
Class Z
Net assets	$71,456,301
Shares outstanding	6,421,816
Net asset value per share	$11.13

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Technology Fund

Statement of Operations

Year Ended August 31, 2012

Net investment income
Income:
Dividends	$972,746
Dividends — affiliated issuers	8,924
Income from securities lending — net	146,484
Foreign taxes withheld	(24,937)
Total income	1,103,217
Expenses:
Investment management fees	1,640,143
Distribution fees
Class B	34,248
Class C	130,901
Service fees
Class A	141,008
Class B	11,416
Class C	43,634
Transfer agent fees
Class A	98,738
Class B	8,266
Class C	34,624
Class Z	247,152
Compensation of board members	25,342
Custodian fees	13,750
Printing and postage fees	46,601
Registration fees	72,946
Professional fees	18,892
Chief compliance officer expenses	95
Other	10,560
Total expenses	2,578,316
Expense reductions	(3,500)
Total net expenses	2,574,816
Net investment loss	(1,471,599)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	14,901,893
Foreign currency translations	(3,251)
Net realized gain	14,898,642
Net change in unrealized appreciation (depreciation) on:
Investments	(5,811,501)
Net change in unrealized appreciation (depreciation)	(5,811,501)
Net realized and unrealized gain	9,087,141
Net increase in net assets resulting from operations	$7,615,542

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Technology Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012	Year Ended August 31, 2011
Operations
Net investment loss	$(1,471,599)	$(2,636,225)
Net realized gain	14,898,642	81,083,146
Net change in unrealized appreciation (depreciation)	(5,811,501)	(33,936,556)
Net increase in net assets resulting from operations	7,615,542	44,510,365
Increase (decrease) in net assets from capital stock activity	(89,992,780)	(71,827,104)
Total decrease in net assets	(82,377,238)	(27,316,739)
Net assets at beginning of year	224,016,411	251,333,150
Net assets at end of year	$141,639,173	$224,016,411
Excess of distributions over net investment income	$(823,391)	$(27,609)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Technology Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,041,246	10,906,732	2,488,763	27,155,824
Redemptions	(2,734,416)	(27,798,153)	(4,366,585)	(48,324,759)
Net decrease	(1,693,170)	(16,891,421)	(1,877,822)	(21,168,935)
Class B shares
Subscriptions	4,175	40,516	17,617	183,506
Redemptions(a)	(207,822)	(2,014,957)	(219,725)	(2,266,043)
Net decrease	(203,647)	(1,974,441)	(202,108)	(2,082,537)
Class C shares
Subscriptions	130,085	1,270,966	295,831	3,157,045
Redemptions	(678,344)	(6,529,928)	(706,416)	(7,348,664)
Net decrease	(548,259)	(5,258,962)	(410,585)	(4,191,619)
Class Z shares
Subscriptions	1,623,372	17,195,488	2,905,961	32,697,702
Redemptions	(7,901,761)	(83,063,444)	(7,236,980)	(77,081,715)
Net decrease	(6,278,389)	(65,867,956)	(4,331,019)	(44,384,013)
Total net decrease	(8,723,465)	(89,992,780)	(6,821,534)	(71,827,104)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.25		$8.75		$7.58		$9.72		$11.62
Income from investment operations:
Net investment loss	(0.08)		(0.11)		(0.09)		(0.05)		(0.07)
Net realized and unrealized gain (loss)	0.70		1.61		1.26		(2.09)		(1.22)
Total from investment operations	0.62		1.50		1.17		(2.14)		(1.29)
Less distributions to shareholders:
Net realized gains	—		—		—		—		(0.61)
Total distributions to shareholders	—		—		—		—		(0.61)
Net asset value, end of period	$10.87		$10.25		$8.75		$7.58		$9.72
Total return	6.05%		17.14%		15.44%		(22.02%)		(12.13%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.39%		1.46	%(b)	1.47	%(b)	1.53%		1.36%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.39	%(d)	1.43	%(b)	1.45	%(b)(d)	1.46	%(d)	1.36	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.39%		1.46%		1.47%		1.53%		1.36%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.39	%(d)	1.43%		1.45	%(d)	1.46	%(d)	1.36	%(d)
Net investment loss	(0.80	%)(d)	(1.01%)		(1.10	%)(d)	(0.80	%)(d)	(0.69	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$50,574		$65,071		$71,989		$81,321		$137,181
Portfolio turnover	220%		263%		189%		284%		263%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Technology Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$9.68		$8.33		$7.26		$9.39		$11.25
Income from investment operations:
Net investment loss	(0.15)		(0.19)		(0.15)		(0.10)		(0.15)
Net realized and unrealized gain (loss)	0.66		1.54		1.22		(2.03)		(1.19)
Total from investment operations	0.51		1.35		1.07		(2.13)		(1.34)
Less distributions to shareholders:
Net realized gains	—		—		—		—		(0.52)
Total distributions to shareholders	—		—		—		—		(0.52)
Net asset value, end of period	$10.19		$9.68		$8.33		$7.26		$9.39
Total return	5.27%		16.21%		14.74%		(22.68%)		(12.80%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.15%		2.21	%(b)	2.22	%(b)	2.28%		2.11%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	2.15	%(d)	2.19	%(b)	2.20	%(b)(d)	2.21	%(d)	2.11	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.15%		2.21%		2.22%		2.28%		2.11%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	2.15	%(d)	2.19%		2.20	%(d)	2.21	%(d)	2.11	%(d)
Net investment loss	(1.56	%)(d)	(1.77%)		(1.85	%)(d)	(1.55	%)(d)	(1.43	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3,788		$5,573		$6,478		$6,562		$10,812
Portfolio turnover	220%		263%		189%		284%		263%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Technology Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$9.70		$8.35		$7.27		$9.41		$11.27
Income from investment operations:
Net investment loss	(0.15)		(0.19)		(0.15)		(0.10)		(0.15)
Net realized and unrealized gain (loss)	0.66		1.54		1.23		(2.04)		(1.19)
Total from investment operations	0.51		1.35		1.08		(2.14)		(1.34)
Less distributions to shareholders:
Net realized gains	—		—		—		—		(0.52)
Total distributions to shareholders	—		—		—		—		(0.52)
Net asset value, end of period	$10.21		$9.70		$8.35		$7.27		$9.41
Total return	5.26%		16.17%		14.86%		(22.74%)		(12.78%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.17%		2.22	%(b)	2.22	%(b)	2.28%		2.11%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	2.17	%(d)	2.20	%(b)	2.20	%(b)(d)	2.21	%(d)	2.11	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.17%		2.22%		2.22%		2.28%		2.11%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	2.17	%(d)	2.20%		2.20	%(d)	2.21	%(d)	2.11	%(d)
Net investment loss	(1.57	%)(d)	(1.79%)		(1.85	%)(d)	(1.55	%)(d)	(1.45	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$15,821		$20,360		$20,941		$24,410		$44,466
Portfolio turnover	220%		263%		189%		284%		263%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Technology Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2012		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.47		$8.92		$7.70		$9.86		$11.78
Income from investment operations:
Net investment loss	(0.07)		(0.09)		(0.07)		(0.04)		(0.05)
Net realized and unrealized gain (loss)	0.73		1.64		1.29		(2.12)		(1.23)
Total from investment operations	0.66		1.55		1.22		(2.16)		(1.28)
Less distributions to shareholders:
Net realized gains	—		—		—		—		(0.64)
Total distributions to shareholders	—		—		—		—		(0.64)
Net asset value, end of period	$11.13		$10.47		$8.92		$7.70		$9.86
Total return	6.30%		17.38%		15.84%		(21.91%)		(11.93%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.19%		1.22	%(b)	1.22	%(b)	1.28%		1.11%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.19	%(d)	1.20	%(b)	1.20	%(b)(d)	1.21	%(d)	1.11	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.19%		1.22%		1.22%		1.28%		1.11%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.19	%(d)	1.20%		1.20	%(d)	1.21	%(d)	1.11	%(d)
Net investment loss	(0.62	%)(d)	(0.79%)		(0.85	%)(d)	(0.54	%)(d)	(0.45	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$71,456		$133,011		$151,924		$155,332		$208,883
Portfolio turnover	220%		263%		189%		284%		263%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Technology Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Technology Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option

Annual Report 2012
21

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2012

contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/decrease the Fund's exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is

Annual Report 2012
22

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2012

that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2012:

At August 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended August 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Purchased ($)
Equity contracts	170,487
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Purchased ($)
Equity contracts	—

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2012:

Derivative Instrument	Contracts Opened
Options Contracts	1,300

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net

Annual Report 2012
23

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2012

investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.77% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended August 31, 2012 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Investment Manager does not receive a fee for its services under the Administrative Services Agreement.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is

Annual Report 2012
24

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2012

responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended August 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.20
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2012, these minimum account balance fees reduced total expenses by $3,500.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $23,530 for Class A, $8,446 for Class B, and $2,232 for Class C shares for the year ended August 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This

Annual Report 2012
25

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2012

agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassifications, and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$675,817
Accumulated net realized loss	3,253
Paid-in capital	(679,070)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations and net assets were not affected by this reclassification.

For the years ended August 31, 2012 and 2011, there were no distributions.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Unrealized appreciation	3,354,409

At August 31, 2012, the cost of investments for federal income tax purposes was $148,228,507 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,913,238
Unrealized depreciation	(5,558,829)
Net unrealized appreciation	$3,354,409

The following capital loss carryforward, determined at August 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	$23,069,754

For the year ended August 31, 2012, $12,484,739 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred as arising on the first day of the following taxable year. As of August 31, 2012, the Fund will elect to treat late-year ordinary losses of $797,935 on September 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $398,325,296 and $487,940,034, respectively, for the year ended August 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to

Annual Report 2012
26

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2012

losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At August 31, 2012, securities valued at $9,658,095 were on loan, secured by cash collateral of $9,809,375 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2012, one unaffiliated shareholder account owned 22.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended August 31, 2012.

Note 10. Significant Risks

Technology and Technology-related Investment Risk

The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist

Annual Report 2012
27

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2012

from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
28

Columbia Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Technology Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
29

Columbia Technology Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
30

Columbia Technology Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
31

Columbia Technology Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
32

Columbia Technology Fund

Board Consideration and Approval of
Advisory Agreement

At meetings held on March 7, 2012 and June 6, 2012, respectively, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Technology Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve each continuation of the Advisory Agreement.

In connection with their deliberations regarding each continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2012, April 25, 2012 and June 5, 2012, and at the Board meetings held on March 7, 2012 and June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations.

On March 6, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On March 7, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund. The Committee and the Board met in June 2012 to consider the continuation of the Advisory Agreement for the one-year period ending June 30, 2013, so as to permit the annual consideration of the Advisory Agreement to be conducted each June. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

Annual Report 2012
33

Columbia Technology Fund

Board Consideration and Approval of
Advisory Agreement (continued)

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the eighty-ninth, seventy-sixth and eighty-eighth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of

Annual Report 2012
34

Columbia Technology Fund

Board Consideration and Approval of
Advisory Agreement (continued)

the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the fourth and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2012
35

Columbia Technology Fund

Board Consideration and Approval of
Advisory Agreement (continued)

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2012
36

Columbia Technology Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
37

Columbia Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1648 D (10/12)

Annual Report

August 31, 2012

Columbia Value and Restructuring Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Value and Restructuring Fund

President's Message

Dear Shareholders,

On the heels of solid gains for stocks during the first quarter, U.S. stock market averages fell in the second quarter as uncertainty mounted regarding the fate of the eurozone and other real concerns. On the last day of the quarter, an announcement that European leaders had agreed to relieve short-term funding pressure on Italy and Spain and to back a plan heading toward a banking union raised hopes that a longer term solution was achievable. The announcement lifted stocks around the world. However, it was a losing quarter for most stock markets as economic data disappointed in the United States and growth in Europe and emerging markets slowed. China, which has been a key driver of worldwide growth over the past decade, has experienced a significant slowdown, and its declining demand for raw materials has had a chilling effect on world commodity markets.

Against a backdrop of rising uncertainty and a declining stock market, bond investors turned cautious. U.S. Treasuries were the quarter's strongest performers. Total returns on long-dated Treasuries surged late last year, sank from mid-December to mid-March then soared through the end of the quarter. By contrast, European sovereign bonds lost value as interest rates rose and concerns about the eurozone's fiscal health mounted.

Despite these continued challenges, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2012

Columbia Value and Restructuring Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Board Consideration and Approval of Advisory Agreement	38
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Value and Restructuring Fund

Performance Overview

Performance Summary

>  Columbia Value and Restructuring Fund (the Fund) Class A shares return -1.65% excluding sales charges for the five-month period ended August 31, 2012.

>  The Fund underperformed its benchmarks, the Russell 1000 Value Index and the S&P 500 Index, which returned 0.96% and 0.82%, respectively, during the same five-month period.

>  Overweights relative to the Russell benchmark and stock selection in both energy and materials hampered Fund performance for the period.

>  During the period, the Fund's fiscal year-end was changed from March 31 to August 31. As a result, performance for the five-month period since the Fund's last annual report has been included in the table below.

Average Annual Total Returns (%) (for period ended August 31, 2012)

	Inception	5 Months cumulative	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		-1.65	5.41	-1.50	7.53
Including sales charges		-7.29	-0.64	-2.66	6.90
Class C*	09/28/07
Excluding sales charges		-1.98	4.62	-2.23	6.74
Including sales charges		-2.96	3.62	-2.23	6.74
Class I*	09/27/10	-1.52	5.83	-1.26	7.80
Class R*	12/31/04	-1.77	5.14	-1.75	7.26
Class W*	09/27/10	-1.66	5.36	-1.52	7.52
Class Z	12/31/92	-1.57	5.67	-1.29	7.78
Russell 1000 Value Index		0.96	17.30	-0.85	6.57
S&P 500 Index		0.82	18.00	1.28	6.51

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Value and Restructuring Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2002 – August 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2012
3

Columbia Value and Restructuring Fund

Manager Discussion of Fund Performance

The Board of Trustees for Columbia Value and Restructuring Fund has approved the change of the Fund's fiscal year end from March 31 to August 31. As a result, this report covers the five-month period since the last annual report. The next report you receive will be for the six-month period from September 1, 2012 through February 28, 2013.

For the five-month period that ended August 31, 2012, the Fund's Class A shares returned -1.65% excluding sales charges. The Fund's benchmarks, the Russell 1000 Value Index and the S&P 500 Index, returned 0.96% and 0.82%, respectively, for the same period. Overweights relative to the Russell benchmark and stock selection in both energy and materials hampered Fund performance for the period. An underweight in telecommunication services also limited results.

Economic Uncertainty Weighs on the Stock Market

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the past five months. The pace of U.S. economic growth slowed to just 1.7% in the second quarter of 2012. Tepid job growth weighed on consumer confidence, and manufacturing activity — the one consistent bright spot throughout this recovery — slipped during the summer. The housing market emerged as the one bright spot in the U.S. economy. Year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Against this backdrop, the U.S. stock market fell sharply in the second quarter of 2012 before regaining ground in final months of the reporting period. Investors focused on defensive sectors such as health care and consumer staples and tended to shun sectors with greater exposure to the cyclicality of the global economy.

Cyclical Bias Hampered Fund Results

Fund results were hampered by its higher exposure than the Russell Index to the economically sensitive energy and materials sectors and by individual stock selection within both sectors. In energy, the Fund lost ground because it had overweights relative to the Russell index in Noble Energy and Devon Energy and exposure to Petrobras, a semi-public Brazilian multinational energy corporation. All three stocks suffered sharp losses for the five-month period. We sold the Fund's position in Petrobras before period-end. In the materials sector, a large position in Celanese also hurt relative performance. Celanese shares declined approximately 20% amid a slowing of what had been torrid demand from China. In telecommunication services, we made a large opportunistic purchase of Sprint Nextel, which aided relative returns. However, lack of exposure to several other traditional telephone names and an overweight in Windstream, a leading provider of voice and data network communications, more than offset the outsized gains realized from Sprint Nextel during the period.

Consumer Discretionary Stocks, Financials Bolstered Relative Returns

In the consumer discretionary sector, several stocks that were owned by the Fund but not included in the index, bolstered relative returns: TJX, Nike, Discovery Communications and Viacom. We also did well to underweight the financials sector relative to the Russell index. Financials generally underperformed for the period. Elsewhere in the portfolio, Merck, Union Pacific and eBay, a relatively new purchase, generated solid gains. Throughout the period, we continued our

Portfolio Management

Guy Pope, CFA

J. Nicholas Smith, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2012)
Apple, Inc.	6.2
Google, Inc., Class A	3.2
Johnson & Johnson	2.9
ConocoPhillips	2.9
PepsiCo, Inc.	2.7
Wells Fargo & Co.	2.5
Microsoft Corp.	2.5
Lorillard, Inc.	2.4
Noble Energy, Inc.	2.4
Chevron Corp.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Value and Restructuring Fund

Manager Discussion of Fund Performance (continued)

efforts to increase the quality of the portfolio, a trend that has been in place for a number of years.

Looking Ahead

Given the prevailing low yields on fixed income securities, we currently expect investors to continue to favor equities. However, our optimism must also strike a cautious note, as political gridlock, the looming expiration of tax breaks and other stimulus measures and an uncertain global recovery are all potential headwinds with which investors must cope. Against this backdrop, we will continue to manage the Fund on a bottom-up basis, optimistic that our ongoing shift to higher quality, large-capitalization names is a prudent strategy for the period ahead.

Portfolio Breakdown (%) (at August 31, 2012)
Common Stocks	99.0
Consumer Discretionary	11.0
Consumer Staples	10.6
Energy	12.5
Financials	13.4
Health Care	14.8
Industrials	10.3
Information Technology	21.3
Materials	2.6
Telecommunication Services	2.5
Money Market Funds	1.0
Total	100.0

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Value and Restructuring Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2012 – August 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	985.60	1,019.21	5.96	6.06	1.19
Class C	1,000.00	1,000.00	981.70	1,015.43	9.69	9.86	1.94
Class I	1,000.00	1,000.00	987.40	1,021.17	4.01	4.08	0.80
Class R	1,000.00	1,000.00	984.30	1,017.95	7.20	7.32	1.44
Class W	1,000.00	1,000.00	985.40	1,019.26	5.91	6.01	1.18
Class Z	1,000.00	1,000.00	986.60	1,020.47	4.71	4.79	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until December 31, 2013, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.26% for Class A, 2.01% for Class C, 1.51% for Class R, 1.26% for Class W and 1.01% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change was effective August 1, 2012. If this change had been in place for the entire six month period ended August 31, 2012, the actual expenses paid would have been $6.31 for Class A, $10.04 for Class C, $7.55 for Class R, $6.31 for Class W and $5.06 for Class Z; the hypothetical expenses paid would have been $6.41 for Class A, $10.21 for Class C, $7.68 for Class R, $6.41 for Class W and $5.14 for Class Z.

Annual Report 2012
6

Columbia Value and Restructuring Fund

Portfolio of Investments

August 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%

Issuer	Shares	Value ($)
Consumer Discretionary 11.0%
Auto Components 0.2%
Johnson Controls, Inc.	229,750	6,251,497
Hotels, Restaurants & Leisure 0.9%
McDonald's Corp.	294,580	26,361,964
Media 5.2%
Comcast Corp., Class A	1,346,890	45,161,222
DIRECTV(a)	554,810	28,900,053
Discovery Communications, Inc., Class A(a)(b)	249,200	13,666,128
Viacom, Inc., Class B	1,160,500	58,036,605
Total		145,764,008
Multiline Retail 1.6%
Target Corp.	692,080	44,355,407
Specialty Retail 1.9%
Lowe's Companies, Inc.	852,910	24,290,877
TJX Companies, Inc.	653,300	29,914,607
Total		54,205,484
Textiles, Apparel & Luxury Goods 1.2%
Nike, Inc., Class B	331,280	32,253,421
Total Consumer Discretionary		309,191,781
Consumer Staples 10.6%
Beverages 2.7%
PepsiCo, Inc.	1,052,800	76,254,304
Food & Staples Retailing 1.5%
CVS Caremark Corp.	900,540	41,019,597
Food Products 2.1%
Kraft Foods, Inc., Class A	1,397,400	58,034,022
Household Products 1.9%
Procter & Gamble Co. (The)	813,800	54,679,222
Tobacco 2.4%
Lorillard, Inc.	535,237	67,177,596
Total Consumer Staples		297,164,741
Energy 12.5%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	358,900	16,365,840
Halliburton Co.	1,111,990	36,428,792
Total		52,794,632

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 10.6%
Anadarko Petroleum Corp.	687,800	47,643,906
Apache Corp.	238,500	20,451,375
Chevron Corp.	574,600	64,447,136
ConocoPhillips	1,408,900	80,011,431
Devon Energy Corp.	344,200	19,905,086
Noble Energy, Inc.	742,700	65,283,330
Total		297,742,264
Total Energy		350,536,896
Financials 13.4%
Capital Markets 5.3%
Apollo Global Management LLC, Class A	743,371	9,857,099
BlackRock, Inc.	219,115	38,645,313
Goldman Sachs Group, Inc. (The)	197,850	20,916,702
Invesco Ltd.	1,842,100	43,620,928
Morgan Stanley	1,063,690	15,955,350
State Street Corp.	451,700	18,790,720
Total		147,786,112
Commercial Banks 2.5%
Wells Fargo & Co.	2,066,300	70,316,189
Diversified Financial Services 1.6%
Citigroup, Inc.	1,320,000	39,217,200
JPMorgan Chase & Co.	186,660	6,932,552
Total		46,149,752
Insurance 4.0%
ACE Ltd.	773,100	57,000,663
Aon PLC	1,055,100	54,822,996
Total		111,823,659
Total Financials		376,075,712
Health Care 14.8%
Biotechnology 1.1%
Celgene Corp.(a)	411,590	29,650,944
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	625,000	36,675,000
Covidien PLC	572,600	32,094,230
Total		68,769,230

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 3.7%
AmerisourceBergen Corp.	1,145,842	44,137,834
CIGNA Corp.	609,100	27,878,507
Express Scripts Holding Co.(a)	195,480	12,240,957
Humana, Inc.	281,450	19,724,016
Total		103,981,314
Pharmaceuticals 7.6%
Abbott Laboratories	608,800	39,900,752
Johnson & Johnson	1,199,740	80,898,468
Merck & Co., Inc.	800,920	34,479,606
Pfizer, Inc.	2,440,450	58,229,137
Total		213,507,963
Total Health Care		415,909,451
Industrials 10.3%
Aerospace & Defense 1.1%
United Technologies Corp.	395,390	31,571,891
Airlines 0.9%
Copa Holdings SA, Class A	314,700	24,430,161
Industrial Conglomerates 2.3%
Tyco International Ltd.	1,135,000	63,991,300
Machinery 2.2%
Eaton Corp.(b)	750,000	33,540,000
Stanley Black & Decker, Inc.	450,000	29,601,000
Total		63,141,000
Professional Services 1.1%
Nielsen Holdings NV(a)	1,063,400	29,817,736
Road & Rail 1.6%
Union Pacific Corp.	370,600	45,005,664
Trading Companies & Distributors 1.1%
AerCap Holdings NV(a)	2,535,487	32,073,911
Total Industrials		290,031,663
Information Technology 21.3%
Communications Equipment 1.8%
Harris Corp.(b)	187,000	8,794,610
QUALCOMM, Inc.	690,860	42,460,256
Total		51,254,866
Computers & Peripherals 7.4%
Apple, Inc.	260,640	173,388,154
EMC Corp.(a)	1,321,200	34,734,348
Total		208,122,502

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 5.2%
eBay, Inc.(a)	1,224,150	58,110,400
Google, Inc., Class A(a)	128,130	87,780,582
Total		145,890,982
IT Services 3.0%
International Business Machines Corp.	251,010	48,909,298
Mastercard, Inc., Class A	84,100	35,565,890
Total		84,475,188
Office Electronics 0.5%
Xerox Corp.	1,944,000	14,327,280
Semiconductors & Semiconductor Equipment 0.7%
Skyworks Solutions, Inc.(a)	639,870	19,490,440
Software 2.7%
Electronic Arts, Inc.(a)	418,110	5,573,406
Microsoft Corp.	2,220,520	68,436,427
Total		74,009,833
Total Information Technology		597,571,091
Materials 2.6%
Chemicals 1.4%
Celanese Corp., Class A	1,016,300	38,883,638
Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc.	900,000	32,499,000
Total Materials		71,382,638
Telecommunication Services 2.5%
Diversified Telecommunication Services 1.8%
Hkt Trust And Hkt Ltd.	39,459,440	33,796,811
Windstream Corp.(b)	1,548,200	15,280,734
Total		49,077,545
Wireless Telecommunication Services 0.7%
Sprint Nextel Corp.(a)	4,070,970	19,744,205
Total Telecommunication Services		68,821,750
Total Common Stocks (Cost: $2,365,885,159)		2,776,685,723
Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.164%(c)(d)	28,067,156	28,067,156
Total Money Market Funds (Cost: $28,067,156)		28,067,156

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2012

Investments of Cash Collateral Received for Securities on Loan 2.0%

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Asset-Backed Commercial Paper 0.2%
Barton Capital Corporation 09/04/12	0.200%	1,999,912	1,999,912
Manhattan Asset Funding Co. LLC 09/20/12	0.210%	1,999,673	1,999,673
Total			3,999,585
Repurchase Agreements 1.8%
Citigroup Global Markets, Inc. dated 08/31/12, matures 09/04/12, repurchase price $2,000,047(e)	0.210%	2,000,000	2,000,000
Mizuho Securities USA, Inc. dated 08/31/12, matures 09/04/12, repurchase price $3,000,077(e)	0.230%	3,000,000	3,000,000
Natixis Financial Products, Inc. dated 08/31/12, matures 09/04/12, repurchase price $30,000,800(e)	0.240%	30,000,000	30,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)

Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Nomura Securities dated 08/31/12, matures 09/04/12, repurchase price $5,000,128(e)	0.230%	5,000,000	5,000,000
Pershing LLC dated 08/31/12, matures 09/04/12, repurchase price $4,000,142(e)	0.320%	4,000,000	4,000,000
Societe Generale dated 08/31/12, matures 09/04/12, repurchase price $6,825,451(e)	0.180%	6,825,314	6,825,314
Total			50,825,314
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $54,824,899)			54,824,899
Total Investments (Cost: $2,448,777,214)			2,859,577,778
Other Assets & Liabilities, Net			(56,252,506)
Net Assets			2,803,325,272

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2012, security was partially or fully on loan.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended August 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	902,386,848	(874,319,692)	—	28,067,156	—	29,999	28,067,156

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.210%)
Fannie Mae REMICS	654,169
Fannie Mae-Aces	224,485
Freddie Mac REMICS	871,955
Government National Mortgage Association	289,391
Total market value of collateral securities	2,040,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.230%)
United States Treasury Inflation Indexed Bonds	512,784
United States Treasury Note/Bond	2,209,235
United States Treasury Strip Coupon	277,064
United States Treasury Strip Principal	60,917
Total market value of collateral securities	3,060,000
Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	3,605,169
Fannie Mae REMICS	9,387,034
Freddie Mac Non Gold Pool	1,022,244
Freddie Mac Reference REMIC	253
Freddie Mac REMICS	5,443,367
Ginnie Mae I Pool	28,498
Ginnie Mae II Pool	328,230
Government National Mortgage Association	10,786,021
Total market value of collateral securities	30,600,816
Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	3,501,334
Freddie Mac Gold Pool	1,598,666
Total market value of collateral securities	5,100,000
Security Description	Value ($)
Pershing LLC (0.320%)
Fannie Mae REMICS	958,883
Federal Home Loan Banks	19,049
Freddie Mac Reference REMIC	2
Freddie Mac REMICS	234,857
Ginnie Mae I Pool	571,432
Ginnie Mae II Pool	1,330,212
Government National Mortgage Association	59,229
United States Treasury Note/Bond	906,336
Total market value of collateral securities	4,080,000
Security Description	Value ($)
Societe Generale (0.180%)
United States Treasury Inflation Indexed Bonds	6,961,820
Total market value of collateral securities	6,961,820

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2012

Abbreviation Legend

REMIC(S) Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	309,191,781	—	—	309,191,781
Consumer Staples	297,164,741	—	—	297,164,741
Energy	350,536,896	—	—	350,536,896
Financials	376,075,712	—	—	376,075,712
Health Care	415,909,451	—	—	415,909,451
Industrials	290,031,663	—	—	290,031,663
Information Technology	597,571,091	—	—	597,571,091
Materials	71,382,638	—	—	71,382,638
Telecommunication Services	35,024,939	33,796,811	—	68,821,750
Total Equity Securities	2,742,888,912	33,796,811	—	2,776,685,723
Other
Money Market Funds	28,067,156	—	—	28,067,156
Investments of Cash Collateral Received for Securities on Loan	—	54,824,899	—	54,824,899
Total Other	28,067,156	54,824,899	—	82,892,055
Total	2,770,956,068	88,621,710	—	2,859,577,778

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Value and Restructuring Fund

Statement of Assets and Liabilities

August 31, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,365,885,159)	$2,776,685,723
Affiliated issuers (identified cost $28,067,156)	28,067,156
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $3,999,585)	3,999,585
Repurchase agreements (identified cost $50,825,314)	50,825,314
Total investments (identified cost $2,448,777,214)	2,859,577,778
Receivable for:
Investments sold	54,959,897
Capital shares sold	240,836
Dividends	7,004,732
Interest	7,513
Reclaims	150,936
Prepaid expenses	46,353
Trustees' deferred compensation plan	193,753
Other assets	1,502
Total assets	2,922,183,300
Liabilities
Due upon return of securities on loan	54,824,899
Payable for:
Investments purchased	55,638,524
Capital shares purchased	7,078,570
Investment management fees	52,798
Distribution and service fees	2,311
Transfer agent fees	683,289
Administration fees	4,591
Compensation of board members	2,962
Chief compliance officer expenses	480
Other expenses	375,851
Trustees' deferred compensation plan	193,753
Total liabilities	118,858,028
Net assets applicable to outstanding capital stock	$2,803,325,272
Represented by
Paid-in capital	$2,228,307,330
Undistributed net investment income	5,806,656
Accumulated net realized gain	158,435,772
Unrealized appreciation (depreciation) on:
Investments	410,800,564
Foreign currency translations	(25,050)
Total — representing net assets applicable to outstanding capital stock	$2,803,325,272
*Value of securities on loan	$53,651,561
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Value and Restructuring Fund

Statement of Assets and Liabilities (continued)

August 31, 2012

Class A
Net assets	$134,228,317
Shares outstanding	2,762,707
Net asset value per share	$48.59
Maximum offering price per share(a)	$51.55
Class C
Net assets	$35,288,056
Shares outstanding	729,380
Net asset value per share	$48.38
Class I
Net assets	$2,790
Shares outstanding	58
Net asset value per share(b)	$48.50
Class R
Net assets	$32,094,865
Shares outstanding	661,294
Net asset value per share	$48.53
Class W
Net assets	$2,792
Shares outstanding	58
Net asset value per share(b)	$48.56
Class Z
Net assets	$2,601,708,452
Shares outstanding	53,561,098
Net asset value per share	$48.57

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Value and Restructuring Fund

Statement of Operations

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012
Net investment income
Income:
Dividends — unaffiliated issuers	$30,392,366	$121,611,457
Dividends — affiliated issuers	29,999	3,967
Interest	148,545	905,467
Income from securities lending — net	67,516	285,893
Foreign taxes withheld	(132,804)	(1,519,360)
Total income	30,505,622	121,287,424
Expenses:
Investment management fees	9,105,787	36,158,339
Distribution fees
Class C	116,999	393,542
Class R	72,328	230,164
Service fees
Class A	151,901	505,893
Class C	39,000	131,181
Class W	3	7
Transfer agent fees
Class A	124,683	445,361
Class C	32,023	105,644
Class R	29,689	95,211
Class W	2	5
Class Z	2,512,209	10,275,489
Administration fees	791,808	4,735,917
Compensation of board members	59,093	210,211
Pricing and bookkeeping fees	—	48,156
Custodian fees	6,633	154,970
Printing and postage fees	380,366	673,890
Registration fees	59,328	119,850
Professional fees	88,863	243,480
Line of credit interest expense	—	23,419
Chief compliance officer expenses	319	3,889
Other	116,340	637,793
Total expenses	13,687,374	55,192,411
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(823,726)	(2,410,775)
Expense reductions	(33,845)	(43,652)
Total net expenses	12,829,803	52,737,984
Net investment income	17,675,819	68,549,440
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	721,830,806	817,607,262
Foreign currency translations	(30)	(51,882)
Options contracts written	—	(294,188)
Net realized gain	721,830,776	817,261,192
Net change in unrealized appreciation (depreciation) on:
Investments	(828,751,039)	(1,411,547,064)
Foreign currency translations	(9,108)	(10,020)
Options contracts written	—	1,329,546
Net change in unrealized depreciation	(828,760,147)	(1,410,227,538)
Net realized and unrealized loss	(106,929,371)	(592,966,346)
Net decrease in net assets from operations	$(89,253,552)	$(524,416,906)

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Value and Restructuring Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2012(a)	Year Ended March 31, 2012	Year Ended March 31, 2011(b)
Operations
Net investment income	$17,675,819	$68,549,440	$88,160,171
Net realized gain	721,830,776	817,261,192	281,015,082
Net change in unrealized appreciation (depreciation)	(828,760,147)	(1,410,227,538)	776,324,365
Net increase (decrease) in net assets resulting from operations	(89,253,552)	(524,416,906)	1,145,499,618
Distributions to shareholders:
Net investment income
Class A	(491,104)	(2,022,036)	(3,204,542)
Class C	(57,756)	(178,216)	(365,279)
Class I	(12)	(39)	(54,138)
Class R	(98,412)	(351,895)	(566,586)
Class W	(10)	(29)	(11)
Class Z	(11,516,046)	(64,346,698)	(87,200,668)
Total distributions to shareholders	(12,163,340)	(66,898,913)	(91,391,224)
Increase (decrease) in net assets from capital stock activity	(1,229,819,245)	(2,288,996,250)	(1,229,234,628)
Total decrease in net assets	(1,331,236,137)	(2,880,312,069)	(175,126,234)
Net assets at beginning of year	4,134,561,409	7,014,873,478	7,189,999,712
Net assets at end of year	$2,803,325,272	$4,134,561,409	$7,014,873,478
Undistributed net investment income	$5,806,656	$1,639,387	$40,742

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b) Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Value and Restructuring Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2012(a)		Year Ended March 31, 2012		Year Ended March 31, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	77,220	3,628,854	429,799	20,748,380	1,122,585	51,295,242
Distributions reinvested	10,153	463,975	37,595	1,698,011	59,362	2,627,179
Redemptions	(678,621)	(31,999,955)	(2,169,299)	(103,288,238)	(2,653,210)	(119,919,348)
Net decrease	(591,248)	(27,907,126)	(1,701,905)	(80,841,847)	(1,471,263)	(65,996,927)
Class C shares
Subscriptions	9,787	461,915	87,938	4,296,824	187,589	8,712,920
Distributions reinvested	1,069	48,734	2,972	133,769	6,299	273,618
Redemptions	(129,941)	(6,114,048)	(586,390)	(27,697,861)	(528,877)	(23,533,078)
Net decrease	(119,085)	(5,603,399)	(495,480)	(23,267,268)	(334,989)	(14,546,540)
Class I shares
Subscriptions	—	—	58,248	3,123,981	535,411	26,380,052
Distributions reinvested	—	—	—	—	1,051	54,122
Redemptions	—	—	(560,760)	(28,966,012)	(33,892)	(1,723,811)
Net increase (decrease)	—	—	(502,512)	(25,842,031)	502,570	24,710,363
Class R shares
Subscriptions	47,006	2,222,975	145,708	6,982,623	278,727	12,289,558
Distributions reinvested	2,155	98,412	7,762	351,895	12,868	566,555
Redemptions	(170,884)	(7,994,806)	(603,378)	(30,008,857)	(360,742)	(16,451,024)
Net decrease	(121,723)	(5,673,419)	(449,908)	(22,674,339)	(69,147)	(3,594,911)
Class W shares
Subscriptions	—	—	—	—	61	2,651
Redemptions	—	—	—	—	(3)	(154)
Net increase	—	—	—	—	58	2,497
Class Z shares
Subscriptions	954,372	45,117,296	10,657,053	515,042,888	30,084,448	1,382,808,276
Distributions reinvested	202,426	9,244,800	922,759	41,664,646	1,314,238	58,505,520
Redemptions	(26,047,705)	(1,244,997,397)	(57,331,033)	(2,693,078,299)	(58,696,759)	(2,611,122,906)
Net decrease	(24,890,907)	(1,190,635,301)	(45,751,221)	(2,136,370,765)	(27,298,073)	(1,169,809,110)
Total net decrease	(25,722,963)	(1,229,819,245)	(48,901,026)	(2,288,996,250)	(28,670,844)	(1,229,234,628)

(a) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b) Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Value and Restructuring Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,		Year Ended March 31,
Class A	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$49.58		$53.03		$44.68		$26.51		$52.25		$58.58
Income from investment operations:
Net investment income	0.23		0.49		0.53	(c)	0.39	(c)	0.51		0.24
Net realized and unrealized gain (loss)	(1.06)		(3.45)		8.37		18.16		(25.72)		(5.70)
Total from investment operations	(0.83)		(2.96)		8.90		18.55		(25.21)		(5.46)
Less distributions to shareholders:
Net investment income	(0.16)		(0.49)		(0.55)		(0.38)		(0.51)		(0.36)
Net realized gains	—		—		—		—		(0.02)		(0.51)
Total distributions to shareholders	(0.16)		(0.49)		(0.55)		(0.38)		(0.53)		(0.87)
Proceeds from regulatory settlements	—		—		—		0.00	(d)	0.00	(d)	—
Net asset value, end of period	$48.59		$49.58		$53.03		$44.68		$26.51		$52.25
Total return	(1.65%)		(5.49%)		20.17%		70.25%		(48.51%)		(9.41%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26	%(f)	1.26	%(g)	1.20	%(g)	1.14	%(g)	1.18	%(g)	1.07	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.19	%(f)(i)	1.19	%(g)(i)	1.20	%(g)(i)	1.14	%(g)(i)	1.14	%(g)(i)	1.02	%(f)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26	%(f)	1.26%		1.20%		1.14%		1.18%		1.07	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.19	%(f)(i)	1.19	%(i)	1.20	%(i)	1.14	%(i)	1.14	%(i)	1.02	%(f)(i)
Net investment income	1.15	%(f)(i)	1.03	%(i)	1.16	%(i)	1.01	%(i)	1.35	%(i)	0.83	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$134,228		$166,301		$268,124		$291,655		$163,338		$77,209
Portfolio turnover	64%		9%		12%		6%		12%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class C	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$49.44		$52.89		$44.60		$26.51		$52.23		$58.58
Income from investment operations:
Net investment income	0.08		0.13		0.18	(c)	0.10	(c)	0.23		0.04
Net realized and unrealized gain (loss)	(1.07)		(3.41)		8.36		18.16		(25.73)		(5.68)
Total from investment operations	(0.99)		(3.28)		8.54		18.26		(25.50)		(5.64)
Less distributions to shareholders:
Net investment income	(0.07)		(0.17)		(0.25)		(0.17)		(0.20)		(0.20)
Net realized gains	—		—		—		—		(0.02)		(0.51)
Total distributions to shareholders	(0.07)		(0.17)		(0.25)		(0.17)		(0.22)		(0.71)
Proceeds from regulatory settlements	—		—		—		0.00	(d)	0.00	(d)	—
Net asset value, end of period	$48.38		$49.44		$52.89		$44.60		$26.51		$52.23
Total return	(1.98%)		(6.18%)		19.27%		69.00%		(48.89%)		(9.72%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.01	%(f)	1.99	%(g)	1.95	%(g)	1.89	%(g)	1.93	%(g)	1.82	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.94	%(f)(i)	1.95	%(g)(i)	1.95	%(g)(i)	1.89	%(g)(i)	1.89	%(g)(i)	1.77	%(f)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.01	%(f)	1.99%		1.95%		1.89%		1.93%		1.82	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.94	%(f)(i)	1.95	%(i)	1.95	%(i)	1.89	%(i)	1.89	%(i)	1.77	%(f)(i)
Net investment income	0.41	%(f)(i)	0.28	%(i)	0.40	%(i)	0.26	%(i)	0.63	%(i)	0.07	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$35,288		$41,945		$71,083		$74,880		$40,380		$13,665
Portfolio turnover	64%		9%		12%		6%		12%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 28, 2007 (commencement of operations) to March 31, 2008.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class I	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$49.48		$53.03		$43.47
Income from investment operations:
Net investment income	0.31		0.09		0.27
Net realized and unrealized gain (loss)	(1.08)		(2.95)		9.57
Total from investment operations	(0.77)		(2.86)		9.84
Less distributions to shareholders:
Net investment income	(0.21)		(0.69)		(0.28)
Total distributions to shareholders	(0.21)		(0.69)		(0.28)
Net asset value, end of period	$48.50		$49.48		$53.03
Total return	(1.52%)		(5.26%)		22.67%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.81	%(d)	0.78	%(e)	0.79	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.81	%(d)	0.78	%(e)(g)	0.79	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.81	%(d)	0.78%		0.79	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.81	%(d)	0.78	%(g)	0.79	%(d)(g)
Net investment income	1.55	%(d)	0.17	%(g)	1.05	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$26,652
Portfolio turnover	64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
20

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class R	2012(a)		2012		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$49.55		$52.98		$44.64		$26.50		$52.23		$54.30
Income from investment operations:
Net investment income	0.18		0.37		0.41	(c)	0.30	(c)	0.41		0.33
Net realized and unrealized gain (loss)	(1.07)		(3.43)		8.37		18.14		(25.72)		(1.41)
Total from investment operations	(0.89)		(3.06)		8.78		18.44		(25.31)		(1.08)
Less distributions to shareholders:
Net investment income	(0.13)		(0.37)		(0.44)		(0.30)		(0.40)		(0.48)
Net realized gains	—		—		—		—		(0.02)		(0.51)
Total distributions to shareholders	(0.13)		(0.37)		(0.44)		(0.30)		(0.42)		(0.99)
Proceeds from regulatory settlements	—		—		—		0.00	(d)	0.00	(d)	—
Net asset value, end of period	$48.53		$49.55		$52.98		$44.64		$26.50		$52.23
Total return	(1.77%)		(5.70%)		19.86%		69.84%		(48.65%)		(2.11%)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.51	%(f)	1.50	%(g)	1.45	%(g)	1.39	%(g)	1.43	%(g)	1.39%
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.44	%(f)(i)	1.44	%(g)(i)	1.45	%(g)(i)	1.39	%(g)(i)	1.39	%(g)(i)	1.35	%(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.51	%(f)	1.50%		1.45%		1.39%		1.43%		1.39%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.44	%(f)(i)	1.44	%(i)	1.45	%(i)	1.39	%(i)	1.39	%(i)	1.35	%(i)
Net investment income	0.91	%(f)(i)	0.76	%(i)	0.91	%(i)	0.78	%(i)	1.05	%(i)	0.60	%(i)
Supplemental data
Net assets, end of period (in thousands)	$32,095		$38,799		$65,321		$58,120		$37,637		$33,826
Portfolio turnover	64%		9%		12%		6%		12%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund's Class R shares. The financial information of the Fund's Class R shares includes the financial information of Value and Restructuring Fund's Retirement Shares class.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
21

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class W	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$49.56		$53.04		$43.49
Income from investment operations:
Net investment income	0.23		0.50		0.20
Net realized and unrealized gain (loss)	(1.07)		(3.47)		9.53
Total from investment operations	(0.84)		(2.97)		9.73
Less distributions to shareholders:
Net investment income	(0.16)		(0.51)		(0.18)
Total distributions to shareholders	(0.16)		(0.51)		(0.18)
Net asset value, end of period	$48.56		$49.56		$53.04
Total return	(1.66%)		(5.50%)		22.41%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.24	%(d)	1.22	%(e)	1.19	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.18	%(d)(g)	1.17	%(e)(g)	1.19	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.24	%(d)	1.22%		1.19	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.18	%(d)(g)	1.17	%(g)	1.19	%(d)(g)
Net investment income	1.18	%(d)(g)	1.04	%(g)	0.81	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3
Portfolio turnover	64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
22

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,		Year Ended March 31,
Class Z	2012(a)		2012		2011		2010		2009		2008(b)(c)
Per share data
Net asset value, beginning of period	$49.55		$53.01		$44.66		$26.49		$52.22		$54.33
Income from investment operations:
Net investment income	0.27		0.61		0.64	(d)	0.49	(d)	0.61		0.60
Net realized and unrealized gain (loss)	(1.06)		(3.46)		8.37		18.15		(25.71)		(1.47)
Total from investment operations	(0.79)		(2.85)		9.01		18.64		(25.10)		(0.87)
Less distributions to shareholders:
Net investment income	(0.19)		(0.61)		(0.66)		(0.47)		(0.61)		(0.73)
Net realized gains	—		—		—		—		(0.02)		(0.51)
Total distributions to shareholders	(0.19)		(0.61)		(0.66)		(0.47)		(0.63)		(1.24)
Proceeds from regulatory settlements	—		—		—		0.00	(e)	0.00	(e)	—
Net asset value, end of period	$48.57		$49.55		$53.01		$44.66		$26.49		$52.22
Total return	(1.57%)		(5.26%)		20.46%		70.71%		(48.39%)		(1.74%)
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.01	%(g)	0.99	%(h)	0.95	%(h)	0.89	%(h)	0.93	%(h)	1.06%
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	0.94	%(g)(j)	0.94	%(h)(j)	0.95	%(h)(j)	0.89	%(h)(j)	0.89	%(h)(j)	1.02	%(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.01	%(g)	0.99%		0.95%		0.89%		0.93%		1.06%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	0.94	%(g)(j)	0.94	%(j)	0.95	%(j)	0.89	%(j)	0.89	%(j)	1.02	%(j)
Net investment income	1.36	%(g)(j)	1.28	%(j)	1.40	%(j)	1.28	%(j)	1.47	%(j)	1.07	%(j)
Supplemental data
Net assets, end of period (in thousands)	$2,601,708		$3,887,512		$6,583,690		$6,765,345		$4,352,176		$8,980,358
Portfolio turnover	64%		9%		12%		6%		12%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  On March 31, 2008, Value and Restructuring Fund's Institutional Shares class was reorganized into the Fund's Class Z.

(c)  On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund's Class Z shares. The financial information of the Fund's Class Z shares includes the financial information of Value and Restructuring Fund's Shares class.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(e)  Rounds to less than $0.01.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Annualized.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
23

Columbia Value and Restructuring Fund

Notes to Financial Statements

August 31, 2012

Note 1. Organization

Columbia Value and Restructuring Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to August 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2012
24

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity risk and to increase return on investments and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Annual Report 2012
25

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2012

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at August 31, 2012 and March 31, 2012

At August 31, 2012 and March 31, 2012, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased	Total
Equity contracts	(294,188)	$(294,188)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased	Total
Equity contracts	1,329,546	$1,329,546

Volume of Derivative Instruments for the Year Ended March 31, 2012

Contracts Opened
Options contracts	12,759

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Annual Report 2012
26

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2012

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2012
27

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.54% as the Fund's net assets increase. Prior to July 1, 2011, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.60% to 0.43% as the Fund's net assets increased. For the period ended August 31, 2012, and for the year ended March 31, 2012, the annualized effective investment management fee rate was 0.69% and 0.66%, respectively, of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. For the period ended August 31, 2012, and for the year ended March 31, 2012, the annualized effective administration fee rate was 0.06% and 0.09%, respectively, of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed

$140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

Annual Report 2012
28

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2012

The Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended August 31, 2012	Year Ended March 31, 2012
Class A	0.20%	0.22%
Class C	0.20	0.20
Class R	0.20	0.21
Class W	0.17	0.21
Class Z	0.20	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended August 31, 2012, these minimum account balance fees reduced total expenses by $33,845 and $43,652 for the year ended March 31, 2012.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $11,959 for Class A and $1,012 for Class C shares for the period ended August 31, 2012 and $56,508 for Class A and $9,633 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.26%
Class C	2.01
Class I	0.85
Class R	1.51
Class W	1.26
Class Z	1.01

For the period July 1, 2011 through July 31, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.19%
Class C	1.94
Class I	0.81
Class R	1.44
Class W	1.19
Class Z	0.94

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and

Annual Report 2012
29

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2012

expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.25%
Class C	2.00
Class I	0.88
Class R	1.50
Class W	1.25
Class Z	1.00

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, recognition of unrealized appreciation (depreciation) for certain derivative instruments, redemption based payments treated as dividends paid reduction, certain convertible preferred securities and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,345,210)
Accumulated net realized gain	(12,106,886)
Paid-in capital	13,452,096

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended August 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011
Ordinary income	$12,163,340	$66,898,913	$91,391,224
Long-term capital gains	—	—	—
Total	$12,163,340	$66,898,913	$91,391,224

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,979,596
Undistributed accumulated long-term gain	170,320,809
Unrealized appreciation	401,344,388

At August 31, 2012, the cost of investments for federal income tax purposes was $2,458,233,390 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$414,365,799
Unrealized depreciation	(13,021,411)
Net unrealized appreciation	$401,344,388

For the period ended August 31, 2012, $511,299,923 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,035,015,378 and $3,292,078,051, respectively, for the period ended August 31, 2012.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate

Annual Report 2012
30

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2012

additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended August 31, 2012 and the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At August 31, 2012, securities valued at $53,651,561 were on loan, secured by cash collateral of $54,824,899 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

At March 31, 2012, securities valued at $52,691,829 were on loan, secured by cash collateral of $54,039,134 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through July 10, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2012, three unaffiliated shareholder accounts owned an aggregate of 62.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each

Annual Report 2012
31

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2012

participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended August 31, 2012.

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $8,150,000 at a weighted average interest rate of 1.38%.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
32

Columbia Value and Restructuring Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and
the Shareholders of Columbia Value and Restructuring Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Value and Restructuring Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2012

Annual Report 2012
33

Columbia Value and Restructuring Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal period ended August 31, 2012, $191,549,110, or, if subsequently determined to be different, the net capital of such period.

100.00% of the ordinary income distributed by the Fund for the fiscal period ended August 31, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal period ended August 31, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report 2012
34

Columbia Value and Restructuring Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2005 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2012
35

Columbia Value and Restructuring Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 208; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2012
36

Columbia Value and Restructuring Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2012
37

Columbia Value and Restructuring Fund

Board Consideration and Approval of
Advisory Agreement

On June 6, 2012, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Value and Restructuring Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at the Committee meeting held on June 5, 2012 and at the Board meeting held on June 6, 2012. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On June 5, 2012, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 6, 2012, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of the Fund's benchmarks and the performance of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by an independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by an independent third-party data provider);

•  The terms and conditions of the Advisory Agreement, including that the advisory fee rates payable by the Fund would not change;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement, noting in the case of the Transfer and Dividend Disbursing Agent Agreement certain proposed changes to the fee rates payable thereunder;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Investment Manager, including institutional separate accounts; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2012
38

Columbia Value and Restructuring Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the quality of the Investment Manager's investment research capabilities and trade execution services, and the other resources that the Investment Manager devotes to the Fund. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate administrative services agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement supported the continuation of such agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of an independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. In the case of each Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2011, the Fund's performance was in the ninety-third, twenty-second and forty-fifth percentiles (where the best performance would be in the first percentile) of its category selected by an independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2012
39

Columbia Value and Restructuring Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Advisory Agreement as well as the total expenses to be incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total net expense ratio are ranked in the third and second quintiles, respectively, against the Fund's expense universe as determined by an independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also considered the fact that the advisory fee rates payable by the Fund to the Investment Manager under the Advisory Agreement were the same as those currently paid by the Fund to the Investment Manager.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to any institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these issues, the Committee and the Board also considered the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates from their relationships with the

Annual Report 2012
40

Columbia Value and Restructuring Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio brokerage for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Columbia Value and Restructuring Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
45

Columbia Value and Restructuring Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1201 D (10/12)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose report to stockholders is included in this annual filing. Six series changed their fiscal year end during the period effective August 31, 2012, four from March 31 and two from September 30. The fees presented for 2012 represent the fiscal year ended August 31, 2012 for nine series, the five month period ended August 31, 2012 for four series and the eleven month period ended August 31, 2012 for two series.  The fees presented for 2011 include information for the fiscal year ended August 31, 2011 for nine series, March 31, 2012 for four series and September 30, 2011 for two series.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the period ended August 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for nine series)	March 31, 2012 (for four series)	September 30, 2011 (for two series)
$247,000	$234,300	$117,300	$61,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The 2011 fiscal years also include audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the period ended August 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for nine series)	March 31, 2012 (for four series)	September 30, 2011 (for two series)
$3,200	$109,800	$28,600	$21,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal period 2012 and the 2011 fiscal years, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and fund accounting and custody conversions. The 2011 fiscal years also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the period ended August 31, 2012 and the indicated 2012 and 2011 fiscal years, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the period ended August 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for nine series)	March 31, 2012 (for four series)	September 30, 2011 (for two series)
$44,600	$95,000	$28,700	$7,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. The

2011 fiscal years also includes Tax Fees for review of foreign tax filings, merger agreed-upon procedures and the review of final tax returns.

During the period ended August 31, 2012 and the indicated 2012 and 2011 fiscal years, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the period ended August 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for nine series)	March 31, 2012 (for four series)	September 30, 2011 (for two series)
$0	$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the period ended August 31, 2012 and the indicated 2012 and 2011fiscal years are approximately as follows:

2012	August 31, 2011 (for nine series)	March 31, 2012 (for four series)	September 30, 2011 (for two series)
$395,800	$395,300	$395,800	$395,300

In both fiscal period 2012 and the 2011 fiscal years, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant

(“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period ended August 31, 2012 and the indicated 2012 and 2011 fiscal years was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period ended August 31, 2012 and the indicated 2012 and 2011 fiscal years are approximately as follows:

2012	August 31, 2011 (for nine series)	March 31, 2012 (for four series)	September 30, 2011 (for two series)
$443,600	$600,100	$453,100	$424,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Subsequent to the registrant’s fiscal year ended August 31, 2012 but prior to the next evaluation of the registrant’s disclosure controls and procedures by the principal executive officer and principal financial officers, management became aware that the Active Portfolios Multi-Manager Alternative Strategies Fund’s (the Fund) controls designed to ensure the proper recording of the fair value of non-U.S. denominated trades not previously held by the Fund or other funds within the Columbia Fund group did not operate effectively as of August 31, 2012. As a result of this material weakness, balances of investments at fair value in the statement of assets and liabilities and unrealized appreciation/depreciation from futures contracts resulted in audit adjustments to the Fund’s August 31, 2012 financial statements.

Since August 31, 2012 and prior to the issuance of the Fund’s annual report as of and for the period then ended, the operation of the registrant’s controls over financial reporting was modified to enhance the process of recording certain last day trades (as described above) and the review and analysis of any resulting financial statement impact.

Prospectively, the Fund is evaluating enhancements to controls, including the following:

•    Comparison of trade and market prices for non-U.S. denominated trades not previously held by the Fund or other funds within the Columbia Fund complex be compared and that variances be investigated; and

•    Institute a formal review procedure to compare net asset value calculated on a trade date +1 and trade basis and that variances, above a defined threshold, are investigated.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. However, as discussed in Item 11(a) above, the registrant is evaluating enhanced controls to ensure the proper recording of the fair value of non-U.S. denominated trades subsequent to the issuance of the Fund’s August 31, 2012 financial statements.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 30, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 30, 2012